UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                Investment Company Act file number    811-05742
                                                  ----------------

                                BlackRock Funds SM
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Brian Kindelan, Esq.
                            BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
           ----------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 441-7762
                                                          ---------------

                   Date of fiscal year end: SEPTEMBER 30, 2003
                                           -------------------

                  Date of reporting period: SEPTEMBER 30, 2003
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT(S) TO SHAREHOLDERS.


FIXED INCOME     LIQUIDITY     EQUITIES     ALTERNATIVES     BLACKROCK SOLUTIONS


BlackRock Funds
Equity Portfolios

Annual Report to Shareholders
September 30, 2003

[GRAPHIC OMITTED]

NOT FDIC INSURED                                   (LOGO)
MAY LOSE VALUE                                     BLACKROCK
No BANK GUARANTEE                                  [GRAPHIC OMITTED]

                                 BLACKROCK FUNDS

                                EQUITY PORTFOLIOS

* Large Cap Value Equity    * Small Cap Growth Equity       * International Opportunities
* Large Cap Growth Equity   * U.S. Opportunities            * Asia Pacific Equity
* Mid-Cap Value Equity      * Global Science & Technology   * Select Equity
* Mid-Cap Growth Equity       Opportunities                 * Index Equity
* Small Cap Value Equity    * European Equity               * Balanced
* Small Cap Core Equity     * International Equity


                                TABLE OF CONTENTS

SHAREHOLDER LETTER.............................................................1

PORTFOLIO SUMMARIES
      Large Cap Value Equity...................................................2
      Large Cap Growth Equity..................................................3
      Mid-Cap Value Equity.....................................................4
      Mid-Cap Growth Equity....................................................5
      Small Cap Value Equity...................................................6
      Small Cap Core Equity....................................................7
      Small Cap Growth Equity..................................................8
      U.S. Opportunities.......................................................9
      Global Science & Technology Opportunities...............................10
      European Equity.........................................................11
      International Equity....................................................12
      International Opportunities.............................................13
      Asia Pacific Equity.....................................................14
      Select Equity...........................................................15
      Index Equity............................................................16
      Balanced................................................................17
      Note on Performance Information.........................................18

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS............................19-59
      Asia Pacific Equity Statement of Assets & Liabilities...................48
      Balanced Statement of Assets & Liabilities..............................60

PORTFOLIO FINANCIAL STATEMENTS
      Statements of Operations.............................................62-64
      Statements of Changes in Net Assets..................................66-71
      Financial Highlights.................................................72-89

NOTES TO FINANCIAL STATEMENTS.............................................90-111

REPORT OF INDEPENDENT AUDITORS...............................................112

FUND MANAGEMENT..........................................................113-115

ADDITIONAL INFORMATION.......................................................116

DFA INVESTMENT TRUST COMPANY ANNUAL REPORT...............................117-135

--------------------------------------------------------------------------------
                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BLACKROCK FUNDS IS COMMITTED TO MAINTAINING THE PRIVACY OF ITS SHAREHOLDERS AND TO SAFEGUARDING THEIR NONPUBLIC PERSONAL INFORMATION. THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND WHAT PERSONAL INFORMATION BLACKROCK FUNDS COLLECTS, HOW WE PROTECT THAT INFORMATION, AND WHY IN CERTAIN CASES WE MAY SHARE SUCH INFORMATION WITH SELECT OTHER PARTIES.

BLACKROCK FUNDS DOES NOT RECEIVE ANY NONPUBLIC PERSONAL INFORMATION RELATING TO ITS SHAREHOLDERS WHO PURCHASE SHARES THROUGH THEIR BROKER-DEALERS. IN THE CASE OF SHAREHOLDERS WHO ARE RECORD OWNERS OF BLACKROCK FUNDS, BLACKROCK FUNDS RECEIVES NONPUBLIC PERSONAL INFORMATION ON ACCOUNT APPLICATIONS OR OTHER FORMS. WITH RESPECT TO THESE SHAREHOLDERS, BLACKROCK FUNDS ALSO HAS ACCESS TO SPECIFIC INFORMATION REGARDING THEIR TRANSACTIONS IN BLACKROCK FUNDS.

BLACKROCK FUNDS DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS OR FORMER SHAREHOLDERS TO ANYONE, EXCEPT AS PERMITTED BY LAW OR AS IS NECESSARY IN ORDER TO SERVICE OUR SHAREHOLDERS' ACCOUNTS (FOR EXAMPLE, TO A TRANSFER AGENT).

BLACKROCK FUNDS RESTRICTS ACCESS TO NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO BLACKROCK EMPLOYEES WITH A LEGITIMATE BUSINESS NEED FOR THE INFORMATION. BLACKROCK FUNDS MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS DESIGNED TO PROTECT THE NONPUBLIC PERSONAL INFORMATION OF OUR SHAREHOLDERS.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

September 30, 2003

Dear Shareholder:

      We are pleased to present the Annual Report to Shareholders of the BlackRock Funds' Equity Portfolios for the year ended September 30, 2003. The Annual Report includes important information on each Portfolio, and is organized as follows:

o PORTFOLIO SUMMARY -- discusses recent portfolio management activity and highlights total returns.

o STATEMENT OF NET ASSETS (OR SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES) -- lists portfolio holdings and includes each holding's market value and number of shares as of September 30, 2003. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o STATEMENT OF OPERATIONS -- displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o STATEMENT OF CHANGES IN NET ASSETS -- compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o FINANCIAL HIGHLIGHTS -- include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

o NOTES TO FINANCIAL STATEMENTS -- provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o FUND MANAGEMENT TABLE -- lists information regarding BlackRock Funds' Trustees and Officers.

      In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

      We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.

Sincerely,

/s/  ANNE ACKERLEY

Anne Ackerley
MANAGING DIRECTOR
BLACKROCK ADVISORS, INC.

                        LARGE CAP VALUE EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $300.2 MILLION

PERFORMANCE BENCHMARK
     RUSSELL 1000 VALUE INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. LARGE CAPITALIZATION VALUE COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF RUSSELL 1000 VALUE INDEX STOCKS). THE PORTFOLIO MANAGEMENT TEAM USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 800 VALUE COMPANIES. THE MANAGEMENT TEAM USES A MULTI-FACTOR MODEL, WHICH IDENTIFIES THE KEY FACTORS THAT DRIVE THE PERFORMANCE OF VALUE STOCKS. USING THIS MULTI-FACTOR MODEL, THE MANAGEMENT TEAM IDENTIFIES STOCKS WITH LOW RELATIVE VALUATIONS AND IMPROVING EARNINGS EXPECTATIONS WHEN COMPARED WITH THEIR SECTOR PEERS. BASED ON THIS INFORMATION, AND USING SOPHISTICATED RISK MEASUREMENT TOOLS, THE MANAGEMENT TEAM SELECTS STOCKS, TOGETHER WITH THEIR APPROPRIATE WEIGHTINGS, THAT IT BELIEVES WILL MAXIMIZE THE PORTFOLIO'S RETURN PER UNIT OF RISK. THE PORTFOLIO SEEKS TO MAINTAIN MARKET CAPITALIZATION, SECTOR ALLOCATIONS, AND STYLE CHARACTERISTICS SIMILAR TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. THE PORTFOLIO POSTED STRONG PERFORMANCE DURING THE QUARTER, DRIVEN PRIMARILY BY GOOD STOCK SELECTION WITHIN INDUSTRIES THAT OUTPERFORMED. SECTORS THAT WERE MOST BENEFICIAL TO THE PORTFOLIO DURING THE QUARTER INCLUDED TELECOMMUNICATIONS, FINANCE, ENERGY, AND UTILITIES. SECTORS THAT DETRACTED FROM PERFORMANCE INCLUDED HEALTH SERVICES, RETAIL, AND CONSUMER SERVICES.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM WHO WOULD BE RESPONSIBLE FOR MANAGING THE LARGE CAP VALUE PORTFOLIO. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH 2002 WITH NO NEGATIVE TAX IMPLICATIONS. ALTHOUGH THE QUANTITATIVE MODEL'S EARNINGS EXPECTATION FACTORS WERE PREDICTIVE DURING MARCH, THE VALUATION FACTORS STRUGGLED DURING THE MONTH.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. AS INVESTORS' RISK HORIZONS LENGTHENED DUE TO INCREASED OPTIMISM ABOUT THE FUTURE, THE MARKETS BEGAN CHASING SMALLER, HIGH-RISK NAMES THAT HAD BEEN BEATEN DOWN OVER THE COURSE OF THE PROLONGED BEAR MARKET. FOR THE QUARTER, THE QUANTITATIVE MODEL WAS NOT HELPFUL IN DISCRIMINATING OUTPERFORMING STOCKS FROM UNDERPERFORMING STOCKS. A FURTHER BREAKDOWN OF THE MODEL REVEALED A CONTINUED DETERIORATION IN THE EARNINGS EXPECTATION FACTORS' POWER. THIS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE, WHILE THE VALUATION FACTORS CONTINUED TO REBOUND FROM THEIR MARCH WEAKNESS.
     o U.S. EQUITY MARKETS CONTINUED TO RALLY FOR THE FIRST TWO MONTHS OF THE FOURTH QUARTER OF THE FISCAL YEAR, BUT FELL IN SEPTEMBER ON THE BACK OF WEAKER ECONOMIC DATA AND LOWER CONSUMER SENTIMENT. THE MODEL'S PREDICTIVE POWER IMPROVED EVERY MONTH OVER THE COURSE OF THE QUARTER, CULMINATING IN A VERY PREDICTIVE MONTH OF SEPTEMBER. THE EARNINGS EXPECTATION FACTORS' POWER CONTINUED TO STRUGGLE THROUGHOUT MOST OF THE QUARTER. THIS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE IN JULY AND AUGUST. ON A POSITIVE NOTE, THESE FACTORS WERE QUITE STRONG IN SEPTEMBER, HELPING TO DRIVE THE PORTFOLIO'S PERFORMANCE FOR THE MONTH. IN PARTICULAR, THE ESTIMATE REVISION FACTORS TURNED POSITIVE IN SEPTEMBER. THE MODEL'S VALUATION FACTORS ALSO IMPROVED THROUGHOUT THE QUARTER, WITH THE FORECAST EARNINGS-TO-PRICE AND CASH FLOW-TO-PRICE FACTORS BEING THE MOST POWERFUL.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX FROM INCEPTION AND AT EACH
                                FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS    INVESTOR A CLASS  RUSSELL 1000 VALUE INDEX
4/20/92              $10,000               $9,551                $10,000
6/30/92               $9,831               $9,390                $10,176
9/30/92               $9,881               $9,438                $10,388
12/31/92             $10,458               $9,988                $10,994
3/31/93              $11,343              $10,833                $12,057
6/30/93              $11,415              $10,903                $12,410
9/30/93              $12,047              $11,509                $13,022
12/31/93             $12,339              $11,769                $12,987
3/31/94              $11,871              $11,313                $12,533
6/30/94              $12,045              $11,459                $12,611
9/30/94              $12,500              $11,892                $12,933
12/31/94             $12,474              $11,855                $12,729
3/31/95              $13,546              $12,862                $13,938
6/30/95              $14,616              $13,863                $15,187
9/30/95              $15,715              $14,891                $16,514
12/31/95             $16,823              $15,922                $17,610
3/31/96              $17,777              $16,806                $18,607
6/30/96              $18,388              $17,371                $18,928
9/30/96              $19,017              $17,947                $19,478
12/31/96             $20,893              $19,711                $21,421
3/31/97              $21,242              $20,006                $21,970
6/30/97              $24,157              $22,714                $25,209
9/30/97              $26,179              $24,590                $27,719
12/31/97             $26,879              $25,234                $28,957
3/31/98              $30,254              $28,357                $32,333
6/30/98              $29,800              $27,903                $32,477
9/30/98              $25,585              $23,943                $28,715
12/31/98             $29,696              $27,749                $33,483
3/31/99              $30,034              $28,037                $33,964
6/30/99              $33,462              $31,190                $37,793
9/30/99              $29,520              $27,498                $34,092
12/31/99             $30,777              $28,659                $35,946
3/31/00              $30,325              $28,187                $36,118
6/30/00              $28,927              $26,857                $34,425
9/30/00              $31,362              $29,069                $37,133
12/31/00             $33,847              $31,357                $38,469
3/31/01              $31,861              $29,455                $36,216
6/30/01              $32,790              $30,303                $37,984
9/30/01              $28,783              $26,558                $33,824
12/31/01             $30,540              $28,142                $36,319
3/31/02              $30,405              $27,990                $37,804
6/30/02              $25,464              $23,409                $34,584
9/30/02              $20,893              $19,202                $28,092
12/31/02             $23,224              $21,295                $30,682
3/31/03              $21,969              $20,122                $29,189
6/30/03              $25,528              $23,376                $34,231
9/30/03              $25,893              $23,681                $34,938

                              FOR PERIOD ENDING SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN

                                        1 Year*   3 Year    5 Year    10 Year   From Inception
                                        -------   ------    ------    -------   --------------
  Institutional Class                   23.93%    (6.19)%    0.24%     7.95%         8.67%
  Service Class                         23.60%    (6.45)%   (0.05)%    7.65%         8.40%
  Investor A Class (Load Adjusted)      17.72%    (8.02)%   (1.13)%    6.99%         7.82%
  Investor A Class (NAV)                23.32%    (6.60)%   (0.22)%    7.48%         8.26%
  Investor B Class (Load Adjusted)      17.92%    (8.31)%   (1.31)%    6.84%         7.69%
  Investor B Class (NAV)                22.42%    (7.34)%   (1.00)%    6.84%         7.69%
  Investor C Class (Load Adjusted)      21.40%    (7.32)%   (0.98)%    6.85%         7.70%
  Investor C Class (NAV)                22.40%    (7.32)%   (0.98)%    6.85%         7.70%
----------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 5/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 8/16/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        LARGE CAP GROWTH EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $125.0 MILLION

PERFORMANCE BENCHMARK
     RUSSELL 1000 GROWTH INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES ISSUED BY U.S. LARGE CAPITALIZATION GROWTH COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATONS EQUAL TO THOSE WITHIN THE UNIVERSE OF RUSSELL 1000 GROWTH INDEX STOCKS). THE PORTFOLIO MANAGEMENT TEAM USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 700 GROWTH COMPANIES. THE MANAGEMENT TEAM USES A MULTI-FACTOR MODEL, WHICH IDENTIFIES THE KEY FACTORS THAT DRIVE THE PERFORMANCE OF GROWTH STOCKS. USING THIS MULTI-FACTOR MODEL, THE MANAGEMENT TEAM IDENTIFIES STOCKS WITH RISING EARNINGS EXPECTATIONS THAT SELL AT ATTRACTIVE RELATIVE VALUATIONS WHEN COMPARED WITH THEIR SECTOR PEERS. BASED ON THIS INFORMATION, AND USING SOPHISTICATED RISK MEASUREMENT TOOLS, THE MANAGEMENT TEAM SELECTS STOCKS, TOGETHER WITH THEIR APPROPRIATE WEIGHTINGS, THAT IT BELIEVES WILL MAXIMIZE THE PORTFOLIO'S RETURN PER UNIT OF RISK. THE PORTFOLIO SEEKS TO MAINTAIN MARKET CAPITALIZATION, SECTOR ALLOCATIONS, AND STYLE CHARACTERISTICS SIMILAR TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. STOCK SELECTION WAS A SLIGHT POSITIVE DURING THE QUARTER, WHILE OVERALL PORTFOLIO CHARACTERISTICS WERE A SLIGHT NEGATIVE. NET INDUSTRY/SECTOR ALLOCATIONS NEITHER CONTRIBUTED NOR DETRACTED FROM RELATIVE PERFORMANCE.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM WHO WOULD BE RESPONSIBLE FOR MANAGING THE LARGE CAP GROWTH EQUITY PORTFOLIO. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH 2002 WITH NO NEGATIVE TAX IMPLICATIONS. THROUGHOUT MARCH, THE TEAM'S QUANTITATIVE MODEL WAS MODESTLY PREDICTIVE, DRIVEN PARTICULARLY BY THE EARNINGS EXPECTATION FACTORS LIKE ESTIMATE MOMENTUM AND EARNINGS REVISIONS. THE VALUATION FACTORS WERE LESS PREDICTIVE.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. AS INVESTORS' RISK HORIZONS LENGTHENED DUE TO INCREASED OPTIMISM ABOUT THE FUTURE, THE MARKETS BEGAN CHASING SMALLER, HIGH-RISK NAMES THAT HAD BEEN BEATEN DOWN OVER THE COURSE OF THE PROLONGED BEAR MARKET. DURING THE QUARTER, THE QUANTITATIVE MODEL WAS NON-PREDICTIVE IN HELPING TO DISCRIMINATE OUTPERFORMING STOCKS FROM UNDERPERFORMING STOCKS. A FURTHER BREAKDOWN OF THE MODEL REVEALED A CONTINUED DETERIORATION IN THE EARNINGS EXPECTATION FACTORS' POWER. THIS HALF OF OUR MODEL WAS SIGNIFICANTLY NON-PREDICTIVE, WHILE THE VALUATION FACTORS CONTINUED TO REBOUND FROM THEIR MARCH WEAKNESS.
     o U.S. EQUITY MARKETS CONTINUED TO RALLY FOR THE FIRST TWO MONTHS OF THE FOURTH QUARTER OF THE FISCAL YEAR, BUT FELL IN SEPTEMBER ON THE BACK OF WEAKER ECONOMIC DATA AND LOWER CONSUMER SENTIMENT. THE MODEL'S PREDICTIVE POWER IMPROVED EVERY MONTH OVER THE COURSE OF THE QUARTER, CULMINATING IN A VERY PREDICTIVE MONTH OF SEPTEMBER. THE EARNINGS EXPECTATION FACTORS' POWER CONTINUED TO STRUGGLE THROUGHOUT MOST OF THE QUARTER. THIS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE IN JULY AND AUGUST. ON A POSITIVE NOTE, THESE FACTORS WERE QUITE STRONG IN SEPTEMBER, HELPING TO DRIVE THE PORTFOLIO'S OUTPERFORMANCE FOR THE MONTH. IN PARTICULAR, THE ESTIMATE REVISION FACTORS TURNED POSITIVE IN SEPTEMBER AND THE PRICE MOMENTUM FACTORS SHOWED FURTHER SIGNS OF STRENGTH. THE MODEL'S VALUATION FACTORS ALSO IMPROVED THROUGHOUT THE QUARTER, WITH THE FORECAST EARNINGS-TO-PRICE AND CASH FLOW-TO-PRICE FACTORS BEING THE MOST POWERFUL.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX FROM INCEPTION AND AT EACH
                                FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INSTITUTIONAL CLASS   INVESTOR A CLASS   RUSSELL 1000 GROWTH INDEX
11/1/89             $10,000             $9,551                 $10,000
12/31/89            $10,825            $10,339                 $10,453
3/31/90             $10,493            $10,022                 $10,066
6/30/90             $10,986            $10,493                 $11,086
9/30/90             $10,040             $9,590                  $9,397
12/31/90            $10,606            $10,130                 $10,426
3/31/91             $11,400            $10,888                 $12,296
6/30/91             $11,306            $10,799                 $12,178
9/30/91             $11,995            $11,456                 $13,029
12/31/91            $13,363            $12,763                 $14,717
3/31/92             $12,389            $11,833                 $13,991
6/30/92             $12,453            $11,894                 $13,838
9/30/92             $12,580            $12,015                 $14,447
12/31/92            $13,226            $12,633                 $15,453
3/31/93             $13,472            $12,867                 $15,324
6/30/93             $13,910            $13,272                 $15,087
9/30/93             $15,370            $14,653                 $15,310
12/31/93            $15,039            $14,340                 $15,902
3/31/94             $13,859            $13,202                 $15,201
6/30/94             $13,001            $12,371                 $15,046
9/30/94             $13,658            $12,985                 $16,203
12/31/94            $13,526            $12,843                 $16,324
3/31/95             $14,756            $13,998                 $17,879
6/30/95             $16,078            $15,239                 $19,637
9/30/95             $17,739            $16,784                 $21,419
12/31/95            $18,185            $17,194                 $22,394
3/31/96             $19,337            $18,269                 $23,597
6/30/96             $20,474            $19,318                 $25,098
9/30/96             $21,051            $19,836                 $26,002
12/31/96            $21,887            $20,595                 $27,572
3/31/97             $21,749            $20,456                 $27,720
6/30/97             $25,871            $24,309                 $32,963
9/30/97             $28,144            $26,418                 $35,440
12/31/97            $28,107            $26,342                 $35,978
3/31/98             $32,841            $30,732                 $41,430
6/30/98             $34,922            $32,651                 $43,311
9/30/98             $31,454            $29,366                 $39,375
12/31/98            $39,719            $37,049                 $49,908
3/31/99             $42,852            $39,918                 $53,080
6/30/99             $43,645            $40,626                 $55,123
9/30/99             $42,607            $39,617                 $53,101
12/31/99            $54,217            $50,383                 $66,455
3/31/00             $57,396            $53,246                 $71,190
6/30/00             $55,542            $51,503                 $69,268
9/30/00             $52,363            $48,454                 $65,543
12/31/00            $40,461            $37,392                 $51,555
3/31/01             $29,368            $27,111                 $40,780
6/30/01             $30,646            $28,242                 $44,214
9/30/01             $23,260            $21,429                 $35,631
12/31/01            $26,455            $24,342                 $41,026
3/31/02             $25,739            $23,644                 $39,965
6/30/02             $20,627            $18,949                 $32,503
9/30/02             $17,151            $15,722                 $27,612
12/31/02            $18,301            $16,758                 $29,586
3/31/03             $18,045            $16,493                 $29,270
6/30/03             $20,218            $18,467                 $33,458
9/30/03             $20,908            $19,069                 $34,767

                               FOR PERIOD ENDING SEPTEMBER 30, 2003
-----------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN

                                           1 Year*   3 Year    5 Year   10 Year  From Inception
                                           -------   ------    ------   -------  --------------
  Institutional Class                      21.91%   (26.36)%   (7.84)%   3.13%        5.44%
  Service Class                            21.67%   (26.58)%   (8.11)%   2.84%        5.23%
  Investor A Class (Load Adjusted)         15.79%   (27.83)%   (9.11)%   2.19%        4.75%
  Investor A Class (NAV)                   21.29%   (26.72)%   (8.27)%   2.67%        5.10%
  Investor B Class (Load Adjusted)         15.80%   (28.00)%   (9.22)%   2.07%        4.65%
  Investor B Class (NAV)                   20.30%   (27.27)%   (8.97)%   2.07%        4.65%
  Investor C Class (Load Adjusted)         19.53%   (27.26)%   (8.99)%   2.06%        4.65%
  Investor C Class (NAV)                   20.53%   (27.26)%   (8.99)%   2.06%        4.65%
-----------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A SHARES, 3/14/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/24/96; AND INVESTOR C SHARES, 1/24/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         MID-CAP VALUE EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $42.7 MILLION

PERFORMANCE BENCHMARK
     RUSSELL MIDCAP VALUE INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE BY INVESTING PRIMARILY IN MID-CAPITALIZATION STOCKS BELIEVED BY THE PORTFOLIO MANAGER TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. MID-CAPITALIZATION VALUE COMPANIES (MARKET CAPITALIZATIONS BETWEEN $1 BILLION AND $10 BILLION). THE PORTFOLIO MANAGER USES FUNDAMENTAL ANALYSIS TO EXAMINE EACH COMPANY FOR FINANCIAL STRENGTH BEFORE DECIDING TO PURCHASE THE STOCK.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. THE PORTFOLIO'S LACK OF PARTICIPATION IN THE LOW-QUALITY RALLY THAT OCCURRED BETWEEN OCTOBER 9 AND NOVEMBER 30 WAS THE MAIN DETRACTOR FROM PERFORMANCE DURING THE QUARTER. MEANWHILE, STOCK SELECTION WITHIN THE FINANCIAL SECTOR WAS ONE OF THE STRONGEST CONTRIBUTORS TO PERFORMANCE AS HOLDINGS IN THE PROPERTY & CASUALTY INSURANCE INDUSTRY CONTINUED TO APPRECIATE.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. DURING THE QUARTER, THE PORTFOLIO MANAGED TO REGAIN SOME OF THE RELATIVE GROUND LOST DURING THE LOW-QUALITY RALLY THAT OCCURRED WITHIN THE LAST QUARTER OF 2002. POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S OUTPERFORMANCE DURING THE QUARTER, WITH APPRECIATION IN HOLDINGS WITHIN THE CONSUMER DISCRETIONARY, INDUSTRIALS, AND FINANCIAL SECTORS LEADING THE GAINS.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. THE PORTFOLIO UNDERPERFORMED ITS BENCHMARK PRIMARILY AS A RESULT OF ITS LACK OF EXPOSURE TO THE SMALLEST, LOWEST-PRICED, AND MOST ILLIQUID NAMES IN THE RUSSELL MIDCAP VALUE INDEX, WHICH MADE SIGNIFICANT GAINS DURING THE QUARTER. THE PORTFOLIO'S WEAKNESS FOR THE QUARTER WAS PARTICULARLY FOCUSED WITHIN THE INFORMATION TECHNOLOGY SECTOR. THIS SECTOR, WHICH CONTAINS SOME OF THE MOST BEATEN-DOWN, LOW QUALITY NAMES IN THE INDEX, GAINED TREMENDOUS GROUND. POSITIVE CONTRIBUTORS TO PERFORMANCE INCLUDED THE PORTFOLIO'S INSURANCE HOLDINGS WITHIN THE FINANCIAL SECTOR AND ITS MEDIA AND RETAIL HOLDINGS WITHIN THE CONSUMER DISCRETIONARY SECTOR.
     o U.S. EQUITY MARKETS CONTINUED TO RALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR. INVESTORS' APPETITE FOR RISK GREW AS EVIDENCE OF A HEALTHIER ECONOMIC ENVIRONMENT BOOSTED HOPES THAT RECENT CORPORATE PROFIT GAINS COULD BE SUSTAINED. CONCERNS ABOUT THE HEALTH OF THE ECONOMIC RECOVERY RESURFACED MID-SEPTEMBER, AND INVESTORS SOLD STOCKS FAIRLY CONSISTENTLY THROUGH THE END OF THE PERIOD. THE PORTFOLIO LAGGED ITS BENCHMARK IN THE FINAL QUARTER OF THE FISCAL YEAR PRIMARILY AS A RESULT OF RELATIVE UNDERPERFORMANCE WITHIN THE CONSUMER DISCRETIONARY, FINANCIAL, AND INFORMATION TECHNOLOGY SECTORS. ON THE OTHER HAND, STOCK SELECTION WITHIN THE HEALTH CARE AND MATERIALS SECTORS CONTRIBUTED POSITIVELY TO PERFORMANCE DURING THE QUARTER. OVER THE QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE FINANCIAL, INFORMATION TECHNOLOGY, INDUSTRIALS, MATERIALS, AND CONSUMER DISCRETIONARY SECTORS, AND REDUCED ITS EXPOSURE TO THE HEALTH CARE, ENERGY, AND UTILITIES SECTORS.


   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL MIDCAP VALUE INDEX FROM INCEPTION AND AT EACH
                                FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS  INVESTOR A CLASS  RUSSELL MIDCAP VALUE INDEX
12/27/96              $10,000            $9,551                 $10,000
12/31/96              $10,000            $9,551                  $9,930
3/31/97               $10,084            $9,618                 $10,099
6/30/97               $11,383           $10,839                 $11,371
9/30/97               $12,911           $12,274                 $12,822
12/31/97              $12,857           $12,220                 $13,343
3/31/98               $14,289           $13,560                 $14,676
6/30/98               $13,476           $12,766                 $14,299
9/30/98               $11,144           $10,549                 $12,347
12/31/98              $12,670           $11,972                 $14,022
3/31/99               $11,997           $11,330                 $13,585
6/30/99               $13,479           $12,718                 $15,105
9/30/99               $12,001           $11,302                 $13,498
12/31/99              $12,812           $12,057                 $14,008
3/31/00               $13,179           $12,383                 $14,149
6/30/00               $12,637           $11,863                 $13,911
9/30/00               $13,765           $12,904                 $15,254
12/31/00              $14,618           $13,684                 $16,695
3/31/01               $13,549           $12,673                 $16,105
6/30/01               $14,550           $13,589                 $17,240
9/30/01               $12,624           $11,777                 $15,249
12/31/01              $14,072           $13,121                 $17,083
3/31/02               $15,131           $14,079                 $18,432
6/30/02               $14,194           $13,193                 $17,571
9/30/02               $11,630           $10,809                 $14,416
12/31/02              $11,727           $10,878                 $15,435
3/31/03               $11,318           $10,485                 $14,809
6/30/03               $13,205           $12,214                 $17,459
9/30/03               $13,565           $12,540                 $18,496

                             FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN

                                             1 Year*     3 Year     5 Year    From Inception
                                             -------     ------     ------    --------------
  Institutional Class                        16.64%      (0.49)%     4.01%        4.61%
  Service Class                              16.28%      (0.79)%     3.70%        4.30%
  Investor A Class (Load Adjusted)           10.78%      (2.47)%     2.57%        3.41%
  Investor A Class (NAV)                     16.01%      (0.95)%     3.52%        4.11%
  Investor B Class (Load Adjusted)           10.70%      (2.75)%     2.38%        3.39%
  Investor B Class (NAV)                     15.20%      (1.69)%     2.75%        3.39%
  Investor C Class (Load Adjusted)           14.20%      (1.69)%     2.75%        3.39%
  Investor C Class (NAV)                     15.20%      (1.69)%     2.75%        3.39%
--------------------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         MID-CAP GROWTH EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $133.2 MILLION

PERFORMANCE BENCHMARK
     RUSSELL MIDCAP GROWTH INDEX

INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN MID-CAPITALIZATION STOCKS THAT THE PORTFOLIO MANAGEMENT TEAM BELIEVES HAVE ABOVE-AVERAGE EARNINGS GROWTH POTENTIAL. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. MID-CAPITALIZATION GROWTH COMPANIES (MARKET CAPITALIZATION BETWEEN $1 BILLION AND $10 BILLION). THE MANAGEMENT TEAM WOULD EXPECT THESE COMPANIES TO HAVE PRODUCTS, TECHNOLOGIES, MANAGEMENT, MARKETS, AND OPPORTUNITIES WHICH WILL FACILITATE EARNINGS GROWTH OVER TIME THAT IS WELL ABOVE THE GROWTH RATE OF THE OVERALL ECONOMY AND THE RATE OF INFLATION. THE PORTFOLIO MANAGEMENT TEAM USES A BOTTOM UP INVESTMENT STYLE AND SELECTS SECURITIES BASED UPON FUNDAMENTAL ANALYSIS (SUCH AS ANALYSIS OF EARNINGS, CASH FLOWS, COMPETITIVE POSITION, AND MANAGEMENT'S ABILITIES).

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. STOCK SELECTION DETRACTED SLIGHTLY FROM THE PORTFOLIO'S OVERALL PERFORMANCE DURING THE QUARTER, BUT WAS PARTICULARLY STRONG WITHIN SEVERAL SECTORS, INCLUDING TECHNOLOGY SOFTWARE AND HEALTHCARE SERVICES. CONVERSELY, STOCK SELECTION WAS POOR IN THE TECHNOLOGY HARDWARE SECTOR. SECTOR SELECTION, INCLUDING THE PORTFOLIO'S UNDERWEIGHT IN TECHNOLOGY HARDWARE, DETRACTED FROM PERFORMANCE DURING THE QUARTER.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. STOCK SELECTION HAD A POSITIVE IMPACT ON PERFORMANCE, MOST NOTABLY WITHIN THE INFORMATION TECHNOLOGY AND HEALTHCARE SECTORS. SECTOR SELECTION, ESPECIALLY THE PORTFOLIO'S OVERWEIGHT IN THE HEALTHCARE SECTOR, ALSO CONTRIBUTED POSITIVELY TO PERFORMANCE. ONE AREA OF WEAKNESS OCCURRED WITHIN THE INDUSTRIALS SECTOR AS THE PORTFOLIO'S COMMERCIAL SERVICES AND SUPPLIES HOLDINGS LAGGED. NO MAJOR SECTOR WEIGHTINGS WERE REALLOCATED, WITH THE EXCEPTION OF THE INDUSTRIAL SECTOR, WHERE THE PORTFOLIO INCREASED ITS POSITIONS, AND FINANCIALS, WHERE THE PORTFOLIO DECREASED ITS POSITIONS.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. SECTOR SELECTION CONTRIBUTED NEGATIVELY TO PERFORMANCE DURING THE QUARTER AS THE PORTFOLIO'S OVERWEIGHT IN THE ENERGY AND HEALTHCARE SECTORS DETRACTED SUBSTANTIALLY FROM PERFORMANCE RELATIVE TO THE BENCHMARK. STOCK SELECTION WAS ALSO NEGATIVE FOR THE QUARTER. DURING THE QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE FINANCIAL, CONSUMER STAPLES, ENERGY, AND INFORMATION TECHNOLOGY SECTORS AND DECREASED THOSE IN THE HEALTH CARE, CONSUMER DISCRETIONARY, INDUSTRIALS, AND MATERIALS SECTORS.
     o EQUITIES CONTINUED TO RALLY THROUGH THE FIRST TWO MONTHS OF THE FOURTH QUARTER OF THE FISCAL YEAR, BUT FELL SUBSTANTIALLY IN SEPTEMBER ON THE BACK OF WEAKER ECONOMIC DATA AND WORSENED CONSUMER SENTIMENT. THE PORTFOLIO'S LAG IN PERFORMANCE WAS PRIMARILY ATTRIBUTABLE TO ITS OVERWEIGHT IN THE ENERGY SECTOR AND HOLDINGS IN THE HEALTH CARE AND INFORMATION TECHNOLOGY SECTORS. CONVERSELY, SECURITY SELECTION IN THE CONSUMER DISCRETIONARY, INDUSTRIALS, AND COMMERCIAL SERVICES AND SUPPLIES SECTORS WAS THE MAIN CONTRIBUTOR TO PERFORMANCE. DURING THE QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE CONSUMER DISCRETIONARY, INDUSTRIALS, AND INFORMATION TECHNOLOGY SECTORS, AND REDUCED ITS ALLOCATION TO THE ENERGY AND FINANCIAL SECTORS.


   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX FROM INCEPTION AND AT
                              EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INSTITUTIONAL CLASS  INVESTOR A CLASS  RUSSELL MIDCAP GROWTH INDEX
12/27/96             $10,000            $9,551                 $10,000
12/31/96             $10,040            $9,589                 $10,009
3/31/97               $8,930            $8,520                  $9,644
6/30/97              $10,570           $10,067                 $11,063
9/30/97              $12,200           $11,595                 $12,612
12/31/97             $11,521           $10,946                 $12,265
3/31/98              $12,963           $12,295                 $13,729
6/30/98              $13,135           $12,449                 $13,721
9/30/98              $11,218           $10,618                 $11,430
12/31/98             $14,093           $13,316                 $14,456
3/31/99              $16,050           $15,157                 $14,951
6/30/99              $18,058           $17,026                 $16,508
9/30/99              $19,288           $18,163                 $15,682
12/31/99             $31,151           $29,306                 $21,874
3/31/00              $37,868           $35,584                 $26,494
6/30/00              $34,322           $32,191                 $24,531
9/30/00              $36,964           $34,623                 $25,151
12/31/00             $27,667           $25,887                 $19,305
3/31/01              $20,360           $19,041                 $14,462
6/30/01              $20,852           $19,457                 $16,802
9/30/01              $16,002           $14,920                 $12,131
12/31/01             $18,865           $17,563                 $15,414
3/31/02              $18,673           $17,376                 $15,142
6/30/02              $15,660           $14,546                 $12,377
9/30/02              $12,947           $12,007                 $10,251
12/31/02             $13,481           $12,486                 $11,191
3/31/03              $13,545           $12,548                 $11,189
6/30/03              $15,810           $14,608                 $13,288
9/30/03              $16,173           $14,920                 $14,239

                             FOR PERIOD ENDING SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN

                                              1 Year*    3 Year    5 Year   From Inception
                                              -------    ------    ------   --------------
  Institutional Class                         24.92%    (24.08)%    7.59%       7.37%
  Service Class                               24.45%    (24.33)%    7.26%       7.04%
  Investor A Class (Load Adjusted)            18.71%    (25.62)%    6.06%       6.10%
  Investor A Class (NAV)                      24.26%    (24.47)%    7.04%       6.82%
  Investor B Class (Load Adjusted)            18.79%    (25.59)%    6.08%       6.09%
  Investor B Class (NAV)                      23.29%    (25.03)%    6.28%       6.09%
  Investor C Class (Load Adjusted)            22.29%    (25.02)%    6.28%       6.09%
  Investor C Class (NAV)                      23.29%    (25.02)%    6.28%       6.09%
------------------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        SMALL CAP VALUE EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $132.7 MILLION

PERFORMANCE BENCHMARK
     RUSSELL 2000 VALUE INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALL CAPITALIZATION STOCKS OF COMPANIES BELIEVED BY THE PORTFOLIO MANAGER TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. SMALL CAPITALIZATION VALUE COMPANIES (MARKET CAPITALIZATIONS UNDER $2 BILLION). THE PORTFOLIO MANAGER USES FUNDAMENTAL ANALYSIS TO EXAMINE EACH COMPANY FOR FINANCIAL STRENGTH BEFORE DECIDING TO PURCHASE THE STOCK.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. THE PORTFOLIO'S LACK OF PARTICIPATION IN THE LOW-QUALITY RALLY THAT OCCURRED BETWEEN OCTOBER 9 AND NOVEMBER 30 WAS THE MAIN DETRACTOR FROM PERFORMANCE DURING THE QUARTER. MEANWHILE, STOCK SELECTION WITHIN THE FINANCIAL SECTOR WAS ONE OF THE STRONGEST CONTRIBUTORS TO PERFORMANCE FOR THE QUARTER AS HOLDINGS IN THE PROPERTY & CASUALTY INSURANCE INDUSTRY CONTINUED TO APPRECIATE. THE PORTFOLIO ALSO BENEFITTED FROM ITS EXPOSURE TO MEDICAL PROVIDERS AND SERVICES AND MEDICAL TECHNOLOGY INDUSTRIES.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. DURING THE QUARTER, THE PORTFOLIO MANAGED TO REGAIN ALL OF THE RELATIVE GROUND LOST DURING THE LOW-QUALITY RALLY THAT OCCURRED IN THE LAST QUARTER OF 2002. POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S OUTPERFORMANCE VERSUS ITS BENCHMARK. STRONG APPRECIATION IN ITS HOLDINGS WITHIN THE INDUSTRIALS, HEALTH CARE, CONSUMER STAPLES, AND INFORMATION TECHNOLOGY SECTORS LED THE GAINS. THE PORTFOLIO'S HOLDINGS IN THE MATERIALS SECTOR, PARTICULARLY WITHIN THE CHEMICALS INDUSTRY, AS WELL AS ITS LACK OF EXPOSURE TO REAL ESTATE INVESTMENT TRUSTS DETRACTED FROM RELATIVE PERFORMANCE. THE PORTFOLIO INCREASED ITS POSITIONS IN THE INDUSTRIALS, CONSUMER STAPLES, AND INFORMATION TECHNOLOGY SECTORS, WHILE REDUCING ITS ALLOCATION TO THE MATERIALS, CONSUMER DISCRETIONARY, AND ENERGY SECTORS.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. THE PORTFOLIO'S WEAKNESS FOR THE QUARTER WAS PARTICULARLY FOCUSED WITHIN THE HEALTH CARE AND INFORMATION TECHNOLOGY SECTORS. WITHIN THESE SECTORS, THE PORTFOLIO LACKED EXPOSURE TO THE BEATEN-DOWN, LOW QUALITY NAMES THAT GAINED TREMENDOUS GROUND DURING THE QUARTER. ON THE OTHER HAND, STOCK SELECTION WITHIN THE FINANCIAL SECTOR, PARTICULARLY IN INSURANCE, AS WELL AS THE CONSUMER STAPLES SECTOR WAS STRONG FOR THE QUARTER. THE PORTFOLIO'S HOLDINGS WITHIN THE CONSUMER DISCRETIONARY, HEALTH CARE, AND INDUSTRIALS SECTORS ALSO ADDED VALUE.
     o U.S. EQUITY MARKETS CONTINUED TO RALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR. INVESTORS' APPETITE FOR RISK GREW AS EVIDENCE OF A HEALTHIER ECONOMIC ENVIRONMENT BOOSTED HOPES THAT RECENT CORPORATE PROFIT GAINS COULD BE SUSTAINED. CONCERNS ABOUT THE HEALTH OF THE ECONOMIC RECOVERY RESURFACED MID-SEPTEMBER, AND INVESTORS SOLD STOCKS FAIRLY CONSISTENTLY THROUGH THE END OF THE PERIOD. DURING THE QUARTER, POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S STRONG PERFORMANCE, WITH ITS HOLDINGS IN THE CONSUMER DISCRETIONARY, HEALTH CARE, AND INDUSTRIALS SECTORS APPRECIATING CONSIDERABLY. THE HEALTH CARE SECTOR, PARTICULARLY HEALTH CARE EQUIPMENT AND SUPPLIES, WAS THE STRONGEST PERFORMING AREA OF THE PORTFOLIO FOR THE QUARTER, AS THE PORTFOLIO'S PRODUCTS AND PROVIDER HOLDINGS PRODUCED STRONG GAINS. THE PORTFOLIO'S HOLDINGS IN THE CONSUMER STAPLES SECTOR DETRACTED FROM QUARTERLY PERFORMANCE. DURING THE QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE CONSUMER STAPLES AND INFORMATION TECHNOLOGY SECTORS, WHILE REDUCING ITS ALLOCATIONS TO THE HEATH CARE, INDUSTRIALS, UTILITIES, FINANCIAL, AND MATERIALS SECTORS.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL 2000 VALUE INDEX FROM INCEPTION AND AT EACH
                                FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INSTITUTIONAL CLASS    INVESTOR A CLASS    RUSSELL 2000 VALUE INDEX
4/13/92             $10,000              $9,551                  $10,000
6/30/92              $9,680              $9,245                   $9,802
9/30/92             $10,150              $9,694                  $10,161
12/31/92            $11,684             $11,160                  $11,499
3/31/93             $12,412             $11,855                  $12,619
6/30/93             $12,250             $11,700                  $12,823
9/30/93             $13,232             $12,628                  $13,878
12/31/93            $13,866             $13,229                  $14,241
3/31/94             $13,608             $12,972                  $14,047
6/30/94             $13,350             $12,707                  $13,798
9/30/94             $14,062             $13,376                  $14,450
12/31/94            $13,800             $13,123                  $14,021
3/31/95             $14,257             $13,547                  $14,540
6/30/95             $15,086             $14,312                  $15,816
9/30/95             $16,512             $15,645                  $17,132
12/31/95            $16,994             $16,092                  $17,631
3/31/96             $17,903             $16,925                  $18,405
6/30/96             $18,520             $17,476                  $19,157
9/30/96             $18,600             $17,532                  $19,442
12/31/96            $20,370             $19,205                  $21,398
3/31/97             $20,206             $19,018                  $21,345
6/30/97             $23,962             $22,532                  $24,567
9/30/97             $27,408             $25,745                  $27,734
12/31/97            $27,650             $25,934                  $28,200
3/31/98             $29,821             $27,931                  $30,557
6/30/98             $28,256             $26,435                  $29,454
9/30/98             $22,740             $21,257                  $24,190
12/31/98            $25,931             $24,218                  $26,387
3/31/99             $22,122             $20,619                  $23,829
6/30/99             $25,949             $24,156                  $27,773
9/30/99             $23,927             $22,259                  $25,603
12/31/99            $24,674             $22,925                  $25,996
3/31/00             $25,295             $23,471                  $26,987
6/30/00             $25,703             $23,835                  $27,514
9/30/00             $28,031             $25,954                  $29,533
12/31/00            $29,697             $27,498                  $31,927
3/31/01             $28,762             $26,601                  $32,238
6/30/01             $32,117             $29,665                  $35,989
9/30/01             $28,162             $25,976                  $31,190
12/31/01            $31,427             $28,953                  $36,404
3/31/02             $34,108             $31,387                  $39,894
6/30/02             $32,111             $29,529                  $39,048
9/30/02             $25,838             $23,712                  $30,735
12/31/02            $26,209             $24,035                  $32,248
3/31/03             $25,877             $23,707                  $30,610
6/30/03             $31,019             $28,383                  $37,566
9/30/03             $33,579             $30,677                  $40,467

                             FOR PERIOD ENDING SEPTEMBER 30, 2003
-----------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN

                                         1 Year*    3 Year    5 Year   10 Year   From Inception
                                         -------    ------    ------   -------   --------------
  Institutional Class                    29.96%     6.20%     8.11%     9.76%         11.14%
  Service Class                          29.70%     5.91%     7.80%     9.44%         10.86%
  Investor A Class (Load Adjusted)       23.56%     4.11%     6.63%     8.78%         10.27%
  Investor A Class (NAV)                 29.37%     5.73%     7.61%     9.28%         10.71%
  Investor B Class (Load Adjusted)       24.02%     4.11%     6.53%     8.58%         10.09%
  Investor B Class (NAV)                 28.52%     4.95%     6.81%     8.58%         10.09%
  Investor C Class (Load Adjusted)       27.42%     4.93%     6.81%     8.57%         10.09%
  Investor C Class (NAV)                 28.42%     4.93%     6.81%     8.57%         10.09%
-----------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/13/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 10/1/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         SMALL CAP CORE EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $1.2 MILLION

PERFORMANCE BENCHMARK
     RUSSELL 2000 INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY NORMALLY INVESTING AT LEAST 80% OF ITS NET ASSETS IN THE EQUITY SECURITIES OF U.S. SMALL CAPITALIZATION COMPANIES (MARKET CAPITALIZATIONS UNDER $2 BILLION). THE PORTFOLIO MANAGEMENT TEAM SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION. STOCK SELECTION IS DETERMINED BY LOOKING AT COMPANIES USING A RANGE OF VALUATION CRITERIA, INCLUDING THE STRENGTH OF THEIR MANAGEMENT AND BUSINESS FRANCHISE. THE PORTFOLIO MANAGEMENT TEAM USES FUNDAMENTAL ANALYSIS TO EXAMINE EACH COMPANY FOR FINANCIAL STRENGTH BEFORE DECIDING TO PURCHASE THE STOCK.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS, WHICH HAD EXPERIENCED THE GREATEST DECLINES UNTIL EARLY OCTOBER, WERE THE STRONGEST PERFORMERS WITHIN THE RUSSELL 2000 INDEX DURING THE QUARTER. STOCK SELECTION WAS THE DRIVING FORCE IN THE PORTFOLIO'S OUTPERFORMANCE. THE SECTORS THAT CONTRIBUTED MOST TO PERFORMANCE WERE CONSUMER SERVICES, COMMERCIAL SERVICES, ENERGY, FINANCIALS, AND HEALTHCARE PRODUCTS. THE PORTFOLIO'S UNDEREXPOSURE TO THE TECHNOLOGY HARDWARE SECTOR, PARTICULARLY SEMICONDUCTORS, WAS THE BIGGEST DETRACTOR DURING THE QUARTER. STOCK SELECTION IN THE RETAIL AND BASIC MATERIALS SECTORS ALSO HURT RELATIVE PERFORMANCE.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S OUTPERFORMANCE VERSUS THE BENCHMARK, MOST NOTABLY IN CONSUMER STAPLES AND INFORMATION TECHNOLOGY. AN AREA OF PORTFOLIO WEAKNESS OCCURRED WITHIN THE CONSUMER DISCRETIONARY SECTOR. UNDERPERFORMANCE WAS PREDOMINANTLY IN THE BROAD LINE RETAIL, SPECIALTY RETAIL, AND LEISURE PRODUCT SUBSECTORS.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. STRONG STOCK SELECTION IN THE FINANCIAL SECTOR WAS A KEY CONTRIBUTOR TO THE QUARTER'S PERFORMANCE AS CONTINUED REFINANCING DEMAND PUSHED THE PORTFOLIO'S MORTGAGE-RELATED HOLDINGS HIGHER. THE INDUSTRIALS AND INFORMATION TECHNOLOGY SECTORS WERE ALSO NOTABLE PERFORMERS. CONVERSELY, STOCK SELECTION WAS POOR IN THE HEALTH CARE SECTOR, AND OUR LACK OF TELECOMMUNICATION SERVICE STOCKS HURT PERFORMANCE EARLY IN THE QUARTER.
     o U.S. EQUITY MARKETS CONTINUED TO RALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR. INVESTORS' APPETITE FOR RISK GREW AS EVIDENCE OF A HEALTHIER ECONOMIC ENVIRONMENT BOOSTED HOPES THAT RECENT CORPORATE PROFIT GAINS COULD BE SUSTAINED. CONCERNS ABOUT THE HEALTH OF THE ECONOMIC RECOVERY RESURFACED MID-SEPTEMBER, AND INVESTORS SOLD STOCKS FAIRLY CONSISTENTLY THROUGH THE END OF THE PERIOD. STRONG STOCK SELECTION IN INFORMATION TECHNOLOGY, TELECOMMUNICATION SERVICES, AND INDUSTRIALS WAS A KEY CONTRIBUTOR TO PERFORMANCE. CONVERSELY, STOCK SELECTION WAS POOR IN THE CONSUMER DISCRETIONARY SECTOR. FROM A SECTOR STANDPOINT, THE PORTFOLIO LOST RELATIVE PERFORMANCE DUE TO ITS UNDERWEIGHT IN INFORMATION TECHNOLOGY.


     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE EQUITY PORTFOLIO AND THE RUSSELL 2000 INDEX FROM INCEPTION AND AT EACH
                                  QUARTER-END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS      RUSSELL 2000 INDEX
1/2/02                $10,000               $9,497                 $10,000
3/31/02               $10,680              $10,142                 $10,420
6/30/02               $10,010               $9,506                  $9,550
9/30/02                $8,350               $7,930                  $7,506
12/31/02               $8,900               $8,452                  $7,968
3/31/03                $8,570               $8,139                  $7,610
6/30/03               $10,750              $10,209                  $9,392
9/30/03               $12,000              $11,396                 $10,245


                      FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                   1 Year*        From Inception
                                                   -------        --------------
  Institutional Class                              43.71%            11.03%
  Service Class                                    43.71%            11.03%
  Investor A Class (Load Adjusted)                 36.52%             7.79%
  Investor A Class (NAV)                           43.71%            11.03%
  Investor B Class (Load Adjusted)                 39.21%             8.89%
  Investor B Class (NAV)                           43.71%            11.03%
  Investor C Class (Load Adjusted)                 42.71%            11.03%
  Investor C Class (NAV)                           43.71%            11.03%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 1/2/02. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        SMALL CAP GROWTH EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $326.5 MILLION

PERFORMANCE BENCHMARK
     RUSSELL 2000 GROWTH INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. SMALL CAPITALIZATION GROWTH COMPANIES (MARKET CAPITALIZATION UNDER $2 BILLION). THE PORTFOLIO MANAGEMENT TEAM WOULD EXPECT THESE COMPANIES TO HAVE PRODUCTS, TECHNOLOGIES, MANAGEMENT, MARKETS, AND OPPORTUNITIES WHICH WILL FACILITATE EARNINGS GROWTH OVER TIME THAT IS WELL ABOVE THE GROWTH RATE OF THE OVERALL ECONOMY AND THE RATE OF INFLATION. THE MANAGEMENT TEAM USES A BOTTOM-UP INVESTMENT STYLE AND SELECTS SECURITIES BASED UPON FUNDAMENTAL ANALYSIS (SUCH AS ANALYSIS OF EARNINGS, CASH FLOWS, COMPETITIVE POSITION, AND MANAGEMENT'S ABILITIES).

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. THE PORTFOLIO UNDERPERFORMED DURING THE QUARTER, PRIMARILY AS A RESULT OF SECTOR SELECTION, SPECIFICALLY ITS UNDERWEIGHT IN TECHNOLOGY HARDWARE AND ITS OVERWEIGHT IN HEALTHCARE SERVICES. POOR STOCK SELECTION IN THE BASIC MATERIALS SECTOR ALSO UNDERMINED PERFORMANCE. CONVERSELY, STOCK SELECTION WAS PARTICULARLY STRONG IN THE COMMERCIAL SERVICES, ENERGY, AND HEALTHCARE SERVICES SECTORS.
     o THE RUSSELL U.S. INDICES GENERALLY WERE DOWN DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. STOCK SELECTION WITHIN THE HEALTHCARE SECTOR, ESPECIALLY IN THE HEALTHCARE EQUIPMENT & SUPPLIES INDUSTRY, WAS ONE OF THE MOST NOTABLE CONTRIBUTORS TO PERFORMANCE. OTHER AREAS WHERE THE PORTFOLIO THRIVED AS A RESULT OF POSITIVE STOCK SELECTION WERE THE CONSUMER DISCRETIONARY AND SPECIALTY RETAIL SECTORS. HOLDINGS IN THE INDUSTRIALS SECTOR, PARTICULARLY COMMERCIAL SERVICES AND SUPPLIES, DETRACTED FROM PERFORMANCE DURING THE QUARTER. STOCK SELECTION, INCLUDING AN UNDERWEIGHT IN FINANCIALS, WAS ANOTHER OFFSETTING FACTOR FOR PERFORMANCE.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. STOCK SELECTION CONTRIBUTED POSITIVELY TO THE PORTFOLIO'S PERFORMANCE, MOST NOTABLY WITHIN THE INDUSTRIALS, INFORMATION TECHNOLOGY, AND COMMERCIAL SERVICES AND SUPPLIES SECTORS. ONE AREA OF PORTFOLIO WEAKNESS OCCURRED WITHIN THE HEALTH CARE SECTOR, AS THE PORTFOLIO'S HEALTH CARE PROVIDERS AND SERVICES HOLDINGS LAGGED DURING THE PERIOD. THE PORTFOLIO'S UNDERWEIGHT IN THE FINANCIAL SECTOR CONTRIBUTED POSITIVELY TO PERFORMANCE FOR THE QUARTER, WHILE ITS OVERWEIGHT IN ENERGY WAS NEGATIVE RELATIVE TO THE BENCHMARK.
     o EQUITIES CONTINUED TO RALLY THROUGH THE FIRST TWO MONTHS OF THE FOURTH QUARTER OF THE FISCAL YEAR, BUT FELL SUBSTANTIALLY IN SEPTEMBER ON THE BACK OF WEAKER ECONOMIC DATA AND WORSENED CONSUMER SENTIMENT. PERFORMANCE LAGGED DURING THE QUARTER PRIMARILY AS A RESULT OF THE PORTFOLIO'S OVERWEIGHT IN THE ENERGY SECTOR AND ITS HOLDINGS IN THE CONSUMER DISCRETIONARY AND HEALTH CARE SECTORS. CONVERSELY, SECURITY SELECTION IN THE INDUSTRIALS AND INFORMATION TECHNOLOGY SECTORS WERE POSITIVE CONTRIBUTORS TO PERFORMANCE. DURING THE QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE CONSUMER DISCRETIONARY, INDUSTRIALS, AND INFORMATION TECHNOLOGY SECTORS, AND REDUCED ITS ALLOCATION TO THE ENERGY SECTOR.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH
    EQUITY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION AND AT
                              EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INSTITUTIONAL CLASS   INVESTOR A CLASS   RUSSELL 2000 GROWTH INDEX
9/14/93              $10,000             $9,551                 $10,000
9/30/93              $10,470            $10,000                 $10,350
12/31/93             $10,378             $9,905                 $10,622
3/31/94               $9,857             $9,399                 $10,190
6/30/94               $9,167             $8,731                  $9,550
9/30/94              $10,168             $9,667                 $10,441
12/31/94             $10,988            $10,440                 $10,364
3/31/95              $11,670            $11,080                 $10,932
6/30/95              $13,194            $12,513                 $12,016
9/30/95              $15,099            $14,309                 $13,383
12/31/95             $16,213            $15,283                 $13,581
3/31/96              $18,291            $17,222                 $14,361
6/30/96              $20,941            $19,696                 $15,200
9/30/96              $22,025            $20,718                 $15,070
12/31/96             $21,332            $20,041                 $15,110
3/31/97              $17,182            $16,115                 $13,525
6/30/97              $20,921            $19,610                 $15,900
9/30/97              $25,525            $23,885                 $18,590
12/31/97             $23,295            $21,774                 $17,066
3/31/98              $25,537            $23,832                 $19,094
6/30/98              $24,569            $22,911                 $17,998
9/30/98              $19,926            $18,556                 $13,974
12/31/98             $25,013            $23,258                 $17,278
3/31/99              $25,696            $23,886                 $16,987
6/30/99              $26,845            $24,926                 $19,493
9/30/99              $28,882            $26,789                 $18,535
12/31/99             $43,138            $39,977                 $24,724
3/31/00              $51,908            $48,046                 $27,020
6/30/00              $47,022            $43,413                 $25,028
9/30/00              $47,088            $43,388                 $24,034
12/31/00             $37,398            $34,444                 $19,179
3/31/01              $28,192            $25,955                 $16,262
6/30/01              $30,327            $27,879                 $19,186
9/30/01              $21,789            $20,001                 $13,798
12/31/01             $24,555            $22,501                 $17,408
3/31/02              $23,107            $21,152                 $17,067
6/30/02              $19,896            $18,184                 $14,389
9/30/02              $16,704            $15,253                 $11,293
12/31/02             $17,836            $16,260                 $12,140
3/31/03              $17,075            $15,558                 $11,669
6/30/03              $21,140            $19,246                 $14,487
9/30/03              $22,754            $20,685                 $16,003

                            FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN

                                      1 Year*    3 Year   5 Year   10 Year   From Inception
                                      -------    ------   ------   -------   --------------
  Institutional Class                 36.22%    (21.53)%   2.69%    8.07%         8.53%
  Service Class                       35.99%    (21.71)%   2.42%    7.73%         8.19%
  Investor A Class (Load Adjusted)    29.51%    (23.07)%   1.25%    7.05%         7.50%
  Investor A Class (NAV)              35.61%    (21.88)%   2.19%    7.54%         8.00%
  Investor B Class (Load Adjusted)    30.23%    (23.07)%   1.25%    6.93%         7.39%
  Investor B Class (NAV)              34.73%    (22.45)%   1.49%    6.93%         7.39%
  Investor C Class (Load Adjusted)    33.73%    (22.43)%   1.49%    6.93%         7.39%
  Investor C Class (NAV)              34.73%    (22.43)%   1.49%    6.93%         7.39%
-------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/14/93; SERVICE AND INVESTOR A SHARES, 9/15/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 9/6/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                          U.S. OPPORTUNITIES PORTFOLIO

TOTAL NET ASSETS (9/30/03): $98.9 MILLION

PERFORMANCE BENCHMARK
     CITIGROUP EXTENDED MARKET INDEX U.S. ("CITIGROUP EMI U.S.")

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY NORMALLY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF U.S. EMERGING CAPITALIZATION COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF CITIGROUP EMI U.S. STOCKS) WITH EARNINGS VISIBILITY AND EARNINGS GROWTH POTENTIAL. THE PORTFOLIO MANAGEMENT TEAM USES A MULTI-FACTOR SCREEN TO IDENTIFY STOCKS THAT HAVE ABOVE-AVERAGE RETURN POTENTIAL. THE FACTORS AND THE WEIGHT ASSIGNED TO A FACTOR WILL CHANGE DEPENDING ON MARKET CONDITIONS. THE MOST INFLUENTIAL FACTORS OVER TIME HAVE BEEN REVENUE AND EARNINGS GROWTH, ESTIMATE REVISIONS, PROFITABILITY, AND RELATIVE VALUE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o DURING THE FIRST QUARTER OF THE FISCAL YEAR, THE U.S. OPPORTUNITIES PORTFOLIO COMPLETED ITS TRANSITION FROM A MICRO-CAP PORTFOLIO TO A SMALL/MID-CAP PORTFOLIO. ITS INVESTMENT STYLE ALSO CHANGED FROM MOMENTUM TO A MULTI-FACTOR APPROACH, EMPHASIZING REVENUE GROWTH AND EARNINGS REVISIONS, PROFITABILITY, AND RELATIVE VALUE. THE TRANSITION WAS EXECUTED DURING THE FIRST WEEK OF DECEMBER 2002 AND AFFECTED QUARTERLY PERFORMANCE.
     o THROUGHOUT THE FIRST QUARTER OF THE FISCAL YEAR, STOCKS THAT WERE INITIALLY OVERSOLD STAGED A MAJOR RALLY, WHILE THE PREVIOUS MARKET LEADERS UNDERPERFORMED. AS A RESULT, THE INFORMATION TECHNOLOGY AND TELECOMMUNICATION SERVICES SECTORS BOTH ROSE OVER 20% AND ENERGY ROSE 11%. OVERALL, THE PORTFOLIO'S POSITIONS IN THE TECHNOLOGY SECTOR CONTRIBUTED POSITIVELY TO RELATIVE PERFORMANCE, WHILE THE CONSUMER DISCRETIONARY AND HEALTH CARE SECTORS WERE BOTH DETRACTORS.
     o IN THE SECOND QUARTER OF THE FISCAL YEAR, FAVORABLE STOCK SELECTION BENEFITED THE PORTFOLIO. ENERGY STOCKS PERFORMED RELATIVELY WELL ON THE BACK OF SOARING COMMODITY PRICES, WHILE THE MATERIALS AND INDUSTRIALS SECTORS PERFORMED POORLY THROUGHOUT THE QUARTER AS THEY WERE HURT MOST BY RISING ENERGY COSTS. OVERALL, THE PORTFOLIO BENEFITED FROM ITS OVERWEIGHT IN HEALTHCARE AS INVESTORS VIEWED THE SECTOR AS A DEFENSIVE PLAY. THE PORTFOLIO'S LACK OF REAL ESTATE INVESTMENT TRUST ("REIT") EXPOSURE WAS THE MOST SIGNIFICANT DETRACTOR TO RELATIVE PERFORMANCE.
     o EQUITY MARKETS PERFORMED VERY STRONGLY FOR THE THIRD QUARTER OF THE FISCAL YEAR AS INVESTORS BEGAN TO ANTICIPATE RECOVERY FOLLOWING THE U.S.-LED INVASION OF IRAQ. DECLINING INTEREST RATES AND TAX CUTS HELPED IMPROVE SENTIMENT. THE PORTFOLIO MAINTAINED ITS LARGE UNDERWEIGHT IN FINANCIALS, PRIMARILY IN REITS AND REGIONAL BANKS, DUE TO FUNDAMENTAL ISSUES. THESE UNDERWEIGHTS BENEFITED THE PORTFOLIO DURING THE QUARTER AS THESE SEGMENTS UNDERPERFORMED THE BENCHMARK. HEALTH CARE AND ENERGY WERE THE MAIN SECTORS DETRACTING FROM PERFORMANCE.
     o DATA POINTS RELEASED IN THE FOURTH QUARTER OF THE FISCAL YEAR CONTINUED TO INDICATE THAT GLOBAL CYCLICAL RECOVERY WAS WELL UNDERWAY. DURING THE QUARTER, THE TOP SECTORS CONTRIBUTING TO PERFORMANCE WERE MATERIALS, CONSUMER DISCRETIONARIES, AND FINANCIALS, WHILE THE ENERGY AND TECHNOLOGY SECTORS WERE THE MAIN DETRACTORS.


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. OPPORTUNITIES PORTFOLIO, THE CITIGROUP EMI U.S. AND THE WILSHIRE MICRO CAP INDEX FROM
                  INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INSTITUTIONAL CLASS    INVESTOR A CLASS    CITIGROUP EMI U.S.    WILSHIRE MICRO CAP INDEX
5/1/98           $10,000               $9,497               $10,000                  $10,000
6/30/98          $10,950              $10,399                $9,518                   $9,464
9/30/98           $9,390               $8,908                $7,732                   $7,253
12/31/98         $13,030              $12,346                $9,126                   $8,202
3/31/99          $15,880              $15,033                $8,644                   $7,757
6/30/99          $20,950              $19,810                $9,896                   $9,379
9/30/99          $24,730              $23,362                $9,233                   $9,067
12/31/99         $41,897              $39,519               $11,106                  $11,553
3/31/00          $55,260              $52,070               $12,414                  $13,947
6/30/00          $53,197              $50,079               $11,970                  $12,604
9/30/00          $50,359              $47,349               $12,452                  $12,581
12/31/00         $38,649              $36,289               $11,544                  $10,631
3/31/01          $30,128              $28,258               $10,448                  $11,074
6/30/01          $36,305              $34,009               $11,892                  $13,221
9/30/01          $27,054              $25,311                $9,716                  $10,724
12/31/01         $33,256              $31,085               $11,524                  $13,202
3/31/02          $30,464              $28,435               $12,035                  $13,884
6/30/02          $25,578              $23,840               $11,073                  $13,583
9/30/02          $20,257              $18,863                $9,086                  $10,703
12/31/02         $20,381              $18,951                $9,694                  $12,010
3/31/03          $19,854              $18,451                $9,320                  $12,129
6/30/03          $23,732              $22,014               $11,232                  $16,282
9/30/03          $25,686              $23,811               $12,106                  $19,402

                      FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                     1 Year*   3 Year    5 Year   From Inception
                                     -------   ------    ------   --------------
  Institutional Class                26.80%   (20.10)%   22.29%      19.03%
  Service Class                      26.32%   (20.38)%   21.87%      18.64%
  Investor A Class (Load Adjusted)   19.96%   (21.82)%   20.50%      17.37%
  Investor A Class (NAV)             26.23%   (20.48)%   21.73%      18.50%
  Investor B Class (Load Adjusted)   20.80%   (21.72)%   20.63%      17.57%
  Investor B Class (NAV)             25.30%   (21.06)%   20.82%      17.66%
  Investor C Class (Load Adjusted)   24.32%   (21.07)%   20.81%      17.65%
  Investor C Class (NAV)             25.32%   (21.07)%   20.81%      17.65%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/1/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE. ON DECEMBER 2, 2002, THE COMPARATIVE INDEX CHANGED FROM THE WILSHIRE MICRO CAP INDEX TO THE CITIGROUP EXTENDED MARKET INDEX U.S. BECAUSE THE NEW INDEX MORE ACCURATELY REFLECTS THE UNIVERSE OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

TOTAL NET ASSETS (9/30/03): $35.0 MILLION

PERFORMANCE BENCHMARK
     S&P 500(R) INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF U.S. AND NON-U.S. COMPANIES IN ALL CAPITALIZATION RANGES SELECTED FOR THEIR RAPID AND SUSTAINABLE GROWTH POTENTIAL FROM THE DEVELOPMENT, ADVANCEMENT AND USE OF SCIENCE AND/OR TECHNOLOGY. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY SCIENCE AND TECHNOLOGY COMPANIES IN ALL MARKET CAPITALIZATION RANGES. THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN STOCKS OF ISSUERS IN EMERGING MARKET COUNTRIES. THE PORTFOLIO MANAGEMENT TEAM USES A MULTI-FACTOR SCREEN TO IDENTIFY STOCKS THAT HAVE ABOVE AVERAGE RETURN POTENTIAL. THE FACTORS AND THE WEIGHT ASSIGNED TO A FACTOR WILL CHANGE DEPENDING ON MARKET CONDITIONS. THE MOST INFLUENTIAL FACTORS OVER TIME HAVE BEEN REVENUE AND EARNINGS GROWTH, ESTIMATE REVISIONS, PROFITABILITY, AND RELATIVE VALUE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THROUGHOUT THE FIRST QUARTER OF THE FISCAL YEAR, THE INFORMATION TECHNOLOGY SECTOR RALLIED SIGNIFICANTLY FROM OVERSOLD LEVELS. INVESTORS APPEARED TO RENEW THEIR ENTHUSIASM IN REGARDS TO THE CORPORATE PROFIT OUTLOOK AS MANAGEMENT GUIDANCE BEGAN TO FALL IN LINE WITH CONSENSUS ESTIMATES. THE MERRILL LYNCH 100 TECHNOLOGY INDEX (MLO) RETURNED 26.7%, VERSUS 6.9% FOR THE CITIGROUP BMI WORLD INDEX. AS HIGHER VOLATILITY SECTORS ROSE, THE PORTFOLIO SUFFERED FROM ITS ALLOCATION TO THE HEALTHCARE SECTOR, ITS ALLLOCATION TO INFORMATION TECHNOLOGY, AND SUB-OPTIMAL STOCK SELECTION IN THE APPLICATION SOFTWARE AND COMPUTER HARDWARE SUB-SECTORS.
     o IN THE SECOND QUARTER OF THE FISCAL YEAR, THE INFORMATION TECHNOLOGY SECTOR CONSOLIDATED MUCH OF THE PREVIOUS QUARTER'S RALLY AND REMAINED FLAT OVERALL. MIXED ECONOMIC DATA AND INCREASING GEOPOLITICAL RISKS LED INVESTORS TO LOCK IN PROFITS AND REALLOCATE CAPITAL WITHIN THE SECTOR. THE PORTFOLIO'S SUBSTANTIAL OVERWEIGHT IN INFORMATION TECHNOLOGY AND ITS MIXED STOCK SELECTION WERE THE PRIMARY DETRACTORS FROM PERFORMANCE DURING THE QUARTER. FURTHERMORE, THE PORTFOLIO'S SMALL TO MID-CAP BIAS NEGATIVELY IMPACTED RETURNS AS THE MARKET CLEARLY FAVORED LARGER, BLUE CHIP TECHNOLOGY COMPANIES. CONVERSELY, THE PORTFOLIO'S ALLOCATION TO THE HEALTHCARE SECTOR CONTRIBUTED POSITIVELY TO PERFORMANCE.
     o THE INFORMATION TECHNOLOGY SECTOR SIGNIFICANTLY OUTPERFORMED THE BROADER MARKET DURING THE THIRD QUARTER OF THE FISCAL YEAR AS INVESTORS ROTATED BACK TO HIGHER GROWTH SEGMENTS. THE PERCEPTION OF DIMINISHING GEOPOLITICAL RISKS AND AN IMPROVED SECOND HALF EARNINGS OUTLOOK CREATED POSITIVE INVESTOR SENTIMENT. THE PORTFOLIO'S SUBSTANTIAL OVERWEIGHT IN INFORMATION TECHNOLOGY, SPECIFICALLY ITS EXPOSURE TO SEMICONDUCTOR CAPITAL EQUIPMENT, CONTRIBUTED TO OUTPERFORMANCE, AS DID ITS OVERWEIGHT IN HEALTHCARE, PRIMARILY DUE TO STRONG STOCK SELECTION WITHIN THE BIOTECHNOLOGY AND PHARMACEUTICAL SUB-SECTORS.
     o DATA POINTS RELEASED IN THE FOURTH QUARTER OF THE FISCAL YEAR CONTINUED TO INDICATE THAT GLOBAL CYCLICAL RECOVERY WAS WELL UNDERWAY. DURING THE QUARTER, THE INFORMATION TECHNOLOGY SECTOR SIGNIFICANTLY OUTPERFORMED THE BROADER MARKET AS INVESTORS CONTINUED TO FAVOR AREAS LEVERED TO CYCLICAL EARNINGS RECOVERY. THE PORTFOLIO OUTPERFORMED DURING THE QUARTER PRIMARILY AS A RESULT OF ITS SUBSTANTIAL OVERWEIGHT IN THE SECTOR AND FROM STRONG STOCK SELECTION. WITHIN THE HEALTHCARE SECTOR, STRONG STOCK SELECTION IN THE PHARMACEUTICAL AND HEALTHCARE SERVICES AREAS CONTRIBUTED POSITIVELY TO RETURNS.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO AND THE S&P 500(R) INDEX FROM INCEPTION AND
                         AT EACH SEMI-ANNUAL PERIOD END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS      S&P 500(R) INDEX
5/15/00               $10,000               $9,497               $10,000
6/30/00               $11,400              $10,826               $10,023
9/30/00               $12,490              $11,842                $9,925
12/31/00               $9,490               $8,993                $9,149
3/31/01                $6,190               $5,859                $8,064
6/30/01                $6,830               $6,448                $8,536
9/30/01                $4,410               $4,160                $7,283
12/31/01               $5,850               $5,518                $8,062
3/31/02                $5,680               $5,347                $8,084
6/30/02                $4,520               $4,245                $7,001
9/30/02                $3,600               $3,381                $5,791
12/31/02               $3,820               $3,580                $6,280
3/31/03                $3,660               $3,428                $6,082
6/30/03                $4,760               $4,454                $7,018
9/30/03                $5,470               $5,109                $7,204


                      FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                          1 Year*     3 Year     From Inception
                                          -------     ------     --------------
  Institutional Class                     51.95%      (24.06)%      (16.36)%
  Service Class                           51.82%      (24.27)%      (16.58)%
  Investor A Class (Load Adjusted)        43.47%      (25.73)%      (18.03)%
  Investor A Class (NAV)                  51.12%      (24.44)%      (16.77)%
  Investor B Class (Load Adjusted)        45.64%      (25.92)%      (18.15)%
  Investor B Class (NAV)                  50.14%      (25.04)%      (17.41)%
  Investor C Class (Load Adjusted)        49.14%      (25.04)%      (17.41)%
  Investor C Class (NAV)                  50.14%      (25.04)%      (17.41)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/15/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                            EUROPEAN EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $5.4 MILLION

PERFORMANCE BENCHMARK
     MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EUROPE INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY NORMALLY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY EUROPEAN COMPANIES, AND GENERALLY INVESTS IN STOCKS OF EUROPEAN COMPANIES WITH MARKET CAPITALIZATIONS OF AT LEAST $1 BILLION. THE PORTFOLIO MANAGEMENT TEAM SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR PROVIDED SOME REPRIEVE FOR GLOBAL INVESTORS AS EQUITY MARKETS SHARPLY REVERSED THEIR DOWNWARD TRENDS THROUGH MUCH OF OCTOBER AND NOVEMBER 2002. STILL, 2002 WAS ANOTHER TOUGH YEAR FOR INVESTORS IN EUROPEAN EQUITIES, WITH A NEAR 20% DECLINE IN THE MSCI EUROPE INDEX. PERFORMANCE SUFFERED DURING THE QUARTER PRIMARILY AS A RESULT OF POOR STOCK SELECTION. IN THE BROADEST TERMS, THE PORTFOLIO LACKED SUFFICIENT EXPOSURE TO HIGH-VOLATILITY ISSUES DURING THE MARKET RALLY IN OCTOBER AND NOVEMBER. SOME OF THE PRESUMED DEFENSIVE STOCKS DID NOT PERFORM AS EXPECTED DURING DECEMBER WHEN THE RALLY REVERSED, PARTICULARLY WHEN THE DOLLAR WAS FALLING MOST DRAMATICALLY. IN ADDITION, THE PORTFOLIO'S UNDERWEIGHT IN INFORMATION TECHNOLOGY DETRACTED FROM PERFORMANCE, AS THE SECTOR RALLIED OVER 23% FOR THE PERIOD. THE PORTFOLIO'S OVERWEIGHT IN TELECOMMUNICATIONS AND ITS UNDERWEIGHT IN CONSUMER STAPLES WERE POSITIVE CONTRIBUTORS TO RELATIVE PERFORMANCE.
     o THE SECOND QUARTER OF THE FISCAL YEAR SAW EUROPEAN EQUITY MARKETS RETURN TO THE DOWNWARD TRAJECTORY THAT THE PREVIOUS QUARTER HAD EVIDENTLY ONLY TEMPORARILY INTERRUPTED. ALL LEADING INDICES FELL, AND SOME, INCLUDING THE AEX IN THE NETHERLANDS, THE GERMAN DAX, AND SWITZERLAND'S SMI REACHED A SERIES OF LOWS THEY HAD NOT SEEN SINCE EARLY 1997. THE PORTFOLIO EXPERIENCED MEANINGFUL POSITIVE CONTRIBUTION FROM OVERALL ASSET ALLOCATION, BUT SUFFERED FROM POOR INDIVIDUAL STOCK SELECTION.
     o THE RALLY IN EUROPEAN EQUITY MARKETS RESUMED DURING THE THIRD QUARTER OF THE FISCAL YEAR, RESULTING IN THE BEST QUARTERLY RETURNS SINCE THE LATE 1990S. LIQUIDITY WAS THE KEY DRIVER OF THE RALLY IN THE ABSENCE OF CONVINCING EVIDENCE THAT ECONOMIC RECOVERY WAS UNDERWAY. BOTH SECTOR ALLOCATION AND STOCK SELECTION CONTRIBUTED NEGATIVELY TO PERFORMANCE DURING THE QUARTER. THE PORTFOLIO WAS UNDERWEIGHT THE FINANCIAL AND INFORMATION TECHNOLOGY SECTORS, BOTH OF WHICH PERFORMED STRONGLY AS THE MARKET RALLIED. THE LARGEST NEGATIVES IN STOCK SELECTION WERE IN THE CONSUMER DISCRETIONARY AND TELECOMMUNICATIONS SECTORS.
     o EUROPEAN EQUITIES RALLIED FOR MUCH OF THE FOURTH QUARTER OF THE FISCAL YEAR AS BELIEF IN A SUSTAINED RECOVERY ATTRACTED MONEY INTO THE MOST CYCLICAL SECTORS. INDUSTRIALS, MATERIALS AND INFORMATION TECHNOLOGY ALL DID CONSPICUOUSLY WELL. THIS PATTERN REVERSED SOMEWHAT IN SEPTEMBER 2003, THOUGH DOLLAR-BASED INVESTORS WERE CUSHIONED FROM THE WORST EFFECTS OF THE DECLINE. AFTER THE G7 MEETING SIGNALED THE DESIRE FOR GREATER EXCHANGE RATE FLEXIBILITY, THE DOLLAR FELL DRAMATICALLY. THE PORTFOLIO POSTED DISAPPOINTING PERFORMANCE FOR THE QUARTER, LARGELY ATTRIBUTABLE TO POOR STOCK SELECTION WITHIN CONSUMER DISCRETIONARIES, FINANCIALS, INFORMATION TECHNOLOGY, AND CONSUMER STAPLES. THIS UNDERPERFORMANCE WAS NOT ENTIRELY OFFSET BY SOMEWHAT BETTER SELECTION IN INDUSTRIALS.


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EUROPEAN EQUITY
         PORTFOLIO AND THE MSCI EUROPE INDEX FROM INCEPTION AND AT EACH
                             SEMI-ANNUAL PERIOD END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS       MSCI EUROPE INDEX
6/23/00               $10,000               $9,497                 $10,000
6/30/00               $10,340               $9,820                 $10,060
9/30/00                $9,510               $9,022                  $9,325
12/31/00               $9,716               $9,212                  $9,509
3/31/01                $8,383               $7,939                  $8,031
6/30/01                $8,242               $7,797                  $7,873
9/30/01                $7,230               $6,838                  $6,920
12/31/01               $7,715               $7,282                  $7,617
3/31/02                $7,623               $7,185                  $7,609
6/30/02                $7,510               $7,069                  $7,266
9/30/02                $5,643               $5,312                  $5,607
12/31/02               $6,034               $5,669                  $6,217
3/31/03                $5,364               $5,022                  $5,644
6/30/03                $6,220               $5,823                  $6,887
9/30/03                $6,241               $5,843                  $7,156


                      FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                              1 Year*   3 Year    From Inception
                                              -------   ------    --------------
  Institutional Class                         10.60%   (13.10)%     (13.42)%
  Service Class                               10.00%   (13.35)%     (13.71)%
  Investor A Class (Load Adjusted)             4.49%   (14.95)%     (15.15)%
  Investor A Class (NAV)                      10.00%   (13.48)%     (13.80)%
  Investor B Class (Load Adjusted)             4.69%   (15.17)%     (15.27)%
  Investor B Class (NAV)                       9.19%   (14.17)%     (14.48)%
  Investor C Class (Load Adjusted)             8.17%   (14.12)%     (14.44)%
  Investor C Class (NAV)                       9.17%   (14.12)%     (14.44)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 6/23/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         INTERNATIONAL EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $120.4 MILLION

PERFORMANCE BENCHMARK
     MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX ("MSCI EAFE").

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY NORMALLY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF ISSUERS LOCATED IN COUNTRIES INCLUDED IN THE MSCI EAFE. THE PORTFOLIO MANAGEMENT TEAM SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION. STOCK SELECTION IS DETERMINED BY LOOKING AT COMPANIES USING A RANGE OF VALUATION CRITERIA, INCLUDING THE STRENGTH OF THEIR MANAGEMENT AND BUSINESS FRANCHISE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE MSCI EAFE ROSE BY 6.2% DURING THE FIRST QUARTER OF THE FISCAL YEAR. EUROPE LED THE ADVANCE, RISING BY APPROXIMATELY 10%. STILL, CONCERNS REMAINED OVER EUROPEAN AUTHORITIES' ABILITY TO PROPERLY COORDINATE MONETARY AND FISCAL POLICY. THE PORTFOLIO UNDERPERFORMED DURING THE QUARTER PRIMARILY AS A RESULT OF STOCK SELECTION IN THE CONSUMER DISCRETIONARY, INDUSTRIALS, FINANCIALS, AND TELECOM SECTORS. ALSO WEIGHING ON PERFORMANCE WERE AN UNDERWEIGHT IN INFORMATION TECHNOLOGY AND AN OVERWEIGHT IN THE INDUSTRIALS SECTOR.
     o MOST OF THE MAJOR INTERNATIONAL MARKETS FELL DURING THE SECOND QUARTER OF THE FISCAL YEAR, WITH EUROPE DOWN -9.9%, THE UNITED KINGDOM DOWN -9.9%, AND JAPAN DOWN -8.3%. AUSTRALIA WAS A NOTABLE OUTPERFORMER DURING THE PERIOD, RISING BY 3.1%, DUE PRIMARILY TO STRENGTH IN THE AUSTRALIAN DOLLAR. OUR LARGE UNDERWEIGHT IN THIS MARKET WAS A NEGATIVE FACTOR, ALTHOUGH OVERALL ASSET ALLOCATION WAS POSITIVE FOR THE PERIOD. CONCERNS OVER THE EMERGENCE OF A SARS EPIDEMIC IN ASIA HAD A SIGNIFICANT IMPACT ON OUR SPECIFIC HOLDINGS IN HONG KONG, SINGAPORE, AND SOUTH KOREA. STOCK SELECTION IN MOST OTHER REGIONS WAS ALSO NEGATIVE OVER THE PERIOD.
     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, THE MSCI EUROPE INDEX ROSE OVER 20% IN DOLLAR TERMS. THE SIGNIFICANT STRENGTH OF THE EURO CURRENCY WAS A KEY FACTOR, CONTRIBUTING ABOUT 4% OF THE RISE. ELSEWHERE, DESPITE A RALLY LATE IN THE QUARTER, JAPAN'S RISE OF 11.6% WAS SIGNIFICANTLY BEHIND THAT OF THE MSCI EAFE GAIN OF 18.1%. AS A RESULT, GEOGRAPHIC ASSET ALLOCATION WAS POSITIVE DURING THE QUARTER, WITH THE REBOUND IN EMERGING MARKETS OF PARTICULAR NOTE. HOWEVER, STOCK AND SECTOR SELECTION OVERWHELMED THIS FACTOR, WITH THE PORTFOLIO'S LACK OF EXPOSURE TO SMALLER COMPANIES IN JAPAN, ITS OVERWEIGHT IN PHARMACEUTICALS AND ITS UNDERWEIGHT IN INFORMATION TECHNOLOGY BEING THE MAIN CONTRIBUTORS.
     o MARKETS GRINDED HIGHER DURING THE FOURTH QUARTER OF THE FISCAL YEAR, WITH THE EAFE INDEX RISING 7.6% IN DOLLAR TERMS. THIS WAS DESPITE A 3.0% PROFIT TAKING PERIOD DURING THE FINAL TWO WEEKS OF THE QUARTER. EMERGING MARKETS CONTINUED TO BE A SOLID PERFORMER OVER THE QUARTER, WITH THE MSCI EMERGING MARKETS FREE INDEX ADVANCING 13.5% IN DOLLAR TERMS. GEOGRAPHIC POSITIONING HAD A MODEST NEGATIVE IMPACT ON PERFORMANCE OVER THE PERIOD, WITH THE BENEFITS OF OUR UNDERWEIGHT STANCE IN THE UNITED KINGDOM AND OVERWEIGHT IN EMERGING MARKETS BEING MORE THAN OFFSET BY OUR UNDERWEIGHT POSITION IN JAPAN. IN SECTOR TERMS, OUR ALLOCATIONS HAD A MODEST NEGATIVE IMPACT, WITH OUR UNDERWEIGHT STANCE IN TECHNOLOGY BEING THE PRIMARY ISSUE. AGAIN, THE CONCENTRATION OF PERFORMANCE IN SMALLER COMPANIES WAS A MAJOR REASON WHY STOCK SELECTION IN MOST OF THE MAJOR COUNTRIES WAS BEHIND THE BENCHMARK DURING THE PERIOD.
     o FOR THE PERIOD AS A WHOLE, THE STRATEGIC ORIENTATION OF THE PORTFOLIO BY GEOGRAPHIC LOCATION AND INDUSTRIAL SECTOR WAS BROADLY NEUTRAL FOR PERFORMANCE. THE LAG IN PERFORMANCE RELATIVE TO THE BENCHMARK WAS, FOR THE MOST PART, DUE TO POOR STOCK SELECTION. TWO PRINCIPAL REASONS LIE BEHIND THIS. FIRST, SMALL CAPITALIZATION STOCKS SUBSTANTIALLY OUTPERFORMED THE BROADER BENCHMARKS, ESPECIALLY IN EUROPE AND JAPAN. DURING THE PERIOD, THE PORTFOLIO LACKED EXPOSURE TO THESE NAMES. SECONDLY, OUR STOCK SELECTION APPROACH FAVORED HIGHER QUALITY SECURITIES (AS DEFINED BY PROFITABILITY, BALANCE SHEET STRUCTURE, AND MANAGEMENT QUALITY) OVER THE MORE MARGINAL AND SPECULATIVE ISSUES THAT WERE IN FAVOR DURING MOST OF THE YEAR.


   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
      EQUITY PORTFOLIO AND THE MSCI EAFE FROM INCEPTION AND AT EACH FISCAL
                                    YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS              MSCI EAFE
4/27/92               $10,000               $9,497                    $10,000
6/30/92               $10,430               $9,905                    $10,214
9/30/92                $9,939               $9,439                    $10,368
12/31/92               $9,818               $9,324                     $9,968
3/31/93               $10,963              $10,412                    $11,163
6/30/93               $11,604              $11,020                    $12,286
9/30/93               $12,693              $12,055                    $13,101
12/31/93              $13,436              $12,743                    $13,214
3/31/94               $13,593              $12,882                    $13,676
6/30/94               $13,645              $12,912                    $14,375
9/30/94               $14,053              $13,289                    $14,388
12/31/94              $13,472              $12,727                    $14,242
3/31/95               $13,375              $12,625                    $14,507
6/30/95               $13,859              $13,064                    $14,612
9/30/95               $14,399              $13,555                    $15,221
12/31/95              $14,812              $13,949                    $15,838
3/31/96               $15,171              $14,266                    $16,295
6/30/96               $15,854              $14,888                    $16,553
9/30/96               $15,553              $14,582                    $16,532
12/31/96              $16,075              $15,062                    $16,796
3/31/97               $15,965              $14,936                    $16,533
6/30/97               $17,697              $16,527                    $18,678
9/30/97               $17,868              $16,676                    $18,547
12/31/97              $16,913              $15,756                    $17,094
3/31/98               $19,349              $18,007                    $19,609
6/30/98               $19,487              $18,089                    $19,817
9/30/98               $16,612              $15,416                    $17,000
12/31/98              $19,525              $18,120                    $20,513
3/31/99               $19,820              $18,357                    $20,798
6/30/99               $20,691              $19,106                    $21,327
9/30/99               $21,361              $19,705                    $22,263
12/31/99              $25,598              $23,580                    $26,044
3/31/00               $24,507              $22,553                    $26,017
6/30/00               $23,462              $21,569                    $24,986
9/30/00               $21,388              $19,643                    $22,971
12/31/00              $20,627              $18,905                    $22,354
3/31/01               $18,065              $16,538                    $19,290
6/30/01               $17,589              $16,044                    $19,088
9/30/01               $15,026              $13,694                    $16,416
12/31/01              $15,971              $14,539                    $17,561
3/31/02               $16,082              $14,625                    $17,650
6/30/02               $16,026              $14,556                    $17,276
9/30/02               $12,898              $11,679                    $13,867
12/31/02              $13,138              $11,902                    $14,762
3/31/03               $11,739              $10,617                    $13,549
6/30/03               $13,745              $12,416                    $16,160
9/30/03               $14,352              $12,946                    $17,473

                      FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                          1 Year*   3 Year     5 Year    10 Year   From Inception
                                          -------   ------     ------    -------   --------------
  Institutional Class                      11.27%   (12.45)%   (2.88)%    1.24%         3.21%
  Service Class                            11.02%   (12.72)%   (3.19)%    0.92%         2.93%
  Investor A Class (Load Adjusted)          5.29%   (14.44)%   (4.41)%    0.20%         2.29%
  Investor A Class (NAV)                   10.85%   (12.97)%   (3.43)%    0.72%         2.75%
  Investor B Class (Load Adjusted)          5.41%   (14.39)%   (4.35)%    0.11%         2.21%
  Investor B Class (NAV)                    9.91%   (13.55)%   (4.08)%    0.11%         2.21%
  Investor C Class (Load Adjusted)          9.61%   (13.19)%   (3.84)%    0.24%         2.32%
  Investor C Class (NAV)                   10.61%   (13.19)%   (3.84)%    0.24%         2.32%
-------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/27/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 12/5/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                      INTERNATIONAL OPPORTUNITIES PORTFOLIO

TOTAL NET ASSETS (9/30/03): $155.8 MILLION

PERFORMANCE BENCHMARK
     CITIGROUP EXTENDED MARKET INDEX GLOBAL EX-U.S. ("CITIGROUP EMI GLOBAL EX-U.S.")

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY NORMALLY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY INTERNATIONAL EMERGING CAPITALIZATION COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF THE CITIGROUP EMI GLOBAL EX-U.S. STOCKS). THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN STOCKS OF ISSUERS IN EMERGING MARKET COUNTRIES. THE PORTFOLIO MANAGEMENT TEAM USES A MULTI-FACTOR SCREEN TO IDENTIFY STOCKS THAT HAVE ABOVE-AVERAGE RETURN POTENTIAL. THE FACTORS AND THE WEIGHT ASSIGNED TO A FACTOR WILL CHANGE DEPENDING ON MARKET CONDITIONS. THE MOST INFLUENTIAL FACTORS OVER TIME HAVE BEEN REVENUE AND EARNINGS GROWTH, ESTIMATE REVISIONS, PROFITABILITY, AND RELATIVE VALUE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o DURING THE FIRST QUARTER OF THE FISCAL YEAR, INTERNATIONAL EQUITY MARKETS REBOUNDED SHARPLY FROM DEPRESSED LEVELS. INTERNATIONAL ECONOMIC DATA, HOWEVER, REMAINED UNINSPIRING AND GEOPOLITICAL TENSIONS REMAINED HIGH, PROMPTING FURTHER MONETARY EASING FROM THE FEDERAL OPEN MARKET COMMITTEE, THE EUROPEAN CENTRAL BANK, AND SELECT CENTRAL BANKS ACROSS ASIA. THE PORTFOLIO MANAGEMENT TEAM CONTINUED ITS STRATEGY OF PRESERVING A CYCLICAL TILT AND OVERWEIGHTING HOLDINGS IN NON-JAPAN ASIA. AS A RESULT, THE PORTFOLIO WAS WELL POSITIONED FOR THE GLOBAL STOCK MARKET RALLY. INDUSTRY POSITIONING, WHICH INCLUDED OVERWEIGHTS IN ELECTRONIC TECHNOLOGY COMPANIES, INDUSTRIAL COMPANIES, AND MATERIALS BUSINESSES, WAS LARGELY UNCHANGED FROM PREVIOUS QUARTERS AND CONTRIBUTED POSITIVELY TO PERFORMANCE.
     o GLOBAL MARKETS STRUGGLED IN THE SECOND QUARTER OF THE FISCAL YEAR AS INVESTORS GRAPPLED WITH THE WAR IN IRAQ AND A SLUGGISH ECONOMIC RECOVERY. IN RESPONSE, THE PORTFOLIO MANAGEMENT TEAM REDUCED THE PORTFOLIO'S BIAS TOWARDS AN ECONOMIC RECOVERY LATER IN THE PERIOD BY ADJUSTING THE BALANCE BETWEEN ECONOMICALLY SENSITIVE ISSUES AND NON-CYCLICAL DEFENSIVE ISSUES. IN ADDITION, THE TEAM REDUCED THE PORTFOLIO'S EXPOSURE TO TECHNOLOGY AND INCREASED ALLOCATIONS TO THE HEALTHCARE, FINANCIAL, AND CONSUMER STAPLES SECTORS. THE PORTFOLIO OUTPERFORMED DURING THE QUARTER PRIMARILY AS A RESULT OF STRONG STOCK SELECTION IN THE CONSUMER AND INDUSTRIAL SECTORS.
     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, THE PORTFOLIO SUFFERED FROM ITS LOWER RISK ORIENTATION AS A POST-WAR RALLY FAVORED HIGH RISK PREMIUMS. A DECREASE IN ASIAN TRAVEL DUE TO SARS AND SHARP CURRENCY FLUCTUATIONS ALSO DETRACTED. TWO LONG-STANDING THEMES CONTINUED TO DOMINATE THE PORTFOLIO: (1) SELECTING BEST-OF-BREED COMPANIES BY EMPHASIZING GLOBAL, REGIONAL, OR LOCAL COMPETITIVE ADVANTAGE; AND (2) BEING OVERWEIGHT ASIA AND UNDERWEIGHT EUROPE ON THE BASIS OF RELATIVE, SECULAR-GROWTH RATES. THE LATTER WAS THE PRIMARY CAUSE OF UNDERPERFORMANCE FOR THE QUARTER, AND FOR THE FISCAL YEAR, AS THE EURO STRENGTHENED RELATIVE TO THE U.S. DOLLAR.
     o DATA POINTS RELEASED IN THE FOURTH QUARTER OF THE FISCAL YEAR CONTINUED TO INDICATE THAT GLOBAL CYCLICAL RECOVERY WAS WELL UNDERWAY. THE PORTFOLIO'S OUTPERFORMANCE DURING THE PERIOD WAS DUE TO ITS LONG-STANDING REGIONAL OVERWEIGHT IN ASIA EX-JAPAN AND AN OVERWEIGHT IN EMERGING MARKETS. THE PORTFOLIO ALSO TOOK STEPS TO INSULATE ITSELF FROM A FURTHER DECLINE IN THE U.S. DOLLAR RELATIVE TO THE EURO. IN ADDITION, THE PORTFOLIO BENEFITED FROM STOCK SELECTION, PARTICULARLY IN THE CONSUMER AND FINANCIAL SECTORS. THE PORTFOLIO'S HIGHER WEIGHTED AVERAGE MARKET CAP AND AN OVERWEIGHT IN HEALTHCARE DETRACTED FROM PERFORMANCE.


   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES PORTFOLIO, THE CITIGROUP EMI GLOBAL EX-U.S. AND THE CITIGROUP EMI
        WORLD EX-U.S. FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INSTITUTIONAL CLASS   INVESTOR A CLASS   CITIGROUP EMI GLOBAL EX-U.S.  CITIGROUP EMI WORLD EX-U.S.
9/26/97           $10,000             $9,497                   $10,000                      $10,000
9/30/97            $9,970             $9,468                   $10,028                      $10,024
12/31/97           $9,483             $8,996                    $8,903                       $8,995
3/31/98           $11,384            $10,788                   $10,354                      $10,542
6/30/98           $11,997            $11,350                   $10,155                      $10,504
9/30/98            $9,614             $9,092                    $8,571                       $8,912
12/31/98          $10,538             $9,935                    $9,678                      $10,086
3/31/99           $10,764            $10,127                    $9,839                      $10,230
6/30/99           $12,722            $11,963                   $10,579                      $10,859
9/30/99           $14,601            $13,702                   $11,062                      $11,413
12/31/99          $26,522            $24,889                   $12,129                      $12,457
3/31/00           $33,056            $30,958                   $12,410                      $12,708
6/30/00           $28,509            $26,693                   $12,043                      $12,486
9/30/00           $28,037            $26,213                   $11,362                      $11,828
12/31/00          $24,365            $22,749                   $10,603                      $11,170
3/31/01           $21,041            $19,625                    $9,577                       $9,979
6/30/01           $21,601            $20,118                    $9,838                      $10,283
9/30/01           $18,501            $17,205                    $8,284                       $8,698
12/31/01          $20,182            $18,744                    $9,049                       $9,416
3/31/02           $22,684            $21,046                    $9,623                       $9,982
6/30/02           $22,821            $21,140                    $9,736                      $10,181
9/30/02           $18,961            $17,546                    $8,039                       $8,387
12/31/02          $19,572            $18,098                    $8,426                       $8,729
3/31/03           $18,812            $17,370                    $8,058                       $8,327
6/30/03           $21,825            $20,130                    $9,926                      $10,260
9/30/03           $24,850            $22,890                   $11,264                      $11,610

                      FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                      1 Year*   3 Year    5 Year  From Inception
                                      -------   ------    ------  --------------
  Institutional Class                 31.06%    (3.94)%   20.92%     16.35%
  Service Class                       30.69%    (4.30)%   20.47%     15.99%
  Investor A Class (Load Adjusted)    23.90%    (6.04)%   19.06%     14.77%
  Investor A Class (NAV)              30.45%    (4.42)%   20.28%     15.76%
  Investor B Class (Load Adjusted)    24.92%    (6.24)%   19.24%     14.94%
  Investor B Class (NAV)              29.42%    (5.12)%   19.44%     14.94%
  Investor C Class (Load Adjusted)    28.49%    (5.11)%   19.45%     14.95%
  Investor C Class (NAV)              29.49%    (5.11)%   19.45%     14.95%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 9/26/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE. ON DECEMBER 2, 2002, THE COMPARATIVE INDEX CHANGED FROM THE CITIGROUP EXTENDED MARKET INDEX WORLD EX-U.S. TO THE CITIGROUP EXTENDED MARKET INDEX GLOBAL EX-U.S. BECAUSE THE NEW INDEX MORE ACCURATELY REFLECTS THE UNIVERSE OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                          ASIA PACIFIC EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $2.5 MILLION

PERFORMANCE BENCHMARK
     MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") ALL COUNTRY ASIA PACIFIC
INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY NORMALLY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY ASIA PACIFIC REGION COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY OVER $500 MILLION WHOSE EARNINGS, THE PORTFOLIO MANAGEMENT TEAM BELIEVES, ARE IN A STRONG GROWTH TREND OR WHOSE STOCK, THE MANAGEMENT TEAM BELIEVES, IS UNDERVALUED.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o DURING THE FIRST QUARTER OF THE FISCAL YEAR, JAPAN DID NOT PARTICIPATE IN THE GLOBAL RALLY IN EQUITY MARKETS, FALLING ROUGHLY -5.7% AS MEASURED BY THE MSCI JAPAN INDEX. OTHER MARKETS IN THE PACIFIC REGION ROSE, SUCH AS AUSTRALIA, SOUTH KOREA, TAIWAN, AND THAILAND. EARLY IN THE QUARTER, OVERWEIGHTS IN KOREA AND THAILAND CONTRIBUTED POSITIVELY TO PERFORMANCE, WHILE UNDERWEIGHTS IN TAIWAN AND AUSTRALIA DETRACTED. THE PORTFOLIO BENEFITED THE MOST FROM ITS STRONG STOCK SELECTION AND ITS OVERWEIGHT IN THE NON-CYCLICAL CONSUMER GOODS SECTOR. UNDERWEIGHTS IN RESOURCES AND INFORMATION TECHNOLOGY ALSO ADDED TO RELATIVE PERFORMANCE. A LARGE DETRACTOR FROM PERFORMANCE WAS POOR STOCK SELECTION WITHIN THE GENERAL INDUSTRIES (MACHINERY) AND CYCLICAL SERVICES (MEDIA) SECTORS.
     o DURING THE SECOND QUARTER OF THE FISCAL YEAR, THE MSCI JAPAN INDEX DECLINED BY -8.3%. AUSTRALIA GAINED 3.1%, WHILE SOUTH KOREA RETURNED -19.1%. MEANWHILE, THAILAND ROSE BY 6.6% AS HONG KONG AND SINGAPORE DECLINED BY -6.4% AND -6.8%, RESPECTIVELY. ASSET ALLOCATION BY COUNTRY HAD A NEGATIVE IMPACT ON THE PORTFOLIO, WITH OUR OVER-INDEX POSITION IN SOUTH KOREA AND UNDEREXPOSURE TO THE DEFENSIVE AUSTRALIAN MARKET. THIS WAS ONLY MARGINALLY OFFSET BY OUR EXPOSURE TO THAILAND. STOCK SELECTION WAS ALSO A NEGATIVE FEATURE. EXPOSURE TO SOME OF THE HIGHER-RISK NAMES, PARTICULARLY WITHIN JAPANESE FINANCIALS, HURT THE PORTFOLIO.
     o THE OUTBREAK OF WAR IN IRAQ AND THE SARS VIRUS WEIGHED HEAVILY ON ASIAN MARKETS EARLY IN THE THIRD QUARTER OF THE FISCAL YEAR. DURING THE QUARTER INVESTORS DEMONSTRATED A NOTABLE PREFERENCE FOR HIGH-RISK ALLOCATIONS, WITH SIGNIFICANT STRENGTH FROM THE EMERGING MARKETS OF INDONESIA, SOUTH KOREA, AND THAILAND. HIGHER VOLATILITY ISSUES WITHIN INFORMATION TECHNOLOGY, TELECOM, AND FINANCIALS ALSO EXHIBITED STRENGTH. ASSET ALLOCATION BY COUNTRY WAS POSITIVE, BUT NEGATIVE BY SECTOR. FROM A STOCK SELECTION PERSPECTIVE, THE PORTFOLIO UNDERPERFORMED IN AUSTRALIA AND JAPAN, AND IN THE FINANCIAL AND INDUSTRIAL SECTORS. STRONG RELATIVE PERFORMANCE WAS SEEN WITHIN THE CONSUMER DISCRETIONARY SECTOR.
     o DURING THE FOURTH QUARTER OF THE FISCAL YEAR, ASIAN EQUITY MARKETS PERFORMED STRONGLY AS BOTH GLOBAL AND REGIONAL GROWTH EXPECTATIONS INCREASED. INDIA, HONG KONG, JAPAN, AND TAIWAN WERE STRONG PERFORMERS, WHILE AUSTRALIA AND SOUTH KOREA PERFORMED POORLY. UNDERWEIGHTING THE AUSTRALIAN MARKET CONTRIBUTED POSITIVELY TO RETURNS. STOCK SELECTION HERE WAS ADDITIVE AS IT REMAINED FOCUSED TOWARDS THE MORE CYCLICAL RESOURCES (MINING) SECTOR. STOCK SELECTION IN TAIWAN AND SOUTH KOREA WAS ALSO POSITIVE. UNDERWEIGHTS IN HONG KONG PROPERTY STOCKS AND JAPANESE BANKS WERE MAJOR CONTRIBUTORS TO UNDERPERFORMANCE FOR THE QUARTER. DURING THE QUARTER, THE PORTFOLIO ADDED TO COUNTRIES, SECTORS, AND STOCKS THAT ARE MORE GEARED TO THE UPTURN IN GROWTH CURRENTLY EXPANDING ACROSS THE REGION.
     o THROUGHOUT THE FISCAL YEAR, THE PORTFOLIO SOLD HONG KONG DOLLARS AGAINST US DOLLARS ON THE POSSIBILITY THAT THE HONG KONG DOLLAR WOULD BE DEVALUED. THIS HEDGE, HOWEVER, REPRESENTED ONLY A MODEST PORTION OF THE PORTFOLIO'S HONG KONG POSITION AND HAD A VERY SLIGHT NEGATIVE IMPACT ON PERFORMANCE.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASIA PACIFIC EQUITY
      PORTFOLIO AND THE MSCI ALL COUNTRY ASIA PACIFIC INDEX FROM INCEPTION
                       AND AT EACH SEMI-ANNUAL PERIOD END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           MSCI ALL COUNTRY ASIA
            INSTITUTIONAL CLASS     INVESTOR A CLASS           PACIFIC INDEX
6/23/00           $10,000               $9,497                    $10,000
6/30/00           $10,190               $9,687                    $10,111
9/30/00            $9,250               $8,746                     $8,931
12/31/00           $8,239               $7,776                     $7,748
3/31/01            $7,532               $7,105                     $7,151
6/30/01            $7,593               $7,105                     $7,204
9/30/01            $6,312               $5,898                     $5,869
12/31/01           $6,456               $5,995                     $6,126
3/31/02            $6,746               $6,258                     $6,405
6/30/02            $6,891               $6,385                     $6,545
9/30/02            $6,063               $5,596                     $5,712
12/31/02           $5,904               $5,450                     $5,598
3/31/03            $5,417               $4,993                     $5,252
6/30/03            $6,131               $5,635                     $5,992
9/30/03            $7,146               $6,579                     $7,089


                      FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                         1 Year*    3 Year      From Inception
                                         ------     ------      --------------
  Institutional Class                    17.86%      (8.24)%        (9.76)%
  Service Class                          17.91%      (8.39)%       (10.01)%
  Investor A Class (Load Adjusted)       11.74%     (10.58)%       (12.01)%
  Investor A Class (NAV)                 17.57%      (9.05)%       (10.61)%
  Investor B Class (Load Adjusted)       12.14%     (10.27)%       (11.54)%
  Investor B Class (NAV)                 16.64%      (9.22)%       (10.74)%
  Investor C Class (Load Adjusted)       15.64%      (9.26)%       (10.74)%
  Investor C Class (NAV)                 16.64%      (9.26)%       (10.74)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 6/23/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                             SELECT EQUITY PORTFOLIO

TOTAL NET ASSETS (9/30/03): $105.3 MILLION

PERFORMANCE BENCHMARK
     S&P 500(R) INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. THE PORTFOLIO MANAGEMENT TEAM USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 800 COMPANIES, INCLUDING THOSE IN THE S&P 500(R) INDEX AND ABOUT 300 OTHER LARGE AND MEDIUM CAPITALIZATION COMPANIES. USING A MULTI-FACTOR MODEL, THE MANAGEMENT TEAM IDENTIFIES STOCKS WITH RISING EARNINGS EXPECTATIONS THAT SELL AT LOW RELATIVE VALUATIONS WHEN COMPARED WITH THEIR SECTOR PEERS. BASED ON THIS INFORMATION, AND USING SOPHISTICATED RISK MEASUREMENT TOOLS, THE PORTFOLIO MANAGEMENT TEAM SELECTS STOCKS, TOGETHER WITH THEIR APPROPRIATE WEIGHTINGS, THAT IT BELIEVES WILL MAXIMIZE THE PORTFOLIO'S RETURN PER UNIT OF RISK. THE PORTFOLIO SEEKS TO MAINTAIN MARKET CAPITALIZATION, SECTOR ALLOCATIONS, AND STYLE CHARACTERISTICS SIMILAR TO THE S&P 500(R) INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER 2002. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. DURING THE QUARTER, THE PORTFOLIO'S UNDERPERFORMANCE VERSUS THE BENCHMARK WAS MOSTLY ATTRIBUTABLE TO STOCK SELECTION. DURING THE QUARTER, STOCKS POSSESSING POOR FUNDAMENTAL PROSPECTS EXPERIENCED A LARGE REBOUND AND THE PORTFOLIO'S ASSETS WERE NOT INVESTED IN THESE TYPES OF COMPANIES. STOCKS CONTRIBUTING POSITIVELY TO PERFORMANCE INCLUDED BELLSOUTH AND VERIZON COMMUNICATIONS IN THE TELECOM SECTOR, IBM AND ORACLE IN SOFTWARE, AND LINEAR TECHNOLOGY IN SEMICONDUCTORS. OVERWEIGHTS IN THE SEMICONDUCTOR AND ENVIRONMENTAL SERVICES INDUSTRIES WERE ALSO POSITIVE.
     o THE S&P 500(R) FELL DURING THE SECOND QUARTER OF THE FISCAL YEAR. AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM WHO WOULD BE RESPONSIBLE FOR MANAGING THE SELECT EQUITY PORTFOLIO. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH 2002 WITH NO NEGATIVE TAX IMPLICATIONS. THE QUANTITATIVE MODEL WAS MODESTLY PREDICTIVE THROUGHOUT MARCH, DRIVEN PARTICULARLY BY THE EARNINGS EXPECTATION FACTORS LIKE ESTIMATE MOMENTUM AND EARNINGS REVISIONS. THE VALUATION FACTORS WERE LESS PREDICTIVE.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. AS INVESTORS' RISK HORIZONS LENGTHENED DUE TO INCREASED OPTIMISM ABOUT THE FUTURE, THE MARKETS BEGAN CHASING SMALLER, HIGH-RISK NAMES THAT HAD BEEN BEATEN DOWN OVER THE COURSE OF THE PROLONGED BEAR MARKET. FOR THE QUARTER, THE QUANTITATIVE MODEL WAS NOT HELPFUL IN DISCRIMINATING OUTPERFORMING STOCKS FROM UNDERPERFORMING STOCKS. A FURTHER BREAKDOWN OF THE MODEL REVEALED A CONTINUED DETERIORATION IN THE EARNINGS EXPECTATION FACTORS' POWER. THIS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE, WHILE THE VALUATION FACTORS CONTINUED TO REBOUND FROM THEIR MARCH WEAKNESS.
    o U.S. EQUITY MARKETS CONTINUED TO RALLY FOR THE FIRST TWO MONTHS OF THE FOURTH QUARTER OF THE FISCAL YEAR, BUT FELL IN SEPTEMBER ON THE BACK OF WEAKER ECONOMIC DATA AND LOWER CONSUMER SENTIMENT. THE MODEL'S PREDICTIVE POWER IMPROVED EVERY MONTH OVER THE COURSE OF THE QUARTER, CULMINATING IN A VERY PREDICTIVE MONTH OF SEPTEMBER. THE EARNINGS EXPECTATION FACTORS' POWER CONTINUED TO STRUGGLE THROUGHOUT MOST OF THE QUARTER. THIS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE IN JULY AND AUGUST. ON A POSITIVE NOTE, THESE FACTORS WERE QUITE STRONG IN SEPTEMBER, HELPING TO DRIVE THE PORTFOLIO'S OUTPERFORMANCE FOR THE MONTH. IN PARTICULAR, THE ESTIMATE REVISION FACTORS TURNED POSITIVE IN SEPTEMBER. THE MODEL'S VALUATION FACTORS ALSO IMPROVED THROUGHOUT THE QUARTER, WITH THE FORECAST EARNINGS-TO-PRICE AND CASH FLOW-TO-PRICE FACTORS BEING THE MOST POWERFUL.


   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY
          PORTFOLIO AND THE S&P 500(R) INDEX FROM INCEPTION AND AT EACH
                                FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS         S&P 500(R) INDEX
9/13/93               $10,000               $9,551                   $10,000
9/30/93                $9,970               $9,522                    $9,932
12/31/93              $10,115               $9,654                   $10,163
3/31/94                $9,730               $9,278                    $9,777
6/30/94                $9,784               $9,331                    $9,818
9/30/94               $10,149               $9,660                   $10,299
12/31/94               $9,988               $9,499                   $10,297
3/31/95               $10,912              $10,367                   $11,300
6/30/95               $11,704              $11,099                   $12,378
9/30/95               $12,560              $11,909                   $13,362
12/31/95              $13,310              $12,597                   $14,166
3/31/96               $13,987              $13,223                   $14,927
6/30/96               $14,628              $13,814                   $15,597
9/30/96               $15,052              $14,199                   $16,079
12/31/96              $16,467              $15,531                   $17,419
3/31/97               $16,902              $15,924                   $17,886
6/30/97               $19,856              $18,678                   $21,009
9/30/97               $21,449              $20,155                   $22,582
12/31/97              $21,648              $20,320                   $23,231
3/31/98               $24,634              $23,102                   $26,471
6/30/98               $25,177              $23,586                   $27,345
9/30/98               $22,322              $20,885                   $24,625
12/31/98              $26,976              $25,206                   $29,869
3/31/99               $28,178              $26,319                   $31,358
6/30/99               $30,343              $28,303                   $33,568
9/30/99               $28,340              $26,407                   $31,472
12/31/99              $32,580              $30,320                   $36,155
3/31/00               $33,110              $30,801                   $36,984
6/30/00               $31,695              $29,441                   $36,002
9/30/00               $30,648              $28,424                   $35,653
12/31/00              $27,748              $25,691                   $32,863
3/31/01               $23,253              $21,502                   $28,967
6/30/01               $24,222              $22,370                   $30,663
9/30/01               $19,833              $18,308                   $26,162
12/31/01              $21,825              $20,110                   $28,958
3/31/02               $20,979              $19,324                   $29,038
6/30/02               $17,823              $16,392                   $25,147
9/30/02               $14,985              $13,772                   $20,803
12/31/02              $16,137              $14,800                   $22,558
3/31/03               $15,637              $14,337                   $21,848
6/30/03               $17,902              $16,386                   $25,211
9/30/03               $18,401              $16,815                   $25,878


                            FOR PERIOD ENDING SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN

                                       1 Year*    3 Year    5 Year    10 Year   From Inception
                                       -------    ------    ------    -------   --------------
  Institutional Class                  22.80%    (15.64)%   (3.79)%    6.32%         6.26%
  Service Class                        22.39%    (15.92)%   (4.09)%    6.00%         5.95%
  Investor A Class (Load Adjusted)     16.55%    (17.33)%   (5.12)%    5.36%         5.31%
  Investor A Class (NAV)               22.09%    (16.05)%   (4.24)%    5.85%         5.79%
  Investor B Class (Load Adjusted)     16.84%    (17.47)%   (5.24)%    5.26%         5.21%
  Investor B Class (NAV)               21.34%    (16.65)%   (4.96)%    5.26%         5.21%
  Investor C Class (Load Adjusted)     20.22%    (16.66)%   (4.97)%    5.25%         5.20%
  Investor C Class (NAV)               21.22%    (16.66)%   (4.97)%    5.25%         5.20%
----------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/13/93; SERVICE SHARES, 9/15/93; INVESTOR A SHARES, 10/13/93; INVESTOR B SHARES, 3/27/96; AND INVESTOR C SHARES, 9/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                             INDEX EQUITY PORTFOLIO

ADVISOR TO THE INDEX MASTER PORTFOLIO
     DIMENSIONAL FUND ADVISORS INC.

TOTAL NET ASSETS (9/30/03): $1.5 BILLION

PERFORMANCE BENCHMARK
     S&P 500(R) INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING ALL OF ITS ASSETS INDIRECTLY, THROUGH THE U.S. LARGE COMPANY SERIES (THE INDEX MASTER PORTFOLIO) OF THE DFA INVESTMENT TRUST COMPANY, IN THE STOCKS OF THE S&P 500(R) INDEX USING A PASSIVE INVESTMENT STYLE THAT SEEKS TO APPROXIMATE THE RETURNS OF THE S&P 500(R) INDEX. THE INDEX MASTER PORTFOLIO, UNDER NORMAL MARKET CONDITIONS, INVESTS AT LEAST 95% OF ITS TOTAL ASSETS IN SUBSTANTIALLY ALL THE STOCKS OF THE S&P 500(R) INDEX IN APPROXIMATELY THE SAME PROPORTION AS THEY ARE REPRESENTED IN THE INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     o THE PORTFOLIO, THROUGH THE INVESTMENT OF ALL OF ITS ASSETS IN THE U.S. LARGE COMPANY SERIES OF THE DFA INVESTMENT TRUST COMPANY, HOLDS ESSENTIALLY ALL OF THE STOCKS CONTAINED IN THE S&P 500(R) INDEX IN APPROXIMATELY THE SAME PROPORTION AS THE INDEX. ACCORDINGLY, THE PORTFOLIO POSTED A TOTAL RETURN SIMILAR TO THAT OF THE S&P 500(R) INDEX FOR THE FISCAL YEAR.


    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY
          PORTFOLIO AND THE S&P 500(R) INDEX FROM INCEPTION AND AT EACH
                                FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS         S&P 500(R) INDEX
4/20/92               $10,000               $9,699                   $10,000
6/30/92                $9,871               $9,574                   $10,015
9/30/92               $10,162               $9,857                   $10,330
12/31/92              $10,659              $10,338                   $10,850
3/31/93               $11,118              $10,783                   $11,324
6/30/93               $11,139              $10,804                   $11,379
9/30/93               $11,422              $11,071                   $11,673
12/31/93              $11,676              $11,306                   $11,944
3/31/94               $11,197              $10,823                   $11,491
6/30/94               $11,254              $10,878                   $11,540
9/30/94               $11,773              $11,366                   $12,104
12/31/94              $11,772              $11,357                   $12,102
3/31/95               $12,901              $12,415                   $13,280
6/30/95               $14,135              $13,613                   $14,548
9/30/95               $15,222              $14,637                   $15,704
12/31/95              $16,130              $15,505                   $16,650
3/31/96               $16,960              $16,276                   $17,543
6/30/96               $17,704              $16,974                   $18,331
9/30/96               $18,239              $17,463                   $18,897
12/31/96              $19,739              $18,892                   $20,473
3/31/97               $20,252              $19,360                   $21,022
6/30/97               $23,759              $22,690                   $24,692
9/30/97               $25,532              $24,359                   $26,541
12/31/97              $26,236              $24,988                   $27,303
3/31/98               $29,883              $28,422                   $31,112
6/30/98               $30,851              $29,338                   $32,139
9/30/98               $27,807              $26,399                   $28,942
12/31/98              $33,728              $31,990                   $35,105
3/31/99               $35,348              $33,492                   $36,855
6/30/99               $37,774              $35,737                   $39,452
9/30/99               $35,416              $33,457                   $36,989
12/31/99              $40,682              $38,388                   $42,493
3/31/00               $41,605              $39,194                   $43,468
6/30/00               $40,399              $37,997                   $42,313
9/30/00               $40,055              $37,615                   $41,903
12/31/00              $36,922              $34,632                   $38,624
3/31/01               $32,537              $30,454                   $34,045
6/30/01               $34,405              $32,158                   $36,038
9/30/01               $29,331              $27,387                   $30,748
12/31/01              $32,445              $30,240                   $34,034
3/31/02               $32,511              $30,254                   $34,128
6/30/02               $28,149              $26,154                   $29,555
9/30/02               $23,273              $21,602                   $24,449
12/31/02              $25,234              $23,377                   $26,512
3/31/03               $24,427              $22,599                   $25,678
6/30/03               $28,171              $26,023                   $29,630
9/30/03               $28,903              $26,659                   $30,414

                                 FOR PERIOD ENDING SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN

                                         1 Year*    3 Year    5 Year    10 Year   From Inception
                                         -------    ------    ------    -------   --------------
  Institutional Class                    24.20%    (10.31)%    0.78%     9.73%         9.72%
  Service Class                          23.68%    (10.70)%    0.37%     9.35%         9.38%
  Investor A Class (Load Adjusted)       19.73%    (11.74)%   (0.41)%    8.85%         8.94%
  Investor A Class (NAV)                 23.41%    (10.84)%    0.20%     9.18%         9.23%
  Investor B Class (Load Adjusted)       18.09%    (12.54)%   (0.94)%    8.58%         8.71%
  Investor B Class (NAV)                 22.59%    (11.50)%   (0.55)%    8.58%         8.71%
  Investor C Class (Load Adjusted)       21.52%    (11.52)%   (0.56)%    8.57%         8.70%
  Investor C Class (NAV)                 22.52%    (11.52)%   (0.56)%    8.57%         8.70%
------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 2/7/96; AND INVESTOR C SHARES, 8/14/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                               BALANCED PORTFOLIO

TOTAL NET ASSETS (9/30/03): $145.1 MILLION
PERFORMANCE BENCHMARK
     Equity Portion: S&P 500(R) INDEX

     Fixed Income Portion: LEHMAN BROTHERS U.S. AGGREGATE INDEX

INVESTMENT APPROACH
     SEEKS LONG-TERM CAPITAL APPRECIATION AND CURRENT INCOME FROM FIXED INCOME SECURITIES AS A SECONDARY OBJECTIVE BY INVESTING IN A BLEND OF EQUITY AND FIXED INCOME SECURITIES. THE PORTFOLIO MANAGEMENT TEAM FOR THE EQUITY PORTION USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 800 COMPANIES, INCLUDING THOSE IN THE S&P 500(R) INDEX AND ABOUT 300 OTHER LARGE AND MEDIUM CAPITALIZATION COMPANIES. THE PORTFOLIO NORMALLY WILL MAINTAIN AT MINIMUM A 25% ALLOCATION TO FIXED INCOME SECURITIES. THE FIXED INCOME PORTION OF THE FUND CONSISTS OF A BROAD RANGE OF U.S. INVESTMENT-GRADE BONDS, INCLUDING U.S. GOVERNMENT BONDS, MORTGAGE-BACKED, ASSET-BACKED, AND CORPORATE DEBT SECURITIES.

RECENT PORTFOLIO MANAGEMENT ACTIVITY
     Equity
     o THE FIRST QUARTER OF THE FISCAL YEAR GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS. DURING THE QUARTER, THE PORTFOLIO'S UNDERPERFORMANCE VERSUS THE BENCHMARK WAS MOSTLY ATTRIBUTABLE TO STOCK SELECTION. WITHIN THE BROAD MARKET, STOCKS POSSESSING POOR FUNDAMENTAL PROSPECTS EXPERIENCED A LARGE REBOUND DURING THE QUARTER. DUE TO THEIR UNCERTAIN FUTURES, THE PORTFOLIO AVOIDED THESE ISSUES.
     o THE S&P 500(R) FELL DURING THE SECOND QUARTER OF THE FISCAL YEAR. AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM WHO WOULD BE RESPONSIBLE FOR MANAGING THE EQUITY PORTION OF THE PORTFOLIO. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH 2002. THE QUANTITATIVE MODEL WAS MODESTLY PREDICTIVE THROUGHOUT MARCH, DRIVEN PARTICULARLY BY EARNINGS EXPECTATION FACTORS LIKE ESTIMATE MOMENTUM AND EARNINGS REVISIONS. VALUATION FACTORS WERE LESS PREDICTIVE.
     o EQUITIES RALLIED DURING THE THIRD QUARTER OF THE FISCAL YEAR ON THE BACK OF IMPROVED ECONOMIC DATA AND THE CONCLUSION OF MAJOR COMBAT OPERATIONS IN IRAQ. AS INVESTORS' RISK APPETITE INCREASED, THE MARKETS CHASED SMALLER, HIGH-RISK NAMES THAT HAD DECLINED OVER THE COURSE OF THE BEAR MARKET. FOR THE QUARTER, THE QUANTITATIVE MODEL WAS NOT HELPFUL IN DISCRIMINATING OUTPERFORMING STOCKS FROM UNDERPERFORMING STOCKS; THE EARNINGS EXPECTATION FACTORS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE, WHILE THE VALUATION FACTORS STRENGTHENED. THE MODEL'S PREDICTIVE POWER IMPROVED OVER THE FINAL THREE MONTHS OF THE FISCAL YEAR, CULMINATING IN A VERY PREDICTIVE MONTH OF SEPTEMBER. THE EARNINGS EXPECTATION FACTORS' POWER CONTINUED TO STRUGGLE THROUGHOUT MOST OF THE QUARTER. THIS HALF OF THE MODEL WAS SIGNIFICANTLY NON-PREDICTIVE IN JULY AND AUGUST. ON A POSITIVE NOTE, THESE FACTORS WERE QUITE STRONG IN SEPTEMBER, HELPING TO DRIVE THE PORTFOLIO'S OUTPERFORMANCE FOR THE MONTH. IN PARTICULAR, THE ESTIMATE REVISION FACTORS TURNED POSITIVE IN SEPTEMBER. THE MODEL'S VALUATION FACTORS ALSO IMPROVED THROUGHOUT THE QUARTER, WITH THE FORECAST EARNINGS-TO-PRICE AND CASH FLOW-TO-PRICE FACTORS BEING THE MOST POWERFUL.

     Fixed Income
     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. TREASURIES WITNESSED CONSIDERABLE VOLATILITY, WHILE THE PORTFOLIO'S MORTGAGE POSITIONING WAS A SOLID CONTRIBUTOR TO PERFORMANCE AS SECURITY SELECTION AND DURATION POSITIONING AIDED RETURNS. INTEREST RATES WERE AGAIN QUITE VOLATILE OVER THE SECOND HALF OF THE FISCAL YEAR. IN THE THIRD QUARTER OF THE FISCAL YEAR, THE PORTFOLIO'S UNDERWEIGHT POSITIONS IN AGENCY AND CORPORATE SECTORS DETRACTED FROM PERFORMANCE. AFTER THE YIELD DIFFERENCE BETWEEN TREASURY AND NON-TREASURY SECTORS WIDENED DRAMATICALLY IN JULY, THE PORTFOLIO INCREASED ITS ALLOCATION TO THE AGENCY SECTOR. THIS POSITIVELY CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE FOR THE FOURTH QUARTER OF THE FISCAL YEAR AS SPREADS TIGHTENED IN AUGUST AND SEPTEMBER. THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED PORTFOLIO
   AND THE 65% S&P 500(R) INDEX /35% LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM
                     INCEPTION AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         65% S&P 500(R) INDEX,
                                                       35% LEHMAN BROTHERS U.S.
             INSTITUTIONAL CLASS   INVESTOR A CLASS        AGGREGATE INDEX
5/14/90             $10,000             $9,551                 $10,000
6/30/90             $10,240             $9,780                 $10,213
9/30/90              $9,236             $8,821                  $9,315
12/31/90             $9,998             $9,549                 $10,024
3/31/91             $10,826            $10,340                 $11,060
6/30/91             $10,795            $10,310                 $11,111
9/30/91             $11,457            $10,942                 $11,721
12/31/91            $12,240            $11,690                 $12,578
3/31/92             $12,161            $11,615                 $12,316
6/30/92             $12,468            $11,908                 $12,644
9/30/92             $13,195            $12,603                 $13,095
12/31/92            $13,688            $13,074                 $13,534
3/31/93             $14,159            $13,524                 $14,115
6/30/93             $14,480            $13,830                 $14,293
9/30/93             $14,892            $14,216                 $14,664
12/31/93            $15,309            $14,600                 $14,888
3/31/94             $14,821            $14,110                 $14,372
6/30/94             $14,649            $13,943                 $14,361
9/30/94             $14,877            $14,145                 $14,849
12/31/94            $14,828            $14,084                 $14,870
3/31/95             $15,803            $14,998                 $16,071
6/30/95             $16,989            $16,108                 $17,410
9/30/95             $17,899            $16,953                 $18,428
12/31/95            $18,934            $17,916                 $19,425
3/31/96             $19,416            $18,354                 $19,974
6/30/96             $20,000            $18,887                 $20,596
9/30/96             $20,482            $19,323                 $21,153
12/31/96            $21,869            $20,612                 $22,523
3/31/97             $22,140            $20,847                 $22,880
6/30/97             $24,999            $23,517                 $25,742
9/30/97             $26,304            $24,721                 $27,310
12/31/97            $27,078            $25,422                 $28,115
3/31/98             $29,563            $27,715                 $30,794
6/30/98             $30,589            $28,643                 $31,713
9/30/98             $29,150            $27,239                 $30,167
12/31/98            $33,031            $30,858                 $34,290
3/31/99             $33,967            $31,689                 $35,337
6/30/99             $35,011            $32,618                 $36,843
9/30/99             $33,466            $31,160                 $35,425
12/31/99            $36,670            $34,117                 $38,784
3/31/00             $37,505            $34,843                 $39,705
6/30/00             $36,635            $33,993                 $39,258
9/30/00             $36,177            $33,543                 $39,447
12/31/00            $34,429            $31,863                 $37,999
3/31/01             $31,032            $28,694                 $35,440
6/30/01             $31,949            $29,509                 $36,877
9/30/01             $28,605            $26,398                 $33,852
12/31/01            $30,483            $28,098                 $36,200
3/31/02             $29,525            $27,182                 $36,294
6/30/02             $27,318            $25,115                 $33,529
9/30/02             $24,728            $22,699                 $30,199
12/31/02            $26,159            $23,985                 $32,071
3/31/03             $25,760            $23,610                 $31,569
6/30/03             $28,588            $26,155                 $34,975
9/30/03             $29,140            $26,629                 $35,572

                                   FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN

                                                1 Year*    3 Year     5 Year   10 Year   From Inception
                                                -------    ------     ------   -------   --------------
  Institutional Class                           17.84%     (6.96)%   (0.01)%    6.94%         8.32%
  Service Class                                 17.50%     (7.23)%   (0.30)%    6.63%         8.08%
  Investor A Class (Load Adjusted)              12.07%     (8.82)%   (1.36)%    5.98%         7.59%
  Investor A Class (NAV)                        17.31%     (7.40)%   (0.45)%    6.48%         7.96%
  Investor B Class (Load Adjusted)              12.01%     (8.96)%   (1.50)%    5.77%         7.42%
  Investor B Class (NAV)                        16.51%     (8.08)%   (1.21)%    5.77%         7.42%
  Investor C Class (Load Adjusted)              15.51%     (8.08)%   (1.21)%    5.77%         7.43%
  Investor C Class (NAV)                        16.51%     (8.08)%   (1.21)%    5.77%         7.43%
-------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 5/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 12/20/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                 BLACKROCK FUNDS

                         NOTE ON PERFORMANCE INFORMATION

      The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

      Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios -- 4.50%; Small Cap Core Equity, U.S. Opportunities, Global Science & Technology Opportunities, European Equity, International Equity, International Opportunities and Asia Pacific Equity Portfolios -- 5.00%; Index Equity Portfolio -- 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

      The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors Inc. and the Portfolio's service providers are under no obligation to waive or continue waiving their fees after February 1, 2004. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

* The 1-year average annual total return may not equal the total return for financial reporting purposes as stated in the financial highlights due to financial reporting adjustments recorded in fiscal year 2003.

--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE BLACKROCK EQUITY PORTFOLIOS (UNAUDITED)

      During the fiscal year ended September 30, 2003, the following Portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:
                                                  SHORT-TERM       LONG-TERM
                                                 CAPITAL GAIN    CAPITAL GAIN
                                                   PER SHARE       PER SHARE
                                                 ------------    ------------
      Mid-Cap Value Equity Portfolio ..........     $   --          $0.7669
      Small Cap Value Equity Portfolio ........         --           1.9600

      Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which reflects the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, has been made in conjunction with Form 1099-DIV and will be mailed in January 2004.

FOR CORPORATE SHAREHOLDERS ONLY:
      The percentage of dividends from net investment income declared in the fiscal year ended September 30, 2003 which qualify for the corporate dividends received deduction is as follows:

      Large Cap Value Equity Portfolio ...................   100.0%
      Select Equity Portfolio ............................   100.0
      Balanced Portfolio .................................    54.7

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE EUROPEAN EQUITY PORTFOLIO.
      During the fiscal year ended September 30, 2003, the European Equity Portfolio distributed $49,984 of foreign source income on which the Portfolio paid foreign taxes of $20,622. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

QUALIFIED DIVIDEND INCOME:
      For taxable non-corporate shareholders, the distributed income and short-term capital gains representing qualified dividend income subject to the 15% rate category as of September 30, 2003 are as follows:

                                                            QUALIFIED DIVIDENDS
                                                            -------------------
      BlackRock Large Cap Value Equity Portfolio ........          100%
      BlackRock Balanced Portfolio ......................           35

      The qualified dividends percentages listed above are applicable only to the Portfolios' dividend distributions that were paid after December 31, 2002.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                        LARGE CAP VALUE EQUITY PORTFOLIO

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS -- 99.6%
AEROSPACE -- 2.5%
  Lockheed Martin Corp.                                  49,600    $  2,289,040
  Northrop Grumman Corp.                                 25,200       2,172,744
  United Technologies Corp.                              37,500       2,898,000
                                                                   ------------
                                                                      7,359,784
                                                                   ------------
AIR TRANSPORTATION -- 0.4%
  Continental Airlines, Inc. - Class B(b)                70,400       1,167,232
                                                                   ------------
BANKS -- 14.1%
  Bank of America Corp.                                 130,700      10,199,828
  Charter One Financial, Inc.                            54,600       1,670,760
  First Tennessee National Corp.                         59,400       2,522,124
  J.P. Morgan Chase & Co., Inc.                         221,900       7,617,827
  Marshall & Ilsley Corp.                                58,600       1,847,072
  Sky Financial Group, Inc.                              65,800       1,481,158
  U.S. Bancorp                                          205,400       4,927,546
  Wachovia Corp.                                        147,900       6,092,001
  Wells Fargo & Co.                                     118,600       6,107,900
                                                                   ------------
                                                                     42,466,216
                                                                   ------------
BEVERAGES & BOTTLING -- 0.5%
  Constellation Brands, Inc. -
    Class A(b)(c)                                        44,500       1,356,805
                                                                   ------------
BROADCASTING -- 2.2%
  Comcast Corp. - Class A(b)                             75,100       2,319,088
  Cox Communications, Inc. -
    Class A(b)(c)                                        53,700       1,697,994
  Fox Entertainment Group, Inc. -
    Class A(b)                                           90,000       2,519,100
                                                                   ------------
                                                                      6,536,182
                                                                   ------------
BUSINESS SERVICES -- 1.2%
  Cendant Corp.(b)(c)                                   187,100       3,496,899
                                                                   ------------
CHEMICALS -- 1.8%
  Cytec Industries, Inc.(b)                              40,100       1,463,650
  Engelhard Corp.                                        63,400       1,754,278
  The Lubrizol Corp.                                     67,600       2,193,620
                                                                   ------------
                                                                      5,411,548
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 3.8%
  International Business Machines Corp.                  83,900       7,410,887
  Lexmark International, Inc.(b)                         35,900       2,262,059
  Pitney Bowes, Inc.                                     46,690       1,789,161
                                                                   ------------
                                                                     11,462,107
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 0.5%
  Unisys Corp.(b)                                       111,000       1,501,830
                                                                   ------------
CONSTRUCTION -- 0.9%
  Centex Corp.                                           34,300       2,671,284
                                                                   ------------
CONTAINERS -- 0.7%
  Ball Corp.(c)                                          40,500       2,187,000
                                                                   ------------
ELECTRONICS -- 1.4%
  Arrow Electronics, Inc.(b)                             58,200       1,070,298
  Jabil Circuit, Inc.(b)                                 66,300       1,727,115
  L-3 Communications Holdings, Inc.(b)(c)                33,100       1,431,575
                                                                   ------------
                                                                      4,228,988
                                                                   ------------


                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------   ------------
ENERGY & UTILITIES -- 6.5%
  Constellation Energy Group, Inc.                       77,000    $  2,755,060
  Dominion Resources, Inc.(c)                            37,600       2,327,440
  Entergy Corp.                                          51,400       2,783,310
  Exelon Corp.                                           49,110       3,118,485
  NiSource, Inc.                                         72,600       1,450,548
  PPL Corp.                                              52,300       2,141,685
  Public Service Enterprise Group,
    Inc.(c)                                              64,600       2,713,200
  TXU Corp.(c)                                           90,900       2,141,604
                                                                   ------------
                                                                     19,431,332
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.8%
  AOL Time Warner, Inc.(b)(c)                           287,500       4,344,125
  Park Place Entertainment Corp.(b)                     178,800       1,610,988
  The Walt Disney Co.                                   118,800       2,396,196
                                                                   ------------
                                                                      8,351,309
                                                                   ------------
FINANCE -- 12.1%
  Capital One Financial Corp.(c)                         30,700       1,751,128
  Citigroup, Inc.                                       328,500      14,950,035
  Countrywide Financial Corp.                            21,300       1,667,364
  Freddie Mac                                            42,600       2,230,110
  Lehman Brothers Holdings, Inc.                         24,200       1,671,736
  MBNA Corp.                                             72,200       1,646,160
  Merrill Lynch & Co., Inc.                              96,340       5,157,080
  The Goldman Sachs Group, Inc.(c)                       29,500       2,475,050
  Washington Mutual, Inc.                               120,600       4,748,022
                                                                   ------------
                                                                     36,296,685
                                                                   ------------
FOOD & AGRICULTURE -- 1.5%
  H.J. Heinz Co.                                         44,600       1,528,888
  Kellogg Co.                                            51,500       1,717,525
  The J. M. Smucker Co.(c)                               29,200       1,231,072
                                                                   ------------
                                                                      4,477,485
                                                                   ------------
INSURANCE -- 6.4%
  ACE Ltd.                                               43,200       1,429,056
  American International Group, Inc.                     69,200       3,992,840
  Fidelity National Financial, Inc.(c)                   54,875       1,649,543
  John Hancock Financial Services, Inc.                  51,400       1,737,320
  Old Republic International Corp.                       53,900       1,783,551
  Principal Financial Group, Inc.                        44,900       1,391,451
  Prudential Financial, Inc.                             79,500       2,970,120
  The Allstate Corp.                                     64,800       2,367,144
  W.R. Berkley Corp.                                     58,050       1,988,793
                                                                   ------------
                                                                     19,309,818
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.4%
  Deere & Co.                                            43,500       2,318,985
  Ingersoll-Rand Co. - Class A                           36,700       1,961,248
                                                                   ------------
                                                                      4,280,233
                                                                   ------------
MANUFACTURING -- 3.8%
  Cooper Industries, Inc.                                36,800       1,767,504
  Energizer Holdings, Inc.(b)                            63,700       2,342,249
  Fortune Brands, Inc.                                   35,200       1,997,600
  Pentair, Inc.                                          40,500       1,614,735
  The Black & Decker Corp.(c)                            28,800       1,167,840
  The Sherwin-Williams Co.                               87,900       2,585,139
                                                                   ------------
                                                                     11,475,067
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONTINUED)

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS (CONTINUED)
MEDICAL & MEDICAL SERVICES -- 1.0%
  Coventry Health Care, Inc.(b)                          55,200    $  2,911,248
                                                                   ------------
METALS & MINING -- 0.7%
  Alcoa, Inc.                                            75,500       1,975,080
                                                                   ------------
MOTOR VEHICLES -- 1.7%
  American Axle & Manaufacturing
    Holdings, Inc.(b)                                    65,100       1,925,658
  General Motors Corp.(c)                                76,500       3,131,145
                                                                   ------------
                                                                      5,056,803
                                                                   ------------
OIL & GAS -- 10.1%
  Chesapeake Energy Corp.(c)                            138,100       1,488,718
  ChevronTexaco Corp.                                    43,800       3,129,510
  ConocoPhillips                                         82,900       4,538,775
  Devon Energy Corp.(c)                                  33,900       1,633,641
  Exxon Mobil Corp.                                     439,800      16,096,680
  Marathon Oil Corp.                                     56,300       1,604,550
  Occidental Petroleum Corp.                             50,400       1,775,592
                                                                   ------------
                                                                     30,267,466
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.8%
  Louisiana-Pacific Corp.(b)                            177,500       2,445,950
                                                                   ------------
PHARMACEUTICALS -- 3.2%
  Merck & Co., Inc.                                     102,600       5,193,612
  Watson Pharmaceuticals, Inc.(b)                        45,600       1,901,064
  Wyeth                                                  51,100       2,355,710
                                                                   ------------
                                                                      9,450,386
                                                                   ------------
PUBLISHING & PRINTING -- 1.0%
  Belo Corp.                                             65,200       1,581,100
  The McGraw-Hill Cos., Inc.                             22,100       1,373,073
                                                                   ------------
                                                                      2,954,173
                                                                   ------------
RAILROAD & SHIPPING -- 0.9%
  Burlington Northern Santa Fe Corp.                     92,800       2,679,136
                                                                   ------------
REAL ESTATE -- 2.6%
  General Growth Properties, Inc.                        37,000       2,652,900
  Simon Property Group, Inc.                             73,500       3,203,130
  The Rouse Co.                                          50,000       2,085,000
                                                                   ------------
                                                                      7,941,030
                                                                   ------------
RESTAURANTS -- 0.8%
  McDonald's Corp.                                      107,800       2,537,612
                                                                   ------------
RETAIL MERCHANDISING -- 2.8%
  Albertson's, Inc.                                     101,700       2,091,969
  AutoNation, Inc.(b)(c)                                130,700       2,292,478
  Federated Department Stores, Inc.                      56,300       2,358,970
  Nordstrom, Inc.                                        68,000       1,687,080
                                                                   ------------
                                                                      8,430,497
                                                                   ------------
SOAPS & COSMETICS -- 1.1%
  The Procter & Gamble Co.                               34,800       3,230,136
                                                                   ------------
TELECOMMUNICATIONS -- 6.8%
  Advanced Fibre Communications, Inc.(b)                 74,200       1,555,974
  AT&T Corp.                                             84,600       1,823,130
  AT&T Wireless Services, Inc.(b)(d)                    236,880       1,937,678
  BellSouth Corp.(d)                                    168,600       3,992,448


                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------   ------------
TELECOMMUNICATIONS (CONTINUED)
  CenturyTel, Inc.                                       44,300    $  1,501,327
  Liberty Media Corp.(b)                                135,100       1,346,947
  SBC Communications, Inc.                              123,700       2,752,325
  Verizon Communications, Inc.                          174,000       5,644,560
                                                                   ------------
                                                                     20,554,389
                                                                   ------------
TOBACCO -- 1.6%
  Altria Group, Inc.                                    111,900       4,901,220
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $247,495,680)                                               298,802,930
                                                                   ------------


                                                       PAR/SHARES
                                           MATURITY      (000)
                                           --------    ----------
SHORT TERM INVESTMENTS -- 7.3%
  American Express Centurion AXP,
    Floating Rate Notes
    1.11%(e)                               12/12/03     $ 1,398       1,398,055
    1.10%(e)                               01/27/04       1,229       1,229,191
  Crown Point Capital Co., Commercial
    Paper
    1.07%(e)                               10/24/03          23          22,691
  Depfa Bank PLC, Commercial Paper
    1.08%(e)                               12/22/03       1,429       1,428,918
  Lexington Parker Capital Co.,
    Commercial Paper
    1.08%(e)                               10/06/03         994         993,904
    1.08%(e)                               10/10/03         195         195,178
  Merrill Lynch Master Note, Time
    Deposit
    1.32%(e)                               10/30/03       2,414       2,414,189
  Monumental Global Funding, Asset
    Backed Security
    1.11%(e)                               05/28/04         152         151,518
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.14%(e)                               10/22/03       1,227       1,227,418
    1.27%(e)                               11/07/03       4,070       4,069,533
    1.27%(e)                               01/16/04         625         625,085
  National City Bank of Indiana, Floating
    Rate Notes
    1.08%(e)                               11/10/03       1,075       1,075,402
  Royal Bank of Canada, Time Deposit
    1.16%(e)                               10/01/03         218         218,151
  Southtrust Bank, Time Deposit
    1.13%(e)                               10/01/03          13          12,886
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(e)                               03/08/04       1,448       1,448,128
  Westdeutsche Landsbank International,
    Certificate of Deposit
    1.07%(e)                               09/23/04       2,721       2,720,642
  Institutional Money Market Trust(e)                     2,726       2,725,664
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $21,956,553)                                                 21,956,553
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $269,452,233(a))                                 106.9%     320,759,483


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONCLUDED)


AS OF SEPTEMBER 30, 2003                                              VALUE
                                                                   ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including $21,956,553
  of payable upon return of securities
  loaned)                                                 (6.9%)   $(20,568,762)
                                                         ------    ------------
NET ASSETS (Applicable to 14,073,013
  Institutional shares, 5,754,263 Service
  shares, 5,914,050 Investor A shares,
  1,666,153 Investor B shares and
  485,297 Investor C shares outstanding)                 100.0%    $300,190,721
                                                         ======    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($151,602,340 / 14,073,013)                                            $10.77
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($62,079,564 / 5,754,263)                                              $10.79
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($63,733,152 / 5,914,050)                                              $10.78
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.78 / 0.955)                                                       $11.29
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($17,634,333 / 1,666,153)                                              $10.58
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($5,141,332 / 485,297)                                                 $10.59
                                                                         ======
-----------
(a) Cost for Federal income tax purposes is $272,872,350. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $53,250,597
      Gross unrealized depreciation                                  (5,363,464)
                                                                    -----------
                                                                    $47,887,133
                                                                    ===========

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities, or a portion thereof, pledged as collateral with a value of $1,999,246 on 14 long S&P 500 futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $3,479,350, with an unrealized loss of $100,934.
(e) Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                        LARGE CAP GROWTH EQUITY PORTFOLIO

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS -- 98.7%
AEROSPACE -- 0.7%
  Lockheed Martin Corp.                                  18,700    $    863,005
                                                                   ------------
AIR TRANSPORTATION -- 0.5%
  JetBlue Airways Corp.(b)                                9,300         568,881
                                                                   ------------
BANKS -- 0.6%
  SouthTrust Corp.                                       25,400         746,506
                                                                   ------------
BEVERAGES & BOTTLING -- 3.0%
  Coca-Cola Enterprises, Inc.                            33,800         644,228
  Constellation Brands, Inc. -
    Class A(b)(c)                                        31,400         957,386
  PepsiCo, Inc.                                          47,000       2,154,010
                                                                   ------------
                                                                      3,755,624
                                                                   ------------
BROADCASTING -- 2.1%
  Clear Channel Communications, Inc.                     14,800         566,840
  Comcast Corp. - Class A(b)                             20,000         617,600
  Cox Communications, Inc. -
    Class A(b)(c)                                        25,800         815,796
  Fox Entertainment Group, Inc. -
    Class A(b)                                           21,900         612,981
                                                                   ------------
                                                                      2,613,217
                                                                   ------------
BUSINESS SERVICES -- 1.3%
  Alliance Data Systems Corp.(b)                         32,100         847,440
  Cendant Corp.(b)                                       41,300         771,897
                                                                   ------------
                                                                      1,619,337
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 6.5%
  Cisco Systems, Inc.(b)                                160,700       3,140,078
  Dell, Inc.(b)                                          57,500       1,919,925
  International Business Machines Corp.                  27,300       2,411,409
  Maxtor Corp.(b)(c)                                     56,600         688,822
                                                                   ------------
                                                                      8,160,234
                                                                   ------------
COMPUTER SOFTWARE & SERVICES-- 12.8%
  Affiliated Computer Services, Inc. -
    Class A(b)(c)                                        15,500         754,695
  Computer Sciences Corp.(b)                             26,500         995,605
  eBay, Inc.(b)                                          18,600         991,380
  Electronic Arts, Inc.(b)(c)                            12,200       1,125,206
  EMC Corp.(b)                                           79,500       1,004,085
  First Data Corp.(c)                                    17,100         683,316
  GTECH Holdings Corp.                                   27,500       1,178,375
  Microsoft Corp.                                       259,500       7,211,505
  Oracle Corp.(b)                                        50,100         562,122
  Symantec Corp.(b)(c)                                   15,500         976,810
  VeriSign, Inc.(b)                                      33,600         452,592
                                                                   ------------
                                                                     15,935,691
                                                                   ------------
CONSTRUCTION -- 0.6%
  Lennar Corp.                                            9,800         762,342
                                                                   ------------
CONTAINERS -- 0.5%
  Ball Corp.(c)                                          10,900         588,600
                                                                   ------------
ELECTRONICS -- 13.0%
  Broadcom Corp. - Class A(b)(c)                         39,800       1,059,476
  General Electric Co.(d)                               255,400       7,613,474
  Intel Corp.                                           210,600       5,793,606
  Jabil Circuit, Inc.(b)                                 29,700         773,685
  L-3 Communications Holdings,
    Inc.(b)(c)                                           24,400       1,055,300
                                                                   ------------
                                                                     16,295,541
                                                                   ------------


                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------   ------------
ENTERTAINMENT & LEISURE -- 0.4%
  AOL Time Warner, Inc.(b)(c)                            31,700    $    478,987
                                                                   ------------
FINANCE -- 5.1%
  American Express Co.                                   19,300         869,658
  Capital One Financial Corp.(c)                         13,100         747,224
  Citigroup, Inc.                                        21,700         987,567
  Doral Financial Corp.                                  11,650         547,550
  Freddie Mac                                            25,000       1,308,750
  Legg Mason, Inc.(c)                                    13,100         945,820
  MBNA Corp.                                             40,800         930,240
                                                                   ------------
                                                                      6,336,809
                                                                   ------------
FOOD & AGRICULTURE -- 1.6%
  H.J. Heinz Co.                                         19,800         678,744
  Hershey Foods Corp.                                     8,700         632,316
  Kellogg Co.                                            21,300         710,355
                                                                   ------------
                                                                      2,021,415
                                                                   ------------
INSURANCE -- 2.4%
  American International Group, Inc.                     29,700       1,713,690
  The Progressive Corp.                                  10,600         732,566
  W.R. Berkley Corp.                                     17,900         613,254
                                                                   ------------
                                                                      3,059,510
                                                                   ------------
MANUFACTURING -- 4.9%
  3M Co.(c)                                              26,800       1,851,076
  Corning, Inc.(b)(c)                                    95,900         903,378
  Energizer Holdings, Inc.(b)                            21,300         783,201
  NIKE, Inc. - Class B                                   19,900       1,210,318
  The Black & Decker Corp.(c)                            14,900         604,195
  The Dial Corp.                                         35,600         766,824
                                                                   ------------
                                                                      6,118,992
                                                                   ------------
MEASURING & CONTROLLING DEVICES -- 0.4%
  Danaher Corp.                                           7,000         517,020
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 5.7%
  Amgen, Inc.(b)(c)                                      39,136       2,527,011
  Anthem, Inc.(b)                                         9,741         694,826
  Henry Schein, Inc.(b)                                  18,700       1,060,290
  McKesson Corp.(c)                                      20,900         695,761
  Mid Atlantic Medical Services, Inc.(b)                 18,200         936,026
  UnitedHealth Group, Inc.(c)                            12,700         639,064
  WellPoint Health Networks, Inc.(b)                      6,600         508,728
                                                                   ------------
                                                                      7,061,706
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 5.6%
  Beckman Coulter, Inc.(c)                               22,500       1,024,650
  Becton, Dickinson & Co.                                15,800         570,696
  Boston Scientific Corp.(b)                             16,700       1,065,460
  Guidant Corp.                                          27,900       1,307,115
  Johnson & Johnson                                      60,100       2,976,152
                                                                   ------------
                                                                      6,944,073
                                                                   ------------
METALS & MINING -- 0.5%
  Freeport-McMoRan Copper & Gold,
    Inc. - Class B(c)                                    20,300         671,930
                                                                   ------------
OIL & GAS -- 1.1%
  Halliburton Co.                                        30,700         744,475
  Pogo Producing Co.(c)                                  15,100         683,728
                                                                   ------------
                                                                      1,428,203
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  LARGE CAP GROWTH EQUITY PORTFOLIO (CONTINUED)

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS -- 12.6%
  Abbott Laboratories                                    14,700    $    625,485
  Bristol-Myers Squibb Co.                               58,600       1,503,676
  Genentech, Inc.(b)(c)                                   6,900         552,966
  Gilead Sciences, Inc.(b)(c)                            16,300         911,659
  Merck & Co., Inc.                                      49,300       2,495,566
  Pfizer, Inc.                                          223,560       6,791,753
  Watson Pharmaceuticals, Inc.(b)                        22,200         925,518
  Wyeth                                                  43,000       1,982,300
                                                                   ------------
                                                                     15,788,923
                                                                   ------------
PUBLISHING & PRINTING -- 0.6%
  The McGraw-Hill Cos., Inc.                             11,500         714,495
                                                                   ------------
RESTAURANTS -- 0.8%
  Yum! Brands, Inc.(b)                                   32,200         953,764
                                                                   ------------
RETAIL MERCHANDISING -- 9.7%
  AutoZone, Inc.(b)(c)                                   15,200       1,360,856
  Barnes & Noble, Inc.(b)(c)                             51,700       1,313,697
  Best Buy Co., Inc.(b)                                  31,500       1,496,880
  Foot Locker, Inc.                                      55,700         902,340
  Rent-A-Center, Inc.(b)(c)                              26,850         867,255
  Safeway, Inc.(b)                                       21,400         490,916
  Staples, Inc.(b)                                       38,100         904,875
  Target Corp.                                           14,800         556,924
  The Home Depot, Inc.                                   20,000         637,000
  Wal-Mart Stores, Inc.                                  51,700       2,887,445
  Zale Corp.(b)                                          15,800         701,678
                                                                   ------------
                                                                     12,119,866
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 1.8%
  International Rectifier Corp.(b)                       16,000         599,040
  LSI Logic Corp.(b)(c)                                 118,400       1,064,416
  QLogic Corp.(b)(c)                                     12,400         582,924
                                                                   ------------
                                                                      2,246,380
                                                                   ------------
SOAPS & COSMETICS -- 1.9%
  The Procter & Gamble Co.                               25,500       2,366,910
                                                                   ------------
TELECOMMUNICATIONS -- 0.7%
  Nextel Communications, Inc. -
    Class A(b)(c)                                        44,500         876,205
                                                                   ------------
TOBACCO -- 0.5%
  Altria Group, Inc.                                     15,400         674,520
                                                                   ------------
TRANSPORTATION -- 0.8%
  J.B. Hunt Transport Services, Inc.(b)                  40,400       1,051,208
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $86,437,372)                                                123,339,894
                                                                   ------------


                                                          PAR
                                           MATURITY      (000)
                                           --------     -------
SHORT TERM INVESTMENTS -- 16.9%
  American Express Centurion AXP,
    Floating Rate Notes
    1.11%(e)                               12/12/03     $   199         198,515
  American Express Credit Corp.,
    Floating Rate Notes
    1.09%(e)                               05/13/04         906         905,651
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.08%(e)                               05/28/04         372         372,023


                                                       PAR/SHARES
                                           MATURITY      (000)         VALUE
                                           --------    ----------  ------------
  SHORT TERM INVESTMENTS (CONTINUED)
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.07%(e)                               10/10/03     $   466    $    466,412
  Crown Point Capital Co., Commercial
    Paper
    1.07%(e)                               10/24/03         743         743,140
  Depfa Bank PLC, Commercial Paper
    1.08%(e)                               11/18/03         976         976,005
    1.08%(e)                               12/22/03         948         947,827
  Dresdner Bank International,
    Certificate of Deposit
    1.12%(e)                               10/06/03         880         880,330
  Lexington Parker Capital Co.,
    Commercial Paper
    1.08%(e)                               10/06/03         600         600,396
  Merrill Lynch Master Note, Time
    Deposit
    1.32%(e)                               10/06/03          16          16,032
    1.32%(e)                               10/30/03       1,142       1,142,126
  Monumental Global Funding, Asset
    Backed Security
    1.11%(e)                               05/28/04          70          69,625
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.14%(e)                               10/22/03         509         508,610
    1.27%(e)                               11/07/03         584         584,019
  Natexis Banques International,
    Certificate of Deposit
    1.22%(e)                               10/14/03         799         798,622
  National City Bank of Indiana, Floating
    Rate Notes
    1.08%(e)                               11/10/03       1,756       1,756,330
  Royal Bank of Canada, Time Deposit
    1.16%(e)                               10/01/03         942         941,677
  Sara Lee Corp., Commercial Paper
    1.10%(e)                               10/31/03         323         322,519
  Southtrust Bank, Time Deposit
    1.13%(e)                               10/01/03          56          55,622
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(e)                               01/15/04         228         227,717
    1.31%(e)                               01/16/04         339         338,935
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(e)                               03/08/04       3,378       3,378,236
  Ticonderoga, Commercial Paper
    1.07%(e)                               10/27/03         495         495,065
  Institutional Money Market Trust(e)                     4,467       4,467,331
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $21,192,765)                                                 21,192,765
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $107,630,137(a))                                 115.6%     144,532,659

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $21,192,765 of payable upon return of
  securities loaned)                                     (15.6%)    (19,546,436)
                                                         ------    ------------
NET ASSETS (Applicable to 4,484,248
  Institutional shares, 5,435,589 Service
  shares, 3,501,944 Investor A shares,
  1,952,291 Investor B shares and
  351,332 Investor C shares
  outstanding)                                           100.0%    $124,986,223
                                                         ======    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  LARGE CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)


AS OF SEPTEMBER 30, 2003                                              VALUE
                                                                   ------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($36,685,927 / 4,484,248)                                               $8.18
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($43,624,609 / 5,435,589)                                               $8.03
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($27,739,084 / 3,501,944)                                               $7.92
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($7.92 / 0.955)                                                         $8.29
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($14,357,638 / 1,952,291)                                               $7.35
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($2,578,965 / 351,332)                                                  $7.34
                                                                          =====
------------

(a) Cost for Federal income tax purposes is $108,422,720. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $38,127,658
      Gross unrealized depreciation                                  (2,017,719)
                                                                    -----------
                                                                    $36,109,939
                                                                    ===========

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities, or a portion thereof, pledged as collateral with a value of $6,260,100 on 2 long Nasdaq 100 futures contracts and 7 long S&P 500 futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $2,000,875, with an unrealized loss of $69,951.
(e) Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                         MID-CAP VALUE EQUITY PORTFOLIO

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES       VALUE
                                                       ---------    -----------
COMMON STOCKS -- 98.7%
ADVERTISING -- 0.7%
  Lamar Advertising Co.(b)                               10,300     $   302,202
                                                                    -----------
AEROSPACE -- 0.8%
  Goodrich Corp.                                         14,700         356,328
                                                                    -----------
BANKS -- 6.0%
  Banknorth Group, Inc.                                  15,200         428,944
  Greenpoint Financial Corp.                             14,250         425,505
  Hibernia Corp. - Class A                               19,200         388,992
  Roslyn Bancorp, Inc.(c)                                19,400         455,512
  Sky Financial Group, Inc.                              20,500         461,455
  Sovereign Bancorp, Inc.                                22,400         415,520
                                                                    -----------
                                                                      2,575,928
                                                                    -----------
BEVERAGES & BOTTLING -- 0.9%
  Constellation Brands, Inc. -
    Class A(b)(c)                                        11,900         362,831
                                                                    -----------
BUSINESS SERVICES -- 2.6%
  Viad Corp.                                             46,200       1,103,256
                                                                    -----------
CHEMICALS -- 3.2%
  Air Products & Chemicals, Inc.                          9,500         428,450
  Hercules, Inc.(b)                                      57,200         648,076
  PPG Industries, Inc.                                    5,800         302,876
                                                                    -----------
                                                                      1,379,402
                                                                    -----------
COMPUTER SOFTWARE & SERVICES -- 3.1%
  Ingram Micro, Inc. - Class A(b)                        48,100         627,705
  Network Associates, Inc.(b)                            29,700         408,672
  VeriSign, Inc.(b)                                      22,500         303,075
                                                                    -----------
                                                                      1,339,452
                                                                    -----------
ENERGY & UTILITIES -- 9.3%
  Cinergy Corp.                                          11,800         433,060
  DPL, Inc.                                              25,700         440,755
  Energy East Corp.                                      20,200         453,086
  MDU Resources Group, Inc.                              15,600         526,968
  NiSource, Inc.                                         16,100         321,678
  PPL Corp.(c)                                           10,700         438,165
  Public Service Enterprise Group, Inc.(c)               11,400         478,800
  SCANA Corp.                                            11,500         393,875
  Wisconsin Energy Corp.                                 15,600         476,892
                                                                    -----------
                                                                      3,963,279
                                                                    -----------
ENTERTAINMENT & LEISURE -- 6.3%
  Hilton Hotels Corp.                                    28,600         463,892
  Mandalay Resort Group                                  17,500         693,175
  Park Place Entertainment Corp.(b)                      45,400         409,054
  Regal Entertainment Group - Class A(c)                 21,400         398,040
  Sabre Holdings Corp.                                   14,200         305,158
  WMS Industries, Inc.(b)                                18,000         407,880
                                                                    -----------
                                                                      2,677,199
                                                                    -----------
FINANCE -- 2.4%
  CIT Group, Inc.                                        18,500         532,060
  Countrywide Financial Corp.                             6,400         500,992
                                                                    -----------
                                                                      1,033,052
                                                                    -----------
FOOD & AGRICULTURE -- 2.0%
  Flowers Foods, Inc.                                    37,650         858,420
                                                                    -----------


                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------    -----------
INSURANCE -- 14.1%
  Allmerica Financial Corp.(b)                           21,300     $   507,153
  Everest RE Group Ltd.                                   8,900         668,924
  Jefferson-Pilot Corp.                                  10,100         448,238
  Old Republic International Corp.                       25,700         850,413
  Radian Group, Inc.(c)                                  18,900         839,160
  RenaissanceRe Holdings Ltd.(c)                         14,900         679,887
  SAFECO Corp.                                           25,300         892,078
  UnumProvident Corp.                                    48,300         713,391
  W.R. Berkley Corp.                                     12,000         411,120
                                                                    -----------
                                                                      6,010,364
                                                                    -----------
MACHINERY & HEAVY EQUIPMENT -- 1.3%
  AGCO Corp.(b)(c)                                       31,300         536,482
                                                                    -----------
MANUFACTURING -- 9.2%
  Brunswick Corp.                                        42,700       1,096,536
  ITT Industries, Inc.                                    7,600         454,784
  Liz Claiborne, Inc.                                     9,700         330,285
  Mattel, Inc.                                           21,900         415,224
  The Black & Decker Corp.(c)                            10,100         409,555
  The Dial Corp.                                         41,500         893,910
  York International Corp.                                9,500         328,605
                                                                    -----------
                                                                      3,928,899
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 5.4%
  Henry Schein, Inc.(b)                                   7,200         408,240
  Omnicare, Inc.                                         12,600         454,356
  Select Medical Corp.(b)                                34,700         999,360
  Triad Hospitals, Inc.(b)                               14,400         436,032
                                                                    -----------
                                                                      2,297,988
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
  Fisher Scientific International, Inc.(b)(c)            15,800         627,102
                                                                    -----------
METALS & MINING -- 1.4%
  Peabody Energy Corp.                                   19,100         599,167
                                                                    -----------
MOTOR VEHICLES -- 1.4%
  PACCAR, Inc.                                            7,800         582,582
                                                                    -----------
OIL & GAS -- 5.2%
  GlobalSantaFe Corp.                                     9,000         215,550
  Kerr-McGee Corp.(c)                                     9,900         441,936
  Patina Oil & Gas Corp.                                 16,600         601,584
  Pioneer Natural Resources Co.(b)                       18,100         460,826
  Talisman Energy, Inc. - ADR                            10,400         493,376
                                                                    -----------
                                                                      2,213,272
                                                                    -----------
PHARMACEUTICALS -- 1.1%
  Watson Pharmaceuticals, Inc.(b)(c)                     11,700         487,773
                                                                    -----------
PUBLISHING & PRINTING -- 3.9%
  Banta Corp.                                            16,600         597,600
  Journal Communications, Inc. -
    Class A(b)                                           27,000         446,850
  The McClatchy Co. - Class A                            10,400         618,592
                                                                    -----------
                                                                      1,663,042
                                                                    -----------
RESTAURANTS -- 1.2%
  Yum! Brands, Inc.(b)                                   16,600         491,692
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                   MID-CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES       VALUE
                                                       ---------    -----------
COMMON STOCKS (CONTINUED)
RETAIL MERCHANDISING -- 10.2%
  Abercrombie & Fitch Co. - Class A(b)                   15,000     $   415,650
  BJ's Wholesale Club, Inc.(b)(c)                        12,100         234,377
  Foot Locker, Inc.                                      54,700         886,140
  J.C. Penney Co., Inc.(c)                               24,200         517,154
  Linens 'n Things, Inc.(b)                              12,700         302,006
  Nordstrom, Inc.(c)                                     18,400         456,504
  Polo Ralph Lauren Corp.                                24,000         643,680
  RadioShack Corp.                                        7,600         215,916
  Reebok International Ltd.(c)                           20,900         698,687
                                                                    -----------
                                                                      4,370,114
                                                                    -----------
TELECOMMUNICATIONS -- 2.9%
  Cincinnati Bell, Inc.(b)                               77,900         396,511
  Harris Corp.                                           23,700         848,223
                                                                    -----------
                                                                      1,244,734
                                                                    -----------
TEXTILES -- 0.8%
  Tommy Hilfiger Corp.(b)                                28,600         340,626
                                                                    -----------
TOBACCO -- 1.0%
  Loews Corp. - Carolina Group                           18,900         434,700
                                                                    -----------
TRANSPORTATION -- 0.8%
  CNF, Inc.                                              11,200         358,959
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $39,074,322)                                                 42,138,845
                                                                    -----------

                                                          PAR
                                           MATURITY      (000)
                                           --------     -------
SHORT TERM INVESTMENTS -- 15.4%
  American Express Centurion AXP,
    Floating Rate Notes
    1.10%(d)                               01/27/04      $   36          36,469
  American Express Credit Corp., Floating
    Rate Notes
    1.09%(d)                               05/13/04          82          82,193
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.07%(d)                               10/16/03         411         411,206
    1.08%(d)                               11/18/03          24          23,866
  Crown Point Capital Co., Commercial
    Paper
    1.07%(d)                               10/24/03          87          87,496
    1.08%(d)                               11/14/03         190         190,244
  Lexington Parker Capital Co.,
    Commercial Paper
    1.07%(d)                               10/07/03         335         335,431
  Merrill Lynch Master Note, Time Deposit
    1.32%(d)                               10/06/03         480         480,092
  Monumental Global Funding, Asset
    Backed Security
    1.11%(d)                               05/28/04         423         423,216
  Royal Bank of Canada, Time Deposit
    1.16%(d)                               10/01/03         300         300,256
  Southtrust Bank, Time Deposit
    1.13%(d)                               10/01/03          18          17,735
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(d)                               01/16/04         110         109,533
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(d)                               03/08/04         379         378,520


                                                      PAR/SHARES
                                           MATURITY      (000)          VALUE
                                           --------   ----------    -----------
SHORT TERM INVESTMENTS (CONTINUED)
  Westdeutsche Landsbank International,
    Certificate of Deposit
    1.07%(d)                               09/23/04      $  481     $   480,642
    1.07%(d)                               09/29/04         588         588,188
  Galileo Money Market Fund                               1,260       1,259,672
  Institutional Money Market Trust(d)                     1,368       1,368,222
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $6,572,981)                                                   6,572,981
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $45,647,303(a))                                  114.1%      48,711,826

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including $5,313,309
  of payable upon return of securities
  loaned)                                                (14.1%)     (6,019,733)
                                                         ------     -----------
NET ASSETS (Applicable to 2,168,363
  Institutional shares, 470,900 Service
  shares, 343,768 Investor A shares,
  650,330 Investor B shares and 191,020
  Investor C shares outstanding)                         100.0%     $42,692,093
                                                         ======     ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($24,493,202 / 2,168,363)                                              $11.30
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($5,284,108 / 470,900)                                                 $11.22
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($3,841,116 / 343,768)                                                 $11.17
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($11.17 / 0.955)                                                       $11.70
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($7,013,561 / 650,330)                                                 $10.78
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($2,060,106 / 191,020)                                                 $10.78
                                                                         ======
------------

(a) Cost for Federal income tax purposes is $45,787,672. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                  $3,841,762
      Gross unrealized depreciation                                    (917,608)
                                                                     ----------
                                                                     $2,924,154
                                                                     ==========

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                         MID-CAP GROWTH EQUITY PORTFOLIO

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS -- 98.2%
ADVERTISING -- 1.5%
  Lamar Advertising Co.(b)(c)                            69,600    $  2,042,064
                                                                   ------------
BANKS -- 0.0%
  Dime Bancorp, Inc. - Warrants
    (expiring 11/22/05)(b)                               57,900           9,264
                                                                   ------------
BROADCASTING -- 0.5%
  Cablevision Systems New York Group -
    Class A(b)(c)                                        35,800         647,980
                                                                   ------------
BUSINESS SERVICES -- 6.1%
  ChoicePoint, Inc.(b)                                   65,800       2,204,300
  Corrections Corp. of America(b)                           806          19,884
  Fluor Corp.(c)                                         52,800       1,971,024
  Manpower, Inc.(c)                                      58,400       2,166,640
  SEI Investments Co.                                    52,300       1,699,750
                                                                   ------------
                                                                      8,061,598
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 15.8%
  BEA Systems, Inc.(b)(c)                                98,900       1,191,745
  Ceridian Corp.(b)(c)                                  229,700       4,277,014
  Cognizant Technology Solutions
    Corp.(b)                                             63,300       2,308,551
  DST Systems, Inc.(b)(c)                                49,900       1,876,240
  MicroStrategy, Inc. - Class A(b)                           15             690
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)(b)(d)                                13               4
  Network Associates, Inc.(b)(c)                        269,000       3,701,440
  Siebel Systems, Inc.(b)                               196,300       1,908,036
  Storage Technology Corp.(b)                            88,900       2,146,046
  The BISYS Group, Inc.(b)(c)                           279,196       3,671,427
                                                                   ------------
                                                                     21,081,193
                                                                   ------------
CONTAINERS -- 1.2%
  Smurfit-Stone Container Corp.(b)(c)                   110,000       1,647,800
                                                                   ------------
ELECTRONICS -- 2.5%
  Intersil Corp. - Class A(b)(c)                         13,700         326,060
  Jabil Circuit, Inc.(b)                                113,600       2,959,280
                                                                   ------------
                                                                      3,285,340
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.6%
  Hilton Hotels Corp.                                    91,900       1,490,618
  Regal Entertainment Group -
    Class A(c)                                           36,200         673,320
                                                                   ------------
                                                                      2,163,938
                                                                   ------------
FOOD & AGRICULTURE -- 1.8%
  Dean Foods Co.(b)                                      78,400       2,432,752
                                                                   ------------
INSURANCE -- 2.3%
  Axis Capital Holdings Ltd.                             11,600         289,420
  Willis Group Holdings Ltd.                             92,400       2,841,300
                                                                   ------------
                                                                      3,130,720
                                                                   ------------
MANUFACTURING -- 3.1%
  Brunswick Corp.                                        65,500       1,682,040
  Energizer Holdings, Inc.(b)                            65,900       2,423,143
                                                                   ------------
                                                                      4,105,183
                                                                   ------------


                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ---------   ------------
MEDICAL & MEDICAL SERVICES -- 7.0%
  Laboratory Corp. of America
    Holdings(b)(c)                                      113,800    $  3,266,060
  Omnicare, Inc.                                         84,400       3,043,464
  Triad Hospitals, Inc.(b)                               35,000       1,059,800
  Universal Health Services, Inc. -
    Class B(b)(c)                                        39,300       1,943,385
                                                                   ------------
                                                                      9,312,709
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 9.9%
  Alcon, Inc.                                            43,900       2,464,985
  C.R. Bard, Inc.                                        46,900       3,329,900
  St. Jude Medical, Inc.(b)                              72,500       3,898,325
  Varian Medical Systems, Inc.(b)                        38,100       2,189,988
  Zimmer Holdings, Inc.(b)(c)                            22,800       1,256,280
                                                                   ------------
                                                                     13,139,478
                                                                   ------------
OIL & GAS -- 8.3%
  ENSCO International, Inc.                              41,200       1,104,984
  GlobalSantaFe Corp.                                    30,803         737,732
  Halliburton Co.(c)                                     65,700       1,593,225
  Nabors Industries Ltd.(b)(c)                           28,611       1,066,046
  Pioneer Natural Resources Co.(b)                      103,100       2,624,926
  Pride International, Inc.(b)(c)                        97,700       1,656,015
  Smith International, Inc.(b)(c)                        31,400       1,129,772
  Talisman Energy, Inc. - ADR                            24,100       1,143,304
                                                                   ------------
                                                                     11,056,004
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
  Pactiv Corp.(b)(c)                                     36,500         740,220
                                                                   ------------
PERSONAL SERVICES -- 2.2%
  Career Education Corp.(b)(c)                           65,700       2,976,210
                                                                   ------------
PHARMACEUTICALS -- 11.0%
  Allergan, Inc.(c)                                      22,600       1,779,298
  AmerisourceBergen Corp.(c)                             60,700       3,280,835
  Biovail Corp.(b)(c)                                    68,700       2,552,205
  Celgene Corp.(b)(c)                                    36,500       1,581,545
  Gilead Sciences, Inc.(b)(c)                            20,500       1,146,565
  Shire Pharmaceuticals Group
    PLC - ADR(b)                                        194,456       4,299,422
                                                                   ------------
                                                                     14,639,870
                                                                   ------------
RESTAURANTS -- 4.4%
  Brinker International, Inc.(b)(c)                      52,600       1,754,736
  Outback Steakhouse, Inc.(c)                            59,400       2,249,478
  Wendy's International, Inc.                            58,000       1,873,400
                                                                   ------------
                                                                      5,877,614
                                                                   ------------
RETAIL MERCHANDISING -- 7.5%
  Abercrombie & Fitch Co. - Class A(b)(c)               106,800       2,959,428
  Dollar General Corp.                                   95,596       1,911,920
  Limited Brands                                        148,340       2,236,967
  Staples, Inc.(b)                                      121,600       2,888,000
                                                                   ------------
                                                                      9,996,315
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 5.2%
  AMIS Holdings, Inc.(b)                                 14,300         263,978
  National Semiconductor Corp.(b)(c)                    109,078       3,522,129
  Novellus Systems, Inc.(b)(c)                           29,800       1,005,750
  NVIDIA Corp.(b)(c)                                     28,900         459,828
  Teradyne, Inc.(b)(c)                                   93,500       1,739,100
                                                                   ------------
                                                                      6,990,785
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                   MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 5.7%
  Amdocs Ltd.(b)                                        168,400    $  3,165,920
  Andrew Corp.(b)(c)                                    167,700       2,061,033
  Harris Corp.                                           65,100       2,329,929
                                                                   ------------
                                                                      7,556,882
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $106,296,034)                                               130,893,919
                                                                   ------------

                                                          PAR
                                           MATURITY      (000)
                                           --------      ------
SHORT TERM INVESTMENTS -- 29.7%
  American Express Centurion AXP,
    Floating Rate Notes
    1.10%(e)                               12/12/03      $4,168       4,167,835
    1.11%(e)                               12/12/03         468         468,250
  American Express Credit Corp. AXP,
    Floating Rate Notes
    1.11%(e)                               04/16/04          64          64,325
  Canadian Imperial Bank International,
    Floating Rate Notes
    1.08%(e)                               05/28/04         128         128,375
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.07%(e)                               10/16/03       1,578       1,578,074
    1.08%(e)                               11/14/03          58          58,140
  Crown Point Capital Co., Commercial
    Paper
    1.07%(e)                               10/24/03         620         620,358
    1.08%(e)                               11/14/03         204         203,769
  Dresdner Bank International,
    Certificate of Deposit
    1.12%(e)                               10/06/03       4,110       4,110,382
  Lexington Parker Capital Co.,
    Commercial Paper
    1.08%(e)                               10/10/03         448         448,274
  Merrill Lynch Master Note, Time
    Deposit
    1.32%(e)                               10/30/03         543         542,979
  Monumental Global Funding, Asset
    Backed Security
    1.11%(e)                               05/28/04         270         270,356
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.14%(e)                               01/12/04         450         449,894
    1.27%(e)                               01/16/04       2,993       2,993,014
    1.03%(e)                               03/12/04         825         824,586
  National City Bank of Indiana, Floating
    Rate Notes
    1.08%(e)                               11/10/03         625         625,367
  Royal Bank of Canada, Time Deposit
    1.16%(e)                               10/01/03       1,993       1,993,262
  Southtrust Bank, Time Deposit
    1.13%(e)                               10/01/03         118         117,737
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(e)                               01/15/04         511         510,957
    1.31%(e)                               01/16/04       1,715       1,714,516
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(e)                               03/08/04       1,077       1,076,544
  Westdeutsche Landsbank International,
    Certificate of Deposit
    1.07%(e)                               09/23/04         818         817,551
    1.07%(e)                               09/29/04       3,682       3,681,972


                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ---------   ------------
SHORT TERM INVESTMENTS (CONTINUED)
  Galileo Money Market Fund                           1,633,285    $  1,633,285
  Institutional Money Market Trust(e)                10,449,698      10,449,698
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $39,549,500)                                                 39,549,500
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $145,845,534(a))                                 127.9%     170,443,419

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $37,916,215 of payable upon return
  of securities loaned)                                  (27.9%)    (37,204,605)
                                                         ------    ------------
NET ASSETS (Applicable to 6,208,785
  Institutional shares, 1,925,518 Service
  shares, 3,622,070 Investor A shares,
  5,094,401 Investor B shares and
  1,830,802 Investor C shares
  outstanding)                                           100.0%    $133,238,814
                                                         ======    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($46,969,974 / 6,208,785)                                               $7.57
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($14,115,293 / 1,925,518)                                               $7.33
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($25,959,551 / 3,622,070)                                               $7.17
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($7.17 / 0.955)                                                         $7.51
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($33,982,006 / 5,094,401)                                               $6.67
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($12,211,990 / 1,830,802)                                               $6.67
                                                                          =====
------------
(a) Cost for Federal income tax purposes is $149,750,077. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $25,718,390
      Gross unrealized depreciation                                  (5,025,048)
                                                                    -----------
                                                                    $20,693,342
                                                                    ===========

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS -- 95.9%
BANKS -- 6.7%
  Brookline Bancorp, Inc.(c)                             60,900    $    896,448
  Hudson United Bancorp                                  53,000       1,864,010
  Provident Bankshares Corp.                             29,900         844,675
  Roslyn Bancorp, Inc.(c)                                54,500       1,279,660
  Sky Financial Group, Inc.                              53,900       1,213,289
  Sterling Financial Corp.(b)                            49,500       1,393,425
  W Holding Co., Inc.                                    79,500       1,423,050
                                                                   ------------
                                                                      8,914,557
                                                                   ------------
BROADCASTING -- 2.0%
  Gray Television, Inc.                                  90,900       1,061,712
  Sinclair Broadcast Group, Inc. -
    Class A(b)                                          161,600       1,641,856
                                                                   ------------
                                                                      2,703,568
                                                                   ------------
BUSINESS SERVICES -- 5.8%
  Handleman Co.                                         147,100       2,483,048
  Tetra Tech, Inc.(b)                                    32,206         641,222
  The Titan Corp.(b)                                     78,100       1,627,604
  Viad Corp.                                            125,100       2,987,388
                                                                   ------------
                                                                      7,739,262
                                                                   ------------
CHEMICALS -- 2.0%
  Hercules, Inc.(b)                                     161,400       1,828,662
  WD-40 Co.                                              26,100         827,109
                                                                   ------------
                                                                      2,655,771
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 5.2%
  3Com Corp.(b)                                          66,800         394,120
  EarthLink, Inc.(b)                                    169,100       1,391,693
  Ingram Micro, Inc. - Class A(b)                       134,800       1,759,140
  Intergraph Corp.(b)                                    88,500       2,060,280
  Network Associates, Inc.(b)                            93,200       1,282,432
                                                                   ------------
                                                                      6,887,665
                                                                   ------------
CONSTRUCTION -- 3.2%
  Chicago Bridge & Iron Co. N.V. - ADR                   69,300       1,882,188
  Washington Group International, Inc.(b)                86,900       2,341,955
                                                                   ------------
                                                                      4,224,143
                                                                   ------------
ELECTRONICS -- 1.3%
  EDO Corp.                                              83,800       1,696,950
                                                                   ------------
ENERGY & UTILITIES -- 2.0%
  Black Hills Corp.                                      48,400       1,493,624
  Vectren Corp.                                          48,600       1,147,932
                                                                   ------------
                                                                      2,641,556
                                                                   ------------
ENTERTAINMENT & LEISURE -- 5.5%
  Extended Stay America, Inc.(b)                        108,200       1,615,426
  Kerzner International Ltd.(b)                          38,300       1,362,714
  Mandalay Resort Group(c)                               53,700       2,127,057
  Multimedia Games, Inc.(b)                              21,000         764,190
  WMS Industries, Inc.(b)                                61,800       1,400,388
                                                                   ------------
                                                                      7,269,775
                                                                   ------------
FOOD & AGRICULTURE -- 4.4%
  Del Monte Foods Co.(b)                                103,800         904,098
  Flowers Foods, Inc.                                   105,200       2,398,560
  NBTY, Inc.(b)                                         107,500       2,510,125
                                                                   ------------
                                                                      5,812,783
                                                                   ------------


                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ---------   ------------
FURNITURE -- 2.2%
  Ethan Allen Interiors, Inc.                            32,300    $  1,162,800
  Furniture Brands International, Inc.(b)(c)             74,700       1,800,270
                                                                   ------------
                                                                      2,963,070
                                                                   ------------
INSURANCE -- 7.4%
  Allmerica Financial Corp.(b)(c)                       135,300       3,221,493
  Hub International Ltd.                                100,300       1,644,920
  IPC Holdings Ltd.                                      20,000         700,000
  Montpelier Re Holdings Ltd.(b)                         60,700       1,830,105
  Platinum Underwriters Holdings Ltd.                    52,000       1,461,200
  Scottish Annuity & Life Holdings
    Ltd.(c)                                              39,300         949,095
                                                                   ------------
                                                                      9,806,813
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 2.2%
  AGCO Corp.(b)(c)                                       93,600       1,604,304
  The Manitowoc Co., Inc.                                61,100       1,325,259
                                                                   ------------
                                                                      2,929,563
                                                                   ------------
MANUFACTURING -- 8.3%
  Brunswick Corp.                                       114,500       2,940,360
  Centex Construction Products, Inc.                     14,900         665,583
  Harsco Corp.                                           17,600         677,072
  Kellwood Co.                                           18,800         628,860
  The Dial Corp.                                        123,200       2,653,728
  The Warnaco Group, Inc.(b)                             40,400         629,836
  York International Corp.                               79,400       2,746,446
                                                                   ------------
                                                                     10,941,885
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 2.7%
  LifePoint Hospitals, Inc.(b)(c)                        27,200         654,160
  Select Medical Corp.(b)                               100,300       2,888,640
                                                                   ------------
                                                                      3,542,800
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 5.0%
  Fisher Scientific International, Inc.(b)(c)            50,100       1,988,469
  Invacare Corp.                                         30,200       1,134,916
  Ocular Sciences, Inc.(b)                               65,969       1,469,789
  Sybron Dental Specialties, Inc.(b)                     79,500       1,993,065
                                                                   ------------
                                                                      6,586,239
                                                                   ------------
METALS & MINING -- 1.5%
  Massey Energy Co.                                     147,400       1,960,420
                                                                   ------------
OIL & GAS -- 7.1%
  AGL Resources, Inc.                                    36,800       1,036,656
  Forest Oil Corp.(b)                                    85,300       2,042,935
  Key Energy Services, Inc.(b)                           57,100         551,015
  Magnum Hunter Resources, Inc.(b)                      112,100         895,679
  Nuevo Energy Co.(b)                                    70,700       1,284,619
  Patina Oil & Gas Corp.                                 70,256       2,546,077
  Range Resources Corp.(b)                              162,300       1,110,132
                                                                   ------------
                                                                      9,467,113
                                                                   ------------
PHARMACEUTICALS -- 1.0%
  ICN Pharmaceuticals, Inc.                              77,500       1,329,900
                                                                   ------------
PUBLISHING & PRINTING -- 3.7%
  Banta Corp.                                            51,300       1,846,800
  Journal Communications, Inc. -
    Class A(b)                                           85,200       1,410,060
  Lee Enterprises, Inc.                                  22,000         850,740
  Playboy Enterprises, Inc. - Class B(b)                 58,800         855,540
                                                                   ------------
                                                                      4,963,140
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES      VALUE
                                                       ---------   ------------
COMMON STOCKS (CONTINUED)
RAILROAD & SHIPPING -- 1.1%
  Genesee & Wyoming, Inc. - Class A(b)                   37,300    $    884,383
  Kansas City Southern(b)                                54,400         602,208
                                                                   ------------
                                                                      1,486,591
                                                                   ------------
RETAIL MERCHANDISING -- 8.5%
  BJ's Wholesale Club, Inc.(b)                           61,300       1,187,381
  Foot Locker, Inc.                                     166,300       2,694,060
  Hollywood Entertainment Corp.(b)                       66,600       1,132,200
  Linens 'n Things, Inc.(b)                              47,400       1,127,172
  Reebok International Ltd.                              31,200       1,043,016
  Regis Corp.                                            79,400       2,548,740
  Stage Stores, Inc.(b)                                  61,800       1,574,664
                                                                   ------------
                                                                     11,307,233
                                                                   ------------
TELECOMMUNICATIONS -- 4.0%
  Cincinnati Bell, Inc.(b)                              304,800       1,551,432
  General Communication, Inc. -
    Class A(b)                                          120,900       1,005,888
  Harris Corp.                                           74,800       2,677,092
                                                                   ------------
                                                                      5,234,412
                                                                   ------------
TEXTILES -- 1.0%
  Tommy Hilfiger Corp.(b)                               106,200       1,264,842
                                                                   ------------
TOBACCO -- 0.8%
  Loews Corp. - Carolina Group                           48,400       1,113,200
                                                                   ------------
TRANSPORTATION -- 1.3%
  CNF, Inc.                                              54,100       1,733,905
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $110,688,949)                                               127,177,156
                                                                   ------------

                                                          PAR
                                           MATURITY      (000)
                                           --------      ------
SHORT TERM INVESTMENTS -- 14.5%
  American Express Centurion AXP,
    Floating Rate Notes
    1.11%(d)                               12/12/03      $2,376       2,375,849
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.07%(d)                               10/16/03       1,307       1,306,749
    1.08%(d)                               11/14/03         436         436,215
    1.08%(d)                               11/18/03       1,560       1,560,470
  Crown Point Capital Co., Commercial
    Paper
    1.07%(d)                               10/24/03         307         306,910
    1.08%(d)                               11/14/03         187         187,380
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.27%(d)                               11/07/03         346         345,610
    1.14%(d)                               01/12/04         666         665,531
  Royal Bank of Canada, Time Deposit
    1.16%(d)                               10/01/03         751         750,865
  Southtrust Bank, Time Deposit
    1.13%(d)                               10/01/03          44          44,352
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(d)                               01/16/04         983         983,431
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(d)                               03/08/04       1,143       1,142,861


                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ---------   ------------
SHORT TERM INVESTMENTS (CONTINUED)
  Galileo Money Market Fund                           6,751,373    $  6,751,373
  Institutional Money Market Trust(d)                 2,391,677       2,391,677
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $19,249,273)                                                 19,249,273
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $129,938,222(a))                                 110.4%     146,426,429

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $12,497,900 of payable upon return
  of securities loaned)                                  (10.4%)    (13,736,667)
                                                         ------    ------------
NET ASSETS (Applicable to 4,913,986
  Institutional shares, 293,758 Service
  shares, 2,710,211 Investor A shares,
  1,145,901 Investor B shares and
  445,230 Investor C shares
  outstanding)                                           100.0%    $132,689,762
                                                         ======    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($69,641,309 / 4,913,986)                                              $14.17
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($4,139,053 / 293,758)                                                 $14.09
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($38,051,978 / 2,710,211)                                              $14.04
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.04 / 0.955)                                                       $14.70
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($15,018,732 / 1,145,901)                                              $13.11
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($5,838,690 / 445,230)                                                 $13.11
                                                                         ======
------------
(a) Cost for Federal income tax purposes is $129,979,594. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $18,126,235
      Gross unrealized depreciation                                  (1,679,400)
                                                                    -----------
                                                                    $16,446,835
                                                                    ===========

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                         SMALL CAP CORE EQUITY PORTFOLIO

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES        VALUE
                                                       ---------     ----------
COMMON STOCKS -- 98.0%
ADVERTISING -- 1.0%
  Ventiv Health, Inc.(b)                                  1,700      $   12,002
                                                                     ----------
AEROSPACE -- 0.7%
  Herley Industries, Inc.(b)                                500           8,760
                                                                     ----------
BANKS -- 5.8%
  Brookline Bancorp, Inc.                                 1,450          21,344
  Fremont General Corp.                                   1,450          18,429
  Sterling Financial Corp.(b)                               490          13,794
  WSFS Financial Corp.                                      450          18,990
                                                                     ----------
                                                                         72,557
                                                                     ----------
BROADCASTING -- 3.4%
  Alliance Atlantis Communications, Inc.(b)                 700          11,307
  Cumulus Media, Inc. - Class A(b)                          550           9,378
  Gray Television, Inc.                                   1,800          21,024
                                                                     ----------
                                                                         41,709
                                                                     ----------
BUSINESS SERVICES -- 10.3%
  Arbitron, Inc.(b)                                         350          12,355
  Aviall, Inc.(b)                                         1,800          22,284
  Digitas, Inc.(b)                                        2,800          20,328
  Heidrick & Struggles International, Inc.(b)               950          16,083
  Korn/Ferry International(b)                             1,700          14,025
  MPS Group, Inc.(b)                                      1,300          11,700
  Navigant Consulting, Inc.(b)                            1,300          16,003
  Navigant International, Inc.(b)                         1,150          16,112
                                                                     ----------
                                                                        128,890
                                                                     ----------
CHEMICALS -- 1.6%
  Hercules, Inc.(b)                                       1,750          19,827
                                                                     ----------
COMPUTER SOFTWARE & SERVICES -- 6.7%
  EarthLink, Inc.(b)                                      2,500          20,575
  Ingram Micro, Inc. - Class A(b)                         1,250          16,312
  Network Associates, Inc.(b)                             1,000          13,760
  SkillSoft PLC - ADR(b)                                  2,800          20,860
  TIBCO Software, Inc.(b)                                 2,250          12,038
                                                                     ----------
                                                                         83,545
                                                                     ----------
CONSTRUCTION -- 2.2%
  Chicago Bridge & Iron Co. N.V. - ADR                      600          16,296
  Standard Pacific Corp.                                    300          11,370
                                                                     ----------
                                                                         27,666
                                                                     ----------
ELECTRONICS -- 5.2%
  CommScope, Inc.(b)                                      1,300          15,678
  Cubic Corp.                                               600          15,072
  EDO Corp.                                                 600          12,150
  TTM Technologies, Inc.(b)                               1,500          21,420
                                                                     ----------
                                                                         64,320
                                                                     ----------
ENERGY & UTILITIES -- 1.0%
  Black Hills Corp.                                         400          12,344
                                                                     ----------
ENTERTAINMENT & LEISURE -- 3.7%
  AMC Entertainment, Inc.(b)                                900          12,060
  Kerzner International Ltd.(b)                             600          21,348
  Multimedia Games, Inc.(b)                                 350          12,736
                                                                     ----------
                                                                         46,144
                                                                     ----------
FINANCE -- 1.2%
  Jefferies Group, Inc.                                     500          14,375
                                                                     ----------


                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------     ----------
FOOD & AGRICULTURE -- 2.4%
  Delta & Pine Land Co.                                     650      $   14,956
  NBTY, Inc.(b)                                             650          15,178
                                                                     ----------
                                                                         30,134
                                                                     ----------
FURNITURE -- 2.9%
  Aaron Rents, Inc.                                         975          20,426
  Ethan Allen Interiors, Inc.                               450          16,200
                                                                     ----------
                                                                         36,626
                                                                     ----------
INSURANCE -- 1.0%
  Max Re Capital Ltd.                                       750          12,758
                                                                     ----------
MACHINERY & HEAVY EQUIPMENT -- 1.7%
  Albany International Corp. - Class A                      700          21,588
                                                                     ----------
MANUFACTURING -- 3.7%
  Applied Films Corp.(b)                                    450          13,378
  Lennox International, Inc.                                550           8,035
  Quixote Corp.                                             350           8,803
  Roper Industries, Inc.                                    350          15,243
                                                                     ----------
                                                                         45,459
                                                                     ----------
MEDICAL & MEDICAL SERVICES -- 4.5%
  Henry Schein, Inc.(b)                                     250          14,175
  Inveresk Research Group, Inc.(b)                          550          10,918
  VCA Antech, Inc.(b)                                     1,300          30,615
                                                                     ----------
                                                                         55,708
                                                                     ----------
MEDICAL INSTRUMENTS & SUPPLIES -- 6.3%
  CTI Molecular Imaging, Inc.(b)                          1,350          19,940
  Cytyc Corp.(b)                                          1,200          18,048
  Edwards Lifesciences Corp.(b)                           1,000          27,080
  STERIS Corp.(b)                                           600          13,812
                                                                     ----------
                                                                         78,880
                                                                     ----------
METALS & MINING -- 1.2%
  Arch Coal, Inc.                                           700          15,547
                                                                     ----------
OIL & GAS -- 8.2%
  Airgas, Inc.                                              800          14,240
  Energen Corp.                                             300          10,854
  Grey Wolf, Inc.(b)                                      2,350           8,178
  Harvest Natural Resources, Inc.(b)                      2,600          15,990
  Magnum Hunter Resources, Inc.(b)                        2,800          22,372
  Range Resources Corp.(b)                                1,950          13,338
  Rowan Cos., Inc.(b)                                       700          17,206
                                                                     ----------
                                                                        102,178
                                                                     ----------
PERSONAL SERVICES -- 1.1%
  Sylvan Learning Systems, Inc.(b)                          500          13,640
                                                                     ----------
PHARMACEUTICALS -- 2.0%
  Angiotech Pharmaceuticals, Inc.(b)                        300          13,095
  Medicis Pharmaceutical Corp. - Class A                    200          11,720
                                                                     ----------
                                                                         24,815
                                                                     ----------
PUBLISHING & PRINTING -- 2.9%
  Banta Corp.                                               500          18,000
  Pulitzer, Inc.                                            350          18,235
                                                                     ----------
                                                                         36,235
                                                                     ----------
RAILROAD & SHIPPING -- 1.0%
  Landstar System, Inc.(b)                                  200          12,204
                                                                     ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                   SMALL CAP CORE EQUITY PORTFOLIO (CONCLUDED)

                                                        NUMBER
AS OF SEPTEMBER 30, 2003                               OF SHARES        VALUE
                                                       ---------     ----------
REAL ESTATE -- 1.0%
  Health Care REIT, Inc.                                    400      $   12,340
                                                                     ----------
RESTAURANTS -- 1.4%
  California Pizza Kitchen, Inc.(b)                       1,000          17,400
                                                                     ----------
RETAIL MERCHANDISING -- 8.1%
  1-800-FLOWERS.COM, Inc. - Class A(b)                    1,600          12,032
  Charming Shoppes, Inc.(b)                               2,500          14,275
  Copart, Inc.(b)                                         1,300          14,040
  Foot Locker, Inc.                                         800          12,960
  Mothers Work, Inc.(b)                                     450          13,657
  Pier 1 Imports, Inc.                                      300           5,772
  Stein Mart, Inc.(b)                                     1,500           8,205
  The Children's Place Retail
    Stores, Inc.(b)                                       1,150          19,723
                                                                     ----------
                                                                        100,664
                                                                     ----------
SEMICONDUCTORS & RELATED DEVICES -- 1.1%
  Fairchild Semiconductor International,
    Inc.(b)                                                 850          14,093
                                                                     ----------
TELECOMMUNICATIONS -- 4.7%
  Arris Group, Inc.(b)                                    3,000          17,250
  General Communication, Inc. -
    Class A(b)                                            2,200          18,304
  PTEK Holdings, Inc.(b)                                  2,863          23,333
                                                                     ----------
                                                                         58,887
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $1,017,596)                                                   1,221,295
                                                                     ----------
SHORT TERM INVESTMENTS -- 5.3%
  Galileo Money Market Fund
  (Cost $65,847)                                         65,847          65,847
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,083,443(a))                                   103.3%       1,287,142

LIABLITIES IN EXCESS OF
  OTHER ASSETS                                            (3.3%)        (41,604)
                                                         ------      ----------
NET ASSETS (Applicable to 103,236
  Institutional shares, 10 Service shares,
  579 Investor A shares, 10 Investor B shares
  and 10 Investor C shares outstanding)                  100.0%      $1,245,538
                                                         ======      ==========


                                                                        VALUE
                                                                     ----------
NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND INVESTOR A SHARE
  ($1,245,298 / 103,825)                                                 $11.99
                                                                         ======
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                                      $11.99
                                                                         ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($11.99 / 0.950)                                                       $12.62
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($120 / 10)                                                            $11.99
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($120 / 10)                                                            $11.99
                                                                         ======
------------

(a) Cost for Federal income tax purposes is $1,083,881. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                    $218,859
      Gross unrealized depreciation                                     (15,598)
                                                                       --------
                                                                       $203,261
                                                                       ========
(b) Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                        SMALL CAP GROWTH EQUITY PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS -- 94.4%
ADVERTISING -- 0.7%
  Catalina Marketing Corp.(b)(c)                        156,477    $  2,376,886
                                                                   ------------
AEROSPACE -- 1.2%
  Herley Industries, Inc.(b)                            230,300       4,034,856
  TIMCO Aviation Serivces, Inc. -
    Warrants (expiring 02/28/07)(b)                         692               0
  TIMCO Aviation Services, Inc.(b)                          217              96
                                                                   ------------
                                                                      4,034,952
                                                                   ------------
AIR TRANSPORTATION -- 1.6%
  Atlantic Coast Airlines Holdings, Inc.(b)             540,600       4,600,506
  SkyWest, Inc.                                          45,642         790,519
                                                                   ------------
                                                                      5,391,025
                                                                   ------------
BROADCASTING -- 6.6%
  Cumulus Media, Inc. - Class A(b)                      214,259       3,653,116
  Emmis Communications Corp. -
    Class A(b)                                          188,900       3,812,002
  Gray Television, Inc.                                 278,858       3,257,061
  Insight Communications Co., Inc.(b)(c)                 63,400         603,568
  Lin TV Corp. - Class A(b)                              51,100       1,086,386
  Sinclair Broadcast Group, Inc. -
    Class A(b)                                          385,000       3,911,600
  Spanish Broadcasting System, Inc. -
    Class A(b)                                          609,200       5,178,200
                                                                   ------------
                                                                     21,501,933
                                                                   ------------
BUSINESS SERVICES -- 14.6%
  Digitas, Inc.(b)                                      859,600       6,240,696
  Gartner, Inc. - Class A(b)                            190,200       2,096,004
  Heidrick & Struggles International,
    Inc.(b)                                             282,034       4,774,836
  Jacobs Engineering Group, Inc.(b)(c)                   66,700       3,008,170
  Labor Ready, Inc.(b)                                  372,904       3,747,685
  MPS Group, Inc.(b)                                    492,211       4,429,899
  National Financial Partners Corp.(b)                    7,600         205,200
  Navigant Consulting, Inc.(b)                          499,300       6,146,383
  NCO Group, Inc.(b)                                     29,300         687,671
  NDCHealth Corp.(c)                                    165,600       3,469,320
  Resources Connection, Inc.(b)                          95,800       2,338,286
  Tetra Tech, Inc.(b)                                   200,750       3,996,932
  The Corporate Executive Board
    Co.(b)(c)                                            37,086       1,741,188
  Watson Wyatt & Co. Holdings(b)                        182,900       4,117,079
  Wind River Systems, Inc.(b)                           112,230         638,589
                                                                   ------------
                                                                     47,637,938
                                                                   ------------
CHEMICALS -- 2.3%
  Agrium, Inc.                                           69,800         876,688
  OM Group, Inc.(b)(c)                                  456,800       6,687,552
                                                                   ------------
                                                                      7,564,240
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 12.9%
  Documentum, Inc.(b)(c)                                110,500       2,354,755
  Extreme Networks, Inc.(b)                             839,800       5,299,138
  FileNET Corp.(b)                                      353,400       7,092,738
  Keane, Inc.(b)                                         73,500         939,330
  Lawson Software, Inc.(b)                              620,921       4,402,330
  MicroStrategy, Inc. - Class A(b)                          842          38,740
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)(b)(d)                               638             179
  Polycom, Inc.(b)(c)                                    49,906         828,939
  RealNetworks, Inc.(b)                                  97,300         637,315
  SkillSoft PLC - ADR(b)                              1,059,030       7,889,773


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
  SonicWALL, Inc.(b)                                    919,100    $  5,321,589
  The BISYS Group, Inc.(b)                              204,798       2,693,094
  THQ, Inc.(b)(c)                                       141,407       2,321,903
  TIBCO Software, Inc.(b)                               294,400       1,575,040
  Verity, Inc.(b)                                        48,300         631,281
                                                                   ------------
                                                                     42,026,144
                                                                   ------------
ELECTRONICS -- 0.6%
  Advanced Energy Industries, Inc.(b)                    65,140       1,229,192
  Power-One, Inc.(b)                                     66,200         681,198
                                                                   ------------
                                                                      1,910,390
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.2%
  Argosy Gaming Co.(b)                                   41,206       1,005,426
  Multimedia Games, Inc.(b)                              76,600       2,787,474
                                                                   ------------
                                                                      3,792,900
                                                                   ------------
FINANCE -- 0.8%
  Affiliated Managers Group, Inc.(b)(c)                  43,300       2,719,240
                                                                   ------------
FOOD & AGRICULTURE -- 0.3%
  United Natural Foods, Inc.(b)                          26,900         892,811
                                                                   ------------
INSURANCE -- 0.5%
  Platinum Underwriters Holdings Ltd.                    55,800       1,567,980
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.6%
  AGCO Corp.(b)(c)                                      302,700       5,188,278
  Flowserve Corp.(b)                                    108,100       2,194,430
  Joy Global, Inc.(b)                                    62,100         974,970
  Terex Corp.(b)                                        177,600       3,290,928
                                                                   ------------
                                                                     11,648,606
                                                                   ------------
MANUFACTURING -- 2.0%
  Actuant Corp. - Class A(b)                             17,300         971,395
  Maverick Tube Corp.(b)                                267,400       4,150,048
  Standard Motor Products, Inc. -
    Class A                                             143,500       1,449,350
                                                                   ------------
                                                                      6,570,793
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 5.6%
  Accredo Health, Inc.(b)                                69,100       1,934,109
  Exact Sciences Corp.(b)                               211,900       2,860,650
  Henry Schein, Inc.(b)                                  17,500         992,250
  Inveresk Research Group, Inc.(b)                      230,800       4,581,380
  Medical Resources, Inc.(b)                              4,259               4
  Pharmaceutical Product Development,
    Inc.(b)                                             141,600       3,396,984
  TLC Vision Corp.(b)                                   728,580       4,590,054
                                                                   ------------
                                                                     18,355,431
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 6.4%
  Cytyc Corp.(b)                                         61,321         922,268
  Edwards Lifesciences Corp.(b)(c)                      212,400       5,751,792
  Mentor Corp.                                           68,300       1,557,240
  Osteotech, Inc.(b)                                     56,268         460,835
  Respironics, Inc.(b)                                   63,900       2,669,742
  Therasense, Inc.(b)                                   342,200       4,274,078
  Wright Medical Group, Inc.(b)                         209,800       5,303,744
                                                                   ------------
                                                                     20,939,699
                                                                   ------------
METALS & MINING -- 0.5%
  Massey Energy Co.                                     130,800       1,739,640
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (CONTINUED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)
OIL & GAS -- 5.6%
  Airgas, Inc.                                          135,100    $  2,404,780
  Key Energy Services, Inc.(b)                          420,835       4,061,058
  Oceaneering International, Inc.(b)                     91,900       2,161,488
  Parker Drilling Co.(b)                              1,366,551       3,225,060
  Pride International, Inc.(b)(c)                       197,300       3,344,235
  Remington Oil & Gas Corp. -
    Class B(b)                                          121,343       2,202,376
  Ultra Petroleum Corp.(b)                               58,100         810,495
                                                                   ------------
                                                                     18,209,492
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
  Pope & Talbot, Inc.                                   140,450       2,123,604
                                                                   ------------
PERSONAL SERVICES -- 3.0%
  Education Management Corp.(b)(c)                       28,700       1,655,129
  Sylvan Learning Systems, Inc.(b)(c)                   296,200       8,080,336
                                                                   ------------
                                                                      9,735,465
                                                                   ------------
PHARMACEUTICALS -- 3.8%
  Angiotech Pharmaceuticals, Inc.(b)                    108,376       4,730,612
  Medicis Pharmaceutical Corp. -
    Class A(c)                                           92,070       5,395,302
  Pharmaceutical Resources, Inc.(b)(c)                   17,563       1,198,148
  Taro Pharmaceutical Industries Ltd.(b)                 16,914         953,273
                                                                   ------------
                                                                     12,277,335
                                                                   ------------
PUBLISHING & PRINTING -- 1.9%
  Playboy Enterprises, Inc. - Class B(b)                431,403       6,276,914
                                                                   ------------
RESTAURANTS -- 2.8%
  California Pizza Kitchen, Inc.(b)                      91,600       1,593,840
  CEC Entertainment, Inc.(b)(c)                          21,300         834,960
  RARE Hospitality International, Inc.(b)               130,950       3,261,965
  Sonic Corp.(b)                                         68,900       1,741,792
  The Cheesecake Factory, Inc.(b)(c)                     44,600       1,613,182
                                                                   ------------
                                                                      9,045,739
                                                                   ------------
RETAIL MERCHANDISING -- 7.5%
  Charlotte Russe Holding, Inc.(b)                       53,201         547,438
  CSK Auto Corp.(b)                                     409,200       6,309,864
  GameStop Corp.(b)                                     157,800       2,509,020
  Hollywood Entertainment Corp.(b)                      189,000       3,213,000
  Linens 'n Things, Inc.(b)                             122,300       2,908,294
  Pier 1 Imports, Inc.                                   89,100       1,714,284
  Reebok International Ltd.(c)                           48,600       1,624,698
  Too, Inc.(b)                                          104,100       1,533,393
  Tuesday Morning Corp.(b)                               61,252       1,704,643
  West Marine, Inc.(b)                                  132,700       2,527,935
                                                                   ------------
                                                                     24,592,569
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 5.8%
  Brooks Automation, Inc.(b)                             31,700         662,530
  Cirrus Logic, Inc.(b)                                 551,000       3,047,030
  Cymer, Inc.(b)                                         14,500         597,400
  Exar Corp.(b)                                          51,922         733,658
  GlobespanVirata, Inc.(b)(c)                           106,100         766,042
  Integrated Device Technology, Inc.(b)                 337,244       4,188,570
  Mindspeed Technologies, Inc.(b)                     1,025,600       5,527,984
  MKS Instruments, Inc.(b)                               49,600       1,074,336
  Semtech Corp.(b)(c)                                    45,200         834,392
  Veeco Instruments, Inc.(b)                             75,400       1,504,984
                                                                   ------------
                                                                     18,936,926
                                                                   ------------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
TELECOMMUNICATIONS -- 1.5%
  Anaren, Inc.(b)                                       257,200    $  3,281,872
  Inet Technologies, Inc.(b)                             97,600       1,262,944
  Powerwave Technologies, Inc.(b)                        67,686         448,081
                                                                   ------------
                                                                      4,992,897
                                                                   ------------
TRANSPORTATION -- 0.5%
  Laidlaw International, Inc.(b)                        163,120       1,606,732
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $257,249,267)                                               308,468,281
                                                                   ------------

                                                     PAR/SHARES
                                           MATURITY     (000)
                                           --------  ----------
CORPORATE BONDS -- 0.0%
AEROSPACE -- 0.0%
  TIMCO Aviation Services, Inc.
    8.00%(d)
  (Cost $1)                                01/01/07   $      1                1
                                                                   ------------
SHORT TERM INVESTMENTS -- 12.7%
  American Express Centurion AXP,
    Floating Rate Notes
    1.11%(e)                               12/12/03       2,298       2,298,288
    1.10%(e)                               01/27/04       3,221       3,220,902
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.07%(e)                               10/10/03       2,467       2,466,633
    1.08%(e)                               11/18/03         752         752,376
  Federal National Mortgage Association,
    Discount Notes
    0.97%                                  10/01/03       4,000       4,000,000
  Lexington Parker Capital Co.,
    Commercial Paper
    1.07%(e)                               10/07/03          76          76,027
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.27%(e)                               01/16/04         493         493,014
  National City Bank of Indiana, Floating
    Rate Notes
    1.08%(e)                               11/10/03       2,659       2,658,697
  Royal Bank of Canada, Time Deposit
    1.16%(e)                               10/01/03       2,110       2,110,330
  Southtrust Bank, Time Deposit
    1.13%(e)                               10/01/03         125         124,651
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(e)                               01/16/04       1,532       1,531,884
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(e)                               03/08/04       3,172       3,172,275
  Westdeutsche Landsbank International,
    Certificate of Deposit
    1.07%(e)                               09/23/04       1,523       1,522,990
  Galileo Money Market Fund                               6,221       6,220,683
  Institutional Money Market Trust(e)                    10,737      10,736,544
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $41,385,294)                                                 41,385,294
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $298,634,562(a))                                 107.1%     349,853,576

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $31,164,611 of payable upon return
  of securities loaned)                                   (7.1%)    (23,326,169)
                                                         ------    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)


AS OF SEPTEMBER 30, 2003                                               VALUE
                                                                   ------------
NET ASSETS (Applicable to 13,444,849
  Institutional shares, 1,989,621 Service
  shares, 8,920,303 Investor A shares,
  2,281,933 Investor B shares and
  1,075,557 Investor C shares
  outstanding)                                           100.0%    $326,527,407
                                                         ======    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($164,856,507 / 13,444,849)                                            $12.26
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($23,466,374 / 1,989,621)                                              $11.79
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($102,641,817 / 8,920,303)                                             $11.51
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($11.51 / 0.955)                                                       $12.05
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($24,166,533 / 2,281,933)                                              $10.59
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($11,396,176 / 1,075,557)                                              $10.60
                                                                         ======
------------
(a) Cost for Federal income tax purposes is $301,319,831. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $57,108,001
      Gross unrealized depreciation                                  (8,574,256)
                                                                    -----------
                                                                    $48,533,745
                                                                    ===========

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                          U.S. OPPORTUNITIES PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------     -----------
COMMON STOCKS -- 97.3%
BRAZIL -- 0.7%
  Companhia Vale do Rio Doce - ADR                       20,000     $   738,000
                                                                    -----------
UNITED STATES -- 96.6%
BANKS -- 2.7%
  BankAtlantic Bancorp, Inc. - Class A                   46,400         661,200
  City National Corp.                                    14,500         738,920
  Cullen/Frost Bankers, Inc.                             20,600         766,938
  New York Community Bancorp, Inc.                       16,566         521,995
                                                                    -----------
                                                                      2,689,053
                                                                    -----------
BROADCASTING -- 1.9%
  Hearst-Argyle Television, Inc.(b)                      27,300         660,660
  Media General, Inc. - Class A                           7,000         427,700
  XM Satellite Radio Holdings, Inc.(b)                   52,700         828,444
                                                                    -----------
                                                                      1,916,804
                                                                    -----------
BUSINESS SERVICES -- 5.3%
  Digitas, Inc.(b)                                      152,800       1,109,328
  Forrester Research, Inc.(b)                            22,100         316,693
  Labor Ready, Inc.(b)                                  100,100       1,006,005
  Manpower, Inc.                                         38,100       1,413,510
  Navigant Consulting, Inc.(b)                           37,400         460,394
  Pegasus Solutions, Inc.(b)                             67,800         937,674
                                                                    -----------
                                                                      5,243,604
                                                                    -----------
CHEMICALS -- 2.7%
  A. Schulman, Inc.                                      15,000         237,900
  Church & Dwight Co., Inc.                              21,800         762,782
  Georgia Gulf Corp.                                     23,500         548,725
  NOVA Chemicals Corp.                                   29,400         596,820
  The Lubrizol Corp.                                     16,100         522,445
                                                                    -----------
                                                                      2,668,672
                                                                    -----------
COMPUTER & OFFICE EQUIPMENT -- 2.1%
  Integrated Circuit Systems, Inc.(b)                    32,700         982,308
  Network Appliance, Inc.(b)                             20,000         410,600
  Pitney Bowes, Inc.                                     18,000         689,760
                                                                    -----------
                                                                      2,082,668
                                                                    -----------
COMPUTER SOFTWARE & SERVICES-- 7.5%
  Affiliated Computer Services, Inc. -
    Class A(b)                                           13,000         632,970
  Altiris, Inc.(b)                                       20,100         528,228
  Computer Associates International, Inc.                30,000         783,300
  Computer Sciences Corp.(b)                             20,000         751,400
  DoubleClick, Inc.(b)                                   69,400         747,438
  FileNET Corp.(b)                                       28,000         561,960
  Lawson Software, Inc.(b)                               74,000         524,660
  MicroStrategy, Inc. - Class A(b)                       12,900         593,529
  RSA Security, Inc.(b)                                  56,900         812,532
  SunGard Data Systems, Inc.(b)                          25,500         670,905
  Symantec Corp.(b)                                      13,500         850,770
                                                                    -----------
                                                                      7,457,692
                                                                    -----------
CONSTRUCTION -- 0.8%
  Chicago Bridge & Iron Co. NV - ADR                     28,000         760,480
                                                                    -----------
CONTAINERS -- 0.5%
  Smurfit-Stone Container Corp.(b)                       34,400         515,312
                                                                    -----------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------     -----------
ELECTRONICS -- 3.8%
  Amphenol Corp.(b)                                      23,000     $ 1,197,150
  Gemstar-TV Guide International, Inc.(b)               101,500         480,095
  GrafTech International Ltd.(b)                         45,000         360,000
  Harman International Industries, Inc.                   6,800         668,780
  L-3 Communications Holdings, Inc.(b)                   13,500         583,875
  TTM Technologies, Inc.(b)                              34,100         486,948
                                                                    -----------
                                                                      3,776,848
                                                                    -----------
ENERGY & UTILITIES -- 5.0%
  Consolidated Water Co. Ltd.                            16,100         285,775
  Constellation Energy Group, Inc.                       19,800         708,444
  Equitable Resources, Inc.                              21,000         863,100
  MDU Resources Group, Inc.                              31,200       1,053,936
  Pepco Holdings, Inc.                                   38,000         656,640
  PPL Corp.                                              22,100         904,995
  Sempra Energy                                          17,500         513,800
                                                                    -----------
                                                                      4,986,690
                                                                    -----------
ENTERTAINMENT & LEISURE -- 5.6%
  Alliance Gaming Corp.(b)                               51,800       1,050,504
  Hilton Hotels Corp.                                    64,500       1,046,190
  Leapfrog Enterprises, Inc.(b)                          24,200         919,600
  Mandalay Resort Group                                  15,900         629,799
  MGM Mirage(b)                                          15,100         551,905
  Station Casinos, Inc.                                  44,300       1,355,580
                                                                    -----------
                                                                      5,553,578
                                                                    -----------
FINANCE -- 4.2%
  Affiliated Managers Group, Inc.(b)                      9,000         565,200
  Ameritrade Holding Corp.(b)                           128,400       1,444,500
  ASTA Funding, Inc.                                     21,700         563,961
  Capital One Financial Corp.                             7,000         399,280
  CapitalSource, Inc.(b)                                  6,800         119,000
  E*TRADE Group, Inc.(b)                                114,000       1,055,640
                                                                    -----------
                                                                      4,147,581
                                                                    -----------
FOOD & AGRICULTURE -- 0.5%
  Ralcorp Holdings, Inc.(b)                              16,700         462,590
                                                                    -----------
INSURANCE -- 4.8%
  Axis Capital Holdings Ltd.                              8,200         204,590
  Infinity Property & Casualty Corp.                     32,200         905,142
  ProAssurance Corp.(b)                                  15,400         397,782
  Radian Group, Inc.                                     17,100         759,240
  Reinsurance Group of America, Inc.                     16,500         672,375
  Scottish Annuity & Life Holdings Ltd.                  21,000         507,150
  The Chubb Corp.                                        11,500         746,120
  The PMI Group, Inc.                                    15,200         513,000
                                                                    -----------
                                                                      4,705,399
                                                                    -----------
MACHINERY & HEAVY EQUIPMENT -- 1.2%
  Ingersoll-Rand Co. - Class A                           13,000         694,720
  W.W. Grainger, Inc.                                    10,200         485,010
                                                                    -----------
                                                                      1,179,730
                                                                    -----------
MANUFACTURING -- 3.6%
  A.O. Smith Corp.                                       12,200         341,722
  Kellwood Co.                                           14,900         498,405
  Pall Corp.                                             31,400         704,616
  Parker-Hannifin Corp.                                  13,000         581,100
  Rockwell Automation, Inc.                              36,600         960,750
  York International Corp.                               14,200         491,178
                                                                    -----------
                                                                      3,577,771
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONTINUED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------     -----------
COMMON STOCKS (CONTINUED)
MEDICAL & MEDICAL SERVICES -- 4.3%
  Aetna, Inc.                                            12,400     $   756,772
  Alkermes, Inc.(b)                                      59,000         809,480
  Biomet, Inc.                                           15,000         504,150
  Caremark Rx, Inc.(b)                                   30,300         684,780
  IMPAC Medical Systems, Inc.(b)                         21,800         390,002
  Molina Healthcare, Inc.(b)                             22,900         597,232
  Odyssey Healthcare, Inc.(b)                            16,650         496,503
                                                                    -----------
                                                                      4,238,919
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
  Bioject Medical Technologies, Inc. -
    Warrants (expiring 05/22/06)(b)(c)                   15,000             150
  Invitrogen Corp.(b)                                    27,500       1,594,725
                                                                    -----------
                                                                      1,594,875
                                                                    -----------
METALS & MINING -- 3.9%
  Century Aluminum Co.(b)                                89,500         971,075
  Freeport-McMoRan Copper & Gold, Inc. -
    Class B                                              28,300         936,730
  Inco Ltd.(b)                                           18,500         513,375
  Massey Energy Co.                                      45,000         598,500
  Phelps Dodge Corp.(b)                                  12,000         561,600
  United States Steel Corp.                              16,200         297,756
                                                                    -----------
                                                                      3,879,036
                                                                    -----------
MOTOR VEHICLES -- 1.2%
  BorgWarner, Inc.                                       11,500         780,275
  Navistar International Corp.(b)                        11,000         410,080
                                                                    -----------
                                                                      1,190,355
                                                                    -----------
OIL & GAS -- 5.9%
  BJ Services Co.(b)                                     27,000         922,590
  ENSCO International, Inc.                              17,500         469,350
  Key Energy Services, Inc.(b)                           85,000         820,250
  Nabors Industries Ltd.(b)                              24,000         894,240
  National-Oilwell, Inc.(b)                              28,400         515,176
  Noble Energy, Inc.                                     19,000         727,700
  Patterson-UTI Energy, Inc.(b)                          13,800         373,566
  Rowan Cos., Inc.(b)                                    43,700       1,074,146
                                                                    -----------
                                                                      5,797,018
                                                                    -----------
PHARMACEUTICALS -- 7.8%
  Andrx Corp.(b)                                         25,800         477,558
  Angiotech Pharmaceuticals, Inc.(b)                     18,500         807,525
  Biovail Corp.(b)                                       19,300         716,995
  Celgene Corp.(b)                                       14,500         628,285
  Hollis-Eden Pharmaceuticals, Inc. -
    Warrants (expiring 12/11/03)(b)(c)                   36,667         445,871
  Impax Laboratories, Inc.(b)                             2,313          28,935
  IVAX Corp.(b)                                          23,000         450,800
  Medicis Pharmaceutical Corp. - Class A                  8,900         521,540
  Neurocrine Biosciences, Inc.(b)                         8,500         420,920
  NPS Pharmaceuticals, Inc.(b)                            9,600         267,360
  PRAECIS Pharmaceuticals, Inc.(b)                      142,200         954,162
  Shire Pharmaceuticals Group PLC -
    ADR(b)                                               23,700         524,007
  SICOR, Inc.(b)                                         29,000         559,120
  Trimeris, Inc.(b)                                      11,800         297,006
  Vicuron Pharmaceuticals, Inc.(b)                       34,300         607,110
                                                                    -----------
                                                                      7,707,194
                                                                    -----------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------     -----------
PUBLISHING & PRINTING -- 1.5%
  Meredith Corp.                                         18,400     $   849,528
  PRIMEDIA, Inc.(b)                                     221,900         632,415
                                                                    -----------
                                                                      1,481,943
                                                                    -----------
RETAIL MERCHANDISING -- 4.0%
  Abercrombie & Fitch Co. - Class A(b)                   16,400         454,444
  AnnTaylor Stores Corp.(b)                              20,000         642,800
  Best Buy Co., Inc.(b)                                  17,700         841,104
  Cache, Inc.(b)                                         40,200         820,080
  OfficeMax, Inc.(b)                                     60,200         564,074
  Polo Ralph Lauren Corp.                                21,900         587,358
                                                                    -----------
                                                                      3,909,860
                                                                    -----------
SECURITY BROKERS & DEALERS -- 1.5%
  Knight Trading Group, Inc.(b)                          65,000         744,250
  T. Rowe Price Group, Inc.                              18,300         755,058
                                                                    -----------
                                                                      1,499,308
                                                                    -----------
SEMICONDUCTORS & RELATED DEVICES -- 5.7%
  Agere Systems, Inc. - Class A(b)                      337,800       1,037,046
  AMIS Holdings, Inc.(b)                                 10,700         197,522
  Exar Corp.(b)                                          50,500         713,565
  Hifn, Inc.(b)                                             755           5,560
  International Rectifier Corp.(b)                       27,700       1,037,088
  Mindspeed Technologies, Inc.(b)                        30,900         166,551
  Novellus Systems, Inc.(b)                              15,800         533,250
  PMC-Sierra, Inc.(b)                                    43,000         567,213
  Sigmatel, Inc.(b)                                      27,900         575,019
  Silicon Storage Technology, Inc.(b)                    93,000         813,750
                                                                    -----------
                                                                      5,646,564
                                                                    -----------
SOAPS & COSMETICS -- 1.5%
  Estee Lauder Cos., Inc.                                27,400         934,340
  International Flavors & Fragrances, Inc.               15,000         496,200
                                                                    -----------
                                                                      1,430,540
                                                                    -----------
TELECOMMUNICATIONS -- 3.2%
  Comverse Technology, Inc.(b)                           32,100         480,216
  Harris Corp.                                           15,000         536,850
  Nextel Partners, Inc. - Class A(b)                     85,000         667,250
  NII Holdings, Inc. - Class B(b)                         5,800         346,202
  Sprint Corp. (PCS Group)(b)                           102,900         589,617
  Sycamore Networks, Inc.(b)                            100,400         491,960
                                                                    -----------
                                                                      3,112,095
                                                                    -----------
TRANSPORTATION -- 1.9%
  CSX Corp.                                              19,100         558,675
  Pacer International, Inc.(b)                           34,000         677,620
  Trinity Industries, Inc.                               26,100         674,685
                                                                    -----------
                                                                      1,910,980
                                                                    -----------
WASTE MANAGEMENT -- 0.4%
  Waste Connections, Inc.(b)                             11,800         414,062
                                                                    -----------
                                                                     95,537,221
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $82,730,607)                                                 96,275,221
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONCLUDED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------     -----------
SHORT TERM INVESTMENTS -- 3.4%
  Galileo Money Market Fund
  (Cost $3,390,770)                                   3,390,770     $ 3,390,770
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $86,121,377(a))                                  100.7%      99,665,991

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                            (0.7%)       (731,215)
                                                         ------     -----------
NET ASSETS (Applicable to 436,902
  Institutional shares, 25,903 Service
  shares, 1,809,817 Investor A shares,
  2,654,133 Investor B shares and
  1,336,589 Investor C shares outstanding)               100.0%     $98,934,776
                                                         ======     ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($7,235,411 / 436,902)                                                 $16.56
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($421,422 / 25,903)                                                    $16.27
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($29,258,093 / 1,809,817)                                              $16.17
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($16.17 / 0.950)                                                       $17.02
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($41,258,914 / 2,654,133)                                              $15.55
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($20,760,936 / 1,336,589)                                              $15.53
                                                                         ======
------------
(a) Cost for Federal income tax purposes is $86,254,151. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $14,895,537
      Gross unrealized depreciation                                  (1,483,697)
                                                                    -----------
                                                                    $13,411,840
                                                                    ===========

(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------     -----------
COMMON STOCKS -- 93.3%
CANADA -- 1.9%
  Biovail Corp.(b)                                       18,200     $   676,130
                                                                    -----------
FINLAND -- 2.0%
  Nokia Corp. - ADR                                      45,400         708,240
                                                                    -----------
ITALY -- 0.5%
  Tiscali SPA(b)                                         27,000         164,132
                                                                    -----------
JAPAN -- 1.2%
  Chugai Pharmaceutical Co. Ltd.                         16,500         205,742
  Nippon Electric Glass Co. Ltd.                         14,600         224,133
                                                                    -----------
                                                                        429,875
                                                                    -----------
SINGAPORE -- 1.1%
  Flextronics International Ltd.(b)                      26,300         372,934
                                                                    -----------
SOUTH KOREA -- 4.5%
  Samsung Electronics Co. Ltd.                            2,000         681,650
  Seoul Semiconductor Co. Ltd.                           22,900         303,634
  Testech, Inc.(b)                                      112,350         201,227
  You Eal Electronics Co. Ltd.                           14,000         404,730
                                                                    -----------
                                                                      1,591,241
                                                                    -----------
SWEDEN -- 0.9%
  Biacore International AB                               12,800         308,607
                                                                    -----------
TAIWAN -- 3.5%
  AmTRAN Technology Co. Ltd.                            177,000         167,897
  Compal Electronics, Inc.                              172,500         242,886
  Lite-On Technology Corp.                              229,935         247,418
  Phoenix Precision Technology Corp.(b)                 240,000         150,111
  Quanta Computer, Inc.                                  82,500         201,756
  Sampo Corp.(b)                                        400,000         169,557
  Zyxel Communications Corp.                             19,050          41,505
                                                                    -----------
                                                                      1,221,130
                                                                    -----------
UNITED KINGDOM -- 0.4%
  Shire Pharmaceuticals Group PLC -
    ADR(b)                                                7,000         154,770
                                                                    -----------
UNITED STATES -- 77.3%
BROADCASTING -- 1.1%
  Sirius Satellite Radio, Inc.(b)                        69,900         127,917
  XM Satellite Radio Holdings, Inc.(b)                   16,400         257,808
                                                                    -----------
                                                                        385,725
                                                                    -----------
BUSINESS SERVICES -- 3.7%
  Accenture Ltd.(b)                                      28,400         634,456
  Digitas, Inc.(b)                                       48,800         354,288
  Pegasus Solutions, Inc.(b)                             22,000         304,260
                                                                    -----------
                                                                      1,293,004
                                                                    -----------
COMPUTER & OFFICE EQUIPMENT -- 9.6%
  Cisco Systems, Inc.(b)                                 35,000         683,900
  Hewlett-Packard Co.                                    29,000         561,440
  Integrated Circuit Systems, Inc.(b)                    10,700         321,428
  International Business Machines Corp.                   7,400         653,642
  Lexmark International, Inc.(b)                          5,300         333,953
  Maxtor Corp.(b)                                        34,900         424,733
  Pitney Bowes, Inc.                                     10,200         390,864
                                                                    -----------
                                                                      3,369,960
                                                                    -----------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------     -----------
COMPUTER SOFTWARE & SERVICES -- 17.2%
  Affiliated Computer Services, Inc. -
    Class A(b)                                            6,000     $   292,140
  Avocent Corp.(b)                                       12,200         369,538
  Citrix Systems, Inc.(b)                                12,200         269,376
  Computer Sciences Corp.(b)                              6,700         251,719
  Documentum, Inc.(b)                                    13,800         294,078
  EarthLink, Inc.(b)                                     28,000         230,440
  Emulex Corp.(b)                                         8,200         208,854
  Juniper Networks, Inc.(b)                              16,000         238,720
  Lawson Software, Inc.(b)                               35,500         251,695
  McDATA Corp. - Class A(b)                              28,800         344,736
  Microsoft Corp.                                        25,900         719,761
  MicroStrategy, Inc. - Class A(b)                        8,700         400,287
  NetScreen Technologies, Inc.(b)                        16,200         360,126
  Oracle Corp.(b)                                        28,600         320,892
  SeaChange International, Inc.(b)                       19,200         240,576
  Siebel Systems, Inc.(b)                                25,700         249,804
  SonicWALL, Inc.(b)                                     40,000         231,600
  Symantec Corp.(b)                                       3,100         195,362
  TIBCO Software, Inc.(b)                                47,100         251,985
  VeriSign, Inc.(b)                                      20,800         280,176
                                                                    -----------
                                                                      6,001,865
                                                                    -----------
ELECTRONICS -- 3.9%
  Intel Corp.                                            30,200         830,802
  Maxim Integrated Products, Inc.                         9,000         355,500
  TTM Technologies, Inc.(b)                              12,200         174,216
                                                                    -----------
                                                                      1,360,518
                                                                    -----------
MACHINERY & HEAVY EQUIPMENT -- 0.6%
  Axcelis Technologies, Inc.(b)                          26,900         222,194
                                                                    -----------
MEASURING & CONTROLLING DEVICES -- 1.0%
  KLA-Tencor Corp.(b)                                     6,800         349,520
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 6.0%
  Aetna, Inc.                                             4,200         256,326
  Alkermes, Inc.(b)                                      13,500         185,220
  Amgen, Inc.(b)                                          4,900         316,393
  Antigenics, Inc.(b)                                    13,200         161,040
  Caremark Rx, Inc.(b)                                   18,900         427,140
  IMPAC Medical Systems, Inc.(b)                          6,400         114,496
  LifePoint Hospitals, Inc.(b)                           10,200         245,310
  Molina Healthcare, Inc.(b)                              7,400         192,992
  Per-Se Technologies, Inc.(b)                           11,300         180,800
                                                                    -----------
                                                                      2,079,717
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 2.4%
  Aclara Biosciences, Inc.(b)                            48,200         190,872
  Boston Scientific Corp.(b)                              3,200         204,160
  Invitrogen Corp.(b)                                     7,900         458,121
                                                                    -----------
                                                                        853,153
                                                                    -----------
PHARMACEUTICALS -- 13.2%
  Amylin Pharmaceuticals, Inc.(b)                         7,500         211,800
  Andrx Corp.(b)                                         11,100         205,461
  Angiotech Pharmaceuticals, Inc.(b)                      5,700         248,805
  Biogen, Inc.(b)                                         7,900         302,017
  Celgene Corp.(b)                                        4,300         186,319
  Cephalon, Inc.(b)                                       4,700         215,824
  Endo Pharmaceuticals Holdings, Inc.(b)                 11,500         235,175
  Forest Laboratories, Inc.(b)                            7,800         401,310
  Hollis-Eden Pharmaceuticals, Inc. -
    Warrants (expiring 12/11/03)(b)(c)                   10,000         121,600


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
         GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONCLUDED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------     -----------
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
  ILEX Oncology, Inc.(b)                                 21,400     $   355,454
  Impax Laboratories, Inc.(b)                            12,841         160,641
  Lexicon Genetics, Inc.(b)                              44,800         231,168
  Medicines Co.(b)                                        6,200         161,200
  Medicis Pharmaceutical Corp. - Class A                  4,000         234,400
  Neurocrine Biosciences, Inc.(b)                         4,100         203,032
  NPS Pharmaceuticals, Inc.(b)                            3,400          94,690
  OSI Pharmaceuticals, Inc.(b)                            6,000         194,820
  PRAECIS Pharmaceuticals, Inc.(b)                       55,800         374,418
  Trimeris, Inc.(b)                                       7,000         176,190
  Vertex Pharmaceuticals, Inc.(b)                        10,400         127,920
  Vicuron Pharmaceuticals, Inc.(b)                       10,300         182,310
                                                                    -----------
                                                                      4,624,554
                                                                    -----------
SEMICONDUCTORS & RELATED DEVICES -- 13.3%
  Agere Systems, Inc. - Class A(b)                      112,000         343,840
  AMIS Holdings, Inc.(b)                                  3,800          70,148
  Applied Materials, Inc.(b)                             19,100         346,474
  ATMI, Inc.(b)                                          15,900         401,793
  Caliper Technologies Corp.(b)                          42,900         268,125
  GlobespanVirata, Inc.(b)                               39,200         283,024
  International Rectifier Corp.(b)                       14,200         531,648
  Linear Technology Corp.                                 9,100         325,871
  Micron Technology, Inc.(b)                             13,200         177,144
  National Semiconductor Corp.(b)                        10,600         342,274
  Novellus Systems, Inc.(b)                               7,800         263,250
  Sigmatel, Inc.(b)                                      10,000         206,100
  Skyworks Solutions, Inc.(b)                            28,500         259,350
  Texas Instruments, Inc.                                17,600         401,280
  Varian Semiconductor Equipment
    Associates, Inc.(b)                                  11,300         423,185
                                                                    -----------
                                                                      4,643,506
                                                                    -----------
TELECOMMUNICATIONS -- 5.3%
  Harris Corp.                                           10,500         375,795
  Mastec, Inc.(b)                                        26,200         254,140
  Motorola, Inc.                                         18,400         220,248
  QUALCOMM, Inc.                                          6,600         274,824
  Somera Communications, Inc.(b)                         81,300         148,779
  Tekelec(b)                                             22,500         351,225
  Westell Technologies, Inc. - Class A(b)                31,100         232,939
                                                                    -----------
                                                                      1,857,950
                                                                    -----------
                                                                     27,041,666
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $27,744,009)                                                 32,668,725
                                                                    -----------


                                                     PAR/SHARES
                                           MATURITY     (000)          VALUE
                                           --------  ----------     -----------
SHORT TERM INVESTMENTS -- 7.9%
  Federal Home Loan Bank,
    Discount Notes
    1.00%                                  10/01/03      $1,000     $ 1,000,000
  Galileo Money Market Fund                               1,742       1,742,222
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $2,742,222)                                                   2,742,222
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $30,486,231(a))                                  101.2%      35,410,947

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                            (1.2%)       (406,106)
                                                         ------     -----------
NET ASSETS (Applicable to 516,208
  Institutional shares, 19,990 Service
  shares, 2,121,050 Investor A shares,
  3,174,679 Investor B shares and
  767,501 Investor C shares outstanding)                 100.0%     $35,004,841
                                                         ======     ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($2,820,513 / 516,208)                                                  $5.46
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($108,228 / 19,990)                                                     $5.41
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($11,405,837 / 2,121,050)                                               $5.38
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($5.38 / 0.950)                                                         $5.66
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($16,645,864 / 3,174,679)                                               $5.24
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($4,024,399 / 767,501)                                                  $5.24
                                                                          =====
--------------
(a) Cost for Federal income tax purposes is $30,598,475. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                  $5,605,064
      Gross unrealized depreciation                                    (792,592)
                                                                     ----------
                                                                     $4,812,472
                                                                     ==========
(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                            EUROPEAN EQUITY PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------      ----------
COMMON STOCKS -- 99.0%
DENMARK -- 2.0%
  Novo Nordisk A/S - Class B                              2,957      $  108,983
                                                                     ----------
FINLAND -- 3.7%
  Nokia OYJ                                              13,159         202,588
                                                                     ----------
FRANCE -- 16.5%
  Axa                                                     5,750          96,893
  BNP Paribas SA                                          2,822         138,356
  Carrefour SA                                            2,761         138,902
  Compagnie de Saint-Gobain                               2,680          98,530
  Essilor International SA                                2,665         115,265
  Lafarge SA                                              1,846         119,634
  Total Fina Elf SA                                       1,243         187,601
                                                                     ----------
                                                                        895,181
                                                                     ----------
GERMANY -- 5.4%
  Deutsche Bank AG                                        2,143         130,397
  Siemens AG                                              2,715         161,692
                                                                     ----------
                                                                        292,089
                                                                     ----------
ITALY -- 1.7%
  Riunione Adriatica di Sicurta SpA                       6,157          93,929
                                                                     ----------
NETHERLANDS -- 11.9%
  ING Groep NV                                            5,152          94,376
  Koninklijke KPN NV(b)                                  13,143          98,416
  Reed Elsevier NV                                       12,471         140,874
  Royal Dutch Petroleum NV                                5,111         224,451
  TNT Post Group NV                                       4,705          88,928
                                                                     ----------
                                                                        647,045
                                                                     ----------
NORWAY -- 1.3%
  Statoil ASA                                             7,670          68,755
                                                                     ----------
SPAIN -- 8.9%
  Altadis SA                                              4,415         108,742
  Banco Bilbao Vizcaya Argentaria SA                     12,140         125,260
  Iberdrola SA                                            5,324          89,591
  Telefonica SA                                          13,725         162,072
                                                                     ----------
                                                                        485,665
                                                                     ----------
SWEDEN -- 3.2%
  Assa Abloy AB - Class B                                   830           7,296
  Atlas Copco AB - Class A                                2,975          87,303
  Securitas AB - Class B                                  6,679          81,163
                                                                     ----------
                                                                        175,762
                                                                     ----------
SWITZERLAND -- 17.4%
  ABB Ltd.(b)                                            19,508         107,834
  Credit Suisse Group                                     4,635         148,284
  Novartis AG                                             4,138         160,114
  Roche Holding AG                                        2,563         212,511
  Syngenta AG                                             1,214          65,819
  UBS AG                                                  3,302         185,274
  Zurich Financial Services AG(b)                           502          62,720
                                                                     ----------
                                                                        942,556
                                                                     ----------


                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------      ----------
UNITED KINGDOM -- 27.0%
  BP PLC                                                 25,189      $  172,837
  British Sky Broadcasting Group PLC(b)                  12,446         127,065
  Centrica PLC                                           39,211         118,239
  HSBC Holdings PLC                                      21,479         283,163
  Kingfisher PLC                                         26,902         116,654
  Royal Bank of Scotland Group PLC                        7,512         190,951
  Scottish & Newcastle PLC                               13,901          81,353
  Unilever PLC                                           11,964         102,168
  Vodafone Group PLC                                    136,414         271,967
                                                                     ----------
                                                                      1,464,397
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $4,919,484)                                                   5,376,950
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $4,919,484(a))                                    99.0%       5,376,950

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                              1.0%          55,086
                                                         ------      ----------
NET ASSETS (Applicable to 584,147
  Institutional shares, 10 Service shares,
  81,316 Investor A shares, 186,725
  Investor B shares and 49,896
  Investor C shares outstanding)                         100.0%      $5,432,036
                                                         ======      ==========
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  INVESTOR A SHARE
  ($4,025,971 / 665,473)                                                  $6.05
                                                                          =====
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                                       $6.05
                                                                          =====
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($6.05 / 0.950)                                                         $6.37
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($1,109,393 / 186,725)                                                  $5.94
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($296,672 / 49,896)                                                     $5.95
                                                                          =====
------------
(a) Cost for Federal income tax purposes is $5,221,929. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                   $ 554,833
      Gross unrealized depreciation                                    (399,812)
                                                                      ---------
                                                                      $ 155,021
                                                                      =========
(b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                         INTERNATIONAL EQUITY PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS -- 98.3%
AUSTRALIA -- 2.9%
  Orica Ltd.                                            179,000    $  1,453,885
  Promina Group Ltd.                                    958,999       2,025,202
                                                                   ------------
                                                                      3,479,087
                                                                   ------------
BRAZIL -- 1.2%
  Companhia Vale do Rio Doce - ADR                       38,439       1,418,399
                                                                   ------------
CANADA -- 1.3%
  Suncor Energy, Inc.                                    87,044       1,608,056
                                                                   ------------
DENMARK -- 1.8%
  Novo Nordisk A/S - Class B                             59,615       2,197,156
                                                                   ------------
FINLAND -- 1.6%
  Nokia OYJ                                             126,186       1,942,680
                                                                   ------------
FRANCE -- 8.8%
  BNP Paribas SA                                         53,108       2,603,758
  Carrefour SA                                           32,055       1,612,642
  Compagnie de Saint-Gobain                              57,081       2,098,576
  Essilor International SA                               49,052       2,121,569
  Lafarge SA                                             32,925       2,133,779
                                                                   ------------
                                                                     10,570,324
                                                                   ------------
GERMANY -- 2.9%
  BASF AG                                                40,020       1,757,021
  Deutsche Bank AG                                       29,035       1,766,716
                                                                   ------------
                                                                      3,523,737
                                                                   ------------
GREECE -- 3.4%
  EFG Eurobank Ergasias                                 129,071       2,056,238
  Greek Organization of Football
    Prognostics                                         170,349       2,079,023
                                                                   ------------
                                                                      4,135,261
                                                                   ------------
HONG KONG -- 1.9%
  BOC Hong Kong Holdings Ltd.                           425,000         614,685
  Sun Hung Kai Properties Ltd.                          212,000       1,717,891
                                                                   ------------
                                                                      2,332,576
                                                                   ------------
ITALY -- 1.5%
  Riunione Adriatica di Sicurta SpA                     119,250       1,819,233
                                                                   ------------
JAPAN -- 20.0%
  Bridgestone Corp.(c)                                  126,000       1,686,166
  Chugai Pharmaceutical Co. Ltd.                        161,600       2,015,028
  Dentsu, Inc.                                              244       1,015,620
  Fuji Photo Film Co. Ltd.                               58,000       1,702,905
  Ito-Yokado Co. Ltd.                                    43,000       1,431,858
  Kyocera Corp.                                          25,200       1,488,788
  Matsushita Electric Industrial Co. Ltd.               170,000       2,046,726
  Millea Holdings, Inc.                                     104       1,172,985
  Mitsubishi Corp.(c)                                   282,000       2,415,737
  Mitsui Fudosan Co. Ltd.                               247,000       2,188,874
  Nomura Holdings, Inc.                                 162,000       2,610,214
  NSK Ltd.                                              365,000       1,431,052
  NTT Docomo, Inc.                                          841       2,055,167
  Obayashi Corp.                                        189,000         769,771
                                                                   ------------
                                                                     24,030,891
                                                                   ------------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
NETHERLANDS -- 7.6%
  ING Groep NV                                          110,819    $  2,030,025
  Koninklijke KPN NV(b)                                 219,453       1,643,278
  Reed Elsevier NV                                      174,665       1,973,041
  TNT Post Group NV                                      88,089       1,664,941
  Verenigde Nederlandse
    Uitgeversbedrijven NV                                63,060       1,848,399
                                                                   ------------
                                                                      9,159,684
                                                                   ------------
NORWAY -- 2.0%
  Statoil ASA                                           263,509       2,362,145
                                                                   ------------
SINGAPORE -- 1.8%
  Keppel Corp. Ltd.                                     710,800       2,158,836
                                                                   ------------
SOUTH AFRICA -- 1.2%
  Gold Fields Ltd.                                      103,471       1,481,130
                                                                   ------------
SOUTH KOREA -- 1.1%
  Kookmin Bank - ADR                                     40,400       1,329,160
                                                                   ------------
SPAIN -- 7.4%
  Altadis SA                                             66,823       1,645,868
  Banco Bilbao Vizcaya Argentaria SA                    192,686       1,988,119
  Iberdrola SA                                          115,489       1,943,421
  Telefonica SA                                         284,256       3,356,651
                                                                   ------------
                                                                      8,934,059
                                                                   ------------
SWEDEN -- 2.2%
  Assa Abloy AB - Class B                                 5,465          48,041
  Atlas Copco AB - Class A                               40,065       1,175,732
  Securitas AB - Class B                                119,701       1,454,598
                                                                   ------------
                                                                      2,678,371
                                                                   ------------
SWITZERLAND -- 9.4%
  ABB Ltd.(b)                                           417,864       2,309,812
  Roche Holding AG                                       60,374       5,005,909
  UBS AG                                                 53,315       2,991,482
  Zurich Financial Services AG(b)                         8,125       1,015,141
                                                                   ------------
                                                                     11,322,344
                                                                   ------------
TAIWAN -- 0.7%
  AU Optronics Corp.(b)                                 600,000         768,341
                                                                   ------------
THAILAND -- 2.7%
  Advanced Info Service Public Co. Ltd.
    (Foreign Shares)                                    863,000       1,318,383
  Siam Cement Public Co. Ltd.
    (Foreign Shares)                                    367,217       1,857,697
                                                                   ------------
                                                                      3,176,080
                                                                   ------------
UNITED KINGDOM -- 14.9%
  BP PLC                                                787,732       5,405,104
  British Sky Broadcasting Group
    PLC(b)                                              198,404       2,025,573
  Centrica PLC                                          858,530       2,588,854
  Kingfisher PLC                                        612,096       2,654,213
  MMO2 PLC(b)                                         1,520,698       1,446,419
  Royal Bank of Scotland Group PLC                      150,157       3,816,915
                                                                   ------------
                                                                     17,937,078
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $102,499,143)                                               118,364,628
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                   INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
SHORT TERM INVESTMENTS -- 1.3%
  Institutional Money Market Trust(d)
  (Cost $1,548,000)                                   1,548,000    $  1,548,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $104,047,143(a))                                  99.6%     119,912,628

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                           0.4%         526,930
                                                         ------    ------------
NET ASSETS (Applicable to 10,711,280
  Institutional shares, 2,808,992 Service
  shares, 1,594,683 Investor A shares,
  334,176 Investor B shares and
  128,549 Investor C shares outstanding)                 100.0%    $120,439,558
                                                         ======    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($83,521,321 / 10,711,280)                                              $7.80
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($21,514,124 / 2,808,992)                                               $7.66
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($12,054,271 / 1,594,683)                                               $7.56
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($7.56 / 0.950)                                                         $7.96
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($2,410,917 / 334,176)                                                  $7.21
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($938,925 / 128,549)                                                    $7.30
                                                                          =====
------------
(a) Cost for Federal income tax purposes is $111,460,800. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $17,114,243
      Gross unrealized depreciation                                  (8,662,415)
                                                                    -----------
                                                                    $ 8,451,828
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                      INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS -- 94.1%
AUSTRALIA -- 2.1%
  BHP Steel Ltd.                                        235,000    $    796,895
  Wesfarmers Ltd.                                        90,000       1,652,068
  WMC Resources Ltd.(b)                                 260,000         777,842
                                                                   ------------
                                                                      3,226,805
                                                                   ------------
AUSTRIA -- 0.6%
  Erste Bank der oesterreichischen
    Sparkassen AG                                         8,800         890,043
                                                                   ------------
BELGIUM -- 1.2%
  Mobistar SA(b)                                         18,000         905,345
  Umicore                                                17,200       1,001,514
                                                                   ------------
                                                                      1,906,859
                                                                   ------------
BRAZIL -- 1.8%
  Companhia Vale do Rio Doce - ADR                       33,000       1,217,700
  Votorantim Celulose e Papel SA                     29,600,000       1,552,722
                                                                   ------------
                                                                      2,770,422
                                                                   ------------
CANADA -- 4.6%
  Angiotech Pharmaceuticals, Inc.(b)                     28,500       1,242,464
  Biovail Corp.(b)(c)                                    19,000         705,850
  CI Fund Management, Inc.                               79,200         817,554
  Falconbridge Ltd.                                      62,000       1,032,369
  Inco Ltd.(b)                                           28,100         780,451
  Magna International, Inc.                              17,000       1,226,550
  Molson, Inc. - Class A                                 36,300         895,758
  Tembec, Inc.(b)                                        80,000         482,563
                                                                   ------------
                                                                      7,183,559
                                                                   ------------
DENMARK -- 0.9%
  Group 4 Falck A/S                                      63,000       1,363,506
                                                                   ------------
FRANCE -- 2.6%
  Air France                                             47,700         728,804
  Business Objects SA - ADR(b)(c)                        32,200         803,390
  Christian Dior SA                                       9,100         453,251
  JC Decaux SA(b)                                        61,300         861,641
  Neopost SA                                             21,400         991,872
  Publicis Groupe SA                                      9,800         269,109
  Technip - Coflexip SA                                      46           4,505
                                                                   ------------
                                                                      4,112,572
                                                                   ------------
GERMANY -- 3.6%
  AMB Generali Holdings AG                               12,900         766,158
  Bilfinger Berger AG                                    18,000         500,990
  Celesio AG                                             17,500         714,306
  Continental AG                                         32,000         931,641
  MAN AG                                                 50,800       1,084,388
  Salzgitter AG                                          58,300         522,779
  ThyssenKrupp AG                                        79,400       1,065,201
                                                                   ------------
                                                                      5,585,463
                                                                   ------------
GREECE -- 1.2%
  Alpha Bank AE                                          52,400       1,081,318
  Coca-Cola Hellenic Bottling Co. SA                     45,200         871,681
                                                                   ------------
                                                                      1,952,999
                                                                   ------------
HONG KONG -- 5.4%
  Beijing Datang Power Generation Co.
    Ltd. - Class H                                    2,016,000       1,093,417
  China Merchants Holdings International
    Co. Ltd.                                            520,000         597,640


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
HONG KONG (CONTINUED)
  China Southern Airlines Co. Ltd. -
    Class H(b)                                        2,126,000    $    720,673
  Cosco Pacific Ltd.                                    622,000         706,837
  Esprit Holdings Ltd.                                  227,900         693,076
  Hong Kong Exchanges & Clearing Ltd.                   764,000       1,627,883
  Hysan Development Co. Ltd.                            200,000         258,271
  Lee & Man Paper Manufacturing
    Ltd.(b)                                             280,800         164,082
  Li & Fung Ltd.                                        295,000         468,568
  Shangri-La Asia Ltd.                                  507,000         441,934
  Television Broadcasts Ltd.                            150,000         674,088
  Tsingtao Brewery Co. Ltd. - Class H                 1,084,600         959,414
                                                                   ------------
                                                                      8,405,883
                                                                   ------------
INDIA -- 3.6%
  Bank of Baroda                                        197,600         589,997
  Bharat Heavy Electricals Ltd.                         125,000       1,049,668
  Canara Bank Ltd.                                      180,000         482,058
  Maruti Udyog Ltd.(b)                                  155,800         781,338
  Punjab National Bank Ltd.                             159,400         582,588
  Ranbaxy Laboratories Ltd.                              68,800       1,342,279
  Tata Engineering & Locomotive Co.
    Ltd                                                 130,700         840,164
                                                                   ------------
                                                                      5,668,092
                                                                   ------------
INDONESIA -- 0.8%
  PT Telekomunikasi Indonesia                         1,800,000       1,222,156
                                                                   ------------
IRELAND -- 1.0%
  Anglo Irish Bank Corp. PLC                             80,300         866,870
  Depfa Bank PLC                                          7,500         727,815
                                                                   ------------
                                                                      1,594,685
                                                                   ------------
ISRAEL -- 1.0%
  Taro Pharmaceutical Industries Ltd.(b)                 26,800       1,510,448
                                                                   ------------
ITALY -- 3.0%
  Arnoldo Mondadori Editore SpA                          95,000         708,047
  Autostrada Torino-Milano SpA                           54,300         700,013
  Bulgari SpA                                           174,700       1,403,785
  Merloni Elettrodomestici SpA                           41,500         607,977
  Saipem SpA                                            158,500       1,194,241
                                                                   ------------
                                                                      4,614,063
                                                                   ------------
JAPAN -- 19.4%
  Aica Kogyo Co. Ltd.                                    87,400         887,183
  Aisin Seiki Co. Ltd.                                   62,000         900,184
  Bandai Co. Ltd.(b)                                     22,500         570,984
  Bandai Co. Ltd.                                        22,500         574,005
  Calsonic Kansei Corp.                                 143,000         947,232
  Chugai Pharmaceutical Co. Ltd.                         88,700       1,106,021
  Daiwa House Industry Co. Ltd.                         119,200       1,087,274
  Don Quijote Co. Ltd.                                   18,000         916,797
  Fast Retailing Co. Ltd.                                20,000         941,682
  Funai Electric Co. Ltd.                                 6,000         800,251
  Hisamitsu Pharmaceutical Co., Inc.                     30,000         375,688
  Kuroda Electric Co. Ltd.                               19,100         594,978
  Minebea Co. Ltd.                                      180,000         934,521
  Mitsui Mining & Smelting Co. Ltd.                     170,000         602,605
  Nippon Electric Glass Co. Ltd.                         40,900         627,879
  Nippon Unipac Holding                                     160         754,778
  Nippon Yusen Kabushiki Kaisha                         245,300         968,333
  Nitori Co. Ltd.                                         9,890         706,460
  Nitto Denko Corp.                                      45,000       1,945,576
  NOK Corp.                                              28,500       1,038,312
  NSK Ltd.                                              210,000         823,345


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
  Obic Co. Ltd.                                           4,500    $    901,088
  Oji Paper Co. Ltd.                                    130,000         724,970
  Sato Corp.                                             40,000         887,974
  Shinko Electric Industries Co. Ltd.                    50,000       1,271,092
  Shiseido Co. Ltd.                                      40,200         458,442
  Sumitomo Metal Mining Co. Ltd.                        175,000         892,897
  The Bank of Yokohama Ltd.                             200,000         762,655
  Toyoda Gosei Co. Ltd.                                  49,200       1,052,571
  Uniden Corp.                                           50,200         707,289
  Victor Company of Japan Ltd.(b)                       102,600         956,982
  Yamada Denki Co. Ltd.                                  69,000       2,038,222
  Yamaha Corp.                                           50,000         946,605
  YASKAWA Electric Corp.(b)                              90,000         550,239
                                                                   ------------
                                                                     30,255,114
                                                                   ------------
MALAYSIA -- 0.4%
  Resorts World Berhad                                  240,000         600,003
                                                                   ------------
NETHERLANDS -- 5.2%
  ASM International NV(b)                                50,000         742,401
  DSM NV                                                 36,200       1,718,309
  Euronext NV                                            60,600       1,475,656
  IHC Caland NV                                          24,800       1,276,534
  Koninklijke KPN NV(b)                                 140,000       1,048,329
  Koninklijke Luchvaart Maatschappij NV                  34,300         537,648
  Vedior NV                                             107,700       1,311,916
                                                                   ------------
                                                                      8,110,793
                                                                   ------------
PORTUGAL -- 2.0%
  Brisa Auto Estradas de Portugal SA                    214,000       1,248,562
  PT Multimedia - Servicos de
    Telecomunicacoes e Multimedia
    SGPS SA(b)                                          116,400       1,941,129
                                                                   ------------
                                                                      3,189,691
                                                                   ------------
RUSSIA -- 1.4%
  AO VimpelCom - ADR(b)                                  14,300         870,298
  Mobile Telesystems - ADR                               19,100       1,404,805
                                                                   ------------
                                                                      2,275,103
                                                                   ------------
SINGAPORE -- 0.4%
  People's Food Holdings Ltd.                         1,050,000         564,918
                                                                   ------------
SOUTH KOREA -- 3.1%
  Daewoo Shipbuilding & Marine
    Engineering Co. Ltd.(b)                              65,000         644,264
  Hanjin Heavy Industries Co. Ltd.                      240,000       1,062,122
  Hanjin Shipping Co. Ltd.                               90,000       1,005,521
  LG Chemical Ltd.                                       25,000         995,522
  Shinsegae Co. Ltd.                                      6,000       1,061,601
                                                                   ------------
                                                                      4,769,030
                                                                   ------------
SPAIN -- 5.1%
  ACS, Actividades de Construccion y
    Servicios SA                                         30,000       1,270,642
  Amadeus Global Travel Distribution SA                 250,000       1,572,144
  Grupo Ferrovial SA                                     48,000       1,330,942
  Iberia Lineas Aereas de Espana SA                     359,600         741,227
  Indra Sistemas SA                                      75,000         876,034
  NH Hoteles SA(b)                                      127,100       1,435,740
  Promotora de Informaciones SA (Prisa)                  62,300         662,395
                                                                   ------------
                                                                      7,889,124
                                                                   ------------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
SWEDEN -- 0.8%
  Autoliv, Inc.                                          40,000    $  1,206,800
                                                                   ------------
SWITZERLAND -- 3.9%
  Actelion Ltd.(b)                                       18,000       1,543,581
  Givaudan AG - Registered Shares                         2,000         846,566
  Lonza Group AG                                         28,000       1,312,404
  Sauer AG(b)                                            28,300       1,028,600
  SGS Societe Generale de Surveillance
    Holding SA                                            1,600         833,542
  Unilabs AG                                             24,453         453,646
                                                                   ------------
                                                                      6,018,339
                                                                   ------------
TAIWAN -- 5.5%
  Chinatrust Financial Holdings Co. Ltd.              1,026,750         879,593
  Compal Electronics, Inc.                            1,138,500       1,603,046
  Formosa Plastics Co.                                  793,940       1,143,782
  Mediatek, Inc.                                         90,500         995,272
  Nan Ya Plastic Corp.                                   59,355          70,378
  Pou Chen Corp.                                      1,006,250       1,055,914
  Quanta Computer, Inc.                                 241,931         591,649
  Taishin Financial Holdings Co. Ltd.                 1,000,000         589,892
  Taiwan Styrene Monomer Corp.                          554,000         466,388
  Zyxel Communications Corp.                            538,250       1,172,710
                                                                   ------------
                                                                      8,568,624
                                                                   ------------
THAILAND -- 2.7%
  Bangkok Bank Public Co. Ltd.
    (Foreign Shares)(b)                                 393,000         833,463
  Kasikornbank Public Co. Ltd.
    (Foreign Shares)(b)                               1,040,000       1,223,800
  Land and Houses Public Co. Ltd.
    (Foreign Shares)                                  1,800,000         585,615
  Land and Houses Public Co. Ltd. -
    NVDR (Foreign Shares)                             1,800,000         536,518
  Siam Commercial Bank Public Co. Ltd.
    (Foreign Shares)(b)                               1,085,000       1,019,978
                                                                   ------------
                                                                      4,199,374
                                                                   ------------
UNITED KINGDOM -- 10.5%
  Aegis Group PLC                                       725,000       1,062,988
  Alliance Unichem PLC                                  207,928       1,811,899
  AMEC PLC                                              210,000         919,338
  Antofagasta PLC                                        52,300         775,941
  Autonomy Corp. PLC(b)                                 225,000         781,276
  Burberry Group PLC                                    262,000       1,416,863
  Cairn Energy PLC(b)                                    75,000         451,694
  Enterprise Inns PLC                                   111,200       1,722,777
  Exel PLC                                               95,000       1,045,647
  GWR Group PLC                                         125,000         452,733
  Hilton Group PLC                                      380,000       1,134,823
  ICAP PLC                                               55,000       1,134,449
  Inchcape PLC                                           42,000         880,611
  Johnson Matthey PLC                                    79,700       1,210,264
  PHS Group PLC                                          46,600          66,195
  Taylor Nelson Sofres PLC                              225,000         708,381
  Trinity Mirror PLC                                     91,000         846,652
                                                                   ------------
                                                                     16,422,531
                                                                   ------------
UNITED STATES -- 0.3%
TELECOMMUNICATIONS -- 0.3%
  NII Holdings, Inc. - Class B(b)(c)                      8,500         507,365
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $124,262,390)                                               146,584,364
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONCLUDED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
PREFERRED STOCKS -- 1.0%
BRAZIL -- 1.0%
  Gerdau SA
  (Cost $1,029,023)                                     110,500    $  1,559,753
                                                                   ------------

                                                      PAR/SHARES
                                           MATURITY     (000)
                                           --------   ----------
SHORT TERM INVESTMENTS -- 4.3%
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.07%(d)                               10/16/03      $  441         440,986
  Merrill Lynch Master Note, Time
    Deposit
    1.32%(d)                               10/30/03          50          49,626
  Royal Bank of Canada, Time Deposit
    1.16%(d)                               10/01/03         421         421,437
  Southtrust Bank, Time Deposit
    1.13%(d)                               10/01/03          25          24,893
  Galileo Money Market Fund                               4,583       4,582,632
  Institutional Money Market Trust(d)                     1,160       1,160,358
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $6,679,932)                                                   6,679,932
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $131,971,345(a))                                  99.4%     154,824,049

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                           0.6%         999,267
                                                         ------    ------------
NET ASSETS (Applicable to 2,903,874
  Institutional shares, 80,290 Service
  shares, 1,945,968 Investor A shares,
  1,670,020 Investor B shares and
  1,428,805 Investor C shares
  outstanding)                                           100.0%    $155,823,316
                                                         ======    ============


                                                                       VALUE
                                                                   ------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($57,951,500 / 2,903,874)                                              $19.96
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($1,572,597 / 80,290)                                                  $19.59
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($37,932,987 / 1,945,968)                                              $19.49
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($19.49 / 0.950)                                                       $20.52
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($31,453,860 / 1,670,020)                                              $18.83
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($26,912,372 / 1,428,805)                                              $18.84
                                                                         ======
------------
(a) Cost for Federal income tax purposes is $131,971,440. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $27,252,784
      Gross unrealized depreciation                                  (4,400,175)
                                                                    -----------
                                                                    $22,852,609
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                          ASIA PACIFIC EQUITY PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES         VALUE
                                                      ---------      ----------
COMMON STOCKS -- 94.8%
AUSTRALIA -- 5.4%
  Broken Hill Proprietary Co. Ltd.                        5,200      $   37,167
  Lihir Gold Ltd.                                        22,000          24,719
  Orica Ltd.                                              3,415          27,737
  Promina Group Ltd.                                     22,800          48,149
                                                                     ----------
                                                                        137,772
                                                                     ----------
HONG KONG -- 3.4%
  BOC Hong Kong Holdings Ltd.                             9,000          13,017
  Esprit Holdings Ltd.                                   11,000          33,453
  Sun Hung Kai Properties Ltd.                            5,000          40,516
                                                                     ----------
                                                                         86,986
                                                                     ----------
INDIA -- 2.2%
  Gail India Ltd.                                         9,200          28,388
  Hindustan Petroleum Corp. Ltd.                          3,400          25,792
                                                                     ----------
                                                                         54,180
                                                                     ----------
INDONESIA -- 1.3%
  PT Astra International TBK(b)                          61,076          32,921
                                                                     ----------
JAPAN -- 61.2%
  Amada Co. Ltd.                                          7,000          31,894
  Asahi Chemical Industry Co. Ltd.                       10,000          37,685
  Bridgestone Corp.                                       3,000          40,147
  Chugai Pharmaceutical Co. Ltd.                          3,400          42,395
  Denso Corp.                                             2,600          51,435
  Dentsu, Inc.                                                5          20,812
  Fuji Photo Film Co. Ltd.                                1,000          29,360
  Hitachi Ltd.                                           11,000          61,048
  Joint Corp.                                             5,000          67,807
  Komatsu Ltd.                                            7,000          36,468
  Konami Corp.                                            1,500          47,935
  Konica Corp.                                            3,000          39,690
  Kyocera Corp.                                             500          29,539
  Marui Co. Ltd.                                          3,100          38,849
  Matsushita Electric Industrial Co. Ltd.                 5,000          60,198
  Millea Holdings, Inc.                                       5          56,394
  Mitsubishi Chemical Corp.                              20,000          43,504
  Mitsubishi Corp.                                        7,000          59,965
  Mitsubishi Estate Co. Ltd.                              4,000          37,775
  Mitsubishi Tokyo Financial Group, Inc.                      9          56,796
  Mitsui Fudosan Co. Ltd.                                 5,000          44,309
  Namura Shipbuilding Co. Ltd.                           20,000          47,084
  Nippon Telegraph and Telephone Corp.                        8          36,235
  Nissan Motor Co. Ltd.                                   4,100          44,224
  Nomura Holdings, Inc.                                   5,000          80,562
  NSK Ltd.                                                9,000          35,286
  NTT Docomo, Inc.                                           34          83,086
  Obayashi Corp.                                          4,000          16,291
  ROHM Co. Ltd.                                             200          25,959
  Sekisui House Ltd.                                      4,000          36,163
  Takeda Chemical Industries Ltd.                         1,700          61,934
  Teijin Ltd.                                            12,000          32,869
  Tokyo Gas Co. Ltd.                                      8,000          26,568
  Toyota Motor Corp.                                      1,400          41,105
  Uny Co. Ltd.                                            3,000          32,386
  Yamada Denki Co. Ltd.                                     700          20,678
                                                                     ----------
                                                                      1,554,435
                                                                     ----------


                                                       NUMBER
                                                      OF SHARES         VALUE
                                                      ---------      ----------
NEW ZEALAND -- 1.3%
  Telecom Corp. of New Zealand Ltd.                      11,000      $   33,713
                                                                     ----------
SINGAPORE -- 1.9%
  Keppel Corp. Ltd.                                       9,700          29,461
  United Overseas Bank Ltd.                               2,500          19,380
                                                                     ----------
                                                                         48,841
                                                                     ----------
SOUTH KOREA -- 6.9%
  Honam Petrochemical Corp.                                 700          24,953
  Kookmin Bank                                              770          25,239
  KT & G Corp.                                            1,650          29,553
  Samsung Electronics Co. Ltd.                              280          95,431
                                                                     ----------
                                                                        175,176
                                                                     ----------
TAIWAN -- 7.3%
  AU Optronics Corp.(b)                                  22,000          28,173
  China Motor Co. Ltd.                                   16,000          26,797
  Compal Electronics, Inc.                               22,050          31,047
  Hon Hai Precision Industry Co. Ltd.                    11,600          50,203
  Taiwan Semiconductor Manufacturing
    Co. Ltd.(b)                                          24,840          48,966
                                                                     ----------
                                                                        185,186
                                                                     ----------
THAILAND -- 3.9%
  Advanced Info Service Public Co. Ltd.
    (Foreign Shares)                                     21,500          32,153
  Kasikornbank Public Co. Ltd.
    (Foreign Shares)(b)                                  25,000          30,553
  Siam Cement Public Co. Ltd.
    (Foreign Shares)                                      8,170          36,559
                                                                     ----------
                                                                         99,265
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $2,107,078)                                                   2,408,475
                                                                     ----------
SHORT TERM INVESTMENTS -- 5.2%
  Galileo Money Market Fund
  (Cost $132,943)                                       132,943         132,943
                                                                     ----------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $2,240,021(a))                                               $2,541,418
                                                                     ==========
------------
(a) Cost for Federal income tax purposes is $2,259,581. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                    $373,160
      Gross unrealized depreciation                                     (91,323)
                                                                       --------
                                                                       $281,837
                                                                       ========
(b) Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                          ASIA PACIFIC EQUITY PORTFOLIO

SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $2,240,021) ...........................................     $2,541,418
   Cash .............................................................................         69,105
   Cash denominated in foreign currencies (Cost $32,925) ............................         33,084
   Collateral received for future contracts 1 .......................................          5,111
   Dividends receivable .............................................................          9,168
   Interest receivable ..............................................................             84
   Receivable from advisor ..........................................................          8,357
   Prepaid expenses .................................................................         14,607
   Futures margin receivable ........................................................            654
                                                                                          ----------
          TOTAL ASSETS ..............................................................      2,681,588
                                                                                          ----------

LIABILITIES
   Investments purchased payable ....................................................         48,723
   Capital shares redeemed payable ..................................................         76,552
   Transfer agent fees payable ......................................................            112
   Other accrued expenses payable ...................................................         16,227
   Foreign taxes payable ............................................................             95
   Unrealized depreciation on forward foreign currency contracts ....................          4,453
                                                                                          ----------
          TOTAL LIABILITIES .........................................................        146,162
                                                                                          ----------

NET ASSETS (Applicable to 300,816 Institutional shares,
   10 Service shares, 14,466 Investor A shares, 52,131 Investor B shares and
   1,515 Investor C shares outstanding) .............................................     $2,535,426
                                                                                          ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL AND SERVICE SHARE ($2,076,630 / 300,826) .......................          $6.90
                                                                                               =====
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($97,756 / 14,466) ..........................................          $6.76
                                                                                               =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($6.76 / 0.950) ..................................................................          $7.12
                                                                                               =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($350,841 / 52,131) .........................................          $6.73
                                                                                               =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($10,199 / 1,515) ...........................................          $6.73
                                                                                               =====

-------------------
1 Cash received as collateral on 2 long Japan Nikkei SGX futures contracts expiring December 2003.
  The value of such contracts on September 30, 2003 was $91,596, with an unrealized loss of $3,846.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                             SELECT EQUITY PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS -- 99.4%
AEROSPACE -- 1.6%
  Lockheed Martin Corp.                                  10,350    $    477,653
  Northrop Grumman Corp.                                  7,100         612,162
  United Technologies Corp.                               8,000         618,240
                                                                   ------------
                                                                      1,708,055
                                                                   ------------
AIR TRANSPORTATION -- 0.4%
  Continental Airlines, Inc. - Class B(b)                26,200         434,396
                                                                   ------------
BANKS -- 7.1%
  Bank of America Corp.                                  26,200       2,044,648
  Charter One Financial, Inc.                            17,100         523,260
  First Tennessee National Corp.                         20,300         861,938
  J.P. Morgan Chase & Co., Inc.                          24,300         834,219
  U.S. Bancorp                                           34,600         830,054
  Wachovia Corp.                                         26,700       1,099,773
  Wells Fargo & Co.                                      24,600       1,266,900
                                                                   ------------
                                                                      7,460,792
                                                                   ------------
BEVERAGES & BOTTLING -- 2.5%
  Coca-Cola Enterprises, Inc.                            29,000         552,740
  Constellation Brands, Inc. -
    Class A(b)(c)                                        19,800         603,702
  PepsiAmericas, Inc.                                    38,500         557,865
  PepsiCo, Inc.                                          19,200         879,936
                                                                   ------------
                                                                      2,594,243
                                                                   ------------
BROADCASTING -- 1.7%
  Clear Channel Communications, Inc.                     15,200         582,160
  Comcast Corp. - Class A(b)                             17,742         547,873
  Fox Entertainment Group, Inc. -
    Class A(b)                                           24,000         671,760
                                                                   ------------
                                                                      1,801,793
                                                                   ------------
BUSINESS SERVICES -- 0.8%
  Cendant Corp.(b)                                       45,400         848,526
                                                                   ------------
CHEMICALS -- 0.6%
  Engelhard Corp.                                        24,100         666,847
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 5.7%
  Cisco Systems, Inc.(b)                                 77,400       1,512,396
  Dell, Inc.(b)                                          32,400       1,081,836
  International Business Machines Corp.                  31,800       2,808,894
  Lexmark International, Inc.(b)(c)                       9,600         604,896
                                                                   ------------
                                                                      6,008,022
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 6.5%
  Computer Sciences Corp.(b)                             19,100         717,587
  eBay, Inc.(b)                                          10,300         548,990
  Electronic Arts, Inc.(b)(c)                            13,400       1,235,882
  Microsoft Corp.                                       131,600       3,657,164
  Oracle Corp.(b)                                        59,500         667,590
                                                                   ------------
                                                                      6,827,213
                                                                   ------------
CONSTRUCTION -- 0.4%
  Centex Corp.                                            5,200         404,976
                                                                   ------------
CONTAINERS -- 0.6%
  Ball Corp.(c)                                          11,000         594,000
                                                                   ------------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
ELECTRONICS -- 8.4%
  Arrow Electronics, Inc.(b)(c)                          27,500    $    505,725
  General Electric Co.(d)                               118,300       3,526,523
  Intel Corp.                                           108,400       2,982,084
  Jabil Circuit, Inc.(b)                                 22,100         575,705
  L-3 Communications Holdings,
    Inc.(b)(c)                                           13,300         575,225
  Tektronix, Inc.(b)                                     28,000         693,000
                                                                   ------------
                                                                      8,858,262
                                                                   ------------
ENERGY & UTILITIES -- 2.7%
  Exelon Corp.                                           11,400         723,900
  PPL Corp.                                              18,900         773,955
  Public Service Enterprise Group,
    Inc.(c)                                              16,500         693,000
  TXU Corp.(c)                                           28,200         664,392
                                                                   ------------
                                                                      2,855,247
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.3%
  AOL Time Warner, Inc.(b)(c)                            59,300         896,023
  The Walt Disney Co.                                    24,400         492,148
                                                                   ------------
                                                                      1,388,171
                                                                   ------------
FINANCE -- 8.3%
  Capital One Financial Corp.(c)                         10,500         598,920
  Citigroup, Inc.                                        70,600       3,213,006
  Countrywide Financial Corp.                             8,600         673,208
  Freddie Mac                                            17,300         905,655
  MBNA Corp.                                             30,900         704,520
  Merrill Lynch & Co., Inc.                              16,100         861,833
  The Bear Stearns Cos., Inc.(c)                          7,400         553,520
  The Goldman Sachs Group, Inc.(c)                        7,400         620,860
  Washington Mutual, Inc.(c)                             14,600         574,802
                                                                   ------------
                                                                      8,706,324
                                                                   ------------
FOOD & AGRICULTURE -- 1.2%
  Kellogg Co.                                            20,300         677,005
  Tyson Foods, Inc. - Class A                            40,000         565,200
                                                                   ------------
                                                                      1,242,205
                                                                   ------------
INSURANCE -- 4.9%
  ACE Ltd.                                               13,700         453,196
  American International Group, Inc.                     29,400       1,696,380
  John Hancock Financial Services, Inc.                  12,900         436,020
  Old Republic International Corp.                       16,600         549,294
  Prudential Financial, Inc.                             24,500         915,320
  The Allstate Corp.                                     15,000         547,950
  W.R. Berkley Corp.                                     16,750         573,855
                                                                   ------------
                                                                      5,172,015
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.4%
  Deere & Co.                                            15,500         826,305
  Ingersoll-Rand Co. - Class A                           12,600         673,344
                                                                   ------------
                                                                      1,499,649
                                                                   ------------
MANUFACTURING -- 4.0%
  Brunswick Corp.                                        23,600         606,048
  Eaton Corp.                                             8,800         779,856
  Energizer Holdings, Inc.(b)                            19,100         702,307
  Fortune Brands, Inc.                                   11,700         663,975
  The Sherwin-Williams Co.                               26,100         767,601
  The Stanley Works                                      23,000         678,960
                                                                   ------------
                                                                      4,198,747
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                       SELECT EQUITY PORTFOLIO (CONTINUED)

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)
MEDICAL & MEDICAL SERVICES -- 3.1%
  Amgen, Inc.(b)(c)                                      18,500    $  1,194,545
  Anthem, Inc.(b)                                         8,000         570,640
  McKesson Corp.(c)                                      24,900         828,921
  Mid Atlantic Medical Services, Inc.(b)                 13,300         684,019
                                                                   ------------
                                                                      3,278,125
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 3.1%
  Beckman Coulter, Inc.(c)                               16,400         746,856
  Becton, Dickinson & Co.                                16,300         588,756
  Boston Scientific Corp.(b)                             10,400         663,520
  Guidant Corp.                                          12,900         604,365
  Johnson & Johnson                                      14,500         718,040
                                                                   ------------
                                                                      3,321,537
                                                                   ------------
MOTOR VEHICLES -- 0.9%
  General Motors Corp.(c)                                10,500         429,765
  Lear Corp.(b)                                          10,000         526,400
                                                                   ------------
                                                                        956,165
                                                                   ------------
OIL & GAS -- 6.1%
  ChevronTexaco Corp.                                     7,000         500,150
  ConocoPhillips                                         23,700       1,297,575
  Exxon Mobil Corp.                                      75,700       2,770,620
  Occidental Petroleum Corp.                             15,700         553,111
  Praxair, Inc.                                           7,000         433,650
  Schlumberger Ltd.                                      17,500         847,000
                                                                   ------------
                                                                      6,402,106
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
  Louisiana-Pacific Corp.(b)                             46,700         643,526
                                                                   ------------
PHARMACEUTICALS -- 7.2%
  Abbott Laboratories                                    23,900       1,016,945
  Merck & Co., Inc.                                      38,900       1,969,118
  Pfizer, Inc.                                           97,080       2,949,290
  Watson Pharmaceuticals, Inc.(b)(c)                     22,700         946,363
  Wyeth                                                  14,900         686,890
                                                                   ------------
                                                                      7,568,606
                                                                   ------------
PUBLISHING & PRINTING -- 0.7%
  The McGraw-Hill Cos., Inc.                             12,300         764,199
                                                                   ------------
RAILROAD & SHIPPING -- 1.1%
  Burlington Northern Santa Fe Corp.                     26,100         753,507
  United Parcel Service, Inc. - Class B                   6,900         440,220
                                                                   ------------
                                                                      1,193,727
                                                                   ------------
REAL ESTATE -- 0.4%
  Simon Property Group, Inc.                              8,600         374,788
                                                                   ------------
RESTAURANTS -- 1.0%
  McDonald's Corp.                                       18,600         437,844
  Yum! Brands, Inc.(b)                                   19,500         577,590
                                                                   ------------
                                                                      1,015,434
                                                                   ------------
RETAIL MERCHANDISING -- 8.6%
  Barnes & Noble, Inc.(b)                                20,900         531,069
  Best Buy Co., Inc.(b)                                  15,600         741,312
  CVS Corp.                                              21,700         674,002
  Federated Department Stores, Inc.                      20,200         846,380
  Lowe's Cos., Inc.                                      10,000         519,000
  Nordstrom, Inc.                                        23,500         583,035
  Reebok International Ltd.                              14,400         481,392


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
RETAIL MERCHANDISING (CONTINUED)
  Rent-A-Center, Inc.(b)                                 17,750    $    573,325
  Safeway, Inc.(b)                                       26,500         607,910
  Sears, Roebuck and Co.(c)                              19,500         852,735
  Staples, Inc.(b)                                       24,000         570,000
  The May Department Stores Co.(c)                       18,900         465,507
  Wal-Mart Stores, Inc.                                  28,100       1,569,385
                                                                   ------------
                                                                      9,015,052
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 0.4%
  Fairchild Semiconductor International,
    Inc.(b)                                              26,000         431,080
                                                                   ------------
SOAPS & COSMETICS -- 1.6%
  The Procter & Gamble Co.                               17,800       1,652,196
                                                                   ------------
TELECOMMUNICATIONS -- 3.4%
  AT&T Corp.                                             19,300         415,915
  BellSouth Corp.                                        29,400         696,192
  Nextel Communications, Inc. -
    Class A(b)(c)                                        38,800         763,972
  SBC Communications, Inc.                               21,600         480,600
  Verizon Communications, Inc.                           38,800       1,258,672
                                                                   ------------
                                                                      3,615,351
                                                                   ------------
TOBACCO -- 1.1%
  Altria Group, Inc.                                     27,200       1,191,360
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $80,176,461)                                                104,692,735
                                                                   ------------

                                                         PAR
                                           MATURITY     (000)
                                           --------   ---------
SHORT TERM INVESTMENTS -- 10.2%
  American Express Centurion AXP,
    Floating Rate Notes
    1.11%(e)                               12/12/03      $  113         112,774
    1.10%(e)                               01/27/04          24          24,035
  American Express Credit Corp.,
    Floating Rate Notes
    1.11%(e)                               04/16/04         225         224,852
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.08%(e)                               05/28/04         756         755,809
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.08%(e)                               11/14/03         230         229,545
  Crown Point Capital Co., Commercial
    Paper
    1.07%(e)                               10/24/03         564         564,049
  Dresdner Bank International,
    Certificate of Deposit
    1.12%(e)                               10/06/03          21          20,729
  Lexington Parker Capital Co.,
    Commercial Paper
    1.08%(e)                               10/06/03         138         137,706
  Merrill Lynch Master Note, Time
    Deposit
    1.32%(e)                               10/06/03          22          22,035
    1.32%(e)                               10/30/03         423         423,485
  Monumental Global Funding, Asset
    Backed Security
    1.11%(e)                               05/28/04         184         184,007


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                       SELECT EQUITY PORTFOLIO (CONCLUDED)

                                                      PAR/SHARES
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------   ----------   ------------
SHORT TERM INVESTMENTS (CONTINUED)
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.27%(e)                               11/07/03     $   916    $    915,944
    1.14%(e)                               01/12/04         516         515,720
  National City Bank of Indiana, Floating
    Rate Notes
    1.08%(e)                               11/10/03       1,921       1,920,850
  Royal Bank of Canada, Time Deposit
    1.16%(e)                               10/01/03         355         355,074
  Southtrust Bank, Time Deposit
    1.13%(e)                               10/01/03          21          20,973
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(e)                               01/16/04         603         603,334
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(e)                               03/08/04       1,084       1,084,140
  Westdeutsche Landsbank International,
    Certificate of Deposit
    1.07%(e)                               09/23/04         696         695,665
  Galileo Money Market Fund                                 698         698,243
  Institutional Money Market Trust(e)                     1,242       1,241,957
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,750,926)                                                 10,750,926
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $90,927,387(a))                                  109.6%     115,443,661

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $10,052,683 of payable upon return of
  securities loaned)                                      (9.6%)    (10,150,418)
                                                         ------    ------------
NET ASSETS (Applicable to 5,900,001
  Institutional shares, 192,471 Service
  shares, 1,905,722 Investor A shares,
  2,166,833 Investor B shares and
  187,141 Investor C shares
  outstanding)                                           100.0%    $105,293,243
                                                         ======    ============


                                                                       VALUE
                                                                   ------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($60,885,336 / 5,900,001)                                              $10.32
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($1,988,204 / 192,471)                                                 $10.33
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($19,408,147 / 1,905,722)                                              $10.18
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.18 / 0.955)                                                       $10.66
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($21,182,340 / 2,166,833)                                              $ 9.78
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($1,829,216 / 187,141)                                                 $ 9.77
                                                                         ======
------------
(a) Cost for Federal income tax purposes is $92,414,951. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $25,715,657
      Gross unrealized depreciation                                  (2,686,947)
                                                                    -----------
                                                                    $23,028,710
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities, or a portion thereof, pledged as collateral with a value of $1,341,450 on 3 long S&P 500 futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $745,575, with an unrealized loss of $12,900.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                             INDEX EQUITY PORTFOLIO

                                                                      VALUE
                                                                 --------------
Investment in The U.S. Large Company
  Series of The DFA Investment
  Trust Company
  (Cost $1,540,649,298)                                 100.2%   $1,466,002,130

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                           (0.2%)      (3,293,872)
                                                        -------  --------------
NET ASSETS (Applicable to 32,209,236
  Institutional shares, 3,800,887 Service
  shares, 14,759,833 Investor A shares,
  10,274,020 Investor B shares and
  15,889,827 Investor C shares
  outstanding)                                          100.0%   $1,462,708,258
                                                        ======   ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($618,248,707 / 32,209,236)                                            $19.19
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($72,504,792 / 3,800,887)                                              $19.08
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($281,505,239 / 14,759,833)                                            $19.07
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($19.07 / 0.970)                                                       $19.66
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($192,614,338 / 10,274,020)                                            $18.75
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($297,835,182 / 15,889,827)                                            $18.74
                                                                         ======


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS AND ACCOMPANYING FINANCIAL
       STATEMENTS AND RELATED NOTES FOR THE DFA INVESTMENT TRUST COMPANY.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                               BALANCED PORTFOLIO

                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS -- 66.8%
AEROSPACE -- 1.1%
  Lockheed Martin Corp.                                   9,800    $    452,270
  Northrop Grumman Corp.                                  6,500         560,430
  United Technologies Corp.                               7,600         587,327
                                                                   ------------
                                                                      1,600,027
                                                                   ------------
AIR TRANSPORTATION -- 0.3%
  Continental Airlines, Inc. - Class B(b)                24,700         409,526
                                                                   ------------
BANKS -- 4.7%
  Bank of America Corp.                                  24,500       1,911,980
  Charter One Financial, Inc.                            16,150         494,190
  First Tennessee National Corp.                         19,100         810,986
  J.P. Morgan Chase & Co., Inc.                          23,100         793,023
  U.S. Bancorp                                           32,700         784,473
  Wachovia Corp.                                         25,200       1,037,988
  Wells Fargo & Co.                                      23,200       1,194,800
                                                                   ------------
                                                                      7,027,440
                                                                   ------------
BEVERAGES & BOTTLING -- 1.7%
  Coca-Cola Enterprises, Inc.                            27,200         518,432
  Constellation Brands, Inc. -
    Class A(b)(e)                                        18,700         570,163
  PepsiAmericas, Inc.                                    36,300         525,987
  PepsiCo, Inc.                                          18,400         843,272
                                                                   ------------
                                                                      2,457,854
                                                                   ------------
BROADCASTING -- 1.2%
  Clear Channel Communications, Inc.                     14,250         545,775
  Comcast Corp. - Class A(b)                             17,000         524,960
  Fox Entertainment Group, Inc. -
    Class A(b)                                           22,700         635,373
                                                                   ------------
                                                                      1,706,108
                                                                   ------------
BUSINESS SERVICES -- 0.5%
  Cendant Corp.(b)(e)                                    42,800         799,932
                                                                   ------------
CHEMICALS -- 0.4%
  Engelhard Corp.                                        22,600         625,342
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 3.8%
  Cisco Systems, Inc.(b)(f)                              73,098       1,428,335
  Dell, Inc.(b)                                          30,500       1,018,395
  International Business Machines Corp.                  30,150       2,663,149
  Lexmark International, Inc.(b)(e)                       9,000         567,090
                                                                   ------------
                                                                      5,676,969
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 4.3%
  Computer Sciences Corp.(b)                             18,000         676,260
  eBay, Inc.(b)                                           9,800         522,340
  Electronic Arts, Inc.(b)(e)                            12,600       1,162,098
  Microsoft Corp.                                       123,950       3,444,570
  Oracle Corp.(b)                                        56,100         629,442
                                                                   ------------
                                                                      6,434,710
                                                                   ------------
CONSTRUCTION -- 0.3%
  Centex Corp.                                            5,000         389,400
                                                                   ------------
CONTAINERS -- 0.4%
  Ball Corp.(e)                                          10,400         561,600
                                                                   ------------


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
ELECTRONICS -- 5.6%
  Arrow Electronics, Inc.(b)(e)                          26,000    $    478,140
  General Electric Co.                                  111,400       3,320,834
  Intel Corp.                                           101,900       2,803,269
  Jabil Circuit, Inc.(b)(e)                              20,800         541,840
  L-3 Communications Holdings,
    Inc.(b)(e)                                           12,600         544,950
  Tektronix, Inc.(b)                                     26,500         655,875
                                                                   ------------
                                                                      8,344,908
                                                                   ------------
ENERGY & UTILITIES -- 1.8%
  Exelon Corp.                                           10,700         679,450
  PPL Corp.(e)                                           17,650         722,768
  Public Service Enterprise Group,
    Inc.(e)                                              15,650         657,300
  TXU Corp.(e)                                           26,600         626,696
                                                                   ------------
                                                                      2,686,214
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.9%
  AOL Time Warner, Inc.(b)(e)                            56,600         855,226
  The Walt Disney Co.                                    23,100         465,927
                                                                   ------------
                                                                      1,321,153
                                                                   ------------
FINANCE -- 5.5%
  Capital One Financial Corp.(e)                         10,000         570,400
  Citigroup, Inc.                                        66,250       3,015,038
  Countrywide Financial Corp.                             8,150         637,982
  Freddie Mac                                            16,300         853,305
  MBNA Corp.                                             29,200         665,760
  Merrill Lynch & Co., Inc.                              15,250         816,332
  The Bear Stearns Cos., Inc.                             6,950         519,860
  The Goldman Sachs Group, Inc.                           6,900         578,910
  Washington Mutual, Inc.                                13,800         543,306
                                                                   ------------
                                                                      8,200,893
                                                                   ------------
FOOD & AGRICULTURE -- 0.8%
  Kellogg Co.                                            19,200         640,320
  Tyson Foods, Inc. - Class A                            38,000         536,940
                                                                   ------------
                                                                      1,177,260
                                                                   ------------
INSURANCE -- 3.3%
  ACE Ltd.                                               12,900         426,732
  American International Group, Inc.                     27,800       1,604,060
  John Hancock Financial Services, Inc.                  12,200         412,360
  Old Republic International Corp.                       15,900         526,131
  Prudential Financial, Inc.                             23,200         866,752
  The Allstate Corp.                                     14,200         518,726
  W.R. Berkley Corp.                                     15,950         546,447
                                                                   ------------
                                                                      4,901,208
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.0%
  Deere & Co.                                            14,500         772,995
  Ingersoll-Rand Co. - Class A                           12,000         641,280
                                                                   ------------
                                                                      1,414,275
                                                                   ------------
MANUFACTURING -- 2.7%
  Brunswick Corp.                                        22,100         567,528
  Eaton Corp.                                             8,300         735,546
  Energizer Holdings, Inc.(b)                            18,100         665,537
  Fortune Brands, Inc.                                   11,000         624,250
  The Sherwin-Williams Co.                               24,000         705,840
  The Stanley Works                                      21,900         646,488
                                                                   ------------
                                                                      3,945,189
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                       NUMBER
AS OF SEPTEMBER 30, 2003                              OF SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)
MEDICAL & MEDICAL SERVICES -- 2.1%
  Amgen, Inc.(b)(e)                                      17,300    $  1,117,061
  Anthem, Inc.(b)                                         7,500         534,975
  McKesson Corp.(e)                                      23,500         782,315
  Mid Atlantic Medical Services, Inc.(b)                 12,500         642,875
                                                                   ------------
                                                                      3,077,226
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
  Beckman Coulter, Inc.(e)                               15,650         712,701
  Becton, Dickinson & Co.                                15,400         556,248
  Boston Scientific Corp.(b)                              9,800         625,240
  Guidant Corp.                                          12,100         566,885
  Johnson & Johnson                                      13,900         688,328
                                                                   ------------
                                                                      3,149,402
                                                                   ------------
MOTOR VEHICLES -- 0.6%
  General Motors Corp.(e)                                10,000         409,300
  Lear Corp.(b)                                           9,400         494,816
                                                                   ------------
                                                                        904,116
                                                                   ------------
OIL & GAS -- 4.1%
  ChevronTexaco Corp.                                     6,600         471,570
  ConocoPhillips                                         22,300       1,220,925
  Exxon Mobil Corp.                                      71,000       2,598,600
  Occidental Petroleum Corp.                             15,100         531,973
  Praxair, Inc.                                           6,600         408,870
  Schlumberger Ltd.(e)                                   17,500         847,000
                                                                   ------------
                                                                      6,078,938
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
  Louisiana-Pacific Corp.(b)                             44,200         609,076
                                                                   ------------
PHARMACEUTICALS -- 4.8%
  Abbott Laboratories                                    22,600         961,630
  Merck & Co., Inc.                                      36,600       1,852,692
  Pfizer, Inc.                                           91,710       2,786,150
  Watson Pharmaceuticals, Inc.(b)(e)                     21,700         904,673
  Wyeth                                                  13,950         643,095
                                                                   ------------
                                                                      7,148,240
                                                                   ------------
PUBLISHING & PRINTING -- 0.5%
  The McGraw-Hill Cos., Inc.                             11,600         720,708
                                                                   ------------
RAILROAD & SHIPPING -- 0.8%
  Burlington Northern Santa Fe Corp.                     25,000         721,750
  United Parcel Service, Inc. - Class B                   6,450         411,510
                                                                   ------------
                                                                      1,133,260
                                                                   ------------
REAL ESTATE -- 0.2%
  Simon Property Group, Inc.                              8,200         357,356
                                                                   ------------
RESTAURANTS -- 0.6%
  McDonald's Corp.                                       17,400         409,596
  Yum! Brands, Inc.(b)                                   18,350         543,527
                                                                   ------------
                                                                        953,123
                                                                   ------------
RETAIL MERCHANDISING -- 5.8%
  Barnes & Noble, Inc.(b)                                19,700         500,577
  Best Buy Co., Inc.(b)                                  14,800         703,296
  CVS Corp.                                              20,500         636,730
  Federated Department Stores, Inc.                      19,000         796,100
  Lowe's Cos., Inc.                                       9,500         493,050
  Nordstrom, Inc.                                        22,200         550,782
  Reebok International Ltd.(e)                           13,600         454,648
  Rent-A-Center, Inc.(b)(e)                              16,250         524,875
  Safeway, Inc.(b)                                       25,200         578,088


                                                       NUMBER
                                                      OF SHARES        VALUE
                                                      ---------    ------------
RETAIL MERCHANDISING (CONTINUED)
  Sears, Roebuck and Co.                                 17,800    $    778,394
  Staples, Inc.(b)                                       22,700         539,125
  The May Department Stores Co.(e)                       17,900         440,877
  Wal-Mart Stores, Inc.                                  27,100       1,513,535
                                                                   ------------
                                                                      8,510,077
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 0.3%
  Fairchild Semiconductor International,
    Inc.(b)                                              24,600         407,868
                                                                   ------------
SOAPS & COSMETICS -- 1.1%
  The Procter & Gamble Co.                               16,900       1,568,658
                                                                   ------------
TELECOMMUNICATIONS -- 2.3%
  AT&T Corp.                                             18,350         395,443
  BellSouth Corp.                                        28,050         664,224
  Nextel Communications, Inc. -
    Class A(b)(e)                                        37,800         744,282
  SBC Communications, Inc.                               20,400         453,900
  Verizon Communications, Inc.                           36,600       1,187,304
                                                                   ------------
                                                                      3,445,153
                                                                   ------------
TOBACCO -- 0.8%
  Altria Group, Inc.                                     25,600       1,121,280
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $78,111,206)                                                 98,864,489
                                                                   ------------


                                                          PAR
                                           MATURITY      (000)
                                           --------     -------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 9.9%
  Federal Home Loan Bank, Bonds
    3.83%                                  11/28/03      $  225         225,664
    3.79%                                  11/21/08         375         376,200
    3.93%                                  11/28/08         225         225,834
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.50%                                  04/01/08         200         201,487
    5.75%                                  04/15/08         200         223,180
    3.63%                                  09/15/08         225         229,932
    6.63%                                  09/15/09         150         174,673
    7.00%                                  03/15/10         130         154,459
    6.88%                                  09/15/10         145         171,657
    6.00%                                  06/15/11         215         243,155
    4.63%                                  05/28/13         150         147,818
  Federal National Mortgage Association,
    Unsecured Notes
    1.75%                                  06/16/06         250         247,301
    5.25%                                  04/15/07         120         131,121
    6.63%                               10/07-11/10         750         867,665
    6.00%                               05/08-05/11         535         603,760
    7.25%                                  01/15/10         870       1,045,530
    7.13%                                  06/15/10         600         718,664
    4.38%                                  07/17/13         165         161,266
    4.63%                                  10/15/13         115         114,686
  Resolution Funding Corp. Strip Bonds
    6.29%(d)                               07/15/18         150          68,750
    6.30%(d)                               10/15/18         150          67,613
  Small Business Administration
    Participation Certificates,
    Series 97-20F, Class 1
    7.20%                                  06/01/17       1,366       1,527,941
  Small Business Investment Cos.
    Pass-Through, Series 97-P10C,
    Class 1
    6.85%                                  08/01/07         674         737,753

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
  U.S. Treasury Bonds
    10.38%                                 11/15/12      $  590    $    769,673
    9.25%                                  02/15/16         155         228,123
    8.13%                                  08/15/19         250         346,484
    5.38%                                  02/15/31         930         998,006
  U.S. Treasury Notes
    2.00%                                  08/31/05       1,945       1,965,967
    1.63%                                  09/30/05         300         300,891
    2.38%                                  08/15/06          65          65,901
    3.13%                                  09/15/08         230         233,198
    4.00%                                  11/15/12          30          30,356
    4.25%                                  08/15/13         305         312,661
  U.S. Treasury Strip Notes
    5.69%(d)                               08/15/22         200          73,706
    4.90%(d)                               11/15/22       1,250         453,765
    5.83%(d)                               02/15/23         360         128,964
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $14,213,643)                                                 14,573,804
                                                                   ------------
MORTGAGE PASS-THROUGHS -- 5.8%
  Federal Home Loan Mortgage Corp.
    Gold
    8.00%                               08/08-08/27         106         115,167
    6.00%                               04/13-10/33       1,275       1,320,129
    5.50%                               10/17-10/33         528         538,906
    4.00%                                  05/01/18         100          98,718
    5.00%                               10/18-08/33         798         809,956
    7.50%                                  09/01/27           1           1,278
    6.50%                               05/31-10/33         380         396,323
  Federal National Mortgage Association
    7.00%                               08/08-10/32         771         817,701
    6.50%                               02/11-10/33       1,030       1,075,507
    6.00%                               09/11-10/33         846         879,583
    4.00%                                  09/01/18         100          98,513
    5.50%                               10/18-11/33       1,219       1,250,735
    7.50%                                  02/01/30          24          25,956
    4.50%                                  08/01/33          99          96,275
    5.00%                                  10/15/33         300         300,000
  Government National Mortgage
    Association
    6.00%                               10/23-02/24          48          50,942
    6.50%                               01/24-02/32         231         243,623
    7.50%                               11/29-12/29          15          16,099
    7.00%                               09/31-05/32         282         299,512
    5.50%                                  08/15/33         100         102,594
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    7.32%(d)                               06/15/21       5,039         113,618
                                                                   ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $8,435,950)                                                   8,651,135
                                                                   ------------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 0.2%
  Federal National Mortgage Association,
    Series 99-17, Class JH (PO)
    5.00%(d)                               04/25/24          21          20,482
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
    7.00%(d)                               02/17/17         115          32,692
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
    7.00%(d)                               02/17/17         129         112,161


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS (CONTINUED)
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (IO)
    6.00%(d)                               03/06/17      $   91    $     26,996
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (PO)
    6.00%(d)                               03/06/17          91          82,404
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    5.05%(d)                               02/25/28       1,684          81,521
                                                                   ------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $438,839)                                                       356,256
                                                                   ------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES -- 1.7%
  Bank of America Alternative Loan
    Trust, Series 03-5, Class 2A1
    5.00%                                  07/25/18         391         397,227
  Bank of America Funding Corp.,
    Series 03-1, Class A1
    6.00%                                  05/20/33         204         209,711
  Bank of America Mortgage Securities,
    Series 01-8, Class 2A1
    6.50%                                  07/25/31          52          51,825
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
    6.25%                                  07/25/16         171         174,582
  Deutsche Alt-A Securities, Inc.,
    Series 03-3, Class 1A1
    5.50%                                  11/25/33         200         202,000
  Mortgage Asset Securitization
    Transactions, Inc., Series 02-6,
    Class 2A1
    5.75%                                  10/25/17         104         106,186
  Mortgage Capital Funding, Inc.,
    Series 98-MC2, Class B
    6.55%                                  06/18/30         295         326,128
  Residential Accredit Loans, Inc.,
    Series 03-QS19, Class CB1
    5.75%                                  11/25/33         300         301,687
  Residential Asset Securitization Trust,
    Series 98-A3, Class A
    6.50%                                  04/25/13         144         144,068
  Residential Funding Mortgage
    Securities I, Inc., Series 98-S7,
    Class A1
    6.50%                                  03/25/13         178         180,961
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1,
    Class A2
    7.52%                                  12/18/09         285         337,523
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                                  05/25/32          56          57,144
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE-
  BACKED SECURITIES
  (Cost $2,427,743)                                                   2,489,042
                                                                   ------------
ASSET BACKED SECURITIES-- 1.3%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                                  05/17/10         250         246,992
  Green Tree Financial Corp.,
    Series 96-6, Class A6
    7.95%                                  09/15/27         653         685,903


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
ASSET BACKED SECURITIES (CONTINUED)
  Green Tree Financial Corp.,
    Series 96-7, Class A6
    7.65%                                  10/15/27      $  639    $    670,714
  Sears Credit Account Master Trust,
    Series 02-5, Class A
    1.50%(c)                               11/15/05         375         375,645
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,946,191)                                                   1,979,254
                                                                   ------------
CORPORATE BONDS -- 6.3%
AEROSPACE -- 0.2%
  General Dynamics Corp., Unsecured
    Notes
    4.50%(e)                               08/15/10          25          25,768
  Lockheed Martin Corp., Debentures
    7.20%                                  05/01/36          60          69,115
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                  12/01/29          25          33,418
  Northrop Grumman Corp., Debentures
    7.88%                                  03/01/26          75          91,804
  Raytheon Co., Senior Notes
    6.30%                                  03/15/05         100         106,650
                                                                   ------------
                                                                        326,755
                                                                   ------------
AIR TRANSPORTATION -- 0.1%
  Continental Airlines, Inc., Pass Through
    Certificates
    6.55%                                  02/02/19          87          82,890
                                                                   ------------
BANKS -- 0.4%
  Bank of America Corp., Senior Notes
    5.88%                                  02/15/09          45          50,085
  Bank of America Corp., Subordinated
    Notes
    7.40%                                  01/15/11         130         154,424
  Barclays Bank PLC, Capital Securities
    8.55%(c)(g)                            09/29/49         150         186,629
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                  05/30/07          25          27,058
    3.63%                                  05/01/08          35          35,420
  J.P. Morgan Chase & Co., Subordinated
    Notes
    6.75%                                  02/01/11          60          68,491
  U.S. Bancorp, Senior Unsecured Notes
    3.95%                                  08/23/07          15          15,579
                                                                   ------------
                                                                        537,686
                                                                   ------------
BEVERAGES & BOTTLING -- 0.0%
  Cadbury Schweppes PLC, Unsecured
    Notes
    5.13%(g)                               10/01/13          25          25,233
                                                                   ------------
CHEMICALS -- 0.2%
  Dow Chemical Co., Debentures
    7.38%                                  11/01/29           5           5,568
  Dow Chemical Co., Senior Debentures
    5.97%                                  01/15/09         100         107,963
  Dow Chemical Co., Senior Unsecured
    Notes
    5.75%                                  12/15/08          95         102,042
    6.13%                                  02/01/11          15          16,020
    6.00%                                  10/01/12          20          21,006
                                                                   ------------
                                                                        252,599
                                                                   ------------


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
ENERGY & UTILITIES -- 0.3%
  Centerpoint Energy Houston Electric
    LLC, General & Refunding Mortgage
    Bonds
    6.95%(g)                               03/15/33      $   25    $     27,741
  Dominion Resources, Inc., Senior
    Notes
    6.75%                                  12/15/32          20          21,368
  DTE Energy Co., Senior Unsecured
    Notes
    6.45%                                  06/01/06          85          92,601
  FirstEnergy Corp., Senior Unsecured
    Notes
    6.45%                                  11/15/11          60          62,126
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                                  07/15/11         100         115,237
  Oncor Electric Delivery Co., First
    Mortgage Bonds
    6.38%(g)                               01/15/15          20          21,984
    7.25%(g)                               01/15/33           5           5,697
  Pinnacle One Partners, Unsecured
    Notes
    8.83%(g)                               08/15/04          95          96,900
                                                                   ------------
                                                                        443,654
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.2%
  AOL Time Warner, Inc., Senior
    Debentures
    7.25%                                  10/15/17         125         141,135
    7.57%                                  02/01/24          70          78,655
    7.63%                                  04/15/31         115         130,718
                                                                   ------------
                                                                        350,508
                                                                   ------------
FINANCE -- 2.8%
  Ameritech Capital Funding, Unsecured
    Notes
    6.25%                                  05/18/09          70          79,392
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                  05/01/31          20          24,128
  ASIF Global Finance, Unsecured Notes
    3.85%(g)                               11/26/07         200         205,694
  Auburn Hills Trust, Certificates
    12.38%(f)                              05/01/20         325         476,011
  BellSouth Capital Funding Corp.,
    Debentures
    6.04%                                  11/15/26         275         303,927
  Citigroup, Inc., Senior Unsecured Notes
    3.50%                                  02/01/08         150         152,151
  Citigroup, Inc., Subordinated Notes
    7.25%                                  10/01/10         100         118,448
    5.88%                                  02/22/33         125         126,709
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    4.63%                                  01/15/08          40          42,143
    6.13%                                  11/15/11         140         153,361
  Ford Motor Credit Co., Senior
    Unsecured Notes
    7.38%                                  10/28/09          40          42,636
  Ford Motor Credit Co., Unsecured Notes
    6.88%                                  02/01/06          95         101,062
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.13%                                  02/22/11         180         199,832
    5.88%                                  02/15/12         200         217,341
    6.00%                                  06/15/12          25          27,403


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
  General Electric Capital Corp.,
    Unsecured Notes
    3.50%                                  08/15/07      $   75    $     76,600
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    7.75%                                  01/19/10         150         165,076
    6.88%                                  09/15/11          40          41,436
  Household Finance Corp., Notes
    4.63%                                  01/15/08          25          26,289
    6.38%                                  11/27/12          25          27,763
  Household Finance Corp., Senior Notes
    5.88%                                  02/01/09          80          87,723
  Household Finance Corp., Senior
    Unsecured Notes
    6.38%                                  10/15/11          60          66,711
    7.00%                                  05/15/12          75          86,535
    7.63%                                  05/17/32          25          30,256
  Household Finance Corp., Unsecured
    Notes
    4.75%                                  07/15/13          95          93,894
  Lehman Brothers Holdings, Inc., Senior
    Unsecured Notes
    6.25%                                  05/15/06          60          66,095
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    4.00%                                  01/22/08          25          25,795
  Morgan Stanley, Senior Unsecured
    Notes
    6.10%                                  04/15/06          25          27,307
    5.80%                                  04/01/07          50          55,111
    6.75%                                  04/15/11          40          45,701
  Principle Life Global Funding I, Senior
    Unsecured Notes
    5.25%(g)                               01/15/13          50          51,427
  Prudential Financial, Inc., Unsecured
    Notes
    5.75%                                  07/15/33          35          33,328
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.90%                                  08/15/10          30          27,600
  SLM Corp., Senior Unsecured Notes
    1.33%(c)                               07/25/07         100         100,076
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(g)                               05/29/49         195         225,666
  The Bear Stearns Cos., Inc., Senior
    Notes
    7.00%                                  03/01/07          40          45,556
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    4.00%                                  01/31/08          35          36,062
    2.88%                                  07/02/08          70          68,567
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    7.35%                                  10/01/09          15          17,662
    6.88%                                  01/15/11          50          57,357
    6.60%                                  01/15/12          55          62,249
  UBS Preferred Funding Trust I, Capital
    Securities
    8.62%(c)                               10/29/49         115         142,785
  Verizon Global Funding Corp., Senior
    Unsecured Notes
    7.75%                                  12/01/30          25          30,030
                                                                   ------------
                                                                      4,090,895
                                                                   ------------


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
FOOD & AGRICULTURE -- 0.2%
  General Mills, Inc., Senior Unsecured
    Notes
    5.13%                                  02/15/07      $   65    $     69,909
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.63%                                  11/01/11         170         179,176
                                                                   ------------
                                                                        249,085
                                                                   ------------
INSURANCE -- 0.1%
  Fund American Cos., Inc., Senior Notes
    5.88%                                  05/15/13          60          61,054
  Pacific Life Corp., Senior Notes
    6.60%(g)                               09/15/33          20          21,231
                                                                   ------------
                                                                         82,285
                                                                   ------------
OIL & GAS -- 0.3%
  Amerada Hess Corp., Senior
    Unsecured Notes
    7.13%                                  03/15/33           9           9,480
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    5.38%                                  03/01/07         100         108,211
  Conoco, Inc., Senior Unsecured Notes
    6.95%                                  04/15/29         175         201,634
  Devon Energy Corp., Senior
    Debentures
    7.95%                                  04/15/32          25          30,898
  Kinder Morgan Energy Partners LP,
    Senior Unsecured Notes
    7.30%                                  08/15/33          40          45,854
  Texas Eastern Transmission LP, Senior
    Unsecured Notes
    7.00%                                  07/15/32          25          27,712
  Valero Energy Corp., Senior Unsecured
    Notes
    7.50%                                  04/15/32          36          40,109
                                                                   ------------
                                                                        463,898
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.0%
  Weyerhaeuser Co., Senior Unsecured
    Notes
    6.88%                                  12/15/33          65          68,335
                                                                   ------------
PHARMACEUTICALS -- 0.0%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                  08/01/47          25          28,070
                                                                   ------------
PUBLISHING & PRINTING -- 0.0%
  News America, Inc., Debentures
    8.88%                                  04/26/23          25          32,108
  News America, Inc., Senior Debentures
    7.75%                                  01/20/24          25          29,181
                                                                   ------------
                                                                         61,289
                                                                   ------------
REAL ESTATE -- 0.0%
  EOP Operating LP, Senior Unsecured
    Notes
    7.88%                                  07/15/31          50          58,853
                                                                   ------------
RETAIL MERCHANDISING -- 0.2%
  Kroger Co., Senior Unsecured Notes
    7.70%                                  06/01/29          25          29,783


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
CORPORATE BONDS (CONTINUED)
RETAIL MERCHANDISING (CONTINUED)
  Sears Roebuck Acceptance Corp.,
    Senior Unsecured Notes
    6.25%                                  05/01/09      $   25    $     27,766
    6.75%                                  08/15/11          20          22,552
    6.70%                                  04/15/12          70          79,396
  Wal-Mart Stores, Inc., Unsecured Notes
    3.38%                                  10/01/08         185         186,093
                                                                   ------------
                                                                        345,590
                                                                   ------------
TELECOMMUNICATIONS -- 0.5%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                  03/15/13           2           2,482
  Comcast Cable Communications Corp.,
    Senior Notes
    8.88%                                  05/01/17          50          65,461
  Comcast Cable Communications Corp.,
    Senior Unsecured Notes
    7.05%                                  03/15/33          25          27,400
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                                  11/15/29          25          30,596
  TCI Communications, Inc., Senior
    Debentures
    7.88%                                  02/15/26          65          76,921
  TCI Communications, Inc., Senior
    Notes
    7.13%                                  02/15/28          50          54,851
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                  01/17/12         280         304,486
  WorldCom, Inc., Senior Notes
    6.95%(b)(e)(h)                         08/15/28         175          57,750
  WorldCom, Inc., Senior Unsecured
    Notes
    7.38%(b)(e)(g)(h)                      01/15/06         135          44,550
                                                                   ------------
                                                                        664,497
                                                                   ------------
TRANSPORTATION -- 0.2%
  Burlington Northern Santa Fe Corp.,
    Senior Unsecured Notes
    5.90%                                  07/01/12          80          87,111
  Norfolk Southern Corp., Senior Notes
    7.05%                                  05/01/37         200         227,087
                                                                   ------------
                                                                        314,198
                                                                   ------------
YANKEE -- 0.6%
  British Telecommunications Group PLC,
    Senior Unsecured Notes
    8.88%                                  12/15/30          35          45,884
  Canadian National Railway Co., Senior
    Notes
    6.90%                                  07/15/28          95         107,454
  Deutsche Telekom International
    Finance BV, Senior Unsecured Notes
    8.50%(c)                               06/15/10          25          30,610
    8.75%                                  06/15/30          75          95,138
  Province of Quebec, Debentures
    7.50%                                  07/15/23          50          61,566
    7.13%                                  02/09/24          25          30,015
  Province of Quebec, Unsecured Notes
    7.38%                                  04/09/26          25          30,714


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
YANKEE (CONTINUED)
  Tyco International Group SA, Senior
    Unsecured Notes
    5.80%                                  08/01/06      $  175    $    180,250
  United Mexican States, Bonds
    8.13%                                  12/30/19         225         254,475
                                                                   ------------
                                                                        836,106
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $8,867,823)                                                   9,282,426
                                                                   ------------
TAXABLE MUNICIPAL BONDS -- 0.5%
  California Department of Water
    Resources Revenue Bonds,
    Series 02, Class E
    3.98%                                  05/01/05         100         102,064
  Illinois State Pension Funding General
    Obligation Bonds, Series 03
    5.10%                                  06/01/33         450         418,806
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bonds,
    Series 97, Class B
    7.62%(d)                               02/15/21         630         220,027
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $721,859)                                                       740,897
                                                                   ------------
SHORT TERM INVESTMENTS -- 7.5%
  American Express Centurion AXP,
    Floating Rate Notes
    1.11%(i)                               12/12/03         588         588,198
    1.10%(i)                               01/27/04         572         572,258
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.08%(i)                               11/14/03           3           3,015
  Depfa Bank PLC, Commercial Paper
    1.08%(i)                               12/22/03           7           6,994
  Dresdner Bank International,
    Certificate of Deposit
    1.12%(i)                               10/06/03         146         146,484
  Lexington Parker Capital Co.,
    Commercial Paper
    1.08%(i)                               10/06/03         134         134,456
  Merrill Lynch Master Note, Time
    Deposit
    1.32%(i)                               10/06/03          63          62,530
    1.32%(i)                               10/30/03         200         199,752
  Monumental Global Funding, Asset
    Backed Security
    1.11%(i)                               05/28/04         695         694,625
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.27%(i)                            11/03-01/04       1,101       1,100,899
  Natexis Banques International,
    Certificate of Deposit
    1.22%(i)                               10/10/03          14          13,888
  National City Bank of Indiana, Floating
    Rate Notes
    1.08%(i)                               11/10/03         798         797,712


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONCLUDED)

                                                      PAR/SHARES
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------   ----------   ------------
SHORT TERM INVESTMENTS (CONTINUED)
  Royal Bank of Canada, Time Deposit
    1.16%(i)                               10/01/03      $  443    $    443,482
  Southtrust Bank, Time Deposit
    1.13%(i)                               10/01/03          26          26,195
  Student Loan Marketing Association,
    Discount Notes
    1.00%                                  10/01/03       1,000       1,000,000
  The Bear Stearns Co., Floating Rate
    Notes
    1.31%(i)                               01/16/04         573         573,390
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.09%(i)                               03/08/04         565         564,516
  Westdeutsche Landsbank International,
    Certificate of Deposit
    1.07%(i)                               09/23/04         660         659,828
    1.07%(i)                               09/29/04         271         271,495
  Galileo Money Market Fund                               1,833       1,833,162
  Institutional Money Market Trust(i)                     1,432       1,432,128
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $11,125,007)                                                 11,125,007
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $126,288,261(a))                                           $148,062,310
                                                                   ============


                                                      NUMBER OF
                                                      CONTRACTS        VALUE
                                                      ---------    ------------
PUT OPTIONS WRITTEN -- 0.0%
  December 10 year U.S. Treasury Notes
    futures, Strike Price 107,
    Expires 11/22/03                                        (5)    $       (625)
  December 10 year U.S. Treasury Notes
    futures, Strike Price 114,
    Expires 11/22/03                                        (9)         (11,250)
  December 10 year U.S. Treasury Notes
    futures, Strike Price 115,
    Expires 11/22/03                                        (3)          (5,156)
                                                                   ------------
TOTAL PUT OPTIONS WRITTEN
  (Premiums received $23,032)                                      $    (17,031)
                                                                   ============
------------
(a) Cost for Federal income tax purposes is $127,235,581. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $23,027,640
      Gross unrealized depreciation                                  (2,200,911)
                                                                    -----------
                                                                    $20,826,729
                                                                    ===========
(b) Non-income producing security.
(c) Rates shown are the rates as of September 30, 2003.
(d) Rates shown are the effective yields as of September 30, 2003.
(e) Total or partial securities on loan.
(f) Securities, or a portion thereof, pledged as collateral with a value of $1,192,079 on 10 long S&P 500 futures contracts, 38 short U.S. Treasury Notes futures contracts and 22 long U.S. Treasury Bonds futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $9,271,438, with an unrealized loss of $27,637.
(g) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional investors. As of September 30, 2003, the fund held 0.6% of its net assets, with a market value of $912,752 in securities restricted as to resale.
(h) Security in default.
(i) Security purchased with the cash proceeds from securities loaned.

                  --------------------------------------------
                            INVESTMENT ABBREVIATIONS

                    ADR      American Depository Receipts
                    IO       Interest Only
                    NVDR     Non Voting Depositary Receipts
                    PLC      Public Limited Company
                    PO       Principal Only
                  --------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                               BALANCED PORTFOLIO

SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $ 126,288,261) -- including $7,970,750 of
     securities loaned (Note A) .........................................................................           $148,062,310
   Dividends receivable .................................................................................                112,292
   Interest receivable ..................................................................................                409,151
   Interest receivable on interest rate swaps ...........................................................                  3,636
   Investments sold receivable ..........................................................................             20,849,009
   Capital shares sold receivable .......................................................................                 89,457
   Prepaid expenses .....................................................................................                 21,710
   Unrealized appreciation on interest rate swaps .......................................................                 61,835
   Futures margin receivable ............................................................................                 14,630
                                                                                                                    ------------
          TOTAL ASSETS ..................................................................................            169,624,030
                                                                                                                    ------------

LIABILITIES
   Payable upon return of securities loaned .............................................................              8,291,845
   Investments purchased payable ........................................................................             15,407,805
   Capital shares redeemed payable ......................................................................                511,001
   Advisory fees payable ................................................................................                 53,340
   Administrative fees payable ..........................................................................                 27,920
   Transfer agent fees payable ..........................................................................                 15,036
   Other accrued expenses payable .......................................................................                 98,381
   Interest payable on interest rate swaps ..............................................................                    442
   Options written, at fair value (premiums received $23,032) ...........................................                 17,031
   Futures margin payable ...............................................................................                 34,741
   Unrealized depreciation on interest rate swaps .......................................................                 61,057
                                                                                                                    ------------
          TOTAL LIABILITIES .............................................................................             24,518,599
                                                                                                                    ------------

NET ASSETS (Applicable to 963,016 Institutional shares,
   173,362 Service shares, 6,729,231 Investor A shares, 3,206,987 Investor B shares and
   370,336 Investor C shares outstanding) ...............................................................           $145,105,431
                                                                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($12,262,305 / 963,016) ......................................................                 $12.73
                                                                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($2,205,156 / 173,362) .............................................................                 $12.72
                                                                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
   ($85,537,798 / 6,729,231) ............................................................................                 $12.71
                                                                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($12.71 / 0.955) .....................................................................................                 $13.31
                                                                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($40,431,595 / 3,206,987) .......................................................                 $12.61
                                                                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($4,668,577 / 370,336) ..........................................................                 $12.61
                                                                                                                          ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS

                            STATEMENTS OF OPERATIONS

                                                                                  LARGE CAP        LARGE CAP         MID-CAP
                                                                                    VALUE           GROWTH            VALUE
                                                                                   EQUITY           EQUITY           EQUITY
FOR THE YEAR ENDED SEPTEMBER 30, 2003                                             PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                                 ------------     -----------       ----------
Investment income:
   Interest ...........................................................          $     41,710     $     4,773       $   18,295
   Securities lending income ..........................................                66,976          26,876           11,631
   Dividends ..........................................................             8,571,720       1,791,471        1,009,802
   Foreign taxes withheld .............................................                    --              --               --
                                                                                 ------------     -----------       ----------
        Total investment income .......................................             8,680,406       1,823,120        1,039,728
                                                                                 ------------     -----------       ----------
Expenses:
   Investment advisory fee ............................................             2,306,603         990,975          455,570
   Administration fee .................................................               962,857         414,530          131,106
   Custodian fee ......................................................               151,497          49,440           21,154
   Transfer agent fee .................................................               241,331         132,440           42,186
   Shareholder servicing fees .........................................               364,954         221,693           44,610
   Shareholder processing fees ........................................               270,347         173,547           31,392
   Distribution fees ..................................................               175,675         127,996           67,682
   Legal and audit ....................................................                40,973          17,170            7,007
   Printing ...........................................................                79,630          31,862            8,068
   Registration fees and expenses .....................................                61,224          53,703           51,040
   Trustees' fees .....................................................                 3,152           1,184              364
   Other ..............................................................                21,191           9,688            8,280
                                                                                 ------------     -----------       ----------
        Total expenses ................................................             4,679,434       2,224,228          868,459
                                                                                 ------------     -----------       ----------
          Less investment advisory and
             administration fees waived ...............................              (488,538)       (189,689)         (23,503)
          Expenses reimbursed by advisor ..............................                    --              --               --
                                                                                 ------------     -----------       ----------
        Net expenses ..................................................             4,190,896       2,034,539          844,956
                                                                                 ------------     -----------       ----------
   Net investment income (loss) .......................................             4,489,510        (211,419)         194,772
                                                                                 ------------     -----------       ----------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ........................................           (26,569,646)       (334,942)        (671,268)
     Futures and options contracts ....................................              (685,307)       (846,036)              --
     Foreign currency related transactions ............................                28,367              --               --
                                                                                 ------------     -----------       ----------
                                                                                  (27,226,586)     (1,180,978)        (671,268)
                                                                                 ------------     -----------       ----------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) ...............................           125,715,736      41,777,503        7,664,155
     Futures and options contracts ....................................               533,569         326,327               --
     Foreign currency related transactions ............................                    --              --               --
                                                                                 ------------     -----------       ----------
                                                                                  126,249,305      42,103,830        7,664,155
                                                                                 ------------     -----------       ----------
Net gain on investments and foreign
   currency transactions ..............................................            99,022,719      40,922,852        6,992,887
                                                                                 ------------     -----------       ----------
Net increase in net assets resulting from
   operations .........................................................          $103,512,229     $40,711,433       $7,187,659
                                                                                 ============     ===========       ==========

                                                                                  MID-CAP
                                                                                  GROWTH          SMALL CAP        SMALL CAP
                                                                                  EQUITY         VALUE EQUITY     CORE EQUITY
FOR THE YEAR ENDED SEPTEMBER 30, 2003                                            PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                                ------------      -----------     -----------
Investment income:
   Interest ...........................................................         $     60,082      $    24,209      $    348
   Securities lending income ..........................................               39,173           20,990            --
   Dividends ..........................................................              931,146        1,363,931         6,234
   Foreign taxes withheld .............................................                   --               --            --
                                                                                ------------      -----------      --------
        Total investment income .......................................            1,030,401        1,409,130         6,582
                                                                                ------------      -----------      --------
Expenses:
   Investment advisory fee ............................................            1,157,367          771,710         9,700
   Administration fee .................................................              332,812          322,848         2,230
   Custodian fee ......................................................               39,586           42,946        12,252
   Transfer agent fee .................................................              172,959          112,345           302
   Shareholder servicing fees .........................................              201,615          149,893            --
   Shareholder processing fees ........................................              130,587           92,794            --
   Distribution fees ..................................................              338,857          144,133            --
   Legal and audit ....................................................               14,714           13,578           319
   Printing ...........................................................               29,151           23,867           612
   Registration fees and expenses .....................................               71,247           56,422            --
   Trustees' fees .....................................................                  757              943            10
   Other ..............................................................               12,529           12,983         3,278
                                                                                ------------      -----------      --------
        Total expenses ................................................            2,502,181        1,744,462        28,703
                                                                                ------------      -----------      --------
          Less investment advisory and
             administration fees waived ...............................              (35,068)         (42,733)      (11,930)
          Expenses reimbursed by advisor ..............................                   --               --        (4,163)
                                                                                ------------      -----------      --------
        Net expenses ..................................................            2,467,113        1,701,729        12,610
                                                                                ------------      -----------      --------
   Net investment income (loss) .......................................           (1,436,712)        (292,599)       (6,028)
                                                                                ------------      -----------      --------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ........................................          (11,966,597)      13,228,991       150,011
     Futures and options contracts ....................................                   --               --            --
     Foreign currency related transactions ............................                   --               --            --
                                                                                ------------      -----------      --------
                                                                                 (11,966,597)      13,228,991       150,011
                                                                                ------------      -----------      --------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) ...............................           43,642,406       19,817,428       219,165
     Futures and options contracts ....................................                   --               --            --
     Foreign currency related transactions ............................                   --               --            --
                                                                                ------------      -----------      --------
                                                                                  43,642,406       19,817,428       219,165
                                                                                ------------      -----------      --------
Net gain on investments and foreign
   currency transactions ..............................................           31,675,809       33,046,419       369,176
                                                                                ------------      -----------      --------
Net increase in net assets resulting from
   operations .........................................................         $ 30,239,097      $32,753,820      $363,148
                                                                                ============      ===========      ========

                                                                                                                     GLOBAL SCIENCE
                                                                              SMALL CAP                               & TECHNOLOGY
                                                                            GROWTH EQUITY    U.S. OPPORTUNITIES       OPPORTUNITIES
FOR THE YEAR ENDED SEPTEMBER 30, 2003                                         PORTFOLIO           PORTFOLIO             PORTFOLIO
                                                                             -----------     ------------------      --------------
Investment income:
   Interest ...........................................................      $   127,763         $    99,594           $    14,643
   Securities lending income ..........................................           36,589                  --                    --
   Dividends ..........................................................          281,799             544,247                86,195
   Foreign taxes withheld .............................................               --                  --               (15,916)
                                                                             -----------         -----------           -----------
        Total investment income .......................................          446,151             643,841                84,922
                                                                             -----------         -----------           -----------
Expenses:
   Investment advisory fee ............................................        1,661,264           1,076,606               262,305
   Administration fee .................................................          694,810             225,108                67,032
   Custodian fee ......................................................           96,617              36,510                25,974
   Transfer agent fee .................................................          250,768             175,223                67,631
   Shareholder servicing fees .........................................          349,702             223,604                67,209
   Shareholder processing fees ........................................          222,997             134,412                40,351
   Distribution fees ..................................................          242,713             457,062               128,371
   Legal and audit ....................................................           26,496               7,033                    --
   Printing ...........................................................           62,329              23,058                 8,934
   Registration fees and expenses .....................................           65,761              61,898                55,808
   Trustees' fees .....................................................            2,244                 877                   283
   Other ..............................................................           19,704              10,990                 4,812
                                                                             -----------         -----------           -----------
        Total expenses ................................................        3,695,405           2,432,381               728,710
                                                                             -----------         -----------           -----------
          Less investment advisory and
             administration fees waived ...............................          (94,355)            (62,879)              (80,037)
          Expenses reimbursed by advisor ..............................               --                  --                    --
                                                                             -----------         -----------           -----------
        Net expenses ..................................................        3,601,050           2,369,502               648,673
                                                                             -----------         -----------           -----------
   Net investment income (loss) .......................................       (3,154,899)         (1,725,661)             (563,751)
                                                                             -----------         -----------           -----------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ........................................       10,949,272          (2,544,978)            1,424,244
     Futures and options contracts ....................................               --                  --                  (101)
     Foreign currency related transactions ............................               --                  --               (12,982)
                                                                             -----------         -----------           -----------
                                                                              10,949,272          (2,544,978)            1,411,161
                                                                             -----------         -----------           -----------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) ...............................       81,932,839          26,647,685            11,113,248
     Futures and options contracts ....................................               --                  --                    --
     Foreign currency related transactions ............................               --                  23                22,274
                                                                             -----------         -----------           -----------
                                                                              81,932,839          26,647,708            11,135,522
                                                                             -----------         -----------           -----------
Net gain on investments and foreign
   currency transactions ..............................................       92,882,111          24,102,730            12,546,683
                                                                             -----------         -----------           -----------
Net increase in net assets resulting from
   operations .........................................................      $89,727,212         $22,377,069           $11,982,932
                                                                             ===========         ===========           ===========


                                                                              EUROPEAN         INTERNATIONAL     INTERNATIONAL
                                                                               EQUITY             EQUITY         OPPORTUNITIES
FOR THE YEAR ENDED SEPTEMBER 30, 2003                                         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                                             -----------       ------------      -------------
Investment income:
   Interest ...........................................................      $     1,662       $      6,849       $    76,178
   Securities lending income ..........................................               --             39,308             2,199
   Dividends ..........................................................          172,596          3,703,786         2,682,396
   Foreign taxes withheld .............................................          (20,622)          (444,528)         (325,554)
                                                                             -----------       ------------       -----------
        Total investment income .......................................          153,636          3,305,415         2,435,219
                                                                             -----------       ------------       -----------
Expenses:
   Investment advisory fee ............................................           57,466          1,348,060         1,293,205
   Administration fee .................................................           14,686            414,828           297,578
   Custodian fee ......................................................           62,607            160,346           128,975
   Transfer agent fee .................................................            5,894             85,327           142,599
   Shareholder servicing fees .........................................            5,742             91,912           195,899
   Shareholder processing fees ........................................            3,445             73,452           118,183
   Distribution fees ..................................................           13,208             33,400           357,666
   Legal and audit ....................................................               --              8,335            10,780
   Printing ...........................................................              795             31,703            41,971
   Registration fees and expenses .....................................           50,888             64,345            55,526
   Trustees' fees .....................................................              112              2,213             1,928
   Other ..............................................................            9,150             19,623            27,656
                                                                             -----------       ------------       -----------
        Total expenses ................................................          223,993          2,333,544         2,671,966
                                                                             -----------       ------------       -----------
          Less investment advisory and
             administration fees waived ...............................          (72,152)          (121,554)         (121,595)
          Expenses reimbursed by advisor ..............................          (35,253)                --                --
                                                                             -----------       ------------       -----------
        Net expenses ..................................................          116,588          2,211,990         2,550,371
                                                                             -----------       ------------       -----------
   Net investment income (loss) .......................................           37,048          1,093,425          (115,152)
                                                                             -----------       ------------       -----------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ........................................       (2,009,502)       (40,928,636)        1,809,305
     Futures and options contracts ....................................           22,126            176,166                --
     Foreign currency related transactions ............................           13,687            136,777          (151,146)
                                                                             -----------       ------------       -----------
                                                                              (1,973,689)       (40,615,693)        1,658,159
                                                                             -----------       ------------       -----------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) ...............................        2,762,831         55,358,785        34,145,022
     Futures and options contracts ....................................               --                 --                --
     Foreign currency related transactions ............................              364            (70,548)          372,717
                                                                             -----------       ------------       -----------
                                                                               2,763,195         55,288,237        34,517,739
                                                                             -----------       ------------       -----------
Net gain on investments and foreign
   currency transactions ..............................................          789,506         14,672,544        36,175,898
                                                                             -----------       ------------       -----------
Net increase in net assets resulting from
   operations .........................................................      $   826,554       $ 15,765,969       $36,060,746
                                                                             ===========       ============       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


62 & 63

                                 BLACKROCK FUNDS

                      STATEMENTS OF OPERATIONS (CONCLUDED)

                                                              ASIA PACIFIC          SELECT            INDEX
                                                                 EQUITY             EQUITY            EQUITY          BALANCED
FOR THE YEAR ENDED SEPTEMBER 30, 2003                           PORTFOLIO          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                              ------------        -----------      -------------     -----------
Investment income:
   Interest ..........................................          $     440         $    15,643      $          --     $ 3,742,699
   Securities lending income .........................                 --              18,360                 --          17,038
   Dividends .........................................             41,644           2,399,231                 --       1,955,823
   Net investment income allocated from master .......                 --                  --         25,558,556              --
   Foreign taxes withheld ............................             (3,112)                 --                 --              --
                                                                ---------         -----------      -------------     -----------
        Total investment income ......................             38,972           2,433,234         25,558,556       5,715,560
                                                                ---------         -----------      -------------     -----------
Expenses:
   Investment advisory fee ...........................             16,949             768,297                 --         886,946
   Administration fee ................................              4,331             321,327          3,205,453         370,908
   Custodian fee .....................................             16,246              66,386                110         107,038
   Transfer agent fee ................................              1,254             116,898          1,090,699         193,113
   Shareholder servicing fees ........................                295             120,167          1,933,857         355,870
   Shareholder processing fees .......................                178              73,607          1,200,063         215,158
   Distribution fees .................................                567             178,530          3,557,992         338,354
   Legal and audit ...................................                 59              12,051            180,420          13,976
   Printing ..........................................                 --              18,393            453,502           4,049
   Registration fees and expenses ....................             50,324              51,378             98,083          52,853
   Trustees' fees ....................................                 34               1,504             36,088           2,030
   Other .............................................             11,748              14,014             26,885          19,343
                                                                ---------         -----------      -------------     -----------
        Total expenses excluding interest expense ....            101,985           1,742,552         11,783,152       2,559,638
                                                                ---------         -----------      -------------     -----------
          Interest expense ...........................                 --                  --                 --          88,051
                                                                ---------         -----------      -------------     -----------
        Total expenses ...............................            101,985           1,742,552         11,783,152       2,647,689
                                                                ---------         -----------      -------------     -----------
          Less investment advisory and
             administration fees waived ..............            (21,280)           (202,909)        (1,666,278)       (164,894)
          Expenses reimbursed by advisor .............            (52,277)                 --                 --              --
                                                                ---------         -----------      -------------     -----------
        Net expenses .................................             28,428           1,539,643         10,116,874       2,482,795
                                                                ---------         -----------      -------------     -----------
   Net investment income .............................             10,544             893,591         15,441,682       3,232,765
                                                                ---------         -----------      -------------     -----------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) .......................           (171,739)         11,604,628       (181,909,264)      3,216,633
     Futures and options contracts ...................             13,494             118,459          5,514,297          64,632
     Swap and swaption contracts .....................                 --                  --                 --         582,750
     Foreign currency related transactions ...........            (10,128)                 --                 --              --
                                                                ---------         -----------      -------------     -----------
                                                                 (168,373)         11,723,087       (176,394,967)      3,864,015
                                                                ---------         -----------      -------------     -----------
Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) ..............            515,592          17,852,485        461,234,843      19,279,707
     Futures and options contracts ...................             (3,846)             21,569          2,283,308         174,445
     Swap and swaption contracts .....................                 --                  --                 --        (617,466)
     Foreign currency related transactions ...........             (3,783)                 --                 --              --
                                                                ---------         -----------      -------------     -----------
                                                                  507,963          17,874,054        463,518,151      18,836,686
                                                                ---------         -----------      -------------     -----------
Net gain on investments and foreign
   currency transactions .............................            339,590          29,597,141        287,123,184      22,700,701
                                                                ---------         -----------      -------------     -----------
Net increase in net assets resulting from
   operations ........................................          $ 350,134         $30,490,732      $ 302,564,866     $25,933,466
                                                                =========         ===========      =============     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            LARGE CAP                         LARGE CAP
                                                                     VALUE EQUITY PORTFOLIO            GROWTH EQUITY PORTFOLIO
                                                               --------------------------------    ------------------------------
                                                                 FOR THE           FOR THE           FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                  9/30/03           9/30/02           9/30/03           9/30/02
                                                               -------------    ---------------    -------------    -------------
Decrease in net assets:
  Operations:
    Net investment income (loss) ...........................   $   4,489,510    $     7,606,188    $    (211,419)   $  (1,230,698)
    Net realized gain (loss) on investments, futures,
      options and foreign currency related transactions ....     (27,226,586)       (62,491,314)      (1,180,978)       5,181,746
    Net unrealized gain (loss) on investments, futures,
      options and foreign currency related transactions ....     126,249,305       (190,253,671)      42,103,830      (87,553,554)
                                                               -------------    ---------------    -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations ............................     103,512,229       (245,138,797)      40,711,433      (83,602,506)
                                                               -------------    ---------------    -------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ....................................      (3,079,207)        (6,688,642)              --               --
    Service Class ..........................................        (854,501)          (600,136)              --               --
    Investor A Class .......................................        (704,895)          (229,558)              --               --
    Investor B Class .......................................         (36,556)                --               --               --
    Investor C Class .......................................         (10,751)                --               --               --
                                                               -------------    ---------------    -------------    -------------
    Total distributions from net investment income .........      (4,685,910)        (7,518,336)              --               --
                                                               -------------    ---------------    -------------    -------------
  Net realized gains:
    Institutional Class ....................................              --        (37,916,978)              --               --
    Service Class ..........................................              --         (6,700,090)              --               --
    Investor A Class .......................................              --         (2,018,751)              --               --
    Investor B Class .......................................              --           (856,460)              --               --
    Investor C Class .......................................              --           (299,945)              --               --
                                                               -------------    ---------------    -------------    -------------
    Total distributions from net realized gains ............              --        (47,792,224)              --               --
                                                               -------------    ---------------    -------------    -------------
    Total distributions to shareholders ....................      (4,685,910)       (55,310,560)              --               --
                                                               -------------    ---------------    -------------    -------------
Capital share transactions .................................    (401,555,023)      (793,287,926)    (198,447,545)    (416,275,966)
                                                               -------------    ---------------    -------------    -------------
Redemption fees ............................................              --                 --                2               --
                                                               -------------    ---------------    -------------    -------------
    Total decrease in net assets ...........................    (302,728,704)    (1,093,737,283)    (157,736,110)    (499,878,472)
Net assets:
    Beginning of period ....................................     602,919,425      1,696,656,708      282,722,333      782,600,805
                                                               -------------    ---------------    -------------    -------------
    End of period ..........................................   $ 300,190,721    $   602,919,425    $ 124,986,223    $ 282,722,333
                                                               =============    ===============    =============    =============

                                                                           MID-CAP VALUE                      MID-CAP GROWTH
                                                                         EQUITY PORTFOLIO                    EQUITY PORTFOLIO
                                                               --------------------------------    -------------------------------
                                                                  FOR THE           FOR THE           FOR THE           FOR THE
                                                                YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                  9/30/03           9/30/02 1         9/30/03           9/30/02
                                                               ------------       -------------    ------------      -------------
Decrease in net assets:
  Operations:
    Net investment income (loss) ...........................   $    194,772       $    (128,210)   $ (1,436,712)     $  (3,949,936)
    Net realized gain (loss) on investments, futures,
      options and foreign currency related transactions ....       (671,268)          7,110,713     (11,966,597)       (35,709,734)
    Net unrealized gain (loss) on investments, futures,
      options and foreign currency related transactions ....      7,664,155          (4,104,011)     43,642,406         10,234,919
                                                               ------------       -------------    ------------      -------------
    Net increase (decrease) in net assets
      resulting from operations ............................      7,187,659           2,878,492      30,239,097        (29,424,751)
                                                               ------------       -------------    ------------      -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ....................................             --            (296,301)             --                 --
    Service Class ..........................................             --                  --              --                 --
    Investor A Class .......................................             --                  --              --                 --
    Investor B Class .......................................             --                  --              --                 --
    Investor C Class .......................................             --                  --              --                 --
                                                               ------------       -------------    ------------      -------------
    Total distributions from net investment income .........             --            (296,301)             --                 --
                                                               ------------       -------------    ------------      -------------
  Net realized gains:
    Institutional Class ....................................     (3,510,191)                 --              --                 --
    Service Class ..........................................       (867,345)                 --              --                 --
    Investor A Class .......................................       (353,578)                 --              --                 --
    Investor B Class .......................................       (545,894)                 --              --                 --
    Investor C Class .......................................       (170,273)                 --              --                 --
                                                               ------------       -------------    ------------      -------------
    Total distributions from net realized gains ............     (5,447,281)                 --              --                 --
                                                               ------------       -------------    ------------      -------------
    Total distributions to shareholders ....................     (5,447,281)           (296,301)             --                 --
                                                               ------------       -------------    ------------      -------------
Capital share transactions .................................    (45,498,300)       (165,773,984)    (70,932,381)      (246,668,549)
                                                               ------------       -------------    ------------      -------------
Redemption fees ............................................            839                  --             635                 --
                                                               ------------       -------------    ------------      -------------
    Total decrease in net assets ...........................    (43,757,083)       (163,191,793)    (40,692,649)      (276,093,300)
Net assets:
    Beginning of period ....................................     86,449,176         249,640,969     173,931,463        450,024,763
                                                               ------------       -------------    ------------      -------------
    End of period ..........................................   $ 42,692,093       $  86,449,176    $133,238,814      $ 173,931,463
                                                               ============       =============    ============      =============
                                                                             SMALL CAP
                                                                      VALUE EQUITY PORTFOLIO
                                                               -------------------------------
                                                                 FOR THE            FOR THE
                                                                YEAR ENDED         YEAR ENDED
                                                                  9/30/03            9/30/02 1
                                                               ------------      -------------
Decrease in net assets:
  Operations:
    Net investment income (loss) ...........................   $   (292,599)     $    (726,693)
    Net realized gain (loss) on investments, futures,
      options and foreign currency related transactions ....     13,228,991         38,255,268
    Net unrealized gain (loss) on investments, futures,
      options and foreign currency related transactions ....     19,817,428        (34,697,660)
                                                               ------------      -------------
    Net increase (decrease) in net assets
      resulting from operations ............................     32,753,820          2,830,915
                                                               ------------      -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ....................................             --           (322,253)
    Service Class ..........................................             --                 --
    Investor A Class .......................................             --                 --
    Investor B Class .......................................             --                 --
    Investor C Class .......................................             --                 --
                                                               ------------      -------------
    Total distributions from net investment income .........             --           (322,253)
                                                               ------------      -------------
  Net realized gains:
    Institutional Class ....................................    (15,284,848)       (46,237,776)
    Service Class ..........................................     (1,810,143)        (4,956,467)
    Investor A Class .......................................     (7,729,241)        (5,801,888)
    Investor B Class .......................................     (2,156,019)        (2,503,582)
    Investor C Class .......................................       (892,109)        (1,036,051)
                                                               ------------      -------------
    Total distributions from net realized gains ............    (27,872,360)       (60,535,764)
                                                               ------------      -------------
    Total distributions to shareholders ....................    (27,872,360)       (60,858,017)
                                                               ------------      -------------
Capital share transactions .................................    (66,564,870)      (213,707,486)
                                                               ------------      -------------
Redemption fees ............................................            596                 --
                                                               ------------      -------------
    Total decrease in net assets ...........................    (61,682,814)      (271,734,588)
Net assets:
    Beginning of period ....................................    194,372,576        466,107,164
                                                               ------------      -------------
    End of period ..........................................   $132,689,762      $ 194,372,576
                                                               ============      =============

------------
1 Certain prior year amounts were reclassified to conform to current year presentation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


66 & 67

                                 BLACKROCK FUNDS

                                                                              SMALL CAP                        SMALL CAP
                                                                             CORE EQUITY                     GROWTH EQUITY
                                                                              PORTFOLIO                        PORTFOLIO
                                                                   -----------------------------    ------------------------------
                                                                                    FOR THE
                                                                     FOR THE         PERIOD           FOR THE          FOR THE
                                                                   YEAR ENDED   1/2/02 1 THROUGH     YEAR ENDED       YEAR ENDED
                                                                     9/30/03         9/30/02          9/30/03          9/30/02
                                                                   ----------   ----------------    ------------    --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ..............................    $   (6,028)     $   (4,310)      $ (3,154,899)   $   (6,451,517)
    Net realized gain (loss) on investments, futures,
      options and foreign currency related transactions .......       150,011        (145,333)        10,949,272      (136,177,816)
    Net unrealized gain (loss) on investments, futures,
      options and foreign currency related transactions .......       219,165         (15,467)        81,932,839        43,449,233
                                                                   ----------      ----------       ------------    --------------
    Net increase (decrease) in net assets resulting
      from operations .........................................       363,148        (165,110)        89,727,212       (99,180,100)
                                                                   ----------      ----------       ------------    --------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .......................................            --              --                 --                --
    Service Class .............................................            --              --                 --                --
    Investor A Class ..........................................            --              --                 --                --
    Investor B Class ..........................................            --              --                 --                --
    Investor C Class ..........................................            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
    Total distributions from net investment income ............            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
  Capital:
    Institutional Class .......................................            --              --                 --                --
    Service Class .............................................            --              --                 --                --
    Investor A Class ..........................................            --              --                 --                --
    Investor B Class ..........................................            --              --                 --                --
    Investor C Class ..........................................            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
    Total distributions from capital ..........................            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
  Net realized gains:
    Institutional Class .......................................            --              --                 --                --
    Service Class .............................................            --              --                 --                --
    Investor A Class ..........................................            --              --                 --                --
    Investor B Class ..........................................            --              --                 --                --
    Investor C Class ..........................................            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
    Total distributions from net realized gains ...............            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
    Total distributions to shareholders .......................            --              --                 --                --
                                                                   ----------      ----------       ------------    --------------
Capital share transactions ....................................        47,000       1,000,500        (96,488,377)     (692,787,800)
                                                                   ----------      ----------       ------------    --------------
Redemption fees ...............................................            --              --            164,784                --
                                                                   ----------      ----------       ------------    --------------
    Total increase (decrease) in net assets ...................       410,148         835,390         (6,596,381)     (791,967,900)
Net assets:
    Beginning of period .......................................       835,390              --        333,123,788     1,125,091,688
                                                                   ----------      ----------       ------------    --------------
    End of period .............................................    $1,245,538      $  835,390       $326,527,407    $  333,123,788
                                                                   ==========      ==========       ============    ==============

                                                                                                             GLOBAL SCIENCE
                                                                         U.S. OPPORTUNITIES           & TECHNOLOGY OPPORTUNITIES
                                                                             PORTFOLIO                         PORTFOLIO
                                                                   ----------------------------      -----------------------------

                                                                      FOR THE        FOR THE           FOR THE         FOR THE
                                                                     YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                      9/30/03        9/30/02           9/30/03         9/30/02
                                                                   ------------   -------------      -----------      ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ..............................    $ (1,725,661)  $  (3,822,337)     $  (563,751)     $   (905,375)
    Net realized gain (loss) on investments, futures,
      options and foreign currency related transactions .......      (2,544,978)    (27,407,679)       1,411,161        (2,026,963)
    Net unrealized gain (loss) on investments, futures,
      options and foreign currency related transactions .......      26,647,708      (5,429,548)      11,135,522        (1,767,659)
                                                                   ------------   -------------      -----------      ------------
    Net increase (decrease) in net assets resulting
      from operations .........................................      22,377,069     (36,659,564)      11,982,932        (4,699,997)
                                                                   ------------   -------------      -----------      ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .......................................              --        (749,219)              --                --
    Service Class .............................................              --         (17,936)              --                --
    Investor A Class ..........................................              --        (803,632)              --                --
    Investor B Class ..........................................              --        (593,139)              --                --
    Investor C Class ..........................................              --        (306,144)              --                --
                                                                   ------------   -------------      -----------      ------------
    Total distributions from net investment income ............              --      (2,470,070)              --                --
                                                                   ------------   -------------      -----------      ------------
  Capital:
    Institutional Class .......................................              --              --               --                --
    Service Class .............................................              --              --               --                --
    Investor A Class ..........................................              --              --               --                --
    Investor B Class ..........................................              --              --               --                --
    Investor C Class ..........................................              --              --               --                --
                                                                   ------------   -------------      -----------      ------------
    Total distributions from capital ..........................              --              --               --                --
                                                                   ------------   -------------      -----------      ------------
  Net realized gains:
    Institutional Class .......................................              --              --               --                --
    Service Class .............................................              --              --               --                --
    Investor A Class ..........................................              --              --               --                --
    Investor B Class ..........................................              --              --               --                --
    Investor C Class ..........................................              --              --               --                --
                                                                   ------------   -------------      -----------      ------------
    Total distributions from net realized gains ...............              --              --               --                --
                                                                   ------------   -------------      -----------      ------------
    Total distributions to shareholders .......................              --      (2,470,070)              --                --
                                                                   ------------   -------------      -----------      ------------
Capital share transactions ....................................     (29,427,952)    (64,452,454)      (4,451,394)      (17,355,420)
                                                                   ------------   -------------      -----------      ------------
Redemption fees ...............................................              --              --               --                --
                                                                   ------------   -------------      -----------      ------------
    Total increase (decrease) in net assets ...................      (7,050,883)   (103,582,088)       7,531,538       (22,055,417)
Net assets:
    Beginning of period .......................................     105,985,659     209,567,747       27,473,303        49,528,720
                                                                   ------------   -------------      -----------      ------------
    End of period .............................................    $ 98,934,776   $ 105,985,659      $35,004,841      $ 27,473,303
                                                                   ============   =============      ===========      ============


                                                                             EUROPEAN                       INTERNATIONAL
                                                                         EQUITY PORTFOLIO                 EQUITY PORTFOLIO
                                                                   --------------------------      -----------------------------

                                                                     FOR THE        FOR THE           FOR THE         FOR THE
                                                                    YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                     9/30/03        9/30/02           9/30/03         9/30/02
                                                                   -----------    -----------      -------------   -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ..............................    $    37,048    $   211,311      $   1,093,425   $  12,970,171
    Net realized gain (loss) on investments, futures,
      options and foreign currency related transactions .......     (1,973,689)    (1,604,680)       (40,615,693)    (71,499,503)
    Net unrealized gain (loss) on investments, futures,
      options and foreign currency related transactions .......      2,763,195       (899,645)        55,288,237      19,842,652
                                                                   -----------    -----------      -------------   -------------
    Net increase (decrease) in net assets resulting
      from operations .........................................        826,554     (2,293,014)        15,765,969     (38,686,680)
                                                                   -----------    -----------      -------------   -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .......................................        (29,362)      (145,115)                --              --
    Service Class .............................................             --             (2)                --              --
    Investor A Class ..........................................             --        (13,745)                --              --
    Investor B Class ..........................................             --        (19,360)                --              --
    Investor C Class ..........................................             --         (6,775)                --              --
                                                                   -----------    -----------      -------------   -------------
    Total distributions from net investment income ............        (29,362)      (184,997)                --              --
                                                                   -----------    -----------      -------------   -------------
  Capital:
    Institutional Class .......................................             --             --                 --        (135,766)
    Service Class .............................................             --             --                 --         (24,880)
    Investor A Class ..........................................             --             --                 --          (9,827)
    Investor B Class ..........................................             --             --                 --          (1,520)
    Investor C Class ..........................................             --             --                 --            (582)
                                                                   -----------    -----------      -------------   -------------
    Total distributions from capital ..........................             --             --                 --        (172,575)
                                                                   -----------    -----------      -------------   -------------
  Net realized gains:
    Institutional Class .......................................             --             --                 --      (2,023,139)
    Service Class .............................................             --             --                 --        (368,858)
    Investor A Class ..........................................             --             --                 --        (145,702)
    Investor B Class ..........................................             --             --                 --         (22,542)
    Investor C Class ..........................................             --             --                 --          (8,627)
                                                                   -----------    -----------      -------------   -------------
    Total distributions from net realized gains ...............             --             --                 --      (2,568,868)
                                                                   -----------    -----------      -------------   -------------
    Total distributions to shareholders .......................        (29,362)      (184,997)                --      (2,741,443)
                                                                   -----------    -----------      -------------   -------------
Capital share transactions ....................................     (3,096,113)       682,827       (205,867,299)   (192,832,486)
                                                                   -----------    -----------      -------------   -------------
Redemption fees ...............................................            153          6,386            130,499         187,774
                                                                   -----------    -----------      -------------   -------------
    Total increase (decrease) in net assets ...................     (2,298,768)    (1,788,798)      (189,970,831)   (234,072,835)
Net assets:
    Beginning of period .......................................      7,730,804      9,519,602        310,410,389     544,483,224
                                                                   -----------    -----------      -------------   -------------
    End of period .............................................    $ 5,432,036    $ 7,730,804      $ 120,439,558   $ 310,410,389
                                                                   ===========    ===========      =============   =============

-----------
1 Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


68 & 69

                                 BLACKROCK FUNDS

                                                                             INTERNATIONAL
                                                                             OPPORTUNITIES                ASIA PACIFIC
                                                                               PORTFOLIO                EQUITY PORTFOLIO
                                                                     ----------------------------   ------------------------
                                                                        FOR THE         FOR THE       FOR THE      FOR THE
                                                                      YEAR ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                        9/30/03         9/30/02       9/30/03     9/30/02 1
                                                                     ------------    ------------   ----------   ----------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .................................   $   (115,152)   $   (364,761)  $   10,544   $   (5,822)
    Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
      transactions ...............................................      1,658,159       3,588,161     (168,373)    (311,713)
    Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
      transactions ...............................................     34,517,739      (1,498,241)     507,963      259,658
                                                                     ------------    ------------   ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ..................................     36,060,746       1,725,159      350,134      (57,877)
                                                                     ------------    ------------   ----------   ----------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..........................................             --              --       (1,649)     (18,649)
    Service Class ................................................             --              --           --           --
    Investor A Class .............................................             --              --           --           --
    Investor B Class .............................................             --              --           --           --
    Investor C Class .............................................             --              --           --           --
                                                                     ------------    ------------   ----------   ----------
    Total distributions from net investment income ...............             --              --       (1,649)     (18,649)
                                                                     ------------    ------------   ----------   ----------
Capital share transactions .......................................     (5,661,958)    (15,454,798)     362,449      (73,384)
                                                                     ------------    ------------   ----------   ----------
Redemption fees ..................................................        105,117         323,149           --        2,961
                                                                     ------------    ------------   ----------   ----------
    Total increase (decrease) in net assets ......................     30,503,905     (13,406,490)     710,934     (146,949)
Net assets:
    Beginning of period ..........................................    125,319,411     138,725,901    1,824,492    1,971,441
                                                                     ------------    ------------   ----------   ----------
    End of period ................................................   $155,823,316    $125,319,411   $2,535,426   $1,824,492
                                                                     ============    ============   ==========   ==========

                                                                                 SELECT                           INDEX
                                                                            EQUITY PORTFOLIO                 EQUITY PORTFOLIO
                                                                     -----------------------------  -------------------------------
                                                                        FOR THE         FOR THE         FOR THE          FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                        9/30/03         9/30/02         9/30/03          9/30/02
                                                                     -------------   -------------  --------------   --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .................................   $     893,591   $   1,459,982  $   15,441,682   $   12,854,962
    Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
      transactions ...............................................      11,723,087     (22,003,450)   (176,394,967)     (91,838,783)
    Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
      transactions ...............................................      17,874,054     (50,133,540)    463,518,151     (349,633,673)
                                                                     -------------   -------------  --------------   --------------
    Net increase (decrease) in net assets
      resulting from operations ..................................      30,490,732     (70,677,008)    302,564,866     (428,617,494)
                                                                     -------------   -------------  --------------   --------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..........................................      (1,248,052)             --     (10,205,877)      (9,983,695)
    Service Class ................................................              --              --        (820,036)        (729,259)
    Investor A Class .............................................        (212,107)             --      (2,855,488)      (2,138,035)
    Investor B Class .............................................              --              --        (658,664)              --
    Investor C Class .............................................              --              --      (1,015,680)              --
                                                                     -------------   -------------  --------------   --------------
    Total distributions from net investment income ...............      (1,460,159)             --     (15,555,745)     (12,850,989)
                                                                     -------------   -------------  --------------   --------------
Capital share transactions .......................................    (111,251,132)   (722,418,569)   (297,723,651)     343,911,312
                                                                     -------------   -------------  --------------   --------------
Redemption fees ..................................................              --              --              --               --
                                                                     -------------   -------------  --------------   --------------
    Total increase (decrease) in net assets ......................     (82,220,559)   (793,095,577)    (10,714,530)     (97,557,171)
Net assets:
    Beginning of period ..........................................     187,513,802     980,609,379   1,473,422,788    1,570,979,959
                                                                     -------------   -------------  --------------   --------------
    End of period ................................................   $ 105,293,243   $ 187,513,802  $1,462,708,258   $1,473,422,788
                                                                     =============   =============  ==============   ==============


                                                                          BALANCED PORTFOLIO
                                                                     ----------------------------
                                                                        FOR THE        FOR THE
                                                                      YEAR ENDED     YEAR ENDED
                                                                        9/30/03        9/30/02
                                                                     ------------   -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .................................   $  3,232,765   $   7,451,641
    Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
      transactions ...............................................      3,864,015     (25,113,357)
    Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
      transactions ...............................................     18,836,686      (6,153,672)
                                                                     ------------   -------------
    Net increase (decrease) in net assets
      resulting from operations ..................................     25,933,466     (23,815,388)
                                                                     ------------   -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..........................................       (488,552)     (1,850,151)
    Service Class ................................................        (67,477)       (374,339)
    Investor A Class .............................................     (2,236,825)     (4,146,870)
    Investor B Class .............................................       (649,457)       (984,216)
    Investor C Class .............................................        (73,797)       (127,004)
                                                                     ------------   -------------
    Total distributions from net investment income ...............     (3,516,108)     (7,482,580)
                                                                     ------------   -------------
Capital share transactions .......................................    (66,041,145)   (318,544,958)
                                                                     ------------   -------------
Redemption fees ..................................................             --              --
                                                                     ------------   -------------
    Total increase (decrease) in net assets ......................    (43,623,787)   (349,842,926)
Net assets:
    Beginning of period ..........................................    188,729,218     538,572,144
                                                                     ------------   -------------
    End of period ................................................   $145,105,431   $ 188,729,218
                                                                     ============   =============

--------------
1 Certain prior year amounts were reclassified to conform to current year presentation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


70 & 71

                                 BLACKROCK FUNDS

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                       NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS   DISTRIBUTIONS    ASSET
                               VALUE          NET         INVESTMENTS     FROM NET        FROM NET       VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT   REALIZED CAPITAL   END OF        TOTAL
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME           GAINS        PERIOD       RETURN
---------------------------------------------------------------------------------------------------------------------------------
----------------------
LARGE CAP VALUE EQUITY
----------------------
INSTITUTIONAL CLASS
9/30/03                       $ 8.82        $ 0.16         $  1.94        $(0.15)         $   --         $10.77       23.93%
9/30/02                        12.60          0.10           (3.42)        (0.09)          (0.37)          8.82      (27.41)
9/30/01                        15.13          0.14           (1.28)        (0.14)          (1.25)         12.60       (8.22)
9/30/00                        15.75          0.16            0.79         (0.16)          (1.41)         15.13        6.24
9/30/99                        14.69          0.22            2.01         (0.22)          (0.95)         15.75       15.38

SERVICE CLASS
9/30/03                       $ 8.83        $ 0.12         $  1.96        $(0.12)         $   --         $10.79       23.60%
9/30/02                        12.61          0.06           (3.42)        (0.05)          (0.37)          8.83      (27.66)
9/30/01                        15.13          0.10           (1.27)        (0.10)          (1.25)         12.61       (8.44)
9/30/00                        15.75          0.11            0.79         (0.11)          (1.41)         15.13        5.91
9/30/99                        14.69          0.16            2.02         (0.17)          (0.95)         15.75       15.03

INVESTOR A CLASS
9/30/03                       $ 8.83        $ 0.09         $  1.96        $(0.10)         $   --         $10.78       23.32% 3
9/30/02                        12.59          0.02           (3.39)        (0.02)          (0.37)          8.83      (27.70) 3
9/30/01                        15.11          0.07           (1.27)        (0.07)          (1.25)         12.59       (8.64) 3
9/30/00                        15.74          0.10            0.77         (0.09)          (1.41)         15.11        5.71 3
9/30/99                        14.68          0.16            2.01         (0.16)          (0.95)         15.74       14.85 3

INVESTOR B CLASS
9/30/03                       $ 8.66        $ 0.01         $  1.93        $(0.02)         $   --         $10.58       22.42% 4
9/30/02                        12.43         (0.07)          (3.33)           --           (0.37)          8.66      (28.32) 4
9/30/01                        14.97         (0.03)          (1.26)           --           (1.25)         12.43       (9.36) 4
9/30/00                        15.61         (0.01)           0.77            --           (1.40)         14.97        4.93 4
9/30/99                        14.59          0.02            1.99         (0.04)          (0.95)         15.61       13.93 4

INVESTOR C CLASS
9/30/03                       $ 8.67        $ 0.01         $  1.93        $(0.02)         $   --         $10.59       22.40% 4
9/30/02                        12.44         (0.07)          (3.33)           --           (0.37)          8.67      (28.29) 4
9/30/01                        14.97         (0.03)          (1.25)           --           (1.25)         12.44       (9.29) 4
9/30/00                        15.61          0.01            0.75            --           (1.40)         14.97        4.93 4
9/30/99                        14.59          0.03            1.98         (0.04)          (0.95)         15.61       13.93 4
-----------------------
LARGE CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                       $ 6.71        $ 0.03         $  1.44        $   --          $   --         $ 8.18       21.91%
9/30/02                         9.10         (0.01)          (2.38)           --              --           6.71      (26.26)
9/30/01                        23.72         (0.02)         (11.82)           --           (2.78)          9.10      (55.58)
9/30/00                        22.57         (0.06)           4.83            --           (3.62)         23.72       22.90
9/30/99                        18.14            --            6.06            --           (1.63)         22.57       35.46

SERVICE CLASS
9/30/03                       $ 6.60        $(0.01)        $  1.44        $   --          $   --         $ 8.03       21.67%
9/30/02                         8.99         (0.02)          (2.37)           --              --           6.60      (26.59)
9/30/01                        23.52         (0.05)         (11.70)           --           (2.78)          8.99      (55.68)
9/30/00                        22.47         (0.13)           4.80            --           (3.62)         23.52       22.50
9/30/99                        18.11         (0.07)           6.06            --           (1.63)         22.47       35.10

INVESTOR A CLASS
9/30/03                       $ 6.53        $(0.02)        $  1.41        $   --          $   --         $ 7.92       21.29% 3,12
9/30/02                         8.90         (0.05)          (2.32)           --              --           6.53      (26.63) 3
9/30/01                        23.36         (0.09)         (11.59)           --           (2.78)          8.90      (55.78) 3
9/30/00                        22.37         (0.16)           4.77            --           (3.62)         23.36       22.31 3
9/30/99                        18.06         (0.09)           6.03            --           (1.63)         22.37       34.91 3

INVESTOR B CLASS
9/30/03                       $ 6.11        $(0.07)        $  1.31        $   --          $   --         $ 7.35       20.30% 4,12
9/30/02                         8.39         (0.12)          (2.16)           --              --           6.11      (27.18) 4
9/30/01                        22.34         (0.19)         (10.98)           --           (2.78)          8.39      (56.08) 4
9/30/00                        21.68         (0.28)           4.56            --           (3.62)         22.34       21.37 4
9/30/99                        17.68         (0.20)           5.83            --           (1.63)         21.68       33.83 4

                                                                                                   RATIO OF NET
                                 NET                        RATIO OF TOTAL                      INVESTMENT INCOME
                               ASSETS       RATIO OF      EXPENSES TO AVERAGE   RATIO OF NET        TO AVERAGE
                               END OF    NET EXPENSES TO      NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                               PERIOD     AVERAGE NET         (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)       ASSETS              WAIVERS)            ASSETS            WAIVERS)         RATE
------------------------------------------------------------------------------------------------------------------------------
----------------------
LARGE CAP VALUE EQUITY
----------------------
INSTITUTIONAL CLASS
9/30/03                      $  151,603      0.79%               0.91%             1.27%               1.15%           150%
9/30/02                         369,792      0.79                0.84              0.72                0.68            128
9/30/01                       1,345,903      0.79                0.80              1.00                0.99            114
9/30/00                       1,821,839      0.78                0.78              1.11                1.11            121
9/30/99                       1,909,445      0.78                0.78              1.37                1.37             42

SERVICE CLASS
9/30/03                      $   62,080      1.09%               1.21%             0.98%               0.87%           150%
9/30/02                         133,903      1.09                1.15              0.45                0.40            128
9/30/01                         254,166      1.09                1.10              0.69                0.69            114
9/30/00                         337,993      1.08                1.08              0.82                0.82            121
9/30/99                         374,907      1.08                1.08              1.07                1.07             42

INVESTOR A CLASS
9/30/03                      $   63,733      1.26%               1.38%             0.83%               0.71%           150%
9/30/02                          76,044      1.27                1.32              0.22                0.17            128
9/30/01                          57,672      1.27                1.27              0.53                0.52            114
9/30/00                          56,689      1.23                1.23              0.66                0.66            121
9/30/99                          61,657      1.19                1.19              0.96                0.96             42

INVESTOR B CLASS
9/30/03                      $   17,634      2.01%               2.13%             0.09%              (0.03)%          150%
9/30/02                          17,312      2.01                2.07             (0.51)              (0.56)           128
9/30/01                          29,178      2.01                2.02             (0.23)              (0.24)           114
9/30/00                          31,208      2.00                2.00             (0.11)              (0.11)           121
9/30/99                          33,206      2.00                2.00              0.15                0.15             42

INVESTOR C CLASS
9/30/03                      $    5,141      2.01%               2.13%             0.09%              (0.03)%          150%
9/30/02                           5,868      2.01                2.06             (0.50)              (0.55)           128
9/30/01                           9,738      2.01                2.02             (0.24)              (0.25)           114
9/30/00                           7,608      2.00                2.00             (0.13)              (0.13)           121
9/30/99                           4,172      2.00                2.00              0.15                0.15             42
-----------------------
LARGE CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                      $   36,685      0.82%               0.93%             0.19%               0.08%            90%
9/30/02                         100,521      0.82                0.87             (0.05)              (0.09)           130
9/30/01                         557,928      0.82                0.83             (0.11)              (0.12)           164
9/30/00                       1,263,796      0.80                0.80             (0.24)              (0.24)           121
9/30/99                       1,115,368      0.81                0.81             (0.01)              (0.01)            60

SERVICE CLASS
9/30/03                      $   43,625      1.12%               1.22%            (0.11)%             (0.22)%           90%
9/30/02                         130,932      1.12                1.17             (0.30)              (0.34)           130
9/30/01                         158,367      1.12                1.13             (0.41)              (0.42)           164
9/30/00                         288,904      1.10                1.10             (0.54)              (0.54)           121
9/30/99                         248,901      1.11                1.11             (0.31)              (0.31)            60

INVESTOR A CLASS
9/30/03                      $   27,739      1.29%               1.40%            (0.27)%             (0.38)%           90%
9/30/02                          34,513      1.29                1.34             (0.48)              (0.52)           130
9/30/01                          35,609      1.29                1.30             (0.59)              (0.60)           164
9/30/00                          87,375      1.25                1.25             (0.70)              (0.70)           121
9/30/99                          61,211      1.22                1.22             (0.42)              (0.42)            60

INVESTOR B CLASS
9/30/03                      $   14,358      2.04%               2.15%            (1.01)%             (1.12)%           90%
9/30/02                          14,332      2.04                2.09             (1.23)              (1.28)           130
9/30/01                          25,986      2.04                2.05             (1.33)              (1.34)           164
9/30/00                          65,977      2.01                2.01             (1.46)              (1.46)           121
9/30/99                          37,032      2.03                2.03             (1.23)              (1.23)            60


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


72 & 73

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                       NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS   DISTRIBUTIONS    ASSET
                               VALUE          NET         INVESTMENTS     FROM NET        FROM NET       VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT   REALIZED CAPITAL   END OF        TOTAL
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME           GAINS        PERIOD       RETURN
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                       $ 6.10        $(0.07)        $  1.31        $   --           $   --        $ 7.34       20.33% 4,12
9/30/02                         8.37         (0.13)          (2.14)           --               --          6.10      (27.12) 4
9/30/01                        22.31         (0.19)         (10.97)           --            (2.78)         8.37      (56.11) 4
9/30/00                        21.68         (0.25)           4.50            --            (3.62)        22.31       21.21 4
9/30/99                        17.68         (0.18)           5.81            --            (1.63)        21.68       33.83 4
--------------------
MID-CAP VALUE EQUITY
--------------------
INSTITUTIONAL CLASS
9/30/03                       $10.44        $ 0.10         $  1.53        $   --           $(0.77)       $11.30       16.63%
9/30/02                        11.34          0.01           (0.89)        (0.02)              --         10.44       (7.79)
9/30/01                        12.66          0.08           (1.12)        (0.07)           (0.21)        11.34       (8.29)
9/30/00                        11.35          0.08            1.56         (0.08)           (0.25)        12.66       14.35
9/30/99                        10.63          0.11            0.72         (0.11)              --         11.35        7.68

SERVICE CLASS
9/30/03                       $10.40        $ 0.05         $  1.54        $   --           $(0.77)       $11.22       16.28%
9/30/02                        11.32         (0.05)          (0.87)           --               --         10.40       (8.13)
9/30/01                        12.66          0.03           (1.11)        (0.05)           (0.21)        11.32       (8.60)
9/30/00                        11.34          0.06            1.54         (0.03)           (0.25)        12.66       14.45
9/30/99                        10.62          0.07            0.73         (0.08)              --         11.34        7.29

INVESTOR A CLASS
9/30/03                       $10.38        $ 0.02         $  1.54        $   --           $(0.77)       $11.17       16.01% 3,11
9/30/02                        11.31         (0.06)          (0.87)           --               --         10.38       (8.22) 3
9/30/01                        12.64          0.03           (1.12)        (0.03)           (0.21)        11.31       (8.73) 3
9/30/00                        11.33          0.02            1.56         (0.02)           (0.25)        12.64       14.17 3
9/30/99                        10.61          0.05            0.72         (0.05)              --         11.33        7.14 3

INVESTOR B CLASS
9/30/03                       $10.11        $(0.05)        $  1.49        $   --           $(0.77)       $10.78       15.20% 4,11
9/30/02                        11.10         (0.15)          (0.84)           --               --         10.11       (8.92) 4
9/30/01                        12.49         (0.06)          (1.11)        (0.01)           (0.21)        11.10       (9.45) 4
9/30/00                        11.26         (0.07)           1.55            --            (0.25)        12.49       13.35 4
9/30/99                        10.58         (0.04)           0.72            --               --         11.26        6.33 4

INVESTOR C CLASS
9/30/03                       $10.11        $(0.06)        $  1.50        $   --           $(0.77)       $10.78       15.20% 4,11
9/30/02                        11.10         (0.15)          (0.84)           --               --         10.11       (8.92) 4
9/30/01                        12.49         (0.06)          (1.11)        (0.01)           (0.21)        11.10       (9.45) 4
9/30/00                        11.26         (0.06)           1.54            --            (0.25)        12.49       13.35 4
9/30/99                        10.58         (0.03)           0.71            --               --         11.26        6.33 4
---------------------
MID-CAP GROWTH EQUITY
---------------------
INSTITUTIONAL CLASS
9/30/03                       $ 6.06        $(0.05)        $  1.56        $   --           $   --        $ 7.57       24.92%
9/30/02                         7.49         (0.06) 16       (1.37)           --               --          6.06      (19.09)
9/30/01                        26.58          0.01          (11.62)           --            (7.48)         7.49      (56.71)
9/30/00                        19.12         (0.08)          14.16            --            (6.62)        26.58       91.06
9/30/99                        11.12         (0.07)           8.07            --               --         19.12       71.94

SERVICE CLASS
9/30/03                       $ 5.89        $(0.07)        $  1.51        $   --           $   --        $ 7.33       24.45%
9/30/02                         7.31         (0.11)          (1.31)           --               --          5.89      (19.43)
9/30/01                        26.19         (0.03)         (11.37)           --            (7.48)         7.31      (56.78)
9/30/00                        18.96         (0.19)          14.04            --            (6.62)        26.19       91.13
9/30/99                        11.06         (0.13)           8.03            --               --         18.96       71.43

INVESTOR A CLASS
9/30/03                       $ 5.77        $(0.07)        $  1.47        $   --           $   --        $ 7.17       24.26% 3,11
9/30/02                         7.17         (0.11)          (1.29)           --               --          5.77      (19.53) 3
9/30/01                        25.92         (0.04)         (11.23)           --            (7.48)         7.17      (56.91) 3
9/30/00                        18.85         (0.13)          13.82            --            (6.62)        25.92       90.62 3
9/30/99                        11.02         (0.11)           7.94            --               --         18.85       71.05 3

                                                                                                  RATIO OF NET
                               NET                         RATIO OF TOTAL                      INVESTMENT INCOME
                              ASSETS       RATIO OF      EXPENSES TO AVERAGE   RATIO OF NET        TO AVERAGE
                              END OF    NET EXPENSES TO      NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                              PERIOD     AVERAGE NET         (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                               (000)       ASSETS              WAIVERS)           ASSETS             WAIVERS)         RATE
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                     $    2,579      2.04%               2.15%            (1.01)%             (1.12)%           90%
9/30/02                          2,424      2.04                2.09             (1.23)              (1.28)           130
9/30/01                          4,711      2.04                2.05             (1.33)              (1.34)           164
9/30/00                         11,799      2.01                2.01             (1.47)              (1.47)           121
9/30/99                          4,181      2.03                2.03             (1.23)              (1.23)            60
--------------------
MID-CAP VALUE EQUITY
--------------------
INSTITUTIONAL CLASS
9/30/03                     $   24,493      1.21%               1.26%             0.58%               0.54%           287%
9/30/02                         57,868      1.14                1.14              0.08                0.08            323
9/30/01                        208,432      1.13                1.13              0.67                0.67            243
9/30/00                        216,660      1.13                1.13              0.66                0.66            205
9/30/99                        233,891      1.12                1.12              0.88                0.88             88

SERVICE CLASS
9/30/03                     $    5,284      1.51%               1.55%             0.30%               0.26%           287%
9/30/02                         13,767      1.45                1.45             (0.28)              (0.28)           323
9/30/01                         26,046      1.44                1.44              0.36                0.36            243
9/30/00                         18,373      1.42                1.42              0.34                0.34            205
9/30/99                         40,852      1.42                1.42              0.58                0.58             88

INVESTOR A CLASS
9/30/03                     $    3,841      1.69%               1.73%             0.19%               0.16%           287%
9/30/02                          5,141      1.63                1.63             (0.40)              (0.40)           323
9/30/01                          4,566      1.61                1.61              0.20                0.20            243
9/30/00                          3,805      1.60                1.60              0.19                0.19            205
9/30/99                          4,328      1.59                1.60              0.41                0.41             88

INVESTOR B CLASS
9/30/03                     $    7,014      2.44%               2.47%            (0.50)%             (0.53)%          287%
9/30/02                          7,411      2.37                2.37             (1.20)              (1.20)           323
9/30/01                          7,900      2.36                2.36             (0.55)              (0.55)           243
9/30/00                          4,871      2.34                2.34             (0.55)              (0.55)           205
9/30/99                          5,147      2.34                2.34             (0.34)              (0.34)            88

INVESTOR C CLASS
9/30/03                     $    2,060      2.44%               2.47%            (0.51)%             (0.54)%          287%
9/30/02                          2,262      2.37                2.37             (1.20)              (1.20)           323
9/30/01                          2,697      2.36                2.36             (0.56)              (0.56)           243
9/30/00                            946      2.34                2.34             (0.58)              (0.58)           205
9/30/99                            420      2.34                2.34             (0.34)              (0.34)            88
---------------------
MID-CAP GROWTH EQUITY
---------------------
INSTITUTIONAL CLASS
9/30/03                     $   46,970      1.21%               1.23%            (0.52)%             (0.54)%          168%
9/30/02                         77,693      1.14                1.14             (0.76)              (0.76)           279
9/30/01                        301,779      1.13                1.13              0.06                0.06            584
9/30/00                        666,420      1.10                1.10             (0.37)              (0.37)           425
9/30/99                        361,901      1.11                1.12             (0.48)              (0.49)           318

SERVICE CLASS
9/30/03                     $   14,115      1.51%               1.53%            (0.80)%             (0.83)%          168%
9/30/02                         24,082      1.45                1.45             (1.07)              (1.07)           279
9/30/01                         37,691      1.44                1.44             (0.28)              (0.28)           584
9/30/00                         51,912      1.40                1.40             (0.69)              (0.69)           425
9/30/99                         46,639      1.41                1.42             (0.78)              (0.79)           318

INVESTOR A CLASS
9/30/03                     $   25,960      1.68%               1.71%            (0.96)%             (0.98)%          168%
9/30/02                         26,242      1.62                1.62             (1.24)              (1.24)           279
9/30/01                         38,225      1.60                1.60             (0.38)              (0.38)           584
9/30/00                         83,152      1.57                1.57             (0.80)              (0.80)           425
9/30/99                         12,795      1.58                1.59             (0.95)              (0.96)           318

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


74 & 75

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                       NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS   DISTRIBUTIONS    ASSET
                               VALUE          NET         INVESTMENTS     FROM NET        FROM NET       VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT   REALIZED CAPITAL   END OF        TOTAL
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME 10        GAINS        PERIOD       RETURN
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                       $ 5.41        $(0.11)        $  1.37        $   --           $   --        $ 6.67       23.29% 4,11
9/30/02                         6.77         (0.16)          (1.20)           --               --          5.41      (20.09) 4
9/30/01                        25.12         (0.12)         (10.75)           --            (7.48)         6.77      (57.24) 4
9/30/00                        18.52         (0.22)          13.44            --            (6.62)        25.12       89.38 4
9/30/99                        10.90         (0.18)           7.80            --               --         18.52       69.91 4

INVESTOR C CLASS
9/30/03                       $ 5.41        $(0.11)        $  1.37        $   --           $   --        $ 6.67       23.29% 4,11
9/30/02                         6.77         (0.18)          (1.18)           --               --          5.41      (20.09) 4
9/30/01                        25.10         (0.13)         (10.72)           --            (7.48)         6.77      (57.19) 4
9/30/00                        18.52         (0.21)          13.41            --            (6.62)        25.10       89.23 4
9/30/99                        10.90         (0.10)           7.72            --               --         18.52       69.91 4
-----------------------
SMALL CAP VALUE EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                       $12.81        $ 0.01         $  3.31        $   --           $(1.96)       $14.17       29.96%
9/30/02                        16.18            --           (1.02)        (0.02)           (2.33)        12.81       (8.25)
9/30/01                        17.12          0.16           (0.11)        (0.15)           (0.84)        16.18        0.47
9/30/00                        14.73          0.08            2.44         (0.13)              --         17.12       17.15
9/30/99                        14.89          0.12            0.67         (0.28)           (0.67)        14.73        5.22

SERVICE CLASS
9/30/03                       $12.77        $(0.03)        $  3.31        $   --           $(1.96)       $14.09       29.70%
9/30/02                        16.18         (0.04)          (1.04)           --            (2.33)        12.77       (8.64)
9/30/01                        17.10          0.10           (0.08)        (0.10)           (0.84)        16.18        0.28
9/30/00                        14.71            --            2.47         (0.08)              --         17.10       16.80
9/30/99                        14.88          0.07            0.68         (0.25)           (0.67)        14.71        4.88

INVESTOR A CLASS
9/30/03                       $12.76        $(0.05)        $  3.29        $   --           $(1.96)       $14.04       29.37% 3,11
9/30/02                        16.18         (0.10)          (0.99)           --            (2.33)        12.76       (8.71) 3
9/30/01                        17.10          0.06           (0.07)        (0.07)           (0.84)        16.18        0.09 3
9/30/00                        14.71         (0.02)           2.46         (0.05)              --         17.10       16.60 3
9/30/99                        14.88          0.03            0.69         (0.22)           (0.67)        14.71        4.71 3

INVESTOR B CLASS
9/30/03                       $12.11        $(0.13)        $  3.09        $   --           $(1.96)       $13.11       28.52% 4,11
9/30/02                        15.58         (0.20)          (0.94)           --            (2.33)        12.11       (9.46) 4
9/30/01                        16.56         (0.06)          (0.07)        (0.01)           (0.84)        15.58       (0.66) 4
9/30/00                        14.31         (0.23)           2.48            --               --         16.56       15.72 4
9/30/99                        14.53         (0.06)           0.66         (0.15)           (0.67)        14.31        3.93 4

INVESTOR C CLASS
9/30/03                       $12.12        $(0.14)        $  3.09        $   --           $(1.96)       $13.11       28.42% 4,11
9/30/02                        15.59         (0.20)          (0.94)           --            (2.33)        12.12       (9.45) 4
9/30/01                        16.57         (0.05)          (0.08)        (0.01)           (0.84)        15.59       (0.65) 4
9/30/00                        14.31         (0.28)           2.54            --               --         16.57       15.79 4
9/30/99                        14.53         (0.01)           0.61         (0.15)           (0.67)        14.31        3.93 4
---------------------
SMALL CAP CORE EQUITY
---------------------
INSTITUTIONAL CLASS
9/30/03                       $ 8.35        $(0.06)        $  3.70        $   --           $   --        $11.99       43.59%
1/2/02 1 through 9/30/02       10.00         (0.04)          (1.61)           --               --          8.35      (16.50)

SERVICE CLASS
9/30/03                       $ 8.35        $   --         $  3.64        $   --           $   --        $11.99       43.59%
1/2/02 1 through 9/30/02       10.00            --           (1.65)           --               --          8.35      (16.50)

INVESTOR A CLASS
9/30/03                       $ 8.35        $   --         $  3.64        $   --           $   --        $11.99       43.59% 3,11
1/2/02 1 through 9/30/02       10.00            --           (1.65)           --               --          8.35      (16.50) 3

INVESTOR B CLASS
9/30/03                       $ 8.35        $   --         $  3.64        $   --           $   --        $11.99       43.59% 4,11
1/2/02 1 through 9/30/02       10.00            --           (1.65)           --               --          8.35      (16.50) 4

                                                                                                  RATIO OF NET
                               NET                         RATIO OF TOTAL                      INVESTMENT INCOME
                              ASSETS       RATIO OF      EXPENSES TO AVERAGE   RATIO OF NET        TO AVERAGE
                              END OF    NET EXPENSES TO      NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                              PERIOD     AVERAGE NET         (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                               (000)       ASSETS              WAIVERS)           ASSETS             WAIVERS)         RATE
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                     $   33,982      2.43%               2.45%            (1.69)%             (1.71)%          168%
9/30/02                         33,822      2.37                2.37             (1.98)              (1.98)           279
9/30/01                         51,186      2.35                2.35             (1.12)              (1.12)           584
9/30/00                        122,726      2.31                2.31             (1.53)              (1.53)           425
9/30/99                         12,698      2.33                2.34             (1.70)              (1.71)           318

INVESTOR C CLASS
9/30/03                     $   12,212      2.43%               2.45%            (1.69)%             (1.71)%          168%
9/30/02                         12,092      2.37                2.37             (1.98)              (1.98)           279
9/30/01                         21,144      2.35                2.35             (1.10)              (1.10)           584
9/30/00                         61,542      2.30                2.30             (1.51)              (1.51)           425
9/30/99                          1,770      2.33                2.34             (1.70)              (1.71)           318
-----------------------
SMALL CAP VALUE EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                     $   69,641      0.91%               0.94%             0.09%               0.06%           240%
9/30/02                        122,732      0.88                0.89              0.00               (0.01)           260
9/30/01                        367,167      0.87                0.87              0.87                0.87            184
9/30/00                        470,830      0.86                0.86              0.79                0.79            168
9/30/99                        519,388      0.86                0.86              0.88                0.88             48

SERVICE CLASS
9/30/03                     $    4,139      1.21%               1.24%            (0.19)%             (0.22)%          240%
9/30/02                          7,242      1.18                1.19             (0.24)              (0.25)           260
9/30/01                         47,095      1.17                1.17              0.56                0.56            184
9/30/00                         50,980      1.16                1.16              0.49                0.49            168
9/30/99                         66,728      1.16                1.16              0.58                0.58             48

INVESTOR A CLASS
9/30/03                     $   38,052      1.38%               1.41%            (0.37)%             (0.40)%          240%
9/30/02                         43,884      1.35                1.37             (0.62)              (0.64)           260
9/30/01                         28,195      1.34                1.34              0.38                0.38            184
9/30/00                         25,719      1.32                1.32              0.31                0.31            168
9/30/99                         31,843      1.30                1.30              0.44                0.44             48

INVESTOR B CLASS
9/30/03                     $   15,019      2.13%               2.16%            (1.12)%             (1.15)%          240%
9/30/02                         14,402      2.10                2.12             (1.32)              (1.34)           260
9/30/01                         16,599      2.09                2.09             (0.37)              (0.37)           184
9/30/00                         11,831      2.08                2.08             (0.43)              (0.43)           168
9/30/99                         19,000      2.08                2.08             (0.34)              (0.34)            48

INVESTOR C CLASS
9/30/03                     $    5,839      2.13%               2.16%            (1.13)%             (1.15)%          240%
9/30/02                          6,113      2.10                2.12             (1.32)              (1.33)           260
9/30/01                          7,051      2.09                2.09             (0.37)              (0.37)           184
9/30/00                          4,666      2.08                2.08             (0.43)              (0.43)           168
9/30/99                          9,162      2.08                2.08             (0.34)              (0.34)            48
---------------------
SMALL CAP CORE EQUITY
---------------------
INSTITUTIONAL CLASS
9/30/03                     $    1,239      1.30%               2.96%            (0.62)%             (2.28)%          218%
1/2/02 1 through 9/30/02           835      1.30 2              2.53 2           (0.60) 2            (1.83) 2         233

SERVICE CLASS
9/30/03                     $       --      1.60%               3.26%            (0.92)%             (2.58)%          218%
1/2/02 1 through 9/30/02            --      1.60 2              2.83 2           (0.90) 2            (2.13) 2         233

INVESTOR A CLASS
9/30/03                     $        7      1.77%               3.43%            (1.09)%             (2.75)%          218%
1/2/02 1 through 9/30/02            --      1.77 2              3.00 2           (1.07) 2            (2.30) 2         233

INVESTOR B CLASS
9/30/03                     $       --      2.52%               4.18%            (1.84)%             (3.50)%          218%
1/2/02 1 through 9/30/02            --      2.52 2              3.75 2           (1.82) 2            (3.05) 2         233


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


76 & 77

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                                        NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS                    DISTRIBUTIONS    ASSET
                               VALUE          NET         INVESTMENTS     FROM NET      DISTRIBUTIONS       FROM NET      VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT         FROM       REALIZED CAPITAL   END OF
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME 10       CAPITAL           GAINS        PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                       $ 8.35        $   --         $  3.64         $   --          $   --          $   --         $11.99
1/2/02 1 through 9/30/02       10.00            --           (1.65)            --              --              --           8.35
-----------------------
SMALL CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                       $ 9.00        $(0.09)        $  3.35         $   --          $   --          $   --         $12.26
9/30/02                        11.74         (0.17)          (2.57)            --              --              --           9.00
9/30/01                        35.76          0.09          (15.38)         (0.12)          (0.10)          (8.51)         11.74
9/30/00                        25.38          0.07           14.45             --              --           (4.14)         35.76
9/30/99                        17.50         (0.06)           7.94             --              --              --          25.38

SERVICE CLASS
9/30/03                       $ 8.67        $(0.12)        $  3.24         $   --          $   --          $   --         $11.79
9/30/02                        11.36         (0.19)          (2.50)            --              --              --           8.67
9/30/01                        34.91          0.03          (14.89)         (0.08)          (0.10)          (8.51)         11.36
9/30/00                        24.93         (0.03)          14.15             --              --           (4.14)         34.91
9/30/99                        17.24         (0.13)           7.82             --              --              --          24.93

INVESTOR A CLASS
9/30/03                       $ 8.48        $(0.13)        $  3.16         $   --          $   --          $   --         $11.51
9/30/02                        11.12         (0.14)          (2.50)            --              --              --           8.48
9/30/01                        34.47         (0.01)         (14.65)         (0.08)          (0.10)          (8.51)         11.12
9/30/00                        24.73         (0.06)          13.94             --              --           (4.14)         34.47
9/30/99                        17.12         (0.13)           7.74             --              --              --          24.73

INVESTOR B CLASS
9/30/03                       $ 7.86        $(0.19)        $  2.92         $   --          $   --          $   --         $10.59
9/30/02                        10.39         (0.23)          (2.30)            --              --              --           7.86
9/30/01                        33.05         (0.12)         (13.85)         (0.08)          (0.10)          (8.51)         10.39
9/30/00                        23.97         (0.26)          13.48             --              --           (4.14)         33.05
9/30/99                        16.73         (0.33)           7.57             --              --              --          23.97

INVESTOR C CLASS
9/30/03                       $ 7.86        $(0.18)        $  2.92         $   --          $   --          $   --         $10.60
9/30/02                        10.39         (0.23)          (2.30)            --              --              --           7.86
9/30/01                        33.05         (0.12)         (13.85)         (0.08)          (0.10)          (8.51)         10.39
9/30/00                        23.97         (0.22)          13.44             --              --           (4.14)         33.05
9/30/99                        16.73         (0.35)           7.59             --              --              --          23.97
------------------
U.S. OPPORTUNITIES
------------------
INSTITUTIONAL CLASS
9/30/03                       $13.06        $(0.16)        $  3.66         $   --          $   --          $   --         $16.56
9/30/02                        17.76         (0.23) 16       (4.06)         (0.41)             --              --          13.06
9/30/01                        45.41          0.04          (17.61)            --              --          (10.08)         17.76
9/30/00                        24.73          0.03           23.95             --              --           (3.30)         45.41
9/30/99                         9.38         (0.06)          15.41             --              --              --          24.73

SERVICE CLASS
9/30/03                       $12.88        $(0.19)        $  3.58         $   --          $   --          $   --         $16.27
9/30/02                        17.51         (0.51)          (3.79)         (0.33)             --              --          12.88
9/30/01                        45.08         (0.05)         (17.44)            --              --          (10.08)         17.51
9/30/00                        24.64         (0.07)          23.81             --              --           (3.30)         45.08
9/30/99                         9.38         (0.07)          15.33             --              --              --          24.64

INVESTOR A CLASS
9/30/03                       $12.81        $(0.21)        $  3.57         $   --          $   --          $   --         $16.17
9/30/02                        17.41         (0.42)          (3.89)         (0.29)             --              --          12.81
9/30/01                        44.93         (0.09)         (17.35)            --              --          (10.08)         17.41
9/30/00                        24.60         (0.17)          23.80             --              --           (3.30)         44.93
9/30/99                         9.38         (0.11)          15.33             --              --              --          24.60


                                               NET                           RATIO OF TOTAL
                                             ASSETS       RATIO OF       EXPENSES TO AVERAGE   RATIO OF NET
                                             END OF    NET EXPENSES TO       NET ASSETS      INVESTMENT INCOME
                               TOTAL         PERIOD      AVERAGE NET         (EXCLUDING       TO AVERAGE NET
                              RETURN          (000)        ASSETS              WAIVERS)           ASSETS
---------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                       43.59% 4,11  $       --       2.52%               4.18%              (1.84)%
1/2/02 1 through 9/30/02     (16.50) 4             --       2.52 2              3.75 2             (1.82) 2
-----------------------
SMALL CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                       36.22%       $  164,856       0.89%               0.92%              (0.75)%
9/30/02                      (23.34)          176,858       0.85                0.87               (0.67)
9/30/01                      (53.73)          843,359       0.82                0.82                0.52
9/30/00                       63.03         2,196,700       0.78                0.78                0.20
9/30/99                       44.95         1,426,124       0.82                0.82               (0.25)

SERVICE CLASS
9/30/03                       35.99%       $   23,466       1.19%               1.22%              (1.05)%
9/30/02                      (23.68)           29,023       1.15                1.17               (0.97)
9/30/01                      (53.76)          141,001       1.11                1.11                0.20
9/30/00                       62.51           315,647       1.08                1.08               (0.09)
9/30/99                       44.52           170,900       1.12                1.12               (0.55)

INVESTOR A CLASS
9/30/03                       35.73% 3,11  $  102,642       1.37%               1.40%              (1.22)%
9/30/02                      (23.74) 3         95,620       1.33                1.36               (1.14)
9/30/01                      (53.90) 3         85,211       1.29                1.29                0.02
9/30/00                       61.96 3         175,112       1.23                1.23               (0.21)
9/30/99                       44.37 3          79,478       1.23                1.23               (0.66)

INVESTOR B CLASS
9/30/03                       34.73% 4,11  $   24,167       2.11%               2.14%              (1.97)%
9/30/02                      (24.35) 4         21,958       2.07                2.10               (1.89)
9/30/01                      (54.22) 4         37,351       2.03                2.03               (0.69)
9/30/00                       61.07 4          95,922       1.98                1.98               (0.96)
9/30/99                       43.28 4          44,109       2.00                2.00               (1.43)

INVESTOR C CLASS
9/30/03                       34.86% 4,11  $   11,396       2.11%               2.14%              (1.97)%
9/30/02                      (24.35) 4          9,665       2.07                2.10               (1.89)
9/30/01                      (54.21) 4         18,170       2.03                2.03               (0.67)
9/30/00                       61.07 4          49,276       1.99                1.99               (0.92)
9/30/99                       43.28 4          13,541       2.05                2.05               (1.48)
------------------
U.S. OPPORTUNITIES
------------------
INSTITUTIONAL CLASS
9/30/03                       26.80%       $    7,236       1.52%               1.59%              (0.87)%
9/30/02                      (25.04)           10,867       1.45                1.49               (1.23)
9/30/01                      (46.34)           35,869       1.45                1.47                0.15
9/30/00                      103.63           106,727       1.44                1.44                0.09
9/30/99                      163.37            28,106       1.43                1.65               (0.72)

SERVICE CLASS
9/30/03                       26.32%       $      421       1.83%               1.89%              (1.17)%
9/30/02                      (25.26)              483       1.75                1.79               (1.51)
9/30/01                      (46.55)            1,059       1.75                1.77               (0.19)
9/30/00                      102.98             2,824       1.75                1.75               (0.20)
9/30/99                      162.41               690       1.73                1.92               (1.00)

INVESTOR A CLASS
9/30/03                       26.23% 3     $   29,258       2.00%               2.06%              (1.34)%
9/30/02                      (25.39) 3         28,733       1.92                1.97               (1.68)
9/30/01                      (46.61) 3         51,232       1.93                1.94               (0.30)
9/30/00                      102.68 3         151,588       1.91                1.91               (0.41)
9/30/99                      162.26 3          45,429       1.90                2.23               (1.17)

                                RATIO OF NET
                             INVESTMENT INCOME
                                 TO AVERAGE
                                 NET ASSETS      PORTFOLIO
                                 (EXCLUDING       TURNOVER
                                   WAIVERS)         RATE
-------------------------------------------------------------
INVESTOR C CLASS
9/30/03                            (3.50)%          218%
1/2/02 1 through 9/30/02           (3.05) 2         233
-----------------------
SMALL CAP GROWTH EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/03                            (0.78)%          167%
9/30/02                            (0.69)           238
9/30/01                             0.52            363
9/30/00                             0.20            218
9/30/99                            (0.25)           176

SERVICE CLASS
9/30/03                            (1.08)%          167%
9/30/02                            (0.99)           238
9/30/01                             0.20            363
9/30/00                            (0.09)           218
9/30/99                            (0.55)           176

INVESTOR A CLASS
9/30/03                             (1.25)%         167%
9/30/02                             (1.17)          238
9/30/01                              0.02           363
9/30/00                             (0.21)          218
9/30/99                             (0.66)          176

INVESTOR B CLASS
9/30/03                             (2.00)%         167%
9/30/02                             (1.92)          238
9/30/01                             (0.69)          363
9/30/00                             (0.96)          218
9/30/99                             (1.43)          176

INVESTOR C CLASS
9/30/03                             (2.00)%         167%
9/30/02                             (1.92)          238
9/30/01                             (0.67)          363
9/30/00                             (0.92)          218
9/30/99                             (1.48)          176
------------------
U.S. OPPORTUNITIES
------------------
INSTITUTIONAL CLASS
9/30/03                            (0.94)%          248%
9/30/02                            (1.27)           361
9/30/01                             0.14            402
9/30/00                             0.09            445
9/30/99                            (0.94)           346

SERVICE CLASS
9/30/03                            (1.24)%          248%
9/30/02                            (1.56)           361
9/30/01                            (0.21)           402
9/30/00                            (0.20)           445
9/30/99                            (1.19)           346

INVESTOR A CLASS
9/30/03                            (1.40)%          248%
9/30/02                            (1.73)           361
9/30/01                            (0.32)           402
9/30/00                            (0.41)           445
9/30/99                            (1.50)           346

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


78 & 79

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                                        NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS     DISTRIBUTIONS    REDEMPTION     ASSET
                               VALUE          NET         INVESTMENTS     FROM NET           FROM NET      FEES ADDED     VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT     REALIZED CAPITAL   TO PAID-IN     END OF
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME 10          GAINS          CAPITAL      PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                       $12.41        $(0.32)        $  3.46         $   --            $   --          $   --       $15.55
9/30/02                        16.86         (0.54)          (3.78)         (0.13)               --              --        12.41
9/30/01                        44.15         (0.28)         (16.93)            --            (10.08)             --        16.86
9/30/00                        24.38         (0.45)          23.52             --             (3.30)             --        44.15
9/30/99                         9.36         (0.18)          15.20             --                --              --        24.38

INVESTOR C CLASS
9/30/03                       $12.40        $(0.32)        $  3.45         $   --            $   --          $   --       $15.53
9/30/02                        16.85         (0.55)          (3.77)         (0.13)               --              --        12.40
9/30/01                        44.14         (0.29)         (16.92)            --            (10.08)             --        16.85
9/30/00                        24.38         (0.44)          23.50             --             (3.30)             --        44.14
9/30/99                         9.36         (0.16)          15.18             --                --              --        24.38
-----------------------------------------
GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES
-----------------------------------------
INSTITUTIONAL CLASS
9/30/03                       $ 3.59        $(0.05)        $  1.92         $   --            $   --          $   --       $ 5.46
9/30/02                         4.41         (0.06) 16       (0.76)            --                --              --         3.59
9/30/01                        12.49          0.01           (8.09)            --                --              --         4.41
5/15/00 1 through 9/30/00      10.00         (0.01)           2.50             --                --              --        12.49

SERVICE CLASS
9/30/03                       $ 3.57        $(0.06) 16     $  1.90         $   --            $   --          $   --       $ 5.41
9/30/02                         4.39         (0.06) 16       (0.76)            --                --              --         3.57
9/30/01                        12.47            --           (8.08)            --                --              --         4.39
5/15/00 1 through 9/30/00      10.00         (0.01)           2.48             --                --              --        12.47

INVESTOR A CLASS
9/30/03                       $ 3.55        $(0.07)        $  1.90         $   --            $   --          $   --       $ 5.38
9/30/02                         4.38         (0.09)          (0.74)            --                --              --         3.55
9/30/01                        12.47         (0.03)          (8.06)            --                --              --         4.38
5/15/00 1 through 9/30/00      10.00         (0.02)           2.49             --                --              --        12.47

INVESTOR B CLASS
9/30/03                       $ 3.49        $(0.10)        $  1.85         $   --            $   --          $   --       $ 5.24
9/30/02                         4.33         (0.14)          (0.70)            --                --              --         3.49
9/30/01                        12.44         (0.09)          (8.02)            --                --              --         4.33
5/15/00 1 through 9/30/00      10.00         (0.03)           2.47             --                --              --        12.44

INVESTOR C CLASS
9/30/03                       $ 3.49        $(0.10)        $  1.85         $   --            $   --          $   --       $ 5.24
9/30/02                         4.33         (0.15)          (0.69)            --                --              --         3.49
9/30/01                        12.44         (0.10)          (8.01)            --                --              --         4.33
5/15/00 1 through 9/30/00      10.00         (0.03)           2.47             --                --              --        12.44
---------------
EUROPEAN EQUITY
---------------
INSTITUTIONAL CLASS
9/30/03                       $ 5.51        $ 0.06         $  0.51         $(0.03)           $   --          $   --       $ 6.05
9/30/02                         7.21          0.18           (1.71)         (0.17)               --              --         5.51
9/30/01                         9.51          0.04           (2.31)         (0.01)               --           (0.02)        7.21
6/23/00 1 through 9/30/00      10.00            --           (0.49)            --                --              --         9.51

SERVICE CLASS
9/30/03                       $ 5.51        $ 0.04         $  0.50         $   --            $   --          $   --       $ 6.05
9/30/02                         7.22          0.02 16        (1.58)         (0.15)               --              --         5.51
9/30/01                         9.50          0.02           (2.30)            --                --              --         7.22
6/23/00 1 through 9/30/00      10.00         (0.06)          (0.44)            --                --              --         9.50

INVESTOR A CLASS
9/30/03                       $ 5.50        $ 0.04         $  0.51         $   --            $   --          $   --       $ 6.05
9/30/02                         7.20          0.15           (1.73)         (0.12)               --              --         5.50
9/30/01                         9.50         (0.02)          (2.28)            --                --              --         7.20
6/23/00 1 through 9/30/00      10.00            --           (0.50)            --                --              --         9.50


                                                 NET                           RATIO OF TOTAL
                                                ASSETS       RATIO OF       EXPENSES TO AVERAGE   RATIO OF NET
                                                END OF    NET EXPENSES TO       NET ASSETS      INVESTMENT INCOME
                                  TOTAL         PERIOD      AVERAGE NET         (EXCLUDING       TO AVERAGE NET
                                 RETURN          (000)        ASSETS              WAIVERS)           ASSETS
------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                          25.30% 4     $   41,259       2.74%               2.81%              (2.09)%
9/30/02                         (25.92) 4         43,883       2.67                2.72               (2.43)
9/30/01                         (47.01) 4         79,401       2.67                2.69               (1.06)
9/30/00                         101.17 4         213,237       2.66                2.66               (1.14)
9/30/99                         160.19 4          53,476       2.65                3.01               (1.91)

INVESTOR C CLASS
9/30/03                          25.24% 4     $   20,761       2.74%               2.81%              (2.09)%
9/30/02                         (25.93) 4         22,020       2.67                2.72               (2.43)
9/30/01                         (47.02) 4         42,007       2.67                2.69               (1.02)
9/30/00                         101.12 4         133,540       2.65                2.65               (1.12)
9/30/99                         160.19 4          19,993       2.63                2.93               (1.91)
-----------------------------------------
GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES
-----------------------------------------
INSTITUTIONAL CLASS
9/30/03                          52.09%       $    2,821       1.35%               1.63%              (1.06)%
9/30/02                         (18.59)            2,385       1.20                1.31               (1.00)
9/30/01                         (64.69)            7,189       1.20                1.45                0.14
5/15/00 1 through 9/30/00        24.90            21,383       1.20 2              2.19 2             (0.21) 2

SERVICE CLASS
9/30/03                          51.54%       $      108       1.67%               1.88%              (1.38)%
9/30/02                         (18.68)               30       1.50                1.63               (1.30)
9/30/01                         (64.80)               19       1.50                1.73                  --
5/15/00 1 through 9/30/00        24.70                17       1.50 2              2.49 2             (0.51) 2

INVESTOR A CLASS
9/30/03                          51.55% 3     $   11,406       1.83%               2.10%              (1.53)%
9/30/02                         (18.95) 3          9,104       1.67                1.79               (1.47)
9/30/01                         (64.88) 3         14,551       1.67                1.91               (0.36)
5/15/00 1 through 9/30/00        24.70 3          41,474       1.67 2              2.66 2             (0.68) 2

INVESTOR B CLASS
9/30/03                          50.14% 4     $   16,646       2.57%               2.85%              (2.28)%
9/30/02                         (19.40) 4         12,944       2.38                2.50               (2.18)
9/30/01                         (65.19) 4         22,062       2.42                2.65               (1.12)
5/15/00 1 through 9/30/00        24.40 4          60,094       2.42 2              3.41 2             (1.43) 2

INVESTOR C CLASS
9/30/03                          50.14% 4     $    4,024       2.57%               2.85%              (2.28)%
9/30/02                         (19.40) 4          3,010       2.59                2.72               (2.37)
9/30/01                         (65.19) 4          5,708       2.42                2.65               (1.09)
5/15/00 1 through 9/30/00        24.40 4          13,057       2.42 2              3.41 2             (1.43) 2
---------------
EUROPEAN EQUITY
---------------
INSTITUTIONAL CLASS
9/30/03                          10.40%       $    3,534       1.45%               3.15%               0.90%
9/30/02                         (21.81)            5,212       1.45                1.83                2.46
9/30/01                         (24.00)            5,687       1.45                2.41                0.19
6/23/00 1 through 9/30/00        (4.90)            4,848       1.45 2              6.12 2              0.08 2

SERVICE CLASS
9/30/03                           9.80%       $       --       1.75%               3.45%               0.60%
9/30/02                         (22.12)               --       1.75                2.11                0.30
9/30/01                         (24.00)               64       1.60                2.69                1.31
6/23/00 1 through 9/30/00        (5.00)               --       1.75 2              6.42 2             (0.22) 2

INVESTOR A CLASS
9/30/03                          10.00% 3,11  $      492       1.91%               3.62%               0.54%
9/30/02                         (22.32) 3,11         547       1.92                2.28                2.25
9/30/01                         (24.21) 3            959       1.92                2.86               (0.23)
6/23/00 1 through 9/30/00        (5.00) 3            472       1.92 2              6.59 2             (0.39) 2

                                RATIO OF NET
                             INVESTMENT INCOME
                                 TO AVERAGE
                                 NET ASSETS      PORTFOLIO
                                 (EXCLUDING       TURNOVER
                                   WAIVERS)         RATE
-------------------------------------------------------------
INVESTOR B CLASS
9/30/03                            (2.15)%          248%
9/30/02                            (2.47)           361
9/30/01                            (1.08)           402
9/30/00                            (1.14)           445
9/30/99                            (2.27)           346

INVESTOR C CLASS
9/30/03                            (2.15)%          248%
9/30/02                            (2.48)           361
9/30/01                            (1.04)           402
9/30/00                            (1.12)           445
9/30/99                            (2.21)           346
-----------------------------------------
GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES
-----------------------------------------
INSTITUTIONAL CLASS
9/30/03                            (1.34)%          226%
9/30/02                            (1.11)           587
9/30/01                            (0.11)           748
5/15/00 1 through 9/30/00          (1.20) 2         175

SERVICE CLASS
9/30/03                            (1.59)%          226%
9/30/02                            (1.43)           587
9/30/01                            (0.24)           748
5/15/00 1 through 9/30/00          (1.50) 2         175

INVESTOR A CLASS
9/30/03                            (1.81)%          226%
9/30/02                            (1.59)           587
9/30/01                            (0.60)           748
5/15/00 1 through 9/30/00          (1.67) 2         175

INVESTOR B CLASS
9/30/03                            (2.55)%          226%
9/30/02                            (2.29)           587
9/30/01                            (1.35)           748
5/15/00 1 through 9/30/00          (2.42) 2         175

INVESTOR C CLASS
9/30/03                            (2.55)%          226%
9/30/02                            (2.50)           587
9/30/01                            (1.32)           748
5/15/00 1 through 9/30/00          (2.42) 2         175
---------------
EUROPEAN EQUITY
---------------
INSTITUTIONAL CLASS
9/30/03                            (0.79)%          192%
9/30/02                             2.08             88
9/30/01                            (0.77)           218
6/23/00 1 through 9/30/00          (4.59) 2         177

SERVICE CLASS
9/30/03                            (1.09)%          192%
9/30/02                            (0.06)            88
9/30/01                             0.22            218
6/23/00 1 through 9/30/00          (4.89) 2         177

INVESTOR A CLASS
9/30/03                            (1.17)%          192%
9/30/02                             1.89             88
9/30/01                            (1.17)           218
6/23/00 1 through 9/30/00          (5.06) 2         177


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


80 & 81

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                                        NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS     DISTRIBUTIONS    REDEMPTION     ASSET
                               VALUE          NET         INVESTMENTS     FROM NET           FROM NET      FEES ADDED     VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT     REALIZED CAPITAL   TO PAID-IN     END OF
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME             GAINS          CAPITAL      PERIOD
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                       $ 5.45        $(0.01)        $  0.50         $   --            $   --          $   --       $ 5.94
9/30/02                         7.12          0.10           (1.70)         (0.07)               --              --         5.45
9/30/01                         9.48         (0.07)          (2.29)            --                --              --         7.12
6/23/00 1 through 9/30/00      10.00         (0.01)          (0.51)            --                --              --         9.48

INVESTOR C CLASS
9/30/03                       $ 5.46        $ 0.02         $  0.47         $   --            $   --          $   --       $ 5.95
9/30/02                         7.13          0.09           (1.69)         (0.07)               --              --         5.46
9/30/01                         9.48         (0.07)          (2.28)            --                --              --         7.13
6/23/00 1 through 9/30/00      10.00         (0.02)          (0.50)            --                --              --         9.48
--------------------
INTERNATIONAL EQUITY
--------------------
INSTITUTIONAL CLASS
9/30/03                       $ 7.01        $ 0.07         $  0.71         $   --            $   --          $ 0.01       $ 7.80
9/30/02                         8.21          0.31           (1.46)            --             (0.05)             --         7.01
9/30/01                        13.92          0.06           (3.63)            --             (2.14)             --         8.21
9/30/00                        15.94          0.07            0.09          (0.05)            (2.13)             --        13.92
9/30/99                        13.23          0.07            3.57          (0.13)            (0.80)             --        15.94

SERVICE CLASS
9/30/03                       $ 6.90        $ 0.04         $  0.71         $   --            $   --          $ 0.01       $ 7.66
9/30/02                         8.12          0.21 16        (1.38)            --             (0.05)             --         6.90
9/30/01                        13.82          0.03           (3.59)            --             (2.14)             --         8.12
9/30/00                        15.84          0.04            0.08          (0.01)            (2.13)             --        13.82
9/30/99                        13.15         (0.02)           3.59          (0.08)            (0.80)             --        15.84

INVESTOR A CLASS
9/30/03                       $ 6.83        $ 0.05         $  0.67         $   --            $   --          $ 0.01       $ 7.56
9/30/02                         8.04          0.20 16        (1.36)            --             (0.05)             --         6.83
9/30/01                        13.76          0.01           (3.59)            --             (2.14)             --         8.04
9/30/00                        15.79            --            0.08             --             (2.11)             --        13.76
9/30/99                        13.14         (0.05)           3.58          (0.08)            (0.80)             --        15.79

INVESTOR B CLASS
9/30/03                       $ 6.56        $(0.02)        $  0.66         $   --            $   --          $ 0.01       $ 7.21
9/30/02                         7.79          0.16           (1.34)            --             (0.05)             --         6.56
9/30/01                        13.45         (0.08)          (3.44)            --             (2.14)             --         7.79
9/30/00                        15.55         (0.10)           0.08             --             (2.08)             --        13.45
9/30/99                        12.94         (0.10)           3.51             --             (0.80)             --        15.55

INVESTOR C CLASS
9/30/03                       $ 6.54        $ 0.02         $  0.73         $   --            $   --          $ 0.01       $ 7.30
9/30/02                         7.80          0.05           (1.26)            --             (0.05)             --         6.54
9/30/01                        13.45         (0.06)          (3.45)            --             (2.14)             --         7.80
9/30/00                        15.55         (0.06)           0.04             --             (2.08)             --        13.45
9/30/99                        12.94         (0.02)           3.43             --             (0.80)             --        15.55
---------------------------
INTERNATIONAL OPPORTUNITIES
---------------------------
INSTITUTIONAL CLASS
9/30/03                       $15.22        $   --         $  4.73         $   --            $   --          $ 0.01       $19.96
9/30/02                        14.86          0.05            0.27             --                --            0.04        15.22
9/30/01                        22.54          0.30           (7.93)            --             (0.05)             --        14.86
9/30/00                        12.90          0.13           10.91             --             (1.40)             --        22.54
9/30/99                         9.56          0.03            4.44          (0.02)            (1.11)             --        12.90

SERVICE CLASS
9/30/03                       $14.98        $ 0.05         $  4.55         $   --            $   --          $ 0.01       $19.59
9/30/02                        14.66         (0.02)           0.30             --                --            0.04        14.98
9/30/01                        22.36          0.29           (7.94)            --             (0.05)             --        14.66
9/30/00                        12.84          0.08           10.84             --             (1.40)             --        22.36
9/30/99                         9.56          0.02            4.39          (0.02)            (1.11)             --        12.84

                                              NET                           RATIO OF TOTAL
                                             ASSETS       RATIO OF       EXPENSES TO AVERAGE   RATIO OF NET
                                             END OF    NET EXPENSES TO       NET ASSETS      INVESTMENT INCOME
                               TOTAL         PERIOD      AVERAGE NET         (EXCLUDING       TO AVERAGE NET
                              RETURN          (000)        ASSETS              WAIVERS)           ASSETS
---------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                        8.99% 4,11  $    1,109       2.67%               4.38%              (0.22)%
9/30/02                      (22.75) 4,11      1,416        2.65                3.01                1.36
9/30/01                      (24.89) 4          2,060       2.65                3.56               (0.97)
6/23/00 1 through 9/30/00     (5.20) 4            381       2.67 2              7.34 2             (1.14) 2

INVESTOR C CLASS
9/30/03                        8.97% 4,11  $      297       2.67%               4.17%               0.01%
9/30/02                      (22.72) 4,11         556       2.72                3.11                1.31
9/30/01                      (24.79) 4            750       2.65                3.56               (0.94)
6/23/00 1 through 9/30/00     (5.20) 4            101       2.67 2              7.34 2             (1.14) 2
--------------------
INTERNATIONAL EQUITY
--------------------
INSTITUTIONAL CLASS
9/30/03                       11.27% 14    $   83,522       1.11%               1.18%               0.67%
9/30/02                      (14.16)          228,086       1.06                1.12                3.14
9/30/01                      (29.74)          410,744       1.06                1.07                0.46
9/30/00                        0.12         1,109,017       1.06                1.07                0.35
9/30/99                       28.59         1,116,766       1.04                1.04                0.55

SERVICE CLASS
9/30/03                       11.02% 15    $   21,514       1.41%               1.48%               0.47%
9/30/02                      (14.57)           62,149       1.36                1.42                2.51
9/30/01                      (29.91)           78,595       1.36                1.37                0.28
9/30/00                       (0.15)          134,447       1.36                1.37                0.06
9/30/99                       28.14           118,323       1.34                1.34                0.21

INVESTOR A CLASS
9/30/03                       10.69% 3,15  $   12,054       1.60%               1.68%               0.58%
9/30/02                      (14.59) 3,11      16,088       1.55                1.60                2.41
9/30/01                      (30.24) 3         48,813       1.54                1.55                0.10
9/30/00                       (0.32) 3         29,881       1.53                1.53               (0.08)
9/30/99                       27.82 3          33,106       1.48                1.48                0.23

INVESTOR B CLASS
9/30/03                        9.91% 4,15  $    2,411       2.35%               2.43%              (0.21)%
9/30/02                      (15.31) 4,11       2,743       2.27                2.33                1.83
9/30/01                      (30.53) 4          4,226       2.28                2.29               (0.73)
9/30/00                       (1.10) 4          8,399       2.28                2.29               (0.85)
9/30/99                       26.98 4           7,822       2.26                2.26               (0.66)

INVESTOR C CLASS
9/30/03                       11.62% 4,15  $      939       2.34%               2.42%               0.17%
9/30/02                      (15.68) 4,11       1,344       2.31                2.37                0.50
9/30/01                      (30.44) 4          2,105       2.27                2.28               (0.62)
9/30/00                       (1.10) 4          1,723       2.28                2.28               (0.71)
9/30/99                       26.98 4           1,018       2.26                2.26               (0.27)
---------------------------
INTERNATIONAL OPPORTUNITIES
---------------------------
INSTITUTIONAL CLASS
9/30/03                       31.14% 12    $   57,950       1.41%               1.51%               0.42%
9/30/02                        2.42            54,164       1.33                1.43                0.27
9/30/01                      (33.93)           60,531       1.33                1.40                1.36
9/30/00                       91.76            85,206       1.33                1.48                0.74
9/30/99                       51.88            23,814       1.33                2.00                0.19

SERVICE CLASS
9/30/03                       30.78% 13    $    1,573       1.72%               1.80%               0.30%
9/30/02                        2.18               670       1.60                1.70               (0.17)
9/30/01                      (34.29)              500       1.63                1.84                1.50
9/30/00                       91.21               457       1.63                1.69                0.60
9/30/99                       51.14                --       1.63                2.30               (0.11)

                               RATIO OF NET
                            INVESTMENT INCOME
                                TO AVERAGE
                                NET ASSETS      PORTFOLIO
                                (EXCLUDING       TURNOVER
                                  WAIVERS)         RATE
------------------------------------------------------------
INVESTOR B CLASS
9/30/03                           (1.93)%          192%
9/30/02                            1.00             88
9/30/01                           (1.87)           218
6/23/00 1 through 9/30/00         (5.81) 2         177

INVESTOR C CLASS
9/30/03                           (1.48)%          192%
9/30/02                            0.93             88
9/30/01                           (1.84)           218
6/23/00 1 through 9/30/00         (5.81) 2         177
--------------------
INTERNATIONAL EQUITY
--------------------
INSTITUTIONAL CLASS
9/30/03                            0.60%           132%
9/30/02                            3.08            275
9/30/01                            0.45            306
9/30/00                            0.34            153
9/30/99                            0.55             62

SERVICE CLASS
9/30/03                            0.40%           132%
9/30/02                            2.44            275
9/30/01                            0.26            306
9/30/00                            0.05            153
9/30/99                            0.21             62

INVESTOR A CLASS
9/30/03                            0.50%           132%
9/30/02                            2.35            275
9/30/01                            0.08            306
9/30/00                           (0.08)           153
9/30/99                            0.23             62

INVESTOR B CLASS
9/30/03                           (0.29)%          132%
9/30/02                            1.77            275
9/30/01                           (0.74)           306
9/30/00                           (0.86)           153
9/30/99                           (0.66)            62

INVESTOR C CLASS
9/30/03                            0.09%           132%
9/30/02                            0.44            275
9/30/01                           (0.64)           306
9/30/00                           (0.71)           153
9/30/99                           (0.27)            62
---------------------------
INTERNATIONAL OPPORTUNITIES
---------------------------
INSTITUTIONAL CLASS
9/30/03                            0.32%            72%
9/30/02                            0.17            104
9/30/01                            1.30            207
9/30/00                            0.59            296
9/30/99                           (0.48)           224

SERVICE CLASS
9/30/03                            0.22%            72%
9/30/02                           (0.27)           104
9/30/01                            1.29            207
9/30/00                            0.54            296
9/30/99                           (0.78)           224


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


82 & 83

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN
                               ASSET                       (LOSS) ON    DISTRIBUTIONS                     DISTRIBUTIONS
                               VALUE          NET         INVESTMENTS     FROM NET      DISTRIBUTIONS       FROM NET
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT         FROM        REALIZED CAPITAL
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME          CAPITAL            GAINS
---------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
9/30/03                       $14.94        $ 0.01         $  4.53         $   --          $    --           $   --
9/30/02                        14.65         (0.03)           0.28             --               --               --
9/30/01                        22.34          0.13           (7.77)            --               --            (0.05)
9/30/00                        12.84          0.08           10.82             --               --            (1.40)
9/30/99                         9.54         (0.01)           4.42             --               --            (1.11)

INVESTOR B CLASS
9/30/03                       $14.54        $(0.12)        $  4.40         $   --          $    --           $   --
9/30/02                        14.37         (0.16)           0.29             --               --               --
9/30/01                        22.06          0.01           (7.65)            --               --            (0.05)
9/30/00                        12.78         (0.04)          10.72             --               --            (1.40)
9/30/99                         9.48         (0.10)           4.51             --               --            (1.11)

INVESTOR C CLASS
9/30/03                       $14.54        $(0.11) 16     $  4.40         $   --          $    --           $   --
9/30/02                        14.36         (0.15)           0.29             --               --               --
9/30/01                        22.06          0.01           (7.66)            --               --            (0.05)
9/30/00                        12.78         (0.04)          10.72             --               --            (1.40)
9/30/99                         9.48         (0.03)           4.44             --               --            (1.11)
-------------------
ASIA PACIFIC EQUITY
-------------------
INSTITUTIONAL CLASS
9/30/03                       $ 5.86        $ 0.03         $  1.02         $(0.01)         $    --           $   --
9/30/02                         6.16         (0.02)          (0.23)         (0.06)              --               --
9/30/01                         9.24          0.01           (2.88)         (0.01)              --            (0.20)
6/23/00 1 through 9/30/00      10.00          0.02           (0.78)            --               --               --

SERVICE CLASS
9/30/03                       $ 5.86        $ 0.03         $  1.02         $(0.01)         $    --           $   --
9/30/02                         6.16         (0.07)          (0.24)            --               --               --
9/30/01                         9.20         (0.05)          (2.78)         (0.01)              --            (0.20)
6/23/00 1 through 9/30/00      10.00         (0.02)          (0.78)            --               --               --

INVESTOR A CLASS
9/30/03                       $ 5.75        $ 0.02 16      $  0.99         $   --          $    --           $   --
9/30/02                         6.06         (0.07)          (0.25)            --               --               --
9/30/01                         9.20         (0.04)          (2.89)         (0.01)              --            (0.20)
6/23/00 1 through 9/30/00      10.00          0.01           (0.81)            --               --               --

INVESTOR B CLASS
9/30/03                       $ 5.77        $ 0.02 16      $  0.94         $   --          $    --           $   --
9/30/02                         6.05         (0.09)          (0.20)            --               --               --
9/30/01                         9.22         (0.06)          (2.90)         (0.01)              --            (0.20)
6/23/00 1 through 9/30/00      10.00            --           (0.78)            --               --               --

INVESTOR C CLASS
9/30/03                       $ 5.77        $(0.09) 16     $  1.05         $   --          $    --           $   --
9/30/02                         6.05         (0.25)          (0.04)            --               --               --
9/30/01                         9.24         (0.08)          (2.90)         (0.01)              --            (0.20)
6/23/00 1 through 9/30/00      10.00            --           (0.76)            --               --               --
-------------
SELECT EQUITY
-------------
INSTITUTIONAL CLASS
9/30/03                       $ 8.50        $ 0.10 16      $  1.83         $(0.11)         $    --           $   --
9/30/02                        11.25          0.11           (2.86)            --               --               --
9/30/01                        20.77          0.06           (6.46)         (0.05)           (0.02)           (3.05)
9/30/00                        20.77          0.07            1.61          (0.05)              --            (1.63)
9/30/99                        17.01          0.14            4.36          (0.13)              --            (0.61)

                                                                                                         RATIO OF
                                             NET                          NET                         TOTAL EXPENSES
                              REDEMPTION    ASSET                        ASSETS       RATIO OF          TO AVERAGE
                              FEES ADDED    VALUE                        END OF    NET EXPENSES TO      NET ASSETS
                              TO PAID-IN    END OF        TOTAL          PERIOD      AVERAGE NET        (EXCLUDING
                               CAPITAL      PERIOD       RETURN          (000)        ASSETS             WAIVERS)
----------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
9/30/03                        $ 0.01       $19.49       30.45% 3,12   $   37,934      1.89%              1.98%
9/30/02                          0.04        14.94        1.98 3,11        25,969      1.80               1.91
9/30/01                            --        14.65      (34.27) 3          28,781      1.80               1.89
9/30/00                            --        22.34       91.04 3           40,545      1.79               1.85
9/30/99                            --        12.84       50.71 3            1,092      1.80               2.47

INVESTOR B CLASS
9/30/03                        $ 0.01       $18.83       29.51% 4,12   $   31,454      2.63%              2.72%
9/30/02                          0.04        14.54        1.18 4,11        25,917      2.54               2.64
9/30/01                            --        14.37      (34.71) 4          27,895      2.55               2.64
9/30/00                            --        22.06       89.64 4           56,136      2.52               2.60
9/30/99                            --        12.78       49.83 4            2,208      2.55               3.22

INVESTOR C CLASS
9/30/03                        $ 0.01       $18.84       29.57% 4,12   $   26,912      2.63%              2.72%
9/30/02                          0.04        14.54        1.25 4,11        18,599      2.55               2.66
9/30/01                            --        14.36      (34.71) 4          21,019      2.55               2.66
9/30/00                            --        22.06       89.64 4           43,722      2.52               2.58
9/30/99                            --        12.78       49.83 4            1,019      2.55               3.22
-------------------
ASIA PACIFIC EQUITY
-------------------
INSTITUTIONAL CLASS
9/30/03                        $   --       $ 6.90       17.86%        $    2,076      1.45%              5.32%
9/30/02                          0.01         5.86       (3.94)             1,756      1.45               5.64
9/30/01                            --         6.16      (31.69)             1,931      1.45               5.03
6/23/00 1 through 9/30/00          --         9.24       (7.60)             2,810      1.45 2             9.16 2

SERVICE CLASS
9/30/03                        $   --       $ 6.90       17.91%        $       --      1.75%              5.62%
9/30/02                          0.01         5.86       (4.87)                --      1.75               8.73
9/30/01                            --         6.16      (31.38)                --      1.75               4.59
6/23/00 1 through 9/30/00          --         9.20       (8.00)                --      1.75 2             9.46 2

INVESTOR A CLASS
9/30/03                        $   --       $ 6.76       17.57% 3,11   $       98      1.93%              6.34%
9/30/02                          0.01         5.75       (5.12) 3,11           52      1.92               3.05
9/30/01                            --         6.06      (32.50) 3              29      1.93               5.70
6/23/00 1 through 9/30/00          --         9.20       (8.00) 3              35      1.92 2             9.63 2

INVESTOR B CLASS
9/30/03                        $   --       $ 6.73       16.64% 4,11   $      351      2.67%              6.76%
9/30/02                          0.01         5.77       (4.63) 4,11           15      2.65               6.57
9/30/01                            --         6.05      (32.75) 4               9      2.65               6.47
6/23/00 1 through 9/30/00          --         9.22       (7.80) 4              10      2.67 2            10.38 2

INVESTOR C CLASS
9/30/03                        $   --       $ 6.73       16.64% 4,11   $       10      2.61%              8.42%
9/30/02                          0.01         5.77       (4.63) 4,11            1      2.67               3.81
9/30/01                            --         6.05      (32.90) 4               2      2.66               6.32
6/23/00 1 through 9/30/00          --         9.24       (7.60) 4               2      2.67 2            10.38 2
-------------
SELECT EQUITY
-------------
INSTITUTIONAL CLASS
9/30/03                        $   --       $10.32       22.80%        $   60,886      0.81%              0.96%
9/30/02                            --         8.50      (24.44)           134,859      0.81               0.87
9/30/01                            --        11.25      (35.29)           755,701      0.81               0.82
9/30/00                            --        20.77        8.14          1,466,964      0.80               0.80
9/30/99                            --        20.77       26.96          1,443,128      0.80               0.80

                                                    RATIO OF NET
                                                 INVESTMENT INCOME
                                RATIO OF NET         TO AVERAGE
                             INVESTMENT INCOME       NET ASSETS      PORTFOLIO
                               TO AVERAGE NET        (EXCLUDING       TURNOVER
                                   ASSETS              WAIVERS)         RATE
-------------------------------------------------------------------------------
INVESTOR A CLASS
9/30/03                            0.05%               (0.04)%            72%
9/30/02                           (0.17)               (0.27)            104
9/30/01                            0.80                 0.72             207
9/30/00                            0.45                 0.39             296
9/30/99                           (0.23)               (0.90)            224

INVESTOR B CLASS
9/30/03                           (0.74)%              (0.83)%            72%
9/30/02                           (0.93)               (1.03)            104
9/30/01                            0.06                (0.03)            207
9/30/00                           (0.27)               (0.33)            296
9/30/99                           (0.99)               (1.66)            224

INVESTOR C CLASS
9/30/03                           (0.71)%              (0.80)%            72%
9/30/02                           (0.95)               (1.05)            104
9/30/01                            0.07                (0.03)            207
9/30/00                           (0.27)               (0.32)            296
9/30/99                           (0.99)               (1.66)            224
-------------------
ASIA PACIFIC EQUITY
-------------------
INSTITUTIONAL CLASS
9/30/03                            0.59%               (3.27)%           123%
9/30/02                           (0.26)               (4.45)            107
9/30/01                            0.11                (3.46)            206
6/23/00 1 through 9/30/00          0.62 2              (7.09) 2          145

SERVICE CLASS
9/30/03                            0.29%               (3.57)%           123%
9/30/02                           (0.56)               (6.90)            107
9/30/01                           (0.94)               (3.76)            206
6/23/00 1 through 9/30/00          0.32 2              (7.39) 2          145

INVESTOR A CLASS
9/30/03                            0.36%               (4.06)%           123%
9/30/02                           (0.70)               (1.83)            107
9/30/01                           (0.39)               (4.16)            206
6/23/00 1 through 9/30/00          0.15 2              (7.56) 2          145

INVESTOR B CLASS
9/30/03                            0.41%               (3.76)%           123%
9/30/02                           (1.46)               (5.38)            107
9/30/01                           (0.85)               (4.67)            206
6/23/00 1 through 9/30/00         (0.60) 2             (8.31) 2          145

INVESTOR C CLASS
9/30/03                           (1.68)%              (7.49)%           123%
9/30/02                           (0.82)               (1.95)            107
9/30/01                           (1.08)               (4.73)            206
6/23/00 1 through 9/30/00         (0.60) 2             (8.31) 2          145
-------------
SELECT EQUITY
-------------
INSTITUTIONAL CLASS
9/30/03                            0.93%                0.79%             98%
9/30/02                            0.36                 0.30             124
9/30/01                            0.38                 0.37             114
9/30/00                            0.33                 0.33             103
9/30/99                            0.67                 0.67              22


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


84 & 85

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                                         NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS                     DISTRIBUTIONS    ASSET
                               VALUE          NET         INVESTMENTS     FROM NET      DISTRIBUTIONS       FROM NET       VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT         FROM        REALIZED CAPITAL   END OF
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME          CAPITAL            GAINS        PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
9/30/03                       $ 8.44        $ 0.10 16      $  1.79         $   --          $   --            $   --        $10.33
9/30/02                        11.21          0.01 16        (2.78)            --              --                --          8.44
9/30/01                        20.73          0.01           (6.43)         (0.03)          (0.02)            (3.05)        11.21
9/30/00                        20.76          0.01            1.61          (0.02)             --             (1.63)        20.73
9/30/99                        17.00          0.07            4.37          (0.07)             --             (0.61)        20.76

INVESTOR A CLASS
9/30/03                       $ 8.41        $ 0.06         $  1.79         $(0.08)         $   --            $   --        $10.18
9/30/02                        11.17         (0.01)          (2.75)            --              --                --          8.41
9/30/01                        20.69         (0.02)          (6.42)         (0.01)          (0.02)            (3.05)        11.17
9/30/00                        20.75         (0.02)           1.60          (0.01)             --             (1.63)        20.69
9/30/99                        17.00          0.05            4.36          (0.05)             --             (0.61)        20.75

INVESTOR B CLASS
9/30/03                       $ 8.06        $(0.02) 16     $  1.74         $   --          $   --            $   --        $ 9.78
9/30/02                        10.79         (0.10)          (2.63)            --              --                --          8.06
9/30/01                        20.21         (0.13)          (6.22)            --           (0.02)            (3.05)        10.79
9/30/00                        20.44         (0.18)           1.58             --              --             (1.63)        20.21
9/30/99                        16.85         (0.10)           4.30             --              --             (0.61)        20.44

INVESTOR C CLASS
9/30/03                       $ 8.06        $(0.02) 16     $  1.73         $   --          $   --            $   --        $ 9.77
9/30/02                        10.79         (0.11)          (2.62)            --              --                --          8.06
9/30/01                        20.20         (0.15)          (6.19)         (0.02)             --             (3.05)        10.79
9/30/00                        20.44         (0.16)           1.55             --              --             (1.63)        20.20
9/30/99                        16.85         (0.08)           4.28             --              --             (0.61)        20.44
------------
INDEX EQUITY
------------
INSTITUTIONAL CLASS
9/30/03                       $15.69        $ 0.30         $  3.48         $(0.28)         $   --            $   --        $19.19
9/30/02                        20.03          0.25           (4.34)         (0.25)             --                --         15.69
9/30/01                        27.59          0.26           (7.63)         (0.19)             --                --         20.03
9/30/00                        24.69          0.27            2.97          (0.18)             --             (0.16)        27.59
9/30/99                        19.65          0.27            5.10          (0.27)             --             (0.06)        24.69

SERVICE CLASS
9/30/03                       $15.62        $ 0.21         $  3.47         $(0.22)         $   --            $   --        $19.08
9/30/02                        19.97          0.25           (4.41)         (0.19)             --                --         15.62
9/30/01                        27.54          0.16           (7.61)         (0.12)             --                --         19.97
9/30/00                        24.67          0.16            2.97          (0.10)             --             (0.16)        27.54
9/30/99                        19.64          0.19            5.10          (0.20)             --             (0.06)        24.67

INVESTOR A CLASS
9/30/03                       $15.62        $ 0.18         $  3.46         $(0.19)         $   --            $   --        $19.07
9/30/02                        19.95          0.13           (4.31)         (0.15)             --                --         15.62
9/30/01                        27.51          0.12           (7.60)         (0.08)             --                --         19.95
9/30/00                        24.66          0.11            2.96          (0.06)             --             (0.16)        27.51
9/30/99                        19.64          0.17            5.10          (0.19)             --             (0.06)        24.66

INVESTOR B CLASS
9/30/03                       $15.35        $ 0.04         $  3.42         $(0.06)         $   --            $   --        $18.75
9/30/02                        19.61         (0.01)          (4.25)            --              --                --         15.35
9/30/01                        27.15         (0.06)          (7.48)            --              --                --         19.61
9/30/00                        24.44            --            2.84             --              --             (0.13)        27.15
9/30/99                        19.52         (0.02)           5.05          (0.05)             --             (0.06)        24.44

INVESTOR C CLASS
9/30/03                       $15.35        $ 0.04         $  3.41         $(0.06)         $   --            $   --        $18.74
9/30/02                        19.61         (0.01)          (4.25)            --              --                --         15.35
9/30/01                        27.15         (0.06)          (7.48)            --              --                --         19.61
9/30/00                        24.44            --            2.84             --              --             (0.13)        27.15
9/30/99                        19.52            --            5.03          (0.05)             --             (0.06)        24.44

                                                                            RATIO OF
                                              NET                        TOTAL EXPENSES
                                             ASSETS       RATIO OF         TO AVERAGE        RATIO OF NET
                                             END OF    NET EXPENSES TO     NET ASSETS     INVESTMENT INCOME
                              TOTAL          PERIOD      AVERAGE NET       (EXCLUDING       TO AVERAGE NET
                             RETURN          (000)         ASSETS            WAIVERS)            ASSETS
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS
9/30/03                       22.39%       $    1,988       1.11%             1.26%              0.64%
9/30/02                      (24.71)            3,797       1.11              1.16               0.06
9/30/01                      (35.49)          143,283       1.11              1.12               0.07
9/30/00                        7.81           232,287       1.10              1.10               0.03
9/30/99                       26.61           223,215       1.10              1.10               0.37

INVESTOR A CLASS
9/30/03                       22.09% 3     $   19,408       1.28%             1.43%              0.45%
9/30/02                      (24.71) 3         24,816       1.28              1.36              (0.04)
9/30/01                      (35.65) 3         37,267       1.28              1.30              (0.09)
9/30/00                        7.64 3          76,438       1.25              1.25              (0.11)
9/30/99                       26.44 3          66,646       1.21              1.21               0.26

INVESTOR B CLASS
9/30/03                       21.34% 4     $   21,182       2.03%             2.18%             (0.30)%
9/30/02                      (25.30) 4         22,119       2.03              2.11              (0.78)
9/30/01                      (36.11) 4         40,403       2.03              2.05              (0.84)
9/30/00                        6.82 4          81,562       2.01              2.01              (0.87)
9/30/99                       25.38 4          66,854       2.02              2.02              (0.55)

INVESTOR C CLASS
9/30/03                       21.22% 4     $    1,829       2.03%             2.18%             (0.25)%
9/30/02                      (25.30) 4          1,923       2.03              2.11              (0.80)
9/30/01                      (36.07) 4          3,955       2.03              2.04              (0.09)
9/30/00                        6.77 4          11,108       2.01              2.01              (0.87)
9/30/99                       25.38 4           6,543       2.02              2.02              (0.55)
------------
INDEX EQUITY
------------
INSTITUTIONAL CLASS
9/30/03                       24.20%       $  618,249       0.18%++           0.37%++            1.63%
9/30/02                      (20.65)          741,161       0.18++            0.33++             1.35
9/30/01                      (26.78)          557,845       0.18++            0.33++             1.11
9/30/00                       13.10           665,743       0.18++            0.33++             0.98
9/30/99                       27.36           507,841       0.22++            0.33++             1.14

SERVICE CLASS
9/30/03                       23.68%       $   72,505       0.61%++           0.67%++            1.19%
9/30/02                      (21.02)           63,468       0.61++            0.67++             0.87
9/30/01                      (27.10)          292,389       0.61++            0.63++             0.68
9/30/00                       12.66           378,997       0.59++            0.63++             0.57
9/30/99                       26.96           354,283       0.56++            0.63++             0.80

INVESTOR A CLASS
9/30/03                       23.41% 3     $  281,505       0.79%++           0.85%++            1.01%
9/30/02                      (21.09) 3        222,736       0.79++            0.78++             0.72
9/30/01                      (27.23) 3         76,363       0.79++            0.81++             0.50
9/30/00                       12.43 3          93,935       0.78++            0.81++             0.38
9/30/99                       26.74 3          85,174       0.75++            0.81++             0.62

INVESTOR B CLASS
9/30/03                       22.59% 4     $  192,614       1.54%++           1.59%++            0.27%
9/30/02                      (21.72) 4        175,100       1.53++            1.55++            (0.04)
9/30/01                      (27.77) 4        262,027       1.53++            1.55++            (0.25)
9/30/00                       11.61 4         360,792       1.51++            1.54++            (0.35)
9/30/99                       25.78 4         302,071       1.49++            1.55++            (0.13)

INVESTOR C CLASS
9/30/03                       22.52% 4     $  297,835       1.54%++           1.59%++            0.27%
9/30/02                      (21.72) 4        270,958       1.53++            1.55++            (0.04)
9/30/01                      (27.77)4         382,356       1.53++            1.55++            (0.25)
9/30/00                       11.61 4         530,586       1.53++            1.56++            (0.37)
9/30/99                       25.78 4         391,152       1.51++            1.55++            (0.15)

                                RATIO OF NET
                             INVESTMENT INCOME
                                 TO AVERAGE
                                 NET ASSETS      PORTFOLIO
                                 (EXCLUDING       TURNOVER
                                   WAIVERS)         RATE
------------------------------------------------------------
SERVICE CLASS
9/30/03                             0.49%            98%
9/30/02                             0.02            124
9/30/01                             0.06            114
9/30/00                             0.03            103
9/30/99                             0.37             22

INVESTOR A CLASS
9/30/03                             0.30%            98%
9/30/02                            (0.11)           124
9/30/01                            (0.10)           114
9/30/00                            (0.11)           103
9/30/99                             0.26             22

INVESTOR B CLASS
9/30/03                            (0.45)%           98%
9/30/02                            (0.86)           124
9/30/01                            (0.85)           114
9/30/00                            (0.87)           103
9/30/99                            (0.55)            22

INVESTOR C CLASS
9/30/03                            (0.40)%           98%
9/30/02                            (0.87)           124
9/30/01                            (0.09)           114
9/30/00                            (0.87)           103
9/30/99                            (0.55)            22
------------
INDEX EQUITY
------------
INSTITUTIONAL CLASS
9/30/03                             1.44%            10% 9
9/30/02                             1.20              6 8
9/30/01                             0.96              8 7
9/30/00                             0.83              8 6
9/30/99                             1.04              5 5

SERVICE CLASS
9/30/03                             1.13%            10% 9
9/30/02                             0.81              6 8
9/30/01                             0.66              8 7
9/30/00                             0.54              8 6
9/30/99                             0.74              5 5

INVESTOR A CLASS
9/30/03                             0.96%            10% 9
9/30/02                             0.72              6 8
9/30/01                             0.48              8 7
9/30/00                             0.35              8 6
9/30/99                             0.56              5 5

INVESTOR B CLASS
9/30/03                             0.21%            10% 9
9/30/02                            (0.05)             6 8
9/30/01                            (0.26)             8 7
9/30/00                            (0.38)             8 6
9/30/99                            (0.18)             5 5

INVESTOR C CLASS
9/30/03                             0.21%            10% 9
9/30/02                            (0.05)             6 8
9/30/01                            (0.26)             8 7
9/30/00                            (0.40)             8 6
9/30/99                            (0.19)             5 5


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


86 & 87

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                NET                        NET GAIN                                         NET
                               ASSET                       (LOSS) ON    DISTRIBUTIONS     DISTRIBUTIONS    ASSET
                               VALUE          NET         INVESTMENTS     FROM NET          FROM NET       VALUE
                             BEGINNING    INVESTMENT    (BOTH REALIZED   INVESTMENT     REALIZED CAPITAL   END OF        TOTAL
                             OF PERIOD   INCOME (LOSS)  AND UNREALIZED)    INCOME             GAINS        PERIOD       RETURN
----------------------------------------------------------------------------------------------------------------------------------
--------
BALANCED
--------
INSTITUTIONAL CLASS
9/30/03                       $11.12        $ 0.35          $  1.60        $(0.34)          $   --         $12.73        17.75%
9/30/02                        13.28          0.58            (2.35)        (0.39)              --          11.12       (13.62)
9/30/01                        20.16          0.35            (4.05)        (0.37)           (2.81)         13.28       (20.83)
9/30/00                        19.75          0.48             1.10         (0.47)           (0.70)         20.16         8.05
9/30/99                        18.35          0.49             2.18         (0.48)           (0.79)         19.75        14.81

SERVICE CLASS
9/30/03                       $11.11        $ 0.30          $  1.62        $(0.31)          $   --         $12.72        17.41%
9/30/02                        13.26          0.27 16         (2.07)        (0.35)              --          11.11       (13.83)
9/30/01                        20.15          0.29            (4.04)        (0.33)           (2.81)         13.26       (21.15)
9/30/00                        19.73          0.42             1.11         (0.41)           (0.70)         20.15         7.78
9/30/99                        18.34          0.42             2.18         (0.42)           (0.79)         19.73        14.49

INVESTOR A CLASS
9/30/03                       $11.10        $ 0.27          $  1.62        $(0.28)          $   --         $12.71        17.22% 3
9/30/02                        13.25          0.28            (2.10)        (0.33)              --          11.10       (14.01) 3
9/30/01                        20.13          0.26            (4.03)        (0.30)           (2.81)         13.25       (21.26) 3
9/30/00                        19.72          0.38             1.11         (0.38)           (0.70)         20.13         7.59 3
9/30/99                        18.33          0.41             2.18         (0.41)           (0.79)         19.72        14.40 3

INVESTOR B CLASS
9/30/03                       $11.01        $ 0.18          $  1.62        $(0.20)          $   --         $12.61        16.42% 4
9/30/02                        13.14          0.20            (2.10)        (0.23)              --          11.01       (14.67) 4
9/30/01                        19.98          0.15            (4.00)        (0.18)           (2.81)         13.14       (21.84) 4
9/30/00                        19.59          0.22             1.09         (0.22)           (0.70)         19.98         6.72 4
9/30/99                        18.22          0.24             2.18         (0.26)           (0.79)         19.59        13.46 4

INVESTOR C CLASS
9/30/03                       $11.01        $ 0.18          $  1.62        $(0.20)          $   --         $12.61        16.42% 4
9/30/02                        13.14          0.21            (2.11)        (0.23)              --          11.01       (14.67) 4
9/30/01                        19.98          0.13            (3.98)        (0.18)           (2.81)         13.14       (21.84) 4
9/30/00                        19.59          0.22             1.09         (0.22)           (0.70)         19.98         6.73 4
9/30/99                        18.22          0.23             2.19         (0.26)           (0.79)         19.59        13.46 4

                                                              RATIO OF
                                NET                         NET EXPENSES        RATIO OF TOTAL
                               ASSETS       RATIO OF         TO AVERAGE      EXPENSES TO AVERAGE      RATIO OF NET
                               END OF    NET EXPENSES TO     NET ASSETS           NET ASSETS       INVESTMENT INCOME
                               PERIOD      AVERAGE NET       (EXCLUDING           (EXCLUDING         TO AVERAGE NET
                               (000)         ASSETS       INTEREST EXPENSE          WAIVERS              ASSETS
----------------------------------------------------------------------------------------------------------------------
--------
BALANCED
--------
INSTITUTIONAL CLASS
9/30/03                      $   12,261       0.92%             0.86%               1.02%                 2.67%
9/30/02                          24,055       0.92              0.86                0.93                  2.36
9/30/01                         205,085       0.86              0.86                0.88                  2.04
9/30/00                         385,793       0.85              0.85                0.85                  2.30
9/30/99                         414,057       0.86              0.86                0.86                  2.44

SERVICE CLASS
9/30/03                      $    2,205       1.22%             1.16%               1.32%                 2.32%
9/30/02                           3,379       1.21              1.16                1.26                  2.00
9/30/01                         147,535       1.16              1.16                1.18                  1.93
9/30/00                         197,633       1.15              1.15                1.15                  2.00
9/30/99                         219,018       1.16              1.16                1.16                  2.14

INVESTOR A CLASS
9/30/03                      $   85,538       1.39%             1.33%               1.49%                 2.16%
9/30/02                         115,667       1.42              1.34                1.44                  2.25
9/30/01                         108,795       1.34              1.34                1.36                  1.75
9/30/00                         149,594       1.30              1.29                1.30                  1.86
9/30/99                         132,833       1.25              1.25                1.25                  2.05

INVESTOR B CLASS
9/30/03                      $   40,432       2.13%             2.08%               2.23%                 1.40%
9/30/02                          40,717       2.16              2.08                2.19                  1.48
9/30/01                          67,732       2.08              2.09                2.10                  1.01
9/30/00                         102,530       2.07              2.07                2.07                  1.09
9/30/99                          96,253       2.07              2.07                2.07                  1.23

INVESTOR C CLASS
9/30/03                      $    4,669       2.13%             2.08%               2.23%                 1.39%
9/30/02                           4,911       2.16              2.08                2.19                  1.47
9/30/01                           9,425       2.09              2.09                2.11                  0.97
9/30/00                          11,967       2.07              2.06                2.07                  1.09
9/30/99                          10,095       2.07              2.07                2.07                  1.23

                               RATIO OF NET
                            INVESTMENT INCOME
                                TO AVERAGE
                                NET ASSETS      PORTFOLIO
                                (EXCLUDING       TURNOVER
                                 WAIVERS)          RATE
------------------------------------------------------------
--------
BALANCED
--------
INSTITUTIONAL CLASS
9/30/03                            2.57%           399%
9/30/02                            2.34            232
9/30/01                            2.03            210
9/30/00                            2.30            176
9/30/99                            2.44            122

SERVICE CLASS
9/30/03                            2.22%           399%
9/30/02                            1.96            232
9/30/01                            1.91            210
9/30/00                            2.00            176
9/30/99                            2.14            122

INVESTOR A CLASS
9/30/03                            2.05%           399%
9/30/02                            2.22            232
9/30/01                            1.74            210
9/30/00                            1.86            176
9/30/99                            2.05            122

INVESTOR B CLASS
9/30/03                            1.29%           399%
9/30/02                            1.45            232
9/30/01                            1.00            210
9/30/00                            1.09            176
9/30/99                            1.23            122

INVESTOR C CLASS
9/30/03                            1.29%           399%
9/30/02                            1.44            232
9/30/01                            0.96            210
9/30/00                            1.09            176
9/30/99                            1.23            122

 1   Commencement of operations of share class.
 2   Annualized.
 3   Sales load not reflected in total return.
 4   Contingent deferred sales load not reflected in total return.
 5   For period 12/1/98 through 11/30/99.
 6   For period 12/1/99 through 11/30/00.
 7   For period 12/1/00 through 9/30/01.
 8   For period 12/1/01 through 9/30/02.
 9   For period 12/1/02 through 9/30/03.
10   Certain prior year amounts were reclassified to conform to current year presentation.
11   Redemption fee of 2.00% is reflected in total return calculations.
12   Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 6 basis points.
13   Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 7 basis points.
14   Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 14 basis points.
15   Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 15 basis points.
16   Calculated using the average shares outstanding method.
++   Including expenses allocated from the U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the
     years ended 9/30/99 through 09/30/03.

88 & 89

                                 BLACKROCK FUNDS

                          NOTES TO FINANCIAL STATEMENTS

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 registered portfolios, 16 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

-------------------------------------------------------------------------------------------------------------------------------
         Portfolio                                                       Share Classes
-------------------------------------------------------------------------------------------------------------------------------
                                    Institutional              Service               Investor A              Investor B
-------------------------------------------------------------------------------------------------------------------------------
                               Contractual    Actual   Contractual    Actual   Contractual    Actual   Contractual    Actual
                                  Fees       Fees (4)    Fees (1)    Fees (4)    Fees (2)    Fees (4)    Fees (3)    Fees (4)
-------------------------------------------------------------------------------------------------------------------------------
  Large Cap Value Equity          None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Equity         None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Value Equity            None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Growth Equity           None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Equity          None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Small Cap Core Equity           None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Equity         None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  U.S. Opportunities              None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Global Science &
  Technology Opportunities        None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  European Equity                 None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  International Equity            None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  International Opportunities     None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Asia Pacific Equity             None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Select Equity                   None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Index Equity                    None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------
  Balanced                        None         None        0.30%       0.30%      0.50%      0.4045%      1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
         Portfolio                   Share Classes
-------------------------------------------------------
                                      Investor C
-------------------------------------------------------
                               Contractual    Actual
                                 Fees (3)    Fees (4)
-------------------------------------------------------
  Large Cap Value Equity           1.15%       1.15%
-------------------------------------------------------
  Large Cap Growth Equity          1.15%       1.15%
-------------------------------------------------------
  Mid-Cap Value Equity             1.15%       1.15%
-------------------------------------------------------
  Mid-Cap Growth Equity            1.15%       1.15%
-------------------------------------------------------
  Small Cap Value Equity           1.15%       1.15%
-------------------------------------------------------
  Small Cap Core Equity            1.15%       1.15%
-------------------------------------------------------
  Small Cap Growth Equity          1.15%       1.15%
-------------------------------------------------------
  U.S. Opportunities               1.15%       1.15%
-------------------------------------------------------
  Global Science &
  Technology Opportunities         1.15%       1.15%
-------------------------------------------------------
  European Equity                  1.15%       1.15%
-------------------------------------------------------
  International Equity             1.15%       1.15%
-------------------------------------------------------
  International Opportunities      1.15%       1.15%
-------------------------------------------------------
  Asia Pacific Equity              1.15%       1.15%
-------------------------------------------------------
  Select Equity                    1.15%       1.15%
-------------------------------------------------------
  Index Equity                     1.15%       1.15%
-------------------------------------------------------
  Balanced                         1.15%       1.15%
-------------------------------------------------------

(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2) -- the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) -- the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) -- the actual fees are as of September 30, 2003.

     In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes.

     The Index Equity Portfolio invests solely in The U.S. Large Company Series (the "Series") of The DFA Investment Trust Company (the "DFA Trust"). Advisory fees are accrued daily and paid monthly to Dimensional Fund Advisors, Inc. at the Series level as described within the DFA Trust financial statements which are included elsewhere in the report and should be read in conjunction with the financial statements of Index Equity Portfolio.

     (A) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

                                 BLACKROCK FUNDS

     SECURITY VALUATION -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities that are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, Portfolio securities are valued at the mean between the last reported bid and asked prices, or on the basis of quotations provided by a pricing service or dealer, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Funds' Board of Trustees. As of September 30, 2003, there were two securities in U.S. Opportunities Portfolio with a total market value of $446,021, representing less than .45% of the Portfolio's net assets, one security in Global Science & Technology Opportunities Portfolio with a total market value of $121,600 representing less than .35% of the Portfolio's net assets, one security in Small Cap Growth with a total market value of $180 representing less than .01% of the Portfolio's net assets and one security in Mid Cap Growth with a total market value of $4 representing less than .01% of the Portfolio's net assets that were valued in accordance with such procedures.

     Valuation of other securities is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates.

     The Index Equity Portfolio's investment reflects its proportionate interest in the net assets of The U.S. Large Company Series of The DFA Investment Trust Company.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report forward foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios' investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                 BLACKROCK FUNDS

     The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2003, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                                       UNREALIZED
                                                                                                       VALUE AT          FOREIGN
SETTLEMENT       CURRENCY                           CURRENCY                          CONTRACT       SEPTEMBER 30,      EXCHANGE
   DATE           AMOUNT                              SOLD                             AMOUNT            2003             LOSS
----------    --------------        ---------------------------------------         -----------      -------------     ----------
International Opportunities
10/06/03          50,000,000        Hong Kong Dollar ......................         $ 6,391,737       $ 6,456,778       $(65,041)
                                                                                    ===========       ===========       ========
Asia Pacific Equity
10/06/03             353,600        Hong Kong Dollar ......................         $    45,231       $    45,663       $   (432)
10/06/03             183,830        Singapore Dollar ......................             102,963           106,202         (3,239)
                                                                                    -----------       -----------       --------
                                                                                     $  148,194        $  151,865       $ (3,671)
                                                                                    ===========       ===========       ========

                                                                                                                       UNREALIZED
                                                                                                       VALUE AT          FOREIGN
SETTLEMENT         CURRENCY                         CURRENCY                         CONTRACT        SEPTEMBER 30,      EXCHANGE
   DATE             AMOUNT                           BOUGHT                           AMOUNT             2003          GAIN/(LOSS)
----------    --------------        ---------------------------------------         -----------      -------------     ----------
International Opportunities
10/15/03           6,500,000        Australian Dollar .....................         $ 4,291,820       $ 4,407,014       $115,194
10/15/03           9,400,000        British Pound .........................          15,502,574        15,608,975        106,401
10/15/03           7,900,000        Canadian Dollar .......................           5,787,536         5,844,111         56,575
10/15/03           2,500,000        European Currency Unit ................           2,870,500         2,911,467         40,967
10/15/03           2,000,000        Swiss Franc ...........................           1,479,564         1,515,127         35,563
                                                                                    -----------       -----------       --------
                                                                                    $29,931,994       $30,286,694       $354,700
                                                                                    ===========       ===========       ========
Asia Pacific Equity
10/06/03             183,830        Singapore Dollar ......................         $   106,984       $   106,202       $   (782)
                                                                                    ===========       ===========       ========

     SWAP AGREEMENTS -- The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At September 30, 2003, the Balanced Portfolio had the following swap agreements outstanding:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
                                                       INTEREST           INTEREST         NOTIONAL AMOUNT        APPRECIATION
  PORTFOLIO    COUNTER-PARTY    TERMINATION DATE    RECEIVABLE RATE     PAYABLE RATE       (U.S. DOLLARS)        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
  Balanced   J.P. Morgan Chase      09/02/05             1.14%+             2.21%             $3,000,000            $(27,899)
             Union Bank             08/14/06             2.64               1.13+              1,500,000              14,710
              of Switzerland
             J.P. Morgan Chase      09/02/08             3.90               1.14+              1,500,000              47,125
             Deutsche Bank          08/15/23             1.14+              5.23               2,000,000             (33,158)
------------------------------------------------------------------------------------------------------------------------------------

     + Rate shown is based on the 3 month LIBOR as of the most recent payment date.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts

                                 BLACKROCK FUNDS

and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage- and asset-backed securities are presented as an adjustment to interest income.

     OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     REVERSE REPURCHASE AGREEMENTS -- The Portfolios may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     FUTURES TRANSACTIONS -- The Portfolios may invest in financial futures contracts for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolios invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, except with respect to the Index Equity Portfolio, for other hedging purposes. These Portfolios' futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION WRITING/PURCHASING -- The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     SWAPTIONS WRITING --- The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in

                                 BLACKROCK FUNDS
exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rated in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities or Statement of Net Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written Option and Swaption transactions entered into during the year ended September 30, 2003, are summarized as follows:

                                                            GLOBAL SCIENCE & TECHNOLOGY
                                                              OPPORTUNITIES PORTFOLIO                     BALANCED PORTFOLIO
                                                         ---------------------------------        ----------------------------------
                                                         NUMBER OF                                 NUMBER OF
                                                         CONTRACTS               PREMIUM           CONTRACTS               PREMIUM
                                                         ---------------------------------        ----------------------------------
     Balance at 09/30/02 ............................        --                 $     --              911                 $165,681
     Written ........................................       302                   45,476              132                   47,427
     Expired ........................................       (68)                  (9,996)            (311)                 (41,221)
     Closed .........................................      (234)                 (35,480)            (415)                 (92,195)
     Exercised ......................................        --                       --             (300)                 (56,660)
                                                           ----                 --------             ----                 --------
     Balance at 09/30/03 ............................        --                       --               17                 $ 23,032
                                                           ====                 ========             ====                 ========

     TBA PURCHASE COMMITMENTS -- The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     FINANCING TRANSACTIONS -- The Portfolios may enter into financial transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     SECURITIES LENDING -- Through the agreement with PFPC Trust Co., the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are collateralized by collateral at least equal to 105% of the market value on securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust (the "Trust"), a portfolio of money market securities advised by BlackRock Capital Management, Inc., or high-quality, short-term instruments with a maturity date not to exceed 397 days. At September 30, 2003, the market value of securities on loan, cash collateral invested in the Trust and

                                 BLACKROCK FUNDS

total value of collateral held in connection with securities lending is summarized as follows:

                                                                        MARKET VALUE        MARKET VALUE OF         TOTAL MARKET
                                                                        OF SECURITIES       CASH COLLATERAL           VALUE OF
                                                                           ON LOAN       INVESTED IN THE TRUST   COLLATERAL RECEIVED
                                                                        -------------    ---------------------   -------------------
            Large Cap Value Equity Portfolio ........................    $21,032,945          $ 2,725,664           $21,956,553
            Large Cap Growth Equity Portfolio .......................     20,216,931            4,467,331            21,192,765
            Mid-Cap Value Equity Portfolio ..........................      5,116,106            1,368,222             5,313,309
            Mid-Cap Growth Equity Portfolio .........................     36,225,021           10,449,698            37,916,215
            Small Cap Value Equity Portfolio ........................     11,949,913            2,391,677            12,497,900
            Small Cap Growth Equity Portfolio .......................     29,952,259           10,736,544            31,164,611
            International Equity Portfolio ..........................      1,437,497            1,548,000             1,548,000
            International Opportunities Portfolio ...................      1,998,030            1,160,358             2,097,300
            Select Equity Portfolio .................................      9,669,563            1,241,957            10,052,683
            Balanced Portfolio ......................................      7,970,750            1,432,128             8,291,845


     BlackRock Capital Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Trust, but receives no fees for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust's average daily net assets.

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     TRANSFERS IN-KIND -- On October 17, 2001 the BlackRock Small Cap Value Equity and Small Cap Growth Equity Portfolios transferred securities and cash in the amounts of $26,141,082 and $20,494,043 respectively, due to an in-kind redemption. On May 6, 2002 the BlackRock Small Cap Growth Equity Portfolio transferred securities and cash in the amount of $21,200,012 due to an in-kind redemption. For purposes of generally accepted accounting principles, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The result was a permanent difference of $4,585,363 and $4,799,722 respectively.
Gains resulting from such in-kind redemptions, included in the realized gains/(losses) from investment transactions on the Statement of Operations, were as follows:

            Small Cap Value Equity Portfolio ............    $4,585,363
            Small Cap Growth Equity Portfolio ...........     4,799,722

     OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     The Index Equity Portfolio accrues its respective share of income net of expenses daily on its investment in The U.S. Large Company Series of The DFA Investment Trust Company, which is treated as a partnership for federal income tax purposes. All of the net investment income and realized and unrealized gains and losses from the security transactions of the DFA U.S. Large Company Series Fund are allocated pro rata at the time of such determination.

                                 BLACKROCK FUNDS

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser for each of the Fund's Equity Portfolios, except for Index Equity, European Equity and Asia Pacific Equity Portfolios. BlackRock Financial Management, Inc. ("BFM"), a wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the Balanced Portfolio. BlackRock International, Ltd. ("BIL"), an indirect wholly-owned subsidiary of BlackRock, serves as the investment advisor for the European Equity and Asia Pacific Equity Portfolios and serves as the sub-adviser for the International Equity and International Opportunities Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For their advisory services, BlackRock and BIL (with respect to the European Equity and Asia Pacific Equity Portfolios) are entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets:

     Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity, and Balanced Portfolios -- .55% of the first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion and ..45% of net assets in excess of $3 billion.

     Mid-Cap Value Equity and Mid-Cap Growth Equity -- .80% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .625% of net assets in excess of $3 billion.

     U.S Opportunities Portfolio -- 1.10% of the first $1 billion, 1.05% of the next $1 billion, 1.025% of the next $1 billion and 1.00% of the net assets in excess of $3 billion.

     Global Science & Technology Opportunities, European Equity and Asia Pacific Equity Portfolios -- .90% of the first $1 billion, .85% of the next $1 billion, ..80% of the next $1 billion and .75% of net assets in excess of $3 billion.

     International Equity Portfolio -- .75% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     International Opportunities -- 1.00% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion.

     Small Cap Core Equity -- 1.00% of net assets.

     For the year ended September 30, 2003, advisory fees and waivers for each portfolio were as follows:

                                                                                 GROSS                                 NET
                                                                             ADVISORY FEE           WAIVER         ADVISORY FEE
                                                                             ------------          --------        ------------
     Large Cap Value Equity Portfolio ....................................    $2,306,603           $488,538         $1,818,065
     Large Cap Growth Equity Portfolio ...................................       990,975            189,689            801,286
     Mid-Cap Value Equity Portfolio ......................................       455,570             23,503            432,067
     Mid-Cap Growth Equity Portfolio .....................................     1,157,367             35,068          1,122,299
     Small Cap Value Equity Portfolio ....................................       771,710             42,733            728,977
     Small Cap Core Equity Portfolio .....................................         9,700              9,700                 --
     Small Cap Growth Equity Portfolio ...................................     1,661,264             94,355          1,566,909
     U.S Opportunities Portfolio .........................................     1,076,606             62,879          1,013,727
     Global Science & Technology Opportunities Portfolio .................       262,305             80,037            182,268
     European Equity Portfolio ...........................................        57,466             57,466                 --
     International Equity Portfolio ......................................     1,348,060            121,554          1,226,506
     International Opportunities Portfolio ...............................     1,293,205            121,595          1,171,610
     Asia Pacific Equity Portfolio .......................................        16,949             16,949                 --
     Select Equity Portfolio .............................................       768,297            202,909            565,388
     Balanced Portfolio ..................................................       886,946            164,894            722,052

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. BIL and the Fund have entered into a series of annual expense limitation agreements beginning June 6, 2000, with respect to the European Equity and Asia Pacific Portfolios. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock or BIL to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

                                 BLACKROCK FUNDS

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock or BIL are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock or BIL up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or BIL continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock or BIL on a quarterly basis.

     At September 30, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                     EXPENSE                                                          TOTAL WAIVERS
                                                   LIMITATION      EXPIRING          EXPIRING          EXPIRING        SUBJECT TO
                                                   PERCENTAGE  JANUARY 31, 2004  JANUARY 31, 2005  JANUARY 31, 2006   REIMBURSEMENT
                                                   ----------  ----------------  ----------------  ----------------   -------------
     Large Cap Value Equity Portfolio ............   0.630%        $208,489          $610,816          $254,385         $1,073,690
     Large Cap Growth Equity Portfolio ...........   0.650%         246,565           274,930            97,556            619,051
     Mid-Cap Value Equity Portfolio ..............   1.085%              --            23,503                --             23,503
     Mid-Cap Growth Equity Portfolio .............   1.055%              --            30,063             5,005             35,068
     Small Cap Value Equity Portfolio ............   0.795%              --            86,158                --             86,158
     Small Cap Core Equity Portfolio .............   1.125%             785            55,521            13,863             70,169
     Small Cap Growth Equity Portfolio ...........   0.815%              --           227,030                --            227,030
     U.S. Opportunities Portfolio ................   1.425%          51,147           107,597                --            158,744
     Global Science & Technology
       Opportunities Portfolio ...................   1.255%          96,594           101,278            19,199            217,071
     European Equity Portfolio ...................   1.275%          71,767            72,944            54,889            199,600
     International Equity Portfolio ..............   0.995%         151,936           113,051            91,774            356,761
     International Opportunities Portfolio .......   1.275%         113,174           178,760            41,721            333,655
     Asia Pacific Equity Portfolio ...............   1.275%         109,348            73,882            31,168            214,398
     Select Equity Portfolio .....................   0.645%         232,403           310,818           111,414            654,635
     Index Equity Portfolio ......................   0.150%              --                --                --                 --
     Balanced Portfolio ..........................   0.690%          91,242           146,109            94,269            331,620

     BlackRock pays BIL and BFM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million, and ..125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     For the year ended September 30, 2003, administration fees and waivers for each Portfolio were as follows:

                                                                        GROSS                                NET
                                                                   ADMINISTRATION                      ADMINISTRATION
                                                                         FEE              WAIVER             FEE
                                                                   --------------        ---------     --------------
     Large Cap Value Equity Portfolio ...........................     $962,857               $--           $962,857
     Large Cap Growth Equity Portfolio ..........................      414,530                --            414,530
     Mid-Cap Value Equity Portfolio .............................      131,106                --            131,106
     Mid-Cap Growth Equity Portfolio ............................      332,812                --            332,812
     Small Cap Value Equity Portfolio ...........................      322,848                --            322,848
     Small Cap Core Equity Portfolio ............................        2,230             2,230                 --
     Small Cap Growth Equity Portfolio ..........................      694,810                --            694,810
     U.S. Opportunities Portfolio ...............................      225,108                --            225,108
     Global Science & Technology Opportunities Portfolio ........       67,032                --             67,032
     European Equity Portfolio ..................................       14,686            14,686                 --
     International Equity Portfolio .............................      414,828                --            414,828
     International Opportunities Portfolio ......................      297,578                --            297,578

                                 BLACKROCK FUNDS

                                                                        GROSS                                NET
                                                                   ADMINISTRATION                      ADMINISTRATION
                                                                         FEE              WAIVER             FEE
                                                                   --------------       ----------     --------------
     Asia Pacific Equity Portfolio ..............................    $    4,331         $    4,331       $       --
     Select Equity Portfolio ....................................       321,327                 --          321,327
     Index Equity Portfolio .....................................     3,205,453          1,666,278        1,539,175
     Balanced Portfolio .........................................       370,908                 --          370,908

     Prior to February 1, 1999, BlackRock may have, at its discretion, waived all or any portion of its advisory fees for any Portfolio.

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNC Bank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

     As of the fiscal year ended September 30, 2003, affiliated payables were as follows:

                                                                                                                         PNC BANK
                                                                                          PFPC(1)      BLACKROCK(2)    AFFILIATES(3)
                                                                                          --------     ------------    -------------
     Large Cap Value Equity Portfolio ................................................    $36,618        $142,197         $ 60,071
     Large Cap Growth Equity Portfolio ...............................................     19,239          60,540           37,227
     Mid Cap Value Equity Portfolio ..................................................      9,137          31,285           11,446
     Mid Cap Growth Equity Portfolio .................................................     25,295         109,632           58,024
     Small Cap Value Equity Portfolio ................................................     19,353          74,174           34,089
     Small Cap Growth Equity Portfolio ...............................................     42,784         187,542           76,803
     Small Cap Core Equity Portfolio .................................................      6,758          18,584                1
     U.S. Opportunities Equity Portfolio .............................................     22,038         103,427           71,850
     Global Science and Technology Opportunities Portfolio ...........................     13,597          31,674           24,307
     European Equity Portfolio .......................................................      8,613              --            1,530
     International Equity Portfolio ..................................................     39,831          37,558           13,180
     International Opportunities Equity Portfolio ....................................     34,366         122,329           67,614
     Asia Pacific Equity Portfolio ...................................................      9,250              --              353
     Select Equity Portfolio .........................................................     18,876          37,729           29,450
     Index Equity Portfolio ..........................................................     97,121          12,862          590,731
     Balanced Portfolio ..............................................................     25,363          67,158           72,900

(1) -- payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of September 30, 2003.
(2) -- payables to BlackRock are for Advisory and Administration services provided as of September 30, 2003.
(3) -- payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of September 30, 2003, was $2,965,301, a porton of which is paid to service organizations, including other PNC Bank affiliates.

                                 BLACKROCK FUNDS


(C)  PURCHASES AND SALES OF SECURITIES

     For the year ended September 30, 2003, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                                                            PURCHASES                SALES
                                                                                          ------------           ------------
     Large Cap Value Equity Portfolio .................................................   $625,420,647           $995,098,823
     Large Cap Growth Equity Portfolio ................................................    162,069,216            351,596,778
     Mid-Cap Value Equity Portfolio ...................................................    160,276,723            208,755,509
     Mid-Cap Growth Equity Portfolio ..................................................    231,837,565            278,087,729
     Small Cap Value Equity Portfolio .................................................    333,597,963            433,891,589
     Small Cap Core Equity Portfolio ..................................................      2,228,224              2,103,514
     Small Cap Growth Equity Portfolio ................................................    487,135,801            582,206,049
     U.S. Opportunities Portfolio .....................................................    220,569,714            224,539,989
     Global Science & Technology Opportunities Portfolio ..............................     61,981,144             68,029,056
     European Equity Portfolio ........................................................     11,784,851             15,123,832
     International Equity Portfolio ...................................................    224,121,356            406,953,674
     International Opportunities Portfolio ............................................     83,766,658             86,353,196
     Asia Pacific Equity Portfolio ....................................................      2,557,601              2,258,431
     Select Equity Portfolio ..........................................................    135,136,068            251,894,499
     Balanced Portfolio ...............................................................    567,719,783            644,876,408

     For the year ended September 30, 2003, purchases and sales of government securities were as follows:

                                                                                            PURCHASES                SALES
                                                                                           -----------            -----------
     Large Cap Value Equity Portfolio .................................................    $ 9,994,622            $ 6,098,135
     Mid-Cap Value Equity Portfolio ...................................................      4,996,268              2,198,320
     Mid-Cap Growth Equity Portfolio ..................................................      2,498,543              1,299,012
     Small Cap Value Equity Portfolio .................................................      1,999,954                     --
     Small Cap Growth Equity Portfolio ................................................     55,052,884             21,478,953
     U.S. Opportunities Portfolio .....................................................     26,975,904                     --
     Global Science & Technology Opportunities Portfolio ..............................      5,599,553                     --
     International Equity Portfolio ...................................................      7,998,194              4,998,533
     International Opportunities Portfolio ............................................     10,495,534                     --
     Balanced Portfolio ...............................................................     98,616,488             94,236,147

                                 BLACKROCK FUNDS

(D)  CAPITAL SHARES

     Transactions in capital shares for each period were as follows:


                                                                       LARGE CAP VALUE EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES          VALUE             SHARES             VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................      3,240,434     $  32,600,164        8,654,830      $ 104,104,841
     Service Class ..............................      2,412,581        23,128,752       12,489,320        136,830,476
     Investor A Class ...........................     15,720,338       153,834,517       15,733,240        192,424,954
     Investor B Class ...........................        150,055         1,488,845          381,990          4,681,793
     Investor C Class ...........................        341,106         3,289,890          548,925          6,580,127
Shares issued in reinvestment of dividends:
     Institutional Class ........................         68,375           692,743        2,342,282         30,012,609
     Service Class ..............................         81,996           837,562          566,977          7,178,873
     Investor A Class ...........................         60,511           618,470          154,377          1,937,042
     Investor B Class ...........................          2,443            25,868           46,100            584,551
     Investor C Class ...........................            325             3,449            6,696             84,973
Shares redeemed:
     Institutional Class ........................    (31,146,651)     (309,049,186)     (75,885,858)      (905,277,177)
     Service Class ..............................    (11,902,499)     (117,928,399)     (18,055,654)      (216,770,363)
     Investor A Class ...........................    (18,483,067)     (181,349,877)     (11,850,849)      (139,329,668)
     Investor B Class ...........................       (484,506)       (4,659,827)        (777,050)        (8,643,285)
     Investor C Class ...........................       (532,942)       (5,087,994)        (661,600)        (7,687,672)
                                                     -----------     -------------      -----------      -------------
Net decrease ....................................    (40,471,501)    $(401,555,023)     (66,306,274)     $(793,287,926)
                                                     ===========     =============      ===========      =============

                                                                       LARGE CAP GROWTH EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES          VALUE             SHARES             VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................      1,197,575     $   8,930,536        5,569,896      $  53,095,120
     Service Class ..............................      2,826,351        20,523,510       20,191,920        174,367,045
     Investor A Class ...........................      3,759,123        27,625,991       14,271,637        137,494,229
     Investor B Class ...........................        188,606         1,308,926          263,199          2,251,460
     Investor C Class ...........................        149,153         1,030,367          133,472          1,203,485
Shares redeemed:
     Institutional Class ........................    (11,694,044)      (87,824,058)     (51,901,535)      (494,555,391)
     Service Class ..............................    (17,217,920)     (124,274,818)     (17,988,236)      (157,851,522)
     Investor A Class ...........................     (5,543,015)      (40,528,446)     (12,987,682)      (121,358,648)
     Investor B Class ...........................       (583,492)       (3,938,732)      (1,015,121)        (8,425,615)
     Investor C Class ...........................       (195,489)       (1,300,821)        (298,546)        (2,496,129)
                                                     -----------     -------------      -----------      -------------
Net decrease ....................................    (27,113,152)    $(198,447,545)     (43,760,996)     $(416,275,966)
                                                     ===========     =============      ===========      =============

                                 BLACKROCK FUNDS

                                                                          MID-CAP VALUE EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     -----------      ------------      -----------      -------------
Shares sold:
     Institutional Class ........................        407,956      $  4,171,195        2,619,538      $  31,414,720
     Service Class ..............................        354,341         3,503,382        1,316,747         16,322,313
     Investor A Class ...........................        352,927         3,631,868        2,156,084         27,067,533
     Investor B Class ...........................        128,878         1,292,549          271,530          3,361,413
     Investor C Class ...........................         61,335           593,036           78,866            969,441
Shares issued in reinvestment of dividends:
     Institutional Class ........................        285,972         2,828,265           10,871            134,477
     Service Class ..............................         87,588           862,745               --                 --
     Investor A Class ...........................         31,320           307,563               --                 --
     Investor B Class ...........................         38,331           365,677               --                 --
     Investor C Class ...........................          7,099            67,723               --                 --
Shares redeemed:
     Institutional Class ........................     (4,070,716)      (41,114,441)     (15,472,105)      (187,265,189)
     Service Class ..............................     (1,294,414)      (13,141,520)      (2,294,727)       (28,518,000)
     Investor A Class ...........................       (535,756)       (5,449,310)      (2,064,537)       (25,132,233)
     Investor B Class ...........................       (249,737)       (2,438,054)        (250,360)        (2,947,667)
     Investor C Class ...........................       (101,121)         (978,978)         (98,128)        (1,180,792)
                                                     -----------      ------------      -----------      -------------
Net decrease ....................................     (4,495,997)     $(45,498,300)     (13,726,221)     $(165,773,984)
                                                     ===========      ============      ===========      =============

                                                                         MID-CAP GROWTH EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................     11,990,415     $  76,914,117       26,410,900      $ 210,440,607
     Service Class ..............................      1,099,693         7,259,681        5,902,546         47,807,164
     Investor A Class ...........................     14,096,827        85,022,085       21,282,579        165,971,268
     Investor B Class ...........................        716,542         4,466,221          991,229          7,346,484
     Investor C Class ...........................        364,293         2,166,396          430,126          3,188,598
Shares redeemed:
     Institutional Class ........................    (18,600,646)     (119,752,716)     (53,876,455)      (432,174,257)
     Service Class ..............................     (3,261,434)      (20,780,159)      (6,974,655)       (52,727,099)
     Investor A Class ...........................    (15,022,266)      (90,612,224)     (22,065,784)      (171,379,022)
     Investor B Class ...........................     (1,874,359)      (11,125,906)      (2,297,850)       (15,839,689)
     Investor C Class ...........................       (769,364)       (4,489,876)      (1,319,151)        (9,302,603)
                                                     -----------      ------------      -----------      -------------
Net decrease ....................................    (11,260,299)    $ (70,932,381)     (31,516,515)     $(246,668,549)
                                                     ===========     =============      ===========      =============

                                 BLACKROCK FUNDS

                                                                        SMALL CAP VALUE EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     ----------      -------------      -----------      -------------
Shares sold:
     Institutional Class ........................     3,944,811      $  46,350,668        6,069,176      $  93,208,227
     Service Class ..............................       577,917          7,424,957          644,568          9,955,160
     Investor A Class ...........................     8,259,359        100,775,276        9,250,778        142,648,810
     Investor B Class ...........................       316,893          3,634,187          460,213          6,870,549
     Investor C Class ...........................       180,810          2,008,295          574,671          8,624,145
Shares issued in reinvestment of dividends:
     Institutional Class ........................     1,133,758         12,709,428        2,792,712         41,431,388
     Service Class ..............................        93,937          1,049,275          331,948          4,919,466
     Investor A Class ...........................       525,274          5,856,804          317,182          4,700,635
     Investor B Class ...........................       133,767          1,400,541          106,062          1,501,828
     Investor C Class ...........................        37,741            395,145           29,802            422,293
Shares redeemed:
     Institutional Class ........................    (9,747,842)      (114,700,710)     (21,967,223)1     (341,198,977)
     Service Class ..............................      (944,977)       (10,853,006)      (3,321,075)       (51,901,908)
     Investor A Class ...........................    (9,513,889)      (113,871,126)      (7,870,661)      (120,240,840)
     Investor B Class ...........................      (493,538)        (5,622,067)        (443,189)        (6,328,240)
     Investor C Class ...........................      (277,861)        (3,122,537)        (552,340)        (8,320,022)
                                                     -----------     -------------      -----------      -------------
Net decrease ....................................    (5,773,840)     $ (66,564,870)     (13,577,376)     $(213,707,486)
                                                     ===========     =============      ===========      =============

                                                                        SMALL CAP CORE EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED          FOR THE PERIOD 1/2/02 2 THROUGH
                                                                 9/30/03                            9/30/02
                                                     -----------------------------     -------------------------------
                                                       SHARES            VALUE            SHARES             VALUE
                                                     ----------      -------------     ------------      -------------
Shares sold:
     Institutional Class ........................       3,226          $40,000            100,010         $1,000,100
     Service Class ..............................          --               --                 10                100
     Investor A Class ...........................         569            7,000                 10                100
     Investor B Class ...........................          --               --                 10                100
     Investor C Class ...........................          --               --                 10                100
                                                        -----          -------            -------         ----------
Net increase ....................................       3,795          $47,000            100,050         $1,000,500
                                                        =====          =======            =======         ==========

--------------
1 Includes  1,558,800  shares  redeemed  in-kind  via  transfer  of  securities  and cash  from the  Portfolio  to the shareholder(s). See Note A to the financial statements.
2 Commencement of operations.

                                                    BLACKROCK FUNDS

                                                                      SMALL CAP GROWTH EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................     15,119,579     $ 146,717,197       16,050,397      $ 178,818,457
     Service Class ..............................        822,670         8,273,163        3,015,125         36,007,263
     Investor A Class ...........................     30,151,339       272,707,262       46,073,198        511,424,318
     Investor B Class ...........................        339,176         3,070,849          289,761          3,088,513
     Investor C Class ...........................        212,894         2,033,597          285,030          3,056,908
Shares redeemed:
     Institutional Class ........................    (21,336,459)     (204,727,307)     (68,219,438)1     (798,214,754)
     Service Class ..............................     (2,178,713)      (20,447,745)     (12,085,529)      (143,723,815)
     Investor A Class ...........................    (32,508,994)     (293,644,669)     (42,458,041)      (464,013,053)
     Investor B Class ...........................       (850,772)       (7,314,402)      (1,091,985)       (10,902,707)
     Investor C Class ...........................       (366,285)       (3,156,322)        (804,694)        (8,328,930)
                                                     -----------     -------------      -----------      -------------
Net decrease ....................................    (10,595,565)    $ (96,488,377)     (58,946,176)     $(692,787,800)
                                                     ===========     =============      ===========      =============

                                                                         U.S. OPPORTUNITIES PORTFOLIO
                                                     -----------------------------------------------------------------
                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                                 9/30/03                            9/30/02
                                                     ----------------------------       ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     ----------      ------------       -----------       ------------
Shares sold:
     Institutional Class ........................     1,322,689      $ 19,070,228         1,422,812       $ 22,339,547
     Service Class ..............................        61,397           786,516             6,651            134,166
     Investor A Class ...........................     3,998,697        57,999,840         1,427,539         23,342,948
     Investor B Class ...........................        53,915           740,982           140,500          2,544,681
     Investor C Class ...........................       231,728         2,987,138           118,366          1,965,358
Shares issued in reinvestment of dividends:
     Institutional Class ........................            --                --            13,217            276,772
     Service Class ..............................            --                --               509             10,544
     Investor A Class ...........................            --                --            30,141            621,197
     Investor B Class ...........................            --                --            21,250            426,695
     Investor C Class ...........................            --                --             8,599            172,577
Shares redeemed:
     Institutional Class ........................    (1,717,933)      (24,642,834)       (2,623,591)       (43,879,051)
     Service Class ..............................       (72,961)         (930,897)          (30,182)          (542,732)
     Investor A Class ...........................    (4,432,489)      (64,426,558)       (2,157,104)       (35,897,928)
     Investor B Class ...........................      (936,669)      (12,265,692)       (1,333,037)       (21,855,838)
     Investor C Class ...........................      (671,356)       (8,746,675)         (843,459)       (14,111,390)
                                                     ----------      ------------       -----------       ------------
Net decrease ....................................    (2,162,982)     $(29,427,952)       (3,797,789)      $(64,452,454)
                                                     ==========      ============       ===========       ============

--------------
1 Includes  3,374,885  shares  redeemed  in-kind  via  transfer  of  securities  and cash  from the  Portfolio  to the shareholder(s). See Note A to the financial statements.

                                 BLACKROCK FUNDS

                                                             GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     ---------------------------        ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     ----------      -----------        ----------        ------------
Shares sold:
     Institutional Class ........................       144,352      $   710,403            64,704        $    335,165
     Service Class ..............................        12,501           69,100             4,860              26,249
     Investor A Class ...........................       790,622        3,418,280         2,235,700          10,999,618
     Investor B Class ...........................       291,119        1,349,139           301,730           1,599,290
     Investor C Class ...........................       116,929          566,443           119,583             616,064
Shares redeemed:
     Institutional Class ........................      (291,516)      (1,200,643)       (1,033,026)         (5,493,898)
     Service Class ..............................        (1,008)          (5,045)             (681)             (3,474)
     Investor A Class ...........................    (1,230,586)      (5,222,922)       (2,999,144)        (14,569,921)
     Investor B Class ...........................      (822,694)      (3,297,441)       (1,686,201)         (8,011,253)
     Investor C Class ...........................      (211,051)        (838,708)         (574,895)         (2,853,260)
                                                     ----------      -----------        ----------        ------------
Net decrease ....................................    (1,201,332)     $(4,451,394)       (3,567,370)       $(17,355,420)
                                                     ==========      ===========        ==========        ============

                                                                           EUROPEAN EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     ----------------------------       ------------------------------
                                                        SHARES           VALUE            SHARES              VALUE
                                                     ----------      ------------       ----------         -----------
Shares sold:
     Institutional Class ........................         2,525          $ 14,550        1,224,810         $ 9,069,543
     Service Class ..............................            --               --           123,770             901,189
     Investor A Class ...........................        14,275            80,237          165,967           1,171,111
     Investor B Class ...........................        18,215           108,264           13,150              92,003
     Investor C Class ...........................     1,899,236        10,684,170           37,418             246,501
Shares issued in reinvestment of dividends:
     Institutional Class ........................         1,215             7,121            5,045              37,032
     Service Class ..............................            --                --               --                   2
     Investor A Class ...........................            --                --            1,542              11,350
     Investor B Class ...........................            --                --            1,015               7,437
     Investor C Class ...........................            --                --              213               1,562
Shares redeemed:
     Institutional Class ........................      (365,070)       (2,126,465)      (1,072,674)         (8,000,388)
     Service Class ..............................            --                --         (132,645)           (835,820)
     Investor A Class ...........................       (32,310)         (187,030)        (201,470)         (1,446,472)
     Investor B Class ...........................       (91,303)         (522,971)         (43,577)           (313,585)
     Investor C Class ...........................    (1,951,228)      (11,153,989)         (40,890)           (258,638)
                                                     ----------      ------------       ----------          ----------
Net increase (decrease) .........................      (504,445)     $ (3,096,113)          81,674          $  682,827
                                                     ==========      ============       ==========          ==========

                                 BLACKROCK FUNDS

                                                                         INTERNATIONAL EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................      9,618,776     $  68,184,428       30,033,543      $ 252,661,760
     Service Class ..............................      2,596,540        18,212,051       13,106,342        108,646,321
     Investor A Class ...........................      1,568,305        10,940,045       26,768,584        221,255,351
     Investor B Class ...........................         44,012           294,243           19,267            153,344
     Investor C Class ...........................     10,749,308        71,289,597       12,122,009         95,506,886
Shares issued in reinvestment of dividends:
     Institutional Class ........................             --                --          231,462          1,969,738
     Service Class ..............................             --                --           44,655            375,102
     Investor A Class ...........................             --                --           14,407            119,864
     Investor B Class ...........................             --                --            2,329             18,749
     Investor C Class ...........................             --                --              404              3,259
Shares redeemed:
     Institutional Class ........................    (31,464,512)     (222,969,612)     (47,725,829)      (406,514,080)
     Service Class ..............................     (8,792,033)      (62,289,223)     (13,831,640)      (114,708,128)
     Investor A Class ...........................     (2,330,682)      (16,331,169)     (30,498,309)      (253,838,090)
     Investor B Class ...........................       (127,942)         (853,642)        (146,137)        (1,164,640)
     Investor C Class ...........................    (10,826,274)      (72,344,017)     (12,186,771)       (97,317,922)
                                                     -----------     -------------      -----------      -------------
Net decrease ....................................    (28,964,502)    $(205,867,299)     (22,045,684)     $(192,832,486)
                                                     ===========     =============      ===========      =============

                                                                       INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES            VALUE            SHARES            VALUE
                                                     ----------       ------------      ----------       -------------
Shares sold:
     Institutional Class ........................       764,579       $ 12,682,119       3,149,666       $  52,658,055
     Service Class ..............................        74,911          1,266,507         177,336           2,808,624
     Investor A Class ...........................     1,612,494         26,197,040       8,695,209         135,131,513
     Investor B Class ...........................       400,375          6,502,997         843,874          14,404,425
     Investor C Class ...........................     2,438,484         38,405,785       1,557,773          24,267,223
Shares redeemed:
     Institutional Class ........................    (1,419,637)       (22,932,388)     (3,664,866)        (60,437,038)
     Service Class ..............................       (39,316)          (695,180)       (166,767)         (2,571,942)
     Investor A Class ...........................    (1,405,223)       (22,938,271)     (8,921,496)       (138,118,736)
     Investor B Class ...........................      (512,651)        (8,009,654)     (1,003,185)        (16,698,132)
     Investor C Class ...........................    (2,288,952)       (36,140,913)     (1,741,776)        (26,898,790)
                                                     ----------       ------------      ----------       -------------
Net decrease ....................................      (374,936)      $ (5,661,958)     (1,074,232)      $ (15,454,798)
                                                     ==========       ============      ==========       =============

                                 BLACKROCK FUNDS

                                                                         ASIA PACIFIC EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     -----------------------------      ------------------------------
                                                      SHARES              VALUE          SHARES                VALUE
                                                     --------          -----------      --------            ----------
Shares sold:
     Institutional Class ........................      80,101          $   458,592         1,946            $   13,800
     Service Class ..............................          --                   --            --                    --
     Investor A Class ...........................      12,666               84,885       162,351             1,007,051
     Investor B Class ...........................      50,792              321,254         1,717                11,749
     Investor C Class ...........................     346,974            1,944,242       145,880               886,260
Shares redeemed:
     Institutional Class ........................     (79,295)            (461,138)      (15,371)              (99,715)
     Service Class ..............................          --                   --            --                    --
     Investor A Class ...........................      (7,211)             (41,243)     (158,070)             (995,291)
     Investor B Class ...........................      (1,211)              (6,981)         (646)               (3,994)
     Investor C Class ...........................    (345,676)          (1,937,162)     (145,928)             (893,244)
                                                     --------          -----------      --------            ----------
Net increase (decrease) .........................      57,140          $   362,449        (8,121)           $  (73,384)
                                                     ========          ===========      ========            ==========

                                                                             SELECT EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................        521,531     $   4,865,325        4,252,670      $  48,924,441
     Service Class ..............................         21,077           195,032        3,272,744         38,186,254
     Investor A Class ...........................      1,459,269        13,743,445        7,585,474         89,512,380
     Investor B Class ...........................        106,032           970,101          123,805          1,391,525
     Investor C Class ...........................        389,772         3,398,309        1,230,624         14,087,823
Shares issued in reinvestment of dividends:
     Institutional Class ........................         24,966           230,189               --                 --
     Service Class ..............................             --                --               --                 --
     Investor A Class ...........................         21,270           194,195               --                 --
     Investor B Class ...........................             --                --               --                 --
     Investor C Class ...........................             --                --               --                 --
Shares redeemed:
     Institutional Class ........................    (10,509,640)      (98,572,330)     (55,574,858)      (628,783,552)
     Service Class ..............................       (278,591)       (2,569,175)     (15,602,465)      (166,352,184)
     Investor A Class ...........................     (2,526,610)      (23,804,985)      (7,968,673)       (92,388,103)
     Investor B Class ...........................       (684,156)       (6,003,582)      (1,122,081)       (11,541,136)
     Investor C Class ...........................       (441,304)       (3,897,656)      (1,358,516)       (15,456,017)
                                                     -----------     -------------      -----------      -------------
Net decrease ....................................    (11,896,384)    $(111,251,132)     (65,161,276)     $(722,418,569)
                                                     ===========     =============      ===========      =============

                                 BLACKROCK FUNDS

                                                                            INDEX EQUITY PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     -----------     -------------      -----------      -------------
Shares sold:
     Institutional Class ........................     10,753,266     $ 188,083,555       32,016,197      $ 671,595,946
     Service Class ..............................      1,589,476        27,936,332        1,567,965         31,406,876
     Investor A Class ...........................     14,775,471       260,644,245       19,788,369        405,843,099
     Investor B Class ...........................      1,331,953        23,222,797        1,446,273         29,099,475
     Investor C Class ...........................      2,586,777        44,810,145        3,554,360         72,240,755
Shares issued in reinvestment of dividends:
     Institutional Class ........................        296,627         5,262,591          313,956          5,870,474
     Service Class ..............................         43,558           778,813           35,952            682,726
     Investor A Class ...........................        155,655         2,770,630          109,078          2,065,533
     Investor B Class ...........................         22,140           381,689               --                 --
     Investor C Class ...........................         22,224           382,928               --                 --
Shares redeemed:
     Institutional Class ........................    (26,070,177)     (447,897,902)     (12,946,578)      (262,007,394)
     Service Class ..............................     (1,894,676)      (33,113,285)     (12,183,981)      (259,030,088)
     Investor A Class ...........................    (14,435,136)     (254,284,050)      (9,460,460)      (183,848,146)
     Investor B Class ...........................     (2,483,973)      (42,178,613)      (3,401,376)       (65,192,488)
     Investor C Class ...........................     (4,370,115)      (74,523,526)      (5,399,430)      (104,815,456)
                                                     -----------     -------------      -----------      -------------
Net increase (decrease) .........................    (17,676,930)    $(297,723,651)      15,440,325      $ 343,911,312
                                                     ===========     =============      ===========      =============

                                                                               BALANCED PORTFOLIO
                                                     -----------------------------------------------------------------
                                                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                9/30/03                             9/30/02
                                                     -----------------------------      ------------------------------
                                                        SHARES           VALUE             SHARES            VALUE
                                                     ----------      -------------      -----------      -------------
Shares sold:
     Institutional Class ........................       105,145      $   1,219,336          208,142      $   2,868,364
     Service Class ..............................        24,229            288,213          220,390          3,013,312
     Investor A Class ...........................     5,084,653         60,535,218       11,714,153        160,357,004
     Investor B Class ...........................       449,738          5,428,904          330,497          4,246,330
     Investor C Class ...........................        71,963            873,214           38,644            499,005
Shares issued in reinvestment of dividends:
     Institutional Class ........................        13,243            159,993           28,364            373,225
     Service Class ..............................         4,839             58,244           27,004            360,453
     Investor A Class ...........................       163,387          1,969,272          275,106          3,490,889
     Investor B Class ...........................        42,794            510,817           62,400            782,499
     Investor C Class ...........................         2,117             25,342            2,665             33,355
Shares redeemed:
     Institutional Class ........................    (1,318,912)       (15,829,300)     (13,521,791)      (185,811,610)
     Service Class ..............................      (159,926)        (1,919,782)     (11,065,912)      (154,456,406)
     Investor A Class ...........................    (8,939,008)      (106,005,605)      (9,780,072)      (126,616,856)
     Investor B Class ...........................      (982,764)       (11,586,934)      (1,849,612)       (23,685,857)
     Investor C Class ...........................      (149,707)        (1,768,077)        (312,558)        (3,998,665)
                                                     ----------      -------------      -----------      -------------
Net decrease ....................................    (5,588,209)     $ (66,041,145)     (23,622,580)     $(318,544,958)
                                                     ==========      =============      ===========      =============

                                 BLACKROCK FUNDS

     There is a 2% redemption fee on shares redeemed which have been held 90 days or less on the BlackRock Mid Cap Value Equity, Mid Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, European Equity, International Equity, International Opportunities and Asia Pacific Equity Portfolios. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

     On September 30, 2003, two shareholders held approximately 54% of the outstanding shares of the Large Cap Value Equity Portfolio, three shareholders held approximately 58% of Large Cap Growth Equity Portfolio, one shareholder held approximately 52% of the Mid-Cap Value Equity Portfolio, one shareholder held approximately 29% of the Mid-Cap Growth Equity Portfolio, two shareholders held approximately 57% of the Small Cap Value Equity Portfolio, one shareholder held 93% of the Small Cap Core Equity Portfolio, three shareholders held approximately 54% of the Small Cap Growth Equity Portfolio, two shareholders held approximately 56% of the European Equity Portfolio, two shareholders held approximately 77% of the International Equity Portfolio, two shareholders held approximately 27% of the International Opportunities Portfolio, one shareholder held approximately 81% of the Asia Pacific Equity Portfolio, one shareholder held approximately 47% of the Select Equity Portfolio, two shareholders held approximately 46% of the Index Equity Portfolio and one shareholder held approximately 24% of the Balanced Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E)  AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:

                                                                LARGE CAP         LARGE CAP          MID-CAP           MID-CAP
                                                              VALUE EQUITY      GROWTH EQUITY      VALUE EQUITY     GROWTH EQUITY
                                                                PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                             -------------      -------------      -----------      -------------
Capital paid in ........................................     $ 356,289,088      $ 512,355,419      $41,728,251      $ 531,178,574
Undistributed (accumulated) net investment income ......            47,248                 --          194,298                 --
Accumulated net realized loss on investment
   transactions, futures and options contracts .........      (107,351,981)      (424,201,798)      (2,294,989)      (422,537,643)
Net unrealized appreciation on investment transactions,
   futures and options contracts .......................        51,206,366         36,832,602        3,064,533         24,597,883
                                                             -------------      -------------      -----------      -------------
                                                             $ 300,190,721      $ 124,986,223      $42,692,093      $ 133,238,814
                                                             =============      =============      ===========      =============

                                                                SMALL CAP         SMALL CAP        SMALL CAP            U.S.
                                                              VALUE EQUITY       CORE EQUITY     GROWTH EQUITY      OPPORTUNITIES
                                                                PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                             -------------      -------------   --------------      -------------
Capital paid in ........................................      $104,702,177       $1,037,162     $1,026,299,077      $ 223,529,324
Accumulated net realized gain (loss) on investment
   transactions ........................................        11,499,357            4,678       (750,990,686)      (138,139,162)
Net unrealized appreciation on investment transactions .        16,488,228          203,698         51,219,016         13,544,614
                                                              ------------       ----------     --------------      -------------
                                                              $132,689,762       $1,245,538     $  326,527,407      $  98,934,776
                                                              ============       ==========     ==============      =============

                                 BLACKROCK FUNDS

                                                            GLOBAL SCIENCE
                                                              & TECHNOLOGY        EUROPEAN         INTERNATIONAL      INTERNATIONAL
                                                             OPPORTUNITIES        EQUITY               EQUITY         OPPORTUNITIES
                                                               PORTFOLIO         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                            --------------      -----------        -------------      -------------
Capital paid in ........................................     $114,545,222       $10,301,020        $ 361,936,621      $191,767,655
Undistributed (accumulated) net
investment income (loss) ...............................          (10,570)           50,696            1,023,501          (355,700)
Accumulated net realized loss on investment
   transactions, futures and options contracts and
   foreign currency related transactions ...............      (84,474,208)       (5,380,168)        (258,427,941)      (58,833,866)
Net unrealized appreciation on investment transactions,
   futures and options contracts and foreign currency
   related transactions ................................        4,944,397           460,488           15,907,377        23,245,227
                                                             ------------       -----------        -------------      ------------
                                                             $ 35,004,841       $ 5,432,036        $ 120,439,558      $155,823,316
                                                             ============       ===========        =============      ============

                                                             ASIA PACIFIC         SELECT              INDEX
                                                                EQUITY            EQUITY              EQUITY            BALANCED
                                                               PORTFOLIO        PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                             -------------    -------------       --------------      ------------
Capital paid in ........................................      $ 3,615,458     $ 190,930,024       $1,592,071,252      $181,051,086
Undistributed (accumulated) net investment income ......              405           893,414              687,477           109,751
Accumulated net realized loss on investment
   transactions, futures, options, swap contracts and
   foreign currency related transactions ...............       (1,373,701)     (111,033,575)        (305,498,101)      (57,809,318)
Net unrealized appreciation on investment
   transactions, futures, options, swap contracts and
   foreign currency related transactions ...............          293,264        24,503,380          175,447,630        21,753,912
                                                              -----------     -------------       --------------      ------------
                                                              $ 2,535,426     $ 105,293,243       $1,462,708,258      $145,105,431
                                                              ===========     =============       ==============      ============

(F)  FEDERAL TAX INFORMATION

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     Dividends from net investment  income and  distributions  from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), paydown adjustments and certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                 BLACKROCK FUNDS

                                                                                                INCREASE          INCREASE
                                                                                               (DECREASE)        (DECREASE)
                                                                                               ACCUMULATED      UNDISTRIBUTED
                                                                            DECREASE          NET REALIZED     NET INVESTMENT
                                                                        PAID IN-CAPITAL        GAIN (LOSS)         INCOME
                                                                        ---------------       ------------     --------------
Large Cap Value Equity Portfolio ................................        $        --            $ (28,367)       $   28,367
Large Cap Growth Equity Portfolio ...............................           (211,419)                  --           211,419
Mid-Cap Value Equity Portfolio ..................................                 --                  474              (474)
Mid-Cap Growth Equity Portfolio .................................         (1,436,712)                  --         1,436,712
Small Cap Value Equity Portfolio ................................                 --             (292,599)          292,599
Small Cap Core Equity Portfolio .................................             (6,028)                  --             6,028
Small Cap Growth Equity Portfolio ...............................         (3,154,899)                  --         3,154,899
U.S. Opportunities Portfolio ....................................         (1,725,661)                  --         1,725,661
Global Science & Technology Opportunities Portfolio .............           (566,163)              12,982           553,181
European Equity Portfolio .......................................                 --              (13,687)           13,687
International Equity Portfolio ..................................                 --             (136,777)          136,777
International Opportunities Portfolio ...........................           (168,464)             151,146            17,318
Asia Pacific Equity Portfolio ...................................                 --               10,128           (10,128)
Balanced Portfolio ..............................................                 --              (96,979)           96,979

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                                                                     TAX RETURN
                                                             ORDINARY             LONG-TERM              OF               TOTAL
                                                              INCOME             CAPITAL GAIN         CAPITAL         DISTRIBUTIONS
                                                           -----------           ------------        ----------       -------------
Large Cap Value Equity Portfolio
   9/30/03 .....................................           $ 4,685,910           $        --          $     --         $ 4,685,910
   9/30/02 .....................................             7,518,336            47,792,224                --          55,310,560
Mid-Cap Value Equity Portfolio
   9/30/03 .....................................                    --             5,447,281                --           5,447,281
   9/30/02 .....................................               236,522                59,779                --             296,301
Small Cap Value Equity Portfolio
   9/30/03 .....................................                    --            27,872,360                --          27,872,360
   9/30/02 .....................................            10,468,011            50,390,006                --          60,858,017
U.S. Opportunities Portfolio
   9/30/02 .....................................             2,470,070                    --                --           2,470,070
European Equity Portfolio
   9/30/03 .....................................                29,362                    --                --              29,362
   9/30/02 .....................................               184,997                    --                --             184,997
International Equity Portfolio
   9/30/02 .....................................                    --             2,568,868           172,575           2,741,443
Asia Pacific Equity Portfolio
   9/30/03 .....................................                 1,649                    --                --               1,649
   9/30/02 .....................................                18,649                    --                --              18,649
Select Equity Portfolio
   9/30/03 .....................................             1,460,159                    --                --           1,460,159
Index Equity Portfolio*
   11/30/02 ....................................            12,850,989                    --                --          12,850,989
   11/30/01 ....................................             7,272,710                    --                --           7,272,710
Balanced Portfolio
   9/30/03 .....................................             3,516,108                    --                --           3,516,108
   9/30/02 .....................................             7,482,580                    --                --           7,482,580

----------
* BlackRock Index Equity Portfolio has a tax year end of 11/30. Therefore, these amounts are reflective of the 11/30/02 and 11/30/01 tax year.

                                 BLACKROCK FUNDS

     As of September 30, 2003, the components of distributable earnings/ (accumulated losses) were as follows:

                                                            UNDISTRIBUTED     UNDISTRIBUTED       CAPITAL             POST-
                                                              ORDINARY          LONG-TERM          LOSS              OCTOBER
                                                               INCOME         CAPITAL GAIN     CARRYFORWARDS         LOSSES
                                                            -------------     -------------    -------------      ------------
Large Cap Value Equity Portfolio .........................    $  47,248        $       --      $ (63,024,284)     $(41,008,514)
Large Cap Growth Equity Portfolio ........................           --                --       (423,479,166)               --
Mid-Cap Value Equity Portfolio ...........................      194,298                --         (2,154,621)               --
Mid-Cap Growth Equity Portfolio ..........................           --                --       (418,325,449)         (307,651)
Small Cap Value Equity Portfolio .........................    2,396,658         9,144,071                 --                --
Small Cap Core Equity Portfolio ..........................           --             5,116                 --                --
Small Cap Growth Equity Portfolio ........................           --                --       (748,305,417)               --
U.S. Opportunities Portfolio .............................           --                --       (137,278,144)         (728,245)
Global Science & Technology
   Opportunities Portfolio ...............................           --                --        (83,420,777)         (951,757)1
European Equity Portfolio ................................       50,696                --         (3,472,593)       (1,605,130)
International Equity Portfolio ...........................    1,023,501                --       (211,884,825)      (39,129,459)
International Opportunities Portfolio ....................           --                --        (58,833,771)               --
Asia Pacific Equity Portfolio ............................        9,650                --         (1,244,716)         (118,671)1
Select Equity Portfolio ..................................      893,414                --       (109,558,912)               --
Index Equity Portfolio 2 .................................    3,489,352                --        (89,236,149)      (30,374,449)
Balanced Portfolio .......................................      109,751                --        (56,883,635)               --

---------------
1 Includes  Post-October  currency losses of $10,570 for BlackRock  Global Science and Technology  Opportunities  Portfolio and
  $9,245 for BlackRock Asia Pacific Equity Portfolio.
2 BlackRock  Index Equity  Portfolio has a tax year end of 11/30.  Therefore,  these amounts are reflective of the 11/30/02 tax year.

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                                    EXPIRING SEPTEMBER 30
                                                   ---------------------------------------------------------------------------------
                                                      2008             2009             2010              2011              TOTAL
                                                   ----------      -----------      ------------      ------------      ------------
Large Cap Value Equity Portfolio .............     $       --      $        --      $ 17,617,370      $ 45,406,914      $ 63,024,284
Large Cap Growth Equity Portfolio ............             --       11,079,766       406,759,816         5,639,584       423,479,166
Mid-Cap Value Equity Portfolio ...............             --               --                --         2,154,621         2,154,621
Mid-Cap Growth Equity Portfolio ..............             --       21,893,482       364,728,815        31,703,152       418,325,449
Small Cap Growth Equity Portfolio ............             --               --       643,318,325       104,987,092       748,305,417
U.S. Opportunities Portfolio .................             --               --       120,764,633        16,513,511       137,278,144
Global Science & Technology
   Opportunities Portfolio ...................      4,217,622        7,130,245        72,072,910                --        83,420,777
European Equity Portfolio ....................             --          106,346         1,890,590         1,475,657         3,472,593
International Equity Portfolio ...............             --               --       155,266,135        56,618,690       211,884,825
International Opportunities Portfolio ........             --       30,120,919        28,712,852                --        58,833,771
Asia Pacific Equity Portfolio ................             --               --           858,503           386,213         1,244,716
Select Equity Portfolio ......................             --       13,330,826        80,294,645        15,933,441       109,558,912
Balanced Portfolio ...........................             --        6,410,154        25,643,538        24,829,943        56,883,635

                                                                      EXPIRING NOVEMBER 30
                                                   ---------------------------------------------------------------
                                                      2008             2009              2010             TOTAL
                                                   ----------       ----------       -----------       -----------
Index Equity Portfolio .......................     $1,523,612       $8,460,342       $79,252,195       $89,236,149

(G)  CONTINGENCIES

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                 BLACKROCK FUNDS

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF BLACKROCK FUNDS:


In our opinion, the accompanying statements of net assets of Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, U.S. Opportunities, Global Science & Technology Opportunities, European Equity, International Equity, International Opportunities, Select Equity, Index Equity and Small Cap Core Equity Portfolios and the statements of assets and liabilities, including the schedule of investments of Asia Pacific Equity and Balanced Portfolios (constituting the equity portfolios of BlackRock Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
November 26, 2003

                                 BLACKROCK FUNDS

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink(1)   Trustee and   Since      Director, Chairman and Chief Executive        43        Director             N/A
BlackRock, Inc.       President     2000       Officer of BlackRock, Inc. since its                    BlackRock, Inc.
40 E. 52nd Street                              formation in 1998 and of BlackRock,
New York, NY 10022                             Inc.'s predecessor entities since 1988;
Age: 50                                        Chairman of the Management Committee;
                                               formerly, Managing Director of the
                                               First Boston Corporation, Member of
                                               its Management Committee, Co-head of
                                               its Taxable Fixed Income Division and
                                               Head of its Mortgage and Real Estate
                                               Products Group; formerly, Chairman of
                                               the Board and Director of each of the
                                               closed-end Trusts for which BlackRock
                                               Advisors, Inc. serves as investment
                                               advisor; Chairman of the Board of
                                               Nomura BlackRock Asset Management and
                                               several of BlackRock's alternative
                                               investment vehicles; Director of
                                               several of BlackRock's offshore funds;
                                               formerly, Director of the New York
                                               Stock Exchange; Co-Chairman of the
                                               Board of Trustees of Mount Sinai-NYU;
                                               Co-Chairman of the Board of Trustees of
                                               NYU Hospitals Center; and a Member of
                                               the Board of Trustees of NYU.
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.   Trustee       Since      Partner, Covington & Burling (law firm)       43        Director, Mirant     $77,400
Eizenstat                           2001       (2001-Present); Deputy Secretary of the                 Corporation;
Covington & Burling                            Treasury (1999-2001), Under Secretary of                Advisory Board
1201 Pennsylvania                              State for  Economic,  Business  and                     member, The
Avenue, NW                                     Agricultural Affairs (1997-1999); Advisory              Coca-Cola Company.
Washington, DC 20004                           Board member, Group Menatep; Chairman,
Age: 60                                        International Board of Governors, Weizmann
                                               Institute of Science.
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Trustee,      Since      Retired; Director of USX Corporation          43        Director, ACE        $82,400
c/o BlackRock Funds   Vice          1996       (a diversified company principally engaged              Limited (insurance
100 Bellevue Parkway  Chairman                 in energy and steel businesses), 1991 to                company); Director
Wilmington, DE 19809  of the                   2001; Vice Chairman and Chief Financial                 and Chairman of the
Age: 59               Board and                Officer 1994-2001, Executive Vice                       Board, RTI
                      Chairman of              President - Accounting and Finance and Chief            International
                      the Audit                Financial Officer from 1991 to 1994.                    Metals, Inc.;
                      Committee                                                                        Director, Eastman
                                                                                                       Chemical Company.
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Judith Rodin      Trustee       Since      President, Professor of Psychology (School    43        Director, Aetna      $77,400
President                           2001       of Arts and Sciences), and Professor of                 Inc.; Director, AMR
University of                                  Medicine and Psychiatry (School of Medicine),           Corporation;
Pennsylvania                                   University of Pennsylvania (1994-present);              Director, Comcast
Office of the                                  Brookings Institution Board of Trustees;                Corporation;
President                                      Catalyst Board of Directors; Philadelphia               Director, Electronic
100 College Hall                               Chamber of Commerce, Executive Committee;               Data Systems
Philadelphia, PA                               President Clinton's Committee of Advisors on            Corporation.
19104-6380                                     Science and Technology (PCAST); National
Age: 59                                        Infrastructure Assurance Council.
-----------------------------------------------------------------------------------------------------------------------------------
David R.              Trustee and   Since      Chairman, Wilmerding & Associates, Inc.       44(3)                          $87,400
Wilmerding, Jr.       Chairman of   1996       (investment advisers) since 1989; Director,
Rosemont Business     the Board                Beaver Management Corporation (land
Campus                                         management corporation); Managing General
Building One,                                  Partner, Chestnut Street Exchange Fund;
Suite 100                                      Director, Peoples First, The Peoples Bank of
919 Conestoga Road                             Oxford; Director Emeritus, The Mutual Fire,
Rosemont, PA 19010                             Marine and Inland Insurance Company.
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                           FUND MANAGEMENT (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL FUND
                                         TERM OF                                                                         COMPLEX
                       POSITION(S)       OFFICE (2)                        PRINCIPAL OCCUPATION(S)                     COMPENSATION
   NAME, ADDRESS,      HELD WITH        AND LENGTH                         DURING PAST FIVE YEARS                        FOR THE
        AGE              FUND            OF TIME                                                                       YEAR ENDING
                                         SERVED                                                                          9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Paul Audet             Treasurer        Since 2002    Managing Director and Chief Financial Officer of BlackRock, Inc.      N/A
BlackRock, Inc.                                       since 1998; Treasurer of BlackRock Provident Institutional Funds
40 E. 52nd Street                                     since 2001; Senior Vice President of PNC Bank Corp. from 1991
New York, NY 10022                                    to 1998.
Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley          Vice President   Since 2003    Managing Director, BlackRock, Inc. since May 2000; First              N/A
BlackRock, Inc.                         (previously   Vice President and Operating Officer, Mergers and Acquisitions
40 E. 52nd Street                       served as     Group (1997-2000), First Vice President and Operating Officer,
New York, NY 10022                      Assistant     Public Finance Group (1995-1997), and First Vice President,
Age: 41                                 Secretary     Emerging Markets Fixed Income Research (1994-1995),
                                        since 2000)   Merrill Lynch & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson        Assistant        Since 1998    Senior Director and Vice President of Fund Accounting and             N/A
PFPC Inc.              Treasurer                      Administration, PFPC since 2003. Vice President and Director of
301 Bellevue Parkway                                  Mutual Fund Accounting and Administration, PFPC Inc. since
Wilmington, DE 19809                                  November 1997; Assistant Vice President, PFPC Inc. from March 1997
Age: 39                                               to November 1997; Senior Accounting Officer, PFPC Inc. from
                                                      March 1993 to March 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan      Secretary        Since 1997    Director and Senior Counsel (since January 2001), and Vice            N/A
BlackRock Advisors,                                   President and Senior Counsel (1998-2000), BlackRock Advisors,
Inc.                                                  Senior Counsel, PNC Bank Corp. from May 1995 to April 1998.
100 Bellevue Parkway
Wilmington, DE 19809
Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Tritto         Assistant        Since 2003    Director and Assistant Secretary of BlackRock, Inc. since 2002.       N/A
BlackRock, Inc.        Secretary                      Formerly, Executive Director (2000-2002) and Vice President (1998-
40 E. 52nd Street                                     2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset
New York, NY 10022                                    Management Inc. and officer of various Morgan Stanley-sponsored
Age: 42                                               investment vehicles; Counsel (1998) and Associate (1988-1997),
                                                      Rogers & Wells LLP, New York, NY.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(3) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation.

                                 BLACKROCK FUNDS

                             ADDITIONAL INFORMATION

      PricewaterhouseCoopers LLP ("PwC"), the Fund's independent auditors, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain contemplated services to PNC and its affiliates in the future which would cause PwC to no longer be independent with respect to the Fund, PwC has declined to stand for re-election as independent auditors of the Fund after the completion of the fiscal 2003 audit.

      The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditors to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditors for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

                        THE DFA INVESTMENT TRUST COMPANY
                          THE U.S. LARGE COMPANY SERIES

TABLE OF CONTENTS                               THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                                                            Page
Unaudited Schedule of Investments as of September 30, 2003 ................. 119

Audited Financial Statements as of and for the year ended
  November 30, 2002:

Schedule of Investments .................................................... 123

Audited Statements of Assets and Liabilities ............................... 127

Statement of Operations .................................................... 129

Statements of Changes in Net Assets ........................................ 130

Financial Highlights ....................................................... 131

Notes to Financial Statements .............................................. 132

Report of Independent Certified Public Accountants ......................... 135


THIS REPORT IS SUBMITTED FOR THE INFORMATION OF THE FUND'S SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
COMMON STOCKS -- (96.5%)
 3M Co. ........................................       229,200  $   15,830,844
 Abbott Laboratories ...........................       457,500      19,466,625
 Ace, Ltd. .....................................        81,500       2,696,020
 ADC Telecommunications, Inc. ..................       235,400         548,482*
 Adobe Systems, Inc. ...........................        68,300       2,681,458#
 Advanced Micro Devices, Inc. ..................       101,600       1,128,776*#
 AES Corp. .....................................       181,400       1,345,988*
 Aetna, Inc. ...................................        45,000       2,746,350#
 AFLAC, Inc. ...................................       150,600       4,864,380
 Agilent Technologies, Inc. ....................       138,000       3,051,180*
 Air Products & Chemicals, Inc. ................        66,500       2,999,150
 Alberto-Culver Co. Class B ....................        17,200       1,011,704#
 Albertson's, Inc. .............................       107,500       2,211,275
 Alcoa, Inc. ...................................       247,800       6,482,448
 Allegheny Energy, Inc. ........................        36,800         336,352*
 Allegheny Technologies, Inc. ..................        23,700         155,235
 Allergan, Inc. ................................        38,200       3,007,486
 Allied Waste Industries, Inc. .................        61,300         662,040*
 Allstate Corp. ................................       206,100       7,528,833
 Alltel Corp. ..................................        91,300       4,230,842
 Altera Corp. ..................................       112,000       2,116,800*
 Altria Group, Inc. ............................       594,300      26,030,340
 Ambac Financial Group, Inc. ...................        31,300       2,003,200
 Amerada Hess Corp. ............................        26,400       1,322,640#
 Ameren Corp. ..................................        47,400       2,033,934#
 American Electric Power Co., Inc. .............       115,600       3,468,000#
 American Express Co. ..........................       376,900      16,983,114
 American Greetings Corp. Class A ..............        19,400         376,942*#
 American International Group, Inc. ............       764,000      44,082,800
 American Power Conversion Corp. ...............        57,800         990,692
 American Standard Companies, Inc. .............        21,200       1,786,100*
 AT&T Corp. ....................................       230,700       4,971,585#
 AmerisourceBergen Corp. .......................        32,800       1,772,840
 Amgen, Inc. ...................................       378,000      24,407,460*#
 AmSouth Bancorporation ........................       102,700       2,179,294
 Anadarko Petroleum Corp. ......................        73,000       3,048,480
 Analog Devices, Inc. ..........................       107,000       4,068,140*
 Andrew Corp. ..................................        44,900         551,821*#
 Anheuser-Busch Companies, Inc. ................       242,100      11,945,214
 Anthem, Inc. ..................................        40,500       2,888,865*
 AOL Time Warner, Inc. .........................     1,321,500      19,967,865*
 AON Corp. .....................................        91,600       1,909,860
 Apache Corp. ..................................        47,400       3,286,716
 Apartment Investment & Management Co.
   Class A .....................................        27,500       1,082,400
 Apollo Group, Inc. (Class A) ..................        51,400       3,393,942*
 Apple Computer, Inc. ..........................       106,200       2,190,906*
 Applera Corporation - Applied Biosystems
   Group .......................................        61,200       1,365,372#
 Applied Materials, Inc. .......................       485,300       8,803,342*
 Applied Micro Circuits Corp. ..................        89,200         434,404*
 Archer-Daniels Midland Co. ....................       188,800       2,475,168
 Ashland, Inc. .................................        20,000         657,000#
 AT&T Wireless Services, Inc. ..................       794,500       6,499,010*#
 Autodesk, Inc. ................................        32,700         556,554
 Automatic Data Processing, Inc. ...............       175,100       6,277,335#
 AutoNation, Inc. ..............................        80,600       1,413,724*
 Autozone, Inc. ................................        26,200       2,345,686*#
 Avaya, Inc. ...................................       122,000       1,329,800*
 Avery Dennison Corp. ..........................        32,400       1,636,848
 Avon Products, Inc. ...........................        69,200       4,467,552
 B B & T Corp. .................................       158,100       5,677,371
 Baker Hughes, Inc. ............................        98,000       2,899,820
 Ball Corp. ....................................        16,500         891,000
 Bank of America Corp. .........................       437,700      34,158,108#


------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Bank of New York Co., Inc. ....................       225,600  $    6,567,216#
 Bank One Corp. ................................       331,000      12,793,150#
 Bard (C.R.), Inc. .............................        15,200       1,079,200
 Bausch & Lomb, Inc. ...........................        15,600         688,740
 Baxter International, Inc. ....................       178,300       5,181,398
 Bear Stearns Companies, Inc. ..................        29,200       2,184,160
 Becton Dickinson & Co. ........................        74,400       2,687,328
 Bed, Bath and Beyond, Inc. ....................        86,600       3,306,388*
 Bellsouth Corp. ...............................       541,000      12,810,880
 Bemis Co., Inc. ...............................        15,600         691,080
 Best Buy Co., Inc. ............................        94,400       4,485,888*
 Big Lots, Inc. ................................        34,200         540,702*
 Biogen, Inc. ..................................        43,800       1,674,474*
 Biomet, Inc. ..................................        75,100       2,524,111
 BJ Services, Co. ..............................        46,400       1,585,488*
 Black & Decker Corp. ..........................        22,700         920,485
 Block (H.&R.), Inc. ...........................        52,600       2,269,690#
 BMC Software, Inc. ............................        66,600         927,738*
 Boeing Co. ....................................       246,200       8,452,046#
 Boise Cascade Corp. ...........................        17,100         471,960
 Boston Scientific Corp. .......................       120,500       7,687,900*#
 Bristol Myers Squibb Co. ......................       567,600      14,564,616
 Broadcom Corp. ................................        86,900       2,313,278*#
 Brown-Forman Corp. Class B ....................        17,600       1,392,512
 Brunswick Corp. ...............................        26,500         680,520
 Burlington Northern Santa Fe Corp. ............       109,000       3,146,830
 Burlington Resources, Inc. ....................        58,800       2,834,160
 Calpine Corp. .................................       112,200         548,658*
 Campbell Soup Co. .............................       120,200       3,185,300
 Capital One Financial Corp. ...................        66,500       3,793,160
 Cardinal Health, Inc. .........................       130,700       7,631,573#
 Carnival Corp. ................................       184,400       6,064,916#
 Caterpillar, Inc. .............................       101,100       6,959,724
 Cendant Corp. .................................       296,900       5,549,061*#
 CenterPoint Energy, Inc. ......................        89,500         820,715
 Centex Corp. ..................................        18,100       1,409,628#
 CenturyTel, Inc. ..............................        42,200       1,430,158
 Charter One Financial, Inc. ...................        66,100       2,022,660
 ChevronTexaco Corp. ...........................       313,000      22,363,850
 Chiron Corp. ..................................        54,600       2,822,274*#
 Chubb Corp. ...................................        54,900       3,561,912#
 CIENA Corp. ...................................       137,900         814,989*
 CIGNA Corp. ...................................        41,100       1,835,115
 Cincinnati Financial Corp. ....................        47,000       1,878,120
 Cinergy Corp. .................................        52,000       1,908,400
 Cintas Corp. ..................................        49,900       1,838,316
 Circuit City Stores, Inc. .....................        61,100         582,283
 Cisco Sytems, Inc. ............................     2,055,300      40,160,562*#
 Citigroup, Inc. ...............................     1,508,400      68,647,284#
 Citizens Communications Co. ...................        83,200         932,672*
 Citrix Systems, Inc. ..........................        48,200       1,064,256*#
 Clear Channel Communications, Inc. ............       180,100       6,897,830
 Clorox Co. ....................................        63,500       2,912,745#
 CMS Energy Corp. ..............................        42,200         311,014*#
 Coca-Cola Co. .................................       719,700      30,918,312
 Coca-Cola Enterprises, Inc. ...................       132,500       2,525,450#
 Colgate-Palmolive Co. .........................       157,500       8,802,675#
 Comcast Corp. Class A .........................       659,000      20,349,920*
 Comerica, Inc. ................................        51,300       2,390,580
 Computer Associates International, Inc. .......       169,500       4,425,645#
 Computer Sciences Corp. .......................        54,800       2,058,836*
 Compuware Corp. ...............................       112,100         600,856*
 Comverse Technology, Inc. .....................        55,100         824,296*
 Conagra, Inc. .................................       157,200       3,338,928
 Concord EFS, Inc. .............................       142,500       1,947,975*
 ConocoPhilips .................................       199,100      10,900,725


See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Consolidated Edison, Inc. .....................        65,900  $    2,686,084
 Constellation Energy Group ....................        48,900       1,749,642
 Convergys Corp. ...............................        41,800         766,612*
 Cooper Industries, Ltd. .......................        27,000       1,296,810
 Cooper Tire & Rubber Co. ......................        21,600         342,792
 Coors (Adolph) Co. Class B ....................        10,700         575,232
 Corning, Inc. .................................       389,900       3,672,858*#
 Costco Wholesale Corp. ........................       133,900       4,161,612*
 Countrywide Financial Corp. ...................        39,800       3,115,544#
 Crane Co. .....................................        17,300         404,993
 CSX Corp. .....................................        62,700       1,833,975
 Cummins, Inc. .................................        12,100         537,603
 CVS Corp. .....................................       115,600       3,590,536
 Dana Corp. ....................................        43,500         671,205#
 Danaher Corp. .................................        44,800       3,308,928
 Darden Restaurants, Inc. ......................        48,100         913,900
 Deere & Co. ...................................        70,100       3,737,031
 Dell Computer Corp. ...........................       752,100      25,112,619*#
 Delphi Automotive Systems Corp. ...............       164,100       1,485,105
 Delta Air Lines, Inc. .........................        36,200         481,460#
 Deluxe Corp. ..................................        15,600         626,184
 Devon Energy Corp. ............................        68,000       3,276,920#
 Dillards, Inc. Class A ........................        24,500         342,510
 Disney (Walt) Co. .............................       598,600      12,073,762
 Dollar General Corp. ..........................        97,700       1,954,000
 Dominion Resources, Inc. ......................        94,600       5,855,740
 Donnelley (R.R.) & Sons Co. ...................        33,200         825,684
 Dover Corp. ...................................        59,300       2,097,441
 Dow Chemical Co. ..............................       269,000       8,753,260#
 Dow Jones & Co., Inc. .........................        23,800       1,126,930#
 DTE Energy Co. ................................        49,300       1,818,677
 Duke Energy Corp. .............................       264,900       4,717,869
 DuPont (E.I.) de Nemours & Co., Inc. ..........       291,800      11,674,918
 Dynegy, Inc. ..................................       109,700         394,920*#
 Eastman Chemical Co. ..........................        22,600         757,100
 Eastman Kodak Co. .............................        83,900       1,756,866#
 Eaton Corp. ...................................        22,000       1,949,640
 eBay, Inc. ....................................       188,100      10,025,730*
 Ecolab, Inc. ..................................        76,100       1,921,525
 Edison International ..........................        95,500       1,824,050*
 El Paso Corp. .................................       175,800       1,283,340#
 Electronic Arts, Inc. .........................        43,100       3,975,113*#
 Electronic Data Systems Corp. .................       140,500       2,838,100#
 EMC Corp. .....................................       642,400       8,113,512*
 Emerson Electric Co. ..........................       123,300       6,491,745
 Engelhard Corp. ...............................        36,700       1,015,489
 Entergy Corp. .................................        66,700       3,611,805
 EOG Resources, Inc. ...........................        33,600       1,402,464
 Equifax, Inc. .................................        41,100         915,297
 Equity Office Properties Trust ................       116,900       3,218,257
 Equity Residential Corp. ......................        80,200       2,348,256
 Exelon Corp. ..................................        95,500       6,064,250
 Express Script Inc. ...........................        23,000       1,406,450*
 Exxon Mobil Corp. .............................     1,943,500      71,132,100
 Family Dollar Stores, Inc. ....................        50,300       2,006,467#
 Federated Department Stores, Inc. .............        54,300       2,275,170
 Federated Investors, Inc. .....................        31,800         880,860
 Federal Home Loan Mortgage Corp. ..............       203,800      10,668,930
 Federal National Mortgage Association .........       285,100      20,014,020#
 FedEx Corp. ...................................        87,400       5,631,182
 Fifth Third Bancorp ...........................       166,900       9,224,563
 First Data Corp. ..............................       216,800       8,663,328#
 First Tennessee National Corp. ................        36,900       1,566,774#
 FirstEnergy Corp. .............................        95,400       3,043,260
 Fiserv, Inc. ..................................        56,600       2,050,618*
 FleetBoston Financial Corp. ...................       308,200       9,292,230


------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Fluor Corp. ...................................        23,900  $      892,187#
 Ford Motor Co. ................................       536,500       5,778,105#
 Forest Laboratories, Inc. .....................       106,900       5,500,005*
 Fortune Brands, Inc. ..........................        42,500       2,411,875
 FPL Group, Inc. ...............................        53,800       3,400,160
 Franklin Resources, Inc. ......................        73,500       3,249,435
 Freeport McMoran Copper & Gold, Inc.
   Class B .....................................        49,300       1,631,830#
 Gannett Co., Inc. .............................        79,000       6,127,240#
 Gap, Inc. .....................................       261,600       4,478,592#
 Gateway, Inc. .................................        94,900         537,134*
 General Dynamics Corp. ........................        57,800       4,511,868
 General Electric Co. ..........................     2,933,800      87,456,578
 General Mills, Inc. ...........................       109,100       5,135,337#
 General Motors Corp. ..........................       164,200       6,720,706#
 Genuine Parts Co. .............................        50,900       1,627,782#
 Genzyme Corp. .................................        65,000       3,006,250*#
 Georgia-Pacific Corp. .........................        74,300       1,801,032#
 Gillette Co. ..................................       298,700       9,552,426
 Golden West Financial Corp. ...................        44,600       3,992,146
 Goodrich (B.F.) Co. ...........................        34,400         833,856
 Goodyear Tire & Rubber Co. ....................        51,300         337,041#
 Grainger (W.W.), Inc. .........................        26,700       1,269,585#
 Great Lakes Chemical Corp. ....................        14,800         297,628
 Guidant Corp. .................................        90,200       4,225,870
 Halliburton Co. ...............................       128,300       3,111,275#
 Harley-Davidson, Inc. .........................        88,600       4,270,520#
 Harrahs Entertainment, Inc. ...................        32,200       1,355,942#
 Hartford Financial Services Group, Inc. .......        82,700       4,352,501#
 Hasbro, Inc. ..................................        50,800         948,944
 HCA, Inc. .....................................       146,300       5,392,618
 Health Management Associates, Inc. ............        70,200       1,531,062#
 Heinz (H.J.) Co. ..............................       103,000       3,530,840
 Hercules, Inc. ................................        32,500         368,225*
 Hershey Foods Corp. ...........................        38,200       2,776,376#
 Hewlett-Packard Co. ...........................       894,100      17,309,776#
 Hilton Hotels Corp. ...........................       110,600       1,793,932#
 Home Depot, Inc. ..............................       673,000      21,435,050#
 Honeywell International, Inc. .................       251,800       6,634,930
 Humana, Inc. ..................................        47,400         855,570*
 Huntington Bancshares, Inc. ...................        66,900       1,323,951
 Illinois Tool Works, Inc. .....................        90,200       5,976,652
 IMS Health, Inc. ..............................        70,000       1,477,000
 Ingersoll-Rand Co., Ltd. Class A ..............        50,100       2,677,344#
 Intel Corp. ...................................     1,906,400      52,445,064#
 International Business Machines Corp. .........       506,600      44,747,978
 International Flavors & Fragrances, Inc. ......        27,600         913,008
 International Game Technology .................       101,100       2,845,965
 International Paper Co. .......................       140,400       5,478,408#
 Interpublic Group of Companies, Inc. ..........       114,600       1,618,152
 Intuit, Inc. ..................................        60,100       2,899,224*#
 ITT Industries, Inc. ..........................        27,000       1,615,680
 Jabil Circuit, Inc. ...........................        58,300       1,518,715*
 Janus Capital Group, Inc. .....................        70,100         979,297
 JDS Uniphase Corp. ............................       418,800       1,507,680*#
 Jefferson-Pilot Corp. .........................        41,600       1,846,208
 John Hancock Financial Services, Inc. .........        84,700       2,862,860
 Johnson & Johnson .............................       869,100      43,037,832#
 Johnson Controls, Inc. ........................        26,200       2,478,520#
 Jones Apparel Group, Inc. .....................        37,100       1,110,403
 JP Morgan Chase & Co. .........................       596,400      20,474,412#
 KB Home Corp. .................................        13,800         823,308#
 Kellogg Co. ...................................       119,500       3,985,325
 Kerr-McGee Corp. ..............................        29,500       1,316,880
 KeyCorp .......................................       123,300       3,152,781
 KeySpan Corp. .................................        46,500       1,631,220


See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Kimberly Clark Corp. ..........................       148,300  $    7,610,756
 Kinder Morgan, Inc. ...........................        36,100       1,949,761#
 King Pharmaceuticals, Inc. ....................        70,600       1,069,590*
 KLA-Tencor Corp. ..............................        55,700       2,862,980*#
 Knight Ridder, Inc. ...........................        23,500       1,567,450
 Kohls Corp. ...................................        99,400       5,317,900*
 Kroger Co. ....................................       220,100       3,933,187*#
 Leggett and Platt, Inc. .......................        56,300       1,217,769
 Lehman Brothers Holdings, Inc. ................        70,800       4,890,864#
 Lexmark International Group, Inc. .............        37,500       2,362,875*#
 Lilly (Eli) & Co. .............................       328,800      19,530,720#
 Limited Brands, Inc. ..........................       152,700       2,302,716
 Lincoln National Corp. ........................        52,100       1,843,298
 Linear Technology Corp. .......................        91,700       3,283,777
 Liz Claiborne, Inc. ...........................        31,900       1,086,195
 Lockheed Martin Corp. .........................       132,000       6,091,800#
 Loews Corp. ...................................        54,300       2,192,091
 Louisiana-Pacific Corp. .......................        30,700         423,046*
 Lowe's Companies, Inc. ........................       229,400      11,905,860
 LSI Logic Corp. ...............................       110,900         996,991*
 Lucent Technologies, Inc. .....................     1,218,300       2,631,528*#
 Manor Care, Inc. ..............................        26,100         783,000
 Marathon Oil Corp. ............................        90,800       2,587,800
 Marriott International, Inc. Class A ..........        68,300       2,938,949
 Marsh & McLennan Co., Inc. ....................       156,000       7,427,160
 Marshall & Isley Corp. ........................        66,500       2,096,080
 Masco Corp. ...................................       137,600       3,368,448
 Mattel, Inc. ..................................       128,600       2,438,256
 Maxim Integrated Products, Inc. ...............        95,100       3,756,450
 May Department Stores Co. .....................        84,500       2,081,235
 Maytag Corp. ..................................        23,000         574,310
 MBIA, Inc. ....................................        42,500       2,336,225#
 MBNA Corp. ....................................       374,200       8,531,760
 McCormick & Co., Inc. .........................        40,900       1,121,478
 McDonalds Corp. ...............................       372,600       8,771,004#
 McGraw-Hill Companies, Inc. ...................        56,000       3,479,280
 McKesson Corp. ................................        85,100       2,832,979
 MeadWestavco Corp. ............................        58,700       1,496,850#
 Medco Health Solutions, Inc. ..................        79,200       2,053,656*
 Medimmune, Inc. ...............................        73,100       2,413,031*#
 Medtronic, Inc. ...............................       356,300      16,717,596#
 Mellon Financial Corp. ........................       126,100       3,800,654
 Merck & Co., Inc. .............................       655,600      33,186,472
 Mercury Interactive Corp. .....................        25,300       1,148,873*#
 Meredith Corp. ................................        14,600         674,082
 Merrill Lynch & Co., Inc. .....................       273,800      14,656,514#
 MetLife, Inc. .................................       222,600       6,243,930
 MGIC Investment Corp. .........................        28,800       1,499,616#
 Micron Technology, Inc. .......................       178,600       2,396,812*#
 Microsoft Corp. ...............................     3,166,700      88,002,593
 Millipore Corp. ...............................        14,300         658,658*
 Molex, Inc. ...................................        55,900       1,598,181
 Monsanto Co. ..................................        76,700       1,836,198
 Monster Worldwide, Inc. .......................        32,900         828,422*
 Moody's Corp. .................................        43,700       2,402,189#
 Morgan Stanley Dean Witter & Co. ..............       318,500      16,071,510#
 Motorola, Inc. ................................       681,400       8,156,358
 Nabors Industries, Ltd. .......................        42,900       1,598,454*
 National City Corp. ...........................       179,800       5,296,908
 National Semiconductor Corp. ..................        53,800       1,737,202*
 Navistar International Corp. ..................        20,000         745,600*#
 NCR Corp. .....................................        27,700         877,813*#
 Network Appliance Corp. .......................       100,100       2,055,053*
 New York Times Class A ........................        43,800       1,903,548
 Newell Rubbermaid, Inc. .......................        80,400       1,742,268
 Newmont Mining Corp. ..........................       119,500       4,671,255#

------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Nextel Communications Corp. Class A ...........       303,300  $    5,971,977*#
 Nicor, Inc. ...................................        12,900         453,306
 Nike, Inc. Class B ............................        77,200       4,695,304
 NiSource, Inc. ................................        76,900       1,536,462
 Noble Corp. ...................................        39,100       1,329,009*
 Nordstrom, Inc. ...............................        39,700         984,957#
 Norfolk Southern Corp. ........................       114,300       2,114,550
 North Fork Bancorporation, Inc. ...............        44,500       1,546,375#
 Northern Trust Corp. ..........................        64,700       2,745,868
 Northrop Grumman Corp. ........................        53,600       4,621,392
 Novell, Inc. ..................................       108,700         579,371*
 Novellus Systems, Inc. ........................        44,300       1,495,125*
 Nucor Corp. ...................................        22,900       1,050,652
 Nvidia Corp. ..................................        46,600         741,453*
 Occidental Petroleum Corp. ....................       112,100       3,949,283#
 Office Depot, Inc. ............................        90,800       1,275,740*
 Omnicom Group, Inc. ...........................        55,600       3,994,860
 Oracle Systems Corp. ..........................     1,532,600      17,195,772*
 Paccar, Inc. ..................................        34,100       2,546,929
 Pactiv Corp. ..................................        46,100         934,908*#
 Pall Corp. ....................................        36,400         816,816
 Parametric Technology Corp. ...................        77,900         243,048*
 Parker-Hannifin Corp. .........................        34,600       1,546,620#
 Paychex, Inc. .................................       110,300       3,742,479
 Penney (J.C.) Co., Inc. .......................        79,500       1,698,915#
 Peoples Energy Corp. ..........................        10,700         442,766
 Peoplesoft, Inc. ..............................       106,600       1,939,054*
 Pepsi Bottling Group, Inc. ....................        78,400       1,613,472
 Pepsico, Inc. .................................       505,300      23,157,899
 PerkinElmer, Inc. .............................        37,100         568,001
 Pfizer, Inc. ..................................     2,280,100      69,269,438#
 PG&E Corp. (Holding Co.) ......................       120,600       2,882,340*
 Phelps Dodge Corp. ............................        26,100       1,221,480*#
 Pinnacle West Capital Corp. ...................        26,700         947,850#
 Pitney Bowes, Inc. ............................        68,600       2,628,752
 Plum Creek Timber Co., Inc. ...................        53,600       1,363,584
 PMC Sierra, Inc. ..............................        49,900         658,231*#
 PNC Financial Services Group, Inc. ............        82,000       3,901,560
 Power-One, Inc. ...............................        24,300         250,047*
 PPG Industries, Inc. ..........................        49,700       2,595,334
 PPL Corp. .....................................        51,800       2,121,210#
 Praxair, Inc. .................................        47,700       2,955,015
 Principal Financial Group, Inc. ...............        94,700       2,934,753
 Procter & Gamble Co. ..........................       379,700      35,243,754#
 Progress Energy, Inc. .........................        71,300       3,169,998
 Progressive Corp. .............................        63,600       4,395,396#
 Prologis ......................................        52,600       1,591,150*
 Providian Financial Corp. .....................        85,000       1,002,150*
 Prudential Financial, Inc. ....................       159,800       5,970,128*#
 Public Service Enterprise Group, Inc. .........        66,300       2,784,600
 Pulte Homes Inc. ..............................        18,000       1,224,180
 Q Logic Corp. .................................        27,600       1,297,476*#
 Qualcomm, Inc. ................................       232,400       9,677,136#
 Quest Diagnostics, Inc. .......................        30,800       1,867,712*#
 Qwest Communications International, Inc. ......       496,400       1,687,760*
 Radioshack Corp. ..............................        48,500       1,377,885
 Raytheon Co. ..................................       121,200       3,393,600#
 Reebok International, Ltd. ....................        17,300         578,339
 Regions Financial Corp. .......................        65,200       2,233,100
 RJ Reynolds Tobacco Holdings, Inc. ............        24,700         976,638
 Robert Half International, Inc. ...............        49,900         973,050*#
 Rockwell Automation, Inc. .....................        54,100       1,420,125
 Rockwell Collins, Inc. ........................        52,500       1,325,625#
 Rohm & Haas Co. ...............................        65,100       2,177,595#
 Rowan Companies, Inc. .........................        27,500         675,950*
 Ryder System, Inc. ............................        18,500         542,420


See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Sabre Holdings Corp. ..........................        42,100  $      904,729#
 Safeco Corp. ..................................        40,500       1,428,030
 Safeway, Inc. .................................       129,300       2,966,142*#
 Saint Jude Medical, Inc. ......................        50,300       2,704,631*
 Saint Paul Companies, Inc. ....................        66,700       2,469,901
 Sanmina Corp. .................................       149,300       1,448,210*
 Sara Lee Corp. ................................       227,600       4,178,736
 SBC Communications, Inc. ......................       973,200      21,653,700
 Schering-Plough Corp. .........................       430,200       6,556,248
 Schlumberger, Ltd. ............................       170,600       8,257,040
 Schwab (Charles) Corp. ........................       396,600       4,723,506#
 Scientific-Atlanta, Inc. ......................        43,600       1,358,140
 Sealed Air Corp. ..............................        24,900       1,176,027*
 Sears, Roebuck & Co. ..........................        82,800       3,620,844#
 Sempra Energy .................................        61,100       1,793,896
 Sherwin-Williams Co. ..........................        42,800       1,258,748
 Siebel Systems, Inc. ..........................       144,700       1,406,484*
 Sigma-Aldrich Corp. ...........................        20,700       1,075,158#
 Simon Property Group, Inc. ....................        56,300       2,453,554
 SLM Corp. .....................................       132,000       5,142,720#
 Snap-On, Inc. .................................        17,100         472,815
 Solectron Corp. ...............................       243,000       1,421,550*
 Southern Co. ..................................       213,300       6,253,956
 SouthTrust Corp. ..............................        98,800       2,903,732
 Southwest Airlines Co. ........................       229,200       4,056,840
 Sprint Corp. ..................................       264,500       3,993,950
 Sprint Corp. (PCS Group) ......................       302,900       1,735,617*
 Stanley Works .................................        25,000         738,000
 Staples, Inc. .................................       143,500       3,408,125*#
 Starbucks Corp. ...............................       114,500       3,297,600*#
 Starwood Hotels and Resorts Worldwide, Inc. ...        58,900       2,049,720*#
 State Street Corp. ............................        97,500       4,387,500
 Stryker Corp. .................................        58,300       4,390,573*#
 Sun Microsystems, Inc. ........................       945,700       3,130,267*
 Sungard Data Systems, Inc. ....................        83,500       2,196,885*
 Sunoco, Inc. ..................................        22,500         904,950
 Suntrust Banks, Inc. ..........................        82,400       4,974,488
 Supervalu, Inc. ...............................        39,200         935,312
 Symantec Corp. ................................        44,400       2,798,088*#
 Symbol Technologies, Inc. .....................        67,500         806,625
 Synovus Financial Corp. .......................        88,200       2,204,118
 Sysco Corp. ...................................       190,200       6,221,442*#
 T. Rowe Price Group, Inc. .....................        36,200       1,493,612
 Target Corp. ..................................       266,700      10,035,921#
 Teco Energy, Inc. .............................        54,900         758,718#
 Tektronix, Inc. ...............................        24,900         616,275*
 Tellabs, Inc. .................................       120,900         820,911*
 Temple-Inland, Inc. ...........................        15,900         771,945#
 Tenet Healthcare Corp. ........................       135,800       1,966,384*
 Teradyne, Inc. ................................        55,200       1,026,720*#
 Texas Instruments, Inc. .......................       506,900      11,557,320
 Textron, Inc. .................................        39,700       1,566,165
 The Goldman Sachs Group, Inc. .................       138,900      11,653,710
 Thermo-Electron Corp. .........................        47,500       1,030,750*
 Thomas & Betts Corp. ..........................        17,100         271,035*#
 Tiffany & Co. .................................        42,500       1,586,525
 TJX Companies, Inc. ...........................       149,500       2,903,290
 Torchmark Corp. ...............................        33,400       1,357,376
 Toys R Us, Inc. ...............................        62,500         751,875*#
 Transocean, Inc. ..............................        93,600       1,872,000*
 Travelers Property Casualty Corp. Series B ....       294,700       4,679,836
 Tribune Co. ...................................        91,900       4,218,210
 Tupperware Corp. ..............................        17,100         228,798
 TXU Corp. .....................................        94,300       2,221,708#
 Tyco International, Ltd. ......................       584,900      11,949,507#
 U.S. Bancorp ..................................       564,100      13,532,759

------------------------------------------------------------------------------
                                                         SEPTEMBER 30, 2003
                                                      ------------------------
                                                             (UNAUDITED)
                                                       SHARES        VALUE+
                                                      --------  --------------
 Union Pacific Corp. ...........................        74,600  $    4,339,482
 Union Planters Corp. ..........................        57,400       1,816,136#
 Unisys Corp. ..................................        96,400       1,304,292*
 United Parcel Service, Inc. ...................       329,600      21,028,480#
 United States Steel Corp. .....................        30,300         556,914#
 United Technologies Corp. .....................       137,300      10,610,544#
 Unitedhealth Group, Inc. ......................       174,600       8,785,872*#
 Univision Communications, Inc. Class A ........        94,300       3,010,999*
 Unocal Corp. ..................................        75,700       2,386,064
 UnumProvident Corp. ...........................        86,700       1,280,559#
 UST, Inc. .....................................        48,800       1,716,784
 Veritas Software Co. ..........................       124,700       3,915,580*#
 Verizon Communications, Inc. ..................       807,200      26,185,568
 VF Corp. ......................................        31,500       1,225,665#
 Viacom, Inc. Class B ..........................       514,200      19,693,860
 Visteon Corp. .................................        38,300         252,780
 Vulcan Materials Co. ..........................        29,700       1,185,327
 Wachovia Corp. ................................       390,100      16,068,219
 Walgreen Co. ..................................       300,100       9,195,064#
 Wal-Mart Stores, Inc. .........................     1,279,400      71,454,490
 Washington Mutual, Inc. .......................       270,400      10,645,648#
 Waste Management, Inc. ........................       173,400       4,537,878
 Waters Corp. ..................................        36,000         987,480*
 Watson Pharmaceuticals, Inc. ..................        31,600       1,317,404*#
 Wellpoint Health Networks, Inc. ...............        43,000       3,314,440*
 Wells Fargo & Co. .............................       491,900      25,332,850
 Wendy's International, Inc. ...................        33,200       1,072,360
 Weyerhaeuser Co. ..............................        64,200       3,752,490#
 Whirlpool Corp. ...............................        20,200       1,368,954#
 Williams Companies, Inc. ......................       151,700       1,429,014#
 Winn-Dixie Stores, Inc. .......................        41,300         398,545
 Worthington Industries, Inc. ..................        25,200         316,512
 Wrigley (Wm.) Jr. Co. .........................        65,900       3,644,270
 Wyeth .........................................       389,900      17,974,390
 XCEL Energy, Inc. .............................       116,700       1,805,349
 Xerox Corp. ...................................       231,600       2,376,216*
 Xilinx, Inc. ..................................        99,800       2,845,298*#
 XL Capital, Ltd. ..............................        40,000       3,097,600
 Yahoo!, Inc. ..................................       178,700       6,322,406*#
 Yum! Brands, Inc. .............................        86,000       2,547,320*
 Zimmer Holdings, Inc. .........................        66,400       3,658,640*#
 Zions Bancorp. ................................        26,300       1,468,855
                                                                --------------
TOTAL COMMON STOCKS
   (Cost $2,371,995,956) .......................                $2,696,234,899
                                                                --------------

                                                   FACE AMOUNT
                                                      (000)         VALUE+
                                                   -----------  --------------
TEMPORARY CASH INVESTMENTS -- (3.5%)
   Repurchase Agreement, PNC Capital Markets
   Inc. .88%, (Collateralized by $100,883,000
   FMC Discount Notes, 03/25/04, valued at
   $100,342,267) to be repurchased
   at $98,847,416
   (Cost $98,845,000) ..........................       $98,845  $   98,845,000
                                                                --------------

TOTAL INVESTMENTS -- (100.00%)
   (Cost $2,470,840,957)++                                      $2,795,079,899
                                                                ==============
--------------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
++ The cost for federal income tax purposes is $2,611,224,197.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
COMMON STOCKS -- (97.4%)
 3M Co. ........................................       114,900  $   14,919,765
 Abbott Laboratories ...........................       460,400      20,156,312
 Ace, Ltd. .....................................        77,300       2,635,930
 ADC Telecommunications, Inc. ..................       234,700         510,472*
 Adobe Systems, Inc. ...........................        70,700       2,089,892#
 Advanced Medical Optics, Inc. .................             1              11*
 Advanced Micro Devices, Inc. ..................       100,900         857,650*
 AES Corp. .....................................       159,900         338,988*
 Aetna, Inc. ...................................        44,400       1,676,100
 AFLAC, Inc. ...................................       152,400       4,701,540
 Agilent Technologies, Inc. ....................       136,800       2,655,288*
 Air Products & Chemicals, Inc. ................        67,000       2,962,740
 Alberto-Culver Co. Class B ....................        17,100         847,305
 Albertson's, Inc. .............................       119,900       2,798,466#
 Alcoa, Inc. ...................................       248,800       6,356,840
 Allegheny Energy, Inc. ........................        37,100         255,619#
 Allegheny Teledyne, Inc. ......................        23,800         170,170
 Allergan, Inc. ................................        38,100       2,239,899
 Allied Waste Industries, Inc. .................        58,100         620,508*
 Allstate Corp. ................................       207,900       8,114,337
 Alltel Corp. ..................................        91,700       5,050,836#
 Altera Corp. ..................................       112,500       1,627,312*
 Ambac Financial Group, Inc. ...................        31,300       1,956,563
 Amerada Hess Corp. ............................        26,300       1,472,800
 Ameren Corp. ..................................        42,700       1,765,645
 American Electric Power Co., Inc. .............        99,800       2,836,316#
 American Express Co. ..........................       391,600      15,244,988
 American Greetings Corp. Class A ..............        19,400         315,638*
 American International Group, Inc. ............       769,400      50,126,410
 American Power Conversion Corp. ...............        57,900         933,058*
 American Standard Companies, Inc. .............        21,200       1,578,976*
 AmerisourceBergen Corp. .......................        31,300       1,816,026
 Amgen, Inc. ...................................       376,700      17,770,822*
 AMR Corp. .....................................        45,700         353,718*
 AmSouth Bancorporation ........................       105,700       2,015,699
 Anadarko Petroleum Corp. ......................        73,200       3,455,040
 Analog Devices, Inc. ..........................       107,800       3,308,382*
 Andrew Corp. ..................................        28,800         324,432*
 Anheuser-Busch Companies, Inc. ................       255,900      12,569,808
 Anthem, Inc. ..................................        41,600       2,464,800*
 AOL Time Warner, Inc. .........................     1,315,200      21,529,824*
 AON Corp. .....................................        89,800       1,637,952
 Apache Corp. ..................................        42,400       2,284,512
 Apollo Group, Inc. (Class A) ..................        51,200       2,112,256*
 Apple Computer, Inc. ..........................       105,700       1,640,992*
 Applera Corporation - Applied Biosystems
   Group .......................................        62,600       1,368,436
 Applied Materials, Inc. .......................       484,800       8,268,264*
 Applied Micro Circuits Corp. ..................        88,600         404,459*
 Archer-Daniels Midland Co. ....................       192,100       2,560,693
 Ashland, Inc. .................................        20,300         592,151
 AT&T Corp. ....................................       226,600       6,353,864
 AT&T Wireless Services, Inc. ..................       797,900       6,024,145*
 Autodesk, Inc. ................................        33,900         525,619
 Automatic Data Processing, Inc. ...............       182,700       7,941,969
 Autozone, Inc. ................................        29,100       2,377,470*
 Avaya, Inc. ...................................       106,600         309,140*
 Avery Dennison Corp. ..........................        32,300       2,081,412#
 Avon Products, Inc. ...........................        69,600       3,573,960
 B B & T Corp. .................................       142,500       5,413,575#
 Baker Hughes, Inc. ............................        99,400       3,254,356
 Ball Corp. ....................................        16,700         826,316
 Bank of America Corp. .........................       442,900      31,038,432
 Bank of New York Co., Inc. ....................       214,000       6,494,900
 Bank One Corp. ................................       345,900      13,659,591

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 Bard (C.R.), Inc. .............................        15,100  $      838,050
 Bausch & Lomb, Inc. ...........................        15,900         600,066
 Baxter International, Inc. ....................       177,700       5,684,623#
 Bear Stearns Companies, Inc. ..................        29,000       1,856,000#
 Becton Dickinson & Co. ........................        75,700       2,246,019
 Bed, Bath and Beyond, Inc. ....................        86,100       2,999,724*
 Bellsouth Corp. ...............................       551,600      15,334,480
 Bemis Co., Inc. ...............................        15,500         801,660
 Best Buy Co., Inc. ............................        94,700       2,621,296*
 Big Lots, Inc. ................................        34,300         435,610*
 Biogen, Inc. ..................................        43,800       1,934,865*#
 Biomet, Inc. ..................................        77,600       2,134,388
 BJ Services, Co. ..............................        46,100       1,542,045*
 Black & Decker Corp. ..........................        23,800       1,022,686
 Block (H.&R.), Inc. ...........................        53,200       2,039,156
 BMC Software, Inc. ............................        71,000       1,270,900*
 Boeing Co. ....................................       247,400       8,411,600
 Boise Cascade Corp. ...........................        17,200         465,776
 Boston Scientific Corp. .......................       119,900       5,035,800*
 Bristol Myers Squibb Co. ......................       570,800      15,126,200
 Broadcom Corp. ................................        80,800       1,584,488*#
 Brown-Forman Corp. Class B ....................        20,200       1,335,220
 Brunswick Corp. ...............................        26,600         559,132
 Burlington Northern Santa Fe Corp. ............       112,100       2,839,493
 Burlington Resources, Inc. ....................        59,300       2,497,716#
 Calpine Corp. .................................       111,100         492,173*#
 Campbell Soup Co. .............................       120,900       2,919,735
 Capital One Financial Corp. ...................        65,300       2,207,140#
 Cardinal Health, Inc. .........................       133,100       8,190,974
 Carnival Corp. ................................       172,800       4,847,040#
 Caterpillar, Inc. .............................       101,500       5,064,850
 Cendant Corp. .................................       306,500       3,855,770*
 CenterPoint Energy, Inc. ......................        89,600         685,440#
 Centex Corp. ..................................        18,200         916,006
 CenturyTel, Inc. ..............................        41,800       1,290,784#
 Charter One Financial, Inc. ...................        67,600       2,034,760
 ChevronTexaco Corp. ...........................       314,700      21,094,341
 Chiron Corp. ..................................        55,600       2,236,232*
 Chubb Corp. ...................................        50,600       2,965,160#
 CIENA Corp. ...................................       127,100         845,850*
 CIGNA Corp. ...................................        41,300       1,797,789
 Cincinnati Financial Corp. ....................        47,800       1,846,275
 Cinergy Corp. .................................        49,300       1,597,320#
 Cintas Corp. ..................................        50,000       2,525,750
 Circuit City Stores, Inc. (Circuit City Group)         61,800         598,224
 Cisco Systems, Inc. ...........................     2,156,200      32,181,285*
 Citigroup, Inc. ...............................     1,491,400      57,985,632
 Citizens Communications Co. ...................        83,200         820,352*#
 Citrix Systems, Inc. ..........................        51,700         607,733*#
 Clear Channel Communications, Inc. ............       180,500       7,844,530*
 Clorox Co. ....................................        67,900       2,976,736#
 CMS Energy Corp. ..............................        42,400         421,880
 Coca-Cola Co. .................................       731,500      33,385,660
 Coca-Cola Enterprises, Inc. ...................       132,100       2,812,409
 Colgate-Palmolive Co. .........................       159,900       8,217,261
 Comcast Corp. Class A .........................       675,424      15,767,773*
 Comerica, Inc. ................................        51,600       2,442,228
 Computer Associates International, Inc. .......       170,300       2,573,233
 Computer Sciences Corp. .......................        50,500       1,761,945*
 Compuware Corp. ...............................       110,800         604,414*
 Comverse Technology, Inc. .....................        55,100         668,638*
 Conagra, Inc. .................................       158,300       3,857,771
 Concord EFS, Inc. .............................       151,200       2,268,000*
 ConocoPhilips .................................       199,400       9,533,314
 Consolidated Edison, Inc. .....................        62,800       2,496,300
 Constellation Energy Group ....................        48,500       1,277,975#


See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 Convergys Corp. ...............................        51,100  $      880,964*
 Cooper Industries, Ltd. .......................        27,500       1,045,550
 Cooper Tire & Rubber Co. ......................        21,700         345,030
 Coors (Adolph) Co. Class B ....................        10,600         687,516
 Corning, Inc. .................................       338,000       1,497,340*
 Costco Wholesale Corp. ........................       134,000       4,328,870*
 Countrywide Credit Industries, Inc. ...........        37,100       1,829,030
 Crane Co. .....................................        17,600         362,032
 CSX Corp. .....................................        62,700       1,733,655
 Cummins Engine Co., Inc. ......................        12,100         380,424#
 CVS Corp. .....................................       115,600       3,107,328#
 Dana Corp. ....................................        43,800         591,300
 Danaher Corp. .................................        44,600       2,802,664
 Darden Restaurants, Inc. ......................        50,400       1,090,152#
 Deere & Co. ...................................        70,200       3,590,730
 Dell Computer Corp. ...........................       764,600      21,867,560*
 Delphi Automotive Systems Corp. ...............       164,900       1,401,650
 Delta Air Lines, Inc. .........................        36,300         490,050#
 Deluxe Corp. ..................................        18,400         798,560
 Devon Energy Corp. ............................        46,100       2,110,919
 Dillards, Inc. Class A ........................        24,900         481,068
 Disney (Walt) Co. .............................       601,500      11,921,730
 Dollar General Corp. ..........................        98,200       1,299,186
 Dominion Resources, Inc. ......................        89,800       4,575,310
 Donnelley (R.R.) & Sons Co. ...................        33,500         712,545
 Dover Corp. ...................................        59,700       1,862,640
 Dow Chemical Co. ..............................       268,500       8,565,150
 Dow Jones & Co., Inc. .........................        24,800       1,027,960
 DTE Energy Co. ................................        49,300       2,185,469#
 Duke Power Co. ................................       261,600       5,163,984#
 DuPont (E.I.) de Nemours & Co., Inc. ..........       292,700      13,060,274
 Dynegy, Inc. ..................................       108,700         127,179
 Eastman Chemical Co. ..........................        22,800         892,164
 Eastman Kodak Co. .............................        86,000       3,175,120#
 Eaton Corp. ...................................        20,800       1,578,096
 eBay, Inc. ....................................        90,000       6,206,400*
 Ecolab, Inc. ..................................        38,100       1,892,427
 Edison International ..........................        96,000       1,064,640*
 El Paso Corp. .................................       172,300       1,467,996
 Electronic Arts, Inc. .........................        41,100       2,788,430*
 Electronic Data Systems Corp. .................       141,500       2,623,410
 EMC Corp. .....................................       649,500       4,708,875*
 Emerson Electric Co. ..........................       124,000       6,466,600#
 Engelhard Corp. ...............................        37,900         918,696
 Entergy Corp. .................................        66,000       2,886,180
 EOG Resources, Inc. ...........................        34,200       1,325,934
 Equifax, Inc. .................................        42,400       1,030,320
 Equity Office Properties Trust ................       123,400       3,172,614
 Equity Residential Corp. ......................        81,200       2,120,944
 Exelon Corp. ..................................        94,900       4,763,031
 Exxon Mobil Corp. .............................     1,991,300      69,297,240
 Family Dollar Stores, Inc. ....................        51,200       1,509,888
 Federal Home Loan Mortgage Corporation ........       205,100      11,821,964
 Federal National Mortgage Association .........       293,300      18,492,565
 Federated Department Stores, Inc. .............        59,400       1,941,192*
 FedEx Corp. ...................................        87,800       4,615,646#
 Fifth Third Bancorp ...........................       171,100       9,571,334
 First Data Corp. ..............................       223,100       7,728,184
 First Tennessee National Corp. ................        37,300       1,375,624
 FirstEnergy Corp. .............................        87,800       2,781,504
 Fiserv, Inc. ..................................        56,600       1,923,834*
 FleetBoston Financial Corp. ...................       308,700       8,375,031
 Fluor Corp. ...................................        23,800         652,596#
 Ford Motor Co. ................................       537,300       6,114,474
 Forest Laboratories, Inc. .....................        52,900       5,677,757*
 Fortune Brands, Inc. ..........................        44,300       2,160,511

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 FPL Group, Inc. ...............................        53,600  $    3,151,680
 Franklin Resources, Inc. ......................        76,600       2,830,370
 Freeport McMoran Copper & Gold, Inc.
   Class B .....................................        42,700         661,850*
 Gannett Co., Inc. .............................        78,600       5,600,250
 Gap, Inc. .....................................       256,300       4,072,607
 Gateway, Inc. .................................        95,400         363,474*
 General Dynamics Corp. ........................        59,500       4,846,275
 General Electric Co. ..........................     2,932,100      79,459,910
 General Mills, Inc. ...........................       108,500       4,841,270
 General Motors Corp. ..........................       165,200       6,558,440#
 Genuine Parts Co. .............................        51,600       1,640,364
 Genzyme Corp. .................................        63,200       2,073,276*
 Georgia-Pacific Corp. .........................        67,800       1,405,494
 Gillette Co. ..................................       311,700       9,450,744
 Golden West Financial Corp. ...................        45,500       3,148,600
 Goodrich (B.F.) Co. ...........................        34,000         625,600
 Goodyear Tire & Rubber Co. ....................        51,700         426,008
 Grainger (W.W.), Inc. .........................        27,500       1,478,950
 Great Lakes Chemical Corp. ....................        14,800         371,480
 Guidant Corp. .................................        90,100       2,696,693*
 Halliburton Co. ...............................       128,700       2,702,700
 Harley-Davidson, Inc. .........................        89,000       4,320,060
 Harrahs Entertainment, Inc. ...................        32,900       1,316,000*
 Hartford Financial Services Group, Inc. .......        72,900       3,576,474
 Hasbro, Inc. ..................................        51,100         655,102#
 HCA, Inc. .....................................       152,800       6,139,504
 Health Management Associates, Inc. ............        70,200       1,230,606
 Healthsouth Corp. .............................       116,800         475,376*
 Heinz (H.J.) Co. ..............................       103,400       3,600,388
 Hercules, Inc. ................................        32,100         302,382*
 Hershey Foods Corp. ...........................        40,300       2,594,917
 Hewlett-Packard Co. ...........................       899,300      17,518,364
 Hilton Hotels Corp. ...........................       110,900       1,518,221
 Home Depot, Inc. ..............................       694,300      18,343,406
 Honeywell International, Inc. .................       241,500       6,247,605
 Household International, Inc. .................       134,000       3,845,800
 Humana, Inc. ..................................        49,900         519,459*
 Huntington Bancshares, Inc. ...................        70,900       1,390,349
 Illinois Tool Works, Inc. .....................        90,300       6,139,497
 IMS Health, Inc. ..............................        83,600       1,387,760
 Ingersoll-Rand Co., Ltd. Class A ..............        49,800       2,300,760
 Intel Corp. ...................................     1,964,000      41,018,140
 International Business Machines Corp. .........       499,300      43,489,030#
 International Flavors & Fragrances, Inc. ......        28,000         924,560
 International Game Technology .................        25,400       1,958,340*#
 International Paper Co. .......................       142,000       5,573,500
 Interpublic Group of Companies, Inc. ..........       113,000       1,691,610
 Intuit, Inc. ..................................        62,300       3,361,085*
 ITT Industries, Inc. ..........................        27,100       1,633,588
 Jabil Circuit, Inc. ...........................        58,300       1,250,535*
 JDS Uniphase Corp. ............................       401,300       1,368,433*
 Jefferson-Pilot Corp. .........................        43,500       1,659,525
 John Hancock Financial Services, Inc. .........        85,400       2,610,678
 Johnson & Johnson .............................       876,900      50,000,838
 Johnson Controls, Inc. ........................        26,100       2,163,429
 Jones Apparel Group, Inc. .....................        38,000       1,398,400*
 JP Morgan Chase & Co. .........................       587,600      14,789,892
 KB Home Corp. .................................        14,700         656,943
 Kellogg Co. ...................................       120,900       4,034,433
 Kerr-McGee Corp. ..............................        29,500       1,334,875
 KeyCorp .......................................       125,700       3,279,513
 KeySpan Corp. .................................        41,700       1,471,593
 Kimberly Clark Corp. ..........................       152,300       7,663,736
 Kinder Morgan, Inc. ...........................        35,900       1,473,695
 King Pharmaceuticals, Inc. ....................        71,900       1,364,662*#


See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 KLA-Tencor Corp. ..............................        55,700  $    2,460,548*#
 Knight Ridder, Inc. ...........................        24,600       1,542,666
 Kohls Corp. ...................................        99,200       6,795,200*
 Kroger Co. ....................................       232,400       3,655,652*
 Leggett and Platt, Inc. .......................        57,700       1,377,299
 Lehman Brothers Holdings, Inc. ................        71,900       4,414,660
 Lexmark International Group, Inc. .............        37,300       2,467,022*
 Lilly (Eli) & Co. .............................       331,100      22,614,130
 Limited Brands, Inc. ..........................       153,600       2,612,736
 Lincoln National Corp. ........................        54,400       1,911,616
 Linear Technology Corp. .......................        93,600       3,098,160
 Liz Claiborne, Inc. ...........................        31,400       1,011,080
 Lockheed Martin Corp. .........................       134,000       6,994,800
 Loews Corp. ...................................        55,000       2,226,400
 Louisiana-Pacific Corp. .......................        30,900         276,864*
 Lowe's Companies, Inc. ........................       229,400       9,520,100
 LSI Logic Corp. ...............................       109,500         907,755*#
 Lucent Technologies, Inc. .....................     1,011,500       1,770,125*#
 Manor Care, Inc. ..............................        28,900         562,972*
 Marathon Oil Corp. ............................        91,300       1,826,000
 Marriott International, Inc. Class A ..........        71,200       2,545,400#
 Marsh & McLennan Co., Inc. ....................       157,900       7,452,880
 Marshall & Isley Corp. ........................        61,900       1,759,198
 Masco Corp. ...................................       146,200       2,948,854
 Mattel, Inc. ..................................       128,700       2,653,794
 Maxim Integrated Products, Inc. ...............        95,200       4,003,636
 May Department Stores Co. .....................        84,900       2,076,654
 Maytag Corp. ..................................        23,000         710,930
 MBIA, Inc. ....................................        43,300       1,969,284
 MBNA Corp. ....................................       376,600       8,036,644
 McDermott International, Inc. .................        18,600          61,380*
 McDonalds Corp. ...............................       375,800       6,952,300
 McGraw-Hill Companies, Inc. ...................        57,200       3,391,388
 McKesson Corp. ................................        85,400       2,213,568
 MeadWestavco Corp. ............................        58,900       1,474,856
 Medimmune, Inc. ...............................        73,900       1,952,438*
 Medtronic, Inc. ...............................       357,600      16,717,800
 Mellon Financial Corp. ........................       128,300       3,855,415
 Merck & Co., Inc. .............................       662,900      39,382,889
 Mercury Interactive Corp. .....................        24,800         829,436*#
 Meredith Corp. ................................        14,600         636,706
 Merrill Lynch & Co., Inc. .....................       255,000      11,092,500#
 MetLife, Inc. .................................       206,900       5,553,196#
 MGIC Investment Corp. .........................        30,300       1,414,101
 Micron Technology, Inc. .......................       177,900       2,812,599*#
 Microsoft Corp. ...............................     1,595,800      92,293,093*
 Millipore Corp. ...............................        14,300         527,098
 Mirant Corp. ..................................       118,500         248,850*
 Molex, Inc. ...................................        57,000       1,599,705#
 Monsanto Co. ..................................        77,000       1,354,430
 Moody's Corp. .................................        45,800       2,016,116
 Morgan Stanley Dean Witter & Co. ..............       322,900      14,607,996
 Motorola, Inc. ................................       677,500       7,709,950
 Nabors Industries, Ltd. .......................        42,500       1,504,500*
 National City Corp. ...........................       180,100       5,006,780
 National Semiconductor Corp. ..................        53,200       1,079,960*
 Navistar International Corp. ..................        17,800         549,308*
 NCR Corp. .....................................        28,800         794,880*
 Network Appliance Corp. .......................        99,100       1,376,004*#
 New York Times Class A ........................        44,700       2,147,388
 Newell Rubbermaid, Inc. .......................        78,800       2,499,536
 Newmont Mining Corp. ..........................       118,300       2,769,403#
 Nextel Communications Corp. Class A ...........       268,400       3,689,158*
 Nicor, Inc. ...................................        13,000         409,630
 Nike, Inc. Class B ............................        78,600       3,519,708
 NiSource, Inc. ................................        71,900       1,401,331#

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 Noble Corp. ...................................        39,500  $    1,341,025*
 Nordstrom, Inc. ...............................        39,800         796,000
 Norfolk Southern Corp. ........................       114,600       2,261,058
 North Fork Bancorporation, Inc. ...............        48,200       1,677,842
 Northern Trust Corp. ..........................        65,300       2,531,028
 Northrop Grumman Corp. ........................        33,400       3,236,794#
 Novell, Inc. ..................................       107,400         386,640*
 Novellus Systems, Inc. ........................        42,700       1,549,797*
 Nucor Corp. ...................................        23,000       1,155,520
 Nvidia Corp. ..................................        45,200         774,502*
 Occidental Petroleum Corp. ....................       111,000       3,091,350
 Office Depot, Inc. ............................        91,100       1,613,381*
 Omnicom Group, Inc. ...........................        55,300       3,763,165
 Oracle Systems Corp. ..........................     1,601,200      19,446,574*
 Paccar, Inc. ..................................        34,200       1,678,365
 Pactiv Corp. ..................................        46,600         964,620*
 Pall Corp. ....................................        36,100         688,788
 Parametric Technology Corp. ...................        77,000         241,010*
 Parker-Hannifin Corp. .........................        34,800       1,624,812
 Paychex, Inc. .................................       110,800       3,237,576
 Penney (J.C.) Co., Inc. .......................        78,800       1,869,924
 Peoples Energy Corp. ..........................        10,400         374,296
 Peoplesoft, Inc. ..............................        91,900       1,806,295*
 Pepsi Bottling Group, Inc. ....................        84,100       2,415,352
 Pepsico, Inc. .................................       522,300      22,187,304
 PerkinElmer, Inc. .............................        36,900         315,864
 Pfizer, Inc. ..................................     1,824,000      57,528,960
 PG&E Corp. (Holding Co.) ......................       115,800       1,599,198*#
 Pharmacia Corp. ...............................       380,200      16,082,460
 Phelps Dodge Corp. ............................        26,100         820,062*
 Philip Morris Companies, Inc. .................       623,000      23,499,560
 Pinnacle West Capital Corp. ...................        25,100         806,212
 Pitney Bowes, Inc. ............................        70,200       2,478,060
 Plum Creek Timber Co., Inc. ...................        54,600       1,329,510#
 PMC Sierra, Inc. ..............................        49,200         399,750*
 PNC Financial Services Group, Inc. ............        83,700       3,532,140
 Power-One, Inc. ...............................        23,500         185,885*
 PPG Industries, Inc. ..........................        49,900       2,498,992
 PPL Corp. .....................................        47,800       1,591,740
 Praxair, Inc. .................................        47,600       2,808,400
 Principal Financial Group, Inc. ...............       102,200       2,963,800
 Procter & Gamble Co. ..........................       382,900      32,163,600
 Progress Energy, Inc. .........................        69,500       2,919,000
 Progressive Corp. .............................        64,100       3,630,624
 Providian Financial Corp. .....................        85,100         517,408*
 Prudential Financial, Inc. ....................       171,100       5,146,688#
 Public Service Enterprise Group, Inc. .........        65,200       1,952,088
 Pulte Homes Inc. ..............................        18,100         849,614
 Q Logic Corp. .................................        27,600       1,199,772*
 Qualcomm, Inc. ................................       228,900       9,430,680*
 Quintiles Transnational Corp. .................        34,700         407,725*
 Qwest Communications International, Inc. ......       494,100       2,391,444*
 Radioshack Corp. ..............................        50,500       1,199,375#
 Rational Software Corp. .......................        56,900         526,894*
 Raytheon Co. ..................................       118,700       3,462,479
 Reebok International, Ltd. ....................        17,600         504,944*#
 Regions Financial Corp. .......................        65,200       2,265,048
 RJ Reynolds Tobacco Holdings, Inc. ............        26,400       1,019,040#
 Robert Half International, Inc. ...............        51,700       1,015,905*
 Rockwell Collins, Inc. ........................        53,900       1,153,460
 Rockwell International Corp. ..................        54,900       1,155,645
 Rohm & Haas Co. ...............................        65,200       2,307,428
 Rowan Companies, Inc. .........................        27,700         590,010
 Ryder System, Inc. ............................        18,400         423,200
 Sabre Holdings Corp. ..........................        42,700         929,152*
 Safeco Corp. ..................................        40,300       1,457,248


See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 Safeway, Inc. .................................       130,000  $    3,091,400*
 Saint Jude Medical, Inc. ......................        52,000       1,810,640*
 Saint Paul Companies, Inc. ....................        66,700       2,483,908#
 Sanmina Corp. .................................       154,600         747,491*#
 Sara Lee Corp. ................................       231,200       5,393,896
 SBC Communications, Inc. ......................       979,900      27,927,150
 Schering-Plough Corp. .........................       432,200       9,793,652
 Schlumberger, Ltd. ............................       170,200       7,531,350
 Schwab (Charles) Corp. ........................       402,300       4,642,542
 Scientific-Atlanta, Inc. ......................        46,100         626,960
 Sealed Air Corp. ..............................        24,800         937,688*#
 Sears, Roebuck & Co. ..........................        93,200       2,581,640#
 Sempra Energy .................................        60,400       1,399,468
 Sherwin-Williams Co. ..........................        44,400       1,280,052
 Siebel Systems, Inc. ..........................       140,900       1,201,877*
 Sigma-Aldrich Corp. ...........................        21,600       1,087,344
 Simon Property Group, Inc. ....................        54,800       1,847,856
 SLM Corp. .....................................        45,600       4,456,488
 Snap-On, Inc. .................................        17,200         514,968
 Solectron Corp. ...............................       242,700       1,121,274*
 Southern Co. ..................................       208,900       5,464,824
 SouthTrust Corp. ..............................       102,200       2,677,129
 Southwest Airlines Co. ........................       227,800       3,781,480
 Sprint Corp. ..................................       263,100       3,835,998
 Sprint Corp. (PCS Group) ......................       293,800       1,692,288*
 Stanley Works .................................        25,200         905,688
 Staples, Inc. .................................       137,800       2,666,430*
 Starbucks Corp. ...............................       114,500       2,487,513*
 Starwood Hotels and Resorts Worldwide,
   Inc. ........................................        58,700       1,486,871
 State Street Corp. ............................        95,400       4,293,000
 Stilwell Financial, Inc. ......................        65,500         964,160#
 Stryker Corp. .................................        58,300       3,605,855
 Sun Microsystems, Inc. ........................       956,700       4,109,027*
 Sungard Data Systems, Inc. ....................        83,300       1,946,721*
 Sunoco, Inc. ..................................        22,400         663,040
 Suntrust Banks, Inc. ..........................        84,000       4,927,440#
 Supervalu, Inc. ...............................        39,400         708,412
 Symbol Technologies, Inc. .....................        67,600         695,604
 Synovus Financial Corp. .......................        87,400       1,820,542
 Sysco Corp. ...................................       195,500       5,751,610
 T. Rowe Price Group, Inc. .....................        36,000       1,094,220
 Target Corp. ..................................       267,300       9,296,694
 Teco Energy, Inc. .............................        51,100         753,214#
 Tektronix, Inc. ...............................        26,300         518,636*
 Tellabs, Inc. .................................       121,300       1,074,718*
 Temple-Inland, Inc. ...........................        15,900         779,895
 Tenet Healthcare Corp. ........................       144,100       2,658,645*
 Teradyne, Inc. ................................        53,900         883,421*
 Texas Corp. ...................................        91,100       1,404,762
 Texas Instruments, Inc. .......................       510,800      10,272,188
 Textron, Inc. .................................        40,700       1,754,170
 The Goldman Sachs Group, Inc. .................       142,000      11,199,540#
 Thermo-Electron Corp. .........................        49,100         961,869*
 Thomas & Betts Corp. ..........................        17,200         321,640*
 Tiffany & Co. .................................        42,900       1,217,502#
 TJX Companies, Inc. ...........................       159,000       3,111,630
 TMP Worldwide, Inc. ...........................        32,900         481,656*
 Torchmark Corp. ...............................        35,000       1,299,900
 Toys R Us, Inc. ...............................        62,600         851,986*
 Transocean, Inc. ..............................        94,100       2,286,630
 Travelers Property Casualty Corp. Series B ....       294,700       4,715,200*
 Tribune Co. ...................................        88,900       4,071,620
 TRW, Inc. .....................................        37,900       1,959,051
 Tupperware Corp. ..............................        17,200         294,636
 Tyco International, Ltd. ......................       588,000      10,489,920

------------------------------------------------------------------------------
                                                          NOVEMBER 30, 2002
                                                      ------------------------
                                                       SHARES        VALUE+
                                                      --------  --------------
 U.S. Bancorp ..................................       564,200  $   12,355,980
 Union Pacific Corp. ...........................        74,500       4,313,550
 Union Planters Corp. ..........................        58,900       1,737,550
 Unisys Corp. ..................................        95,200       1,066,240*#
 United Parcel Service, Inc. ...................       329,100      20,851,776#
 United States Steel Corp. .....................        30,100         435,848
 United Technologies Corp. .....................       139,000       8,683,330
 Unitedhealth Group, Inc. ......................        89,400       7,281,630
 Univision Communications, Inc. Class A ........        67,500       2,169,450*
 Unocal Corp. ..................................        75,900       2,250,435
 UnumProvident Corp. ...........................        71,100       1,212,255
 UST, Inc. .....................................        49,800       1,603,560
 Veritas Software Co. ..........................       121,000       2,201,595*
 Verizon Communications, Inc. ..................       804,000      33,671,520
 VF Corp. ......................................        32,200       1,219,092
 Viacom, Inc. Class B ..........................       520,000      24,445,200*
 Visteon Corp. .................................        38,500         309,925
 Vulcan Materials Co. ..........................        30,000       1,132,200#
 Wachovia Corp. ................................       404,100      14,204,115
 Walgreen Co. ..................................       301,900       8,691,701
 Wal-Mart Stores, Inc. .........................     1,310,900      70,998,344
 Washington Mutual, Inc. .......................       285,000      10,254,300
 Waste Management, Inc. ........................       180,200       4,490,584
 Waters Corp. ..................................        38,600       1,034,480*
 Watson Pharmaceuticals, Inc. ..................        31,500         944,685*
 Wellpoint Health Networks, Inc. ...............        42,900       2,824,107*
 Wells Fargo & Co. .............................       500,600      23,132,726
 Wendy's International, Inc. ...................        34,200         955,206
 Weyerhaeuser Co. ..............................        64,500       3,392,700
 Whirlpool Corp. ...............................        20,100       1,080,978
 Williams Companies, Inc. ......................       152,200         403,330
 Winn-Dixie Stores, Inc. .......................        41,500         619,180
 Worthington Industries, Inc. ..................        25,200         444,024
 Wrigley (Wm.) Jr. Co. .........................        66,400       3,571,656#
 Wyeth .........................................       390,500      15,006,915
 XCEL Energy, Inc. .............................       117,400       1,260,876#
 Xerox Corp. ...................................       215,200       1,876,544*#
 Xilinx, Inc. ..................................        99,400       2,450,210*#
 XL Capital, Ltd. ..............................        40,000       3,309,600
 Yahoo!, Inc. ..................................       177,100       3,243,587*#
 Yum! Brands, Inc. .............................        87,600       2,094,516*
 Zimmer Holdings, Inc. .........................        57,400       2,160,536*
 Zions Bancorp. ................................        27,100       1,115,572#
                                                                --------------
TOTAL COMMON STOCKS
   (Cost $2,502,724,241) .......................                $2,547,583,966
                                                                --------------

                                                   FACE AMOUNT
                                                      (000)         VALUE+
                                                   -----------  --------------
TEMPORARY CASH INVESTMENTS -- (2.6%)
   Repurchase Agreement, PNC Capital Markets
   Inc. 1.21%, 12/02/02 (Collateralized by
   $67,888,000 FMC Discount Notes 1.30%,
   01/08/03, valued at $67,803,140) to be
   repurchased at $66,807,736
   (Cost $66,801,000) ..........................       $66,801  $   66,801,000
                                                                --------------

TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,569,525,241)++ .....................                $2,614,384,966
                                                                ==============
--------------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
++ The cost for federal income tax purposes is $2,709,418,577.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES             THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                                          (AMOUNTS IN THOUSANDS)

                                                              SEPTEMBER 30, 2003
                                                              -----------------
                                                                  (UNAUDITED)
ASSETS:
   Investments at Value ................................          $2,795,080
   Collateral for Securities Loaned ....................             519,238
   Cash ................................................               2,380
   Receivables:
     Dividends and Interest ............................               3,134
     Securities Lending ................................                  38
   Prepaid Expenses and Other Assets ...................                  11
                                                                  ----------
        Total Assets ...................................          $3,319,881
                                                                  ----------

LIABILITIES:
   Payables:
     Collateral on Securities Loaned ...................             519,238
     Investment Securities Purchased ...................              53,429
     Futures Margin Variation ..........................                 449
   Accrued Expenses and Other Liabilities ..............                 293
                                                                  ----------
        Total Liabilities ..............................             573,409
                                                                  ----------

NET ASSETS .............................................          $2,746,472
                                                                  ==========

   Investments at Cost .................................          $2,470,841
                                                                  ==========

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES             THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                                          (AMOUNTS IN THOUSANDS)

                                                               NOVEMBER 30, 2002
                                                               -----------------
ASSETS:
   Investments at Value ................................           $2,614,385
   Collateral for Securities Loaned ....................              185,407
   Cash ................................................                4,418
   Receivables:
     Dividends, Interest and Tax Reclaims ..............                4,552
     Securities Lending ................................                   11
     Fund Shares Sold ..................................                1,266
   Prepaid Expenses and Other Assets ...................                    1
                                                                   ----------
        Total Assets ...................................           $2,810,040
                                                                   ----------

LIABILITIES:
   Payables:
     Collateral on Securities Loaned ...................              185,407
     Investment Securities Purchased ...................                  140
     Fund Shares Redeemed ..............................                  551
     Due to Advisor ....................................                   55
     Futures Margin Variation ..........................                  151
   Accrued Expenses and Other Liabilities ..............                  179
                                                                   ----------
        Total Liabilities ..............................              186,483
                                                                   ----------

NET ASSETS .............................................           $2,623,557
                                                                   ==========
   Investments at Cost .................................           $2,569,525
                                                                   ==========

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS                         THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                                          (AMOUNTS IN THOUSANDS)

                                                                        YEAR
                                                                        ENDED
                                                                       NOV. 30,
                                                                        2002
                                                                      ---------
INVESTMENT INCOME
   Dividends ...................................................      $  42,685
   Interest ....................................................            836
   Income from Securities Lending ..............................            153
                                                                      ---------
     Total Investment Income ...................................         43,674
                                                                      ---------
EXPENSES
   Investment Advisory Services ................................            693
   Accounting & Transfer Agent Fees ............................            416
   Custodian Fees ..............................................            113
   Legal Fees ..................................................             26
   Audit Fees ..................................................             35
   Shareholders' Reports .......................................             64
   Trustees' Fees and Expenses .................................             21
   Other .......................................................            115
                                                                      ---------
     Total Expenses ............................................          1,483
                                                                      ---------
     NET INVESTMENT INCOME .....................................         42,191
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
   Net Realized Loss on Investment Securities Sold .............       (211,200)
   Net Realized Loss on Futures ................................        (12,710)
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities .....................................       (356,042)
     Futures ...................................................          5,220
                                                                      ---------
   NET LOSS ON INVESTMENT SECURITIES ...........................       (574,732)
                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      $(532,541)
                                                                      =========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS             THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                                          (AMOUNTS IN THOUSANDS)

                                                                       YEAR                 YEAR
                                                                      ENDED                ENDED
                                                                     NOV. 30,             NOV. 30,
                                                                       2002                 2001
                                                                   -----------          -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income .....................................     $    42,191           $    37,501
   Net Realized Loss on Investment Securities Sold ...........        (211,200)              (81,255)
   Net Realized Loss on Futures ..............................         (12,710)              (14,349)
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities ...................................        (356,042)             (344,426)
     Futures .................................................           5,220                   915
                                                                   -----------           -----------
     Net Decrease in Net Assets Resulting from Operations ....        (532,541)             (401,614)
                                                                   -----------           -----------
Transactions in Interest:
   Contributions .............................................         962,613               552,671
   Withdrawals ...............................................        (638,165)             (458,219)
                                                                   -----------           -----------
     Net Increase from Transactions in Interest ..............         324,448                94,452
                                                                   -----------           -----------
     Total Decrease ..........................................        (208,093)             (307,162)
                                                                   -----------           -----------
NET ASSETS
   Beginning of Period .......................................       2,831,650             3,138,812
                                                                   -----------           -----------
   End of Period .............................................     $ 2,623,557           $ 2,831,650
                                                                   ===========           ===========

See accompanying notes to financial statements.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

FINANCIAL HIGHLIGHTS                            THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                                          (AMOUNTS IN THOUSANDS)

                                                              YEAR             YEAR           YEAR           YEAR          YEAR
                                                              ENDED            ENDED          ENDED          ENDED         ENDED
                                                             NOV. 30,         NOV. 30,       NOV. 30,       NOV. 30,      NOV. 30,
                                                               2002             2001           2000           1999          1998
                                                            ----------       ----------     ----------     ----------    ----------
Net Asset Value, Beginning of
   Period ..............................................           N/A              N/A            N/A            N/A           N/A
                                                            ----------       ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss). .......................            --               --             --             --            --
   Net Gains (Losses) on Securities
     (Realized and Unrealized) .........................            --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
   Total from Investment Operations ....................            --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
LESS DISTRIBUTIONS
   Net Investment Income ...............................            --               --             --             --            --
   Net Realized Gains ..................................            --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
        Total Distributions ............................            --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
Net Asset Value, End of Period .........................           N/A              N/A            N/A            N/A           N/A
                                                            ==========       ==========     ==========     ==========    ==========
Total Return ...........................................           N/A              N/A            N/A            N/A           N/A
                                                            ==========       ==========     ==========     ==========    ==========
Net Assets, End of Period (thousands) ..................    $2,623,557       $2,831,650     $3,138,812     $2,775,062    $1,557,174
Ratio of Expenses to Average Net Assets ................          0.05%            0.05%          0.06%          0.06%         0.06%
Ratio of Net Investment Income to Average
   Net Assets ..........................................          1.53%            1.26%          1.12%          1.27%         1.47%
Portfolio Turnover Rate ................................            11%               8%             8%             4%            9%

----------------
N/A Not applicable as The U.S. Large Company Series is organized as a partnership and does not have unitized value.

See accompanying notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS                  THE DFA INVESTMENT TRUST COMPANY

A.   ORGANIZATION:

     The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At November 30, 2002, the Trust consisted of twenty-five investment portfolios, of which The U.S. Large Company Series (the "Series") is presented in this report.

B.   SIGNIFICANT ACCOUNTING POLICIES:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those estimates could be material.

     1. SECURITY VALUATION: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

     2. FEDERAL INCOME TAXES: The Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses will be deemed to have been "passed down" to its feeder funds.

     3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of a percentage of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, Emerging Markets Portfolio and/or DFA Two Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Trustees' Fees and Expenses.

     4. OTHER: Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to the Series are directly charged. Common expenses are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C.   INVESTMENT ADVISOR:

     Dimensional Fund Advisors Inc. ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2002, the Series' advisory fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1% of the average daily net assets.

     Certain   officers  of  the  Series  are  also   officers,   directors  and
shareholders of the Advisor.

D.   DEFERRED COMPENSATION:

     At November 30, 2002, the total liability for deferred compensation to Trustees is Included in Accrued Expenses and Other Liabilities in the amount of $11,969.

E. PURCHASES AND SALES OF SECURITIES:

     For the year ended November 30, 2002, the Series made the following purchases and sales of investment securities other than short-term securities (amounts in thousands):

     Purchases .............................................  $607,157
     Sales .................................................   296,802

NOTES TO FINANCIAL STATEMENTS (CONTINUED)       THE DFA INVESTMENT TRUST COMPANY

F.   INVESTMENT TRANSACTIONS:

     At November 30, 2002, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities was as follows (amounts in thousands):

     Gross Unrealized Appreciation ........................  $ 442,827
     Gross Unrealized Depreciation ........................   (537,861)
                                                             ---------
     Net ..................................................  $ (95,034)
                                                             =========

G. FINANCIAL INSTRUMENTS:

     In accordance with the Series' Investment Objectives and Policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

     1. REPURCHASE AGREEMENTS: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 29, 2002.

     2. FUTURES CONTRACTS: During the year ended November 30, 2002, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     At November 30, 2002, the Series had outstanding 302 long futures contracts on the S&P 500 Index, all of which expire on December 20, 2002. The value of such contracts on November 30, 2002 was $70,668,000, which resulted in an unrealized gain of $5,253,729.

     Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

H.   LINE OF CREDIT:

     The Trust, together with other Dimensional-advised portfolios, has entered into a $50 million unsecured line of credit with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line are charged interest at the current overnight federal funds rate plus a variable rate determined at the date of borrowing. Each portfolio is individually, and not jointly liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit, since this is not a committed facility. The agreement for the discretionary line of credit may be terminated at any time. For the year ended November 30, 2002, borrowings under the line by the Series were as follows:

                                                                                                           MAXIMUM
                                                                                                           AMOUNT
                                                    WEIGHTED       WEIGHTED      NUMBER OF    INTEREST    BORROWED
                                                     AVERAGE        AVERAGE        DAYS        EXPENSE     DURING
                                                  INTEREST RATE  LOAN BALANCE   OUTSTANDING   INCURRED   THE PERIOD
                                                  -------------  ------------   -----------   --------   ----------
     Year Ended November 30, 2002 .............       2.51%       $4,351,429         7         $2,122    $8,313,000

     The Series had no outstanding borrowings under the line of credit at November 30, 2002.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)       THE DFA INVESTMENT TRUST COMPANY

     The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $150 million unsecured line of credit with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $150 million, as long as total borrowings under the line of credit do not exceed $150 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement for the line of credit expires in April 2003. There were no borrowings under the line of credit with the international custodian bank for the year ended November 30, 2002.

I.   SECURITIES LENDING:

     As of November 30, 2002, the Series had securities on loan to brokers/dealers, for which it held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of Securities are required at all times to be secured by collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the securities.

     The Series invests the cash collateral received from securities on loan in a pooled cash account, which invests in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.

     As of November 30, 2002, the interest rate on the pooled cash account earned by the Series was 1.30%. The repurchase agreements with JPMorgan Securities and UBS Warburg, comprising the pooled cash account bear interest at rates ranging from 1.30% to 1.33% and are to be repurchased on December 2, 2002. The market value of securities on loan to brokers/dealers, the value of the cash collateral received from broker/dealers, the cost/value of each portfolio's pooled cash account investment and the allocated value of collateral from repurchase agreements held in the pooled cash account as of November 30, 2002 is as follows:

                                                                                     COST/VALUE OF      VALUE OF
                                                 MARKET VALUE        VALUE OF         POOLED CASH    COLLATERAL FROM
                                                 OF SECURITIES    COLLATERAL AND        ACCOUNT        REPURCHASE
                                                    ON LOAN       INDEMNIFICATION     INVESTMENT       AGREEMENTS
                                                 -------------    ---------------    -------------   ---------------
     The U.S. Large Company Series .........      $177,832,749     $185,406,500       $185,406,500     $185,406,500

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                                THE DFA INVESTMENT TRUST COMPANY

TO THE SHAREHOLDERS OF THE SERIES AND BOARD OF TRUSTEES OF
THE DFA INVESTMENT TRUST COMPANY

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
January 15, 2003

                                 BLACKROCK FUNDS

Investment Adviser -- Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Mid-Cap Value Equity Portfolio, Mid-Cap Growth Equity Portfolio, Small Cap Value Equity Portfolio, Small Cap Core Equity Portfolio, Small Cap Growth Equity Portfolio, U.S. Opportunities Portfolio, Global Science & Technology Opportunities Portfolio, International Equity Portfolio, International Opportunities Portfolio, Select Equity Portfolio and Balanced Portfolio
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Investment Adviser -- European Equity Portfolio and Asia Pacific Equity
Portfolio
   BlackRock International, Limited
   Edinburgh, Scotland EH3 8JB

Sub-Adviser -- International Equity Portfolio and International Opportunities Portfolio
   BlackRock International, Limited
   Edinburgh, Scotland EH3 8JB

Sub-Adviser -- Balanced Portfolio
   BlackRock Financial Management, Inc.
   New York, NY 10022

Custodian
   PFPC Trust Co.
   Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
   PFPC Inc.
   Wilmington, Delaware 19809

Distributor
   BlackRock Distributors, Inc.
   King of Prussia, Pennsylvania 19406

Co-Administrator
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Counsel
   Simpson Thacher & Bartlett LLP
   New York, New York 10017

Independent Auditors
   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania 19103

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

                                 BLACKROCK FUNDS

                                  FUND SPECTRUM

BLACKROCK FUNDS IS A LEADING MUTUAL FUND COMPANY CURRENTLY MANAGING IN EXCESS OF $18 BILLION IN THE FOLLOWING PORTFOLIOS DESIGNED TO FIT A BROAD RANGE OF INVESTMENT GOALS. EACH PORTFOLIO IS MANAGED BY RECOGNIZED EXPERTS IN EQUITY, FIXED INCOME, INTERNATIONAL, AND TAX-FREE INVESTING.

STOCK PORTFOLIOS
----------------
         Large Cap Value Equity
         Large Cap Growth Equity
         Mid-Cap Value Equity
         Mid-Cap Growth Equity
         Small Cap Value Equity
         Small Cap Core Equity
         Small Cap Growth Equity
         U.S. Opportunities
         Global Science &Technology Opportunities
         European Equity
         International Equity
         International Opportunities
         Asia Pacific Equity
         Select Equity
         Index Equity


STOCK & BOND PORTFOLIOS
----------------------
         Balanced

BOND PORTFOLIOS
---------------
         Low Duration Bond
         Intermediate Government Bond
         Intermediate Bond
         Government Income
         GNMA
         Managed Income
         Core Bond Total Return
         Core PLUS Total Return
         International Bond
         High Yield Bond

TAX-FREE BOND PORTFOLIOS
------------------------
         Tax-Free Income
         Pennsylvania Tax-Free Income
         New Jersey Tax-Free Income
         Ohio Tax-Free Income
         Delaware Tax-Free Income
         Kentucky Tax-Free Income

MONEY MARKET PORTFOLIOS
-----------------------
         Money Market
         U.S. Treasury Money Market
         Municipal Money Market
         New Jersey Municipal Money Market
         North Carolina Municipal Money Market
         Ohio Municipal Money Market
         Pennsylvania Municipal Money Market
         Virginia Municipal Money Market


                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share Class investors should call 1-800-441-7450. You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.


EQ-ANN



(LOGO)
BLACKROCK
[GRAPHIC OMITTED]

FIXED INCOME   LIQUIDITY   EQUITIES   ALTERNATIVES   BLACKROCK SOLUTIONS
---------------------------------
BlackRock Funds

Taxable Bond Portfolios

Annual Report to Shareholders

September 30, 2003
---------------------------------

[GRAPHIC OMITTED]





NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



[GRAPHIC OMITTED]

BLACKROCK

                                 BLACKROCK FUNDS

                             TAXABLE BOND PORTFOLIOS

* Low Duration Bond
* Intermediate Government Bond
* Intermediate Bond
* Core Bond Total Return
* Core PLUS Total Return
* Government Income
* GNMA
* Managed Income
* International Bond
* High Yield Bond


                                TABLE OF CONTENTS


SHAREHOLDER LETTER..........................................................  1
PORTFOLIO SUMMARIES
      Low Duration Bond.....................................................  2
      Intermediate Government Bond..........................................  3
      Intermediate Bond.....................................................  4
      Core Bond Total Return................................................  5
      Core PLUS Total Return................................................  6
      Government Income.....................................................  7
      GNMA..................................................................  8
      Managed Income........................................................  9
      International Bond.................................................... 10
      High Yield Bond....................................................... 11
      Note on Performance Information....................................... 12
STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS.......................... 13-66
      Intermediate Bond Statement of Assets & Liabilities................... 27
      Core Bond Total Return Statement of Assets & Liabilities.............. 36
      Core PLUS Total Return Statement of Assets & Liabilities...............44
      Government Income Statement of Assets & Liabilities................... 47
      GNMA Statement of Assets & Liabilities................................ 49
      Managed Income Statement of Assets & Liabilities...................... 56
      International Bond Statement of Assets & Liabilities.................. 59
      High Yield Bond Statement of Assets & Liabilities..................... 66
PORTFOLIO FINANCIAL STATEMENTS
      Statements of Operations........................................... 68-69
      Statements of Cash Flows........................................... 70-71
      Statements of Changes in Net Assets................................ 72-75
      Financial Highlights............................................... 76-87
NOTES TO FINANCIAL STATEMENTS........................................... 88-106
REPORT OF INDEPENDENT AUDITORS............................................. 107
FUND MANAGEMENT.........................................................108-110
ADDITIONAL INFORMATION..................................................... 111
--------------------------------------------------------------------------------
                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

 BLACKROCK FUNDS IS COMMITTED TO MAINTAINING THE PRIVACY OF ITS SHAREHOLDERS AND TO SAFEGUARDING THEIR NONPUBLIC PERSONAL INFORMATION. THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND WHAT PERSONAL INFORMATION BLACKROCK FUNDS COLLECTS, HOW WE PROTECT THAT INFORMATION, AND WHY IN CERTAIN CASES WE MAY SHARE SUCH INFORMATION WITH SELECT OTHER PARTIES.

 BLACKROCK FUNDS DOES NOT RECEIVE ANY NONPUBLIC PERSONAL INFORMATION RELATING TO ITS SHAREHOLDERS WHO PURCHASE SHARES THROUGH THEIR BROKER-DEALERS. IN THE CASE OF SHAREHOLDERS WHO ARE RECORD OWNERS OF BLACKROCK FUNDS, BLACKROCK FUNDS RECEIVES NONPUBLIC PERSONAL INFORMATION ON ACCOUNT APPLICATIONS OR OTHER FORMS. WITH RESPECT TO THESE SHAREHOLDERS, BLACKROCK FUNDS ALSO HAS ACCESS TO SPECIFIC INFORMATION REGARDING THEIR TRANSACTIONS IN BLACKROCK FUNDS.

 BLACKROCK FUNDS DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS OR FORMER SHAREHOLDERS TO ANYONE, EXCEPT AS PERMITTED BY LAW OR AS IS NECESSARY IN ORDER TO SERVICE OUR SHAREHOLDERS' ACCOUNTS (FOR EXAMPLE, TO A TRANSFER AGENT).

 BLACKROCK FUNDS RESTRICTS ACCESS TO NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO BLACKROCK EMPLOYEES WITH A LEGITIMATE BUSINESS NEED FOR THE INFORMATION. BLACKROCK FUNDS MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS DESIGNED TO PROTECT THE NONPUBLIC PERSONAL INFORMATION OF OUR SHAREHOLDERS.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS


September 30, 2003

DEAR SHAREHOLDER:

      We are pleased to present the Annual Report to Shareholders of the BlackRock Funds' Taxable Bond Portfolios for the year ended September 30, 2003. The Annual Report includes important information on each Portfolio, and is organized as follows:

o PORTFOLIO SUMMARY -- discusses recent portfolio management activity and highlights total returns.

o STATEMENT OF NET ASSETS (OR SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES) -- lists portfolio holdings and includes each holding's market value and par amount/number of shares as of September 30, 2003. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o STATEMENT OF OPERATIONS -- displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o STATEMENT OF CHANGES IN NET ASSETS -- compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o FINANCIAL HIGHLIGHTS -- include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

o NOTES TO FINANCIAL STATEMENTS -- provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o FUND MANAGEMENT TABLE -- lists information regarding BlackRock Funds' Trustees and Officers.

      In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

      We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.

Sincerely,

/s/ ANNE ACKERLEY
Anne Ackerley
MANAGING DIRECTOR
BLACKROCK ADVISORS, INC.

                           LOW DURATION BOND PORTFOLIO

TOTAL NET ASSETS (9/30/03): $1.7 BILLION

PERFORMANCE BENCHMARK

     MERRILL LYNCH 1-3 YEAR TREASURY INDEX

INVESTMENT APPROACH

     PURSUES A RATE OF RETURN THAT EXCEEDS THE TOTAL RETURN OF THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS THAT ALLOW IT TO MAINTAIN AN AVERAGE PORTFOLIO DURATION THAT IS WITHIN +/- 20% OF THE BENCHMARK. THE PORTFOLIO NORMALLY INVESTS IN BONDS DIVERSIFIED AMONG SEVERAL CATEGORIES, INCLUDING: U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES ("ABS"), AND CORPORATE BONDS. THE PORTFOLIO MAY INVEST UP TO 5% OF ITS ASSETS IN NON-INVESTMENT GRADE BONDS AND UP TO 10% OF ITS ASSETS IN NON-DOLLAR DENOMINATED BONDS OF ISSUERS LOCATED OUTSIDE OF THE UNITED STATES. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE TOTAL RETURN.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. AT THEIR NOVEMBER 6, 2002 MEETING, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") ELECTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 50 BASIS POINTS ("BPS") TO 1.25%, CITING GREATER ECONOMIC UNCERTAINTY AND GEOPOLITICAL RISKS. THE FIXED INCOME MARKET WAS CHARACTERIZED BY A REVERSAL OF THE "FLIGHT TO QUALITY" THAT HAD BEEN PREVALENT IN THE MARKET THROUGH MUCH OF 2002. AS A RESULT, MOST OF THE MAJOR NON-TREASURY PRODUCTS OUTPERFORMED COMPARABLE DURATION TREASURY SECURITIES.

     o THROUGHOUT THE FIRST QUARTER OF THE FISCAL YEAR, THE PORTFOLIO REDUCED TREASURY HOLDINGS IN FAVOR OF ASSET-BACKED SECURITIES AND AGENCIES. THESE ALLOCATIONS HELPED RELATIVE PERFORMANCE AS SHORT-DURATION NON-TREASURY SECTORS OUTPERFORMED COMPARABLE DURATION TREASURIES. MORTGAGES PERFORMED WELL DURING THE QUARTER DESPITE RECORD REFINANCING. THE PORTFOLIO CONTINUED TO BE BIASED TOWARDS LOWER COUPON ISSUES. THIS BENEFITED PERFORMANCE AS LOWER COUPON ISSUES OUTPERFORMED HIGHER COUPON ISSUES DURING THE QUARTER.

     o DURING THE SECOND QUARTER OF THE FISCAL YEAR, THE PORTFOLIO DECREASED ITS EXPOSURE TO TREASURIES IN FAVOR OF INCREASED EXPOSURE TO ABS. THIS AIDED PERFORMANCE AS THE SECTOR OUTPERFORMED COMPARABLE DURATION TREASURIES. PERFORMANCE ALSO BENEFITED SIGNIFICANTLY FROM THE PORTFOLIO'S ALLOCATION TO THE CORPORATE SECTOR, WHICH OUTPERFORMED COMPARABLE DURATION TREASURIES DURING THE QUARTER. THE PORTFOLIO'S ALLOCATION TO SHORT-DURATION MORTGAGES, INCLUDING ADJUSTABLE RATE MORTGAGES, WAS ANOTHER POSITIVE CONTRIBUTOR.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, THE FOMC VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BPS TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. AIDING PERFORMANCE WAS THE PORTFOLIO'S OVERWEIGHT IN THE CORPORATE SECTOR, WHICH OUTPERFORMED COMPARABLE DURATION TREASURIES.

    o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 2.04%, THE 2-YEAR YIELD FELL TO 1.46% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED, THUS ADDING TO MARKET VOLATILITY. THE PORTFOLIO'S MORTGAGE AND AGENCY ALLOCATIONS DETRACTED FROM PERFORMANCE AS BOTH SECTORS UNDERPERFORMED DURATION-ADJUSTED TREASURIES.

     o THE PORTFOLIO'S POSITIONING IN THE 2- TO 5-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, JANUARY, AND JUNE. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LOW DURATION
        BOND PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX FROM
                     INCEPTION AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              MERRILL LYNCH
               INSTITUTIONAL CLASS   INVESTOR A CLASS    1-3 YEAR TREASURY INDEX
7/17/92               $10,000             $9,699                $10,000
9/30/92               $10,078             $9,775                $10,175
12/31/92              $10,136             $9,831                $10,194
3/31/93               $10,294             $9,985                $10,419
6/30/93               $10,469            $10,154                $10,531
9/30/93               $10,621            $10,301                $10,682
12/31/93              $10,711            $10,389                $10,745
3/31/94               $10,692            $10,370                $10,692
6/30/94               $10,713            $10,391                $10,701
9/30/94               $10,838            $10,512                $10,806
12/31/94              $10,861            $10,534                $10,806
3/31/95               $11,216            $10,878                $11,169
6/30/95               $11,522            $11,176                $11,527
9/30/95               $11,769            $11,415                $11,701
12/31/95              $12,002            $11,641                $11,995
3/31/96               $12,015            $11,635                $12,035
6/30/96               $12,147            $11,748                $12,157
9/30/96               $12,345            $11,926                $12,357
12/31/96              $12,607            $12,165                $12,592
3/31/97               $12,665            $12,207                $12,676
6/30/97               $12,938            $12,456                $12,955
9/30/97               $13,195            $12,688                $13,209
12/31/97              $13,370            $12,841                $13,430
3/31/98               $13,587            $13,035                $13,628
6/30/98               $13,807            $13,230                $13,836
9/30/98               $14,156            $13,548                $14,262
12/31/98              $14,257            $13,629                $14,370
3/31/99               $14,424            $13,773                $14,456
6/30/99               $14,521            $13,849                $14,539
9/30/99               $14,709            $14,012                $14,722
12/31/99              $14,836            $14,116                $14,811
3/31/00               $15,030            $14,284                $14,996
6/30/00               $15,273            $14,498                $15,253
9/30/00               $15,634            $14,824                $15,574
12/31/00              $16,062            $15,212                $15,995
3/31/01               $16,505            $15,629                $16,436
6/30/01               $16,693            $15,773                $16,629
9/30/01               $17,231            $16,262                $17,191
12/31/01              $17,303            $16,327                $17,322
3/31/02               $17,347            $16,333                $17,323
6/30/02               $17,734            $16,678                $17,735
9/30/02               $18,148            $17,064                $18,162
12/31/02              $18,330            $17,203                $18,319
3/31/03               $18,434            $17,285                $18,427
6/30/03               $18,618            $17,460                $18,559
9/30/03               $18,661            $17,485                $18,638



                      FOR PERIOD ENDING SEPTEMBER 30, 2003

----------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]   3 Year       5 Year       10 Year     From Inception
                                          ---------------   ------       ------      --------     --------------
  BlackRock Class                             2.98%         6.27%         5.84%       5.90%            5.81%
  Institutional Class                         2.82%         6.07%         5.68%       5.80%            5.72%
  Service Class                               2.52%         5.76%         5.37%       5.55%            5.50%
  Investor A Class (Load Adjusted)           (0.63)%        4.60%         4.59%       5.11%            5.11%
  Investor A Class (NAV)                      2.47%         5.66%         5.23%       5.43%            5.40%
  Investor B Class (Load Adjusted)           (2.79)%        3.77%         4.09%       4.88%            4.91%
  Investor B Class (NAV)                      1.70%         4.84%         4.43%       4.88%            4.91%
  Investor C Class (Load Adjusted)            0.71%         4.84%         4.43%       4.88%            4.91%
  Investor C Class (NAV)                      1.70%         4.84%         4.43%       4.88%            4.91%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 7/17/92; SERVICE, 1/12/96; INVESTOR A SHARES, 1/12/96; INVESTOR B SHARES, 11/18/96; INVESTOR C SHARES, 2/24/97; AND BLACKROCK SHARES, 6/3/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

TOTAL NET ASSETS (9/30/03): $317.1 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX

INVESTMENT APPROACH

     PURSUES CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN THE HIGHEST RATED GOVERNMENT AND AGENCY BONDS THAT ALLOW IT TO MAINTAIN AN AVERAGE PORTFOLIO DURATION THAT IS WITHIN +/- 20% OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX. THE PORTFOLIO NORMALLY INVESTS IN BONDS THAT ARE ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT AND ITS AGENCIES. THE PORTFOLIO MANAGEMENT TEAM SELECTS BONDS FROM SEVERAL CATEGORIES, INCLUDING: U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES, AND CORPORATE BONDS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. AT THEIR NOVEMBER 6, 2002 MEETING, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") ELECTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 50 BASIS POINTS ("BPS") TO 1.25%, CITING GREATER ECONOMIC UNCERTAINTY AND GEOPOLITICAL RISKS. THE FIXED INCOME MARKET WAS CHARACTERIZED BY A REVERSAL OF THE "FLIGHT TO QUALITY" THAT HAD BEEN PREVALENT IN THE MARKET THROUGH MUCH OF 2002. AS A RESULT, MOST OF THE MAJOR NON-TREASURY PRODUCTS OUTPERFORMED COMPARABLE DURATION TREASURY SECURITIES.

     o THE PORTFOLIO WAS OVERWEIGHT MORTGAGES VERSUS THE BENCHMARK FOR THE FIRST HALF OF THE FISCAL YEAR, WHICH GREATLY BENEFITED PERFORMANCE. POSITIVE SECURITY SELECTION IN THE SECTOR BOOSTED PERFORMANCE FOR THE FIRST QUARTER OF THE FISCAL YEAR AS THE PORTFOLIO FAVORED 15-YEAR ISSUES, WHICH OUTPERFORMED THEIR 30-YEAR COUNTERPARTS. THIS DYNAMIC REVERSED DURING THE SECOND QUARTER OF THE FISCAL YEAR, HOWEVER, AS 30-YEAR ISSUES GENERALLY OUTPERFORMED 15-YEAR SECURITIES. POSITIVE CONTRIBUTORS TO PERFORMANCE DURING THE SECOND QUARTER OF THE FISCAL YEAR INCLUDED ALLOCATIONS TO ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BASIS POINTS ("BPS") TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. PERFORMANCE WAS HURT BY THE PORTFOLIO'S UNDERWEIGHT IN U.S. AGENCY SECURITIES AS THE SECTOR RETURNED 23 BPS OVER COMPARABLE DURATION TREASURIES. ON THE OTHER HAND, THE PORTFOLIO'S OVERWEIGHT IN MORTGAGE-BACKED SECURITIES ("MBS") BENEFITED PERFORMANCE AS THE SECTOR SLIGHTLY OUTPERFORMED COMPARABLE DURATION TREASURIES. FURTHER BENEFITING PERFORMANCE WAS THE PORTFOLIO'S OVERWEIGHT IN ASSET-BACKED SECURITIES AS THE GROUP RETURNED 51 BASIS POINTS OVER COMPARABLE DURATION TREASURIES.

     o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 4.60%, THE 10-YEAR YIELD FELL TO 3.94% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED. AS A RESULT, RESIDENTIAL MBS UNDERPERFORMED DURATION-ADJUSTED TREASURIES BY 119 BPS. THE PORTFOLIO'S WEIGHTING TO MBS WAS INITIALLY INCREASED DURING LATE JULY WHEN THE SELLING PRESSURE WAS MOST INTENSE, AND WAS LATER REDUCED SIGNIFICANTLY IN SEPTEMBER AS PRICES BEGAN TO RECOVER. THESE TACTICAL SHIFTS IN MORTGAGE ALLOCATION PROVED TO BE BENEFICIAL TO PERFORMANCE, AS WAS THE PORTFOLIO'S EMPHASIS ON LOWER COUPONS AND 15-YEAR ISSUES.

     o THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX
                  FROM INCEPTION AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             LEHMAN BROTHERS
                                                              INTERMEDIATE
               INSTITUTIONAL CLASS   INVESTOR A CLASS       GOVERNMENT INDEX
4/20/92               $10,000             $9,597                  $10,000
6/30/92               $10,276             $9,862                  $10,321
9/30/92               $10,714            $10,283                  $10,773
12/31/92              $10,626            $10,197                  $10,737
3/31/93               $10,986            $10,543                  $11,139
6/30/93               $11,216            $10,764                  $11,358
9/30/93               $11,452            $10,986                  $11,597
12/31/93              $11,454            $10,979                  $11,616
3/31/94               $11,182            $10,710                  $11,401
6/30/94               $11,045            $10,572                  $11,337
9/30/94               $11,099            $10,616                  $11,423
12/31/94              $11,072            $10,584                  $11,413
3/31/95               $11,568            $11,051                  $11,888
6/30/95               $12,057            $11,511                  $12,444
9/30/95               $12,240            $11,676                  $12,636
12/31/95              $12,598            $12,017                  $13,059
3/31/96               $12,531            $11,928                  $12,969
6/30/96               $12,607            $11,986                  $13,057
9/30/96               $12,831            $12,184                  $13,281
12/31/96              $13,153            $12,476                  $13,589
3/31/97               $13,150            $12,459                  $13,584
6/30/97               $13,518            $12,792                  $13,964
9/30/97               $13,867            $13,107                  $14,321
12/31/97              $14,170            $13,378                  $14,638
3/31/98               $14,381            $13,561                  $14,858
6/30/98               $14,657            $13,805                  $15,133
9/30/98               $15,230            $14,328                  $15,838
12/31/98              $15,249            $14,329                  $15,878
3/31/99               $15,275            $14,337                  $15,835
6/30/99               $15,194            $14,244                  $15,804
9/30/99               $15,344            $14,368                  $15,964
12/31/99              $15,376            $14,395                  $15,957
3/31/00               $15,626            $14,597                  $16,218
6/30/00               $15,896            $14,847                  $16,513
9/30/00               $16,348            $15,252                  $16,956
12/31/00              $16,951            $15,795                  $17,628
3/31/01               $17,494            $16,282                  $18,157
6/30/01               $17,566            $16,346                  $18,233
9/30/01               $18,457            $17,169                  $19,138
12/31/01              $18,436            $17,114                  $19,112
3/31/02               $18,422            $17,081                  $19,061
6/30/02               $19,081            $17,670                  $19,799
9/30/02               $19,928            $18,432                  $20,753
12/31/02              $20,106            $18,574                  $20,955
3/31/03               $20,283            $18,733                  $21,149
6/30/03               $20,649            $19,031                  $21,506
9/30/03               $20,545            $18,912                  $21,477



                      FOR PERIOD ENDING SEPTEMBER 30, 2003

-------------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]     3 Year       5 Year      10 Year       From Inception
                                          ---------------     ------       ------      --------      --------------
  Institutional Class                         3.09%           7.91%        6.17%       6.02%           6.49%
  Service Class                               2.79%           7.56%        5.84%       5.70%           6.21%
  Investor A Class (Load Adjusted)           (1.48)%          5.99%        4.84%       5.15%           5.72%
  Investor A Class (NAV)                      2.60%           7.43%        5.71%       5.58%           6.11%
  Investor B Class (Load Adjusted)           (2.58)%          5.58%        4.56%       5.02%           5.61%
  Investor B Class (NAV)                      1.84%           6.62%        4.89%       5.02%           5.61%
  Investor C Class (Load Adjusted)            0.86%           6.65%        4.91%       5.03%           5.62%
  Investor C Class (NAV)                      1.84%           6.65%        4.91%       5.03%           5.62%
-------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 5/11/92; SERVICE SHARES, 7/29/93; INVESTOR C SHARES, 10/8/96; AND INVESTOR B SHARES, 10/11/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                           INTERMEDIATE BOND PORTFOLIO

TOTAL NET ASSETS (9/30/03): $884.3 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

INVESTMENT APPROACH

     PURSUES CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS THAT ALLOW IT TO MAINTAIN AN AVERAGE PORTFOLIO DURATION THAT IS WITHIN +/-20% OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN BONDS AND ONLY BUYS SECURITIES RATED INVESTMENT GRADE AT THE TIME OF PURCHASE BY AT LEAST ONE MAJOR RATING AGENCY, OR DETERMINED BY THE PORTFOLIO MANAGEMENT TEAM TO BE OF SIMILAR QUALITY. THE PORTFOLIO MANAGEMENT TEAM SELECTS BONDS FROM SEVERAL CATEGORIES, INCLUDING: U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES, AND CORPORATE BONDS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. AT THEIR NOVEMBER 6, 2002 MEETING, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") ELECTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 50 BASIS POINTS ("BPS") TO 1.25%, CITING GREATER ECONOMIC UNCERTAINTY AND GEOPOLITICAL RISKS. THE FIXED INCOME MARKET WAS CHARACTERIZED BY A REVERSAL OF THE "FLIGHT TO QUALITY" THAT HAD BEEN PREVALENT IN THE MARKET THROUGH MUCH OF 2002. AS A RESULT, MOST OF THE MAJOR NON-TREASURY PRODUCTS OUTPERFORMED COMPARABLE DURATION TREASURY SECURITIES.

     o DURING THE FIRST QUARTER OF THE FISCAL YEAR, ISSUE SELECTION WAS ADDITIVE TO PERFORMANCE AS LONGER DURATION CORPORATES OUTPERFORMED. IN OCTOBER, LOWER COUPON MORTGAGE-BACKED SECURITIES ("MBS") OUTPERFORMED HIGHER COUPON MBS AS THE MORTGAGE BANKERS ASSOCIATION REFINANCE INDEX REACHED AN ALL-TIME HIGH. SECURITY SELECTION WITHIN MBS CONTRIBUTED POSITIVELY TO PERFORMANCE AS THE PORTFOLIO WAS BIASED TOWARDS LOWER COUPON ISSUES DURING THE QUARTER.

     o DURING THE SECOND QUARTER OF THE FISCAL YEAR, THE PORTFOLIO WAS OVERWEIGHT THE MORTGAGE SECTOR. THIS POSITIONING AIDED PERFORMANCE AS MORTGAGES OUTPERFORMED COMPARABLE DURATION TREASURIES FOR THE QUARTER.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, THE FOMC VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BPS TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. AS MARKET PARTICIPANTS WERE DISAPPOINTED NOT TO HAVE RECEIVED MORE MONETARY STIMULUS, THE 10-YEAR YIELD ROSE IN THE DAYS FOLLOWING THE ANNOUNCEMENT AND CLOSED THE QUARTER AT 3.51%. DETRACTING FROM PERFORMANCE WAS THE PORTFOLIO'S UNDERWEIGHT POSITION IN THE CORPORATE SECTOR, WHICH RETURNED 208 BPS OVER COMPARABLE DURATION TREASURIES. ISSUE SELECTION WITHIN THE SECTOR WAS POSITIVE, HOWEVER. THE PORTFOLIO'S ALLOCATION TO ASSET-BACKED SECURITIES WAS ALSO ADDITIVE TO PERFORMANCE.

     o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 4.60%, THE 10-YEAR YIELD FELL TO 3.94% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED, THUS ADDING TO MARKET VOLATILITY. AFTER THE YIELD DIFFERENCE BETWEEN TREASURY AND NON-TREASURY SECTORS WIDENED DRAMATICALLY IN JULY, THE PORTFOLIO INCREASED ITS ALLOCATION TO NON-TREASURY SECTORS SUCH AS AGENCIES AND MORTGAGE-BACKED SECURITIES. THIS POSITIVELY CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE FOR THE QUARTER AS SPREADS TIGHTENED IN AUGUST AND SEPTEMBER. THE PORTFOLIO'S UNDERWEIGHT POSITION IN THE CORPORATE SECTOR DETRACTED FROM PERFORMANCE.

     o THE PORTFOLIO'S YIELD CURVE POSITIONING (PRIMARILY FOCUSED ON THE 7-YEAR PORTION OF THE CURVE) DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND
  PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX FROM
                     INCEPTION AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           LEHMAN BROTHERS
                                                             INTERMEDIATE
               INSTITUTIONAL CLASS   INVESTOR A CLASS   GOVERNMENT/CREDIT INDEX
9/17/93               $10,000             $9,597                $10,000
9/30/93               $10,010             $9,607                $10,041
12/31/93               $9,954             $9,544                $10,058
3/31/94                $9,676             $9,271                 $9,854
6/30/94                $9,595             $9,187                 $9,794
9/30/94                $9,658             $9,239                 $9,874
12/31/94               $9,647             $9,222                 $9,863
3/31/95               $10,047             $9,599                $10,295
6/30/95               $10,501            $10,026                $10,809
9/30/95               $10,697            $10,195                $10,987
12/31/95              $11,053            $10,525                $11,373
3/31/96               $10,968            $10,442                $11,279
6/30/96               $11,048            $10,506                $11,350
9/30/96               $11,243            $10,679                $11,551
12/31/96              $11,529            $10,938                $11,834
3/31/97               $11,523            $10,920                $11,821
6/30/97               $11,865            $11,231                $12,170
9/30/97               $12,187            $11,522                $12,498
12/31/97              $12,406            $11,715                $12,766
3/31/98               $12,603            $11,887                $12,964
6/30/98               $12,828            $12,085                $13,208
9/30/98               $13,260            $12,478                $13,800
12/31/98              $13,286            $12,487                $13,840
3/31/99               $13,358            $12,540                $13,814
6/30/99               $13,302            $12,473                $13,760
9/30/99               $13,406            $12,556                $13,887
12/31/99              $13,417            $12,551                $13,894
3/31/00               $13,645            $12,736                $14,103
6/30/00               $13,893            $12,952                $14,341
9/30/00               $14,329            $13,358                $14,754
12/31/00              $14,856            $13,833                $15,300
3/31/01               $15,364            $14,289                $15,818
6/30/01               $15,453            $14,340                $15,924
9/30/01               $16,224            $15,039                $16,657
12/31/01              $16,176            $14,993                $16,671
3/31/02               $16,218            $15,014                $16,634
6/30/02               $16,729            $15,469                $17,226
9/30/02               $17,475            $16,140                $18,006
12/31/02              $17,805            $16,431                $18,311
3/31/03               $18,103            $16,691                $18,587
6/30/03               $18,622            $17,138                $19,092
9/30/03               $18,594            $17,114                $19,089



                      FOR PERIOD ENDING SEPTEMBER 30, 2003

------------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]    3 Year       5 Year      10 Year       From Inception
                                          ---------------    ------       ------      --------      -------------
  BlackRock Class                             6.56%          9.23%         7.15%       6.48%            6.47%
  Institutional Class                         6.40%          9.07%         6.99%       6.39%            6.37%
  Service Class                               6.08%          8.75%         6.68%       6.08%            6.06%
  Investor A Class (Load Adjusted)            1.78%          7.14%         5.66%       5.51%            5.50%
  Investor A Class (NAV)                      6.03%          8.61%         6.52%       5.94%            5.93%
  Investor B Class (Load Adjusted)            0.74%          6.79%         5.41%       5.50%            5.49%
  Investor B Class (NAV)                      5.24%          7.80%         5.73%       5.50%            5.49%
  Investor C Class (Load Adjusted)            4.24%          7.80%         5.75%       5.51%            5.50%
  Investor C Class (NAV)                      5.24%          7.80%         5.75%       5.51%            5.50%
------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/17/93; SERVICE SHARES, 9/23/93; INVESTOR A SHARES, 5/20/94; INVESTOR B SHARES, 2/5/98; BLACKROCK SHARES, 5/1/98 AND INVESTOR C SHARES, 10/16/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        CORE BOND TOTAL RETURN PORTFOLIO

TOTAL NET ASSETS (9/30/03): $2.3 BILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS U.S. AGGREGATE INDEX

INVESTMENT APPROACH

     PURSUES A TOTAL RETURN THAT EXCEEDS THAT OF THE LEHMAN BROTHERS U.S. AGGREGATE INDEX BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS THAT ALLOW IT TO MAINTAIN AN AVERAGE PORTFOLIO DURATION THAT IS WITHIN +/- 20% OF THE INDEX. THE PORTFOLIO MANAGEMENT TEAM SELECTS BONDS FROM SEVERAL CATEGORIES, INCLUDING:
U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES, AND CORPORATE BONDS. THE PORTFOLIO MAY INVEST UP TO 10% OF ITS ASSETS IN NON-DOLLAR DENOMINATED BONDS OF ISSUERS LOCATED OUTSIDE OF THE UNITED STATES. THE PORTFOLIO'S INVESTMENT IN NON-DOLLAR DENOMINATED BONDS MAY BE ON A CURRENCY HEDGED OR UNHEDGED BASIS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE TOTAL RETURN.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. AT THEIR NOVEMBER 6, 2002 MEETING, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") ELECTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 50 BASIS POINTS ("BPS") TO 1.25%, CITING GREATER ECONOMIC UNCERTAINTY AND GEOPOLITICAL RISKS. AGAINST THIS BACKDROP, TREASURIES WITNESSED CONSIDERABLE VOLATILITY DURING THE FIRST QUARTER OF THE PERIOD. SUBSEQUENTLY, THE YIELD ON THE 10-YEAR TREASURY BOND REACHED ALMOST 3.5% IN EARLY MARCH, BUT THEN ROSE TO FINISH THE SECOND QUARTER OF THE FISCAL YEAR AT 3.8%.

     o THE PORTFOLIO'S MORTGAGE POSITIONING WAS A SOLID CONTRIBUTOR TO PERFORMANCE FOR THE FIRST HALF OF THE FISCAL YEAR AS SECURITY SELECTION AIDED RETURNS. THE PORTFOLIO'S SECURITY SELECTION WITHIN THE CORPORATE SECTOR ALSO CONTRIBUTED TO PERFORMANCE FOR THE FIRST HALF OF THE FISCAL YEAR. MAINTAINING AN ALLOCATION TO CERTAIN CORPORATIONS THAT HAD BEEN TROUBLED OVER THE PAST SEVERAL QUARTERS WAS PARTICULARLY BENEFICIAL TO THE PORTFOLIO DURING THE FIRST QUARTER OF THE FISCAL YEAR AS THEIR PRICES APPRECIATED CONSIDERABLY IN THE OCTOBER/NOVEMBER 2002 EQUITY RALLY. THE PORTFOLIO'S DURATION POSITIONING WAS ALSO ADDITIVE TO RELATIVE PERFORMANCE.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, THE FOMC VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BPS TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. THE PORTFOLIO'S UNDERWEIGHT POSITION IN THE AGENCY SECTOR DETRACTED FROM PERFORMANCE DURING THE QUARTER AS AGENCY SECURITIES RETURNED 23 BPS OVER COMPARABLE DURATION TREASURIES. FURTHER DETRACTING FROM PERFORMANCE WAS THE PORTFOLIO'S UNDERWEIGHT POSITION IN THE CORPORATE SECTOR, ALTHOUGH ISSUE SELECTION WAS POSITIVE. WITHIN THE MORTGAGE SECTOR, THE PORTFOLIO'S LOWER COUPON BIAS BENEFITED PERFORMANCE.

     o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 4.60%, THE 10-YEAR YIELD FELL TO 3.94% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED, THUS ADDING TO MARKET VOLATILITY. AFTER THE YIELD DIFFERENCE BETWEEN TREASURY AND NON-TREASURY SECTORS WIDENED DRAMATICALLY IN JULY, THE PORTFOLIO INCREASED ITS ALLOCATION TO NON-TREASURY SECTORS SUCH AS AGENCIES, MORTGAGE-BACKED SECURITIES, AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THIS POSITIVELY CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE FOR THE QUARTER AS SPREADS TIGHTENED IN AUGUST AND SEPTEMBER.

     o THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE BOND TOTAL RETURN PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION
                          AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             LEHMAN BROTHERS
               INSTITUTIONAL CLASS    INVESTOR A CLASS     U.S. AGGREGATE INDEX
12/9/92               $10,000              $9,597                  $10,000
12/31/92              $10,033              $9,628                  $10,031
3/31/93               $10,416              $9,996                  $10,446
6/30/93               $10,688             $10,257                  $10,724
9/30/93               $11,021             $10,577                  $11,003
12/31/93              $11,005             $10,561                  $11,009
3/31/94               $10,715             $10,283                  $10,693
6/30/94               $10,612             $10,184                  $10,583
9/30/94               $10,695             $10,264                  $10,647
12/31/94              $10,749             $10,315                  $10,688
3/31/95               $11,269             $10,815                  $11,227
6/30/95               $11,931             $11,450                  $11,911
9/30/95               $12,166             $11,676                  $12,145
12/31/95              $12,703             $12,191                  $12,662
3/31/96               $12,403             $11,890                  $12,437
6/30/96               $12,476             $11,947                  $12,508
9/30/96               $12,726             $12,171                  $12,738
12/31/96              $13,161             $12,573                  $13,120
3/31/97               $13,125             $12,523                  $13,047
6/30/97               $13,564             $12,927                  $13,528
9/30/97               $14,003             $13,330                  $13,979
12/31/97              $14,348             $13,643                  $14,391
3/31/98               $14,581             $13,848                  $14,613
6/30/98               $14,926             $14,160                  $14,954
9/30/98               $15,483             $14,669                  $15,586
12/31/98              $15,520             $14,687                  $15,639
3/31/99               $15,498             $14,649                  $15,559
6/30/99               $15,346             $14,488                  $15,422
9/30/99               $15,457             $14,575                  $15,528
12/31/99              $15,424             $14,527                  $15,509
3/31/00               $15,810             $14,874                  $15,851
6/30/00               $16,082             $15,095                  $16,127
9/30/00               $16,584             $15,566                  $16,613
12/31/00              $17,310             $16,228                  $17,312
3/31/01               $17,827             $16,710                  $17,837
6/30/01               $17,848             $16,710                  $17,938
9/30/01               $18,747             $17,531                  $18,765
12/31/01              $18,729             $17,494                  $18,773
3/31/02               $18,736             $17,480                  $18,791
6/30/02               $19,417             $18,093                  $19,485
9/30/02               $20,127             $18,714                  $20,378
12/31/02              $20,542             $19,102                  $20,699
3/31/03               $20,865             $19,366                  $20,987
6/30/03               $21,419             $19,863                  $21,512
9/30/03               $21,372             $19,822                  $21,481



                      FOR PERIOD ENDING SEPTEMBER 30, 2003

-----------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]     3 Year       5 Year      10 Year     From Inception
                                          ---------------     ------       ------      --------    -------------
  BlackRock Class                             6.33%           9.05%        6.86%       6.97%           7.39%
  Institutional Class                         6.19%           8.82%        6.66%       6.85%           7.28%
  Service Class                               5.98%           8.50%        6.34%       6.60%           7.05%
  Investor A Class (Load Adjusted)            1.65%           6.93%        5.35%       6.05%           6.53%
  Investor A Class (NAV)                      5.92%           8.39%        6.21%       6.48%           6.94%
  Investor B Class (Load Adjusted)            0.63%           6.57%        5.10%       5.88%           6.39%
  Investor B Class (NAV)                      5.13%           7.59%        5.42%       5.88%           6.39%
  Investor C Class (Load Adjusted)            4.02%           7.59%        5.42%       5.88%           6.38%
  Investor C Class (NAV)                      5.02%           7.59%        5.42%       5.88%           6.38%
-----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12/9/92; SERVICE SHARES, 1/12/96; INVESTOR A SHARES, 1/31/96; INVESTOR B SHARES, 3/18/96; INVESTOR C SHARES, 2/28/97; AND BLACKROCK SHARES, 5/1/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        CORE PLUS TOTAL RETURN PORTFOLIO

TOTAL NET ASSETS (9/30/03): $224.3 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS U.S. AGGREGATE INDEX

INVESTMENT APPROACH

     PURSUES A TOTAL RETURN THAT EXCEEDS THAT OF THE LEHMAN BROTHERS U.S. AGGREGATE INDEX BY INVESTING PRIMARILY IN BONDS THAT ALLOW IT TO MAINTAIN AN AVERAGE PORTFOLIO DURATION THAT IS WITHIN +/- 20% OF THE BENCHMARK. THE PORTFOLIO MANAGEMENT TEAM INVESTS PRIMARILY IN DOLLAR-DENOMINATED INVESTMENT-GRADE BONDS, BUT MAY INVEST UP TO 20% OF ITS ASSETS IN ANY COMBINATION OF NON-INVESTMENT-GRADE BONDS (HIGH YIELD OR JUNK BONDS), NON-DOLLAR DENOMINATED BONDS, AND BONDS OF EMERGING MARKET ISSUERS. THE PORTFOLIO MANAGEMENT TEAM SELECTS BONDS FROM SEVERAL CATEGORIES, INCLUDING: U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES, AND CORPORATE BONDS. THE PORTFOLIO'S INVESTMENT IN NON-DOLLAR DENOMINATED BONDS MAY BE ON A CURRENCY HEDGED OR UNHEDGED BASIS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE TOTAL RETURN.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. AT THEIR NOVEMBER 6, 2002 MEETING, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") ELECTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 50 BASIS POINTS ("BPS") TO 1.25%, CITING GREATER ECONOMIC UNCERTAINTY AND GEOPOLITICAL RISKS. AGAINST THIS BACKDROP, TREASURIES WITNESSED CONSIDERABLE VOLATILITY DURING THE FIRST QUARTER OF THE PERIOD. SUBSEQUENTLY, THE YIELD ON THE 10-YEAR TREASURY BOND REACHED ALMOST 3.5% IN EARLY MARCH, BUT THEN ROSE TO FINISH THE SECOND QUARTER OF THE FISCAL YEAR AT 3.8%.

     o THE PORTFOLIO'S ALLOCATION TO THE HIGH YIELD AND EMERGING MARKETS SECTORS WAS THE KEY TO ITS STRONG PERFORMANCE FOR THE FIRST HALF OF THE FISCAL YEAR. HIGH YIELD AND EMERGING MARKETS ISSUES OUTPERFORMED COMPARABLE DURATION TREASURIES AS RISK APPETITES GRADUALLY INCREASED ON THE BACK OF INVESTORS' ANTICIPATION THAT THE MUDDYING EFFECTS OF GEOPOLITICAL CONCERNS WOULD DIMINISH OVER THE NEAR- TO MID-TERM.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, 2003 THE FOMC VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BPS TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. AS MARKET PARTICIPANTS WERE DISAPPOINTED NOT TO HAVE RECEIVED MORE MONETARY STIMULUS, THE 10-YEAR YIELD ROSE IN THE DAYS FOLLOWING THE ANNOUNCEMENT AND CLOSED THE QUARTER AT 3.51%. THE PORTFOLIO'S ALLOCATION TO NON-U.S. OBLIGATIONS BENEFITED PERFORMANCE AS ITS HOLDINGS IN EUROPEAN, CANADIAN, AND SWEDISH BONDS OUTPERFORMED U.S. TREASURIES. DURING THE QUARTER, THE EUROPEAN CENTRAL BANK ("ECB") CUT INTEREST RATES BY 50 BPS, CITING CONCERNS OVER GROWTH AS WELL AS THE ECONOMIC IMPACT OF THE EURO'S APPRECIATION. THE PORTFOLIO'S HIGH YIELD AND EMERGING MARKET ALLOCATIONS ALSO BENEFITED PERFORMANCE.

     o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 4.60%, THE 10-YEAR YIELD FELL TO 3.94% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED, THUS ADDING TO MARKET VOLATILITY. ALLOCATIONS TO HIGH YIELD AND NON-U.S. OBLIGATIONS AGAIN AIDED PERFORMANCE. THE PORTFOLIO'S UNDERWEIGHT IN MORTGAGES COUPLED WITH POSITIVE ISSUE SELECTION WAS ANOTHER POSITIVE CONTRIBUTOR.

     o THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE PLUS TOTAL RETURN PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION
                            AND AT EACH QUARTER-END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             LEHMAN BROTHERS
               INSTITUTIONAL CLASS     INVESTOR A CLASS    U.S. AGGREGATE INDEX
12/7/01               $10,000               $9,597               $10,000
12/31/01              $10,099               $9,691               $10,086
3/31/02               $10,061               $9,648               $10,095
6/30/02               $10,358               $9,921               $10,468
9/30/02               $10,721              $10,257               $10,948
12/31/02              $10,992              $10,507               $11,120
3/31/03               $11,143              $10,642               $11,275
6/30/03               $11,489              $10,963               $11,557
9/30/03               $11,455              $10,921               $11,540



                      FOR PERIOD ENDING SEPTEMBER 30, 2003
-----------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN

                                     1 Year[DIAMOND]     From Inception
                                     ---------------     --------------
  BlackRock Class                         7.00%              7.95%
  Institutional Class                     6.84%              7.78%
  Service Class                           6.53%              7.60%
  Investor A Class (Load Adjusted)        2.21%              4.98%
  Investor A Class (NAV)                  6.47%              7.39%
  Investor B Class (Load Adjusted)        1.18%              4.61%
  Investor B Class (NAV)                  5.68%              6.72%
  Investor C Class (Load Adjusted)        4.68%              6.72%
  Investor C Class (NAV)                  5.68%              6.72%
-----------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 12/7/01. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON
HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                           GOVERNMENT INCOME PORTFOLIO

TOTAL NET ASSETS (9/30/03): $170.0 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS MORTGAGE/MERRILL LYNCH 10-YEAR TREASURY INDEX

INVESTMENT APPROACH

     PURSUES CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN THE HIGHEST RATED GOVERNMENT AND AGENCY BONDS AND IN MORTGAGES GUARANTEED BY THE U.S. GOVERNMENT. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN BONDS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT AND ITS AGENCIES. SECURITIES PURCHASED FOR THE PORTFOLIO ARE RATED IN THE HIGHEST RATING CATEGORY (AAA OR Aaa) AT THE TIME OF PURCHASE BY AT LEAST ONE MAJOR RATING AGENCY OR ARE DETERMINED BY THE PORTFOLIO MANAGEMENT TEAM TO BE OF SIMILAR QUALITY. THE PORTFOLIO MANAGEMENT TEAM SELECTS BONDS FROM SEVERAL CATEGORIES, INCLUDING: U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES, AND CORPORATE BONDS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o DURING THE FIRST HALF OF THE FISCAL YEAR, THE FIXED INCOME MARKET WAS CHARACTERIZED BY A REVERSAL OF THE "FLIGHT TO QUALITY" THAT HAD BEEN PREVALENT IN THE MARKET THROUGH MUCH OF 2002. AS A RESULT, MOST OF THE MAJOR NON-TREASURY PRODUCTS OUTPERFORMED COMPARABLE DURATION TREASURY SECURITIES. THE PORTFOLIO WAS OVERWEIGHT MORTGAGES VERSUS THE BENCHMARK FOR THE FIRST HALF OF THE FISCAL YEAR, WHICH GREATLY BENEFITED PERFORMANCE. POSITIVE SECURITY SELECTION IN THE SECTOR BOOSTED PERFORMANCE FOR THE FIRST QUARTER OF THE FISCAL YEAR AS THE PORTFOLIO FAVORED 15-YEAR ISSUES, WHICH OUTPERFORMED THEIR 30-YEAR COUNTERPARTS. THIS DYNAMIC REVERSED DURING THE SECOND QUARTER OF THE FISCAL YEAR, HOWEVER, AS 30-YEAR ISSUES GENERALLY OUTPERFORMED 15-YEAR SECURITIES.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BASIS POINTS ("BPS") TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. PERFORMANCE BENEFITED FROM THE PORTFOLIO'S OVERWEIGHT IN U.S. AGENCY SECURITIES AS THE SECTOR RETURNED 23 BPS OVER COMPARABLE DURATION TREASURIES. THE PORTFOLIO'S OVERWEIGHT IN MORTGAGE-BACKED SECURITIES ("MBS") ALSO BENEFITED PERFORMANCE AS THE SECTOR SLIGHTLY OUTPERFORMED COMPARABLE DURATION TREASURIES. LOWER COUPON ISSUES OUTPERFORMED HIGHER COUPON SECURITIES, WHILE 30-YEAR ISSUES OUTPERFORMED 15-YEAR SECURITIES. HISTORICALLY LOW INTEREST RATES IN MAY AND JUNE STIMULATED A MASSIVE MORTGAGE REFINANCING WAVE. AT THE END OF MAY, THE MORTGAGE BANKERS ASSOCIATION REFINANCE INDEX REACHED AN ALL-TIME HIGH OF 9978.

     o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 4.60%, THE 10-YEAR YIELD FELL TO 3.94% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED. AS A RESULT, RESIDENTIAL MBS UNDERPERFORMED DURATION-ADJUSTED TREASURIES BY 119 BPS. THE PORTFOLIO'S WEIGHTING TO MBS WAS INITIALLY INCREASED DURING LATE JULY WHEN THE SELLING PRESSURE WAS MOST INTENSE, AND WAS LATER REDUCED SIGNIFICANTLY IN SEPTEMBER AS PRICES BEGAN TO RECOVER. THESE TACTICAL SHIFTS IN MORTGAGE ALLOCATION PROVED TO BE BENEFICIAL TO PERFORMANCE, AS WAS THE PORTFOLIO'S EMPHASIS ON LOWER COUPONS AND 15-YEAR ISSUES.

     o THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT INCOME PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE/MERRILL LYNCH 10-YEAR TREASURY INDEX
                  FROM INCEPTION AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       LEHMAN BROTHERS MORTGAGE/MERRILL LYNCH
                INVESTOR A CLASS               10 YEAR TREASURY INDEX
10/3/94                $9,551                           $10,000
12/31/94               $9,543                           $10,079
3/31/95               $10,026                           $10,632
6/30/95               $10,720                           $11,382
9/30/95               $10,916                           $11,586
12/31/95              $11,360                           $12,110
3/31/96               $11,134                           $11,829
6/30/96               $11,163                           $11,829
9/30/96               $11,400                           $12,049
12/31/96              $11,747                           $12,436
3/31/97               $11,721                           $12,308
6/30/97               $12,179                           $12,831
9/30/97               $12,595                           $13,285
12/31/97              $12,983                           $13,722
3/31/98               $13,190                           $13,928
6/30/98               $13,518                           $14,241
9/30/98               $13,997                           $15,085
12/31/98              $14,022                           $15,076
3/31/99               $13,903                           $14,907
6/30/99               $13,701                           $14,631
9/30/99               $13,801                           $14,726
12/31/99              $13,705                           $14,578
3/31/00               $14,000                           $14,972
6/30/00               $14,306                           $15,249
9/30/00               $14,820                           $15,651
12/31/00              $15,546                           $16,472
3/31/01               $15,989                           $16,850
6/30/01               $15,952                           $16,748
9/30/01               $17,064                           $17,696
12/31/01              $16,967                           $17,502
3/31/02               $16,956                           $17,413
6/30/02               $17,900                           $18,227
9/30/02               $19,037                           $19,480
12/31/02              $19,265                           $19,552
3/31/03               $19,461                           $19,897
6/30/03               $19,953                           $20,311
9/30/03               $19,863                           $20,185

                      FOR PERIOD ENDING SEPTEMBER 30, 2003

--------------------------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURN

                                         1 Year[DIAMOND]     3 Year      5 Year      From Inception
                                         ---------------      ------      ------      --------------
  BlackRock Class                             4.84%           10.43%      7.35%           8.54%
  Investor A Class (Load Adjusted)           (0.38)%           8.59%      6.27%           7.93%
  Investor A Class (NAV)                      4.34%           10.26%      7.25%           8.48%
  Investor B Class (Load Adjusted)           (0.91)%           8.46%      6.14%           7.69%
  Investor B Class (NAV)                      3.56%            9.44%      6.45%           7.69%
  Investor C Class (Load Adjusted)            2.57%            9.42%      6.42%           7.67%
  Investor C Class (NAV)                      3.56%            9.42%      6.42%           7.67%
--------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 10/3/94; INVESTOR B SHARES, 10/3/94; INVESTOR C SHARES, 2/28/97; AND BLACKROCK SHARES, 2/7/03. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED. THE PERFORMANCE SHOWN IN THE LINE GRAPH IS THAT OF INVESTOR A SHARES OF THE PORTFOLIO. EXCLUDING THE EFFECTS OF SALES CHARGES, THE ACTUAL PERFORMANCE OF INVESTOR B AND INVESTOR C SHARES IS LOWER THAN THE PERFORMANCE OF INVESTOR A SHARES BECAUSE INVESTOR B AND INVESTOR C SHARES HAVE HIGHER EXPENSES THAN INVESTOR A SHARES. PURCHASES OF INVESTOR A SHARES GENERALLY PAY A FRONT-END SALES CHARGE, WHILE PURCHASERS OF INVESTOR B AND INVESTOR C SHARES MAY PAY A CONTINGENT DEFERRED SALES CHARGE (DEPENDING ON HOW LONG THEY HOLD THEIR SHARES) WHEN THEY SELL THEIR SHARES.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                 GNMA PORTFOLIO

TOTAL NET ASSETS (9/30/03): $336.4 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS GNMA MBS INDEX

INVESTMENT APPROACH

     PURSUES CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN SECURITIES ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") AS WELL AS OTHER U.S. GOVERNMENT SECURITIES. SECURITIES PURCHASED BY THE PORTFOLIO ARE RATED IN THE HIGHEST RATING CATEGORY (AAA OR Aaa) AT THE TIME OF PURCHASE BY AT LEAST ONE MAJOR RATING AGENCY OR ARE DETERMINED BY THE PORTFOLIO MANAGEMENT TEAM TO BE OF SIMILAR QUALITY. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o MORTGAGES SHOWED STRENGTH THROUGH THE FIRST QUARTER OF THE FISCAL YEAR. THE PORTFOLIO'S OVERWEIGHT IN 15-YEAR COUPONS VERSUS THE BENCHMARK GREATLY BENEFITED PERFORMANCE AS GNMA 15-YEARS OUTPERFORMED THE BROADER GNMA MBS INDEX. IN GENERAL, GNMAS ALSO MARGINALLY OUTPERFORMED CONVENTIONAL MORTGAGES FOR THE FIRST HALF OF THE PERIOD, HELPING THE PORTFOLIO'S PERFORMANCE. COUPON SELECTION SLIGHTLY DETRACTED FROM PORTFOLIO PERFORMANCE DURING THE FIRST HALF OF THE PERIOD. IN OCTOBER, LOWER COUPON BONDS OUTPERFORMED HIGHER COUPON BONDS AS THE MORTGAGE BANKERS ASSOCIATION REFINANCE INDEX REACHED AN ALL-TIME HIGH. THIS BENEFITED PERFORMANCE AS THE PORTFOLIO HELD AN OVERWEIGHT POSITION IN LOWER COUPON ISSUES. AS PREPAYMENT RISK BEGAN TO BE MORE ACCEPTED BY THE MARKET IN LATER MONTHS, HOWEVER, HIGHER COUPON BONDS FAIRED BETTER AND WERE ABLE TO OUTPERFORM.

     o DURING THE SECOND QUARTER OF THE FISCAL YEAR, THE PORTFOLIO SUFFERED FROM ITS UNDERWEIGHT TO MORTGAGE-BACKED SECURITIES ("MBS"), AS BOTH 15- AND 30-YEAR COUPONS OUTPERFORMED COMPARABLE DURATION TREASURIES. THE PORTFOLIO'S LOWER COUPON BIAS DURING THE QUARTER AIDED PERFORMANCE AS LOWER COUPONS GENERALLY OUTPERFORMED HIGHER COUPONS.

     o HISTORICALLY LOW INTEREST RATES IN MAY AND JUNE STIMULATED A MASSIVE MORTGAGE REFINANCING WAVE DURING THE THIRD QUARTER OF THE FISCAL YEAR. DURING THE QUARTER, LOWER COUPON ISSUES OUTPERFORMED HIGHER COUPON ISSUES, WHILE 30-YEAR ISSUES GENERALLY OUTPERFORMED 15-YEAR ISSUES. DURING THE QUARTER, THE PORTFOLIO BENEFITED FROM ITS LOWER COUPON BIAS IN 30-YEAR SECURITIES, AS WELL AS ITS BIAS TOWARD GENERIC MBS.

     o AS INTEREST RATES INCREASED THROUGH MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED, RESULTING IN A DIFFICULT PERIOD FOR THE SECTOR. WHILE THE LEHMAN BROTHERS GNMA INDEX POSTED POSITIVE RETURNS IN AUGUST AS INVESTORS TOOK ADVANTAGE OF DEPRESSED MBS VALUATIONS COMING OUT OF JULY, IT WAS NOT ABLE TO OFFSET THE EFFECTS OF THE DRAMATIC RISE IN RATES. AGAINST THIS BACKDROP, MORTGAGES POSTED ONE OF THEIR WORST QUARTERS ON RECORD, LOSING 119 BPS VERSUS DURATION-ADJUSTED TREASURIES. DURING THE PERIOD, THE PORTFOLIO BENEFITED FROM ITS ALLOCATION TO TREASURIES AND OTHER NON-MORTGAGES, AS WELL AS ITS ALLOCATION TO LOWER COUPON ISSUES.

     o THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA PORTFOLIO AND THE LEHMAN BROTHERS GNMA MBS INDEX AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             LEHMAN BROTHERS
               INSTITUTIONAL CLASS     INVESTOR A CLASS      GNMA MBS INDEX
5/31/90               $10,000               $9,599               $10,000
6/30/90               $10,081               $9,672               $10,154
9/30/90               $10,182               $9,759               $10,281
12/31/90              $10,686              $10,229               $10,821
3/31/91               $10,973              $10,492               $11,153
6/30/91               $11,138              $10,637               $11,372
9/30/91               $11,761              $11,219               $11,989
12/31/91              $12,388              $11,803               $12,557
3/31/92               $12,206              $11,616               $12,460
6/30/92               $12,729              $12,099               $12,952
9/30/92               $13,155              $12,490               $13,358
12/31/92              $13,230              $12,547               $13,487
3/31/93               $13,734              $13,010               $13,871
6/30/93               $14,050              $13,293               $14,131
9/30/93               $14,221              $13,439               $14,238
12/31/93              $14,263              $13,463               $14,374
3/31/94               $13,739              $12,954               $14,026
6/30/94               $13,595              $12,802               $13,950
9/30/94               $13,656              $12,845               $14,065
12/31/94              $13,768              $12,936               $14,158
3/31/95               $14,536              $13,641               $14,905
6/30/95               $15,379              $14,415               $15,694
9/30/95               $15,687              $14,687               $16,044
12/31/95              $16,205              $15,154               $16,571
3/31/96               $16,061              $15,002               $16,521
6/30/96               $16,186              $15,101               $16,637
9/30/96               $16,491              $15,367               $16,986
12/31/96              $16,965              $15,790               $17,487
3/31/97               $16,982              $15,788               $17,510
6/30/97               $17,640              $16,381               $18,193
9/30/97               $18,179              $16,861               $18,729
12/31/97              $18,609              $17,240               $19,153
3/31/98               $18,937              $17,523               $19,463
6/30/98               $19,347              $17,879               $19,792
9/30/98               $19,793              $18,269               $20,296
12/31/98              $20,017              $18,454               $20,477
3/31/99               $20,171              $18,575               $20,682
6/30/99               $19,941              $18,341               $20,595
9/30/99               $20,123              $18,486               $20,782
12/31/99              $20,073              $18,419               $20,871
3/31/00               $20,504              $18,792               $21,278
6/30/00               $21,003              $19,228               $21,730
9/30/00               $21,669              $19,794               $22,382
12/31/00              $22,452              $20,568               $23,190
3/31/01               $23,131              $21,164               $23,815
6/30/01               $23,347              $21,336               $24,123
9/30/01               $24,450              $22,316               $25,050
12/31/01              $24,684              $22,523               $25,096
3/31/02               $24,962              $22,749               $25,364
6/30/02               $25,821              $23,502               $26,187
9/30/02               $26,388              $23,988               $26,897
12/31/02              $26,861              $24,388               $27,277
3/31/03               $27,050              $24,531               $27,505
6/30/03               $27,323              $24,749               $27,655
9/30/03               $27,442              $24,827               $27,772

                      FOR PERIOD ENDING SEPTEMBER 30, 2003

-------------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]     3 Year       5 Year      10 Year       From Inception
                                          ---------------     ------       ------      --------      --------------
  BlackRock Class                             4.09%           8.22%        6.77%        6.80%             7.87%
  Institutional Class                         4.00%           8.19%        6.75%        6.79%             7.86%
  Service Class                               3.58%           7.84%        6.42%        6.46%             7.53%
  Investor A Class (Load Adjusted)           (0.66)%          6.40%        5.47%        5.90%             7.06%
  Investor A Class (NAV)                      3.50%           7.84%        6.33%        6.33%             7.39%
  Investor B Class (Load Adjusted)           (1.67)%          5.89%        5.16%        5.52%             6.57%
  Investor B Class (NAV)                      2.74%           6.92%        5.48%        5.52%             6.57%
  Investor C Class (Load Adjusted)            1.66%           6.89%        5.45%        5.50%             6.56%
  Investor C Class (NAV)                      2.64%           6.89%        5.45%        5.50%             6.56%
-------------------------------------------------------------------------------------------------------------------

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE FUND BETWEEN MAY 1 AND MAY 15, 1998 (THE "CTF CONVERSION"), THE GNMA PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE GNMA FUND OF PNC BANK. PERFORMANCE INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE OF THE GNMA FUND FOR PERIODS PRIOR TO THE CTF CONVERSION. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                            MANAGED INCOME PORTFOLIO

TOTAL NET ASSETS (9/30/03): $963.8 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS U.S. AGGREGATE INDEX

INVESTMENT APPROACH

     PURSUES CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS THAT ALLOW IT TO MAINTAIN AN AVERAGE PORTFOLIO DURATION THAT IS WITHIN +/- 20% OF THE LEHMAN BROTHERS U.S. AGGREGATE INDEX. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN BONDS AND ONLY BUYS SECURITIES RATED INVESTMENT-GRADE AT THE TIME OF PURCHASE BY AT LEAST ONE MAJOR RATING AGENCY OR DETERMINED BY THE PORTFOLIO MANAGEMENT TEAM TO BE OF SIMILAR QUALITY. THE PORTFOLIO MAY INVEST UP TO 10% OF ITS ASSETS IN NON-DOLLAR DENOMINATED BONDS OF ISSUERS LOCATED OUTSIDE OF THE UNITED STATES. THE PORTFOLIO'S INVESTMENT IN NON-DOLLAR DENOMINATED BONDS MAY BE ON A CURRENCY HEDGED OR UNHEDGED BASIS. THE PORTFOLIO MANAGEMENT TEAM SELECTS BONDS FROM SEVERAL CATEGORIES, INCLUDING: U.S. TREASURIES AND AGENCY SECURITIES, COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), ASSET-BACKED SECURITIES, AND CORPORATE BONDS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC ACTIVITY REMAINED MUTED FOR THE FIRST HALF OF THE FISCAL YEAR AS THE BUILDUP TO THE U.S.-LED WAR IN IRAQ HAD A MEANINGFUL IMPACT ON BUSINESS AND CONSUMER CONFIDENCE. AT THEIR NOVEMBER 6, 2002 MEETING, THE FEDERAL OPEN MARKET COMMITTEE ("FOMC") ELECTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 50 BASIS POINTS ("BPS") TO 1.25%, CITING GREATER ECONOMIC UNCERTAINTY AND GEOPOLITICAL RISKS. AGAINST THIS BACKDROP, TREASURIES WITNESSED CONSIDERABLE VOLATILITY DURING THE FIRST QUARTER OF THE PERIOD. SUBSEQUENTLY, THE YIELD ON THE 10-YEAR TREASURY BOND REACHED ALMOST 3.5% IN EARLY MARCH, BUT THEN ROSE TO FINISH THE SECOND QUARTER OF THE FISCAL YEAR AT 3.8%.

     o THE PORTFOLIO'S MORTGAGE POSITIONING WAS A SOLID CONTRIBUTOR TO PERFORMANCE FOR THE FIRST HALF OF THE FISCAL YEAR AS SECURITY SELECTION AIDED RETURNS. THE PORTFOLIO'S SECURITY SELECTION WITHIN THE CORPORATE SECTOR ALSO CONTRIBUTED TO PERFORMANCE FOR THE FIRST HALF OF THE FISCAL YEAR. MAINTAINING AN ALLOCATION TO CERTAIN CORPORATIONS THAT HAD BEEN TROUBLED OVER THE PAST SEVERAL QUARTERS WAS PARTICULARLY BENEFICIAL TO THE PORTFOLIO DURING THE FIRST QUARTER OF THE FISCAL YEAR AS THEIR PRICES APPRECIATED CONSIDERABLY IN THE OCTOBER/NOVEMBER 2002 EQUITY RALLY. THE PORTFOLIO'S DURATION POSITIONING WAS ALSO ADDITIVE TO RELATIVE PERFORMANCE.

     o INTEREST RATES WERE QUITE VOLATILE OVER THE THIRD QUARTER OF THE FISCAL YEAR. ON JUNE 25, THE FOMC VOTED TO REDUCE THE FEDERAL FUNDS TARGET RATE BY 25 BPS TO 1.00%, CITING DEFLATION FEARS AND THE FACT THAT THE ECONOMY HAD YET TO EXHIBIT SIGNS OF SUSTAINABLE GROWTH. THE PORTFOLIO'S UNDERWEIGHT POSITION IN THE AGENCY SECTOR DETRACTED FROM PERFORMANCE DURING THE QUARTER AS AGENCY SECURITIES RETURNED 23 BASIS POINTS OVER COMPARABLE DURATION TREASURIES. FURTHER DETRACTING FROM PERFORMANCE WAS THE PORTFOLIO'S UNDERWEIGHT POSITION IN THE CORPORATE SECTOR, ALTHOUGH ISSUE SELECTION WAS POSITIVE. WITHIN THE MORTGAGE SECTOR, THE PORTFOLIO'S LOWER COUPON BIAS BENEFITED PERFORMANCE.

     o INTEREST RATES ROSE SUBSTANTIALLY FOR MOST OF THE FOURTH QUARTER OF THE FISCAL YEAR, WITH JULY WITNESSING THE MOST DRAMATIC INCREASE IN RATES SINCE 1980. AFTER REACHING A PEAK OF 4.60%, THE 10-YEAR YIELD FELL TO 3.94% AT THE END OF SEPTEMBER ON THE BACK OF EMPLOYMENT CONCERNS. WITH THE INCREASE IN RATES THROUGH MOST OF THE QUARTER, MANY INSTITUTIONAL HOLDERS OF MORTGAGE SECURITIES WERE FORCED TO SELL AS DURATIONS EXTENDED, THUS ADDING TO MARKET VOLATILITY. AFTER THE YIELD DIFFERENCE BETWEEN TREASURY AND NON-TREASURY SECTORS WIDENED DRAMATICALLY IN JULY, THE PORTFOLIO INCREASED ITS ALLOCATION TO NON-TREASURY SECTORS SUCH AS AGENCIES, MORTGAGE-BACKED SECURITIES, AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THIS POSITIVELY CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE FOR THE QUARTER AS SPREADS TIGHTENED IN AUGUST AND SEPTEMBER.

     o THE PORTFOLIO'S POSITIONING IN THE 15- TO 20-YEAR PORTION OF THE YIELD CURVE DETRACTED FROM PERFORMANCE DURING THE FISCAL YEAR, PARTICULARLY IN OCTOBER, DECEMBER, MARCH, JUNE, JULY, AND SEPTEMBER. THE PORTFOLIO WAS STRUCTURED TO BENEFIT FROM A FLATTENING YIELD CURVE, WHILE THE YIELD CURVE GENERALLY STEEPENED OVER THE PERIOD.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MANAGED INCOME PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION AND AT
                             EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              LEHMAN BROTHERS
               INSTITUTIONAL CLASS     INVESTOR A CLASS    U.S. AGGREGATE INDEX
11/1/89               $10,000               $9,551                $10,000
12/31/89              $10,105               $9,651                $10,109
3/31/90               $10,004               $9,555                $10,028
6/30/90               $10,306               $9,844                $10,394
9/30/90               $10,380               $9,914                $10,483
12/31/90              $10,943              $10,452                $11,014
3/31/91               $11,161              $10,660                $11,322
6/30/91               $11,259              $10,753                $11,505
9/30/91               $11,910              $11,375                $12,159
12/31/91              $12,580              $12,015                $12,776
3/31/92               $12,359              $11,804                $12,613
6/30/92               $12,749              $12,177                $13,122
9/30/92               $13,316              $12,718                $13,686
12/31/92              $13,323              $12,721                $13,722
3/31/93               $14,022              $13,388                $14,290
6/30/93               $14,457              $13,803                $14,669
9/30/93               $14,935              $14,260                $15,052
12/31/93              $14,881              $14,182                $15,060
3/31/94               $14,372              $13,682                $14,627
6/30/94               $14,112              $13,420                $14,477
9/30/94               $14,148              $13,438                $14,565
12/31/94              $14,217              $13,490                $14,620
3/31/95               $14,898              $14,120                $15,358
6/30/95               $15,747              $14,907                $16,293
9/30/95               $16,025              $15,150                $16,614
12/31/95              $16,704              $15,775                $17,321
3/31/96               $16,371              $15,441                $17,012
6/30/96               $16,439              $15,486                $17,110
9/30/96               $16,718              $15,731                $17,424
12/31/96              $17,278              $16,239                $17,947
3/31/97               $17,229              $16,173                $17,848
6/30/97               $17,848              $16,736                $18,505
9/30/97               $18,432              $17,263                $19,122
12/31/97              $18,913              $17,693                $19,686
3/31/98               $19,190              $17,931                $19,989
6/30/98               $19,693              $18,380                $20,457
9/30/98               $20,137              $18,772                $21,321
12/31/98              $20,292              $18,894                $21,393
3/31/99               $20,303              $18,883                $21,284
6/30/99               $20,096              $18,668                $21,097
9/30/99               $20,251              $18,790                $21,241
12/31/99              $20,168              $18,690                $21,215
3/31/00               $20,600              $19,069                $21,683
6/30/00               $20,955              $19,395                $22,061
9/30/00               $21,637              $19,982                $22,726
12/31/00              $22,573              $20,843                $23,681
3/31/01               $23,275              $21,465                $24,400
6/30/01               $23,348              $21,508                $24,538
9/30/01               $24,534              $22,552                $25,669
12/31/01              $24,530              $22,522                $25,681
3/31/02               $24,497              $22,465                $25,705
6/30/02               $25,382              $23,250                $26,655
9/30/02               $26,207              $23,977                $27,876
12/31/02              $26,866              $24,552                $28,315
3/31/03               $27,275              $24,897                $28,709
6/30/03               $28,061              $25,584                $29,427
9/30/03               $28,041              $25,536                $29,384



                      FOR PERIOD ENDING SEPTEMBER 30, 2003

------------------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]      3 Year      5 Year       10 Year     From Inception
                                          ---------------      ------      ------       -------     --------------
  Institutional Class                         7.00%            9.03%       6.85%         6.50%          7.69%
  Service Class                               6.68%            8.70%       6.53%         6.20%          7.47%
  Investor A Class (Load Adjusted)            1.75%            6.86%       5.38%         5.51%          6.97%
  Investor A Class (NAV)                      6.50%            8.52%       6.35%         6.00%          7.33%
  Investor B Class (Load Adjusted)            1.21%            6.70%       5.23%         5.51%          6.97%
  Investor B Class (NAV)                      5.71%            7.72%       5.56%         5.51%          6.97%
  Investor C Class (Load Adjusted)            4.82%            7.70%       5.53%         5.49%          6.96%
  Investor C Class (NAV)                      5.82%            7.70%       5.53%         5.49%          6.96%
------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A SHARES, 2/5/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/15/97; AND INVESTOR C SHARES, 11/22/99. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE. THE COMPARATIVE INDEX FROM PREVIOUS YEARS HAS CHANGED FROM THE SALOMON BROAD INVESTMENT GRADE INDEX TO THE LEHMAN BROTHERS U.S. AGGREGATE TO MORE ACCURATELY REFLECT THE TYPE OF HOLDINGS OF MANAGED INCOME.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                          INTERNATIONAL BOND PORTFOLIO

TOTAL NET ASSETS (9/30/03): $218.3 MILLION

PERFORMANCE BENCHMARK

     CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX

INVESTMENT APPROACH

     PURSUES A TOTAL RETURN THAT EXCEEDS THAT OF THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX BY INVESTING PRIMARILY IN NON-DOLLAR DENOMINATED BONDS OF ISSUERS LOCATED OUTSIDE OF THE UNITED STATES IN THE FIVE- TO FIFTEEN-YEAR MATURITY RANGE. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN BONDS AND AT LEAST 65% OF ITS ASSETS IN BONDS OF A DIVERSIFIED GROUP OF NON-U.S. ISSUERS FROM AT LEAST THREE DEVELOPED COUNTRIES.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o ECONOMIC GROWTH IN EUROPE AND JAPAN REMAINED GENERALLY SLUGGISH OVER THE FIRST QUARTER OF THE FISCAL YEAR, WITH STRONGER GROWTH IN CANADA AND AUSTRALIA. DESPITE SIGNALS OF STRENGTH IN THE CANADIAN ECONOMY, THE PORTFOLIO REMAINED OVERWEIGHT CANADIAN BONDS DURING THE QUARTER. THIS POSITION CONTRIBUTED TO PERFORMANCE AS YIELD SPREADS CONTRACTED RELATIVE TO THEIR U.S. COUNTERPARTS. AS EXPECTED, THE EUROPEAN CENTRAL BANK ("ECB") CUT RATES BY 50 BASIS POINTS ("BPS") IN EARLY DECEMBER, WHILE GERMANY REMAINED THE EXEMPLAR OF THE CONTINENT'S TROUBLED CONSUMER AND BUSINESS CONFIDENCE. THE PORTFOLIO'S ALLOCATION TO EUROPEAN BONDS, INCLUDING OVERWEIGHTS TO SWEDEN AND DENMARK, BENEFITED PERFORMANCE DURING THE QUARTER. CONVERSELY, THE PORTFOLIO'S UNDERWEIGHT POSITION IN JAPAN MODESTLY DETRACTED FROM PERFORMANCE.

     o IN THE SECOND QUARTER OF THE FISCAL YEAR, THE PORTFOLIO DECREASED ITS POSITION IN THE EUROPEAN BLOC, TAKING PROFITS AFTER THE RALLY IN EUROPEAN GOVERNMENT BONDS. MEANWHILE, THE PORTFOLIO MAINTAINED A SIGNIFICANT LONG DURATION POSITION IN NON-EUROZONE COUNTRIES, PARTICULARLY SWEDEN AND DENMARK, AS THEY LOOKED TO BENEFIT FROM CONVERGENCE WITH THE EUROPEAN MONETARY UNION ("EMU"). WITHIN THE EUROZONE BLOC, THE PORTFOLIO HELD AN UNDERWEIGHT POSITION VERSUS THE BENCHMARK IN FRANCE IN FAVOR OF GERMANY AND ITALY. THE PORTFOLIO ALSO REMAINED UNDERWEIGHT JAPAN, WHICH MODESTLY DETRACTED FROM PERFORMANCE. ON MARCH 15, 2003, THE PORTFOLIO CHANGED ITS BENCHMARK FROM THE HEDGED CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX TO THE UNHEDGED CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX BECAUSE THE NEW INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S INVESTMENTS AND STRATEGIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, THE ECB CUT INTEREST RATES BY 50 BPS. THE PORTFOLIO MAINTAINED A SIGNIFICANT ALLOCATION TO EUROPEAN BONDS THROUGH HOLDINGS IN A VARIETY OF EUROPEAN GOVERNMENT ISSUES. EURO-U.S. YIELD SPREADS REMAINED RELATIVELY STABLE DURING THE QUARTER, WITH EUROPE OUTPERFORMING. THE PORTFOLIO'S OVERWEIGHT IN SWEDISH BONDS WAS ALSO ADDITIVE TO PERFORMANCE. ON APRIL 15, THE BANK OF CANADA RAISED RATES FOR THE SECOND TIME IN 2003 TO 3.25%. THE ECONOMY SUBSEQUENTLY STALLED MARKEDLY, WITH MANUFACTURING HURT BY THE STRONG CANADIAN DOLLAR AND SLUGGISH FOREIGN DEMAND, WHILE SERVICES WERE HURT BY THE SARS OUTBREAK IN THE TORONTO AREA. AGAINST THIS BACKDROP, CANADIAN BONDS SHARPLY OUTPERFORMED. WITH THE DRAMATIC SPREAD COMPRESSION, AND WITH EXPECTATIONS FOR SIGNIFICANT FURTHER EASE IN MONETARY POLICY BUILT IN, THE PORTFOLIO REDUCED ITS OVERWEIGHT TO CANADIAN BONDS.

     o DURING THE FOURTH QUARTER OF THE FISCAL YEAR, U.S. INTEREST RATES INCREASED ACROSS THE CURVE IN ONE OF THE U.S. FIXED INCOME MARKET'S MOST VOLATILE PERIODS. IT WAS ALSO A VOLATILE PERIOD IN THE GLOBAL MARKETS. AFTER A PROLONGED PERIOD OF RATE HIKES BY THE BANK OF CANADA, RAPIDLY RECEDING INFLATION AND ESCALATING UNEMPLOYMENT TRIGGERED A REASSESSMENT OF MONETARY POLICY IN CANADA. FOLLOWING A 25 BPS RATE CUT ON JULY 15, THE BANK OF CANADA CUT RATES AGAIN TO 2.75% ON SEPTEMBER 3. IN EUROPE, DESPITE 50 BASIS POINTS OF ADDITIONAL EASING IN SHORT RATES ON JUNE 5, GDP GROWTH CONTINUED TO DRIFT LOWER. THE PORTFOLIO REMAINED OVERWEIGHT EUROPEAN BONDS, FOCUSING ON THE FIVE-YEAR PORTION OF THE CURVE. OUTSIDE THE EMU, THE SWEDISH RIKSBANK CUT RATES IN JUNE AND JULY IN AN EFFORT TO HELP ENCOURAGE ECONOMIC GROWTH, WHICH HAS LAGGED WITH THE REST OF EUROPE. IN THE UK, RELATIVELY STRONG GDP GROWTH, CONSISTENT HOUSING STRENGTH AND SOLID UNEMPLOYMENT NUMBERS FLATTENED AND CHEAPENED THE FRONT END OF THE UK YIELD CURVE. WITH THAT REPRICING, THE PORTFOLIO'S POSITION IN THE STERLING MARKET INCREASED VERSUS THE INDEX WEIGHT.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL BOND PORTFOLIO, THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX, AND THE CITIGROUP
 NON-U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) FROM INCEPTION AND AT EACH FISCAL
                                    YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                        CITIGROUP NON-U.S. WORLD GOVERNMENT     CITIGROUP NON-U.S. WORLD GOVERNMENT
                  SERVICE CLASS    INVESTOR A CLASS                 BOND INDEX                          BOND INDEX (HEDGED)
7/1/91                $10,000           $9,497                        $10,000                                 $10,000
9/30/91               $10,360           $9,839                        $11,068                                 $10,389
12/31/91              $10,600          $10,066                        $12,227                                 $10,683
3/31/92               $10,470           $9,943                        $11,636                                 $10,747
6/30/92               $11,008          $10,454                        $12,728                                 $10,941
9/30/92               $11,298          $10,729                        $13,669                                 $11,234
12/31/92              $11,254          $10,687                        $12,810                                 $11,540
3/31/93               $11,717          $11,127                        $13,572                                 $11,843
6/30/93               $12,116          $11,506                        $13,968                                 $12,115
9/30/93               $12,689          $12,051                        $14,720                                 $12,575
12/31/93              $12,977          $12,324                        $14,747                                 $13,088
3/31/94               $12,715          $12,075                        $15,034                                 $12,653
6/30/94               $12,453          $11,826                        $15,290                                 $12,349
9/30/94               $12,369          $11,746                        $15,542                                 $12,353
12/31/94              $12,496          $11,867                        $15,631                                 $12,561
3/31/95               $13,545          $12,863                        $17,888                                 $13,139
6/30/95               $14,054          $13,346                        $18,762                                 $13,755
9/30/95               $14,302          $13,582                        $18,307                                 $14,246
12/31/95              $14,998          $14,243                        $18,686                                 $14,813
3/31/96               $15,051          $14,293                        $18,370                                 $14,954
6/30/96               $15,394          $14,615                        $18,443                                 $15,340
9/30/96               $15,989          $15,174                        $19,044                                 $15,972
12/31/96              $16,559          $15,705                        $19,448                                 $16,563
3/31/97               $16,718          $15,849                        $18,324                                 $16,810
6/30/97               $17,276          $16,371                        $18,842                                 $17,336
9/30/97               $17,784          $16,846                        $18,881                                 $17,929
12/31/97              $18,204          $17,236                        $18,620                                 $18,397
3/31/98               $18,672          $17,671                        $18,697                                 $18,958
6/30/98               $18,990          $17,964                        $19,008                                 $19,397
9/30/98               $19,949          $18,864                        $20,835                                 $20,408
12/31/98              $20,235          $19,126                        $21,932                                 $20,520
3/31/99               $20,520          $19,387                        $20,871                                 $20,897
6/30/99               $20,329          $19,199                        $19,933                                 $20,765
9/30/99               $20,268          $19,134                        $21,153                                 $20,865
12/31/99              $20,271          $19,128                        $20,820                                 $21,110
3/31/00               $20,680          $19,505                        $20,578                                 $21,569
6/30/00               $21,210          $19,997                        $20,415                                 $21,960
9/30/00               $21,630          $20,384                        $19,491                                 $22,319
12/31/00              $22,572          $21,264                        $20,272                                 $23,141
3/31/01               $23,351          $21,988                        $19,277                                 $23,776
6/30/01               $23,543          $22,160                        $18,898                                 $23,865
9/30/01               $24,219          $22,787                        $20,363                                 $24,384
12/31/01              $24,306          $22,859                        $19,554                                 $24,552
3/31/02               $24,180          $22,730                        $19,189                                 $24,455
6/30/02               $24,808          $23,311                        $21,870                                 $25,007
9/30/02               $25,521          $23,971                        $22,491                                 $25,831
12/31/02              $25,934          $24,348                        $23,854                                 $26,234
3/31/03               $26,483          $24,853                        $24,744                                 $26,581
6/30/03               $27,556          $25,826                        $25,785                                 $26,929
9/30/03               $28,242          $26,481                        $26,494                                 $26,720

                      FOR PERIOD ENDING SEPTEMBER 30, 2003

---------------------------------------------------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURN

                                          1 Year[DIAMOND]      3 Year      5 Year       10 Year    From Inception
                                          ---------------      ------      ------       -------    --------------
  Institutional Class                         10.89%            9.59%        7.50%       8.56%         9.03%
  Service Class                               10.66%            9.30%        7.20%       8.33%         8.85%
  Investor A Class (Load Adjusted)             4.99%            7.27%        5.93%       7.64%         8.27%
  Investor A Class (NAV)                      10.48%            9.11%        7.02%       8.19%         8.73%
  Investor B Class (Load Adjusted)             5.15%            7.30%        5.91%       7.59%         8.24%
  Investor B Class (NAV)                       9.65%            8.31%        6.22%       7.59%         8.24%
  Investor C Class (Load Adjusted)             8.63%            8.36%        6.25%       7.60%         8.25%
  Investor C Class (NAV)                       9.63%            8.36%        6.25%       7.60%         8.25%
---------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR BSHARES, 4/19/96; INVESTOR A SHARES, 4/22/96; INSTITUTIONAL SHARES, 6/10/96; AND INVESTOR C SHARES, 9/11/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH* ABOVE. ON MARCH 15, 2003, THE COMPARATIVE INDEX CHANGED FROM THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) TO THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX BECAUSE THE NEW INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S INVESTMENTS AND STRATEGIES.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                            HIGH YIELD BOND PORTFOLIO

TOTAL NET ASSETS (9/30/03): $576.1 MILLION

PERFORMANCE BENCHMARK

     LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX

INVESTMENT APPROACH

     PURSUES CURRENT INCOME BY INVESTING PRIMARILY IN NON-INVESTMENT GRADE (OR HIGH YIELD) BONDS, INCLUDING CONVERTIBLE SECURITIES. THE HIGH YIELD SECURITIES PURCHASED BY THE PORTFOLIO WILL GENERALLY BE IN THE LOWER RATING CATEGORIES OF MAJOR RATING AGENCIES OR WILL BE DETERMINED BY THE PORTFOLIO MANAGEMENT TEAM TO BE OF SIMILAR QUALITY. THE PORTFOLIO MAY INVEST UP TO 10% OF ITS ASSETS IN NON-DOLLAR DENOMINATED BONDS OF ISSUERS LOCATED OUTSIDE OF THE UNITED STATES. THE MANAGEMENT TEAM EVALUATES SECTORS OF THE HIGH YIELD MARKET AND INDIVIDUAL BONDS WITHIN THESE SECTORS. SECURITIES ARE PURCHASED FOR THE PORTFOLIO WHEN THE MANAGEMENT TEAM DETERMINES THAT THEY HAVE THE POTENTIAL FOR ABOVE-AVERAGE CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o DURING THE FIRST QUARTER OF THE FISCAL YEAR, THE HIGH YIELD SECTOR ENJOYED A REPRIEVE FROM THE POOR ABSOLUTE RETURNS EXPERIENCED FOR MUCH OF 2002. ALTHOUGH MUCH OF THE NEGATIVE PERFORMANCE FOR 2002 WAS OFFSET DURING THE QUARTER, THE HIGH YIELD SECTOR WAS UNABLE TO POST POSITIVE RETURNS FOR 2002 AS A WHOLE. LOWER RATED SECURITIES OUTPERFORMED TREASURIES OVER THE QUARTER, HELPING TO SIGNIFICANTLY ADVANCE THE MARKET. ALTHOUGH THE PORTFOLIO HAD STRONG ABSOLUTE RETURNS DURING THIS PERIOD, THE STRENGTH EXERTED BY LOWER RATED ISSUES HURT RELATIVE PERFORMANCE AS THE PORTFOLIO WAS CONCENTRATED IN HIGHER QUALITY NAMES WITH GOOD LIQUIDITY AND WAS UNDERWEIGHT Caa-RATED ISSUES RELATIVE TO THE BENCHMARK.

     o DURING THE SECOND QUARTER OF THE FISCAL YEAR, HIGH YIELD ISSUES AGAIN PERFORMED STRONGLY AS INVESTORS' RISK APPETITE GENERALLY INCREASED ON THE BACK OF INCREASED CLARITY REGARDING THE SITUATION IN IRAQ AND STABILIZATION IN THE CORPORATE SECTOR. LEADING THE GAINS WERE HIGHLY DISTRESSED Caa-RATED SECURITIES, WHICH POSTED A 19.03% RETURN FOR THE QUARTER. THE PORTFOLIO'S UNDERWEIGHT TO THIS GROUP THUS HURT PERFORMANCE. AMONG THE TOP SECTOR PERFORMERS FOR THE QUARTER WERE HIGH-RISK ISSUES SUCH AS UTILITIES, COMMUNICATIONS, AND TECHNOLOGY. THE PORTFOLIO WAS UNDERWEIGHT THE UTILITIES AND TELECOM SECTORS, WHICH HAD A NEGATIVE IMPACT ON PERFORMANCE. THE PORTFOLIO ALSO HAD A LARGE OVERWEIGHT IN MEDIA NON-CABLE AND A SLIGHT OVERWEIGHT IN TECHNOLOGY, WHICH BENEFITED PERFORMANCE AS THESE SECTORS OUTPERFORMED.

     o HIGH YIELD ISSUES CONTINUED TO OUTPERFORM DURING THE THIRD QUARTER OF THE FISCAL YEAR AS RISK APPETITE INCREASED AGAINST THE BACKDROP OF LESSENED GEOPOLITICAL TENSIONS AND IMPROVED CORPORATE EARNINGS. HIGHLY DISTRESSED SECURITIES AGAIN LED THE MARKET'S ADVANCE. FOR THE QUARTER, TOP-PERFORMING SECTORS INCLUDED TRANSPORTATION, AIRLINES, AND LIFE INSURANCE, WHICH RETURNED 31.40%, 59.96%, AND 27.81%, RESPECTIVELY. THE PORTFOLIO'S OVERWEIGHT TO B- AND Ba-RATED ISSUES AIDED PERFORMANCE. PERFORMANCE WAS HURT BY THE PORTFOLIO'S UNDERWEIGHT TO Caa-RATED SECURITIES AS THE GROUP OUTPERFORMED Ba- AND B-RATED SECTORS.

     o HIGH YIELD ISSUES OUTPERFORMED AGAIN DURING THE FOURTH QUARTER OF THE FISCAL YEAR AS RISK APPETITE BROADLY INCREASED ON THE BACK OF IMPROVED ECONOMIC DATA AND STRONG CORPORATE EARNINGS. HIGHLY DISTRESSED SECURITIES AGAIN LED PERFORMANCE. FOR THE QUARTER, TOP-PERFORMING SECTORS INCLUDED FINANCE, WIRELESS, AND AUTOMOTIVES, WHICH RETURNED 6.43%, 5.41%, AND 5.34%, RESPECTIVELY. ALTHOUGH THE PORTFOLIO'S ALLOCATION TO Caa-RATED SECURITIES WAS MORE THAN IN PREVIOUS QUARTERS, THE PORTFOLIO'S UNDERPERFORMANCE FOR THE QUARTER WAS PRIMARILY A RESULT OF AN UNDERWEIGHT TO THE Caa-RATED SECTOR AND AN UNDERWEIGHT IN WIRELESS. DURING THE QUARTER, THE PORTFOLIO REDUCED ITS Ba-RATED HOLDINGS TO AN UNDERWEIGHT VERSUS THE INDEX, AND INCREASED ITS HOLDINGS IN B- AND Caa-RATED SECTORS, WHICH HELPED TO REDUCE RELATIVE UNDERPERFORMANCE.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO AND THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX FROM INCEPTION
                          AND AT EACH FISCAL YEAR END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              LEHMAN BROTHERS
                                                              U.S. CORPORATE
               INSTITUTIONAL CLASS     INVESTOR A CLASS       HIGH YIELD INDEX
11/19/98              $10,000               $9,497                  $10,000
12/31/98              $10,128               $9,613                  $10,160
3/31/99               $10,465               $9,922                  $10,347
6/30/99               $10,622              $10,059                  $10,382
9/30/99               $10,593              $10,019                  $10,234
12/31/99              $11,013              $10,394                  $10,402
3/31/00               $10,883              $10,269                  $10,159
6/30/00               $10,994              $10,362                  $10,276
9/30/00               $10,923              $10,283                  $10,334
12/31/00              $10,221               $9,610                   $9,793
3/31/01               $10,764              $10,110                  $10,415
6/30/01               $10,647               $9,988                  $10,177
9/30/01               $10,318               $9,667                   $9,746
12/31/01              $10,941              $10,239                  $10,310
3/31/02               $11,210              $10,478                  $10,483
6/30/02               $10,860              $10,140                   $9,810
9/30/02               $10,510               $9,800                   $9,523
12/31/02              $11,060              $10,301                  $10,164
3/31/03               $11,785              $10,949                  $10,938
6/30/03               $13,024              $12,088                  $12,044
9/30/03               $13,346              $12,373                  $12,377


                      FOR PERIOD ENDING SEPTEMBER 30, 2003

-----------------------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURN

                                         1 Year[DIAMOND]         3 Year          From Inception
                                         ---------------         -------         --------------
  BlackRock Class                            27.17%               7.07%                6.23%
  Institutional Class                        26.98%               6.91%                6.12%
  Service Class                              26.61%               6.59%                5.76%
  Investor A Class (Load Adjusted)           19.86%               4.56%                4.48%
  Investor A Class (NAV)                     26.25%               6.36%                5.59%
  Investor B Class (Load Adjusted)           20.84%               4.70%                4.53%
  Investor B Class (NAV)                     25.34%               5.61%                4.79%
  Investor C Class (Load Adjusted)           24.48%               5.61%                4.80%
  Investor C Class (NAV)                     25.48%               5.61%                4.80%
-----------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 11/19/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                 BLACKROCK FUNDS

                         NOTE ON PERFORMANCE INFORMATION

      The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

      Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:
Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return and GNMA -- 4.00%; Government Income and Managed Income -- 4.50%; International Bond and High Yield Bond -- 5.00%; and Low Duration Bond -- 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

      The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors Inc. and the Portfolio's service providers are under no obligation to waive or continue waiving their fees after February 1, 2004. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



[DIAMOND] The 1-year average annual total return may not equal the total return for financial reporting purposes as stated in the financial highlights due to financial reporting adjustments recorded in fiscal year 2003.

+ The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

* The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

--------------------------------------------------------------------------------
       IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE BLACKROCK TAXABLE
                          BOND PORTFOLIOS (UNAUDITED)

      During the fiscal year ended September 30, 2003, the following Portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

                                                SHORT-TERM          LONG-TERM
                                               CAPITAL GAIN       CAPITAL GAIN
                                                 PER SHARE          PER SHARE
                                               ------------       ------------
         Low Duration Bond Portfolio .........    $0.0058            $     --
         Intermediate Bond Portfolio .........     0.0222              0.0005
         Core Bond Total Return Portfolio ....     0.0543                  --
         Core PLUS Total Return Portfolio ....     0.0446              0.0120
         Government Income Portfolio .........     0.0828              0.0048
         International BondPortfolio .........     0.0636              0.0073

      Because the Portfolios' fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which reflects the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, has been made in conjunction with Form 1099-DIV and will be mailed in January 2004.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                           LOW DURATION BOND PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------


U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 53.7%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.13%                               08/25/06     $ 17,650    $   17,857,035
  Federal National Mortgage
    Association, Unsecured Notes
    4.45%                               05/03/05        5,675         5,797,495
    5.75%                               02/15/08        9,630        10,746,521
  Overseas Private Investment Co.
    5.92%                               12/16/06        6,443         6,537,110
  Small Business Administration
    Participation Certificates,
    Series 97, Class A
    1.85%(c)                            08/15/22          521           489,526
  U.S. Treasury Bonds
     8.75%                              11/15/08        2,530         2,553,620
    10.38%                           11/09-11/12       35,875        45,708,661
    10.00%                              05/15/10        7,100         8,070,982
  U.S. Treasury Notes
    2.13%                               08/31/04       13,200        13,327,882
    1.88%                               09/30/04       13,700        13,809,710
    1.63%                            01/05-04/05      151,960       152,857,716
    6.75%                               05/15/05       28,700        31,220,204
    1.25%                               05/31/05       95,865        95,808,823
    1.13%                               06/30/05        1,190         1,185,956
    1.50%                               07/31/05       27,820        27,884,125
    2.00%(h)                            08/31/05       74,600        75,404,188
    5.75%                               11/15/05       37,425        40,717,240
    2.38%                               08/15/06       11,735        11,897,729
    3.50%                               11/15/06      159,280       166,428,964
    4.38%                               05/15/07      129,865       139,412,155
    3.00%                               11/15/07       35,835        36,572,699
    3.13%(h)                            09/15/08       27,140        27,517,409
                                                                 --------------

TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $924,631,222)                                               931,805,750
                                                                 --------------

MORTGAGE PASS-THROUGHS -- 18.9%
  Federal Home Loan Mortgage Corp.
    8.25%                               06/01/09           14            14,154
    5.00%                            12/09-11/16        6,171         6,459,057
    6.50%                               02/15/12        1,896         1,941,716
    6.00%                            12/12-12/24        7,710         7,816,688
    4.00%                            02/15-02/22       41,600        42,552,683
    5.31%(c)                            07/01/20        1,465         1,468,994
    7.00%                               11/15/21        5,007         5,214,701
    4.75%(c)                            09/01/23        1,053         1,064,164
    2.74%(c)                            06/01/28          668           679,353
    7.37%(c)                            03/01/31          264           273,560
  Federal Home Loan Mortgage
    Corp. Gold
    6.00%                            02/09-10/18       24,997        26,095,528
    5.50%                            12/13-10/18       16,567        17,348,966
  Federal National Mortgage Association
    6.00%                            01/04-06/17       39,763        41,623,345
    7.00%                               06/01/04            7             6,842
    6.85%                               08/01/05          847           849,232
    6.50%                            10/05-11/08        1,273         1,348,714
    5.50%                            02/09-10/18       61,276        63,456,491
    5.00%                            02/12-04/14       33,365        34,655,028
    4.00%                               10/25/16        6,139         6,306,093
    3.78%(c)                            02/01/24        1,730         1,793,835
    6.32%(c)                            04/01/40        7,167         7,449,195
  Federal National Mortgage
    Association 10 Year Balloon
    6.00%                            12/03-02/04           97            97,136


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

MORTGAGE PASS-THROUGHS (CONTINUED)
  Federal National Mortgage
    Association 15 Year Balloon
    6.00%                            11/10-08/11     $  3,192    $    3,341,585
    5.50%                               03/01/16           10             9,859
  Federal National Mortgage
    Association 1 Year CMT, ARM
    3.80%(c)                            08/01/22          815           838,767
    6.12%(c)                            09/01/29          685           696,580
    6.71%(c)                            02/01/31          643           655,169
    6.52%(c)                            12/01/31        4,204         4,338,037
    5.59%(c)                            08/01/32        5,309         5,428,198
    5.66%(c)                            01/01/33       12,440        12,896,976
  Federal National Mortgage Association
    COFI, ARM
    4.82%(c)                            05/01/27          255           262,769
  Federal National Mortgage Association
    HYBRID, ARM
    5.21%(c)                            10/01/32        9,677         9,895,470
  Federal National Mortgage Association
    MULTI, ARM
    4.28%(c)                            12/01/09       11,420        11,481,910
  Government National Mortgage
    Association
    7.00%                            12/03-05/12        1,550         1,651,926
    7.25%                               04/15/06           52            53,789
    6.00%                            12/08-02/11        2,013         2,115,506
    6.50%                            06/09-04/24        2,032         2,158,956
    5.00%                               09/20/21        1,960         2,020,588
  MLCC Mortgage Investors, Inc.,
    Series 97-B, Class A
    1.39%(c)                            03/16/26        1,301         1,298,637
  MLCC Mortgage Investors, Inc.,
    Series 99-A, Class A
    1.50%(c)                            03/15/25        1,168         1,168,750
                                                                 --------------

TOTAL MORTGAGE PASS-THROUGHS
  (Cost $325,835,577)                                               328,828,947
                                                                 --------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 2.7%
  Bank One, Series 00-2, Class 4A
    4.17%(c)                            03/15/30          528           524,952
  Bayview Financial Acquisition
    Trust, Series 98-1, Class A1
    7.01%                               05/25/29          754           763,776
  Conseco Finance Securitizations Corp.,
    Series 00-2, Class A3
    8.07%                               12/01/31        1,550         1,590,107
  Countrywide Home Loans,
    Series 01-HYB1, Class A1
    3.83%(c)                            06/19/31          494           493,357
  First Republic Mortgage Loan Trust,
    Series 00-FRB1, Class A2
    4.17%(c)                            06/25/30        1,471         1,484,618
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 03-C1, Class X2 (IO)
    4.32%(d)                            05/10/36       41,759         3,736,662
  Goldman Sachs Mortgage Securities
    Corp. II, Series 00-1, Class A
    1.47%(c)                            06/20/24          79            794,964
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2 (IO)
    4.32%(d)                            01/10/40      208,179         8,916,479


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES (CONTINUED)
  LB Commercial Conduit Mortgage
    Trust, Series 96-C2, Class A
    7.47%(c)                            10/25/26     $    347    $      375,396
  LB-UBS Commercial Mortgage Trust,
    Series 03-C5, Class XCP (IO)
    2.59%(d)                            04/15/37      193,402         9,367,909
  Residential Funding Mortgage
    Securities I, Inc., Series 96-S1,
    Class A11
    7.10%                               01/25/26        1,458         1,462,009
  Structured Asset Mortgage
    Investments, Inc., Series 98-9,
    Class 2A2
    6.13%                               11/25/13          359           359,957
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    4.17%(c)                            04/25/28          568           574,031
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR1,
    Class IA1
    4.22%(c)                            11/25/30        1,611         1,624,983
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR2,
    Class 3A1
    5.79%(c)                            08/25/32        8,048         8,299,824
  Wells Fargo Mortgage Backed
    Securities Trust, Series 01-17,
    Class A4
    6.75%                               08/25/31        6,356         6,367,936
                                                                 --------------
TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $46,842,673)                                                 46,736,960
                                                                 --------------
PROJECT LOANS -- 0.0%
  Federal Housing Authority,
    INSD Project, Series 82
    7.43%
  (Cost $251,176)                       09/01/22          253           272,153
                                                                 --------------

ASSET BACKED SECURITIES -- 16.2%
  Amresco Independence Funding, Inc.,
    Series 99-1, Class A
    2.50%(c)                            06/15/26        1,604         1,587,265
  Capco America Securitization Corp.,
    Series 98-D7, Class PS1 (IO)
    8.89%(d)                            10/15/30       37,682         2,221,109
  Capital Auto Receivables Asset Trust,
    Series 02-2, Class A3
    3.82%                               07/15/05        3,693         3,745,971
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                               10/16/06        8,300         8,569,750
  Chase Credit Card Master Trust,
    Series 96-4, Class A
    1.25%(c)                            07/15/06       21,100        21,101,120
  Chase Manhattan Auto Owner Trust,
    Series 00-A, Class A4
    6.26%                               06/15/07        1,650         1,691,048
  Citibank Credit Card Issuance Trust,
    Series 01-A9, Class A9
    1.70%(c)                            12/15/05       21,100        21,100,000


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

  ASSET BACKED SECURITIES (CONTINUED)
  Citibank Credit Card Issuance Trust,
    Series 03-A5, Class A5
    2.50%                               04/07/08     $ 11,600    $   11,695,120
  Citibank Credit Card Master Trust I,
    Series 97-6, Class A (PO)
    3.82%(d)                            08/15/06        3,750         3,709,981
  DaimlerChrysler Auto Trust,
    Series 00-E, Class A3
    6.11%                               11/08/04          209           209,057
  Discover Card Master Trust 1,
    Series 93-3, Class A
    6.20%(e)                            11/15/03        8,715         8,770,856
  Discover Card Master Trust 1,
    Series 00-1, Class A
    1.29%(c)                            08/16/07       15,045        15,063,784
  Epoch, Series 02, Class 2l
    2.03%(c)                            05/30/07        8,500         8,172,617
  Fannie Mae Grantor Trust,
    Series 02-T6, Class A1
    3.31%                               02/25/32        2,587         2,574,448
  FMAC Loan Receivables Trust,
    Series 98-CA, Class A1
    5.99%                               11/15/04          607           546,061
  Ford Credit Auto Owner Trust,
    Series 01-B, Class A4
    5.12%                               10/15/04          835           837,827
  Ford Credit Auto Owner Trust,
    Series 01-B, Class A5
    5.36%                               06/15/05       13,075        13,323,447
  Ford Credit Auto Owner Trust,
    Series 01-C, Class A4
    4.83%                               02/15/05        1,219         1,227,642
  Ford Credit Auto Owner Trust,
    Series 01-D, Class A3
    4.31%                               06/15/05        3,971         4,015,404
  Ford Credit Auto Owner Trust,
    Series 01-E, Class A4
    4.01%                               03/15/06        8,800         9,022,120
  Ford Credit Auto Owner Trust,
    Series 02-A, Class A3A
    3.62%                               01/15/06        5,367         5,427,484
  Green Tree Financial Corp.,
    Series 98-6, Class A5
    6.06%                               06/01/30        1,334         1,351,560
  Honda Auto Receivables Owner Trust,
    Series 01-3, Class A4
    3.96%                               02/19/07        6,000         6,132,881
  Honda Auto Receivables Owner Trust,
    Series 02-2, Class A3
    3.83%                               02/15/06       10,080        10,217,028
  IFC Small Business Administration
    Loan-Backed Adjustable Rate
    Certificates, Series 97-1, Class A
    2.00%(c)                            01/15/24          948           929,281
  MBNA Master Credit Card Trust,
    Series 97-C, Class A
    1.23%(c)                            08/15/06       16,575        16,575,764
  Mellon Auto Grantor Trust,
    Series 00-1, Class A
    7.18%                               10/15/06          572           579,018
    6.39%                               07/15/07        1,037         1,059,826
  Missouri Higher Education Loan
    Authority, Series 97, Class P
    1.57%(c)                            07/25/08        1,072         1,076,388


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

ASSET BACKED SECURITIES (CONTINUED)
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 96-2, Class A
    1.86%(c)                            04/15/24     $    118    $      116,574
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class A
    1.75%(c)                            01/15/25          251           240,027
    1.90%(c)                            04/15/28        1,470         1,483,798
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class B
    2.23%(c)                            01/15/25          628           600,066
  Mortgage Capital Funding, Inc.,
    Series 98-MC1, Class X (IO)
    8.50%(d)                            03/18/30       89,703         2,029,858
  Nissan Auto Receivables Owner Trust,
    Series 01-B, Class A4
    5.35%                               10/15/06        3,700         3,787,298
  Nissan Auto Receivables Owner Trust,
    Series 01-C, Class A3
    4.31%                               05/16/05        3,042         3,061,084
  Nissan Auto Receivables Owner Trust,
    Series 01-C, Class A4
    4.80%                               02/15/07        4,025         4,150,153
  Nissan Auto Receivables Owner Trust,
    Series 02-A, Class A3
    3.58%                               09/15/05        8,180         8,259,246
  Nissan Auto Receivables Owner Trust,
    Series 02-B, Class A3
    3.99%                               12/15/05       10,000        10,135,940
  Nomura Asset Securities Corp.,
    Series 98-D6, Class PS1 (IO)
    8.99%(d)                            03/15/30       39,299         2,616,965
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%                               01/20/12          831           871,822
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    3.00%(c)                            04/01/21        2,545         2,545,348
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates,
    Series 97-1, Class A
    2.10%(c)                            09/15/23          435           421,969
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates,
    Series 97-1, Class B
    2.45%(c)                            09/15/23          231           224,496
  Residential Accredit Loans, Inc.,
    Series 01-QS19, Class A1
    6.00%                               12/25/16        1,651         1,705,789
  Sallie Mae Student Loan Trust,
    Series 95-1, Class CTFS
    1.95%(c)                            10/25/09        4,500         4,477,500
  Sallie Mae Student Loan Trust,
    Series 01-4, Class A1
    1.16%(c)                            01/25/11        2,792         2,792,886
  Sears Credit Account Master Trust,
    Series 00-4, Class A
    1.37%(c)                            10/18/11       10,950        10,905,521
  Sears Credit Account Master Trust,
    Series 02-3, Class A
    1.41%(c)                            05/17/16       12,350        12,176,334


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

ASSET BACKED SECURITIES (CONTINUED)
  SWB Loan Backed Certificates,
    Series 98-1, Class AV
    1.75%(c)                            09/15/24     $  1,226    $    1,164,777
  Toyota Auto Receivables Owner
    Trust, Series 01-C, Class A4
    4.72%                               09/15/08       10,400        10,703,878
  Toyota Auto Receivables Owner
    Trust, Series 02-A, Class A4
    4.00%                               07/15/08       11,000        11,326,568
  Wachovia Asset Securitization, Inc.,
    Series 02-1, Class 1A1
    6.25%                               04/25/33        1,924         1,974,261
                                                                 --------------

TOTAL ASSET BACKED SECURITIES
  (Cost $278,060,464)                                               280,306,015
                                                                 --------------
CORPORATE BONDS -- 1.3%
BANKS -- 0.2%
  European Investment Bank,
    Unsecured Notes
    5.63%                               01/24/06        1,800         1,953,630
  State Street Capital Trust II,
    Capital Securities
    1.63%(c)                            02/15/08        1,700         1,700,646
                                                                 --------------
                                                                      3,654,276
                                                                 --------------
ENERGY & UTILITIES -- 0.1%
  Virginia Electric & Power, Senior
    Unsecured Notes
    5.75%                               03/31/06        2,315         2,509,678
                                                                 --------------
FINANCE -- 0.5%
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    4.00%                               01/31/08        1,200         1,236,416
  Citigroup, Inc., Senior
    Unsecured Notes
    6.75%                               12/01/05        4,100         4,512,095
  General Electric Capital Corp.,
    Senior Unsecured Notes
    5.35%                               03/30/06        2,095         2,255,184
  SLM Corp., Senior Unsecured Notes
    3.63%                               03/17/08          650           658,450
                                                                 --------------
                                                                      8,662,145
                                                                 --------------
FOOD & AGRICULTURE -- 0.2%
  Kraft Foods, Inc.,
    Senior Unsecured Notes
    4.63%                               11/01/06        3,575         3,762,723
                                                                 --------------
OIL & GAS -- 0.1%
  Conoco, Inc.,
    Senior Unsecured Notes
    5.90%                               04/15/04        1,845         1,890,350
                                                                 --------------
TELECOMMUNICATIONS -- 0.1%
  WorldCom, Inc., Senior Notes
    6.40%(b)(f)                         08/15/05          610           201,300
  WorldCom, Inc.,
    Senior Unsecured Notes
    8.00%(b)(f)(g)                      05/15/06          390           128,700
    7.50%(b)(f)(g)                      05/15/11        1,575           519,750
                                                                 --------------
                                                                        849,750
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (CONCLUDED)

                                                  PAR/SHARES(J)
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
YANKEE -- 0.1%
  Tyco International Group SA,
    Senior Notes
    6.38%                               06/15/05     $  1,200    $    1,245,000
                                                                 --------------

TOTAL CORPORATE BONDS
  (Cost $22,577,918)                                                 22,573,922
                                                                 --------------

FOREIGN BONDS -- 3.7%
  Bundesobligation (Germany)
    4.50%                               08/17/07        7,760         9,543,164
    3.00%                               04/11/08       18,920        21,941,647
  Kingdom of Sweden
    3.50%                               04/20/06      251,475        32,670,229
                                                                 --------------

TOTAL FOREIGN BONDS
  (Cost $59,469,206)                                                 64,155,040
                                                                 --------------

TAXABLE MUNICIPAL BONDS -- 0.6%
  California Department of
    Water Resources Revenue Bonds,
    Series 02, Class E
    3.59%                               05/01/04        3,250         3,282,403
  Texas Public Finance Authority
    Unemployment Compensation
    Obligation Assessment Revenue
    Bonds, Series 03, Class B
    2.63%                               06/15/06        7,430         7,481,044
                                                                 --------------

TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $10,659,999)                                                 10,763,447
                                                                 --------------

SHORT TERM INVESTMENTS -- 13.7%
  Federal Home Loan Bank,
    Discount Notes
    0.75%                               10/01/03       37,200        37,200,000
  Federal National Mortgage
    Association, Discount Notes
    1.06%                               10/01/03       18,022        18,022,000
    1.00%                               10/06/03       37,200        37,194,833
    1.06%                               10/08/03       50,000        49,989,695
  Student Loan Mortgage Association,
    Discount Notes
    1.00%                               10/01/03       31,000        31,000,000
  U.S. Treasury Bills
    0.83%                               10/23/03       63,000        62,968,045
  UBS Warburg, Repurchase Agreement
    0.95%(i)                            10/01/03          518           518,000
  Galileo Money Market Fund                               206           206,119
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $237,098,692)                                               237,098,692
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,905,426,927(a))                             110.8%     1,922,540,926

LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $247,001,562 of investment
  purchases payable)                                  (10.8%)      (187,113,982)
                                                                 --------------


                                                                     VALUE
                                                                 --------------

NET ASSETS (Applicable to 61,145,023
  BlackRock shares, 46,647,031
  Institutional shares, 24,272,678
  Service shares, 9,968,258
  Investor A shares, 8,202,814
  Investor B shares and 19,381,344
  Investor C shares outstanding)                       100.0%    $1,735,426,944
                                                       ======    ==============

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   BLACKROCK, INSTITUTIONAL
   AND SERVICE SHARE
   ($1,351,209,880 / 132,064,732)                                        $10.23
                                                                         ======
NET ASSET VALUE AND REDEMPTION
   PRICE PER INVESTOR A SHARE
   ($102,046,690 / 9,968,258)                                            $10.24
                                                                         ======
MAXIMUM OFFERING PRICE PER
   INVESTOR A SHARE
   ($10.24 / 0.970)                                                      $10.56
                                                                         ======
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 4.5%)
   PER INVESTOR B SHARE
   ($83,936,621 / 8,202,814)                                             $10.23
                                                                         ======
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 1.0%)
   PER INVESTOR C SHARE
   ($198,233,753 / 19,381,344)                                           $10.23
                                                                         ======
-------------
(a)Cost for Federal income tax purposes is $1,906,780,526. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation          $17,823,919
           Gross unrealized depreciation           (2,063,519)
                                                  -----------
                                                  $15,760,400
                                                  ===========
(b) Non-income producing security.

(c) Rates shown are the rates as of September 30, 2003.

(d) Rates shown are the effective yields as of September 30, 2003.

(e) Securities, or a portion thereof, pledged as collateral with a value of $7,059,959 on 54 long U.S. Treasury Notes futures contracts and 1,637 short U.S. Treasury Notes futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $197,414,688, with an unrealized loss of $5,507,277.

(f) Security in default.

(g) Total or partial securities on loan.

(h) Securities, or a portion thereof, subject to financing transactions.

(i) Security purchased with the cash proceeds from securities loaned.

(j) In local currency.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 73.6%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    4.25%(b)                            03/22/06     $  3,850    $    3,902,202
    3.13%                               08/25/06        3,550         3,591,641
    4.88%                               03/15/07       16,210        17,491,903
    3.50%                               04/01/08        1,790         1,803,307
    6.63%                               09/15/09        1,420         1,653,569
    7.00%                               03/15/10       17,875        21,238,110
    5.63%                               03/15/11          185           204,540
  Federal National Mortgage
    Association, Debenture
    5.88%                               02/02/06        3,800         4,146,989
  Federal National Mortgage
    Association, Unsecured Notes
    5.00%                               01/15/07        1,780         1,926,946
    3.25%                               01/15/08        3,060         3,103,375
    5.75%                               02/15/08        3,400         3,794,203
    7.13%                               06/15/10        8,900        10,660,180
    6.63%                               11/15/10        6,900         8,062,167
    4.75%                               02/21/13        1,595         1,605,565
  Small Business Administration
    Participation Certificates,
    Series 96-20H, Class 1
    7.25%                               08/01/16        2,772         3,093,692
  Small Business Administration
    Participation Certificates,
    Series 96-20J, Class 1
    7.20%                               10/01/16        2,670         2,976,792
  Small Business Administration
    Participation Certificates,
    Series 98-20J, Class 1
    5.50%                               10/01/18        3,679         3,905,341
  Small Business Investment Cos.
    Pass-Through, Series 96-P10A,
    Class 1
    6.67%                               02/10/06          800           862,850
  U.S. Treasury Bonds
    10.38%(e)                        11/09-11/12       23,600        30,200,816
    9.25%(e)                            02/15/16       17,050        25,093,474
    6.25%                               08/15/23        2,415         2,823,191
  U.S. Treasury Notes
    3.63%                               03/31/04       34,065        34,506,789
    3.38%                               04/30/04        1,590         1,611,676
    5.75%                               11/15/05          555           603,823
    3.25%                               08/15/07        2,020         2,085,729
    3.00%                               02/15/08          525           534,065
    2.63%(e)                            05/15/08       17,545        17,499,085
    3.13%(e)                            09/15/08       11,855        12,019,856
    4.00%                               11/15/12        7,800         7,892,625
    4.25%                               08/15/13        4,540         4,654,031
                                                                 --------------

TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $225,826,808)                                               233,548,532
                                                                 --------------

MORTGAGE PASS-THROUGHS -- 19.7%
  Federal Home Loan Mortgage Corp.
    6.50%                            03/11-06/12        5,532         5,843,095
    6.00%                               05/01/14        1,304         1,360,217
  Federal Home Loan Mortgage Corp.
    Gold
    6.50%                            04/08-08/32        2,074         2,167,207
    6.00%                            05/16-10/18        1,397         1,454,266
    5.50%                               04/01/17          732           758,072


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

  MORTGAGE PASS-THROUGHS (CONTINUED)
  Federal Home Loan Mortgage Corp.
    Gold 15 Year Balloon
    6.50%                               11/01/09     $  1,486    $    1,568,640
  Federal National Mortgage Association
    6.00%                            11/03-01/29        4,707         4,927,742
    6.50%                            10/05-04/32        4,176         4,424,560
    6.09%                               10/01/08        6,929         7,663,020
    8.50%                               08/01/09          484           531,158
    7.00%                            10/09-03/13        1,181         1,257,120
    5.50%                            01/14-10/18       24,287        25,124,384
    3.89%(b)                            02/01/24        2,306         2,391,780
  Federal National Mortgage Association
    10 Year Balloon
    6.00%                               02/01/04           95            94,949
  Federal National Mortgage Association
    Multi-Family
    7.71%                               12/01/18          557           558,991
  Government National Mortgage
    Association
    7.25%                               04/15/06          792           826,521
    6.00%                               02/15/11        1,161         1,220,181
    7.00%                               12/15/27           74            79,245
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(c)                           06/15/21        6,309           142,248
                                                                 --------------

TOTAL MORTGAGE PASS-THROUGHS
  (Cost $60,221,833)                                                 62,393,396
                                                                 --------------

MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 2.0%
  Federal Home Loan Mortgage
    Corp., Series 1361, Class I
    6.00%                               09/15/07          408           422,313
  Federal National Mortgage
    Association, Series 01-35,
    Class VC
    6.50%                               07/25/31        5,382         5,779,123
                                                                 --------------

TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $5,946,041)                                                   6,201,436
                                                                 --------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 3.3%
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 00-1,
    Class 4A
    6.63%                               03/15/15          324           333,920
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
    6.50%                               04/25/16          476           488,412
  DLJ Commercial Mortgage Corp.,
    Series 2000-CKP1, Class A1B
    7.18%                               08/10/10        1,487         1,709,796
  GE Capital Commercial Mortgage
    Corp., Series 2003-C1, Class A3
    4.37%                               01/10/38        2,090         2,136,204
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    8.26%(c)                            07/15/27       14,465           843,988
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
    6.41%                               01/15/10        2,588         2,846,250


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES (CONTINUED)
  Residential Funding Mortgage
    Securities I, Inc., Series 98-S1,
    Class A1
    6.50%                               01/25/13     $    285    $      285,513
  Structured Asset Mortgage
    Investments, Inc., Series 98-9,
    Class 2A2
    6.13%                               11/25/13          567           568,173
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.07%(b)                            12/28/12          651           654,483
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    4.17%(b)                            04/25/28          644           650,451
                                                                 --------------

TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $10,086,599)                                                 10,517,190
                                                                 --------------

PROJECT LOANS -- 1.2%
  Federal Housing Authority, Merrill
    Lynch Project, Series 29, Class 1A1
    7.43%                               06/01/22          823           885,028
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%                               01/01/23        2,627         2,828,307
                                                                 --------------

TOTAL PROJECT LOANS
  (Cost $3,529,961)                                                   3,713,335
                                                                 --------------

ASSET BACKED SECURITIES -- 7.6%
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                               09/15/09        4,475         5,063,686
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                               10/16/06        2,700         2,787,750
  Citibank Credit Card Master Trust I,
    Series 97-6, Class A (PO)
    3.82%(c)                            08/15/06        2,750         2,720,652
  Fannie Mae Grantor Trust,
    Series 02-T6, Class A1
    3.31%                               02/25/32        1,247         1,241,016
  Green Tree Financial Corp.,
    Series 97-5, Class A7
    7.13%                               05/15/29        3,145         3,204,246
  Green Tree Financial Corp.,
    Series 99-5, Class A3
    6.97%(d)                            04/01/31        1,043         1,055,655
  Huntington Auto Trust,
    Series 00-A, Class A4
    7.42%                               07/15/05        3,652         3,724,623
  Mellon Auto Grantor Trust,
    Series 00-1, Class A
    7.18%                               10/15/06        687             695,418
  The Money Store Small Business
    Administration Loan Trust,
    Series 99-1, Class A
    1.80%(b)                            07/15/25        1,614         1,565,912


                                                   PAR/SHARES
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

ASSET BACKED SECURITIES (CONTINUED)
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates,
    Series 97-1, Class A
    2.10%(b)                            09/15/23     $    725    $      703,282
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%                               05/15/25        1,314         1,195,296

TOTAL ASSET BACKED SECURITIES
  (Cost $23,005,669)                                                 23,957,536
                                                                 --------------

CORPORATE BONDS -- 1.2%
  International Bank for Reconstruction
    and Development, Senior
    Unsecured Notes
    5.00%
  (Cost $3,608,259)                     03/28/06        3,600         3,872,545
                                                                 --------------

TAXABLE MUNICIPAL BONDS -- 1.4%
  Stanislaus County, California Taxable
    Pension Obligation Refunding
    Revenue Bonds, Series 95
    7.15%
  (Cost $3,755,000)                     08/15/13        3,755         4,409,459
                                                                 --------------

SHORT TERM INVESTMENTS -- 10.4%
  Student Loan Marketing Association,
    Discount Notes
    1.00%                               10/01/03       29,300        29,300,000
  Galileo Money Market Fund                             3,767         3,767,367
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $33,067,367)                                                 33,067,367
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $369,047,537(a))                               120.4%       381,680,796


                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------
PUT SWAPTIONS WRITTEN -- (0.1%)
  Union Bank of Switzerland,
    Strike Price 5.75, Expires 09/23/05
  (Premiums received $500,250)                         (2,300)(f)      (428,950)
                                                                 --------------

LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $42,515,023 of payable
  for financing transactions)                          (20.3%)      (64,162,161)
                                                        -----    --------------
NET ASSETS (Applicable to 21,703,853
  Institutional shares, 136,264 Service
  shares, 5,136,182 Investor A shares,
  1,159,032 Investor B shares and 1,696,028
  Investor C shares outstanding)                       100.0%    $  317,089,685
                                                       ======    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONCLUDED)


AS OF SEPTEMBER 30, 2003                                             VALUE
                                                                 --------------

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   INSTITUTIONAL SHARE
   ($230,609,434 / 21,703,853)                                           $10.63
                                                                         ======
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SERVICE SHARE
   ($1,446,779 / 136,264)                                                $10.62
                                                                         ======
NET ASSET VALUE AND REDEMPTION
   PRICE PER INVESTOR A SHARE
   ($54,693,244 / 5,136,182)                                             $10.65
                                                                         ======
MAXIMUM OFFERING PRICE PER
   INVESTOR A SHARE
   ($10.65 / 0.960)                                                      $11.09
                                                                         ======
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 4.5%)
   PER INVESTOR B SHARE
   ($12,311,781 / 1,159,032)                                             $10.62
                                                                         ======
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 1.0%)
   PER INVESTOR C SHARE
   ($18,028,447 / 1,696,028)                                             $10.63
                                                                         ======
-------------
(a) Cost for Federal income tax purposes is $369,403,401. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation          $12,515,899
           Gross unrealized depreciation             (238,504)
                                                  -----------
                                                  $12,277,395
                                                  ===========

(b) Rates shown are the rates as of September 30, 2003.

(c) Rates shown are the effective yields as of September 30, 2003.

(d) Securities, or a portion thereof, pledged as collateral with a value of $1,055,654 on 451 short U.S. Treasury Notes futures contracts and 15 short U.S. Treasury Bonds futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $61,307,313, with an unrealized loss of $1,779,155.

(e) Securities, or a portion thereof, subject to financing transactions.

(f) Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                           INTERMEDIATE BOND PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 38.2%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    4.25%(c)                            03/22/06     $  9,950    $   10,084,912
    3.13%                               08/25/06        9,250         9,358,503
    4.00%                               10/29/07        3,300         3,373,656
    3.50%                               04/01/08        3,865         3,893,732
    6.63%                               09/15/09        5,400         6,288,219
    7.00%                               03/15/10        3,250         3,861,475
    5.63%                               03/15/11          225           248,765
    4.75%                               10/11/12        3,900         3,910,771
  Federal National Mortgage
    Association, Unsecured Notes
    1.75%                               06/16/06        4,175         4,129,927
    7.13%                               03/15/07        2,680         3,088,802
    5.25%                               04/15/07        2,025         2,212,661
    3.25%                               01/15/08       15,310        15,527,019
    5.75%                               02/15/08        7,350         8,202,174
    6.00%                            05/08-11/18       19,091        21,334,700
    7.25%                               01/15/10       28,065        33,727,366
    4.75%                               02/21/13       10,740        10,811,142
  Small Business Administration
    Participation Certificates,
    Series 92-20H, Class 1
    7.40%                               08/01/12        1,304         1,418,125
  Small Business Administration
    Participation Certificates,
    Series 96-20H, Class 1
    7.25%                               08/01/16        3,161         3,527,894
  Small Business Administration,
    Series 01-P10, Class B-1
    6.34%                               08/01/11        3,028         3,242,255
  Small Business Investment Cos.
    Pass-Through, Series 96-P10A,
    Class 1
    6.67%                               02/10/06          596           643,118
  Small Business Investment Cos.
    Pass-Through, Series 97-P10D,
    Class 1
    6.51%                               11/10/07          319           346,587
  Small Business Investment Cos.
    Pass-Through, Series 98-10A,
    Class 1
    6.12%                               02/01/08          355           381,732
  U.S. Treasury Bonds
    10.38%                           11/09-11/12       31,315        39,254,727
    9.25%                               02/15/16        2,500         3,679,395
    8.00%                               11/15/21        1,595         2,212,314
  U.S. Treasury Notes
    2.13%                               08/31/04          495           499,796
    1.63%                               03/31/05        9,905         9,965,747
    1.50%                               07/31/05        6,420         6,434,798
    5.75%                               11/15/05           10            10,880
    2.00%                               05/15/06          330           332,282
    4.63%                               05/15/06          235           252,212
    2.38%                               08/15/06        4,240         4,298,796
    3.50%                               11/15/06        4,450         4,649,729
    4.50%                               05/15/07       12,745        13,681,961
    3.25%                            08/07-08/08       12,641        12,927,922
    3.00%                               11/15/07        1,290         1,316,556
    2.63%(g)                            05/15/08       45,300        45,181,450
    5.63%                               05/15/08        2,710         3,056,053
    5.50%                               05/15/09        4,410         4,988,469
    6.00%                               08/15/09        2,900         3,350,747


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
    U.S. Treasury Notes
    4.00%                               11/15/12     $ 51,700    $   52,313,938
    4.25%(g)                            08/15/13       14,370        14,730,931
                                                                 --------------

TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $365,184,647)                                               372,752,238
                                                                 --------------

MORTGAGE PASS-THROUGHS -- 11.5%
  Federal Home Loan Mortgage Corp.
    9.00%                            11/04-11/05            4             4,516
    9.50%                               01/01/05            1             1,366
    8.50%                               07/01/06            7             6,927
    7.25%                               12/01/06           11            10,914
    6.50%                               03/01/11        1,333         1,405,368
    6.00%                               04/01/11          790           824,537
  Federal Home Loan Mortgage
    Corp. Gold
    6.50%                               04/01/08          821           859,882
    6.00%                            04/11-05/14          108           112,262
    5.50%                               04/01/17           35            36,259
  Federal National Mortgage
    Association
    6.00%                            01/04-01/33       12,836        13,394,762
    9.50%                               03/01/05            0               421
    6.50%                            11/08-10/18        6,353         6,710,405
    5.50%                            02/09-10/18       70,878        73,420,336
    8.50%                               08/01/09          620           681,147
    3.89%(c)                            02/01/24        4,196         4,351,711
  Federal National Mortgage
    Association 10 Year Balloon
    6.00%                               02/01/04           73            72,852
  Federal National Mortgage
    Association HYBRID, ARM
    5.21%(c)                            10/01/32        5,518         5,642,210
  Government National Mortgage
    Association
    7.25%                               04/15/06          141           147,509
    9.50%                            05/16-02/17           72            79,354
    8.50%                               02/15/17           72            78,114
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(d)                           06/15/21       10,146           228,746
  Structured Asset Securities Corp.,
    Series 03-AL1, Class A
    3.36%                               04/25/31        4,285         4,166,810
                                                                 --------------

TOTAL MORTGAGE PASS-THROUGHS
  (Cost $110,033,489)                                               112,236,408
                                                                 --------------

MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 1.2%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
    6.00%                               09/15/07          759           784,307
  Federal Home Loan Mortgage Corp.,
    Series 2357, Class QV
    6.50%                               06/15/12        8,752         9,094,813
  Federal Home Loan Mortgage Corp.,
    Series 96T-2, Class A
    7.00%                               01/25/21        1,305         1,375,212
  Federal National Mortgage
    Association, Series 89-16,
    Class B (PO)
    6.20%(d)                            03/25/19          251           212,174


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS (CONTINUED)
  Federal National Mortgage
    Association Strip Notes,
    Series 279, Class 1 (PO)
    6.00%(d)                            07/01/26     $     82    $       71,186
                                                                 --------------

TOTAL MULTIPLE CLASS
  MORTGAGE PASS-THROUGHS
  (Cost $11,319,208)                                                 11,537,692
                                                                 --------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 3.3%
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
    7.01%                               05/25/29          985           997,412
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 00-1,
    Class 4A
    6.63%                               03/15/15          665           685,904
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
    6.50%                               04/25/16        1,388         1,423,720
  Delta Airlines, Inc., Series 00-1,
    Class A1, Pass-Through Certificates
    7.38%                               05/18/10        2,371         2,364,721
  First Republic Mortgage Loan Trust,
    Series 00-FRB1, Class A2
    4.17%(c)                            06/25/30        3,736         3,771,228
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97
    7.43%                               02/21/21          528           567,459
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    8.26%(d)                            07/15/27       21,652         1,263,364
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A1
    7.11%                               10/15/32        5,409         5,920,831
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
    6.41%                               01/15/10        5,536         6,087,410
  NationsLink Funding Corp.,
    Series 99-SL, Class A6
    6.61%                               04/10/07        2,415         2,556,687
  NYC Mortgage Loan Trust,
    Series 96, Class A1
    6.75%                               06/25/06        1,823         1,931,196
  Residential Funding Mortgage
    Securities I, Inc., Series 98-S1,
    Class A1
    6.50%                               01/25/13          512           513,097
  Structured Asset Mortgage
    Investments, Inc., Series 98-9,
    Class 2A2
    6.13%                               11/25/13          855           857,906
  Summit Mortgage Trust,
    Series 00-1, Class B1
    6.07%(c)                            12/28/12        1,302         1,308,967


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES (CONTINUED)
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    4.17%(c)                            04/25/28     $  1,674    $    1,690,395
                                                                 --------------

TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $30,925,364)                                                 31,940,297
                                                                 --------------

PROJECT LOANS-- 0.3%
  Federal Housing Authority,
    USGI Project, Series 56
    7.46%
  (Cost $2,615,996)                     01/01/23        2,584         2,781,940
                                                                 --------------

ASSET BACKED SECURITIES -- 8.5%
  Amresco Independence Funding, Inc.,
    Series 00-1, Class A
    2.15%(c)                            01/15/27          715           686,240
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                               09/15/09        5,500         6,223,525
  Citibank Credit Card Master Trust I,
    Series 97-6, Class A (PO)
    3.82%(d)                            08/15/06        7,625         7,543,628
  Epoch, Series 02, Class 2l
    2.03%(c)                            05/30/07        4,900         4,711,274
  Fannie Mae Grantor Trust,
    Series 02-T6, Class A1
    3.31%                               02/25/32        3,502         3,485,407
  FMAC Loan Receivables Trust,
    Series 98-CA, Class A1
    5.99%                               11/15/04        1,375         1,237,697
  Ford Credit Auto Owner Trust,
    Series 02-C, Class A3
    3.38%                               12/15/05        9,000         9,156,096
  Green Tree Financial Corp.,
    Series 96-7, Class A6
    7.65%                               10/15/27        2,109         2,213,357
  Green Tree Financial Corp.,
    Series 99-4, Class A5
    6.97%                               05/01/31        5,450         5,651,553
  Green Tree Financial Corp.,
    Series 99-5, Class A3
    6.97%(f)                            04/01/31        1,771         1,792,910
  Huntington Auto Trust, Series 00-A,
    Class A4
    7.42%                               07/15/05        3,162         3,224,978
  IFC Small Business Administration
    Loan-Backed Adjustable Rate
    Certificates, Series 97-1, Class A
    2.00%(c)                            01/15/24        1,059         1,037,690
  MBNA Master Credit Card Trust,
    Series 00-E, Class A
    7.80%                               10/15/12        6,100         7,361,461
  Mellon Auto Grantor Trust,
    Series 00-1, Class A
    7.18%                               10/15/06        1,182         1,196,836
  The Money Store Small Business
    Administration Loan Trust,
    Series 96-1, Class A
    1.95%(c)                            07/15/21          721           704,876
  The Money Store Small Business
    Administration Loan Trust,
    Series 99-1, Class A
    1.80%(c)                            07/15/25        2,642         2,562,401


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

ASSET BACKED SECURITIES (CONTINUED)
  Morgan Stanley Dean Witter Capital,
    Series 02-IQ2, Class A2
    5.16%                               12/15/35     $  3,850    $    4,126,477
  Nissan Auto Receivables Owner Trust,
    Series 01-B, Class A4
    5.35%                               10/15/06        4,725         4,836,482
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%                               01/20/12        3,401         3,568,657
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    3.00%(c)                            04/01/21        1,496         1,496,420
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates,
    Series 97-1, Class A
    2.10%(c)                            09/15/23        1,190         1,154,049
  Sears Credit Account Master Trust,
    Series 00-3, Class A
    1.44%                               10/16/08        7,570         7,563,638
  SWB Loan Backed Certificates,
    Series 99-1, Class A
    7.38%                               05/15/25        2,026         1,843,347
                                                                 --------------

TOTAL ASSET BACKED SECURITIES
  (Cost $80,530,195)                                                 83,378,999
                                                                 --------------

CORPORATE BONDS -- 31.3%
AEROSPACE -- 0.9%
  General Dynamics Corp.,
    Unsecured Notes
    4.50%(e)                            08/15/10          680           700,896
  Lockheed Martin Corp., Debentures
    7.20%                               05/01/36        1,300         1,497,496
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                               12/01/09          305           377,541
  Raytheon Co., Senior Notes
    6.30%                               03/15/05        2,375         2,532,938
    6.75%                               08/15/07        3,000         3,381,060
                                                                 --------------
                                                                      8,489,931
                                                                 --------------

AIR TRANSPORTATION -- 0.1%
  United Air Lines, Inc., Pass-Through
    Certificates
    6.20%                               09/01/08        1,475         1,150,500
                                                                 --------------

BANKS -- 3.6%
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                               01/15/08        2,210         2,279,104
  Bank of America Corp., Subordinated
    Notes
    7.80%                               02/15/10        1,115         1,339,387
    7.40%                               01/15/11        1,425         1,692,729
  Bank One N.A., Senior Unsecured
    Notes
    3.70%                               01/15/08        2,325         2,374,639
  Barclays Bank PLC, Capital Securities
    8.55%(c)(h)                         09/29/49        3,030         3,769,902
  European Investment Bank,
    Unsecured Notes
    5.63%                               01/24/06        3,175         3,445,986


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
  First Union Corp., Subordinated
    Debentures
    6.55%                               10/15/35     $  3,445    $    3,925,612
  HSBC Holdings PLC, Subordinated
    Notes
    5.25%                               12/12/12          400           415,232
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                               05/30/07        1,550         1,677,565
    3.63%(e)                            05/01/08           75            75,901
  J.P. Morgan Chase & Co., Subordinated Notes
    6.25%                               02/15/11        1,500         1,674,134
    6.63%                               03/15/12          750           844,677
    5.75%                               01/02/13          495           529,620
  Northern Trust Co., Senior Bank
    Notes
    6.30%                               03/07/11        4,400         4,926,548
  State Street Capital Trust II, Capital
    Securities
    1.63%(c)                            02/15/08        1,650         1,650,627
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                               05/30/08        1,905         1,875,933
  Wells Fargo & Co., Senior Unsecured
    Notes
    5.25%                               12/01/07        1,700         1,840,962
  Wells Fargo & Co., Subordinated
    Notes
    5.00%                               11/15/14        1,040         1,055,570
                                                                 --------------
                                                                     35,394,128
                                                                 --------------

BEVERAGES & BOTTLING -- 0.2%
  Cadbury Schweppes PLC, Unsecured
    Notes
    3.88%                               10/01/08        1,290         1,302,642
                                                                 --------------

CHEMICALS -- 0.5%
  Dow Chemical Co., Senior
    Debentures
    5.97%                               01/15/09        3,773         4,073,444
  Dow Chemical Co., Senior Unsecured
    Notes
    6.00%                               10/01/12          640           672,189
                                                                 --------------
                                                                      4,745,633
                                                                 --------------

ENERGY & UTILITIES -- 1.7%
  Carolina Power & Light, Senior
    Secured Notes
    7.50%                               04/01/05        2,850         3,078,142
  Centerpoint Energy Houston Electric
    LLC, General & Refunding
    Mortgage Notes
    5.70%(h)                            03/15/13        1,300         1,370,512
  Dominion Resources, Inc., Senior
    Unsecured Notes
    4.13%                               02/15/08        1,000         1,024,170
    5.13%                               12/15/09        1,250         1,307,025
  DTE Energy Co., Senior Secured
    Notes
    6.13%                               10/01/10        1,130         1,256,176
  DTE Energy Co., Senior Unsecured
    Notes
    6.00%                               06/01/04        3,175         3,259,995


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
ENERGY & UTILITIES (CONTINUED)
  Duke Energy Corp., Senior Unsecured
    Notes
    4.20%                               10/01/08     $  1,875    $    1,900,088
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                               07/15/11          500           579,767
  Oncor Electric Delivery Co., Senior
    Secured Notes
    6.38%(h)                            01/15/15          615           676,008
  PECO Energy Co., First Refunding
    Mortgages
    5.95%                               11/01/11        1,900         2,099,869
                                                                 --------------
                                                                     16,551,752
                                                                 --------------

ENTERTAINMENT & LEISURE -- 0.5%
  AOL Time Warner, Inc., Senior
    Debentures
    7.57%                               02/01/24        1,750         1,966,387
  AOL Time Warner, Inc., Senior
    Unsecured Notes
    6.13%                               04/15/06          810           878,187
  Time Warner, Inc., Debentures
    8.18%                               08/15/07          350           406,643
    8.11%                               08/15/06          890         1,015,142
  Turner Broadcasting Corp., Senior
    Notes
    8.38%                               07/01/13          300           365,623
                                                                 --------------
                                                                      4,631,982
                                                                 --------------

FINANCE -- 11.4%
  AIG Sunamerica Co., Unsecured
    Notes
    7.60%(h)                            06/15/05        4,300         4,714,262
  American General Financial Corp.,
    Notes
    8.13%                               08/15/09        2,250         2,732,866
  Ameritech Capital Funding,
    Unsecured Notes
    6.25%                               05/18/09        1,440         1,633,200
  Archstone-Smith Trust Corp., Senior
    Unsecured Notes
    3.00%                               06/15/08          925           896,408
    5.00%                               08/15/07          850           899,342
  ASIF Global Finance, Unsecured
    Notes
    3.85%(h)                            11/26/07          450           462,811
  Associates Corp., Senior Notes
    5.75%                               10/15/03          250           250,383
    7.75%                               02/15/05        4,125         4,444,560
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    4.00%                               01/31/08          950           978,830
    2.88%                               07/02/08        1,550         1,518,275
  BellSouth Capital Funding Corp.,
    Debentures
    6.04%                               11/15/26        1,550         1,713,044
  Cable and Wireless Optus Finance
    Ltd., Unsecured Notes
    8.00%(h)                            06/22/10        1,425         1,624,969
  Citigroup, Inc., Senior Unsecured
    Notes
    6.75%                               12/01/05          475           522,743


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
  Citigroup, Inc., Subordinated Notes
    7.75%                               06/15/06     $  3,480    $    3,984,447
    6.38%                               11/15/08        1,710         1,929,496
    7.25%                               10/01/10        4,500         5,330,156
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    4.63%                               01/15/08        2,200         2,317,856
    6.13%                               11/15/11        2,825         3,094,604
  Ford Motor Credit Co., Senior Notes
    5.80%                               01/12/09          210           211,753
  Ford Motor Credit Co., Senior
    Unsecured Notes
    7.38%                               10/28/09        2,120         2,259,714
    7.88%                               06/15/10          620           672,231
  Ford Motor Credit Co., Unsecured
    Notes
    6.88%                               02/01/06        3,335         3,547,796
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.88%(e)                            11/15/10        3,545         4,122,477
    6.13%                               02/22/11        1,425         1,582,005
    5.88%                               02/15/12        1,775         1,928,905
    6.00%                               06/15/12        2,935         3,217,112
  General Electric Capital Corp.,
    Unsecured Notes
    3.50%                               08/15/07        3,800         3,881,054
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.75%                               01/15/06        2,325         2,486,622
    7.75%                               01/19/10        3,190         3,510,611
    7.25%                               03/02/11        1,895         2,007,000
    6.88%                               09/15/11        1,990         2,061,461
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    6.88%                               01/15/11          955         1,095,509
    6.60%                               01/15/12        4,775         5,404,355
  Household Finance Corp., Notes
    6.38%                               11/27/12        1,125         1,249,313
  Household Finance Corp., Senior
    Unsecured Notes
    7.20%                               07/15/06        1,975         2,224,936
    5.75%                               01/30/07          500           545,820
    6.38%                               10/15/11        4,700         5,225,657
    7.00%                               05/15/12          150           173,070
  Household Finance Corp., Unsecured
    Notes
    4.75%                               07/15/13          970           958,706
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    6.25%(e)                            05/15/06        2,655         2,924,695
    7.00%                               02/01/08        3,275         3,743,449
  Morgan Stanley, Senior Unsecured
    Notes
    6.10%                               04/15/06          475           518,830
    5.80%                               04/01/07        1,800         1,983,996
    6.75%                               04/15/11        2,435         2,782,029
  Principal Life Global Funding I,
    Unsecured Notes
    3.63%                               04/30/08        3,600         3,642,768
  Prudential Funding LLC, Senior
    Unsecured Notes
    6.60%                               05/15/08          810           916,807


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
  SLM Corp., Senior Unsecured Notes
    3.63%                               03/17/08     $  2,550    $    2,583,150
  Swedbank, Capital Securities
    7.50%(c)(h)                         09/29/49        2,200         2,557,500
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(c)                            10/29/49        1,790         2,222,482
                                                                 --------------
                                                                    111,290,065
                                                                 --------------

FOOD & AGRICULTURE -- 1.3%
  General Mills, Inc., Senior Unsecured
    Notes
    5.13%                               02/15/07        5,160         5,549,683
  Kellogg Co., Senior Unsecured Notes
    6.60%                               04/01/11          870           993,692
  Kraft Foods, Inc., Senior Notes
    6.85%                               06/15/05        1,480         1,594,833
  Kraft Foods, Inc.,
    Senior Unsecured Notes
    4.63%(e)                            11/01/06          825           868,321
    5.63%                               11/01/11        3,577         3,770,080
                                                                 --------------
                                                                     12,776,609
                                                                 --------------

INSURANCE -- 0.9%
  Allstate Financial Global Funding,
    Senior Unsecured Notes
    1.41%(c)                            06/21/06        1,750         1,754,655
  Everest Reinsurance Holdings,
    Senior Unsecured Notes
    8.50%                               03/15/05        2,710         2,943,033
  Fund American Cos., Inc.,
    Senior Notes
    5.88%                               05/15/13        2,650         2,696,553
  Prudential Insurance Co. of America,
    Notes
    6.38%(h)                            07/23/06        1,600         1,769,632
                                                                 --------------
                                                                      9,163,873
                                                                 --------------

MANUFACTURING -- 0.1%
  General Electric Co., Senior Notes
    5.00%                               02/01/13          685           702,241
                                                                 --------------

MEDICAL & MEDICAL SERVICES -- 0.1%
  Anthem, Inc., Senior Unsecured Notes
    6.80%                               08/01/12          750           863,334
                                                                 --------------

MOTOR VEHICLES -- 1.2%
  DaimlerChrysler North America
    Holding Corp., Notes
    4.75%                               01/15/08        3,705         3,789,437
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                               06/04/08        8,150         8,126,567
                                                                 --------------
                                                                     11,916,004
                                                                 --------------

OIL & GAS -- 1.9%
  Atlantic Richfield Co., Debentures
    10.88%                               07/15/05        2,960         3,433,541
  Encana Corp., Senior Unsecured
    Notes
    4.75%                               10/15/13        1,400         1,395,548
  Occidental Petroleum Corp., Senior
    Unsecured Notes
    6.75%                               01/15/12          975         1,121,338


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
  Ocean Energy, Inc., Senior Unsecured
    Notes
    4.38%                               10/01/07     $  1,645    $    1,715,537
  Texas Eastern Transmission LP,
    Senior Unsecured Notes
    5.25%                               07/15/07        1,580         1,684,470
  Tosco Corp., Senior Notes
    7.63%                               05/15/06        2,525         2,862,292
  Union Pacific Resources, Inc.,
    Debentures
    7.38%                               05/15/06        5,845         6,582,697
                                                                 --------------
                                                                     18,795,423
                                                                 --------------

PAPER & FOREST PRODUCTS -- 0.3%
  Weyerhaeuser Co., Debentures
    7.13%                               07/15/23          900           972,716
  Weyerhaeuser Co., Senior Unsecured
    Notes
    5.50%                               03/15/05        1,510         1,585,923
                                                                 --------------
                                                                      2,558,639
                                                                 --------------

PHARMACEUTICALS -- 0.1%
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                               10/01/11        1,170         1,272,198
                                                                 --------------

REAL ESTATE -- 0.8%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    5.00%                               08/01/07        1,380         1,444,308
  EOP Operating LP, Senior Unsecured
    Notes
    7.75%                               11/15/07        1,225         1,413,662
    6.95%                               03/02/11        2,800         3,236,730
    7.00%                               07/15/11          575           654,826
    6.76%                               06/15/07          750           839,229
                                                                 --------------
                                                                      7,588,755
                                                                 --------------

RETAIL MERCHANDISING -- 1.1%
  Kroger Co., Senior Unsecured Notes
    6.80%                               04/01/11        1,925         2,200,602
  Sears Roebuck Acceptance Corp.,
    Senior Unsecured Notes
    6.70%                               11/15/06        1,175         1,312,998
    6.25%                               05/01/09          800           888,506
    6.75%                               08/15/11        1,240         1,398,236
  Wal-Mart Stores, Inc., Senior
    Unsecured Notes
    6.88%                               08/10/09        2,625         3,085,724
  Wal-Mart Stores, Inc., Unsecured
    Notes
    3.38%                               10/01/08        1,925         1,936,380
                                                                 --------------
                                                                     10,822,446
                                                                 --------------

TELECOMMUNICATIONS -- 2.0%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                               03/15/13          363           450,534
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                               11/05-05/07     5,390         6,156,698
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    5.50%                               03/15/11        2,435         2,561,937


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
   Cox Communications, Inc.,
     Unsecured Notes
     4.63%                              06/01/13     $    950    $      925,658
   Cox Communications, Inc., Senior
     Unsecured Notes
     7.75%                              11/01/10          565           674,830
   Qwest Corp., Senior Unsecured Notes
     8.88%(h)                           03/15/12          425           465,375
   Verizon New Jersey, Inc., Senior
     Debentures
     5.88%                              01/17/12        5,985         6,508,388
   WorldCom, Inc., Senior Notes
     6.40%(b)(i)                        08/15/05        2,850           940,500
   WorldCom, Inc., Senior Unsecured
     Notes
     7.38%(b)(e)(h)(i)                  01/15/06          270            89,100
     8.00%(b)(e)(i)                     05/15/06          380           125,400
     8.25%(b)(e)(i)                     05/15/10        2,400           792,000
                                                                 --------------
                                                                     19,690,420
                                                                 --------------

TRANSPORTATION -- 0.8%
   Burlington Northern Santa Fe Corp.,
     Senior Unsecured Notes
     7.88%                              04/15/07        4,500         5,271,120
   Federal Express Corp., Pass-Through
     Certificates
     6.72%                              01/15/22        2,398         2,704,161
                                                                 --------------
                                                                      7,975,281
                                                                 --------------

YANKEE -- 1.8%
   Deutsche Telekom International
     Finance BV
     8.25%                              06/15/05        3,900         4,292,964
   Deutsche Telekom International
     Finance BV, Senior Unsecured
     Notes
     8.50%(c)                           06/15/10          150           183,657
   Mobil Oil Canada
     5.00%                              12/21/04        3,500         3,639,433
   Tyco International Group SA, Senior
     Notes
     6.38%                              06/15/05          285           295,687
   Tyco International Group SA, Senior
     Unsecured Notes
     6.38%                              02/15/06        1,120         1,167,600
     5.80%                              08/01/06          760           782,800
     6.13%                              11/01/08          940           975,250
   United Mexican States,
     Unsecured Notes
     10.38%                             02/17/09        4,850         6,217,700
                                                                 --------------
                                                                     17,555,091
                                                                 --------------

TOTAL CORPORATE BONDS
  (Cost $290,812,222)                                               305,236,947
                                                                 --------------


                                                    PAR/SHARES
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

TAXABLE MUNICIPAL BONDS -- 1.0%
   California Department of Water
     Resources Revenue Bonds,
     Series 02, Class E
     3.59%                              05/01/04     $  2,625      $  2,651,171
   Elmhurst, Illinois Sales Tax Revenue
     Bonds, Series 98
     5.63%                              05/15/10          250           260,680
   New Jersey Economic Development
     Authority State Pension Funding
     Zero Coupon Revenue Bonds,
     Series 97, Class B
     6.94%(d)                           02/15/05        2,900         2,819,902
   Oregon School Board Taxable
     Pension Deferred Interest Bonds,
     Series A
     1.00%                              06/30/07        2,700         2,396,709
   Texas Public Finance Authority
     Taxable Revenue Bond, Series 03
     3.13%                              06/15/07        2,020         2,037,898
                                                                   ------------

TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $9,881,663)                                                  10,166,360
                                                                   ------------

SHORT TERM INVESTMENTS -- 4.7%
   Dorada Finance, Commercial Paper
     1.08%(j)                           11/17/03          637           637,435
   Natexis Banques International,
     Certificate of Deposit
     1.22%(j)                           10/10/03          625           634,621
   Royal Bank of Canada, Time Deposit
     1.16%(j)                           10/01/03          320           320,036
   Southtrust Bank, Time Deposit
     1.13%(j)                           10/01/03           19            18,904
   Student Loan Marketing Association,
     Discount Notes
     1.00%                              10/01/03       43,000        43,000,000
   Galileo Money Market Fund                              409           408,614
   Institutional Money Market Trust(j)                    969           969,454
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $45,989,064)                                                 45,989,064
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $947,291,848(a))                                           $976,019,945
                                                                   ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     INTERMEDIATE BOND PORTFOLIO (CONCLUDED)

                                                     NUMBER OF
AS OF SEPTEMBER 30, 2003                             CONTRACTS         VALUE
                                                     --------      ------------

PUT SWAPTIONS WRITTEN -- (0.1%)
   Union Bank of Switzerland
     Strike Price 5.75,
     Expires 09/23/05
   (Premiums received $1,131,000)                      (5,200)(k)  $   (969,800)
                                                                   ============

-------------
(a) Cost for Federal income tax purposes is $948,729,994. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation          $31,245,195
           Gross unrealized depreciation           (3,955,244)
                                                  -----------
                                                  $27,289,951
                                                  ===========
(b) Non-income producing security.

(c) Rates shown are the rates as of September 30, 2003.

(d) Rates shown are the effective yields as of September 30, 2003.

(e) Total or partial securities on loan.

(f) Securities, or a portion thereof, pledged as collateral with a value of $1,792,910 on 65 short U.S. Treasury Bonds futures contracts and 1,215 short U.S. Treasury Notes futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $165,971,627, with an unrealized loss of $4,539,457.

(g) Securities, or a portion thereof, subject to financing transactions.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the Fund held 2.0% of its net assets, with a current market value of $17,370,358, in securities restricted as to resale.

(i) Security in default.

(j) Security purchased with the cash proceeds from securities loaned.

(k) Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                           INTERMEDIATE BOND PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $947,291,848) -- including $2,413,792
     of securities loaned (Note A) ............................................   $  976,019,945
   Interest receivable ........................................................       10,274,573
   Principal receivable .......................................................              345
   Interest receivable on interest rate swaps .................................           52,659
   Investments sold receivable ................................................       28,740,482
   Capital shares sold receivable .............................................        9,528,268
   Prepaid expenses ...........................................................           46,922
   Unrealized appreciation on interest rate swaps .............................        5,879,865
   Futures margin receivable ..................................................            7,110
                                                                                  --------------
          TOTAL ASSETS ........................................................    1,030,550,169
                                                                                  --------------
LIABILITIES
   Payable upon return of securities loaned ...................................        2,580,450
   Investments purchased payable ..............................................       69,521,228
   Capital shares redeemed payable ............................................        2,099,193
   Distributions payable ......................................................        3,624,153
   Advisory fees payable ......................................................          206,701
   Administrative fees payable ................................................          117,451
   Transfer agent fees payable ................................................           17,726
   Other accrued expenses payable .............................................          102,814
   Interest payable for interest rate swaps ...................................            2,872
   Payable for financing transactions .........................................       65,787,231
   Swaptions written, at fair value (premiums received $1,131,000) ............          969,800
   Futures margin payable .....................................................        1,038,749
   Unrealized depreciation on interest rate swaps .............................          215,528
                                                                                  --------------
          TOTAL LIABILITIES ...................................................      146,283,896
                                                                                  --------------
NET ASSETS (Applicable to 39,649,968 BlackRock shares,
   37,534,194 Institutional shares, 5,726,924 Service
   shares, 3,899,579 Investor A shares, 1,299,705
   Investor B shares and 1,318,773 Investor C shares
   outstanding) ...............................................................   $  884,266,273
                                                                                  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER BLACKROCK, INSTITUTIONAL AND SERVICE SHARE
   ($819,823,755 / 82,911,086) ................................................         $   9.89
                                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($38,546,697 / 3,899,579) .............................           $ 9.88
                                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.88 / 0.960) ...................           $10.29
                                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($12,849,824 / 1,299,705) .............................           $ 9.89
                                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($13,045,997 / 1,318,773) .............................           $ 9.89
                                                                                          ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                        CORE BOND TOTAL RETURN PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 30.8%
   Federal Home Loan Mortgage Corp.,
     Unsecured Notes
     3.13%                              08/25/06     $ 20,360      $ 20,598,823
     3.50%                              04/01/08        9,700         9,772,110
     3.63%                              09/15/08       10,300        10,525,776
     6.88%                              09/15/10       43,860        51,923,310
     6.00%                              06/15/11       18,700        21,148,840
     4.63%                              05/28/13        7,375         7,267,715
   Federal National Mortgage Association,
     Unsecured Notes
     1.75%                              06/16/06       11,725        11,598,417
     7.13%                              03/15/07        8,985        10,355,554
     3.25%                              01/15/08       26,565        26,941,559
     5.75%                              02/15/08       13,740        15,333,043
     6.00%                           05/08-05/11       50,210        56,719,483
     6.63%                           09/09-11/10       12,025        14,027,673
     7.25%                              01/15/10        2,440         2,932,292
     4.38%                              07/17/13       10,040         9,812,815
     4.63%                              10/15/13        7,345         7,324,963
   Overseas Private Investment Co.
     4.86%                              12/16/06          310           313,808
     5.69%                              12/16/06          701           710,416
     5.92%                              12/16/06        2,148         2,179,037
     6.38%                              12/16/06        2,021         2,053,967
     6.46%                              12/16/06          219           222,272
     6.53%                              12/16/06          530           538,671
     6.66%                              12/16/06          967           983,924
     6.87%                              12/16/06        1,059         1,078,033
     7.01%                              12/16/06          695           708,347
     7.42%                              12/16/06        1,602         1,633,701
     6.27%                           12/06-05/12        3,491         3,557,948
     4.09%                              05/29/12          304           293,821
     4.30%                              05/29/12          844           833,275
     4.64%                              05/29/12          626           629,196
     4.68%                              05/29/12          355           355,080
     4.87%                              05/29/12        2,657         2,685,238
     5.40%                              05/29/12        3,286         3,454,151
     5.46%                              05/29/12          376           398,263
     5.79%                              05/29/12          661           707,817
     5.88%                              05/29/12          454           485,377
     5.94%                              05/29/12        1,252         1,354,123
     5.95%                              05/29/12          357           385,362
     6.10%                              05/29/12          420           456,329
     6.81%                              05/29/12          501           553,948
     6.84%                              05/29/12          652           691,820
     6.89%                              05/29/12        3,988         4,446,994
     6.91%                              05/29/12        1,340         1,476,763
     7.35%                              05/29/12          358           401,555
   Resolution Funding Corp. Strip Bonds
     6.29%(d)                           07/15/18        2,850         1,306,255
     6.30%(d)                           10/15/18        2,850         1,284,640
   Small Business Administration
     Participation Certificates,
     Series 92-20H, Class 1
     7.40%                              08/01/12           78            85,087
   Small Business Administration
     Participation Certificates,
     Series 96-20J, Class 1
     7.20%                              10/01/16        2,079         2,318,097
   Small Business Administration
     Participation Certificates,
     Series 97-20B, Class 1
     7.10%                              02/01/17        1,786         1,990,806


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
   Small Business Investment Cos.
     Pass-Through, Series 97-P10C,
     Class 1
     6.85%                              08/01/07     $  3,910      $  4,278,966
   Small Business Investment Cos.
     Pass-Through, Series 97-P10D,
     Class 1
     6.51%                              11/10/07          298           323,481
   Small Business Investment Cos.
     Pass-Through, Series 98-10A,
     Class 1
     6.12%                              02/01/08          330           355,335
   Small Business Investment Cos.
     Pass-Through, Series 03-10A,
     Class 1
     4.63%                              03/10/13       10,625        10,729,029
   U.S. Treasury Bonds
     10.38%(f)(g)(h)                    11/15/12       43,920        57,295,002
     12.00%                             08/15/13       10,690        15,147,643
     9.25%(h)                           02/15/16       12,640        18,603,021
     8.13%                              08/15/19       35,585        49,318,600
     8.50%(g)                           02/15/20       24,035        34,474,266
     6.25%                              08/15/23       13,000        15,197,299
     6.75%(g)                           08/15/26       14,725        18,311,922
     5.38%                              02/15/31       31,475        33,776,609
   U.S. Treasury Notes
     1.63%                           01/05-09/05       42,010        42,160,542
     2.00%(h)                           08/31/05       58,150        58,776,857
     2.38%                              08/15/06        1,155         1,171,016
     3.00%                              11/15/07        2,440         2,490,230
     5.00%                              08/15/11          150           164,074
     4.00%                              11/15/12       37,140        37,581,037
     4.25%                              08/15/13       44,360        45,474,190
   U.S. Treasury Strip Notes
     5.96%(d)                           05/15/18       17,950         8,669,078
     5.89%(d)                           11/15/18       11,705         5,489,715
     5.30%(d)                           08/15/20       37,500        15,590,884
                                                                   ------------

TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $776,793,158)                                               792,235,290
                                                                   ------------

MORTGAGE PASS-THROUGHS -- 18.6%
   Federal Home Loan Mortgage Corp.
     Gold
     5.50%                           03/11-10/33       79,704        82,097,433
     6.00%                           04/11-10/33       94,234        97,762,746
     8.00%                           11/15-10/25           73            78,617
     4.00%                           09/18-10/18          299           295,020
     5.00%                           10/18-08/33       10,498        10,744,956
     7.00%                           03/25-05/31          648           684,560
     7.50%                           07/26-05/30           17            17,903
     6.50%                           11/28-10/33        6,210         6,484,325
   Federal National Mortgage Association
     6.50%                           06/08-09/32       27,457        28,642,554
     6.00%                           09/08-10/33       36,403        37,743,259
     7.00%                           11/08-08/32       29,967        31,766,725
     5.50%                           02/09-11/33       22,184        22,669,110
     8.00%                           10/09-05/22           25            26,628
     4.00%                           08/18-10/18       10,099         9,949,380
     5.00%                           10/18-10/33       53,300        54,162,875
     7.50%                              09/01/22            6             6,833
     4.50%                              08/01/33           67            64,925


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

MORTGAGE PASS-THROUGHS (CONTINUED)
   Federal National Mortgage Association,
     ARM
     6.56%(c)                           01/01/31     $ 13,589      $ 13,872,940
   Government National Mortgage
     Association
     8.50%                              01/15/10            4             4,263
     7.00%                           03/13-02/33       14,670        15,621,839
     6.00%                           11/14-10/33       15,944        16,615,006
     9.00%                              07/15/18            9             9,847
     7.50%                           05/23-02/30           35            37,684
     6.50%                           12/23-02/33       29,560        31,105,913
     5.50%                           11/32-09/33       18,001        18,466,884
   MLCC Mortgage Investors, Inc.,
     Series 95-C2 (IO)
     10.40%(d)                          06/15/21       16,380           369,307
                                                                   ------------

TOTAL MORTGAGE PASS-THROUGHS
  (Cost $470,103,267)                                               479,301,532
                                                                   ------------

MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 2.3%
   Federal Home Loan Mortgage Corp.,
     Series 1361, Class I
     6.00%                              09/15/07        1,400         1,447,932
   Federal Home Loan Mortgage Corp.,
     Series 2594, Class TV
     5.50%                              03/15/14        8,268         8,766,604
   Federal National Mortgage Association,
     Series 96-48, Class Z
     7.00%                              11/25/26        7,733         8,219,007
   Federal National Mortgage Association,
     Series 99-17, Class JH (PO)
     5.00%(d)                           04/25/24          126           120,615
   Federal National Mortgage Association
     Strip Notes, Series 279, Class 1 (PO)
     6.00%(d)                           07/01/26           64            55,432
   Federal National Mortgage Association
     Strip Notes, Series 329, Class 1 (PO)
     6.40%(d)                           12/01/32       15,484        12,624,052
   Federal National Mortgage Association
     Strip Notes, Series 333, Class 1 (PO)
     5.21%(d)                           03/25/33       23,134        18,593,554
   Federal National Mortgage Association
     Strip Notes, Series 334, Class 3 (IO)
     1.00%(d)                           02/01/33       15,408         2,787,906
   Federal National Mortgage Association
     Strip Notes, Series 339, Class 8 (IO)
     5.79%(d)                           07/01/33       23,018         4,057,002
   Salomon Brothers Mortgage
     Securities VI, Series 87-1 (IO)
     7.00%(d)                           02/17/17          463           131,326
   Salomon Brothers Mortgage
     Securities VI, Series 87-1 (PO)
     7.00%(d)                           02/17/17          483           420,853
   Salomon Brothers Mortgage
     Securities VI, Series 87-2 (IO)
     7.00%(d)                           03/06/17          365           107,904
   Salomon Brothers Mortgage
     Securities VI, Series 87-2 (PO)
     7.00%(d)                           03/06/17          365           329,376
   Salomon Brothers Mortgage Securities,
     Series 87-3, Class A (PO)
     12.50%(d)                          10/23/17          174           159,124


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

MULTIPLE CLASS MORTGAGE
   PASS-THROUGHS (CONTINUED)
   Structured Asset Securities Corp.,
     Series 96-CFL, Class X1 (IO)
     5.05%(d)                           02/25/28     $  9,429      $    456,520
                                                                   ------------

TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $59,972,351)                                                 58,277,207
                                                                   ------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES -- 9.3%
   Bank of America Alternative Loan Trust,
     Series 03-5, Class 2A1
     5.00%                              07/25/18     $ 18,549        18,868,286
   Bank of America Funding Corp.,
     Series 03-1, Class A1
     6.00%                              05/20/33        8,666         8,891,727
   Bank of America Mortgage Securities,
     Series 01-8, Class 2A1
     6.50%                              07/25/31        1,870         1,876,507
   Chase Commercial Mortgage
     Securities Corp., Series 97-1,
     Class X (IO)
     8.69%(d)                           04/19/15       38,355         1,497,296
   Chase Commercial Mortgage
     Securities Corp., Series 99-2,
     Class A2
     7.20%                              01/15/32       10,105        11,800,321
   Citicorp Mortgage Securities, Inc.,
     Series 01-11, Class 2A
     6.25%                              07/25/16        2,190         2,231,157
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 97-C1,
     Class AX (IO)
     8.60%(d)                           06/20/29       50,155         2,655,831
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 97-C2,
     Class AX (IO)
     8.32%(d)                           01/17/35       17,159           636,866
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 98-C2,
     Class A2
     6.30%                              11/11/30       18,710        20,969,981
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 00-1,
     Class 4A
     6.63%                              03/15/15        1,484         1,530,557
   Deutsche Alt-A Securities, Inc.,
     Series 03-3, Class 1A1
     5.50%                              11/25/33        1,300         1,317,469
   Deutsche Mortgage and Asset
     Receiving Corp., Series 98-C1,
     Class A1
     6.22%                              06/15/31           79            80,967
   General Motors Acceptance Corp.,
     Commercial Mortgage Securities,
     Inc., Series 97-C1, Class X (IO)
     8.26%(d)                           07/15/27       48,219         2,813,440
   General Motors Acceptance Corp.
     Commercial Mortgage Securities,
     Inc., Series 99-C2, Class A2
     6.95%                              09/15/33        3,175         3,656,885
   GS Mortgage Securities Corp. II,
     Series 98-C1, Class A3
     6.14%                              10/18/30        9,411        10,253,227


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES (CONTINUED)
   GSR Mortgage Loan Trust,
     Series 02-8F, Class 3AB1
     6.50%                              09/25/32     $  6,006      $  6,108,450
   J.P. Morgan Chase Commercial
     Mortgage Securities Corp.,
     Series 01-CIB2, Class A3
     6.43%                              04/15/35        4,500         5,097,341
   J.P. Morgan Chase Commercial
     Mortgage Securities Corp.,
     Series 01-CIBC, Class A3
     6.26%                              03/15/33       12,915        14,453,692
   LB Commercial Conduit Mortgage
     Trust, Series 98-C4, Class X (IO)
     9.77%(d)                           09/15/23       16,723           447,729
   LB Commercial Conduit Mortgage
     Trust, Series 99-C2, Class A1
     7.11%                              10/15/32        1,350         1,477,862
   LB-UBS Commercial Mortgage Trust,
     Series 00-C5, Class A1
     6.41%                              01/15/10       11,216        12,333,748
   LB-UBS Commercial Mortgage Trust,
     Series 03-C5, Class A3
     4.25%                              07/15/27        8,330         8,363,036
   Master Alternative Loans Trust,
     Series 03-5, Class 7A1
     5.00%                              08/25/18       10,837        11,105,018
   Master Resecuritization Trust,
     Series 03-1
     5.00%                              03/28/32       22,088        21,646,498
   Master Resecuritization Trust,
     Series 03-3
     4.25%                              01/28/33       17,100        16,522,875
   Morgan Stanley Capital
     Investments, Series 99-FNV1,
     Class A2
     6.53%                              03/15/31       10,415        11,745,528
   Norwest Asset Securities Corp.,
     Series 98-27, Class A1
     6.25%                              11/25/13        2,085         2,085,097
   Residential Accredit Loans, Inc.,
     Series 99-QS8, Class A1
     6.50%                              06/25/14        6,959         7,180,368
   Residential Accredit Loans, Inc.,
     Series 03-QS19, Class CB1
     5.75%                              11/25/33       17,300        17,397,313
   Residential Asset Securitization Trust,
     Series 98-A3, Class A
     6.50%                              04/25/13          677           676,956
   Residential Funding Mortgage
     Securities I, Series 98-S7, Class A1
     6.50%                              03/25/13          865           881,359
   Structured Asset Mortgage Investments,
     Inc., Series 98-9, Class 2A2
     6.13%                              11/25/13          231           231,296
   Summit Mortgage Trust, Series 00-1,
     Class B1
     6.07%(c)                           12/28/12        1,520         1,527,128
   Union Planters Mortgage Finance
     Corp., Series 99-1, Class A1
     6.25%                              04/01/29          369           373,749
   Wachovia Bank Commercial Mortgage
     Trust, Series 03-C4, Class A2
     4.57%                              04/15/35        9,175         9,312,625


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES (CONTINUED)
   Washington Mutual Mortgage
     Securities Corp., Series 02-MS12,
     Class A
     6.50%                              05/25/32     $  2,523      $  2,571,503
                                                                   ------------

TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $238,314,927)                                               240,619,688
                                                                   ------------

ASSET BACKED SECURITIES -- 1.7%
   Citibank Credit Card Issuance Trust,
     Series 03-A6, Class A6
     2.90%                              05/17/10       17,000        16,795,473
   Conseco Finance Securitizations
     Corp., Series 00-4, Class A3
     7.47%                              05/01/32        4,388         4,459,746
   First Security Auto Owner Trust,
     Series 00-2, Class A4
     6.93%                              01/15/05        2,386         2,399,576
   Sallie Mae Student Loan Trust,
     Series 00-3, Class A1L
     1.19%(c)                           04/25/08        3,238         3,237,399
   Sallie Mae Student Loan Trust,
     Series 01-4, Class A1
     1.16%(c)                           01/25/11        4,198         4,199,830
   Sears Credit Account Master Trust,
     Series 02-5, Class A
     1.50%(c)                           11/17/09       12,400        12,421,316
                                                                   ------------

TOTAL ASSET BACKED SECURITIES
  (Cost $42,929,976)                                                 43,513,340
                                                                   ------------

CORPORATE BONDS -- 19.0%
AEROSPACE -- 0.4%
   General Dynamics Corp., Unsecured
     Notes
     4.50%(e)                           08/15/10        1,165         1,200,801
   Lockheed Martin Corp., Debentures
     7.20%                              05/01/36        1,400         1,612,688
   Lockheed Martin Corp., Senior
     Debentures
     8.50%                              12/01/29          825         1,102,775
   Lockheed Martin Corp., Senior
     Unsecured Notes
     8.20%                              12/01/09          630           779,839
   Northrop Grumman Corp., Senior
     Unsecured Notes
     7.13%                              02/15/11        1,710         1,998,995
   Raytheon Co., Senior Notes
     6.55%                              03/15/10        2,150         2,403,631
                                                                   ------------
                                                                      9,098,729
                                                                   ------------

AIR TRANSPORTATION -- 0.1%
   Continental Airlines, Inc., Pass-Through
     Certificates
     6.55%                              02/02/19        3,842         3,669,546
                                                                   ------------

BANKS -- 1.4%
   Bank of America Corp., Senior
     Unsecured Notes
     3.88%                              01/15/08        2,275         2,346,137
     4.88%                              09/15/12        2,600         2,651,272
   Bank of America Corp., Subordinated
     Notes
     7.40%                              01/15/11        4,420         5,250,430


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------    --------------

CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
   Barclays Bank PLC, Capital Securities
     8.55%(c)(i)                        09/29/49     $  7,655      $  9,524,290
   HSBC Holdings PLC, Subordinated
     Notes
     5.25%                              12/12/12          375           389,280
   J.P. Morgan Chase & Co., Senior
     Unsecured Notes
     5.25%                              05/30/07          450           487,035
     3.63%(e)                           05/01/08        6,460         6,537,610
   J.P. Morgan Chase & Co., Subordinated Notes
     6.75%                              02/01/11        1,860         2,123,209
   Royal Bank of Scotland Group PLC,
     Capital Trust
     6.80%                              12/31/49        3,000         3,021,130
   U.S. Bancorp, Senior Unsecured Notes
     3.95%                              08/23/07        1,100         1,142,482
   Wachovia Corp., Senior Notes
     3.50%                              08/15/08        1,945         1,961,964
   Westpac Capital Trust III, Subordinated
     Notes
     5.82%(i)                           12/29/49        1,395         1,446,210
                                                                   ------------
                                                                     36,881,049
                                                                   ------------

BEVERAGES & BOTTLING -- 0.1%
   Cadbury Schweppes PLC, Unsecured
     Notes
     5.13%(i)                           10/01/13        1,265         1,276,765
                                                                   ------------
CHEMICALS -- 0.2%
   Dow Chemical Co., Debentures
     7.38%                              11/01/29        4,730         5,267,281
   Dow Chemical Co., Senior Unsecured
     Notes
     6.00%                              10/01/12          605           635,428
                                                                   ------------
                                                                      5,902,709
                                                                   ------------

ENERGY & UTILITIES -- 0.9%
   Centerpoint Energy Houston Electric
     LLC, General & Refunding Mortgage
     Bonds
     6.95%(i)                           03/15/33          870           965,396
   Dominion Resources, Inc., Debentures
     6.80%                              12/15/27        3,300         3,629,881
   DTE Energy Co., Senior Secured
     Notes
     6.13%                              10/01/10        1,635         1,809,095
   DTE Energy Co., Senior Unsecured
     Notes
     6.45%                              06/01/06        2,375         2,587,372
   Duke Energy Corp., Senior Unsecured
     Notes
     4.20%                              10/01/08        2,075         2,102,764
   FirstEnergy Corp., Senior Unsecured
     Notes
     6.45%(e)                           11/15/11        3,605         3,732,725
   Florida Power Corp., First Mortgage
     Bonds
     6.65%                              07/15/11        3,250         3,745,200
   Oncor Electric Delivery Co., Senior
     Secured Notes
     7.00%                              05/01/32        1,000         1,113,665
     7.25%(i)                           01/15/33        1,115         1,270,431


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
ENERGY & UTILITIES (CONTINUED)
   Pinnacle One Partners, Unsecured
     Notes
     8.83%(i)                           08/15/04     $  2,530      $  2,580,600
                                                                   ------------
                                                                     23,537,129
                                                                   ------------

ENTERTAINMENT & LEISURE -- 0.7%
   AOL Time Warner, Inc., Senior
     Debentures
     7.25%                              10/15/17        3,730         4,211,478
     6.88%                              06/15/18          395           438,233
     8.38%                              03/15/23        3,480         4,302,390
     7.57%                              02/01/24        2,250         2,528,212
     6.63%                              05/15/29          820           833,967
     7.63%                              04/15/31        3,422         3,889,702
   AOL Time Warner, Inc., Senior
     Unsecured Notes
     6.15%                              05/01/07        1,020         1,120,144
                                                                   ------------
                                                                     17,324,126
                                                                   ------------

FINANCE -- 7.4%
   American General Institutional Capital,
     Capital Securities
     7.57%(g)(i)                        12/01/45        2,175         2,627,400
   Ameritech Capital Funding, Unsecured
     Notes
     6.25%                              05/18/09        4,870         5,523,392
   Anadarko Finance Co., Senior
     Unsecured Notes
     7.50%                              05/01/31        1,820         2,195,665
   ASIF Global Finance, Unsecured Notes
     3.85%(i)                           11/26/07        2,925         3,008,275
   The Bear Stearns Cos., Inc., Senior
     Notes
     7.00%                              03/01/07        1,428         1,626,349
   The Bear Stearns Cos., Inc.,
     Unsecured Notes
     4.00%                              01/31/08        2,648         2,728,359
     2.88%                              07/02/08        3,205         3,139,400
   BellSouth Capital Funding Corp.,
     Debentures
     6.04%                              11/15/26        2,880         3,182,947
   CA Preferred Fund Trust, Notes
     7.00%                              12/31/49        5,000         5,105,250
   Citigroup, Inc., Senior Unsecured
     Notes
     5.75%                              05/10/06        4,000         4,352,572
     5.50%                              08/09/06        2,500         2,714,817
     5.00%                              03/06/07          110           118,538
     3.50%                              02/01/08        7,630         7,739,414
   Citigroup, Inc., Subordinated Notes
     7.75%                              06/15/06          675           772,845
     7.25%                              10/01/10        1,335         1,581,279
     5.88%                              02/22/33        3,545         3,593,460
   Conoco Global Funding Co., Senior
     Unsecured Notes
     6.35%                              10/15/11        1,635         1,847,190
   Credit Suisse First Boston USA, Inc.,
     Senior Unsecured Notes
     4.63%                              01/15/08        2,400         2,528,570
     6.13%                              11/15/11        6,900         7,558,502
   Devon Financing Corp., Senior
     Unsecured Notes
     6.88%                              09/30/11        4,050         4,648,671


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
   Ford Motor Credit Co., Senior
     Unsecured Notes
     7.38%                              10/28/09     $  6,030      $  6,427,395
   Ford Motor Credit Co., Unsecured
     Notes
     6.88%                              02/01/06          135           143,614
   General Electric Capital Corp., Senior
     Unsecured Notes
     5.35%                              03/30/06        2,620         2,820,325
     6.13%                              02/22/11        6,915         7,676,888
     5.88%                              02/15/12        9,690        10,530,191
     6.00%                              06/15/12        3,435         3,765,172
   General Electric Capital Corp.,
     Unsecured Notes
     3.50%                              08/15/07        3,550         3,625,722
   General Motors Acceptance Corp.,
     Senior Unsecured Notes
     6.75%                              01/15/06          865           925,130
     7.75%                              01/19/10        3,830         4,214,934
     7.25%                              03/02/11          775           820,805
     6.88%                              09/15/11        3,025         3,133,628
   The Goldman Sachs Group, Inc.,
     Senior Notes
     6.13%                              02/15/33        2,410         2,448,603
   The Goldman Sachs Group, Inc.,
     Senior Unsecured Notes
     7.35%                              10/01/09          640           753,591
     6.88%                              01/15/11        1,050         1,204,487
     6.60%                              01/15/12        2,020         2,286,240
   Household Finance Corp., Notes
     4.63%                              01/15/08          950           998,992
     6.38%                              11/27/12        1,390         1,543,595
   Household Finance Corp., Senior
     Notes
     5.88%                              02/01/09        2,350         2,576,874
   Household Finance Corp., Senior
     Unsecured Notes
     6.75%                              05/15/11          650           741,330
     6.38%                              10/15/11        6,465         7,188,059
     7.00%                              05/15/12        3,065         3,536,400
   Household Finance Corp., Unsecured
     Notes
     4.75%                              07/15/13        3,850         3,805,174
   Lehman Brothers Holdings, Inc.,
     Senior Unsecured Notes
     6.25%(e)                           05/15/06        4,120         4,538,510
     7.00%                              02/01/08        1,770         2,023,177
   Morgan Stanley, Senior Unsecured
     Notes
     6.10%                              04/15/06        3,275         3,577,197
     5.80%                              04/01/07        2,225         2,452,440
     6.75%                              04/15/11        2,995         3,421,838
   Prudential Financial, Inc., Unsecured
     Notes
     5.75%                              07/15/33        2,535         2,413,930
   Qwest Capital Funding, Inc., Senior
     Notes
     6.38%                              07/15/08        3,350         2,964,750
   SLM Corp., Senior Unsecured Notes
     1.33%(c)                           07/25/07        3,975         3,978,021
   Sun Life of Canada Capital Trust,
     Capital Securities
     8.53%(i)                           05/29/49        2,935         3,396,564


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
   Swedbank, Capital Securities
     7.50%(c)(i)                        09/29/49     $  2,800      $  3,255,000
     9.00%(i)                           12/29/49        7,500         9,150,000
   UBS Preferred Funding Trust I,
     Capital Securities
     8.62%(c)                           10/29/49        6,500         8,070,465
   Verizon Global Funding Corp., Senior
     Unsecured Notes
     7.75%                              12/30-06/32     2,110         2,535,328
                                                                   ------------
                                                                    189,537,264
                                                                   ------------

FOOD & AGRICULTURE -- 0.6%
   General Mills, Inc., Senior Unsecured
     Notes
     5.13%                              02/15/07        3,125         3,361,000
   Kellogg Co., Senior Unsecured Notes
     6.60%                              04/01/11        1,325         1,513,382
   Kraft Foods, Inc., Senior Unsecured
     Notes
     5.25%                              06/01/07        1,975         2,112,006
     5.63%                              11/01/11        8,960         9,443,643
                                                                   ------------
                                                                     16,430,031
                                                                   ------------

INDUSTRIAL -- 0.0%
   Osprey Trust / Osprey I, Inc.
     7.63%(b)(d)(i)(j)                  01/15/49        2,375           356,250
                                                                   ------------
INSURANCE -- 0.5%
   American General Corp., Capital
     Securities
     8.50%                              07/01/30        2,325         3,079,890
   Everest Reinsurance Holdings, Senior
     Unsecured Notes
     8.50%                              03/15/05           20            21,720
   Fund American Cos., Inc., Senior
     Notes
     5.88%                              05/15/13        1,975         2,009,695
   Massachusetts Mutual Life Insurance
     Co., Notes
     5.63%(e)(i)                        05/15/33        1,650         1,601,361
   Metropolitan Life Insurance Co.,
     Senior Notes
     6.50%                              12/15/32          995         1,067,900
   Pacific Life Corp., Senior Notes
     6.60%(i)                           09/15/33        1,000         1,061,560
   Prudential Insurance Co. of America,
     Notes
     6.38%(i)                           07/23/06        3,000         3,318,060
                                                                   ------------
                                                                     12,160,186
                                                                   ------------

MOTOR VEHICLES -- 0.7%
   Auburn Hills Trust, Certificates
    12.38%                              05/01/20           35            51,263
   DaimlerChrysler AG, Senior
     Debentures
     7.45%                              03/01/27        3,000         3,122,232
   DaimlerChrysler North America
     Holding Corp., Notes
     4.75%                              01/15/08        4,380         4,479,820
   DaimlerChrysler North America
     Holding Corp., Unsecured Notes
     4.05%                              06/04/08        7,275         7,254,083


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
MOTOR VEHICLES (CONTINUED)
   General Motors Corp., Senior
     Unsecured Notes
     8.38%(e)                           07/15/33     $  2,345      $  2,463,513
                                                                   ------------
                                                                     17,370,911
                                                                   ------------

OIL & GAS -- 1.4%
   Amerada Hess Corp., Senior
     Unsecured Notes
     7.30%                              08/15/31        1,390         1,487,115
   Anadarko Petroleum Corp., Senior
     Unsecured Notes
     5.38%                              03/01/07        3,215         3,478,984
   Atlantic Richfield Co., Debentures
     9.13%(g)                           03/01/11        4,960         6,408,717
   Conoco, Inc., Senior Unsecured Notes
     5.90%                              04/15/04        3,250         3,329,885
     6.95%                              04/15/29        1,550         1,785,898
   ConocoPhillips, Notes
     5.90%                              10/15/32        1,660         1,688,486
   Consolidated Natural Gas Co., Senior
     Unsecured Notes
     5.38%                              11/01/06        2,300         2,503,895
   Devon Energy Corp., Senior
     Debentures
     7.95%                              04/15/32          270           333,702
   Kinder Morgan Energy Partners LP,
     Senior Debentures
     7.25%                              03/01/28        3,330         3,735,624
   Occidental Petroleum Corp., Senior
     Unsecured Notes
     5.88%                              01/15/07        2,750         3,026,127
   Phillips Petroleum Co., Senior
     Unsecured Notes
     8.50%                              05/25/05        4,400         4,884,893
   Texas Eastern Transmission LP,
     Senior Unsecured Notes
     7.00%                              07/15/32        1,005         1,114,032
   Valero Energy Corp., Senior
     Unsecured Notes
     7.50%                              04/15/32        1,560         1,738,066
                                                                   ------------
                                                                     35,515,424
                                                                   ------------

PAPER & FOREST PRODUCTS -- 0.1%
   Weyerhaeuser Co., Senior Unsecured
     Notes
     6.88%                              12/15/33        3,120         3,280,080
                                                                   ------------

PHARMACEUTICALS -- 0.1%
   Bristol-Myers Squibb Co., Senior
     Debentures
     6.88%                              08/01/47        1,634         1,834,685
                                                                   ------------

PUBLISHING & PRINTING -- 0.1%
   News America, Inc., Debentures
     8.88%                              04/26/23          300           385,296
   News America, Inc., Senior Debentures
     7.75%                           01/24-12/45        2,680         3,136,043
                                                                   ------------
                                                                      3,521,339
                                                                   ------------

REAL ESTATE-- 0.3%
   Camp Pendelton & Quantico LLC,
     Military Housing Revenue Bonds,
     Series 03A
     5.94%(i)                           10/01/43        1,400         1,421,357


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
REAL ESTATE (CONTINUED)
   EOP Operating LP, Senior Notes
     6.63%                              02/15/05     $  4,425      $  4,698,257
   EOP Operating LP, Senior Unsecured
     Notes
     7.50%                              04/19/29          500           562,565
     7.88%                              07/15/31        1,925         2,265,848
                                                                   ------------
                                                                      8,948,027
                                                                   ------------

RETAIL MERCHANDISING -- 0.7%
   Kroger Co., Senior Unsecured Notes
     7.70%                              06/01/29        1,775         2,114,580
   Sears Roebuck Acceptance Corp.,
     Senior Unsecured Notes
     6.25%                              05/01/09          600           666,379
     6.75%                              08/15/11        2,000         2,255,220
     6.70%                              04/15/12        2,915         3,306,266
   Wal-Mart Stores, Inc.,
     Unsecured Notes
     3.38%                              10/01/08        9,415         9,470,657
                                                                   ------------
                                                                     17,813,102
                                                                   ------------

TELECOMMUNICATIONS -- 1.2%
   Comcast Cable Communications Corp.,
     Senior Notes
     8.38%                              11/01/05          755           843,197
     8.88%                              05/01/17          255           333,851
   Comcast Cable Communications Corp.,
     Senior Unsecured Notes
     6.38%                              01/30/06           95           103,072
     5.50%                              03/15/11          510           536,586
     7.05%(e)                           03/15/33        1,425         1,561,762
   Continental Cablevision, Inc., Senior
     Notes
     8.30%(g)                           05/15/06        5,135         5,805,585
   Cox Enterprises, Inc., Unsecured
     Notes
     4.38%(i)                           05/01/08          830           851,961
   New England Telephone & Telegraph
     Co., Debentures
     7.88%                              11/15/29        2,650         3,243,192
   TCI Communications, Inc., Senior
     Debentures
     7.88%                              02/15/26        3,375         3,993,968
   TCI Communications, Inc., Senior
     Notes
     7.13%                              02/15/28          750           822,765
   Verizon Pennsylvania, Inc., Debentures
     5.65%                              11/15/11        8,495         9,094,529
   Vodafone Group PLC, Notes
     6.25%                              11/30/32          820           846,033
   WorldCom, Inc., Senior Unsecured
     Notes
     7.38%(b)(e)(i)(j)                  01/15/06        5,455         1,800,150
     8.00%(b)(e)(j)                     05/15/06          300            99,000
     7.50%(b)(j)                        05/15/11        2,285           754,050
     8.25%(b)(e)(j)                     05/15/31        3,885         1,282,050
                                                                   ------------
                                                                     31,971,751
                                                                   ------------

TRANSPORTATION -- 0.4%
   Burlington Northern Santa Fe,
     Pass-Through Certificates
     8.25%                              01/15/21        1,909         2,413,892


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
TRANSPORTATION (CONTINUED)
   Burlington Northern Santa Fe, Senior
     Unsecured Notes
     6.13%                              03/15/09     $    575      $    646,459
     6.75%                              07/15/11        1,596         1,846,502
   Federal Express Corp., Pass-Through
     Certificates
     6.72%                              01/15/22        1,621         1,827,812
   Norfolk Southern Corp., Senior Notes
     7.05%                              05/01/37        1,975         2,242,478
                                                                   ------------
                                                                      8,977,143
                                                                   ------------

YANKEE -- 1.7%
   British Telecommunications Group
     PLC, Senior Unsecured Notes
     8.88%                              12/15/30        2,305         3,021,809
   Canadian National Railway Co.,
     Senior Notes
     6.90%(e)                           07/15/28        3,780         4,275,550
   Canadian Pacific Railroad Co., Senior
     Unsecured Notes
     6.25%                              10/15/11        1,900         2,130,208
   Deutsche Telekom International
     Finance BV, Senior Unsecured
     Notes
     8.50%(c)                           06/15/10        1,255         1,536,597
     8.75%(c)(e)                        06/15/30        3,955         5,016,929
   Pemex Finance Ltd., Senior Unsecured
     Notes
     9.14%                              08/15/04        1,042         1,074,562
     9.03%                              02/15/11        1,700         2,009,859
   Province of Quebec, Debentures
     7.50%                              07/15/23          500           615,657
     7.13%                              02/09/24          825           990,487
   Province of Quebec, Unsecured Notes
     7.37%                              03/06/26          225           270,000
     7.38%                              04/09/26        2,300         2,825,717
   Tyco International Group SA, Senior
     Notes
     6.38%                              06/15/05        2,165         2,246,188
   Tyco International Group SA, Senior
     Unsecured Notes
     5.80%                              08/01/06        2,990         3,079,700
     6.13%(e)                           01/15/09        3,325         3,449,687
   United Mexican States
     8.13%                              12/30/19          950         1,074,450
   United Mexican States, Senior
     Unsecured Notes
     8.38%                              01/14/11        2,680         3,195,900
   United Mexican States, Unsecured
     Notes
     4.63%                              10/08/08        1,950         1,990,950
    10.38%                              02/17/09        2,860         3,666,520
                                                                   ------------
                                                                     42,470,770
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $471,662,042)                                               487,877,016
                                                                   ------------

                                                   PAR SHARES(K)
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

FOREIGN BONDS-- 4.8%
   Bundesobligation (Germany)
     4.50%                              08/17/07     $ 58,307      $ 71,705,541
   French Treasury Notes
     3.50%                              01/12/08       22,125        26,208,604
   Kingdom of Sweden
     8.00%                              08/15/07       82,425        12,312,390
     5.00%                              01/28/09      106,175        14,412,151
                                                                   ------------

TOTAL FOREIGN BONDS
  (Cost $117,994,309)                                               124,638,686
                                                                   ------------
TAXABLE MUNICIPAL BONDS -- 1.5%
   California Department of Water
     Resources Revenue Bonds,
     Series 02, Class E
     3.98%                              05/01/05        3,350         3,419,144
   Illinois State Pension Funding General
     Obligation Bonds, Series 03
     5.10%                              06/01/33       23,000        21,405,640
   New Jersey Economic Development
     Authority State Pension Funding
     Zero Coupon Revenue Bonds,
     Series 97, Class B
     6.80%(d)                           02/15/05          200           194,476
     7.57%(d)                           02/15/16       10,100         4,974,250
     7.59%(d)                           02/15/17        3,875         1,781,260
     7.21%(d)                           02/15/18        5,500         2,368,850
     7.62%(d)                        02/20-02/21        9,250         3,393,797
     7.63%(d)                        02/22-02/23        5,600         1,790,130
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $38,104,315)                                                 39,327,547
                                                                   ------------

SHORT TERM INVESTMENTS -- 12.0%
   Dorada Finance, Commercial Paper
     1.08%(l)                           11/17/03        1,022         1,022,340
   Federal Home Loan Bank, Discount
     Notes
     1.01%                              10/08/03       10,000         9,998,046
   Federal National Mortgage
     Association, Discount Notes
     1.00%                              10/01/03       28,700        28,700,000
     1.02%                              10/01/03       50,000        50,000,000
     1.06%                              10/01/03       30,000        30,000,000
     1.00%                              10/06/03       40,000        39,994,444
     1.01%                              10/06/03       75,000        74,989,479
     1.06%                              10/08/03       50,000        49,989,161
   Natexis Banques International,
     Certificate of Deposit
     1.22%(l)                           10/10/03        4,038         4,038,150
   Royal Bank of Canada, Time Deposit
     1.16%(l)                           10/01/03        2,393         2,392,653
   Southtrust Bank, Time Deposit
     1.13%(l)                           10/01/03          141           141,327
   Student Loan Marketing Association,
     Discount Notes
     1.00%                              10/01/03        8,100         8,100,000
   Institutional Money Market Trust(l)                  7,076         7,075,531
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $306,441,131)                                               306,441,131
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONCLUDED)

                                                     NUMBER OF
AS OF SEPTEMBER 30, 2003                             CONTRACTS       VALUE
                                                     ---------   --------------

TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $2,522,316,009(a))                                       $2,572,231,437
                                                                 ==============
OPTIONS -- (0.2%)
PUT OPTIONS WRITTEN -- (0.0%)
   December 10 year U.S. Treasury Notes
     futures, Strike Price 107,
     Expires 11/22/03                                    (264)          (33,000)
PUT SWAPTIONS WRITTEN -- (0.2%)
   Union Bank of Switzerland,
     Strike Price 5.75,
     Expires 09/23/05                                 (20,700)(m)    (3,860,550)
                                                                 --------------

TOTAL OPTIONS
  (Premiums received $4,798,793)                                 $   (3,893,550)
                                                                 ==============

--------------
(a) Cost for Federal income tax purposes is $2,526,558,088. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation         $ 61,296,041
           Gross unrealized depreciation          (15,622,692)
                                                 ------------
                                                 $ 45,673,349
                                                 ============
(b) Non-income producing security.

(c) Rates shown are the rates as of September 30, 2003.

(d) Rates shown are the effective yields as of September 30, 2003.

(e) Total or partial securities on loan.

(f) Securities, or a portion thereof, with a market value of $4,743,241 have been pledged as collateral for swap and swaption contracts.

(g) Securities, or a portion thereof, pledged as collateral with a value of $12,797,223 on 47 long U.S. Treasury Bonds futures contracts and 5,209 short U.S. Treasury Notes futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $598,020,500, with an unrealized loss of $19,896,553.

(h) Securities, or a portion thereof, subject to financing transactions.

(i) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2003, the Fund held 2.1% of its net assets, with a current market value of $48,911,629, in securities restricted as to resale.

(j) Security in default.

(k) In local currency.

(l) Security purchased with the cash proceeds from securities loaned.

(m) Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                        CORE BOND TOTAL RETURN PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $2,522,316,009) -- including $13,960,449
     of securities loaned (Note A) .................................................    $2,572,231,437
   Cash denominated in foreign currencies (Cost $1,922) ............................             1,991
   Interest receivable .............................................................        20,487,042
   Principal receivable ............................................................             7,752
   Interest receivable on interest rate swaps ......................................           402,581
   Investments sold receivable .....................................................       527,546,302
   Capital shares sold receivable ..................................................        62,208,113
   Prepaid expenses ................................................................           101,459
   Unrealized appreciation on forward foreign currency contracts ...................         4,033,096
   Unrealized appreciation on interest rate swaps ..................................        15,860,179
   Futures margin receivable .......................................................            33,314
                                                                                        --------------
          TOTAL ASSETS .............................................................     3,202,913,266
                                                                                        --------------
LIABILITIES
   Payable upon return of securities loaned ........................................        14,670,001
   Cash overdraft ..................................................................         2,089,695
   Investments purchased payable ...................................................       690,244,294
   Capital shares redeemed payable .................................................        49,976,340
   Distributions payable ...........................................................         9,540,480
   Advisory fees payable ...........................................................           464,169
   Administrative fees payable .....................................................           282,014
   Transfer agent fees payable .....................................................            43,456
   Other accrued expenses payable ..................................................           408,509
   Interest payable for interest rate swaps ........................................           241,879
   Payable for financing transactions ..............................................        67,923,123
   Options written, at fair value (premiums received $296,543) .....................            33,000
   Swaptions written, at fair value (premiums received $4,502,250) .................         3,860,550
   Futures margin payable ..........................................................         4,486,906
   Futures sold payable ............................................................             2,637
   Unrealized depreciation on forward foreign currency contracts ...................         7,562,180
   Unrealized depreciation on interest rate swaps ..................................         3,042,257
                                                                                        --------------
          TOTAL LIABILITIES ........................................................       854,871,490
                                                                                        --------------
NETASSETS (Applicable to 103,235,974 BlackRock shares, 90,707,609 Institutional shares, 13,941,272 Service shares, 11,306,337 Investor A shares, 7,046,882
   Investor B shares and 8,131,667 Investor C shares outstanding) ..................    $2,348,041,776
                                                                                        ==============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER BLACKROCK SHARE
   ($1,035,461,334 / 103,235,974) ..................................................            $10.03
                                                                                                ======

NET ASSET VALUE AND REDEMPTION PRICE PER INSTITUTIONAL, SERVICE AND
   INVESTOR A SHARE ($1,160,552,854 / 115,955,218) .................................            $10.01
                                                                                                ======
OFFERING PRICE PER INSTITUTIONAL AND SERVICE SHARE .................................            $10.01
                                                                                                ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.01 / 0.960) .......................            $10.43
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($70,549,542 / 7,046,882) ..................................            $10.01
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($81,478,046 / 8,131,667) ..................................            $10.02
                                                                                                ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                        CORE PLUS TOTAL RETURN PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS -- 24.5%
   Federal Home Loan Mortgage Corp.,
     Unsecured Notes
     3.50%                              04/01/08     $    800      $    805,947
     3.63%                              09/15/08          895           914,618
     6.88%                              09/15/10        1,855         2,196,027
     6.00%                              06/15/11        1,180         1,334,526
   Federal National Mortgage Association,
     Unsecured Notes
     1.75%                              06/16/06          900           890,284
     7.13%                              03/15/07          440           507,117
     3.25%                              01/15/08        1,325         1,343,782
     5.75%                              02/15/08        1,055         1,177,319
     6.00%                           05/08-05/11        9,260        10,459,304
     6.63%                           09/09-11/10        1,765         2,060,482
     7.25%                              01/15/10        2,855         3,431,022
     5.50%                              07/18/12        1,000         1,038,482
     4.75%                              02/21/13        1,430         1,439,472
   Resolution Funding Corp. Strip Bonds
     6.29%(d)                           07/15/18          100            45,834
     6.30%(d)                           10/15/18          100            45,075
   Small Business Administration,
     Series 02-P10B, Class 1
     5.20%                              08/01/12          415           430,329
   U.S. Treasury Bonds
     10.38%(e)                          11/15/12          295           384,837
     12.00%                             08/15/13          850         1,204,443
     9.25%                              02/15/16        2,005         2,950,875
     8.13%                              08/15/19        2,905         4,026,150
     6.25%                              08/15/23        4,690         5,482,718
     6.75%                              08/15/26          930         1,156,542
     5.38%                              02/15/31        5,300         5,687,563
   U.S. Treasury Notes
     1.63%                           01/05-09/05        3,750         3,762,057
     2.00%                              08/31/05        5,490         5,549,182
     2.38%                              08/15/06          395           400,477
     3.25%                              08/15/08            5             5,104
     3.13%                              09/15/08        1,065         1,079,810
     4.00%                              11/15/12        4,170         4,219,519
     4.25%                              08/15/13        3,565         3,654,542
   U.S. Treasury Strip Notes
     5.89%(d)                           05/15/17          160            82,632
     5.69%(d)                           08/15/22          840           309,565
     4.78%(d)                           11/15/22        2,170           787,736
     5.83%(d)                           02/15/23          915           327,784
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $67,991,011)                                                 69,191,156
                                                                   ------------
MORTGAGE PASS-THROUGHS -- 17.1%
   Federal Home Loan Mortgage Corp.
     Gold
     6.00%                           05/17-10/33        3,377         3,489,790
     5.50%                           10/17-09/33        2,025         2,080,802
     4.00%                              05/01/18          600           592,312
     5.00%                           10/18-08/33        3,291         3,367,216
     6.50%                              10/15/33        4,200         4,385,060
   Federal National Mortgage Association
     5.50%                           09/12-11/33       13,695        13,989,553
     6.50%                           03/16-10/32        2,219         2,323,997
     6.00%                           04/16-10/33        7,888         8,189,000
     4.00%                              08/01/18          100            98,472
     7.00%                           07/29-10/32        1,985         2,100,274
     4.50%                           07/33-08/33           97            94,755
     5.00%                              10/25/33        2,500         2,500,000


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

MORTGAGE PASS-THROUGHS (CONTINUED)
   Government National Mortgage
     Association
     6.00%                           11/28-10/33     $    648      $    673,267
     7.00%                           08/30-09/31        1,035         1,101,546
     6.50%                           04/31-09/32        2,498         2,625,655
     5.50%                           07/33-08/33          800           820,751
                                                                   ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $47,937,861)                                                 48,432,450
                                                                   ------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 3.8%
   Bank of America Funding Corp.,
     Series 03-1, Class A1
     6.00%                              05/20/33          695           713,016
   Bank of America Mortgage Securities,
     Inc., Series 98-6, Class 4
     6.25%                              12/25/28          308           308,166
   Chase Commercial Mortgage
     Securities Corp., Series 99-2,
     Class A2
     7.20%                              01/15/32          225           262,748
   Chase Commercial Mortgage
     Securities Corp., Series 00-1,
     Class A2
     7.76%                              04/15/32          565           665,902
   Commerical Mortgage Trust,
     Series 03-LB1A, Class A2
     4.08%                              06/10/38          655           629,609
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 01-CK6,
     Class A3
     6.39%                              10/15/11          325           366,198
   Goldman Sachs Mortgage Securities
     Corp. II, Series 03-C1,
     Class X2 (IO)
     3.44%(d)                           01/10/40       25,140         1,076,767
   IMPAC Secured Assets Corp.,
     Series 03-2, Class A2
     6.00%                              08/25/33          493           510,283
   J.P. Morgan Chase Commercial
     Mortgage Securities Corp.,
     Series 01-CIB2, Class A3
     6.43%                              04/15/35          820           928,849
   LB Commercial Conduit Mortgage
     Trust, Series 98-C4, Class A1B
     6.21%                              10/15/35          900         1,006,722
   LB-UBS Commercial Mortgage Trust,
     Series 02-C7, Class A2
     3.90%                              12/15/26          510           525,097
   LB-UBS Commercial Mortgage Trust,
     Series 03-C7, Class A4
     4.93%                              09/15/35        1,615         1,652,058
   Morgan Stanley Capital Investments,
     Series 98-HF2, Class A2
     6.48%                              11/15/30          365           412,188
   Morgan Stanley Capital Investments,
     Series 99-FNV1, Class A2
     6.53%                              03/15/31          500           563,876
   Salomon Brothers Mortgage
     Securities VII, Series 00-C3,
     Class A2
     6.59%                              12/18/33          875           993,696


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES (CONTINUED)
   Washington Mutual Mortgage
     Securities Corp., Series 02-MS12,
     Class A
     6.50%                              05/25/32     $    112      $    114,289
                                                                   ------------

TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $10,534,973)                                                 10,729,464
                                                                   ------------
ASSET BACKED SECURITIES -- 2.7%
   Citibank Credit Card Issuance Trust,
     Series 03-A3, Class A3
     3.10%                              03/10/10        1,075         1,075,000
   Citibank Credit Card Issuance Trust,
     Series 03-A6, Class A6
     2.98%                              05/17/10        1,700         1,679,547
   MBNA Credit Card Master Note Trust,
     Series 03, Class A6
     2.75%                              10/15/10        1,500         1,473,494
   Sallie Mae Student Loan Trust,
     Series 02-1, Class A1
     1.14%(c)                           10/25/10          336           335,946
   Sallie Mae Student Loan Trust,
     Series 02-3, Class A2
     1.15%(c)                           10/26/09          445           445,379
   Sallie Mae Student Loan Trust,
     Series 03-3, Class A2
     1.16%(c)                           06/15/10          850           850,765
   Sears Credit Account Master Trust,
     Series 02-5, Class A
     1.50%(c)                           11/17/09          625           626,074
   Structured Asset Securities Corp.,
     Series 03-AL2, Class A
     3.36%                              01/25/31        1,189         1,156,035
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $7,605,480)                                                   7,642,240
                                                                   ------------
CORPORATE BONDS -- 16.3%
AEROSPACE -- 0.3%
   General Dynamics Corp., Unsecured
     Notes
     4.50%                              08/15/10           90            92,766
   Lockheed Martin Corp., Debentures
     7.20%                              05/01/36          120           138,230
   Lockheed Martin Corp., Senior
     Debentures
     8.50%                              12/01/29          225           300,757
   Lockheed Martin Corp., Senior
     Unsecured Notes
     8.20%                              12/01/09          110           136,162
   Northrop Grumman Corp., Debentures
     7.88%                              03/01/26          100           122,405
   Northrop Grumman Corp., Senior
     Debentures
     7.75%                              02/15/31           40            49,122
                                                                   ------------
                                                                        839,442
                                                                   ------------
AIR TRANSPORTATION -- 0.0%
   Continental Airlines, Inc., Pass-Through
     Certificates, Series 97-4A
     6.90%                              01/02/18          105            99,542
                                                                   ------------


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
BANKS -- 1.2%
   Bank of America Corp., Senior
     Unsecured Notes
     3.88%                              01/15/08     $    180      $    185,629
     4.88%                              09/15/12          200           203,944
   Bank of America Corp., Subordinated
     Notes
     7.80%                              02/15/10           60            72,075
     7.40%                              01/15/11          565           671,152
   Barclays Bank PLC, Capital Securities
     8.55%(c)(f)                        09/29/49          615           765,178
   European Investment Bank, Senior
     Unsecured Notes
     4.63%                              03/01/07          325           347,984
   HSBC Holdings PLC, Subordinated
     Notes
     5.25%                              12/12/12          125           129,760
   ING Bank NV, Subordinated Notes
     5.13%(f)                           05/01/15          225           226,378
   J.P. Morgan Chase & Co., Senior
     Unsecured Notes
     5.25%                              05/30/07           50            54,115
     3.63%                              05/01/08          440           445,286
   J.P. Morgan Chase & Co., Subordinated Notes
     7.13%                              06/15/09          100           115,222
     6.75%                              02/01/11          125           142,689
   Sovereign Bancorp, Inc., Senior
     Unsecured Notes
     10.50%                             11/15/06           50            59,500
   U.S. Bancorp, Senior Unsecured
     Notes
     3.95%                              08/23/07           65            67,510
                                                                   ------------
                                                                      3,486,422
                                                                   ------------
BEVERAGES & BOTTLING -- 0.1%
   Cadbury Schweppes PLC, Unsecured
     Notes
     5.13%(f)                           10/01/13          120           121,116
                                                                   ------------
BROADCASTING -- 0.1%
   Charter Communications Holdings
     LLC, Senior Unsecured Notes
      10.75%                            10/01/09          120            97,500
      11.13%                            01/15/11           45            35,775
   News America, Inc., Senior
     Debentures
     7.63%                              11/30/28          100           116,767
                                                                   ------------
                                                                        250,042
                                                                   ------------
CHEMICALS -- 0.3%
   Dow Chemical Co., Debentures
     7.38%                              11/01/29          190           211,582
   Dow Chemical Co., Notes
     5.75%                              11/15/09          350           372,218
   Dow Chemical Co., Senior Unsecured
     Notes
     6.00%                              10/01/12          110           115,533
   Lyondell Chemical Co., Senior
     Secured Notes
     9.50%                              12/15/08           10             9,250
     11.13%                             07/15/12           65            64,025
   Methanex Corp., Unsecured Notes
     7.75%                              08/15/05          115           119,456
                                                                   ------------
                                                                        892,064
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
COMPUTER & OFFICE EQUIPMENT -- 0.1%
   Avery Dennison Corp., Senior
     Unsecured Notes
     4.88%                              01/15/13     $    200      $    203,148
                                                                   ------------
CONSTRUCTION -- 0.2%
   D.R. Horton, Inc., Senior Notes
     7.50%                              12/01/07           30            32,100
   D.R. Horton, Inc., Senior Unsecured
     Notes
     10.50%                             04/01/05           15            16,350
     8.50%                              04/15/12           50            54,750
     6.88%                              05/01/13          100           100,500
   NVR, Inc., Senior Unsecured Notes
     5.00%                              06/15/10          130           125,125
   Ryland Group, Inc., Senior Notes
     5.38%                              06/01/08           20            20,125
   Ryland Group, Inc., Senior
     Subordinated Notes
     9.13%                              06/15/11           50            56,312
   Ryland Group, Inc., Senior
     Unsecured Notes
     8.00%                              08/15/06           25            27,063
   Terex Corp., Senior Subordinated
     Notes
     9.25%                              07/15/11           45            49,275
                                                                   ------------
                                                                        481,600
                                                                   ------------
CONTAINERS -- 0.2%
   Crown Holdings, Inc., Senior Secured
     Notes
     9.50%(f)                           03/01/11           55            59,125
     10.79%(f)                          03/01/13          125           137,812
   Owens-Brockway Glass Container,
     Inc., Senior Secured Notes
     8.75%                              11/15/12          230           248,400
                                                                   ------------
                                                                        445,337
                                                                   ------------
ENERGY & UTILITIES -- 0.9%
   AES Corp., Senior Secured Notes
     8.75%(f)                           05/15/13           65            68,250
   Centerpoint Energy Houston Electric
     LLC, General & Refunding
     Mortgage Bonds
     6.95%(f)                           03/15/33           70            77,676
   Dominion Resources, Inc., Senior
     Unsecured Notes
     4.13%                              02/15/08          175           179,230
     5.13%                              12/15/09          150           156,843
   DTE Energy Co., Senior Secured
     Notes
     6.13%                              10/01/10          350           386,647
   DTE Energy Co., Senior Unsecured
     Notes
     6.00%                              06/01/04          160           164,283
     6.45%                              06/01/06           35            38,130
   Duke Energy Corp., Senior Unsecured
     Notes
     4.20%                              10/01/08          400           405,352
   Exelon Generation Corp., Senior
     Unsecured Notes
     6.75%                              05/01/11          100           113,142
   FirstEnergy Corp., Senior Unsecured
     Notes
     7.38%                              11/15/31          120           122,690


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
ENERGY & UTILITIES (CONTINUED)
   Massey Energy Co., Senior Notes
     6.95%                              03/01/07     $     60      $     59,250
   Midwest Generation LLC, Pass-
     Through Certificates, Series B
     8.56%                              01/02/16           45            41,850
   Ohio Edison, Unsecured Notes
     5.45%(f)                           05/01/15          250           243,981
   Oncor Electric Delivery Co., Senior
     Secured Notes
     6.38%(f)                           01/15/15          150           164,880
     7.25%(f)                           01/15/33          100           113,940
   Pioneer Natural Resources Co.,
     Senior Notes
     7.20%                              01/15/28          140           146,125
   Progress Energy, Inc., Senior
     Unsecured Notes
     7.00%                              10/30/31          140           147,345
                                                                   ------------
                                                                      2,629,614
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.7%
   AOL Time Warner, Inc., Senior
     Debentures
     7.25%                              10/15/17          135           152,426
     7.57%                              02/01/24          180           202,257
     6.63%                              05/15/29          225           228,832
     7.63%                              04/15/31          380           431,936
   AOL Time Warner, Inc., Senior
     Unsecured Notes
     6.13%                              04/15/06           25            27,105
     6.15%                              05/01/07          570           625,963
   Mohegan Tribal Gaming Authority,
     Senior Subordinated Notes
     6.38%(f)                           07/15/09          160           160,000
   Park Place Entertainment Corp.,
     Senior Subordinated Notes
     8.88%                              09/15/08           80            88,200
   Vivendi Universal SA, Senior Notes
     6.25%(f)                           07/15/08           90            92,700
                                                                   ------------
                                                                      2,009,419
                                                                   ------------
FINANCE -- 5.5%
   AID-Israel, Unsecured Notes
     5.50%                              09/18/23          850           879,563
   ASIF Global Finance, Unsecured
     Notes
     3.85%(e)(f)                        11/26/07        1,310         1,347,296
   The Bear Stearns Cos., Inc., Senior
     Unsecured Notes
     5.70%                              01/15/07          170           185,873
   The Bear Stearns Cos., Inc.,
     Unsecured Notes
     2.88%                              07/02/08          265           259,576
   CA Preferred Fund Trust, Notes
     7.00%                              12/31/49          200           204,210
   Citigroup, Inc., Senior Unsecured
     Notes
     5.75%                              05/10/06          195           212,188
     3.50%                              02/01/08          200           202,868
   Citigroup, Inc., Subordinated Notes
     7.25%(e)                           10/01/10        1,035         1,225,936
     5.88%                              02/22/33          220           223,007
   Conoco Global Funding Co., Senior
     Unsecured Notes
     6.35%                              10/15/11          645           728,708


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
   Credit Suisse First Boston USA, Inc.,
     Senior Unsecured Notes
     6.13%                              11/15/11     $    680      $    744,896
   Ford Motor Credit Co., Senior
     Unsecured Notes
     7.38%                              10/28/09          700           746,132
   General Electric Capital Corp., Senior
     Unsecured Notes
     6.50%                              12/10/07          200           226,829
     6.13%                              02/22/11          405           449,622
     5.88%                              02/15/12        1,015         1,103,008
     6.00%                              06/15/12          460           504,215
   General Electric Capital Corp.,
     Unsecured Notes
     3.50%                              08/15/07          250           255,332
   General Motors Acceptance Corp.,
     Senior Unsecured Notes
     7.25%                              03/02/11          385           407,755
     6.88%                              09/15/11           75            77,693
   The Goldman Sachs Group, Inc.,
     Senior Notes
     6.13%                              02/15/33          130           132,082
   The Goldman Sachs Group, Inc.,
     Senior Unsecured Notes
     7.35%                              10/01/09           20            23,550
     6.88%                              01/15/11          185           212,219
     6.60%                              01/15/12          100           113,180
   Household Finance Corp., Notes
     6.38%                              11/27/12          165           183,232
   Household Finance Corp., Senior
     Unsecured Notes
     7.20%                              07/15/06           50            56,328
     8.00%                              07/15/10          466           564,714
     6.75%                              05/15/11          225           256,614
     7.00%                              05/15/12          500           576,901
     7.63%                              05/17/32           75            90,768
   Household Finance Corp., Unsecured
     Notes
     4.75%                              07/15/13          180           177,904
   Lehman Brothers Holdings, Inc.,
     Senior Notes
     6.63%                              02/05/06          851           935,521
   Morgan Stanley, Senior Unsecured
     Notes
     6.10%                              04/15/06           75            81,921
     5.80%                              04/01/07          365           402,310
     6.75%                              04/15/11          115           131,389
   Prudential Financial, Inc., Unsecured
     Notes
     5.75%                              07/15/33          155           147,597
   Qwest Capital Funding, Inc., Senior
     Unsecured Notes
     7.75%                              08/15/06           65            63,538
     7.00%                              08/03/09          115           101,775
   SLM Corp., Senior Unsecured Notes
     5.63%                              04/10/07           70            76,681
     1.33%(c)                           07/25/07          405           405,308
   UBS Preferred Funding Trust I,
     Capital Securities
     8.62%(c)                           10/29/49          470           583,557
   Verizon Global Funding Corp., Senior
     Unsecured Notes
     7.75%                              12/01/30          210           252,253
                                                                   ------------
                                                                     15,554,049
                                                                   ------------


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
FOOD & AGRICULTURE -- 0.5%
   General Mills, Inc., Senior Unsecured
     Notes
     5.13%                              02/15/07     $    165      $    177,461
     6.00%                              02/15/12           60            65,761
   Kellogg Co., Senior Unsecured Notes
     6.60%                              04/01/11          210           239,857
   Kraft Foods, Inc., Senior Unsecured
     Notes
     5.63%                              11/01/11          705           743,055
     6.25%                              06/01/12          275           301,535
                                                                   ------------
                                                                      1,527,669
                                                                   ------------
INSURANCE -- 0.4%
   American General Corp., Capital
     Securities
     8.50%                              07/01/30           60            79,481
   American General Corp., Senior
     Unsecured Notes
     7.50%(e)                           08/11/10          150           182,296
   Americo Life, Inc., Senior Unsecured
     Notes
     7.88%(f)                           05/01/13           90            90,002
   Fund American Cos., Inc., Senior
     Notes
     5.88%                              05/15/13          125           127,196
   Marsh & McLennan Cos., Inc., Senior
     Unsecured Notes
     6.25%                              03/15/12          115           128,985
   Metropolitan Life Insurance Co.,
     Senior Notes
     6.50%                              12/15/32           80            85,861
   New York Life Insurance Co.,
     Unsecured Notes
     5.88%(f)                           05/15/33          100           100,045
   Pacific Life Corp., Senior Notes
     6.60%(f)                           09/15/33           95           100,848
   Prudential Insurance Co. of America,
     Notes
     6.38%(f)                           07/23/06          100           110,602
                                                                   ------------
                                                                      1,005,316
                                                                   ------------
MANUFACTURING -- 0.1%
   Briggs & Stratton Corp., Senior
     Unsecured Notes
     8.88%                              03/15/11          175           196,000
   Dresser, Inc., Senior Subordinated
     Notes
     9.38%                              04/15/11           90            94,275
   General Electric Co., Senior Notes
     5.00%                              02/01/13           55            56,384
                                                                   ------------
                                                                        346,659
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 0.0%
   United Surgical Partners Holdings,
     Senior Subordinated Notes
     10.00%                             12/15/11           35            38,150
                                                                   ------------
MOTOR VEHICLES -- 0.7%
   DaimlerChrysler AG, Senior
     Debentures
     7.45%                              03/01/27          215           223,760
   DaimlerChrysler North America
     Holding Corp., Notes
     4.75%                              01/15/08          145           148,305


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
MOTOR VEHICLES (CONTINUED)
   DaimlerChrysler North America
     Holding Corp., Unsecured Notes
     4.05%                              06/04/08     $  1,200      $  1,196,550
   Dura Operating Corp., Senior
     Unsecured Notes
     8.63%                              04/15/12           60            62,100
   General Motors Corp., Senior
     Unsecured Notes
     8.38%                              07/15/33          220           231,118
                                                                   ------------
                                                                      1,861,833
                                                                   ------------
OIL & GAS -- 0.9%
   Amerada Hess Corp., Senior
     Unsecured Notes
     7.13%                              03/15/33           95           100,064
   Anadarko Petroleum Corp., Senior
     Unsecured Notes
     5.38%                              03/01/07           60            64,927
   Chesapeake Energy Corp., Senior
     Notes
     7.50%(f)                           09/15/13           75            76,969
     7.75%                              01/15/15           25            26,437
   Conoco, Inc., Senior Unsecured Notes
     6.95%                              04/15/29           80            92,175
   ConocoPhillips, Notes
     5.90%                              10/15/32          200           203,432
   Consolidated Natural Gas, Inc.,
     Senior Unsecured Notes
     6.25%                              11/01/11          150           167,238
   Devon Energy Corp., Senior
     Debentures
     7.95%                              04/15/32           90           111,234
   El Paso Natural Gas Co., Senior
     Unsecured Notes
     8.38%                              06/15/32          130           116,350
   El Paso Production Holding Co.,
     Senior Notes
     7.75%(f)                           06/01/13          100            95,000
   Gulfterra Energy Partners LP, Senior
     Notes
     6.25%(f)                           06/01/10          155           153,450
   Gulfterra Energy Partners LP, Senior
     Subordinated Notes
     10.63%                             12/01/12           25            29,312
   Hanover Equipment Trust, Senior
     Secured Notes
     8.75%                              09/01/11          100           103,000
   Kinder Morgan Energy Partners LP,
     Senior Debentures
     7.25%                              03/01/28           20            22,436
   Kinder Morgan Energy Partners LP,
     Senior Unsecured Notes
     7.30%                              08/15/33          170           194,878
   Oao Gazprom, Senior Unsecured
     Notes
     9.63%(f)                           03/01/13          290           310,300
   Oao Gazprom, Unsecured Notes
     9.63%                              03/01/13          260           279,500
   Occidental Petroleum Corp., Senior
     Notes
     8.45%                              02/15/29           70            93,782
   Phillips Petroleum Co., Senior
     Debentures
     7.00%                              03/30/29           80            91,876


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
   Swift Energy Co., Senior Subordinated
     Notes
     9.38%                              05/01/12     $     25      $     27,000
   Tennessee Gas Pipeline Co., Senior
     Debentures
     7.50%                              04/01/17           35            33,425
   Valero Energy Corp., Senior
     Unsecured Notes
     7.50%                              04/15/32           35            38,995
   The Williams Cos., Inc., Senior
     Unsecured Notes
     7.13%                              09/01/11           50            49,375
     8.13%                              03/15/12          135           136,013
                                                                   ------------
                                                                      2,617,168
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
   Ainsworth Lumber Co. Ltd., Senior
     Secured Notes
     13.88%                             07/15/07           40            45,800
   Georgia-Pacific Corp., Senior
     Unsecured Notes
     8.88%                              02/01/10          105           115,500
   Weyerhaeuser Co., Debentures
     6.95%                              10/01/27          155           163,471
   Weyerhaeuser Co., Senior Unsecured
     Notes
     5.25%                              12/15/09          175           183,290
     6.88%                              12/15/33          145           152,439
                                                                   ------------
                                                                        660,500
                                                                   ------------
PHARMACEUTICALS -- 0.1%
   Bristol-Myers Squibb Co., Senior
     Unsecured Notes
     5.75%                              10/01/11          250           271,837
                                                                   ------------
PUBLISHING & PRINTING -- 0.0%
   News America, Inc., Debentures
     8.88%                              04/26/23           75            96,324
                                                                   ------------
REAL ESTATE -- 0.2%
   Avalonbay Communities, Inc., Senior
     Unsecured Notes
     6.63%                              09/15/11          180           201,623
   Camp Pendelton & Quantico LLC,
     Military Housing Revenue Bonds,
     Series 03A
     5.94%(f)                           10/01/43          100           101,526
   EOP Operating LP, Senior Unsecured
     Notes
     7.50%                              04/19/29          140           157,518
     7.88%                              07/15/31           35            41,197
                                                                   ------------
                                                                        501,864
                                                                   ------------
RESTAURANTS -- 0.0%
   Tricon Global Restaurants, Inc.,
     Senior Unsecured Notes
     8.88%                              04/15/11           65            74,750
                                                                   ------------
RETAIL MERCHANDISING -- 0.6%
   Kroger Co., Senior Unsecured Notes
     6.80%                              04/01/11          250           285,793
   Procter & Gamble Co., Senior
     Unsecured Notes
     6.88%                              09/15/09          180           212,417


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
RETAIL MERCHANDISING (CONTINUED)
   Sears Roebuck Acceptance Corp.,
     Senior Unsecured Notes
     6.25%                              05/01/09     $     75      $     83,297
     6.75%                              08/15/11          175           197,332
     6.70%                              04/15/12           25            28,356
     7.00%                              06/01/32           65            71,388
   Wal-Mart Stores, Inc., Unsecured
     Notes
     3.38%                              10/01/08          905           910,350
                                                                   ------------
                                                                      1,788,933
                                                                   ------------
TELECOMMUNICATIONS -- 1.1%
   AT&T Broadband Corp., Unsecured
     Notes
     8.38%                              03/15/13          150           186,171
   Comcast Cable Communications
     Corp., Senior Unsecured Notes
     6.88%                              06/15/09           70            79,354
     5.50%                              03/15/11          155           163,080
     7.05%                              03/15/33          385           421,950
   Continental Cablevision, Inc., Senior
     Notes
     8.30%                              05/15/06          400           452,236
   CSC Holdings, Inc., Senior Notes
     7.88%                              12/15/07           30            30,450
   CSC Holdings, Inc., Senior Unsecured
     Notes
     7.63%                              04/01/11           30            29,887
   DirecTV Holdings LLC, Unsecured
     Notes
     8.38%(f)                           03/15/13           70            78,925
   New England Telephone & Telegraph
     Co., Debentures
     7.88%                              11/15/29          175           214,173
   New Jersey Bell Telephone,
     Debentures
     7.85%                              11/15/29           20            24,241
   Panamsat Corp., Senior Debentures
     6.88%                              01/15/28           55            54,037
   Panamsat Corp., Senior Unsecured
     Notes
     8.50%                              02/01/12            5             5,200
   Qwest Corp., Senior Unsecured Notes
     8.88%(f)                           03/15/12          100           109,500
   TCI Communications, Inc., Senior
     Debentures
     7.88%                              02/15/26           75            88,755
   Verizon New Jersey, Inc., Senior
     Debentures
     5.88%                              01/17/12          630           685,094
   Verizon Pennsylvania, Inc., Debentures
     5.65%                              11/15/11          275           294,408
   Vodafone Group PLC, Notes
     6.25%                              11/30/32           85            87,699
   WorldCom, Inc., Senior Unsecured
     Notes
     8.00%(b)(g)                        05/15/06           20             6,600
     8.25%(b)(g)                     05/10-05/31          325           107,250
     7.50%(b)(g)                        05/15/11           75            24,750
                                                                   ------------
                                                                      3,143,760
                                                                   ------------


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 0.2%
   Burlington Northern Santa Fe Corp.,
     Senior Unsecured Notes
     5.90%                              07/01/12     $    175      $    190,556
   Burlington Northern Santa Fe Corp.,
     Unsecured Notes
     6.38%                              12/15/05          140           153,391
   Norfolk Southern Corp., Senior Notes
     7.05%                              05/01/37           50            56,772
   Overseas Shipholding Group, Inc.,
     Debentures
     8.75%                              12/01/13           30            31,987
   Overseas Shipholding Group, Inc.,
     Senior Unsecured Notes
     8.25%                              03/15/13           55            57,544
                                                                   ------------
                                                                        490,250
                                                                   ------------
WASTE MANAGEMENT -- 0.2%
   Allied Waste Industries, Inc., Senior
     Debentures
     7.40%                              09/15/35           50            46,000
   Allied Waste North America, Inc.,
     Senior Notes
     8.88%                              04/01/08          150           162,375
     7.88%                              04/15/13          180           188,550
   Allied Waste North America, Inc.,
     Senior Unsecured Notes
     9.25%                              09/01/12           25            27,625
                                                                   ------------
                                                                        424,550
                                                                   ------------
YANKEE -- 1.5%
   British Telecommunications Group
     PLC, Senior Unsecured Notes
     8.88%                              12/15/30          170           222,867
   Canadian National Railway Co.,
     Senior Notes
     6.90%                              07/15/28          185           209,253
   Deutsche Telekom International
     Finance BV, Senior Unsecured
     Notes
     8.50%(c)                           06/15/10           40            48,975
     8.75%(c)                           06/15/30          335           424,949
   Province of Quebec, Debentures
     7.50%                              07/15/23           75            92,349
   Province of Quebec, Unsecured Notes
     7.37%                              03/06/26           75            90,000
     7.38%                              04/09/26          230           282,572
   Republic of Colombia, Senior
     Unsecured Notes
     9.75%                              04/09/11          456           507,062
   Republic of Panama, Debentures
     8.88%                              09/30/27          120           123,600
   Republic of Panama, Senior Notes
     8.25%                              04/22/08          213           235,365
   Tyco International Group SA, Senior
     Notes
     6.38%                              06/15/05           85            88,187
   Tyco International Group SA, Senior
     Unsecured Notes
     6.38%                              02/15/06          165           172,012
     5.80%                              08/01/06           22            22,660
     6.13%                              11/01/08          200           207,500
   United Mexican States
     8.13%                              12/30/19          350           395,850


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONCLUDED)

                                                      PAR(H)
AS OF SEPTEMBER 30, 2003                MATURITY       (000)           VALUE
                                        --------     --------      -------------


CORPORATE BONDS (CONTINUED)
YANKEE (CONTINUED)
   United Mexican States, Senior
     Unsecured Notes
     8.38%                              01/14/11     $    650      $    775,125
     6.63%                              03/03/15          140           147,350
     8.00%                              09/24/22           75            82,687
   United Mexican States, Unsecured
     Notes
     4.63%                              10/08/08          100           102,100
                                                                   ------------
                                                                      4,230,463
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $45,018,441)                                                 46,091,821
                                                                   ------------
FOREIGN BONDS -- 3.5%
   Bundesobligation (Germany)
     4.50%                              08/17/07        5,383         6,620,295
   French Treasury Notes
     3.50%                              01/12/08        1,745         2,067,074
   Kingdom of Sweden
     8.00%                              08/15/07        2,170           324,148
     5.00%                              01/28/09        6,195           840,907
                                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $9,382,031)                                                   9,852,424
                                                                   ------------

TAXABLE MUNICIPAL BONDS -- 0.6%
   California Department of Water
     Resources Revenue Bonds,
     Series 02, Class E
     3.98%                              05/01/05          150           153,096
   Illinois State Pension Funding General
     Obligation Bonds, Series 03
     5.10%                              06/01/33        1,625         1,512,355
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $1,774,991)                                                   1,665,451
                                                                   ------------


                                                    PAR/SHARES
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

SHORT TERM INVESTMENTS-- 31.5%
   Federal Home Loan Bank,
     Discount Notes
     0.75%                              10/01/03     $ 27,000      $ 27,000,000
     1.01%                              10/08/03       20,000        19,996,091
   Federal National Mortgage
     Association, Discount Notes
     1.00%                              10/06/03       35,740        35,735,036
   Galileo Money Market Fund                            6,351         6,350,877
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $89,082,004)                                                 89,082,004
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $279,326,792(a))                                           $282,687,010
                                                                   ============


                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------
OPTIONS -- (0.1%)
PUT OPTIONS WRITTEN -- (0.0%)
   December 10 year U.S. Treasury Notes
     futures, Strike Price 107,
     Expires 11/22/03                                     (20)           (2,500)
PUT SWAPTIONS WRITTEN -- (0.1%)
   Union Bank of Switzerland, Strike Price 5.75,
     Expires 9/23/05                                   (1,600)(i)      (298,400)
                                                                   ------------
TOTAL OPTIONS
  (Premiums received $370,465)                                     $   (300,900)
                                                                   ============

---------------
(a) Cost for Federal income tax purposes is $279,656,504. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation           $3,832,506
           Gross unrealized depreciation             (802,000)
                                                   ----------
                                                   $3,030,506
                                                   ==========
(b) Non-income producing security.

(c) Rates shown are the rates as of September 30, 2003.

(d) Rates shown are the effective yields as of September 30, 2003.

(e) Securities, or a portion thereof, pledged as collateral with a value of $1,609,281 on 18 long U.S. Treasury Bonds futures contracts and 333 short U.S. Treasury Notes futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $40,003,938, with an unrealized loss of $1,394,173.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2003, the Fund held 2.2% of its net assets, with a current market value of $4,905,499, in securities restricted as to resale.

(g) Security in default.

(h) In local currency.

(i) Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                        CORE PLUS TOTAL RETURN PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $279,326,792) ........................................      $282,687,010
   Cash denominated in foreign currencies (Cost $1,767) ............................             1,812
   Interest receivable .............................................................         1,881,521
   Interest receivable on interest rate swaps ......................................            18,297
   Investments sold receivable .....................................................       120,628,510
   Capital shares sold receivable ..................................................        42,749,511
   Prepaid expenses ................................................................            16,568
   Unrealized appreciation on forward foreign currency contracts ...................           226,642
   Unrealized appreciation on interest rate swaps ..................................            77,823
   Futures margin receivable .......................................................             2,238
                                                                                          ------------
          TOTAL ASSETS .............................................................       448,289,932
                                                                                          ------------
LIABILITIES
   Investments purchased payable ...................................................       179,329,959
   Capital shares redeemed payable .................................................        42,749,511
   Distributions payable ...........................................................           702,509
   Advisory fees payable ...........................................................             8,098
   Administrative fees payable .....................................................            16,231
   Transfer agent fees payable .....................................................             1,657
   Other accrued expenses payable ..................................................            21,895
   Interest payable for interest rate swaps ........................................             7,898
   Options written, at fair value (premiums received $22,465) ......................             2,500
   Swaptions written, at fair value (premiums received $348,000) ...................           298,400
   Futures margin payable ..........................................................           286,996
   Unrealized depreciation on forward foreign currency contracts ...................           528,094
                                                                                          ------------
          TOTAL LIABILITIES ........................................................       223,953,748
                                                                                          ------------
NET ASSETS (Applicable to 21,434,754 BlackRock shares,
   11 Institutional shares, 11 Service shares, 721
   Investor A shares, 7,680 Investor B shares and 11
   Investor C shares outstanding) ..................................................      $224,336,184
                                                                                          ============
NET ASSET VALUE AND REDEMPTION PRICE PER BLACKROCK, INSTITUTIONAL,
   SERVICE AND INVESTOR A SHARE ($224,255,717 / 21,435,497) ........................            $10.46
                                                                                                ======

OFFERING PRICE PER BLACKROCK, INSTITUTIONAL AND SERVICE SHARE ......................            $10.46
                                                                                                ======

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.46 / 0.960) .......................            $10.90
                                                                                                ======
NETASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($80,355 / 7,680) ..........................................            $10.46
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($112 / 11) ................................................            $10.46
                                                                                                ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                           GOVERNMENT INCOME PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------


U.S. GOVERNMENT & AGENCY
   OBLIGATIONS -- 56.1%
   Federal Home Loan Mortgage Corp.,
     Unsecured Notes
     5.13%                              07/15/12     $  4,750      $  5,049,663
     7.00%                              03/15/10        1,500         1,784,589
   Federal National Mortgage
     Association, Unsecured Notes
     3.50%                              01/28/08        3,000         3,028,440
     4.38%                              03/15/13        1,450         1,454,652
   Small Business Administration
     Participation Certificates,
     Series 96-20J, Class 1
     7.20%                              10/01/16          256           285,013
   Small Business Administration
     Participation Certificates,
     Series 98-20J, Class 1
     5.50%                              10/01/18          179           189,925
   Small Business Investment Cos.
     Pass-Through, Series 03-10A,
     Class 1
     4.63%                              03/10/13        1,325         1,337,973
   U.S. Treasury Bonds
     5.38%                              02/15/31        4,000         4,292,500
   U.S. Treasury Notes
     2.00%                              05/15/06        2,100         2,114,519
     3.13%                              09/15/08       13,600        13,789,122
     6.00%                              08/15/09          200           231,086
     5.00%                           02/11-08/11        3,025         3,311,700
     4.88%                              02/15/12        6,600         7,142,698
     4.00%                              11/15/12       17,040        17,242,350
     4.25%                              08/15/13       44,975        46,104,637
   U.S. Treasury Strip Notes
     4.93%(c)                           05/15/14        1,500           935,946
                                                                   ------------
TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $106,634,692)                                               108,294,813
                                                                   ------------
MORTGAGE PASS-THROUGHS -- 40.5%
   Federal Home Loan Mortgage Corp.
     7.75%                           11/03-04/08            2             1,644
     8.00%                           05/12-11/26        1,000         1,084,120
     6.00%                              12/01/12          163           170,012
     5.50%                           10/13-11/13          702           729,787
     7.50%                              11/01/25            3             3,622
   Federal Home Loan Mortgage Corp.
     Gold
     6.00%                           12/08-02/32        4,907         5,106,948
     5.50%                           05/14-09/33       11,370        11,607,239
     6.50%                           03/29-08/32        2,210         2,307,859
     7.00%                           09/31-04/32          590           622,137
     5.00%                           05/33-10/33        5,793         5,796,021
   Federal National Mortgage
     Association
     7.00%                           08/09-12/11           84            90,443
     6.00%                           11/09-10/33        6,992         7,223,295
     8.50%                              01/01/13          234           258,967
     6.50%                           01/13-10/33       17,661        18,477,579
     8.00%                           11/13-08/14           85            90,687
     5.50%(d)                        12/13-07/33        6,075         6,290,332
     4.50%                              10/20/18        5,600         5,645,500
     5.00%                           10/18-10/33        3,199         3,245,900
     7.50%                           06/24-04/26          137           148,256


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

MORTGAGE PASS-THROUGHS (CONTINUED)
   Government National Mortgage
     Association
     8.00%                              04/20/13     $    101      $    108,255
     6.00%                           01/14-06/14          469           492,870
     5.50%                              03/15/14          834           872,794
     6.50%                           11/23-09/32        6,693         7,037,239
     7.00%                           10/27-06/28          779           829,687
     7.50%                           11/27-12/27           70            74,979
                                                                   ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $76,798,990)                                                 78,316,172
                                                                   ------------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 0.0%
   Salomon Brothers Mortgage
     Securities VI, Series 87-1 (IO)
     7.00%(c)                           02/17/17           81            23,077
   Salomon Brothers Mortgage
     Securities VI, Series 87-1 (PO)
     7.00%(c)                           02/17/17           81            70,839
                                                                   ------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $106,460)                                                        93,916
                                                                   ------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 0.7%
   Goldman Sachs Mortgage Securities
     Corp., Series 98-1, Class A
     8.00%                              09/20/27           71            78,683
   Goldman Sachs Mortgage Securities
     Corp., Series 98-2, Class A
     7.75%                              05/19/27           77            83,606
   Residential Accredit Loans,
     Series 03-QS4, Class A (IO)
     0.10%(c)                           01/25/33        1,009           167,113
   Washington Mutual Mortgage
     Securities Corp., Series 02-S8,
     Class 1A3
     8.00%                              01/25/33        1,032         1,046,006
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $1,424,187)                                                   1,375,408
                                                                   ------------
PROJECT LOANS-- 0.0%
   Federal Housing Authority, INSD
     Project, Series 82
     7.43%
   (Cost $31,684)                       09/01/22           31            32,988
                                                                   ------------
ASSET BACKED SECURITIES -- 0.1%
   The Money Store Small Business
     Administration Loan Trust,
     Series 99-1, Class A
     1.80%(b)
   (Cost $146,739)                      07/15/25          147           142,356
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                     GOVERNMENT INCOME PORTFOLIO (CONCLUDED)

                                                    NUMBER OF
AS OF SEPTEMBER 30, 2003                              SHARES          VALUE
                                                     --------      ------------

SHORT TERM INVESTMENTS -- 2.4%
   Galileo Money Market Fund
   (Cost $4,549,408)                                4,549,408      $  4,549,408
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $189,692,160(a))                                           $192,805,061
                                                                   ============


                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------
CALL OPTIONS PURCHASED -- 0.2%
   March 10 Year U.S. Treasury futures,
     Strike Price 114 , Expire 02/21/04
   (Cost $244,335)                                        166           373,500
                                                                   ============
---------------
(a) Cost for Federal income tax purposes is $189,778,642. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation           $3,179,803
           Gross unrealized depreciation             (153,384)
                                                   ----------
                                                   $3,026,419
                                                   ==========
(b) Rates shown are the rates as of September 30, 2003.

(c) Rates shown are the effective yields as of September 30, 2003.

(d) Securities, or a portion thereof, pledged as collateral with a value of $641,979 on 982 short U.S. Treasury Notes futures contracts, 689 long U.S. Treasury Notes futures contracts, 67 short U.S. Treasury Bonds futures contracts, 39 short Interest Rate Swap futures contracts expiring December 2003 and 97 U.S. Treasury Notes futures contracts expiring March 2004. The value of such contracts on September 30, 2003 was $213,286,469, with an unrealized gain of $99,243.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                           GOVERNMENT INCOME PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $189,692,160) ........................................   $192,805,061
   Option purchased at value (Premium paid on options purchased $244,335) ..........        373,500
   Interest receivable .............................................................      1,192,926
   Principal receivable ............................................................          7,225
   Interest receivable on interest rate swaps ......................................         15,442
   Investments sold receivable .....................................................    330,594,146
   Capital shares sold receivable ..................................................        702,203
   Prepaid expenses ................................................................         26,230
   Unrealized appreciation on interest rate swaps ..................................        249,347
   Futures margin receivable .......................................................        199,335
                                                                                       ------------
          TOTAL ASSETS .............................................................    526,165,415
                                                                                       ------------

LIABILITIES
   Investments purchased payable ...................................................    352,959,425
   Capital shares redeemed payable .................................................      1,635,384
   Distributions payable ...........................................................        519,087
   Advisory fees payable ...........................................................         42,579
   Administrative fees payable .....................................................         38,206
   Transfer agent fees payable .....................................................         16,610
   Other accrued expenses payable ..................................................        131,699
   Interest payable for interest rate swaps ........................................        309,524
   Futures margin payable ..........................................................        231,594
   Unrealized depreciation on interest rate swaps ..................................        286,767
                                                                                       ------------
          TOTAL LIABILITIES ........................................................    356,170,876
                                                                                       ------------

NET ASSETS (Applicable to 222 BlackRock shares, 7,640,151 Investor A shares,
   4,755,309 Investor B shares and 2,610,678 Investor C shares outstanding) ........   $169,994,540
                                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER BLACKROCK SHARE
   ($2,515 / 222) ..................................................................         $11.34
                                                                                             ======

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
   ($86,558,898 / 7,640,151) .......................................................         $11.33
                                                                                             ======

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($11.33 / 0.955) .......................         $11.86
                                                                                             ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($53,896,612 / 4,755,309) ..................................         $11.33
                                                                                             ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($29,536,515 / 2,610,678) ..................................         $11.31
                                                                                             ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                                 GNMA PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------


U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 11.9%
  Federal Home Loan Mortgage Corp.,
     Unsecured Notes
     5.13%                              07/15/12     $  9,000      $  9,567,783
     7.00%                              03/15/10        3,000         3,569,178
   Federal National Mortgage Association,
     Unsecured Notes
     3.50%                              01/28/08        4,000         4,037,920
     4.38%                              03/15/13        2,600         2,608,341
   U.S. Treasury Bonds
     8.00%                              11/15/21        3,840         5,326,199
     7.63%                              11/15/22          530           712,705
   U.S. Treasury Notes
     2.00%                              05/15/06        5,200         5,235,953
     4.25%                              08/15/13       17,000        17,426,989
   U.S. Treasury Strip Notes
     4.93%(c)                           05/15/14        2,050         1,279,126
                                                                   ------------
TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $49,200,293)                                                 49,764,194
                                                                   ------------
MORTGAGE PASS-THROUGHS -- 81.0%
   Federal Home Loan Mortgage Corp.
     9.00%                              05/01/05           16            17,030
     8.56%                              11/01/07            2             2,362
     5.50%                           06/13-10/13          350           364,599
     6.00%                              11/01/13           11            11,136
     7.50%                           02/27-03/27           16            17,118
   Federal Home Loan Mortgage Corp.
     Gold
     6.50%                           12/13-04/31          915           965,417
     6.00%                           01/15-10/33          415           428,436
     5.50%                           04/16-10/33        2,628         2,716,567
     8.00%                              07/01/17          125           135,593
     9.00%                              12/01/19            2             1,705
     7.50%                              09/01/26            1               743
     5.00%                           08/33-10/33        2,700         2,700,832
   Federal National Mortgage Association
     5.50%(d)                        02/09-06/33        6,730         6,968,313
     6.50%                           02/13-10/33        1,251         1,309,375
     6.00%                           06/13-10/33        2,407         2,485,726
     8.00%                           11/13-08/14          300           317,583
     8.50%                              10/01/24           10            10,690
     5.00%                           08/33-10/33        3,692         3,692,283
   Government National Mortgage
     Association
     8.00%                           12/07-08/24        1,147         1,245,711
     5.50%                           11/08-10/33       73,138        75,600,932
     6.00%                           02/16-10/33       83,730        87,303,984
     6.50%                           03/16-07/33      103,602       109,034,226
     8.50%                           03/17-09/21          695           765,875
     7.00%(d)                        09/17-10/33        6,565         6,998,400
     5.00%                           12/17-09/33       30,695        31,385,112
     9.00%                           05/18-07/21          542           600,038
     10.00%                             12/15/20            4             4,003
     7.50%                           01/22-11/29        3,046         3,278,274
   Government National Mortgage
     Association II
     6.00%                              02/20/29          347           362,172
                                                                   ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $331,597,270)                                               338,724,235
                                                                   ------------


                                                    PAR/SHARES
                                        MATURITY       (000)           VALUE
                                        --------     --------      ------------

COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 0.4%
   Residential Accredit Loans,
     Series 03-QS4, Class A (IO)
     0.10%(c)                           01/25/33     $  1,261      $    208,891
   Washington Mutual Mortgage Securities
     Corp., Series 02-S8, Class 1A3
     8.00%                              01/25/33        1,376         1,394,675
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $1,686,719)                                                   1,603,566
                                                                   ------------
PROJECT LOANS -- 0.0%
   Federal Housing Authority, INSD
     Project, Series 82
     7.43%
   (Cost $164,580)                      09/01/22          161           173,189
                                                                   ------------
ASSET BACKED SECURITIES -- 0.1%
   The Money Store Small Business
     Administration Loan Trust,
     Series 99-1, Class A
     1.80%(b)
   (Cost $440,217)                      07/15/25          440           427,067
                                                                   ------------
SHORT TERM INVESTMENTS -- 6.6%
   Student Loan Marketing Association,
     Discount Notes
     1.00%                              10/01/03       21,000        21,000,000
   Galileo Money Market Fund                            6,432         6,432,407
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $27,432,407)                                                 27,432,407
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $410,521,486(a))                                           $418,124,658
                                                                   ============

---------------
(a) Cost for Federal income tax purposes is $410,629,137. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation           $7,824,985
           Gross unrealized depreciation             (329,464)
                                                   ----------
                                                   $7,495,521
                                                   ==========

(b) Rate shown is the rate as of September 30, 2003.

(c) Rates shown are the effective yields as of September 30, 2003.

(d) Securities, or a portion thereof, pledged as collateral with a value of $2,355,963 on 291 short U.S. Treasury Notes futures contracts, 32 short U.S. Treasury Bonds futures contracts and 122 short Interest Rate Swap futures contracts expiring December 2003 and 135 long U.S. Treasury Notes expiring March 2004. The value of such contracts on September 30, 2003 was $65,878,750, with an unrealized loss of $2,174,931.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 GNMA PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $410,521,486) .......................      $418,124,658
   Interest receivable ............................................         2,097,354
   Principal receivable ...........................................               959
   Interest receivable on interest rate swaps .....................            19,303
   Investments sold receivable ....................................       339,181,846
   Capital shares sold receivable .................................        10,628,527
   Prepaid expenses ...............................................            31,979
   Unrealized appreciation on interest rate swaps .................           306,936
   Futures margin receivable ......................................            52,169
                                                                         ------------
          TOTAL ASSETS ............................................       770,443,731
                                                                         ------------

LIABILITIES
   Investments purchased payable ..................................       408,852,093
   Capital shares redeemed payable ................................        10,497,148
   Distributions payable ..........................................         1,617,894
   Advisory fees payable ..........................................            56,405
   Administrative fees payable ....................................            57,130
   Transfer agent fees payable ....................................            13,793
   Other accrued expenses payable .................................           126,935
   Interest payable for interest rate swaps .......................           524,293
   Payable for financing transactions .............................        11,250,859
   Futures margin payable .........................................           402,969
   Unrealized depreciation on interest rate swaps .................           625,674
                                                                         ------------
          TOTAL LIABILITIES .......................................       434,025,193
                                                                         ------------

NET ASSETS (Applicable to 5,981,580 BlackRock shares,
   17,197,070 Institutional shares, 155,153 Service
   shares, 1,886,392 Investor A shares, 3,239,908
   Investor B shares and 5,103,241 Investor C shares
   outstanding) ..................................................       $336,418,538
                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER BLACKROCK
   AND INSTITUTIONAL SHARE ($232,293,033 / 23,178,650) ...........             $10.02
                                                                               ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SERVICE SHARE
   ($1,553,547 / 155,153) ........................................             $10.01
                                                                               ======

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
   ($18,977,812 / 1,886,392) .....................................             $10.06
                                                                               ======

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.06 / 0.960) .....             $10.48
                                                                               ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($32,485,639 / 3,239,908) ................             $10.03
                                                                               ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($51,108,507 / 5,103,241) ................             $10.01
                                                                               ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                            MANAGED INCOME PORTFOLIO

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)            VALUE
                                       ---------     --------      ------------


U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 26.7%
  Federal Home Loan Mortgage Corp.,
     Unsecured Notes
     3.13%                              08/25/06     $  8,685     $   8,786,875
     3.50%                              04/01/08        5,900         5,943,861
     6.88%                              09/15/10       15,960        18,894,118
     6.00%                              06/15/11        4,535         5,128,876
   Federal National Mortgage Association,
     Unsecured Notes
     1.75%                              06/16/06        5,225         5,168,591
     7.13%                           03/07-06/10        8,655        10,125,171
     3.25%                              01/15/08        8,040         8,153,967
     5.75%                              02/15/08        7,120         7,945,507
     6.00%                           05/08-05/11       10,905        12,305,101
     6.63%                              09/15/09        2,600         3,028,082
     7.25%                              01/15/10       11,885        14,282,906
     4.75%                              02/21/13        2,990         3,009,806
     4.38%                              07/17/13        2,985         2,917,455
   Overseas Private Investment Co.
     4.86%                              12/16/06          373           376,569
     5.69%                              12/16/06          841           852,499
     5.92%                              12/16/06        2,577         2,614,844
     6.38%                              12/16/06        2,425         2,464,760
     6.46%                              12/16/06          262           266,726
     6.53%                              12/16/06          636           646,405
     6.66%                              12/16/06        1,161         1,180,709
     6.87%                              12/16/06        1,271         1,293,639
     7.01%                              12/16/06          835           850,016
     7.42%                              12/16/06        1,922         1,960,442
     6.27%                           12/06-05/12        4,254         4,337,904
     4.09%                              05/29/12          428           414,021
     4.30%                              05/29/12        1,189         1,174,160
     4.64%                              05/29/12          881           886,595
     4.68%                              05/29/12          500           500,340
     4.87%                              05/29/12        3,744         3,783,745
     5.40%                              05/29/12        4,630         4,867,213
     5.46%                              05/29/12          530           561,188
     5.79%                              05/29/12          931           997,378
     5.88%                              05/29/12          640           683,940
     5.94%                              05/29/12        1,764         1,908,082
     5.95%                              05/29/12          502           543,010
     6.10%                              05/29/12          591           643,008
     6.81%                              05/29/12          706           780,563
     6.84%                              05/29/12          918           974,837
     6.89%                              05/29/12        5,620         6,266,219
     6.91%                              05/29/12        1,888         2,080,894
     7.35%                              05/29/12          504           565,828
   Resolution Funding Corp. Strip Bonds
     6.29%(d)                           07/15/18        1,725           790,628
     6.30%(d)                           10/15/18        1,725           777,546
   Small Business Administration
     Participation Certificates,
     Series 96-20B, Class 1
     6.38%                              02/01/16        3,547         3,865,951
   Small Business Administration
     Participation Certificates,
     Series 96-20K, Class 1
     6.95%                              11/01/16        5,954         6,598,829
   Small Business Administration
     Participation Certificates,
     Series 97, Class A
     1.85%(c)                           08/15/22        1,215         1,142,223
   Small Business Administration
     Participation Certificates,
     Series 97-20B, Class 1
     7.10%                              02/01/17        4,194         4,674,067


                                                       PAR
                                        MATURITY      (000)            VALUE
                                       ---------     --------      ------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
   Small Business Administration
     Participation Certificates,
     Series 97-20F, Class 1
     7.20%                              06/01/17     $  1,297     $   1,450,576
   Small Business Administration
     Participation Certificates,
     Series 97-20G, Class 1
     6.85%                              07/01/17        7,606         8,429,678
   U.S. Treasury Bonds
     10.38%(f)                          11/15/12       13,665        17,826,416
     12.00%                             08/15/13        1,205         1,707,475
     9.25%                              02/15/16       13,855        20,391,207
     8.13%                              08/15/19        1,620         2,245,219
     6.25%(f)                           08/15/23       18,115        21,176,852
     6.75%                              08/15/26        6,710         8,344,516
     5.38%                              02/15/31        9,280         9,958,600
   U.S. Treasury Notes
     1.63%                           01/05-09/05       11,195        11,241,742
     2.38%                              08/15/06        3,035         3,077,086
     3.00%                              11/15/07        5,560         5,674,458
     3.13%(g)                           09/15/08        3,645         3,695,687
     4.00%                              11/15/12       10,390        10,513,381
     4.25%                              08/15/13       24,920        25,545,916
   U.S. Treasury Strip Notes
     5.96%(d)                           05/15/18       13,800         6,664,807
     5.89%(d)                           11/15/18       14,000         6,566,084
     5.30%(d)                           08/15/20        5,900         2,452,966
                                                                  -------------
TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $324,430,546)                                               334,977,760
                                                                  -------------
MORTGAGE PASS-THROUGHS -- 26.5%
   Federal Home Loan Mortgage Corp.
     Gold
     6.50%                           03/09-03/29        2,003         2,110,247
     6.00%                           11/12-10/33        6,104         6,355,287
     5.50%                           09/17-09/33       13,716        14,015,102
     5.00%                           10/18-10/33       13,400        13,496,880
     7.50%                           06/24-10/27          121           129,291
     7.00%                           04/29-04/32          218           230,539
   Federal National Mortgage Association
     9.50%                              03/01/05            1               842
     7.00%                           06/06-06/32        9,103         9,643,790
     6.50%                           03/13-10/33       48,553        50,601,575
     5.50%                           09/13-11/33       94,713        96,785,535
     5.00%                           10/18-10/33       35,900        36,665,375
     6.00%                           05/24-10/33       89,208        92,056,769
   Federal National Mortgage Association
     10 Year Balloon
     6.00%                              12/01/03           46            45,997
   Government National Mortgage
     Association
     8.50%                           01/10-11/21           69            76,630
     9.50%                           09/16-09/17           54            60,202
     9.00%                           03/18-08/20           19            21,867
     6.00%                           11/28-10/33        8,154         8,471,123
     6.50%                           07/29-07/32           31            32,293
     5.50%                              09/22/33          700           718,156
   Government National Mortgage
     Association II
     9.50%                              05/20/17            1             1,297


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)            VALUE
                                       ---------     --------      ------------

MORTGAGE PASS-THROUGHS (CONTINUED)
   MLCC Mortgage Investors, Inc.,
     Series 95-C2 (IO)
     10.40%(d)                          06/15/21     $ 24,085     $     543,026
                                                                  -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $326,502,320)                                               332,061,823
                                                                  -------------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 0.0%
   Federal National Mortgage Association,
     Series 99-17, Class JH (PO)
     4.26%(d)                           04/25/24          127           121,915
   Federal National Mortgage Association
     Strip Notes, Series 279, Class 1 (PO)
     4.55%(d)                           07/01/26          187           162,503
                                                                  -------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $157,520)                                                       284,418
                                                                  -------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 4.4%
   Bank of America Funding Corp.,
     Series 03-1, Class A1
     6.00%                              05/20/33        4,088         4,194,211
   Commercial Capital Access One,
     Series 98-3, Class A1
     6.30%                              11/15/28        3,364         3,602,149
   LB-UBS Commercial Mortgage Trust,
     Series 03-C7, Class A4
     4.93%(c)                           10/15/33        7,020         7,181,083
   Master Resecuritization Trust,
     Series 03-1
     5.00%                              03/28/32        9,817         9,620,666
   Master Resecuritization Trust,
     Series 03-3
     4.25%(c)                           07/28/33        7,500         7,246,875
   Morgan Stanley Capital Investments,
     Series 98-HF2, Class A2
     6.48%                              11/15/30        4,645         5,245,522
   Norwest Asset Securities Corp.,
     Series 98-27, Class A1
     6.25%                              11/25/13        1,224         1,224,285
   Residential Accredit Loans, Inc.,
     Series 99-QS8, Class A1
     6.50%                              06/25/14        4,343         4,481,008
   Salomon Brothers Mortgage Securities
     VII, Series 00-C1, Class A2
     7.52%                              12/18/09        5,565         6,590,573
   Summit Mortgage Trust, Series 00-1,
     Class B1
     6.07%(c)                           12/28/12        2,016         2,026,545
   Union Planters Mortgage Finance
     Corp., Series 98-1, Class A3
     6.60%                              01/25/28        1,895         1,903,882
   USGI, Series 87
     7.43%                              12/01/22          345           370,620
   Washington Mutual Mortgage Securities
     Corp., Series 02-MS12, Class A
     6.50%                              05/25/32        1,205         1,228,607
                                                                  -------------
TOTAL COMMERCIAL MORTGAGE
  BACKED SECURITIES
  (Cost $54,133,320)                                                 54,916,026
                                                                  -------------


                                                       PAR
                                        MATURITY      (000)            VALUE
                                       ---------     --------      ------------

PROJECT LOANS -- 1.7%
   Quabbin Valley Healthcare,
     Construction Loan Collateral
     7.66%                              06/01/39     $  1,009     $   1,087,392
   Whittier Rehab at Haverhill Project
     Loan
     7.60%                              12/01/39       10,960        12,318,544
   Whittier Rehab at Westborough
     Project Loan
     8.13%                              02/28/37        6,997         7,942,293
                                                                  -------------
TOTAL PROJECT LOANS
  (Cost $18,703,931)                                                 21,348,229
                                                                  -------------
ASSET BACKED SECURITIES -- 2.8%
   Citibank Credit Card Issuance Trust,
     Series 00, Class A3
     6.88%                              11/15/09        6,275         7,228,525
   Green Tree Financial Corp.,
     Series 96-7, Class A6
     7.65%                              10/15/27        6,565         6,891,589
   The Money Store Small Business
     Administration Loan-Backed
     Securities, Series 97-1, Class A
     1.90%(c)                           04/15/28        3,027         3,054,879
   Railcar Leasing LLC, Series 97-1,
     Class A1
     6.75%                              07/15/06        5,091         5,376,626
   Residential Funding Mortgage
     Securities I, Series 02-S6, Class A6
     6.00%                              04/25/17        3,805         3,840,665
   Residential Funding Mortgage
     Securities I, Series 02-S6, Class A7
     6.00%                              04/25/17        1,685         1,700,403
   Sears Credit Account Master Trust,
     Series 02-5, Class A
     1.50%(c)                           11/17/09        6,925         6,936,904
                                                                  -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $34,420,770)                                                 35,029,591
                                                                  -------------
CORPORATE BONDS -- 16.3%
AEROSPACE -- 0.5%
   General Dynamics Corp., Unsecured
     Notes
     4.50%                              08/15/10          500           515,365
   Lockheed Martin Corp., Debentures
     7.20%                              05/01/36        2,625         3,023,790
   Lockheed Martin Corp., Senior
     Debentures
     8.50%                              12/01/29          400           534,679
   Lockheed Martin Corp., Senior
     Unsecured Notes
     8.20%                              12/01/09           85           105,216
   Northrop Grumman Corp., Senior
     Unsecured Notes
     7.13%                              02/15/11          915         1,069,638
   Raytheon Co., Senior Unsecured Notes
     4.50%                              11/15/07          800           835,504
                                                                  -------------
                                                                      6,084,192
                                                                  -------------
AIR TRANSPORTATION -- 0.2%
   Continental Airlines, Inc., Pass
     Through Certificates
     7.06%                              03/15/11        2,045         2,018,088
                                                                  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)            VALUE
                                       ---------     --------      ------------

CORPORATE BONDS (CONTINUED)
BANKS -- 1.2%
   Bank of America Corp., Senior
     Unsecured Notes
     4.88%                              09/15/12     $  1,050     $   1,070,706
   Bank of America Corp., Subordinated
     Notes
     7.80%(f)                           02/15/10        1,190         1,429,480
     7.40%                              01/15/11          400           475,152
   BankBoston NA, Subordinated Notes
     7.00%                              09/15/07        1,500         1,724,640
   HSBC Holdings PLC, Subordinated
     Notes
     5.25%                              12/12/12          750           778,560
   International Finance Corp., Senior
     Unsecured Notes
     7.13%                              04/06/05        3,875         4,194,819
   J.P. Morgan Chase & Co., Senior
     Unsecured Notes
     5.25%                              05/30/07          400           432,920
     3.63%(e)                           05/01/08        1,630         1,649,583
   J.P. Morgan Chase & Co., Subordinated Notes
     6.75%                              02/01/11        1,280         1,461,133
   Royal Bank of Scotland Group PLC
     Capital Trust
     6.80%                              12/31/49        1,000         1,007,043
   U.S. Bancorp, Senior Unsecured Notes
     3.95%                              08/23/07          335           347,938
   Westpac Capital Trust III, Subordinated
     Notes
     5.82%(c)(h)                        12/31/49          600           622,026
                                                                  -------------
                                                                     15,194,000
                                                                  -------------
BEVERAGES & BOTTLING -- 0.0%
   Cadbury Schweppes PLC, Unsecured
     Notes
     5.13%(h)                           10/01/13          530           534,929
                                                                  -------------
BROADCASTING -- 0.1%
   News America, Inc., Senior Debentures
     7.63%                              11/30/28          575           671,409
                                                                  -------------
CHEMICALS -- 0.2%
   Dow Chemical Co., Debentures
     7.38%                              11/01/29        1,360         1,514,482
   Dow Chemical Co., Senior Unsecured
     Notes
     6.13%                              02/01/11        1,420         1,516,540
                                                                  -------------
                                                                      3,031,022
                                                                  -------------
ENERGY & UTILITIES -- 1.1%
   Centerpoint Energy Houston Electric
     LLC, General & Refunding Mortgage
     Bonds
     6.95%(h)                           03/15/33          410           454,957
   Dominion Resources, Inc., Senior
     Notes
     6.75%                              12/15/32          685           731,861
   DTE Energy Co., Senior Secured Notes
     6.13%                              10/01/10          875           968,170
   FirstEnergy Corp., Senior Unsecured
     Notes
     7.38%                              11/15/31          400           408,968
   Florida Power Corp., First Mortgage
     Bonds
     6.65%                              07/15/11        2,000         2,304,738


                                                       PAR
                                        MATURITY      (000)            VALUE
                                       ---------     --------      ------------

CORPORATE BONDS (CONTINUED)
ENERGY & UTILITIES (CONTINUED)
   Oncor Electric Delivery Co., Senior
     Secured Notes
     6.38%(h)                           01/15/15     $    500     $     549,600
     7.25%(h)                           01/15/33          325           370,305
   Pinnacle One Partners, Unsecured
     Notes
     8.83%(h)                           08/15/04        1,770         1,805,400
   WPD Holdings, Senior Notes
     6.75%(h)                           12/15/04        6,500         6,762,145
                                                                  -------------
                                                                     14,356,144
                                                                  -------------
ENTERTAINMENT & LEISURE -- 0.3%
   AOL Time Warner, Inc., Senior
     Debentures
     9.15%                              02/01/23          210           267,775
     8.38%                              03/15/23        1,270         1,570,125
     7.57%                              02/01/24           85            95,510
     6.63%                              05/15/29        1,600         1,627,253
     7.63%                              04/15/31          500           568,338
                                                                  -------------
                                                                      4,129,001
                                                                  -------------
FINANCE -- 5.8%
   AID-Israel, Unsecured Notes
     5.50%                              09/18/23        5,000         5,173,900
   Ameritech Capital Funding Corp.,
     Senior Debentures
     6.45%                              01/15/18          495           570,569
   ASIF Global Finance, Unsecured
     Notes
     3.85%(h)                           11/26/07        4,680         4,813,240
   The Bear Stearns Cos., Inc.,
     Unsecured Notes
     2.88%                              07/02/08        2,335         2,287,207
   CA Preferred Fund Trust, Notes
     7.00%                              12/31/49          800           816,840
   Citigroup, Inc., Senior Unsecured
     Notes
     5.75%                              05/10/06        3,385         3,683,364
   Citigroup, Inc., Subordinated Notes
     7.25%                              10/01/10        1,663         1,969,789
     5.88%                              02/22/33        2,280         2,311,168
   Citigroup, Inc., Unsecured Notes
     6.88%                              06/01/25          685           774,427
   Credit Suisse First Boston USA, Inc.,
     Senior Unsecured Notes
     6.13%                              11/15/11        3,380         3,702,570
   Devon Financing Corp., Senior
     Unsecured Notes
     7.88%                              09/30/31          370           453,007
   Ford Motor Credit Co., Senior
     Unsecured Notes
     7.38%                              10/28/09        2,540         2,707,394
   General Electric Capital Corp., Senior
     Unsecured Notes
     5.35%                              03/30/06        1,535         1,652,366
     6.13%                              02/22/11        3,230         3,585,878
     5.88%                              02/15/12        3,340         3,629,601
     6.00%                              06/15/12        1,125         1,233,135
   General Electric Capital Corp.,
     Unsecured Notes
     3.50%                              08/15/07        1,550         1,583,061


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)            VALUE
                                       ---------     --------      ------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
   General Motors Acceptance Corp.,
     Senior Unsecured Notes
     7.75%                              01/19/10     $    665     $     731,836
     7.25%                              03/02/11        3,265         3,457,971
     6.88%                              09/15/11          615           637,085
   The Goldman Sachs Group, Inc.,
     Senior Notes
     6.13%                              02/15/33          680           690,892
   The Goldman Sachs Group, Inc.,
     Senior Unsecured Notes
     7.35%                              10/01/09          415           488,657
     6.88%                              01/15/11        1,525         1,749,373
     6.60%                              01/15/12          530           599,855
   Household Finance Corp., Notes
     6.38%                              11/27/12        1,900         2,109,950
   Household Finance Corp., Senior
     Unsecured Notes
     6.75%                              05/15/11        1,300         1,482,659
     6.38%                              10/15/11          510           567,039
     7.00%                              05/15/12        1,125         1,298,026
     7.63%                              05/17/32          550           665,632
   Household Finance Corp., Unsecured
     Notes
     4.75%                              07/15/13        1,120         1,106,960
   Larwin Group - Participation in Asset
     Exchange
     8.00%(b)(i)(j)(k)                  12/01/09            1               603
   Lehman Brothers Holdings, Inc.,
     Senior Unsecured Notes
     6.25%                              05/15/06        1,210         1,332,912
     7.00%                              02/01/08          645           737,260
   Morgan Stanley, Senior Unsecured Notes
     6.10%                              04/15/06          650           709,978
     5.80%                              04/01/07        1,000         1,102,220
     6.75%                              04/15/11        1,280         1,462,422
   Prudential Financial, Inc., Unsecured
     Notes
     5.75%                              07/15/33          645           614,195
   Qwest Capital Funding, Inc., Senior
     Unsecured Notes
     7.90%                              08/15/10          570           524,400
   Riggs Capital Trust, Capital Securities
     8.63%                              12/31/26          400           372,952
   Riggs Capital Trust II Preferred
     Securities, Series C, Capital
     Securities
     8.88%(h)                           03/15/27        2,000         1,911,700
   SLM Corp., Senior Unsecured Notes
     1.33%(c)                           07/25/07        2,140         2,141,626
     3.63%                              03/17/08          375           379,875
   Sun Life of Canada Capital Trust,
     Capital Securities
     8.53%(h)                           05/29/49        2,700         3,124,607
   Verizon Global Funding Corp., Senior
     Unsecured Notes
     7.75%                              12/01/30        1,190         1,429,435
                                                                  -------------
                                                                     72,377,636
                                                                  -------------
FOOD & AGRICULTURE -- 0.6%
   General Mills, Inc., Senior Unsecured
     Notes
     5.13%                              02/15/07          925           994,856
     6.00%                              02/15/12          195           213,724


                                                       PAR
                                        MATURITY      (000)            VALUE
                                       ---------     --------      ------------

CORPORATE BONDS (CONTINUED)
FOOD & AGRICULTURE (CONTINUED)
   Kellogg Co., Senior Unsecured Notes
     6.60%                              04/01/11     $    970     $   1,107,910
   Kraft Foods, Inc., Senior Unsecured
     Notes
     5.25%                              06/01/07        1,065         1,138,879
     5.63%                              11/01/11        4,070         4,289,690
                                                                  -------------
                                                                      7,745,059
                                                                  -------------
INSURANCE -- 0.3%
   Fund American Cos., Inc., Senior
     Notes
     5.88%                              05/15/13          600           610,540
   Massachusetts Mutual Life Insurance
     Co., Notes
     5.63%(e)(h)                        05/15/33          800           776,418
   Pacific Life Corp., Senior Notes
     6.60%(h)                           09/15/33          525           557,319
   Prudential Insurance Co. of America,
     Notes
     6.38%(h)                           07/23/06        1,300         1,437,826
                                                                  -------------
                                                                      3,382,103
                                                                  -------------
MANUFACTURING -- 0.1%
   General Electric Co., Senior Notes
     5.00%                              02/01/13          600           615,102
                                                                  -------------
MOTOR VEHICLES -- 0.5%
   DaimlerChrysler AG, Senior
     Debentures
     7.45%                              03/01/27        1,355         1,410,208
   DaimlerChrysler North America
     Holding Corp., Notes
     4.75%                              01/15/08        1,665         1,702,945
   DaimlerChrysler North America
     Holding Corp., Unsecured Notes
     4.05%                              06/04/08        3,275         3,265,584
   General Motors Corp., Senior
     Unsecured Notes
     8.38%(e)                           07/15/33          205           215,361
                                                                  -------------
                                                                      6,594,098
                                                                  -------------
OIL & GAS -- 1.3%
   Anadarko Petroleum Corp., Senior
     Unsecured Notes
     5.38%                              03/01/07        1,000         1,082,110
   Conoco, Inc., Senior Unsecured Notes
     5.90%                              04/15/04        2,900         2,971,282
     6.95%                              04/15/29        2,300         2,650,042
   ConocoPhillips, Notes
     5.90%                              10/15/32          620           630,639
   Consolidated Natural Gas Co., Senior
     Unsecured Notes
     5.38%                              11/01/06        1,850         2,014,002
   Devon Energy Corp., Senior
     Debentures
     7.95%                              04/15/32          160           197,749
   Kinder Morgan Energy Partners LP,
     Senior Debentures
     7.25%                              03/01/28        3,220         3,612,225
   Michigan Consolidated Gas Co.,
     Senior Notes
     6.13%                              09/01/08        1,675         1,856,436


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)            VALUE
                                       ---------     --------      ------------

CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
   Texas Eastern Transmission LP, Senior
     Unsecured Notes
     7.00%                              07/15/32     $    520     $     576,415
   Valero Energy Corp., Senior Unsecured
     Notes
     7.50%                              04/15/32          625           696,341
                                                                  -------------
                                                                     16,287,241
                                                                  -------------
PAPER & FOREST PRODUCTS -- 0.1%
   Weyerhaeuser Co., Debentures
     6.95%                              10/01/27          935           986,098
   Weyerhaeuser Co., Senior Unsecured
     Notes
     6.88%                              12/15/33          470           494,114
                                                                  -------------
                                                                      1,480,212
                                                                  -------------
REAL ESTATE -- 0.3%
   Camp Pendelton & Quantico LLC,
     Military Housing Revenue Bonds,
     Series 03A
     5.94%(h)                           10/01/43          600           609,153
   EOP Operating LP, Senior Unsecured
     Notes
     7.88%                              07/15/31          460           541,449
   ERP Operating LP, Unsecured Notes
     5.20%                              04/01/13        2,975         3,075,526
                                                                  -------------
                                                                      4,226,128
                                                                  -------------
RETAIL MERCHANDISING -- 0.6%
   Kroger Co., Senior Unsecured Notes
     7.70%                              06/01/29          625           744,571
     7.50%                              04/01/31           50            58,995
   Sears Roebuck Acceptance Corp.,
     Senior Unsecured Notes
     7.00%                           02/11-06/32          755           853,581
     6.70%                              04/15/12        1,466         1,662,774
   Wal-Mart Stores, Inc., Unsecured Notes
     3.38%                              10/01/08        4,070         4,094,060
                                                                  -------------
                                                                      7,413,981
                                                                  -------------
TELECOMMUNICATIONS -- 1.3%
   Comcast Cable Communications Corp.,
     Senior Notes
     8.88%                              05/01/17          145           189,837
   Comcast Cable Communications Corp.,
     Senior Unsecured Notes
     6.38%                              01/30/06          413           448,093
     7.05%(e)                           03/15/33        1,025         1,123,372
   Continental Cablevision, Inc., Senior
     Notes
     8.30%                              05/15/06        2,640         2,984,760
   New England Telephone & Telegraph
     Co., Debentures
     7.88%                              11/15/29          200           244,769
   TCI Communications, Inc., Senior
     Debentures
     7.88%                              02/15/26          825           976,303
   TCI Communications, Inc., Senior
     Notes
     7.13%                              02/15/28          620           680,153
   Verizon Pennsylvania, Inc., Debentures
     5.65%                              11/15/11        5,005         5,358,224


                                                       PAR
                                        MATURITY      (000)            VALUE
                                       ---------     --------      ------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
   Vodafone Group PLC, Notes
     6.25%                              11/30/32     $    660     $     680,954
   Vodafone Group PLC, Senior
     Unsecured Notes
     7.88%                              02/15/30          660           813,901
   WorldCom, Inc., Senior Unsecured
     Notes
     7.38%(b)(e)(h)(i)                  01/15/06        3,260         1,075,800
     8.00%(b)(e)(h)(i)                  05/15/06          220            72,600
     7.50%(b)(e)(i)                     05/15/11          575           189,750
     8.25%(b)(e)(i)                     05/15/31        2,470           815,100
                                                                  -------------
                                                                     15,653,616
                                                                  -------------
TRANSPORTATION -- 0.5%
   Burlington Northern & Santa Fe
     Railroad Co., Pass-Through
     Certificates
     8.25%                              01/15/21        1,256         1,588,254
   Federal Express Corp., Pass-Through
     Certificates
     6.72%                              01/15/22        2,687         3,029,661
   Norfolk Southern Corp., Senior Notes
     7.05%                              05/01/37        1,400         1,589,605
                                                                  -------------
                                                                      6,207,520
                                                                  -------------
YANKEE -- 1.3%
   British Telecommunications Group
     PLC, Senior Unsecured Notes
     8.88%                              12/15/30          945         1,238,876
   Canadian National Railway Co.,
     Senior Notes
     6.90%(e)                           07/15/28          770           870,945
   Deutsche Telekom International
     Finance BV, Senior Unsecured
     Notes
     8.50%                              06/15/10          325           397,924
   Lloyds TSB Bank PLC, Subordinated
     Notes
     6.90%                              11/29/49        2,000         2,029,644
   Pemex Finance Ltd., Senior Unsecured
     Notes
     9.14%                              08/15/04        1,620         1,670,625
     9.03%                              02/15/11        3,505         4,143,856
   Province of Quebec, Debentures
     7.50%                              07/15/23          715           880,389
   Province of Quebec, Unsecured Notes
     7.38%                              04/09/26          625           767,858
   Tyco International Group SA, Senior
     Unsecured Notes
     5.88%                              11/01/04          600           615,000
     6.38%                              02/15/06          808           842,340
     5.80%                              08/01/06        2,399         2,470,970
                                                                  -------------
                                                                     15,928,427
                                                                  -------------
TOTAL CORPORATE BONDS
  (Cost $198,986,571)                                               203,929,908
                                                                  -------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONCLUDED)

                                                 PAR/SHARES(L)
AS OF SEPTEMBER 30, 2003                MATURITY     (000)           VALUE
                                       ---------    --------     --------------


FOREIGN BONDS -- 4.2%
   Bundesobligation (Germany)
     4.50%                              08/17/07    $ 21,185     $   26,053,401
   French Treasury Notes
     3.50%                              01/12/08      10,155         12,029,305
   Kingdom of Sweden
     8.00%                              08/15/07      46,470          6,941,544
     5.00%                              01/28/09      54,105          7,344,191
                                                                 --------------
TOTAL FOREIGN BONDS
  (Cost $49,040,380)                                                 52,368,441
                                                                 --------------
TAXABLE MUNICIPAL BONDS -- 2.3%
   California Department of Water
     Resources Revenue Bonds,
     Series 02, Class E
     3.98%                              05/01/05       1,825          1,862,668
   Illinois State Pension Funding General
     Obligation Bonds, Series 03
     5.10%                              06/01/33      11,000         10,237,480
   Los Angeles County Pension
     Obligation Revenue Bonds,
     Series 95, Class D
     6.97%                              06/30/08       7,355          8,586,595
   New Jersey Economic Development
     Authority State Pension Funding
     Zero Coupon Revenue Bonds,
     Series 97, Class B
     7.51%(d)                        02/16-02/17       2,175          1,052,316
     7.21%(d)                           02/15/18      14,500          6,245,150
     7.48%(d)                        02/20-02/22       1,600            559,927
     7.47%(d)                           02/15/23         225             67,936
                                                                 --------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $26,774,647)                                                 28,612,072
                                                                 --------------
SHORT TERM INVESTMENTS -- 15.1%
   Federal Home Loan Bank, Discount
     Notes
     0.75%                              10/01/03      70,100         70,100,000
   Federal National Mortgage Association,
     Discount Notes
     1.02%                              10/01/03      15,000         15,000,000
     1.00%                              10/06/03      90,258         90,245,464
   Natexis Banques International,
     Certificate of Deposit
     1.22%(m)                           10/10/03       1,774          1,773,978
   Royal Bank of Canada, Time Deposit
     1.16%(m)                           10/01/03       1,244          1,243,644
   Southtrust Bank, Time Deposit
     1.13%(m)                           10/01/03          73             73,459
   Galileo Money Market Fund                           7,414          7,414,261
   Institutional Money Market Trust(m)                 3,621          3,620,689
                                                                 --------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $189,471,495)                                               189,471,495
                                                                 --------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $1,222,621,500(a))                                       $1,252,999,763
                                                                 ==============


                                                    NUMBER OF
                                                    CONTRACTS        VALUE
                                                    ---------    --------------

OPTIONS -- (0.2%)
PUT OPTIONS WRITTEN -- (0.0%)
   December 10 year U.S. Treasury
     futures, Strike Price 107,
     Expires 11/22/03                                   (108)    $      (13,500)

PUT SWAPTIONS WRITTEN -- (0.2%)
   Union Bank of Switzerland,
     Strike Price 5.75,
     Expires 09/23/05                                 (9,100)(n)     (1,697,150)
                                                                 --------------

TOTAL OPTIONS
  (Premiums received $2,100,563)                                 $   (1,710,650)
                                                                 ==============

---------------
(a) Cost for Federal income tax purposes is $1,224,297,867. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation          $35,082,627
           Gross unrealized depreciation           (6,380,731)
                                                  -----------
                                                  $28,701,896
                                                  ===========
(b) Non-income producing security.
(c) Rates shown are the rates as of September 30, 2003.
(d) Rates shown are the effective yields as of September 30, 2003.
(e) Total or partial securities on loan.
(f) Securities, or a portion thereof, pledged as collateral with a value of $3,664,253 on 258 short U.S. Treasury Bonds futures contracts, 2,105 short U.S. Treasury Notes futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $268,649,438, with an unrealized loss of $9,525,667.
(g) Securities, or a portion thereof, subject to financing transactions.
(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the Fund held 2.6% of its net assets, with a current market value of $25,478,025 in securities restricted as to resale.
(i) Security in default.
(j) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(k) Security is illiquid.
(l) In local currency.
(m) Security purchased with the cash proceeds from securities loaned.
(n) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                            MANAGED INCOME PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $1,222,621,500) - including $6,380,465
     of securities loaned (Note A) ................................................     $1,252,999,763
   Cash denominated in foreign currencies (Cost $7,569) ...........................              7,990
   Interest receivable ............................................................          9,233,637
   Interest receivable on interest rate swaps .....................................             70,269
   Investments sold receivable ....................................................        156,613,573
   Capital shares sold receivable .................................................          1,075,913
   Prepaid expenses ...............................................................             48,112
   Unrealized appreciation on forward foreign currency contracts ..................          1,919,022
   Unrealized appreciation on interest rate swaps .................................          9,099,813
   Futures margin receivable ......................................................             14,148
                                                                                        --------------
          TOTAL ASSETS ............................................................      1,431,082,240
                                                                                        --------------

LIABILITIES
   Payable upon return of securities loaned .......................................          6,711,770
   Investments purchased payable ..................................................        428,186,769
   Capital shares redeemed payable ................................................          1,453,207
   Distributions payable ..........................................................          4,123,924
   Advisory fees payable ..........................................................            262,099
   Administrative fees payable ....................................................            170,004
   Transfer agent fees payable ....................................................             28,001
   Other accrued expenses payable .................................................            158,972
   Interest payable for interest rate swaps .......................................              3,977
   Payable for financing transactions .............................................         17,255,834
   Options written, at fair value (premiums received $121,313) ....................             13,500
   Swaptions written, at fair value (premiums received $1,979,250) ................          1,697,150
   Futures margin payable .........................................................          2,368,250
   Unrealized depreciation on forward foreign currency contracts ..................          3,397,117
   Unrealized depreciation on interest rate swaps .................................          1,405,090
                                                                                        --------------
          TOTAL LIABILITIES .......................................................        467,235,664
                                                                                        --------------

NET ASSETS (Applicable to 75,014,159 Institutional shares, 8,547,180
   Service shares, 4,615,591 Investor A shares, 964,883 Investor B
   shares and 70,816 Investor C shares outstanding) ...............................     $  963,846,576
                                                                                        ==============
NET ASSET VALUE AND REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE AND INVESTOR A SHARE
   ($952,658,127 / 88,176,930) ....................................................             $10.80
                                                                                                ======

OFFERING PRICE PER INSTITUTIONAL AND SERVICE SHARE ................................             $10.80
                                                                                                ======

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.80 / 0.955) ......................             $11.31
                                                                                                ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($10,425,241 / 964,883) ...................................             $10.80
                                                                                                ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($763,208 / 70,816) .......................................             $10.78
                                                                                                ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                          INTERNATIONAL BOND PORTFOLIO

                                                     PAR(d)
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

FOREIGN BONDS -- 75.2%
AUSTRALIA -- 0.9%
   Commonwealth of Australia
     6.50%                              05/15/13     $  2,740      $  2,017,990

AUSTRIA -- 3.8%
   Kommunalkredit AG
     4.50%                              09/10/13          925         1,104,032
   Republic of Austria
     3.90%                              10/20/05        5,850         7,025,587
                                                                   ------------
                                                                      8,129,619
                                                                   ------------
BELGIUM -- 2.4%
   Belgium Kingdom
     3.75%                              03/28/09        4,250         5,039,915
                                                                   ------------
CANADA -- 6.6%
   Canada Housing Trust, Unsecured
     Notes
     4.40%                              03/15/08        4,165         3,164,078
   Government of Canada
     6.00%                              06/01/11        3,027         2,482,685
     5.25%                              06/01/13        5,900         4,603,841
   Province of Manitoba
     3.42%(b)                           06/02/08        5,250         3,908,730
                                                                   ------------
                                                                     14,159,334
                                                                   ------------
DENMARK -- 5.0%
   Byggereits Realkredit
     5.00%                              10/01/35        8,600         1,303,580
   Kingdom of Denmark
     5.00%                              08/15/05       21,095         3,459,949
     6.00%                              11/15/09       12,220         2,166,027
   Realkredit Danmark
     5.00%                              10/01/35        8,836         1,338,933
   Totalkredit
     5.00%                           10/25-10/35       11,825         1,836,232
     6.00%                              07/01/29           61             9,867
   Unikredit Realkredit
     6.00%                              10/01/32        3,210           515,204
                                                                   ------------
                                                                     10,629,792
                                                                   ------------
FINLAND -- 2.3%
   Finnish Government Bonds
     3.00%                              07/04/08        4,300         4,973,819
                                                                   ------------
FRANCE -- 4.9%
   French Treasury Notes
     3.50%                              01/12/08        1,460         1,729,472
     3.00%                              07/12/08        4,300         4,968,310
   Government of France
     5.50%                              04/25/07        2,910         3,687,672
                                                                   ------------
                                                                     10,385,454
                                                                   ------------
GERMANY -- 16.4%
   Bundesobligation
     5.00%                              08/19/05        3,265         3,988,190
     4.50%                              08/17/07        7,635         9,389,441
   Bundesrepublic Deutschland
     5.38%                              01/04/10          675           868,531
     5.25%                              01/04/11        2,015         2,579,467
     5.00%                              07/04/12        1,760         2,216,694
     6.25%                              01/04/24        7,170        10,029,316
     5.50%                              01/04/31        1,920         2,467,735
   Deutsche Telekom International
     Finance
     8.13%                              05/29/12          445           636,899


                                                     PAR(d)
                                        MATURITY      (000)           VALUE
                                        --------     --------     --------------

FOREIGN BONDS (CONTINUED)
GERMANY (CONTINUED)
   Kredit Fuer Wiederaufbau
     5.00%                              07/04/11     $  1,455      $  1,826,854
   LB Baden-Wuerttemberg
     5.13%                              05/30/07          875           946,448
                                                                   ------------
                                                                     34,949,575
                                                                   ------------
GREECE -- 1.9%
   Hellenic Republic
     5.90%                              10/22/22        3,095         4,077,528
                                                                   ------------
IRELAND -- 2.7%
   Irish Treasury Notes
     3.25%                              04/18/09        5,000         5,794,922
                                                                   ------------
ISRAEL -- 0.1%
   The Israel Electric Corp. Ltd., Senior
     Unsecured Notes
     8.25%                              10/15/09          245           280,790
                                                                   ------------
ITALY -- 0.9%
   Buoni Poliennalli Del Tesoro (TIP)
     1.65%                              09/15/08        1,543         1,816,348
                                                                   ------------
JAPAN -- 7.4%
   Citigroup, Inc., Unsecured Bonds
     2.24%                              12/09/22      200,000         1,758,578
   Development Bank of Japan
     1.40%                              06/20/12      521,000         4,699,149
     1.70%                              09/20/22      170,000         1,475,151
   Japan Finance Corp.
     6.00%                              05/07/09          640           714,700
     1.55%                              02/21/12      785,000         7,162,708
                                                                   ------------
                                                                     15,810,286
                                                                   ------------
NETHERLANDS -- 2.5%
   Netherlands Government Bonds
     4.00%                              07/15/05        4,465         5,354,828
                                                                   ------------
SINGAPORE -- 1.0%
   Singapore Government Bonds
     4.63%                              07/01/10        3,225         2,055,521
                                                                   ------------
SOUTH AFRICA -- 1.0%
   Republic of South Africa
    13.00%                              08/31/10       12,740         2,182,529
                                                                   ------------
SPAIN -- 3.3%
   Kingdom of Spain
     5.00%                              07/30/12        4,155         5,227,064
     4.20%                              07/30/13        1,520         1,789,005
                                                                   ------------
                                                                      7,016,069
                                                                   ------------
SWEDEN -- 6.5%
   AB Spintab
     6.00%                              04/20/09        7,100           991,590
   Government of Sweden
     8.00%                              08/15/07       11,875         1,774,480
   Kingdom of Sweden
     3.50%                              04/20/06       38,795         5,040,030
     5.00%                              01/28/09          180            24,433
   Statens Bostadsfinansier
     5.50%                              12/17/08       45,000         6,126,316
                                                                   ------------
                                                                     13,956,849
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                    INTERNATIONAL BOND PORTFOLIO (CONCLUDED)

                                                      PAR(d)
AS OF SEPTEMBER 30, 2003                MATURITY       (000)          VALUE
                                        --------     --------      ------------

FOREIGN BONDS (CONTINUED)
UNITED KINGDOM -- 5.6%
   General Electric Capital Corp.
     6.50%                              11/26/04     $     90      $    153,466
   United Kingdom Treasury Notes
     7.25%                              12/07/07        3,300         6,098,172
     5.75%                              12/07/09        1,880         3,348,641
     5.00%                              03/07/12          700         1,201,676
     6.00%                              12/07/28          615         1,225,366
                                                                   ------------
                                                                     12,027,321
                                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $147,204,960)                                               160,658,489
                                                                   ------------
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 4.8%
   Federal Home Loan Mortgage Corp.,
     Unsecured Notes
     4.50%                              01/15/13        1,690         1,709,696
   Federal National Mortgage
     Association, Unsecured Notes
     7.13%                              06/15/10        3,325         3,982,595
   U.S. Treasury Bonds
     8.00%                              11/15/21          750         1,040,273
     6.00%                              02/15/26          370           421,757
     5.38%                              02/15/31        2,210         2,371,606
   U.S. Treasury Notes
     3.25%                           08/08-09/08          825           837,863
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $10,283,162)                                                 10,363,790
                                                                   ------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES -- 0.4%
   Morgan Stanley Capital Investments,
     Series 99-FNV1, Class A2
     6.53%
   (Cost $760,194)                      03/15/31          685           772,510
                                                                   ------------
ASSET BACKED SECURITIES -- 3.5%
   Citibank Credit Card Issuance Trust,
     Series 03-A6, Class A6
     2.90%                              05/17/10        1,375         1,358,457
   Student Loan Marketing Association
     Student Loan Trust, Series 99-3,
     Class A2
     1.27%(b)                           07/25/12        1,500         1,501,407
   Student Loan Marketing Association
     Student Loan Trust, Series 03-7
     5.15%                              09/15/39        1,280         2,144,908
   Toyota Auto Receivables Owner Trust,
     Series 00-B, Class A4
     6.80%(c)                           04/15/07        2,427         2,458,282
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $7,485,514)                                                   7,463,054
                                                                   ------------


                                                       PAR
                                        MATURITY      (000)            VALUE
                                        --------     --------      ------------

CORPORATE BONDS -- 0.6%
   General Motors Acceptance Corp.,
     Unsecured Notes
     6.38%                              12/07/07     $    640      $  1,060,831
   United Mexican States, Senior
     Unsecured Notes
     8.38%                              01/14/11          273           325,552
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $1,328,067)                                                   1,386,383
                                                                   ------------
TAXABLE MUNICIPAL BONDS -- 0.4%
   Illinois State Pension Funding General
     Obligation Bonds, Series 03
     5.10%
   (Cost $950,000)                      06/01/33          950           884,146
                                                                   ------------
SHORT TERM INVESTMENTS -- 15.1%
   Federal Home Loan Bank,
     Discount Notes
     1.01%                              10/08/03        8,950         8,948,251
   Student Loan Marketing Association,
     Discount Notes
     1.00%                              10/01/03       23,300        23,300,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $32,248,251)                                                 32,248,251
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $200,260,148(a))                                           $213,776,623
                                                                   ============

---------------
(a) Cost for Federal income tax purposes is $200,679,901. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation          $14,251,244
           Gross unrealized depreciation           (1,154,522)
                                                  -----------
                                                  $13,096,722
                                                  ===========
(b) Rates shown are the rates as of September 30, 2003.

(c) Securities, or a portion thereof, pledged as collateral with a value of $425,327 on 340 short U.S. Treasury Notes futures contracts, 22 long U.S. Treasury Bonds futures contracts, 27 long Euro Bobl futures contracts, 48 long Euro Bond future contracts, 24 long Japan Government Bonds futures contracts, 100 long Globex Japanese Yen future contracts expiring December 2003. The value of such contracts on September 30, 2003 was $88,533,636, with an unrealized loss of $1,062,663.

(d) In local currency.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                          INTERNATIONAL BOND PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $200,260,148) .......................................      $213,776,623
   Cash denominated in foreign currencies (Cost $3,203,098) .......................         3,262,685
   Cash ...........................................................................            72,644
   Interest receivable ............................................................         2,982,263
   Investments sold receivable ....................................................         1,781,926
   Capital shares sold receivable .................................................           912,973
   Prepaid expenses ...............................................................            26,741
   Unrealized appreciation on forward foreign currency contracts ..................         5,537,422
   Unrealized appreciation on foreign currency spot contracts .....................             4,361
   Futures margin receivable ......................................................            77,719
                                                                                         ------------
          TOTAL ASSETS ............................................................       228,435,357
                                                                                         ------------

LIABILITIES
   Investments purchased payable ..................................................         5,539,180
   Capital shares redeemed payable ................................................           785,574
   Distributions payable ..........................................................           590,286
   Advisory fees payable ..........................................................            93,498
   Administrative fees payable ....................................................            39,081
   Transfer agent fees payable ....................................................            12,077
   Other accrued expenses payable .................................................            90,885
   Futures margin payable .........................................................           390,861
   Futures sold payable ...........................................................               102
   Unrealized depreciation on forward foreign currency contracts ..................         2,586,555
                                                                                         ------------
          TOTAL LIABILITIES .......................................................        10,128,099
                                                                                         ------------

NET ASSETS (Applicable to 5,785,646 Institutional shares,
   4,386,691 Service shares, 6,757,312 Investor A shares,
   1,181,816 Investor B shares and 1,601,919 Investor C shares
   outstanding) ...................................................................      $218,307,258
                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($64,037,424 / 5,785,646) ......................................................            $11.07
                                                                                               ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SERVICE SHARE
   ($48,584,301 / 4,386,691) ......................................................            $11.08
                                                                                               ======

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
   ($74,821,070 / 6,757,312) ......................................................            $11.07
                                                                                               ======

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($11.07 / 0.950) ......................            $11.65
                                                                                               ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($13,087,451 / 1,181,816) .................................            $11.07
                                                                                               ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($17,777,012 / 1,601,919)                                              $11.10
                                                                                               ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                            HIGH YIELD BOND PORTFOLIO

                                                      NUMBER
AS OF SEPTEMBER 30, 2003                             OF SHARES         VALUE
                                                     ---------     ------------

COMMON STOCKS -- 1.0%
   HCI Direct, Inc., Class A(j)                       242,857      $  4,177,140
   Mattress Discounters Corp.(j)                       12,494           113,071
   Spectrasite, Inc.(b)                                55,312         1,700,844
   Ubiquitel, Inc.(b)                                  50,000            77,500
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $6,740,140)                                                   6,068,555
                                                                   ------------
PREFERRED STOCKS -- 0.8%
   Adelphia Business Solutions, Inc.,
     Series B(h)                                        2,200             1,100
   Comcast Corp.                                       65,000         2,015,000
   Communication & Power Industries
     Holding Corp., Series B                           39,639         2,774,730
   Knology, Inc.(b)(f)                                132,716           132,716
                                                                   ------------
TOTAL PREFERRED STOCKS
  (Cost $7,196,810)                                                   4,923,546
                                                                   ------------
WARRANTS -- 0.0%
   DIVA Systems Corp. (expiring
     03/01/08)(b)(f)                                    4,500                 5
   Mattress Discounters Co.
     (expiring 07/15/07)(b)(f)                          1,500             1,500
   PF Net Communications, Inc.
     (expiring 05/15/10)(b)(f)                          1,000                 0
   Ubiquitel, Inc. (expiring 04/15/10)(b)(f)           30,000                 0
                                                                   ------------
TOTAL WARRANTS
  (Cost $352,295)                                                         1,505
                                                                   ------------


                                                       PAR
                                        MATURITY      (000)
                                        --------     --------
ASSET BACKED SECURITIES -- 1.0%
   Continental Airlines, Inc., Series 974B
     6.90%                              01/02/17     $  2,568         1,848,623
   Credit Suisse Asset Management
     Funding Corp., Subordinated
     Bonds, Series 2A, Class D1
     12.78%(f)                          10/15/16        1,500         1,500,000
   Midland Funding Corp. II, Secured
     Lease Obligation Bonds, Series B
     13.25%                             07/23/06        2,200         2,563,000
                                                                   ------------

TOTAL ASSET BACKED SECURITIES
  (Cost $5,745,653)                                                   5,911,623
                                                                   ------------
CORPORATE BONDS -- 85.7%
AEROSPACE -- 2.2%
   Condor Systems, Inc., Senior
     Subordinated Notes, Series B
     11.88%(b)(i)                       05/01/09        1,500           525,000
   Dunlop Standard Aerospace Holdings
     PLC, Senior Unsecured Notes
     11.88%                             05/15/09        3,855         4,163,400
   Esterline Technologies Corp., Senior
     Subordinated Notes
     7.75%(f)                           06/15/13        2,875         3,047,500
   Gencorp, Inc., Senior Subordinated
     Notes
     9.50%(d)(f)                        08/15/13        2,500         2,550,000
   The Titan Corp., Senior Subordinated
     Notes
     8.00%(f)                           05/15/11        2,525         2,941,625
                                                                   ------------
                                                                     13,227,525
                                                                   ------------

                                                       PAR
                                        MATURITY      (000)            VALUE
                                        --------     --------      ------------
CORPORATE BONDS (CONTINUED)
AIR TRANSPORTATION -- 1.1%
   American Airlines, Inc., Pass-Through
     Certificates, Series 99-1
     7.32%                              10/15/09     $  3,660      $  2,708,400
   Continental Airlines, Inc.,
     Pass-Through Certificates,
     Series 99-1B
     6.80%                              08/02/18        3,194         2,618,977
   Northwest Airlines, Inc., Pass-Through
     Certificates, Series 99-2B
     7.95%                              03/01/15        1,839         1,470,898
                                                                   ------------
                                                                      6,798,275
                                                                   ------------
BROADCASTING -- 5.0%
   Adelphia Communications Corp.,
     Senior Notes
     10.50%(b)(i)                       07/15/04        2,000         1,390,000
   Alliance Atlantis Communications,
     Inc., Senior Subordinated Notes
     13.00%                             12/15/09        4,500         5,130,000
   Asia Global Crossing Ltd., Senior
     Unsecured Notes
     13.38%(b)(i)                       10/15/10        2,000           300,000
   Charter Communications Holdings
     LLC, Senior Unsecured Notes
     11.13%(d)                          01/15/11       14,300        11,368,500
   Nextmedia Operating, Inc., Senior
     Subordinated Notes
     10.75%                             07/01/11        5,750         6,454,375
   Quebecor Media, Inc., Senior
     Unsecured Notes
     11.13%                             07/15/11        2,000         2,275,000
   XM Satellite Radio, Inc., Senior
     Secured Notes
     14.00%                             03/15/10        3,000         3,300,000
                                                                   ------------
                                                                     30,217,875
                                                                   ------------
BUSINESS SERVICES -- 1.1%
   MSX International, Inc., Senior
     Secured Notes
     11.00%(f)                          10/15/07        1,855         1,859,637
   MSX International, Inc., Senior
     Unsecured Subordinated Notes
     11.38%                             01/15/08        2,500         1,925,000
   United Rentals, Inc., Senior Notes
     10.75%(f)                          04/15/08        2,500         2,775,000
                                                                   ------------
                                                                      6,559,637
                                                                   ------------
CHEMICALS -- 3.6%
   Hercules, Inc., Senior Unsecured
     Notes
     11.13%                             11/15/07        4,530         5,243,475
   Huntsman Advance Materials LLC,
     Senior Secured Notes
     11.00%(f)                          07/15/10        1,500         1,560,000
   Huntsman International LLC, Senior
     Notes
     9.88%(f)                           03/01/09        2,500         2,600,000
   Huntsman International LLC, Senior
     Unsecured Notes
     9.88%                              03/01/09        1,250         1,300,000
   Lyondell Chemical Co., Senior
     Secured Notes
     10.50%                             06/01/13        2,675         2,554,625
   Methanex Corp., Unsecured Notes
     7.75%                              08/15/05        1,500         1,558,125


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)            VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
   Mississippi Chemical Corp., Senior
     Notes
     7.25%(b)(i)                        11/15/17     $  2,000      $    150,000
   Noveon, Inc., Senior Subordinated
     Notes
     11.00%                             02/28/11        2,500         2,825,000
   Rhodia SA, Senior Subordinated
     Notes
     8.88%(d)(f)                        06/01/11        2,250         2,205,000
   Rockwood Specialties Group, Inc.,
     Senior Subordinated Notes
     10.63%(f)                          05/15/11        1,500         1,597,500
                                                                   ------------
                                                                     21,593,725
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 0.1%
   Seagate Technology International
     HDD Holdings, Senior Unsecured
     Notes
     8.00%(d)(f)                        05/15/09          780           858,000
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 1.1%
   Cooperative Computing, Inc., Senior
     Unsecured Notes
     10.50%                             06/15/11        2,950         3,186,000
   Unisys Corp., Unsecured Notes
     6.88%                              03/15/10        3,150         3,252,375
                                                                   ------------
                                                                      6,438,375
                                                                   ------------
CONSTRUCTION -- 1.8%
   K. Hovnanian Enterprises, Inc.,
     Senior Unsecured Notes
     10.50%                             10/01/07        2,000         2,310,000
   NVR, Inc., Senior Unsecured Notes
     5.00%                              06/15/10        2,875         2,767,187
   Ryland Group, Inc., Senior Notes
     5.38%                              06/01/08        2,000         2,012,500
   Ryland Group, Inc., Senior Unsecured
     Notes
     8.00%                              08/15/06        2,000         2,165,000
   Standard Pacific Corp., Senior Notes
     6.50%                              10/01/08        1,750         1,758,750
                                                                   ------------
                                                                     11,013,437
                                                                   ------------
CONTAINERS -- 2.1%
   Crown Cork & Seal Finance PLC,
     Senior Notes
     7.00%                              12/15/06        8,430         8,092,800
   Owens-Brockway Glass Container,
     Inc., Senior Secured Notes
     8.75%                              11/15/12        2,850         3,078,000
   Owens-Brockway Glass Container,
     Inc., Senior Unsecured Notes
     8.25%(f)                           05/15/13        1,500         1,588,125
                                                                   ------------
                                                                     12,758,925
                                                                   ------------
ELECTRONICS -- 2.4%
   Amkor Technology, Inc., Unsecured
     Notes
     5.00%                              03/15/07        3,000         2,730,000
   Communications & Power Industries,
     Inc., Senior Subordinated Notes
     12.00%                             08/01/05        1,000         1,030,000
   Knowles Electronics, Inc., Senior
     Subordinated Notes
     13.13%                             10/15/09        3,500         3,255,000


                                                       PAR
                                        MATURITY      (000)            VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
ELECTRONICS (CONTINUED)
   Legrand SA, Senior Notes
     10.50%                             02/15/13     $  3,000      $  3,443,370
   PF Net Communications, Inc., Senior
     Unsecured Notes
     13.75%(b)(i)                       05/15/10        1,000             5,000
   Pioneer Standard Electronics, Inc.,
     Senior Notes
     9.50%                              08/01/06        1,385         1,475,025
   Stoneridge, Inc., Senior Unsecured
     Notes
     11.50%                             05/01/12        2,500         2,825,000
                                                                   ------------
                                                                     14,763,395
                                                                   ------------
ENERGY & UTILITIES -- 7.9%
   AES Corp., Senior Secured Notes
     9.00%(f)                           05/15/15        2,450         2,606,188
   AES Corp., Senior Unsecured Notes
     9.38%(d)                           09/15/10        4,000         4,075,000
   AES Ironwood LLC, Senior Secured
     Notes
     8.86%                              11/30/25        1,694         1,732,138
   AES Red Oak LLC, Senior Secured
     Notes
     8.54%(e)                           11/30/19        3,358         3,433,218
   Calpine Corp., Senior Notes
     10.50%(d)                          05/15/06        4,000         3,540,000
     7.88%                              04/01/08        1,235           870,675
   Calpine Corp., Senior Unsecured
     Notes
     8.50%(d)                           02/15/11        2,950         2,094,500
   Cogentrix Energy, Inc., Senior Notes
     8.10%                              03/15/04        6,155         5,724,150
   Massey Energy Co., Senior Notes
     6.95%                              03/01/07        6,350         6,270,625
   Midwest Generation LLC, Pass
     Through Certificates, Series B
     8.56%                              01/02/16        4,030         3,747,900
   National Waterworks, Inc., Senior
     Subordinated Notes, Series B
     10.50%                             12/01/12        3,500         3,885,000
   PG&E Corp., Senior Secured Notes
     6.88%(f)                           07/15/08        2,775         2,899,875
   Reliant Resources, Inc., Senior
     Secured Notes
     9.50%(f)                           07/15/13        3,050         2,745,000
   Swift Energy Co., Senior Subordinated
     Notes
     10.25%                             08/01/09        4,000         4,240,000
                                                                   ------------
                                                                     47,864,269
                                                                   ------------
ENTERTAINMENT & LEISURE -- 3.0%
   Extended Stay America, Inc., Senior
     Subordinated Notes
     9.88%                              06/15/11        2,250         2,472,187
   MGM Mirage, Inc., Senior Notes
     6.00%                              10/01/09        2,000         2,010,000
   Starwood Hotels & Resorts Worldwide,
     Inc., Debentures
     7.38%                              11/15/15        4,000         4,160,000
   Vivendi Universal SA, Senior Notes
     6.25%(d)(f)                        07/15/08        3,000         3,090,000
   Waterford Gaming LLC, Senior
     Unsecured Notes
     8.63%(f)                           09/15/12        3,923         4,060,305


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
ENTERTAINMENT & LEISURE (CONTINUED)
   Worldspan LP, Senior Notes
     9.63%(f)                           06/15/11     $  2,000      $  2,095,000
                                                                   ------------
                                                                     17,887,492
                                                                   ------------
FINANCE -- 5.9%
   Ameriserve Finance Trust, Senior
     Secured Notes
     12.00%(b)(d)(f)(i)(k)              09/15/06          500            25,000
   Arch Western Finance LLC, Senior
     Notes
     6.75%(f)                           07/01/13        2,625         2,703,750
   Asat Finance LLC, Senior Unsecured
     Notes
     12.50%                             11/01/06        2,977         3,066,310
   Capital Guardian Ltd.
     11.45%(f)                          05/24/13        1,000           800,000
   Gemstone Investor Ltd., Unsecured
     Notes
     7.71%(f)                           10/31/04        2,600         2,548,000
   LaBranche & Co., Inc., Senior
     Subordinated Notes
     12.00%                             03/02/07        4,000         4,480,000
   Larwin Group - Participation in Asset
     Exchange
     7.00%(b)(i)(j)(k)                  12/01/20            0               349
   MDP Acquisitions PLC, Senior
     Unsecured Notes
     9.63%                              10/01/12        3,000         3,285,000
   Orion Power Holdings, Inc., Senior
     Unsecured Notes
     12.00%                             05/01/10        4,800         5,436,000
   Qwest Services Corp., Senior
     Subordinated Notes
     13.50%(f)                          12/15/10        9,405        10,956,825
   Western Financial Bank, Subordinated
     Debentures
     9.63%                              05/15/12        2,000         2,165,000
   Zais Investment Grade Ltd., Secured
     Notes
     9.95%                              09/23/14        1,050           125,970
                                                                   ------------
                                                                     35,592,204
                                                                   ------------
FOOD & AGRICULTURE -- 1.2%
   American Seafood Group LLC, Senior
     Subordinated Notes
     10.13%                             04/15/10        3,000         3,600,000
   Merisant Co., Senior Subordinated
     Notes
     9.50%(f)                           07/15/13        3,525         3,771,750
   Nebco Evans Holding Co., Senior
     Notes
     17.25%(b)(g)(i)(j)(k)              07/15/07          800                 0
                                                                   ------------
                                                                      7,371,750
                                                                   ------------
INSURANCE -- 1.5%
   Crum & Forster Holdings Corp.,
     Senior Notes
     10.38%(f)                          06/15/13        3,000         3,262,500
   Fairfax Financial Holdings Ltd.,
     Unsecured Notes
     8.25%(d)                           10/01/15        6,000         5,610,000
                                                                   ------------
                                                                      8,872,500
                                                                   ------------


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
MANUFACTURING -- 4.0%
   Briggs & Stratton Corp., Senior
     Unsecured Notes
     8.88%                              03/15/11     $  4,000      $  4,480,000
   Collins & Aikman Floor Coverings,
     Inc., Senior Subordinated Notes
     9.75%                              02/15/10        3,000         3,165,000
   Compagnie Generale de Geophysique,
     Senior Unsecured Notes
     10.63%                             11/15/07        2,000         2,110,000
   Dresser, Inc., Senior Subordinated
     Notes
     9.38%                              04/15/11        2,175         2,278,312
   Gentek, Inc., Senior Subordinated
     Notes
     11.00%(b)(i)                       08/01/09        1,000             1,250
   Hexcel Corp., Senior Secured Notes
     9.88%                              10/01/08        3,200         3,520,000
   Plastipak Holdings, Inc., Senior
     Unsecured Notes
     10.75%                             09/01/11        4,000         4,360,000
   SPX Corp., Senior Notes
     6.25%                              06/15/11        1,190         1,181,075
   TD Funding Corp., Senior
     Subordinated Notes
     8.38%(f)                           07/15/11        2,600         2,795,000
                                                                   ------------
                                                                     23,890,637
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 2.9%
   Flowserve Corp., Senior Subordinated
     Notes
     12.25%                             08/15/10        2,200         2,519,000
   HEALTHSOUTH Corp., Senior Notes
     6.88%(b)(d)(i)                     06/15/05        3,250         2,933,125
   Insight Health Services Corp., Senior
     Subordinated Notes, Series B
     9.88%(d)                           11/01/11        3,000         3,146,250
   Matria Healthcare, Inc., Senior
     Unsecured Notes
     11.00%(d)                          05/01/08        2,000         2,080,000
   Province Healthcare Co., Senior
     Subordinated Notes
     7.50%                              06/01/13        2,935         2,920,325
   Tenet Healthcare Corp., Senior
     Unsecured Notes
     7.38%(d)                           02/01/13        3,710         3,719,275
                                                                   ------------
                                                                     17,317,975
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
   Apogent Technologies, Inc., Senior
     Subordinated Notes
     6.50%(d)(f)                        05/15/13        2,230         2,285,750
   Norcross Safety Products LLC, Senior
     Subordinated Notes
     9.88%(d)(f)                        08/15/11        1,600         1,680,000
   Perkinelmer, Inc., Senior
     Subordinated Notes
     8.88%                              01/15/13        3,735         4,061,812
                                                                   ------------
                                                                      8,027,562
                                                                   ------------
METALS & MINING -- 1.9%
   Century Aluminum Co., Senior
     Secured Notes
     11.75%                             04/15/08        3,000         3,210,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
METALS & MINING (CONTINUED)
   Golden Northwest Aluminum, Inc.,
     First Mortgage Notes
     12.00%(b)(i)                       12/15/06     $  2,000      $     80,000
   IPSCO, Inc., Senior Notes
     8.75%(f)                           06/01/13        3,460         3,615,700
   TRIMAS Corp., Senior Subordinated
     Notes
     9.88%                              06/15/12          955           950,225
   United States Steel Corp., Senior
     Notes
     9.75%                              05/15/10        3,550         3,638,750
                                                                   ------------
                                                                     11,494,675
                                                                   ------------
MOTOR VEHICLES -- 2.3%
   Advanced Accessory Systems LLC,
     Senior Unsecured Notes
     10.75%(f)                          06/15/11        1,650         1,773,750
   Dana Corp., Senior Notes
     6.50%                              03/01/09        1,500         1,500,000
   Dura Operating Corp., Senior
     Unsecured Notes
     8.63%                              04/15/12        3,000         3,105,000
   Group 1 Automotive, Inc., Senior
     Subordinated Notes
     8.25%(f)                           08/15/13        2,000         2,160,000
   J. L. French Automotive Casting, Inc.,
     Senior Subordinated Notes,
     Series B
     11.50%                             06/01/09        1,650           948,750
   TRW Automotive, Inc., Senior
     Subordinated Notes
     11.00%(d)(f)                       02/15/13        4,000         4,650,000
                                                                   ------------
                                                                     14,137,500
                                                                   ------------
OIL & GAS -- 9.2%
   Amerigas Partners LP, Senior
     Unsecured Notes
     8.88%                              05/20/11        3,000         3,217,500
   Chesapeake Energy Corp., Senior
     Unsecured Notes
     9.00%                              08/15/12        3,000         3,375,000
   Compton Petroleum Corp., Senior
     Unsecured Notes
     9.90%                              05/15/09        3,000         3,240,000
   Dynegy Holdings, Inc., Senior Secured
     Notes
     9.88%(f)                           07/15/10        1,050         1,097,250
   Dynegy Holdings, Inc., Secured Notes
     10.13%(f)                          07/15/13        3,175         3,349,625
   El Paso Corp., Senior Unsecured
     Notes
     7.88%(d)                           06/15/12        2,000         1,680,000
   El Paso Production Holding Co.,
     Senior Notes
     7.75%(f)                           06/01/13        8,050         7,647,500
   Gulfterra Energy Partners LP, Senior
     Notes
     6.25%(f)                           06/01/10        2,500         2,475,000
   Gulfterra Energy Partners LP, Senior
     Subordinated Notes, Series B
     8.50%                              06/01/10        2,000         2,155,000
   Hanover Equipment Trust, Senior
     Secured Notes
     8.75%                              09/01/11        6,575         6,772,250


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
   Petroleum Geo-Services ASA, Senior
     Unsecured Notes
     7.50%(b)(i)                        03/31/07     $    530      $    318,000
   Plains All American Pipeline LP,
     Senior Notes
     7.75%                              10/15/12        1,250         1,356,250
   Range Resources Corp., Senior
     Subordinated Notes
     7.38%(f)                           07/15/13        2,325         2,266,875
   Tom Brown, Inc., Senior Subordinated
     Notes
     7.25%                              09/15/13        2,000         2,070,000
   Transcontinental Gas Pipe Line Corp.,
     Senior Notes
     8.88%                              07/15/12        2,000         2,265,000
   The Williams Cos., Inc., Senior Notes
     8.63%                              06/01/10        3,500         3,609,375
   The Williams Cos., Inc., Senior
     Unsecured Notes
     8.13%(d)                           03/15/12        8,875         8,941,563
                                                                   ------------
                                                                     55,836,188
                                                                   ------------
PAPER & FOREST PRODUCTS -- 2.3%
   Ainsworth Lumber Co. Ltd., Senior
     Secured Notes
     13.88%                             07/15/07        3,000         3,435,000
   Cascades, Inc., Unsecured Notes
     7.25%(f)                           02/15/13        2,175         2,218,500
   Georgia-Pacific Corp., Debentures
     9.50%                              05/15/22        3,900         3,880,500
   Georgia-Pacific Corp., Senior Notes
     7.38%(f)                           07/15/08        2,500         2,581,250
   Graphic Packing International Corp.,
     Senior Subordinated Notes
     9.50%(f)                           08/15/13        1,525         1,673,688
                                                                   ------------
                                                                     13,788,938
                                                                   ------------
PUBLISHING & PRINTING -- 3.5%
   Dex Media West LLC, Senior
     Subordinated Notes
     9.88%(f)                           08/15/13        2,910         3,262,838
   PEI Holdings, Inc., Senior Secured
     Notes
     11.00%                             03/15/10        4,000         4,400,000
   Perry-Judd's, Inc., Senior
     Subordinated Notes
     10.63%                             12/15/07        4,500         4,680,000
   Vertis, Inc., Senior Unsecured Notes
     10.88%                             06/15/09        1,400         1,449,000
   Von Hoffmann Corp., Senior
     Unsecured Notes
     10.25%                             03/15/09        2,000         2,135,000
   Von Hoffmann Press, Inc., Senior
     Subordinated Notes
     10.38%                             05/15/07        1,000           997,500
   WRC Media, Inc., Senior
     Subordinated Notes
     12.75%                             11/15/09        4,000         4,000,000
                                                                   ------------
                                                                     20,924,338
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                       PAR
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
REAL ESTATE -- 1.9%
   HMH Properties, Inc., Senior Notes,
     Series B
     7.88%                              08/01/08     $  2,000      $  2,055,000
   Meristar Hospitality Corp., Senior
     Subordinated Notes
     8.75%(d)                           08/15/07        3,500         3,456,250
   Technical Olympic USA, Inc., Senior
     Unsecured Notes
     9.00%                              07/01/10        4,000         4,200,000
   WCI Communities, Inc., Senior
     Subordinated Notes
     7.88%(f)                           10/01/13        2,050         2,055,125
                                                                   ------------
                                                                     11,766,375
                                                                   ------------
RESTAURANTS -- 0.6%
   Tricon Global Restaurants, Inc.,
     Senior Unsecured Notes
     8.88%                              04/15/11        3,000         3,450,000
                                                                   ------------
RETAIL MERCHANDISING -- 3.2%
   AutoNation, Inc., Senior Unsecured
     Notes
     9.00%                              08/01/08        3,000         3,397,500
   Carrols Corp., Senior Subordinated
     Notes
     9.50%                              12/01/08        2,100         2,126,250
   Chattem, Inc., Senior Subordinated
     Notes, Series B
     8.88%                              04/01/08        1,285         1,285,000
   J.C. Penney Co., Inc., Unsecured
     Notes
     8.00%                              03/01/10        1,577         1,726,815
   National Wine & Spirits, Inc., Senior
     Unsecured Notes
     10.13%                             01/15/09        2,000         1,740,000
   Office Depot, Inc., Senior
     Subordinated Notes
     10.00%                             07/15/08        3,000         3,585,000
   Rayovac Corp., Senior Subordinated
     Notes
     8.50%(f)                           10/01/13        1,410         1,448,775
   Rite Aid Corp., Senior Debentures
     6.88%                              08/15/13        4,125         3,784,688
                                                                   ------------
                                                                     19,094,028
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 0.7%
   Chippac Intl. Co. Ltd., Senior
     Subordinated Notes, Series B
     12.75%(d)                          08/01/09        3,700         4,070,000
                                                                   ------------
TELECOMMUNICATIONS -- 7.2%
   ACC Escrow Corp., Senior Notes
     10.00%(d)(f)                       08/01/11        2,175         2,357,156
   Broadwing, Inc., Unsecured Notes
     7.25%                              06/15/23        2,390         2,249,898
   CSC Holdings, Inc., Senior Notes
     7.88%                              12/15/07        6,735         6,836,025
   DirecTV Holdings LLC, Unsecured
     Notes
     8.38%(f)                           03/15/13        4,850         5,468,375
   Dobsom Communications Corp.,
     Unsecured Notes
     8.88%(f)                           10/01/13        1,745         1,753,725


                                                       PAR
                                        MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
   Echostar DBS Corp., Senior
     Unsecured Notes
     10.38%                             10/01/07     $  3,000      $  3,333,750
   Knology, Inc., Senior Unsecured Notes
     12.00%                             11/30/09        2,520         2,393,686
   L-3 Communications Corp., Senior
     Subordinated Notes
     6.13%                              07/15/13        1,295         1,282,050
   Level 3 Financing, Inc., Senior
     Unsecured Notes
     10.75%(f)                          10/15/11        1,765         1,751,762
   Nextel Communications, Inc., Senior
     Notes
     7.38%                              08/01/15        4,450         4,477,813
   Nextel Communications, Inc., Senior
     Unsecured Notes
     5.25%                              01/15/10        1,119         1,049,141
   Panamsat Corp., Senior Unsecured
     Notes
     8.50%(c)(d)                        02/01/12        2,300         2,392,000
   Qwest Corp., Senior Unsecured Notes
     8.88%(f)                           03/15/12        4,750         5,201,250
   Western Wireless Corp., Senior
     Unsecured Notes
     9.25%(f)                           07/15/13        1,710         1,744,200
   WorldCom, Inc., Senior Unsecured
     Notes
     8.25%(b)(d)(i)                     05/15/10        4,000         1,320,000
                                                                   ------------
                                                                     43,610,831
                                                                   ------------
TRANSPORTATION -- 3.0%
   Hornbeck Offshore Services, Inc.,
     Senior Unsecured Notes
     10.63%                             08/01/08        2,500         2,750,000
   Overseas Shipholding Group, Inc.,
     Debentures
     8.75%                              12/01/13        4,350         4,638,188
   RailAmerica Transportation Corp.,
     Senior Subordinated Notes
     12.88%                             08/15/10        3,100         3,410,000
   Teekay Shipping Corp., Senior
     Unsecured Notes
     8.88%(d)                           07/15/11        3,000         3,300,000
   Transportacion Ferroviaria Mexicana,
     SA de CV, Senior Unsecured Notes
     12.50%                             06/15/12        3,500         3,850,000
                                                                   ------------
                                                                     17,948,188
                                                                   ------------
WASTE MANAGEMENT -- 1.7%
   Allied Waste Industries, Inc., Senior
     Debentures
     7.40%                              09/15/35        3,500         3,220,000
   Allied Waste North America, Inc.,
     Senior Secured Notes
     8.50%                              12/01/08        1,000         1,075,000
   Allied Waste North America, Inc.,
     Senior Subordinated Notes,
     Series B
     10.00%                             08/01/09        1,625         1,761,094


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                      HIGH YIELD BOND PORTFOLIO (CONCLUDED)

                                                   PAR/SHARES
AS OF SEPTEMBER 30, 2003                MATURITY      (000)           VALUE
                                        --------     --------      ------------

CORPORATE BONDS (CONTINUED)
WASTE MANAGEMENT (CONTINUED)
   Casella Waste Systems, Inc., Senior
     Subordinated Notes
     9.75%(d)                           02/01/13     $  4,000      $  4,350,000
                                                                   ------------
                                                                     10,406,094
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $499,333,697)                                               517,580,713
                                                                   ------------
SHORT TERM INVESTMENTS -- 11.5%
   Dorada Finance, Commercial Paper
     1.08%(l)                           11/17/03        2,529         2,528,731
   Federal National Mortgage
     Association, Discount Notes
     1.02%                              10/01/03       12,400        12,400,000
   Natexis Banques International,
     Certificates of Deposit
     1.22%(l)                           10/10/03        2,933         2,933,468
   Royal Bank of Canada, Time Deposit
     1.16%(l)                           10/01/03       13,509        13,509,133
   Southtrust Bank, Time Deposit
     1.13%(l)                           10/01/03          798           797,947
   Galileo Money Market Fund                              179           178,660
   Institutional Money Market Trust(l)                 37,011        37,010,701
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $69,358,640)                                                 69,358,640
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $588,727,235(a))                                           $603,844,582
                                                                   ============

---------------
(a) Cost for Federal income tax purposes is $591,182,462. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

           Gross unrealized appreciation         $ 28,771,446
           Gross unrealized depreciation          (16,109,326)
                                                 ------------
                                                 $ 12,662,120
                                                 ============
(b) Non-income producing security.

(c) Rates shown are the rates as of September 30, 2003.

(d) Total or partial securities on loan.

(e) Securities with a market value of $2,905,976 have been pledged as collateral for reverse repurchase agreements.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2003, the Fund held 23.3% of its net assets, with a current market value of $134,093,895, in securities restricted as to resale.

(g) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2003.

(h) Payment in kind security.

(i) Security in default.

(j) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

(k) Security is illiquid.

(l) Security purchased with the cash proceeds from securities loaned.

--------------------------------------------------------------------------------
                            INVESTMENT ABBREVIATIONS

         IO        Interest Only
         PO        Principal Only
         TIP       Treasury-Inflation Protection Security
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                            HIGH YIELD BOND PORTFOLIO


SEPTEMBER 30, 2003

ASSETS
   Investments at value (Cost $588,727,235) -- including $54,015,414
     of securities loaned (Note A) .............................................      $603,844,582
   Interest receivable .........................................................        11,607,800
   Investments sold receivable .................................................        30,081,010
   Capital shares sold receivable ..............................................         1,556,281
   Prepaid expenses ............................................................            74,795
                                                                                      ------------
          TOTAL ASSETS .........................................................       647,164,468
                                                                                      ------------

LIABILITIES
   Reverse repurchase agreements payable .......................................         2,540,102
   Payable upon return of securities loaned ....................................        56,779,980
   Investments purchased payable ...............................................         4,840,613
   Capital shares redeemed payable .............................................         2,782,783
   Distributions payable .......................................................         3,562,312
   Advisory fees payable .......................................................           167,726
   Administrative fees payable .................................................           104,425
   Transfer agent fees payable .................................................            31,639
   Other accrued expenses payable ..............................................           283,659
                                                                                      ------------
          TOTAL LIABILITIES ....................................................        71,093,239
                                                                                      ------------

NET ASSETS (Applicable to 7,393,058 BlackRock shares,
   22,085,085 Institutional shares, 11,013,184
   Service shares, 10,651,886 Investor A shares,
   13,846,467 Investor B shares and 9,462,532 Investor
   C shares outstanding) .......................................................      $576,071,229
                                                                                      ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   BLACKROCK, INSTITUTIONAL AND SERVICE SHARE
   ($313,356,303 / 40,491,327) .................................................             $7.74
                                                                                             =====

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
   ($82,390,612 / 10,651,886) ..................................................             $7.73
                                                                                             =====

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($7.73 / 0.950) ....................             $8.14
                                                                                             =====

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($107,078,352 / 13,846,467) ............................             $7.73
                                                                                             =====

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($73,245,962 / 9,462,532) ..............................             $7.74
                                                                                             =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS

                            STATEMENTS OF OPERATIONS


                                                                         INTERMEDIATE                                     CORE
                                                 LOW DURATION             GOVERNMENT            INTERMEDIATE              BOND
                                                     BOND                   BOND                   BOND               TOTAL RETURN
FOR THE YEAR ENDED SEPTEMBER 30, 2003              PORTFOLIO              PORTFOLIO              PORTFOLIO             PORTFOLIO
                                                 -------------           ------------           ------------         --------------
Investment Income:
   Interest .................................      $35,547,287            $17,325,963           $ 44,555,343           $105,043,027
   Securities lending income ................            6,057                    849                 19,144                 34,211
   Dividends ................................               --                     --                     --                188,410
                                                   -----------            -----------           ------------           ------------
     Total investment income ................       35,553,344             17,326,812             44,574,487            105,265,648
                                                   -----------            -----------           ------------           ------------
Expenses:
   Investment advisory fee ..................        6,215,752              1,717,008              4,078,066             10,062,526
   Administration fee .......................        2,435,328                789,827              1,456,643              3,600,493
   Custodian fee ............................          195,831                 91,084                175,494                451,484
   Transfer agent fee .......................          614,483                167,862                243,526                677,651
   Shareholder servicing fees ...............        1,129,732                209,646                191,474                783,492
   Shareholder processing fees ..............          786,885                126,688                141,601                541,511
   Distribution fees ........................        1,843,675                194,192                134,258              1,035,864
   Legal and audit ..........................          115,587                 33,111                 57,451                196,209
   Printing .................................          208,720                 55,034                135,531                360,863
   Registration fees and expenses ...........           94,387                 79,833                 64,815                 88,530
   Trustees' fees ...........................           23,826                  6,197                 11,384                 33,849
   Other ....................................           70,327                 30,052                 64,867                141,855
                                                   -----------            -----------           ------------           ------------
     Total expenses excluding
        interest expense ....................       13,734,533              3,500,534              6,755,110             17,974,327
        Interest expense ....................               --                    537                 42,044                     --
                                                   -----------            -----------           ------------           ------------
     Total expenses .........................       13,734,533              3,501,071              6,797,154             17,974,327
                                                   -----------            -----------           ------------           ------------
        Less investment advisory and
          administration fees waived ........       (3,431,555)              (851,507)            (1,904,622)            (5,109,871)
                                                   -----------            -----------           ------------           ------------
        Less transfer agent fee waived ......         (239,992)                    --                (34,911)              (169,663)
                                                   -----------            -----------           ------------           ------------
     Net expenses ...........................       10,062,986              2,649,564              4,857,621             12,694,793
                                                   -----------            -----------           ------------           ------------
Net investment income .......................       25,490,358             14,677,248             39,716,866             92,570,855
                                                   -----------            -----------           ------------           ------------

Realized and unrealized gain (loss)
   on investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions (net of
        foreign taxes) ......................       19,678,213              5,395,427             22,902,048             64,097,819
     Futures and options contracts ..........       (3,312,173)            (2,207,686)            (4,491,798)            (4,627,597)
     Swap and swaption contracts ............               --                266,464                709,543             (1,727,954)
     Foreign currency related transactions ..       (1,030,248)                    --                     --             (1,414,597)
                                                   -----------            -----------           ------------           ------------
                                                    15,335,792              3,454,205             19,119,793             56,327,671
                                                   -----------            -----------           ------------           ------------

Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) .....       (3,382,841)            (8,896,568)           (10,077,906)           (21,037,577)
     Futures and options contracts ..........       (2,753,315)               337,682                (71,062)            (5,418,337)
     Swap and swaption contracts ............          480,536                (33,458)               429,128              8,115,515
     Foreign currency related transactions ..       (3,120,954)                    --                     --             (3,509,437)
                                                   -----------            -----------           ------------           ------------
                                                    (8,776,574)            (8,592,344)            (9,719,840)           (21,849,836)
                                                   -----------            -----------           ------------           ------------
Net gain (loss) on investments and
   foreign currency transactions ............        6,559,218             (5,138,139)             9,399,953             34,477,835
                                                   -----------            -----------           ------------           ------------
Net increase in net assets resulting
   from operations ..........................      $32,049,576            $ 9,539,109           $ 49,116,819           $127,048,690
                                                   ===========            ===========           ============           ============



                                                  CORE
                                                  PLUS                GOVERNMENT                                       MANAGED
                                               TOTAL RETURN             INCOME                  GNMA                   INCOME
FOR THE YEAR ENDED SEPTEMBER 30, 2003           PORTFOLIO             PORTFOLIO              PORTFOLIO               PORTFOLIO
                                               ------------           -----------            -----------            ------------
Investment Income:
   Interest .................................   $5,506,844            $10,526,018            $17,209,020            $ 57,806,860
   Securities lending income ................           --                     --                     --                  13,037
   Dividends ................................           --                     --                     --                 363,200
                                                ----------            -----------            -----------            ------------
     Total investment income ................    5,506,844             10,526,018             17,209,020              58,183,097
                                                ----------            -----------            -----------            ------------
Expenses:
   Investment advisory fee ..................      684,767              1,197,526              1,777,773               5,058,480
   Administration fee .......................      164,382                482,209                719,319               2,242,590
   Custodian fee ............................       90,557                115,337                145,503                 279,998
   Transfer agent fee .......................       13,896                199,710                166,596                 360,081
   Shareholder servicing fees ...............          123                442,726                237,904                 292,010
   Shareholder processing fees ..............           74                265,637                143,542                 229,159
   Distribution fees ........................          340                612,322                583,493                  83,364
   Legal and audit ..........................       31,703                 23,488                 34,707                  96,448
   Printing .................................       17,965                 45,910                 53,712                 166,501
   Registration fees and expenses ...........        3,686                 39,535                 59,150                  59,640
   Trustees' fees ...........................        2,521                  5,016                  6,070                  16,476
   Other ....................................       14,167                 16,830                 22,102                  82,385
                                                ----------            -----------            -----------            ------------
     Total expenses excluding
        interest expense ....................    1,024,181              3,446,246              3,949,871               8,967,132
        Interest expense ....................           --                    101                114,547                  36,844
                                                ----------            -----------            -----------            ------------
     Total expenses .........................    1,024,181              3,446,347              4,064,418               9,003,976
                                                ----------            -----------            -----------            ------------
        Less investment advisory and
          administration fees waived ........     (475,767)              (658,186)            (1,012,367)             (1,715,231)
                                                ----------            -----------            -----------            ------------
        Less transfer agent fee waived ......          (35)                    --                     --                      --
                                                ----------            -----------            -----------            ------------
     Net expenses ...........................      548,379              2,788,161              3,052,051               7,288,745
                                                ----------            -----------            -----------            ------------
Net investment income .......................    4,958,465              7,737,857             14,156,969              50,894,352
                                                ----------            -----------            -----------            ------------

Realized and unrealized gain (loss)
   on investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions (net of
        foreign taxes) ......................    2,666,060              1,828,902               (822,624)             39,978,261
     Futures and options contracts ..........    1,543,518              1,716,176              1,225,153              (6,793,166)
     Swap and swaption contracts ............     (136,910)               213,674                534,185                 836,428
     Foreign currency related transactions ..     (118,394)                    --                     --                (960,382)
                                                ----------            -----------            -----------            ------------
                                                 3,954,274              3,758,752                936,714              33,061,141
                                                ----------            -----------            -----------            ------------

Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) .....      899,990               (898,544)            (1,925,193)            (20,235,418)
     Futures and options contracts ..........     (734,335)               142,692             (1,225,499)              3,219,106
     Swap and swaption contracts ............      127,423               (239,391)              (823,664)              2,762,776
     Foreign currency related transactions ..     (291,583)                    --                     --              (1,401,376)
                                                ----------            -----------            -----------            ------------
                                                     1,495               (995,243)            (3,974,356)            (15,654,912)
                                                ----------            -----------            -----------            ------------
Net gain (loss) on investments and
   foreign currency transactions ............    3,955,769              2,763,509             (3,037,642)             17,406,229
                                                ----------            -----------            -----------            ------------
Net increase in net assets resulting
   from operations ..........................   $8,914,234            $10,501,366            $11,119,327            $ 68,300,581
                                                ==========            ===========            ===========            ============



                                                   INTERNATIONAL            HIGH YIELD
                                                       BOND                    BOND
FOR THE YEAR ENDED SEPTEMBER 30, 2003               PORTFOLIO               PORTFOLIO
                                                   -------------           ------------
Investment Income:
   Interest .................................       $ 5,960,083            $ 46,101,645
   Securities lending income ................               688                 117,182
   Dividends ................................                --                  53,066
                                                    -----------            ------------
     Total investment income ................         5,960,771              46,271,893
                                                    -----------            ------------
Expenses:
   Investment advisory fee ..................           903,367               2,242,283
   Administration fee .......................           377,590                 951,787
   Custodian fee ............................            51,723                  95,367
   Transfer agent fee .......................           134,577                 274,748
   Shareholder servicing fees ...............           259,512                 537,324
   Shareholder processing fees ..............           178,332                 353,733
   Distribution fees ........................           191,911                 968,706
   Legal and audit ..........................            22,657                  20,104
   Printing .................................            23,919                  88,332
   Registration fees and expenses ...........            58,536                  70,535
   Trustees' fees ...........................             2,913                   5,870
   Other ....................................            20,775                  49,014
                                                    -----------            ------------
     Total expenses excluding
        interest expense ....................         2,225,812               5,657,803
        Interest expense ....................                --                 250,605
                                                    -----------            ------------
     Total expenses .........................         2,225,812               5,908,408
                                                    -----------            ------------
        Less investment advisory and
          administration fees waived ........                --                (634,349)
                                                    -----------            ------------
        Less transfer agent fee waived ......                --                      --
                                                    -----------            ------------
     Net expenses ...........................         2,225,812               5,274,059
                                                    -----------            ------------
Net investment income .......................         3,734,959              40,997,834
                                                    -----------            ------------

Realized and unrealized gain (loss)
   on investments and foreign currency
   transactions:
   Net realized gain (loss) from:
     Investment transactions (net of
        foreign taxes) ......................         2,825,100              12,455,790
     Futures and options contracts ..........           194,550                      --
     Swap and swaption contracts ............                --                      --
     Foreign currency related transactions ..        (1,131,110)                     --
                                                    -----------            ------------
                                                      1,888,540              12,455,790
                                                    -----------            ------------

Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) .....         8,198,313              52,524,913
     Futures and options contracts ..........        (1,013,371)                     --
     Swap and swaption contracts ............                --                      --
     Foreign currency related transactions ..         3,480,286                      --
                                                    -----------            ------------
                                                     10,665,228              52,524,913
                                                    -----------            ------------
Net gain (loss) on investments and
   foreign currency transactions ............        12,553,768              64,980,703
                                                    -----------            ------------
Net increase in net assets resulting
   from operations ..........................       $16,288,727            $105,978,537
                                                    ===========            ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68 and 69

                                 BLACKROCK FUNDS

                             STATEMENT OF CASH FLOWS
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                      FOR THE YEAR ENDED SEPTEMBER 30, 2003


Increase (decrease) in cash
Cash flows from operating activities:
   Net increase (decrease) in net assets from operations ..............................................   $   9,539,109
   Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
        Purchase of long-term investment securities ...................................................    (574,140,282)
        Proceeds from disposition of long-term investment securities ..................................     656,064,632
        Increase (decrease) in options written, at value ..............................................         410,374
        Increase (decrease) in swaptions written, at value ............................................         225,082
        Net purchase of short term investment securities ..............................................     (23,524,939)
        Amortization (accretion) of premium (discount) ................................................       3,431,131
        (Increase) decrease in futures variation margin ...............................................          (2,299)
        (Increase) decrease in interest receivable ....................................................         757,518
        (Increase) decrease in investments sold receivable ............................................     (13,436,071)
        (Increase) decrease in interest receivable on interest rate swaps .............................         (11,425)
        (Increase) decrease in prepaid expenses .......................................................          (8,254)
        Increase (decrease) in investments purchased payable ..........................................      24,174,571
        Increase (decrease) in interest payable on interest rate swaps ................................         (92,191)
        Increase (decrease) in accrued expenses .......................................................          10,144
        Net (increase) decrease in unrealized appreciation (depreciation) on investment securities ....       8,896,568
        Net (increase) decrease in unrealized appreciation (depreciation) on swap
          and swaption contracts ......................................................................         104,758
        Net realized (gain) loss on investment securities .............................................      (5,395,427)
                                                                                                          -------------
   Net cash provided by (used for) operating activities ...............................................      87,002,999
                                                                                                          -------------
Cash flows from financing activities:
        Net borrowing (repayment) of reverse repurchase agreements and other
          short term borrowings .......................................................................     (44,696,288)
        Proceeds from units sold ......................................................................     129,068,306
        Payments on units redeemed ....................................................................    (158,273,114)
        Cash distributions paid .......................................................................     (13,101,903)
                                                                                                          -------------
   Net cash provided by (used for) financing activities ...............................................     (87,002,999)
                                                                                                          -------------
Net increase (decrease) in cash .......................................................................              --
                                                                                                          -------------
Cash:
   Beginning balance ..................................................................................              --
                                                                                                          -------------
   Ending balance .....................................................................................   $          --
                                                                                                          =============
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity) .............................    $  2,983,954
Cash paid during the year for interest ................................................................    $       (537)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF CASH FLOWS
                           INTERMEDIATE BOND PORTFOLIO
                      FOR THE YEAR ENDED SEPTEMBER 30, 2003


Increase (decrease) in cash
Cash flows from operating activities:
   Net increase (decrease) in net assets from operations ..............................................    $    49,116,819
   Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
        Purchase of long-term investment securities ...................................................     (2,115,529,251)
        Proceeds from disposition of long-term investment securities ..................................      2,169,493,360
        Increase (decrease) in options written, at value ..............................................            980,000
        Increase (decrease) in swaptions written, at value ............................................            898,860
        Net purchase of short term investment securities ..............................................        (28,747,545)
        Amortization (accretion) of premium (discount) ................................................          5,676,157
        (Increase) decrease in futures variation margin ...............................................            288,504
        (Increase) decrease in interest receivable ....................................................            948,339
        (Increase) decrease in investments sold receivable ............................................         25,867,756
        (Increase) decrease in principal paydown receivable ...........................................              4,740
        (Increase) decrease in collateral received for securities loaned ..............................          8,362,800
        Increase (decrease) in payable upon return of securities loaned ...............................         (8,362,800)
        (Increase) decrease in interest receivable on interest rate swaps .............................            799,024
        (Increase) decrease in prepaid expenses .......................................................             (6,053)
        Increase (decrease) in investments purchased payable ..........................................         26,093,166
        Increase (decrease) in interest payable on interest rate swaps ................................           (269,791)
        (Increase) decrease in collateral received for swap contracts .................................          9,580,722
        Increase (decrease) in payable upon termination of swap contracts .............................         (9,580,722)
        Increase (decrease) in accrued expenses .......................................................            105,703
        Net (increase) decrease in unrealized appreciation (depreciation) on investment securities ....         10,077,906
        Net (increase) decrease in unrealized appreciation (depreciation) on swap
          and swaption contracts ......................................................................           (429,128)
        Net realized (gain) loss on investment securities .............................................        (22,902,048)
                                                                                                           ---------------
   Net cash provided by (used for) operating activities ...............................................        122,466,518
                                                                                                           ---------------
Cash flows from financing activities:
        Net borrowing (repayment) of reverse repurchase agreements and other short term
          borrowings ..................................................................................       (127,978,716)
        Proceeds from units sold ......................................................................        377,438,973
        Payments on units redeemed ....................................................................       (343,164,078)
        Cash distributions paid .......................................................................        (28,762,697)
                                                                                                           ---------------
   Net cash provided by (used for) financing activities ...............................................       (122,466,518)
                                                                                                           ---------------

Net increase (decrease) in cash .......................................................................                 --
                                                                                                           ---------------
Cash:
   Beginning balance ..................................................................................                 --
                                                                                                           ---------------
   Ending balance .....................................................................................    $            --
                                                                                                           ===============
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity) .............................    $    15,255,267
Cash paid during the year for interest ................................................................    $       (42,044)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                     LOW DURATION                      INTERMEDIATE GOVERNMENT
                                                                    BOND PORTFOLIO                         BOND PORTFOLIO
                                                            ---------------------------------       -------------------------------
                                                               FOR THE             FOR THE             FOR THE            FOR THE
                                                             YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                               9/30/03            9/30/02 1            9/30/03            9/30/02
                                                            --------------       ------------       ------------       ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...............................   $   25,490,358       $ 20,015,955       $ 14,677,248       $ 17,977,168
    Net realized gain on investments, futures,
      options, swap and swaption contracts and
      foreign currency related transactions .............       15,335,792          2,596,739          3,454,205          1,341,716
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions .........       (8,776,574)        10,994,944         (8,592,344)         6,653,786
                                                            --------------       ------------       ------------       ------------
    Net increase in net assets resulting from
      operations ........................................       32,049,576         33,607,638          9,539,109         25,972,670
                                                            --------------       ------------       ------------       ------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class .....................................      (10,255,580)        (7,741,516)                --                 --
    Institutional Class .................................      (11,541,761)        (8,269,568)       (12,522,267)       (15,132,227)
    Service Class .......................................       (4,657,450)        (2,791,364)           (67,485)          (305,780)
    Investor A Class ....................................       (2,463,978)        (1,454,827)        (2,488,527)        (1,946,663)
    Investor B Class ....................................       (1,292,709)          (990,272)          (418,868)          (197,258)
    Investor C Class ....................................       (3,057,821)        (1,463,453)          (484,207)          (130,836)
                                                            --------------       ------------       ------------       ------------
    Total distributions from net investment income ......      (33,269,299)       (22,711,000)       (15,981,354)       (17,712,764)
                                                            --------------       ------------       ------------       ------------
  Net realized gains:
    BlackRock Class .....................................          (82,434)          (553,543)                --                 --
    Institutional Class .................................         (191,283)          (725,893)                --                 --
    Service Class .......................................          (79,846)          (212,667)                --                 --
    Investor A Class ....................................          (44,408)           (76,107)                --                 --
    Investor B Class ....................................          (34,934)          (108,342)                --                 --
    Investor C Class ....................................          (81,548)           (72,943)                --                 --
                                                            --------------       ------------       ------------       ------------
    Total distributions from net realized gains .........         (514,453)        (1,749,495)                --                 --
                                                            --------------       ------------       ------------       ------------
    Total distributions to shareholders .................      (33,783,752)       (24,460,495)       (15,981,354)       (17,712,764)
                                                            --------------       ------------       ------------       ------------
Capital share transactions ..............................      794,612,662        598,469,001        (28,551,422)       (17,123,418)
                                                            --------------       ------------       ------------       ------------
    Total increase (decrease) in net assets .............      792,878,486        607,616,144        (34,993,667)        (8,863,512)
                                                            --------------       ------------       ------------       ------------
Net assets:
    Beginning of period .................................      942,548,458        334,932,314        352,083,352        360,946,864
                                                            --------------       ------------       ------------       ------------
    End of period .......................................   $1,735,426,944       $942,548,458       $317,089,685       $352,083,352
                                                            ==============       ============       ============       ============



                                                                      INTERMEDIATE                                CORE
                                                                     BOND PORTFOLIO                    BOND TOTAL RETURN PORTFOLIO
                                                            -------------------------------    -------------------------------
                                                                FOR THE           FOR THE           FOR THE          FOR THE
                                                              YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                9/30/03          9/30/02 1          9/30/03         9/30/02 1
                                                            ------------     --------------    --------------   --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...............................   $ 39,716,866     $   53,478,881    $   92,570,855   $  104,937,235
    Net realized gain on investments, futures,
      options, swap and swaption contracts and
      foreign currency related transactions .............     19,119,793          4,169,664        56,327,671       31,013,370
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions .........     (9,719,840)         7,617,660       (21,849,836)       6,681,496
                                                            ------------     --------------    --------------   --------------
    Net increase in net assets resulting from
      operations ........................................     49,116,819         65,266,205       127,048,690      142,632,101
                                                            ------------     --------------    --------------   --------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class .....................................    (18,828,295)       (24,787,743)      (47,373,640)     (38,334,322)
    Institutional Class .................................    (19,095,974)       (24,500,859)      (48,830,922)     (60,245,065)
    Service Class .......................................     (2,159,818)        (1,516,733)       (5,999,079)      (5,108,694)
    Investor A Class ....................................     (1,537,884)        (1,030,448)       (5,203,878)      (3,577,835)
    Investor B Class ....................................       (388,162)          (187,534)       (2,786,614)      (1,980,039)
    Investor C Class ....................................       (316,713)           (76,414)       (3,007,369)      (1,276,371)
                                                            ------------     --------------    --------------   --------------
    Total distributions from net investment income ......    (42,326,846)       (52,099,731)     (113,201,502)    (110,522,326)
                                                            ------------     --------------    --------------   --------------
  Net realized gains:
    BlackRock Class .....................................       (883,521)        (5,366,237)       (4,227,575)      (6,597,488)
    Institutional Class .................................       (856,709)        (4,965,274)       (4,985,423)     (12,343,465)
    Service Class .......................................        (87,669)          (346,389)         (585,558)      (1,107,974)
    Investor A Class ....................................        (65,175)          (131,242)         (502,460)        (509,989)
    Investor B Class ....................................        (17,708)           (34,752)         (329,345)        (449,344)
    Investor C Class ....................................        (11,922)           (11,826)         (337,812)        (276,737)
                                                            ------------     --------------    --------------   --------------
    Total distributions from net realized gains .........     (1,922,704)       (10,855,720)      (10,968,173)     (21,284,997)
                                                            ------------     --------------    --------------   --------------
    Total distributions to shareholders .................    (44,249,550)       (62,955,451)     (124,169,675)    (131,807,323)
                                                            ------------     --------------    --------------   --------------
Capital share transactions ..............................     56,681,926       (252,663,845)      352,885,179      170,363,969
                                                            ------------     --------------    --------------   --------------
    Total increase (decrease) in net assets .............     61,549,195       (250,353,091)      355,764,194      181,188,747
                                                            ------------     --------------    --------------   --------------
Net assets:
    Beginning of period .................................    822,717,078      1,073,070,169     1,992,277,582    1,811,088,835
                                                            ------------     --------------    --------------   --------------
    End of period .......................................   $884,266,273     $  822,717,078    $2,348,041,776   $1,992,277,582
                                                            ============     ==============    ==============   ==============



                                                                        CORE PLUS
                                                                 TOTAL RETURN PORTFOLIO
                                                              --------------------------------
                                                                 FOR THE       PERIOD 12/7/01 2
                                                               YEAR ENDED          THROUGH
                                                                 9/30/03          9/30/02 1
                                                              ------------      --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...............................     $  4,958,465        $ 2,863,175
    Net realized gain on investments, futures,
      options, swap and swaption contracts and
      foreign currency related transactions .............        3,954,274            632,940
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions .........            1,495          1,814,816
                                                              ------------        -----------
    Net increase in net assets resulting from
      operations ........................................        8,914,234          5,310,931
                                                              ------------        -----------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class .....................................       (6,432,996)        (2,875,227)
    Institutional Class .................................               (5)           (58,512)
    Service Class .......................................               (4)                (4)
    Investor A Class ....................................             (169)            (1,086)
    Investor B Class ....................................           (1,471)                (3)
    Investor C Class ....................................              (36)                (3)
                                                              ------------        -----------
    Total distributions from net investment income ......       (6,434,681)        (2,934,835)
                                                              ------------        -----------
  Net realized gains:
    BlackRock Class .....................................         (525,738)                --
    Institutional Class .................................               --                 --
    Service Class .......................................               --                 --
    Investor A Class ....................................              (15)                --
    Investor B Class ....................................               --                 --
    Investor C Class ....................................               --                 --
                                                              ------------        -----------
    Total distributions from net realized gains .........         (525,753)                --
                                                              ------------        -----------
    Total distributions to shareholders .................       (6,960,434)        (2,934,835)
                                                              ------------        -----------
Capital share transactions ..............................      126,877,504         93,128,784
                                                              ------------        -----------
    Total increase (decrease) in net assets .............      128,831,304         95,504,880
                                                              ------------        -----------
Net assets:
    Beginning of period .................................       95,504,880                 --
                                                              ------------        -----------
    End of period .......................................     $224,336,184        $95,504,880
                                                              ============        ===========

----------
1 Certain prior year amounts were reclassified to conform to current year presentation.
2 Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72 and 73

                                 BLACKROCK FUNDS


                                                                       GOVERNMENT                               GNMA
                                                                    INCOME PORTFOLIO                          PORTFOLIO
                                                              ------------------------------        ------------------------------
                                                                 FOR THE           FOR THE             FOR THE           FOR THE
                                                               YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                                 9/30/03          9/30/02 1            9/30/03           9/30/02
                                                              ------------      ------------        ------------      ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................   $  7,737,857      $  2,309,923        $ 14,156,969      $ 10,485,749
    Net realized gain (loss)on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions ...........      3,758,752         2,583,419             936,714        (1,480,283
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions ...........       (995,243)        3,039,060          (3,974,356)        6,213,134
                                                              ------------      ------------        ------------      ------------
    Net increase (decrease) in net assets
      resulting from operations ...........................     10,501,366         7,932,402          11,119,327        15,218,600
                                                              ------------      ------------        ------------      ------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class .......................................     (2,941,449)               --          (1,357,007)               --
    Institutional Class ...................................             --                --         (12,333,041)       (9,763,133)
    Service Class .........................................             --                --             (75,619)          (29,819)
    Investor A Class ......................................     (3,920,267)         (937,178)           (915,781)         (472,753)
    Investor B Class ......................................     (1,808,311)       (1,367,618)         (1,423,856)         (589,185)
    Investor C Class ......................................       (890,807)         (300,015)         (2,276,734)         (771,713)
                                                              ------------      ------------        ------------      ------------
    Total distributions from net investment income ........     (9,560,834)       (2,604,811)        (18,382,038)      (11,626,603)
                                                              ------------      ------------        ------------      ------------
  Capital:
    BlackRock Class .......................................             --                --                  --                --
    Institutional Class ...................................             --                --                  --                --
    Service Class .........................................             --                --                  --                --
    Investor A Class ......................................             --                --                  --                --
    Investor B Class ......................................             --                --                  --                --
    Investor C Class ......................................             --                --                  --                --
                                                              ------------      ------------        ------------      ------------
    Total distributions from capital ......................             --                --                  --                --
                                                              ------------      ------------        ------------      ------------
  Net realized gains:
    BlackRock Class .......................................             --                --                  --                --
    Institutional Class ...................................             --                --                  --        (2,572,529)
    Service Class .........................................             --                --                  --            (4,610)
    Investor A Class ......................................     (1,211,930)         (366,345)                 --           (87,124)
    Investor B Class ......................................       (391,017)         (771,098)                 --          (128,818)
    Investor C Class ......................................       (177,059)          (92,798)                 --           (42,781)
                                                              ------------      ------------        ------------      ------------
    Total distributions from net realized gains ...........     (1,780,006)       (1,230,241)                 --        (2,835,862)
                                                              ------------      ------------        ------------      ------------
    Total distributions to shareholders ...................    (11,340,840)       (3,835,052)        (18,382,038)      (14,462,465)
                                                              ------------      ------------        ------------      ------------
Capital share transactions ................................     61,370,630        59,801,369          85,516,111       129,823,715
                                                              ------------      ------------        ------------      ------------
    Total increase (decrease) in net assets ...............     60,531,156        63,898,719          78,253,400       130,579,850
                                                              ------------      ------------        ------------      ------------
Net assets:
    Beginning of period ...................................    109,463,384        45,564,665         258,165,138       127,585,288
                                                              ------------      ------------        ------------      ------------
    End of period .........................................   $169,994,540      $109,463,384        $336,418,538      $258,165,138
                                                              ============      ============        ============      ============



                                                                           MANAGED                          INTERNATIONAL
                                                                      INCOME PORTFOLIO                     BOND PORTFOLIO
                                                             ---------------------------------      -----------------------------
                                                                 FOR THE            FOR THE            FOR THE          FOR THE
                                                               YEAR ENDED         YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                                 9/30/03           9/30/02 1           9/30/03         9/30/02 1
                                                             --------------     --------------      ------------     ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................  $   50,894,352     $   70,144,874      $  3,734,959     $  5,058,902
    Net realized gain (loss)on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions ...........      33,061,141          6,879,790         1,888,540          126,408
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions ...........     (15,654,912)         3,041,486        10,665,228        2,830,545
                                                             --------------     --------------      ------------     ------------
    Net increase (decrease) in net assets
      resulting from operations ...........................      68,300,581         80,066,150        16,288,727        8,015,855
                                                             --------------     --------------      ------------     ------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class .......................................              --                 --                --               --
    Institutional Class ...................................     (50,665,007)       (54,648,980)       (1,090,173)      (4,380,793)
    Service Class .........................................      (5,092,302)       (11,715,363)         (879,879)        (925,147)
    Investor A Class ......................................      (2,800,732)        (2,419,885)       (1,154,445)      (1,452,314)
    Investor B Class ......................................        (466,236)          (390,976)         (222,829)        (398,224)
    Investor C Class ......................................         (30,380)           (18,008)         (157,085)        (243,451)
                                                             --------------     --------------      ------------     ------------
    Total distributions from net investment income ........     (59,054,657)       (69,193,212)       (3,504,411)      (7,399,929)
                                                             --------------     --------------      ------------     ------------
  Capital:
    BlackRock Class .......................................              --                 --                --               --
    Institutional Class ...................................              --                 --          (959,635)              --
    Service Class .........................................              --                 --          (727,598)              --
    Investor A Class ......................................              --                 --        (1,120,801)              --
    Investor B Class ......................................              --                 --          (196,022)              --
    Investor C Class ......................................              --                 --          (265,702)              --
                                                             --------------     --------------      ------------     ------------
    Total distributions from capital ......................              --                 --        (3,269,758)              --
                                                             --------------     --------------      ------------     ------------
  Net realized gains:
    BlackRock Class .......................................              --                 --                --               --
    Institutional Class ...................................              --                 --          (214,906)              --
    Service Class .........................................              --                 --          (205,184)              --
    Investor A Class ......................................              --                 --          (304,717)              --
    Investor B Class ......................................              --                 --           (78,456)              --
    Investor C Class ......................................              --                 --           (63,113)              --
                                                             --------------     --------------      ------------     ------------
    Total distributions from net realized gains ...........              --                 --          (866,376)              --
                                                             --------------     --------------      ------------     ------------
    Total distributions to shareholders ...................     (59,054,657)       (69,193,212)       (7,640,545)      (7,399,929)
                                                             --------------     --------------      ------------     ------------
Capital share transactions ................................    (169,624,908)      (195,524,159)       87,478,509        8,481,426
                                                             --------------     --------------      ------------     ------------
    Total increase (decrease) in net assets ...............    (160,378,984)      (184,651,221)       96,126,691        9,097,352
                                                             --------------     --------------      ------------     ------------
Net assets:
    Beginning of period ...................................   1,124,225,560      1,308,876,781       122,180,567      113,083,215
                                                             --------------     --------------      ------------     ------------
    End of period .........................................  $  963,846,576     $1,124,225,560      $218,307,258     $122,180,567
                                                             ==============     ==============      ============     ============



                                                                            HIGH YIELD
                                                                          BOND PORTFOLIO
                                                                --------------------------------
                                                                   FOR THE             FOR THE
                                                                 YEAR ENDED          YEAR ENDED
                                                                   9/30/03             9/30/02
                                                                ------------        ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................     $ 40,997,834        $ 28,029,860
    Net realized gain (loss)on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions ...........       12,455,790         (30,084,562)
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions ...........       52,524,913          (1,800,698)
                                                                ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations ...........................      105,978,537          (3,855,400)
                                                                ------------        ------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class .......................................       (7,201,283)         (3,769,468)
    Institutional Class ...................................      (14,329,771)        (14,568,214)
    Service Class .........................................       (5,011,712)           (740,984)
    Investor A Class ......................................       (4,999,000)         (1,705,571)
    Investor B Class ......................................       (7,093,599)         (5,564,730)
    Investor C Class ......................................       (4,037,112)         (1,639,857)
                                                                ------------        ------------
    Total distributions from net investment income ........      (42,672,477)        (27,988,824)
                                                                ------------        ------------
  Capital:
    BlackRock Class .......................................               --                  --
    Institutional Class ...................................               --                  --
    Service Class .........................................               --                  --
    Investor A Class ......................................               --                  --
    Investor B Class ......................................               --                  --
    Investor C Class ......................................               --                  --
                                                                ------------        ------------
    Total distributions from capital ......................               --                  --
                                                                ------------        ------------
  Net realized gains:
    BlackRock Class .......................................               --                  --
    Institutional Class ...................................               --                  --
    Service Class .........................................               --                  --
    Investor A Class ......................................               --                  --
    Investor B Class ......................................               --                  --
    Investor C Class ......................................               --                  --
                                                                ------------        ------------
    Total distributions from net realized gains ...........               --                  --
                                                                ------------        ------------
    Total distributions to shareholders ...................      (42,672,477)        (27,988,824)
                                                                ------------        ------------
Capital share transactions ................................      258,632,905          92,453,499
                                                                ------------        ------------
    Total increase (decrease) in net assets ...............      321,938,965          60,609,275
                                                                ------------        ------------
Net assets:
    Beginning of period ...................................      254,132,264         193,522,989
                                                                ------------        ------------
    End of period .........................................     $576,071,229        $254,132,264
                                                                ============        ============

----------
1 Certain prior year amounts were reclassified to conform to current year presentation.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74 and 75

                                 BLACKROCK FUNDS

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                    NET                           NET GAIN                                            NET
                                   ASSET                          (LOSS) ON        DISTRIBUTIONS    DISTRIBUTIONS    ASSET
                                   VALUE            NET          INVESTMENTS         FROM NET         FROM NET       VALUE
                                 BEGINNING      INVESTMENT     (BOTH REALIZED       INVESTMENT        REALIZED      END OF
                                 OF PERIOD        INCOME       AND UNREALIZED)       INCOME 7           GAINS       PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------
LOW DURATION BOND PORTFOLIO
---------------------------
BLACKROCK CLASS
9/30/03                           $10.25          $ 0.30           $ 0.01             $(0.32)          $(0.01)      $10.23
9/30/02                            10.20            0.42             0.13              (0.45)           (0.05)       10.25
9/30/01                             9.81            0.57             0.42              (0.60)              --        10.20
9/30/00                             9.82            0.62            (0.02)             (0.61)              --         9.81
9/30/99                            10.03            0.61            (0.22)             (0.60)              --         9.82

INSTITUTIONAL CLASS
9/30/03                           $10.25          $ 0.26           $ 0.03             $(0.30)          $(0.01)      $10.23
9/30/02                            10.21            0.41             0.12              (0.44)           (0.05)       10.25
9/30/01                             9.82            0.56             0.41              (0.58)              --        10.21
9/30/00                             9.82            0.61            (0.01)             (0.60)              --         9.82
9/30/99                            10.03            0.58            (0.20)             (0.59)              --         9.82

SERVICE CLASS
9/30/03                           $10.25          $ 0.24           $ 0.02             $(0.27)          $(0.01)      $10.23
9/30/02                            10.21            0.38             0.12              (0.41)           (0.05)       10.25
9/30/01                             9.82            0.53             0.41              (0.55)              --        10.21
9/30/00                             9.82            0.57             0.00              (0.57)              --         9.82
9/30/99                            10.03            0.55            (0.20)             (0.56)              --         9.82

INVESTOR A CLASS
9/30/03                           $10.26          $ 0.21           $ 0.04             $(0.26)          $(0.01)      $10.24
9/30/02                            10.21            0.36             0.13              (0.39)           (0.05)       10.26
9/30/01                             9.82            0.52             0.41              (0.54)              --        10.21
9/30/00                             9.82            0.55             0.00              (0.55)              --         9.82
9/30/99                            10.03            0.54            (0.21)             (0.54)              --         9.82

INVESTOR B CLASS
9/30/03                           $10.25          $ 0.15           $ 0.03             $(0.19)          $(0.01)      $10.23
9/30/02                            10.21            0.29             0.12              (0.32)           (0.05)       10.25
9/30/01                             9.82            0.44             0.41              (0.46)              --        10.21
9/30/00                             9.82            0.48             0.00              (0.48)              --         9.82
9/30/99                            10.03            0.45            (0.19)             (0.47)              --         9.82

INVESTOR C CLASS
9/30/03                           $10.25          $ 0.15           $ 0.03             $(0.19)          $(0.01)      $10.23
9/30/02                            10.21            0.30             0.11              (0.32)           (0.05)       10.25
9/30/01                             9.82            0.44             0.41              (0.46)              --        10.21
9/30/00                             9.82            0.48             0.00              (0.48)              --         9.82
9/30/99                            10.03            0.46            (0.20)             (0.47)              --         9.82

--------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO
--------------------------------------
INSTITUTIONAL CLASS
9/30/03                           $10.82          $ 0.48           $(0.15)            $(0.52)          $   --       $10.63
9/30/02                            10.55            0.54             0.27              (0.54)              --        10.82
9/30/01                             9.91            0.61             0.63              (0.60)              --        10.55
9/30/00                             9.89            0.61             0.01              (0.59)           (0.01)        9.91
9/30/99                            10.48            0.59            (0.51)             (0.59)           (0.08)        9.89

SERVICE CLASS
9/30/03                           $10.81          $ 0.44           $(0.15)            $(0.48)          $   --       $10.62
9/30/02                            10.55            0.51             0.26              (0.51)              --        10.81
9/30/01                             9.91            0.58             0.63              (0.57)              --        10.55
9/30/00                             9.89            0.58             0.01              (0.56)           (0.01)        9.91
9/30/99                            10.48            0.56            (0.51)             (0.56)           (0.08)        9.89

INVESTOR A CLASS
9/30/03                           $10.84          $ 0.43           $(0.15)            $(0.47)          $   --       $10.65
9/30/02                            10.57            0.49             0.27              (0.49)              --        10.84
9/30/01                             9.91            0.56             0.65              (0.55)              --        10.57
9/30/00                             9.89            0.55             0.02              (0.54)           (0.01)        9.91
9/30/99                            10.48            0.54            (0.51)             (0.54)           (0.08)        9.89



                                                                           RATIO OF NET
                                                 NET                       EXPENSES TO      RATIO OF TOTAL
                                               ASSETS     RATIO OF NET     AVERAGE NET    EXPENSES TO AVERAGE     RATIO OF NET
                                               END OF      EXPENSES TO       ASSETS           NET ASSETS        INVESTMENT INCOME
                                  TOTAL        PERIOD      AVERAGE NET     (EXCLUDING         (EXCLUDING         TO AVERAGE NET
                                 RETURN         (000)        ASSETS     INTEREST EXPENSE)      WAIVERS)              ASSETS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------
LOW DURATION BOND PORTFOLIO
---------------------------
BLACKROCK CLASS
9/30/03                            2.98%     $  625,363        0.40%           0.40%              0.67%               2.31%
9/30/02                            5.58         281,844        0.40            0.40               0.79                3.86
9/30/01                           10.38         114,205        0.99            0.40               1.28                5.78
9/30/00                            6.35          86,868        2.25            0.40               2.66                6.30
9/30/99                            4.06          79,326        2.26            0.41               2.59                6.04

INSTITUTIONAL CLASS
9/30/03                            2.82%     $  477,420        0.55%           0.55%              0.80%               2.29%
9/30/02                            5.32         298,698        0.55            0.55               0.81                3.76
9/30/01                           10.21         135,243        1.24            0.55               1.52                5.64
9/30/00                            6.29         126,818        2.43            0.55               2.71                6.16
9/30/99                            3.91         157,553        2.39            0.56               2.67                5.89

SERVICE CLASS
9/30/03                            2.52%     $  248,426        0.85%           0.85%              1.10%               1.95%
9/30/02                            5.01         120,857        0.85            0.85               1.11                3.40
9/30/01                            9.88          42,909        1.41            0.85               1.68                5.26
9/30/00                            5.98          19,745        2.77            0.85               3.05                5.86
9/30/99                            3.60          16,872        2.70            0.86               2.97                5.59

INVESTOR A CLASS
9/30/03                            2.47% 3   $  102,047        0.90%           0.90%              1.20%               1.92%
9/30/02                            4.93 3        69,211        1.02            1.02               1.27                3.18
9/30/01                            9.70 3        12,808        1.43            1.00               1.70                4.92
9/30/00                            5.80 3         2,512        2.94            1.02               3.22                5.69
9/30/99                            3.42 3         2,594        2.79            1.02               3.07                5.38

INVESTOR B CLASS
9/30/03                            1.70% 4   $   83,937        1.65%           1.65%              1.95%               1.18%
9/30/02                            4.05 4        53,087        1.77            1.77               2.02                2.48
9/30/01                            8.89 4        20,485        2.28            1.76               2.55                4.29
9/30/00                            5.01 4         8,142        3.66            1.77               3.94                4.93
9/30/99                            2.65 4         7,549        3.41            1.75               3.67                4.59

INVESTOR C CLASS
9/30/03                            1.70% 4   $  198,234        1.65%           1.65%              1.95%               1.17%
9/30/02                            4.05 4       118,851        1.77            1.77               2.00                2.30
9/30/01                            8.89 4         9,282        1.99            1.72               2.26                4.05
9/30/00                            5.01 4           807        3.69            1.77               3.97                4.96
9/30/99                            2.65 4         1,570        3.47            1.77               3.72                4.62

--------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO
--------------------------------------
INSTITUTIONAL CLASS
9/30/03                            3.09%     $  230,610        0.60%           0.60%              0.85%               4.46%
9/30/02                            7.97         281,983        0.60            0.60               0.83                5.26
9/30/01                           12.90         309,383        1.33            0.60               1.54                5.97
9/30/00                            6.54         325,510        1.02            0.60               1.23                6.17
9/30/99                            0.75         388,917        0.81            0.60               1.02                5.77

SERVICE CLASS
9/30/03                            2.79%     $    1,447        0.90%           0.90%              1.15%               4.17%
9/30/02                            7.56           2,007        0.91            0.90               1.12                5.23
9/30/01                           12.56          32,336        1.56            0.90               1.78                5.65
9/30/00                            6.23          25,325        1.32            0.90               1.54                5.87
9/30/99                            0.45          26,687        1.11            0.90               1.32                5.47

INVESTOR A CLASS
9/30/03                            2.60% 3   $   54,693        1.07%           1.07%              1.32%               3.94%
9/30/02                            7.46 3        52,507        1.08            1.07               1.30                4.71
9/30/01                           12.58 3        14,033        1.64            1.04               1.85                5.29
9/30/00                            6.05 3         9,262        1.47            1.08               1.69                5.66
9/30/99                            0.28 3         7,239        1.25            1.06               1.46                5.29



                                   RATIO OF NET
                                INVESTMENT INCOME
                                   TO AVERAGE
                                   NET ASSETS        PORTFOLIO
                                   (EXCLUDING        TURNOVER
                                    WAIVERS)           RATE
-----------------------------------------------------------------
---------------------------
LOW DURATION BOND PORTFOLIO
---------------------------
BLACKROCK CLASS
9/30/03                               2.04%            195%
9/30/02                               3.47             195
9/30/01                               5.48             168
9/30/00                               5.89             182
9/30/99                               5.71             177

INSTITUTIONAL CLASS
9/30/03                               2.04%            195%
9/30/02                               3.50             195
9/30/01                               5.36             168
9/30/00                               5.88             182
9/30/99                               5.62             177

SERVICE CLASS
9/30/03                               1.70%            195%
9/30/02                               3.15             195
9/30/01                               4.98             168
9/30/00                               5.58             182
9/30/99                               5.32             177

INVESTOR A CLASS
9/30/03                               1.62%            195%
9/30/02                               2.93             195
9/30/01                               4.65             168
9/30/00                               5.41             182
9/30/99                               5.10             177

INVESTOR B CLASS
9/30/03                               0.88%            195%
9/30/02                               2.23             195
9/30/01                               4.02             168
9/30/00                               4.65             182
9/30/99                               4.34             177

INVESTOR C CLASS
9/30/03                               0.87%            195%
9/30/02                               2.05             195
9/30/01                               3.78             168
9/30/00                               4.68             182
9/30/99                               4.37             177

--------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO
--------------------------------------
INSTITUTIONAL CLASS
9/30/03                               4.21%            143%
9/30/02                               5.04             183
9/30/01                               5.75             157
9/30/00                               5.96             131
9/30/99                               5.56             191

SERVICE CLASS
9/30/03                               3.92%            143%
9/30/02                               5.01             183
9/30/01                               5.43             157
9/30/00                               5.66             131
9/30/99                               5.26             191

INVESTOR A CLASS
9/30/03                               3.70%            143%
9/30/02                               4.49             183
9/30/01                               5.08             157
9/30/00                               5.45             131
9/30/99                               5.08             191

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

76 and 77

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                    NET                           NET GAIN                                            NET
                                   ASSET                          (LOSS) ON        DISTRIBUTIONS    DISTRIBUTIONS    ASSET
                                   VALUE            NET          INVESTMENTS         FROM NET         FROM NET       VALUE
                                 BEGINNING      INVESTMENT     (BOTH REALIZED       INVESTMENT        REALIZED      END OF
                                 OF PERIOD        INCOME       AND UNREALIZED)       INCOME 7           GAINS       PERIOD
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                           $10.82          $ 0.34           $(0.15)            $(0.39)          $   --       $10.62
9/30/02                            10.55            0.41             0.27              (0.41)              --        10.82
9/30/01                             9.91            0.48             0.64              (0.48)              --        10.55
9/30/00                             9.89            0.49             0.01              (0.47)           (0.01)        9.91
9/30/99                            10.48            0.46            (0.51)             (0.46)           (0.08)        9.89

INVESTOR C CLASS
9/30/03                           $10.83          $ 0.34           $(0.15)            $(0.39)          $   --       $10.63
9/30/02                            10.55            0.41             0.28              (0.41)              --        10.83
9/30/01                             9.91            0.48             0.64              (0.48)              --        10.55
9/30/00                             9.89            0.48             0.02              (0.47)           (0.01)        9.91
9/30/99                            10.48            0.46            (0.51)             (0.46)           (0.08)        9.89

---------------------------
INTERMEDIATE BOND PORTFOLIO
---------------------------
BLACKROCK CLASS
9/30/03                           $ 9.81          $ 0.49           $ 0.13             $(0.52)          $(0.02)      $ 9.89
9/30/02                             9.72            0.56             0.17              (0.54)           (0.10)        9.81
9/30/01                             9.13            0.57             0.61              (0.59)              --         9.72
9/30/00                             9.10            0.58             0.03              (0.58)              --         9.13
9/30/99                             9.67            0.58            (0.47)             (0.58)           (0.10)        9.10

INSTITUTIONAL CLASS
9/30/03                           $ 9.81          $ 0.48           $ 0.13             $(0.51)          $(0.02)      $ 9.89
9/30/02                             9.71            0.55             0.18              (0.53)           (0.10)        9.81
9/30/01                             9.13            0.56             0.60              (0.58)              --         9.71
9/30/00                             9.10            0.58             0.02              (0.57)              --         9.13
9/30/99                             9.67            0.57            (0.47)             (0.57)           (0.10)        9.10

SERVICE CLASS
9/30/03                           $ 9.81          $ 0.45           $ 0.13             $(0.48)          $(0.02)      $ 9.89
9/30/02                             9.71            0.52             0.18              (0.50)           (0.10)        9.81
9/30/01                             9.13            0.53             0.60              (0.55)              --         9.71
9/30/00                             9.10            0.55             0.02              (0.54)              --         9.13
9/30/99                             9.67            0.54            (0.47)             (0.54)           (0.10)        9.10

INVESTOR A CLASS
9/30/03                           $ 9.81          $ 0.44           $ 0.13             $(0.48)          $(0.02)      $ 9.88
9/30/02                             9.71            0.50             0.18              (0.48)           (0.10)        9.81
9/30/01                             9.12            0.52             0.61              (0.54)              --         9.71
9/30/00                             9.10            0.53             0.02              (0.53)              --         9.12
9/30/99                             9.67            0.52            (0.47)             (0.52)           (0.10)        9.10

INVESTOR B CLASS
9/30/03                           $ 9.81          $ 0.37           $ 0.13             $(0.40)          $(0.02)      $ 9.89
9/30/02                             9.72            0.43             0.17              (0.41)           (0.10)        9.81
9/30/01                             9.13            0.45             0.61              (0.47)              --         9.72
9/30/00                             9.10            0.47             0.02              (0.46)              --         9.13
9/30/99                             9.67            0.45            (0.47)             (0.45)           (0.10)        9.10

INVESTOR C CLASS
9/30/03                           $ 9.82          $ 0.36           $ 0.13             $(0.40)          $(0.02)      $ 9.89
9/30/02                             9.72            0.42             0.19              (0.41)           (0.10)        9.82
9/30/01                             9.14            0.45             0.60              (0.47)              --         9.72
9/30/00                             9.10            0.46             0.04              (0.46)              --         9.14
10/16/98 1 through 9/30/99          9.65            0.43            (0.45)             (0.43)           (0.10)        9.10

--------------------------------
CORE BOND TOTAL RETURN PORTFOLIO
--------------------------------
BLACKROCK CLASS
9/30/03                           $10.02          $ 0.45           $ 0.16             $(0.55)          $(0.05)      $10.03
9/30/02                             9.98            0.55             0.19              (0.58)           (0.12)       10.02
9/30/01                             9.36            0.58             0.62              (0.58)              --         9.98
9/30/00                             9.31            0.61             0.05              (0.60)           (0.01)        9.36
9/30/99                            10.12            0.59            (0.60)             (0.58)           (0.22)        9.31




                                                                               RATIO OF NET
                                                     NET                       EXPENSES TO      RATIO OF TOTAL
                                                   ASSETS     RATIO OF NET     AVERAGE NET    EXPENSES TO AVERAGE   RATIO OF NET
                                                   END OF      EXPENSES TO       ASSETS           NET ASSETS      INVESTMENT INCOME
                                     TOTAL         PERIOD      AVERAGE NET     (EXCLUDING         (EXCLUDING       TO AVERAGE NET
                                    RETURN          (000)        ASSETS     INTEREST EXPENSE)      WAIVERS)            ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                               1.75% 4   $   12,312        1.82%           1.82%              2.06%               3.17%
9/30/02                               6.68 4         8,197        1.81            1.81               2.04                3.88
9/30/01                              11.55 4         3,518        2.34            1.81               2.56                4.67
9/30/00                               5.26 4         1,398        2.24            1.81               2.45                4.96
9/30/99                              (0.47) 4          809        1.97            1.80               2.19                4.57

INVESTOR C CLASS
9/30/03                               1.75% 4   $   18,028        1.82%           1.82%              2.06%               3.08%
9/30/02                               6.77 4         7,389        1.81            1.81               2.03                3.81
9/30/01                              11.55 4         1,677        2.24            1.77               2.45                4.57
9/30/00                               5.26 4           598        2.23            1.81               2.44                4.87
9/30/99                              (0.47) 4          468        2.00            1.81               2.22                4.56

---------------------------
INTERMEDIATE BOND PORTFOLIO
---------------------------
BLACKROCK CLASS
9/30/03                               6.56%     $  392,112        0.45%           0.45%              0.69%               5.00%
9/30/02                               7.87         371,857        0.48            0.45               0.81                5.82
9/30/01                              13.39         524,046        0.70            0.45               0.92                6.07
9/30/00                               7.05         152,412        1.24            0.45               1.59                6.58
9/30/99                               1.25          42,311        1.61            0.44               1.87                6.27

INSTITUTIONAL CLASS
9/30/03                               6.40%     $  371,079        0.61%           0.60%              0.84%               4.88%
9/30/02                               7.82         378,616        0.63            0.60               0.84                5.68
9/30/01                              13.11         502,749        0.95            0.60               1.16                6.02
9/30/00                               6.89         516,538        1.43            0.60               1.65                6.42
9/30/99                               1.10         476,236        1.74            0.60               1.96                6.12

SERVICE CLASS
9/30/03                               6.08%     $   56,632        0.89%           0.89%              1.11%               4.52%
9/30/02                               7.50          35,198        0.94            0.90               1.15                5.38
9/30/01                              12.77          35,351        1.21            0.90               1.41                5.69
9/30/00                               6.57          25,242        1.74            0.90               1.96                6.12
9/30/99                               0.80          24,299        2.05            0.90               2.26                5.81

INVESTOR A CLASS
9/30/03                               5.92% 3   $   38,547        0.94%           0.94%              1.21%               4.46%
9/30/02                               7.32 3        26,805        1.12            1.07               1.33                5.22
9/30/01                              12.58 3         7,106        1.33            1.06               1.54                5.44
9/30/00                               6.27 3         3,398        1.95            1.08               2.16                5.98
9/30/99                               0.62 3         2,387        2.21            1.08               2.43                5.70

INVESTOR B CLASS
9/30/03                               5.24% 4   $   12,850        1.69%           1.69%              1.96%               3.67%
9/30/02                               6.41 4         6,291        1.86            1.81               2.07                4.45
9/30/01                              11.87 4         2,933        2.05            1.80               2.25                4.67
9/30/00                               5.60 4         1,071        2.66            1.82               2.87                5.19
9/30/99                              (0.13) 4        1,010        2.81            1.79               3.02                4.89

INVESTOR C CLASS
9/30/03                               5.13% 4   $   13,046        1.68%           1.68%              1.95%               3.58%
9/30/02                               6.52 4         3,950        1.85            1.80               2.06                4.39
9/30/01                              11.74 4           885        2.11            1.81               2.31                4.73
9/30/00                               5.71 4           475        2.71            1.82               2.92                5.20
10/16/98 1 through 9/30/99           (0.18) 4          420        2.81 2          1.82 2             3.02 2              4.99 2

--------------------------------
CORE BOND TOTAL RETURN PORTFOLIO
--------------------------------
BLACKROCK CLASS
9/30/03                               6.33%     $1,035,461        0.40%           0.40%              0.65%               4.50%
9/30/02                               7.74         763,736        0.46            0.40               0.79                5.58
9/30/01                              13.21         530,153        0.47            0.40               0.72                6.02
9/30/00                               7.45         320,489        0.62            0.40               0.99                6.68
9/30/99                              (0.02)        160,791        0.79            0.40               1.07                6.13



                                     RATIO OF NET
                                  INVESTMENT INCOME
                                     TO AVERAGE
                                     NET ASSETS        PORTFOLIO
                                     (EXCLUDING        TURNOVER
                                      WAIVERS)           RATE
----------------------------------------------------------------
INVESTOR B CLASS
9/30/03                                 2.92%            143%
9/30/02                                 3.66             183
9/30/01                                 4.46             157
9/30/00                                 4.75             131
9/30/99                                 4.34             191

INVESTOR C CLASS
9/30/03                                 2.84%            143%
9/30/02                                 3.59             183
9/30/01                                 4.36             157
9/30/00                                 4.66             131
9/30/99                                 4.34             191

---------------------------
INTERMEDIATE BOND PORTFOLIO
---------------------------
BLACKROCK CLASS
9/30/03                                 4.76%            220%
9/30/02                                 5.50             239
9/30/01                                 5.85             250
9/30/00                                 6.23             199
9/30/99                                 6.00             221

INSTITUTIONAL CLASS
9/30/03                                 4.66%            220%
9/30/02                                 5.47             239
9/30/01                                 5.82             250
9/30/00                                 6.20             199
9/30/99                                 5.90             221

SERVICE CLASS
9/30/03                                 4.30%            220%
9/30/02                                 5.17             239
9/30/01                                 5.48             250
9/30/00                                 5.90             199
9/30/99                                 5.60             221

INVESTOR A CLASS
9/30/03                                 4.19%            220%
9/30/02                                 5.01             239
9/30/01                                 5.24             250
9/30/00                                 5.76             199
9/30/99                                 5.49             221

INVESTOR B CLASS
9/30/03                                 3.40%            220%
9/30/02                                 4.24             239
9/30/01                                 4.47             250
9/30/00                                 4.97             199
9/30/99                                 4.68             221

INVESTOR C CLASS
9/30/03                                 3.32%            220%
9/30/02                                 4.18             239
9/30/01                                 4.53             250
9/30/00                                 4.98             199
10/16/98 1 through 9/30/99              4.77 2           221

--------------------------------
CORE BOND TOTAL RETURN PORTFOLIO
--------------------------------
BLACKROCK CLASS
9/30/03                                 4.26%            659%
9/30/02                                 5.24             359
9/30/01                                 5.78             304
9/30/00                                 6.31             248
9/30/99                                 5.85             328

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

78 and 79

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                   NET                           NET GAIN                                             NET
                                  ASSET                          (LOSS) ON        DISTRIBUTIONS    DISTRIBUTIONS     ASSET
                                  VALUE            NET          INVESTMENTS         FROM NET         FROM NET        VALUE
                                BEGINNING      INVESTMENT     (BOTH REALIZED       INVESTMENT        REALIZED       END OF
                                OF PERIOD        INCOME       AND UNREALIZED)       INCOME 7           GAINS        PERIOD
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
9/30/03                           $10.00          $ 0.44           $ 0.16             $(0.54)          $(0.05)      $10.01
9/30/02                             9.98            0.54             0.17              (0.57)           (0.12)       10.00
9/30/01                             9.36            0.57             0.62              (0.57)              --         9.98
9/30/00                             9.31            0.60             0.05              (0.59)           (0.01)        9.36
9/30/99                            10.12            0.57            (0.59)             (0.57)           (0.22)        9.31

SERVICE CLASS
9/30/03                           $ 9.99          $ 0.42           $ 0.16             $(0.51)          $(0.05)      $10.01
9/30/02                             9.98            0.53             0.14              (0.54)           (0.12)        9.99
9/30/01                             9.36            0.54             0.62              (0.54)              --         9.98
9/30/00                             9.31            0.57             0.05              (0.56)           (0.01)        9.36
9/30/99                            10.12            0.54            (0.59)             (0.54)           (0.22)        9.31

INVESTOR A CLASS
9/30/03                           $10.00          $ 0.40           $ 0.16             $(0.50)          $(0.05)      $10.01
9/30/02                             9.99            0.48             0.17              (0.52)           (0.12)       10.00
9/30/01                             9.36            0.52             0.63              (0.52)              --         9.99
9/30/00                             9.31            0.55             0.05              (0.54)           (0.01)        9.36
9/30/99                            10.12            0.53            (0.60)             (0.52)           (0.22)        9.31

INVESTOR B CLASS
9/30/03                           $10.00          $ 0.33           $ 0.16             $(0.43)          $(0.05)      $10.01
9/30/02                             9.98            0.42             0.17              (0.45)           (0.12)       10.00
9/30/01                             9.35            0.46             0.62              (0.45)              --         9.98
9/30/00                             9.31            0.48             0.04              (0.47)           (0.01)        9.35
9/30/99                            10.12            0.46            (0.60)             (0.45)           (0.22)        9.31

INVESTOR C CLASS
9/30/03                           $10.01          $ 0.33           $ 0.16             $(0.43)          $(0.05)      $10.02
9/30/02                             9.99            0.42             0.17              (0.45)           (0.12)       10.01
9/30/01                             9.35            0.46             0.63              (0.45)              --         9.99
9/30/00                             9.31            0.47             0.05              (0.47)           (0.01)        9.35
9/30/99                            10.12            0.47            (0.61)             (0.45)           (0.22)        9.31

--------------------------------
CORE PLUS TOTAL RETURN PORTFOLIO
--------------------------------
BLACKROCK CLASS
9/30/03                           $10.31          $ 0.42           $ 0.29             $(0.50)          $(0.06)      $10.46
12/7/01 1 through 9/30/02          10.00            0.40             0.32              (0.41)              --        10.31

INSTITUTIONAL CLASS
9/30/03                           $10.31          $ 0.40           $ 0.29             $(0.48)          $(0.06)      $10.46
12/7/01 1 through 9/30/02          10.00            0.24             0.47              (0.40)              --        10.31

SERVICE CLASS
9/30/03                           $10.31          $ 0.37           $ 0.29             $(0.45)          $(0.06)      $10.46
12/7/01 1 through 9/30/02          10.00            0.23             0.48              (0.40)              --        10.31

INVESTOR A CLASS
9/30/03                           $10.31          $ 0.37           $ 0.29             $(0.45)          $(0.06)      $10.46
12/7/01 1 through 9/30/02          10.00            0.08             0.59              (0.36)              --        10.31

INVESTOR B CLASS
9/30/03                           $10.31          $ 0.29           $ 0.29             $(0.37)          $(0.06)      $10.46
12/7/01 1 through 9/30/02          10.00            0.43             0.21              (0.33)              --        10.31

INVESTOR C CLASS
9/30/03                           $10.31          $ 0.29           $ 0.29             $(0.37)          $(0.06)      $10.46
12/7/01 1 through 9/30/02          10.00            0.43             0.21              (0.33)              --        10.31




                                                                          RATIO OF NET
                                                NET                       EXPENSES TO      RATIO OF TOTAL
                                              ASSETS     RATIO OF NET     AVERAGE NET    EXPENSES TO AVERAGE   RATIO OF NET
                                              END OF      EXPENSES TO       ASSETS           NET ASSETS      INVESTMENT INCOME
                                    TOTAL     PERIOD      AVERAGE NET     (EXCLUDING         (EXCLUDING       TO AVERAGE NET
                                   RETURN      (000)        ASSETS     INTEREST EXPENSE)      WAIVERS)            ASSETS
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
9/30/03                              6.19%     $  907,864        0.55%        0.55%              0.78%             4.43%
9/30/02                              7.36         918,935        0.60         0.55               0.82              5.46
9/30/01                             13.04       1,088,073        0.63         0.55               0.85              5.90
9/30/00                              7.29       1,051,089        0.78         0.55               1.02              6.51
9/30/99                             (0.17)        712,529        0.93         0.55               1.19              5.94

SERVICE CLASS
9/30/03                              5.98%     $  139,499        0.85%        0.85%              1.08%             4.08%
9/30/02                              6.94         115,774        0.91         0.85               1.13              5.17
9/30/01                             12.71         112,748        0.91         0.85               1.13              5.55
9/30/00                              6.98          59,334        1.11         0.85               1.35              6.19
9/30/99                             (0.47)         65,758        1.23         0.86               1.48              5.63

INVESTOR A CLASS
9/30/03                              5.81% 3   $  113,190        0.90%        0.90%              1.25%             4.01%
9/30/02                              6.75 3        90,460        1.08         1.02               1.30              4.99
9/30/01                             12.63 3        22,123        1.07         1.02               1.28              5.33
9/30/00                              5.89 3         6,977        1.27         1.02               1.51              5.98
9/30/99                             (0.64) 3        6,776        1.41         1.03               1.66              5.48

INVESTOR B CLASS
9/30/03                              5.03% 4   $   70,550        1.65%        1.65%              2.00%             3.26%
9/30/02                              6.06 4        56,047        1.83         1.76               2.04              4.24
9/30/01                             11.69 4        36,314        1.81         1.75               2.02              4.60
9/30/00                              5.89 4        12,189        2.04         1.77               2.28              5.26
9/30/99                             (1.38) 4       14,383        2.15         1.77               2.41              4.72

INVESTOR C CLASS
9/30/03                              5.02% 4   $   81,478        1.65%        1.65%              2.00%             3.22%
9/30/02                              6.06 4        47,326        1.82         1.76               2.04              4.24
9/30/01                             11.80 4        21,678        1.79         1.75               2.00              4.56
9/30/00                              6.00 4         2,911        2.07         1.77               2.31              5.20
9/30/99                             (1.38) 4        6,762        2.16         1.76               2.40              4.81

--------------------------------
CORE PLUS TOTAL RETURN PORTFOLIO
--------------------------------
BLACKROCK CLASS
9/30/03                              7.00%     $  224,248        0.40%        0.40%              0.75%             3.62%
12/7/01 1 through 9/30/02            7.37          95,503        0.32 2       0.32 2             0.72 2            3.94 2

INSTITUTIONAL CLASS
9/30/03                              6.84%     $       --        0.55%        0.55%              0.90%             3.47%
12/7/01 1 through 9/30/02            7.21              --        0.52 2       0.52 2             0.93 2            3.80 2

SERVICE CLASS
9/30/03                              6.53%     $       --        0.85%        0.85%              1.20%             3.17%
12/7/01 1 through 9/30/02            7.22              --        0.82 2       0.82 2             1.23 2            3.50 2

INVESTOR A CLASS
9/30/03                              6.47% 3   $        8        0.90%        0.90%              1.25%             3.12%
12/7/01 1 through 9/30/02            6.88 3             2        0.99 2       0.99 2             1.40 2            3.33 2

INVESTOR B CLASS
9/30/03                              5.68% 4   $       80        1.65%        1.65%              2.00%             2.37%
12/7/01 1 through 9/30/02            6.46 4            --        1.74 2       1.74 2             2.15 2            2.58 2

INVESTOR C CLASS
9/30/03                              5.68% 4   $       --        1.65%        1.65%              2.00%             2.37%
12/7/01 1 through 9/30/02            6.46 4            --        1.74 2       1.74 2             2.15 2            2.58 2




                                    RATIO OF NET
                                  INVESTMENT INCOME
                                     TO AVERAGE
                                     NET ASSETS      PORTFOLIO
                                     (EXCLUDING      TURNOVER
                                      WAIVERS)         RATE
--------------------------------------------------------------
INSTITUTIONAL CLASS
9/30/03                                4.20%            659%
9/30/02                                5.24             359
9/30/01                                5.67             304
9/30/00                                6.27             248
9/30/99                                5.68             328

SERVICE CLASS
9/30/03                                3.85%            659%
9/30/02                                4.95             359
9/30/01                                5.33             304
9/30/00                                5.95             248
9/30/99                                5.37             328

INVESTOR A CLASS
9/30/03                                3.66%            659%
9/30/02                                4.77             359
9/30/01                                5.12             304
9/30/00                                5.74             248
9/30/99                                5.23             328

INVESTOR B CLASS
9/30/03                                2.91%            659%
9/30/02                                4.02             359
9/30/01                                4.39             304
9/30/00                                5.02             248
9/30/99                                4.47             328

INVESTOR C CLASS
9/30/03                                2.87%            659%
9/30/02                                4.02             359
9/30/01                                4.35             304
9/30/00                                4.96             248
9/30/99                                4.56             328

--------------------------------
CORE PLUS TOTAL RETURN PORTFOLIO
--------------------------------
BLACKROCK CLASS
9/30/03                                3.27%          1,021%
12/7/01 1 through 9/30/02              3.54 2           330

INSTITUTIONAL CLASS
9/30/03                                3.12%          1,021%
12/7/01 1 through 9/30/02              3.38 2           330

SERVICE CLASS
9/30/03                                2.82%          1,021%
12/7/01 1 through 9/30/02              3.08 2           330

INVESTOR A CLASS
9/30/03                                2.77%          1,021%
12/7/01 1 through 9/30/02              2.91 2           330

INVESTOR B CLASS
9/30/03                                2.02%          1,021%
12/7/01 1 through 9/30/02              2.16 2           330

INVESTOR C CLASS
9/30/03                                2.02%          1,021%
12/7/01 1 through 9/30/02              2.16 2           330


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

80 and 81

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                   NET                    NET GAIN                                                     NET
                                  ASSET                   (LOSS) ON      DISTRIBUTIONS                 DISTRIBUTIONS  ASSET
                                  VALUE        NET       INVESTMENTS       FROM NET     DISTRIBUTIONS    FROM NET     VALUE
                                BEGINNING  INVESTMENT  (BOTH REALIZED     INVESTMENT        FROM         REALIZED     END OF
                                OF PERIOD    INCOME    AND UNREALIZED)     INCOME 7        CAPITAL        GAINS       PERIOD
----------------------------------------------------------------------------------------------------------------------------------
---------------------------
GOVERNMENT INCOME PORTFOLIO
---------------------------
BLACKROCK CLASS
02/07/03 1 through 9/30/03        $11.27    $ 0.59 8      $(0.18)           $(0.34)        $   --         $   --      $11.34

INVESTOR A CLASS
9/30/03                           $11.40    $ 0.33 8      $ 0.15            $(0.46)        $   --         $(0.09)     $11.33
9/30/02                            10.99      0.43 8        0.76             (0.51)            --          (0.27)      11.40
9/30/01                            10.03      0.55          0.95             (0.54)            --             --       10.99
9/30/00                             9.92      0.56          0.13             (0.54)         (0.04)            --       10.03
9/30/99                            10.84      0.55         (0.70)            (0.54)         (0.07)         (0.16)       9.92

INVESTOR B CLASS
9/30/03                           $11.40    $ 0.29 8      $ 0.11            $(0.38)        $   --         $(0.09)     $11.33
9/30/02                            10.98      0.37 8        0.75             (0.43)            --          (0.27)      11.40
9/30/01                            10.03      0.47          0.94             (0.46)            --             --       10.98
9/30/00                             9.92      0.49          0.13             (0.47)         (0.04)            --       10.03
9/30/99                            10.84      0.47         (0.70)            (0.46)         (0.07)         (0.16)       9.92

INVESTOR C CLASS
9/30/03                           $11.38    $ 0.29 8      $ 0.11            $(0.38)        $   --         $(0.09)     $11.31
9/30/02                            10.97      0.34 8        0.77             (0.43)            --          (0.27)      11.38
9/30/01                            10.02      0.47          0.94             (0.46)            --             --       10.97
9/30/00                             9.92      0.49          0.12             (0.47)         (0.04)            --       10.02
9/30/99                            10.84      0.47         (0.70)            (0.46)         (0.07)         (0.16)       9.92

--------------
GNMA PORTFOLIO
--------------
BLACKROCK CLASS
12/19/02 1 through 9/30/03        $10.27    $ 0.41        $(0.18)           $(0.48)        $   --         $   --      $10.02

INSTITUTIONAL CLASS
9/30/03                           $10.23    $ 0.46        $(0.06)           $(0.61)        $   --         $   --      $10.02
9/30/02                            10.28      0.58          0.21             (0.63)            --          (0.21)      10.23
9/30/01                             9.70      0.64          0.57             (0.63)            --             --       10.28
9/30/00                             9.61      0.62          0.13             (0.64)            --          (0.02)       9.70
9/30/99                            10.11      0.61         (0.49)            (0.60)            --          (0.02)       9.61

SERVICE CLASS
9/30/03                           $10.23    $ 0.49        $(0.13)           $(0.58)        $   --         $   --      $10.01
9/30/02                            10.29      0.55          0.20             (0.60)            --          (0.21)      10.23
9/30/01                             9.72      0.61          0.56             (0.60)            --             --       10.29
9/30/00                             9.61      0.58          0.16             (0.61)            --          (0.02)       9.72
9/30/99                            10.11      0.58         (0.49)            (0.57)            --          (0.02)       9.61

INVESTOR A CLASS
9/30/03                           $10.27    $ 0.45        $(0.10)           $(0.56)        $   --         $   --      $10.06
9/30/02                            10.32      0.51          0.23             (0.58)            --          (0.21)      10.27
9/30/01                             9.71      0.59          0.60             (0.58)            --             --       10.32
9/30/00                             9.61      0.56          0.15             (0.59)            --          (0.02)       9.71
9/30/99                            10.11      0.56         (0.49)            (0.55)            --          (0.02)       9.61

INVESTOR B CLASS
9/30/03                           $10.24    $ 0.37        $(0.10)           $(0.48)        $   --         $   --      $10.03
9/30/02                            10.29      0.45          0.21             (0.50)            --          (0.21)      10.24
9/30/01                             9.71      0.51          0.58             (0.51)            --             --       10.29
9/30/00                             9.61      0.49          0.15             (0.52)            --          (0.02)       9.71
9/30/99                            10.11      0.48         (0.49)            (0.47)            --          (0.02)       9.61

INVESTOR C CLASS
9/30/03                           $10.23    $ 0.37        $(0.11)           $(0.48)        $   --         $   --      $10.01
9/30/02                            10.27      0.44          0.23             (0.50)            --          (0.21)      10.23
9/30/01                             9.68      0.51          0.59             (0.51)            --             --       10.27
9/30/00                             9.61      0.50          0.11             (0.52)            --          (0.02)       9.68
9/30/99                            10.11      0.48         (0.49)            (0.47)            --          (0.02)       9.61




                                                                        RATIO OF NET
                                              NET                       EXPENSES TO      RATIO OF TOTAL
                                            ASSETS     RATIO OF NET     AVERAGE NET    EXPENSES TO AVERAGE   RATIO OF NET
                                            END OF      EXPENSES TO       ASSETS           NET ASSETS      INVESTMENT INCOME
                                 TOTAL      PERIOD      AVERAGE NET     (EXCLUDING         (EXCLUDING       TO AVERAGE NET
                                RETURN       (000)        ASSETS     INTEREST EXPENSE)      WAIVERS)            ASSETS
----------------------------------------------------------------------------------------------------------------------------
---------------------------
GOVERNMENT INCOME PORTFOLIO
---------------------------
BLACKROCK CLASS
02/07/03 1 through 9/30/03      3.68%     $        3       0.29% 2          0.29% 2            0.47% 2            2.88% 2

INVESTOR A CLASS
9/30/03                         4.34% 3   $   86,559       1.07%            1.07%              1.34%              2.98%
9/30/02                        11.47 3        42,845       1.11             1.07               1.41               4.06
9/30/01                        15.36 3        12,040       1.31             1.06               1.60               5.16
9/30/00                         7.27 3         5,716       2.43             1.06               2.77               5.71
9/30/99                        (1.40) 3        6,713       1.96             1.07               2.32               5.30

INVESTOR B CLASS
9/30/03                         3.56% 4   $   53,896       1.82%            1.82%              2.09%              2.55%
9/30/02                        10.74 4        48,240       1.87             1.82               2.17               3.49
9/30/01                        14.41 4        29,936       2.10             1.82               2.39               4.52
9/30/00                         6.48 4        24,608       3.25             1.82               3.60               5.05
9/30/99                        (2.14) 4       34,753       2.72             1.81               3.08               4.55

INVESTOR C CLASS
9/30/03                         3.56% 4   $   29,537       1.82%            1.82%              2.09%              2.54%
9/30/02                        10.66 4        18,378       1.84             1.81               2.13               3.21
9/30/01                        14.42 4         3,589       2.04             1.80               2.33               4.41
9/30/00                         6.38 4         1,279       3.29             1.82               3.64               5.10
9/30/99                        (2.14) 4        2,435       2.70             1.81               3.06               4.52

--------------
GNMA PORTFOLIO
--------------
BLACKROCK CLASS
12/19/02 1 through 9/30/03      2.33%     $   59,934       0.35% 2          0.35% 2            0.61% 2            3.21% 2

INSTITUTIONAL CLASS
9/30/03                         4.00%     $  172,358       0.64%            0.60%              0.95%              4.77%
9/30/02                         8.03         183,328       0.95             0.60               1.24               5.62
9/30/01                        12.84         117,528       1.34             0.60               1.66               6.40
9/30/00                         7.58          95,108       1.49             0.60               1.84               6.52
9/30/99                         1.14         110,611       0.86             0.60               1.21               6.15

SERVICE CLASS
9/30/03                         3.58%     $    1,554       0.93%            0.90%              1.25%              4.59%
9/30/02                         7.61           1,069       1.14             0.90               1.44               5.01
9/30/01                        12.38             224       1.59             0.90               1.92               6.07
9/30/00                         7.47             197       1.78             0.90               2.15               6.17
9/30/99                         0.84              97       1.31             0.88               1.64               6.12

INVESTOR A CLASS
9/30/03                         3.50% 3   $   18,978       1.11%            1.07%              1.42%              4.15%
9/30/02                         7.50 3        13,620       1.36             1.07               1.65               4.81
9/30/01                        12.74 3         3,672       1.81             1.07               2.13               5.87
9/30/00                         7.18 3         1,882       1.98             1.08               2.33               6.06
9/30/99                         0.67 3         1,106       1.37             1.08               1.69               5.76

INVESTOR B CLASS
9/30/03                         2.74% 4   $   32,486       1.85%            1.82%              2.16%              3.44%
9/30/02                         6.72 4        23,928       2.07             1.80               2.36               4.07
9/30/01                        11.48 4         4,936       2.53             1.77               2.83               4.77
9/30/00                         6.39 4           335       2.71             1.81               3.06               5.24
9/30/99                        (0.09) 4          229       2.08             1.81               2.43               4.94

INVESTOR C CLASS
9/30/03                         2.64% 4   $   51,109       1.85%            1.82%              2.16%              3.44%
9/30/02                         6.84 4        36,220       1.94             1.79               2.23               3.77
9/30/01                        11.62 4         1,225       2.48             1.75               2.79               4.64
9/30/00                         6.39 4            29       2.69             1.81               3.04               5.33
9/30/99                        (0.09) 4           24       2.16             1.71               2.50               5.15




                               RATIO OF NET
                             INVESTMENT INCOME
                                TO AVERAGE
                                NET ASSETS      PORTFOLIO
                                (EXCLUDING      TURNOVER
                                 WAIVERS)         RATE
---------------------------------------------------------
---------------------------
GOVERNMENT INCOME PORTFOLIO
---------------------------
BLACKROCK CLASS
02/07/03 1 through 9/30/03         2.69% 2        1,981%

INVESTOR A CLASS
9/30/03                            2.71%          1,981%
9/30/02                            3.77             615
9/30/01                            4.87             849
9/30/00                            5.37             168
9/30/99                            4.94             195

INVESTOR B CLASS
9/30/03                            2.28%          1,981%
9/30/02                            3.20             615
9/30/01                            4.23             849
9/30/00                            4.71             168
9/30/99                            4.19             195

INVESTOR C CLASS
9/30/03                            2.27%          1,981%
9/30/02                            2.92             615
9/30/01                            4.12             849
9/30/00                            4.76             168
9/30/99                            4.16             195

--------------
GNMA PORTFOLIO
--------------
BLACKROCK CLASS
12/19/02 1 through 9/30/03         2.94% 2        1,365%

INSTITUTIONAL CLASS
9/30/03                            4.46%          1,365%
9/30/02                            5.33             401
9/30/01                            6.07             773
9/30/00                            6.16             184
9/30/99                            5.81             124

SERVICE CLASS
9/30/03                            4.28%          1,365%
9/30/02                            4.71             401
9/30/01                            5.75             773
9/30/00                            5.81             184
9/30/99                            5.79             124

INVESTOR A CLASS
9/30/03                            3.84%          1,365%
9/30/02                            4.52             401
9/30/01                            5.55             773
9/30/00                            5.70             184
9/30/99                            5.44             124

INVESTOR B CLASS
9/30/03                            3.13%          1,365%
9/30/02                            3.78             401
9/30/01                            4.46             773
9/30/00                            4.89             184
9/30/99                            4.59             124

INVESTOR C CLASS
9/30/03                            3.13%          1,365%
9/30/02                            3.48             401
9/30/01                            4.33             773
9/30/00                            4.98             184
9/30/99                            4.81             124

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

82 and 83

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                   NET                     NET GAIN                                                     NET
                                  ASSET                    (LOSS) ON     DISTRIBUTIONS                DISTRIBUTIONS    ASSET
                                  VALUE        NET        INVESTMENTS      FROM NET     DISTRIBUTIONS   FROM NET       VALUE
                                BEGINNING  INVESTMENT   (BOTH REALIZED    INVESTMENT        FROM        REALIZED      END OF
                                OF PERIOD    INCOME     AND UNREALIZED)    INCOME 7        CAPITAL        GAINS       PERIOD
---------------------------------------------------------------------------------------------------------------------------------
------------------------
MANAGED INCOME PORTFOLIO
------------------------
INSTITUTIONAL CLASS
9/30/03                           $10.71    $ 0.55        $ 0.17            $(0.63)        $   --         $   --      $10.80
9/30/02                            10.60      0.60          0.10             (0.59)            --             --       10.71
9/30/01                             9.92      0.61          0.68             (0.61)            --             --       10.60
9/30/00                             9.92      0.62          0.02             (0.62)            --          (0.02)       9.92
9/30/99                            10.64      0.62         (0.57)            (0.62)            --          (0.15)       9.92

SERVICE CLASS
9/30/03                           $10.71    $ 0.54        $ 0.15            $(0.60)        $   --         $   --      $10.80
9/30/02                            10.60      0.58          0.09             (0.56)            --             --       10.71
9/30/01                             9.92      0.58          0.68             (0.58)            --             --       10.60
9/30/00                             9.92      0.60          0.01             (0.59)            --          (0.02)       9.92
9/30/99                            10.64      0.59         (0.57)            (0.59)            --          (0.15)       9.92

INVESTOR A CLASS
9/30/03                           $10.71    $ 0.50        $ 0.17            $(0.58)        $   --         $   --      $10.80
9/30/02                            10.60      0.54          0.11             (0.54)            --             --       10.71
9/30/01                             9.92      0.56          0.68             (0.56)            --             --       10.60
9/30/00                             9.92      0.59          0.01             (0.58)            --          (0.02)       9.92
9/30/99                            10.64      0.58         (0.57)            (0.58)            --          (0.15)       9.92

INVESTOR B CLASS
9/30/03                           $10.71    $ 0.41        $ 0.18            $(0.50)        $   --         $   --      $10.80
9/30/02                            10.60      0.47          0.10             (0.46)            --             --       10.71
9/30/01                             9.92      0.49          0.68             (0.49)            --             --       10.60
9/30/00                             9.92      0.51          0.02             (0.51)            --          (0.02)       9.92
9/30/99                            10.64      0.50         (0.57)            (0.50)            --          (0.15)       9.92

INVESTOR C CLASS
9/30/03                           $10.68    $ 0.41        $ 0.19            $(0.50)        $   --         $   --      $10.78
9/30/02                            10.57      0.47          0.10             (0.46)            --             --       10.68
9/30/01                             9.91      0.49          0.66             (0.49)            --             --       10.57
11/22/99 6 through 9/30/00          9.92      0.44         (0.02)            (0.43)            --             --        9.91
5/19/99 1 through 9/30/99          10.14      0.08         (0.22)            (0.08)            --             --        9.92

----------------------------
INTERNATIONAL BOND PORTFOLIO
----------------------------
INSTITUTIONAL CLASS
9/30/03                           $10.54    $ 0.29 8      $ 0.81            $(0.33)        $(0.17)        $(0.07)     $11.07
9/30/02                            10.53      0.42 8        0.17             (0.58)            --             --       10.54
9/30/01                            10.69      0.55          0.68             (1.39)            --             --       10.53
9/30/00                            10.81      0.49          0.23             (0.52)            --          (0.32)      10.69
9/30/99                            11.24      0.30         (0.09)            (0.64)            --             --       10.81

SERVICE CLASS
9/30/03                           $10.54    $ 0.26 8      $ 0.81            $(0.29)        $(0.17)        $(0.07)     $11.08
9/30/02                            10.53      0.37 8        0.19             (0.55)            --             --       10.54
9/30/01                            10.69      0.50          0.70             (1.36)            --             --       10.53
9/30/00                            10.81      0.46          0.23             (0.49)            --          (0.32)      10.69
9/30/99                            11.24      0.24         (0.06)            (0.61)            --             --       10.81

INVESTOR A CLASS
9/30/03                           $10.54    $ 0.24 8      $ 0.81            $(0.28)        $(0.17)        $(0.07)     $11.07
9/30/02                            10.53      0.35 8        0.19             (0.53)           --              --       10.54
9/30/01                            10.69      0.47          0.71             (1.34)           --              --       10.53
9/30/00                            10.81      0.46          0.21             (0.47)           --           (0.32)      10.69
9/30/99                            11.24      0.23         (0.07)            (0.59)           --              --       10.81

INVESTOR B CLASS
9/30/03                           $10.54    $ 0.16 8      $ 0.81            $(0.20)        $(0.17)        $(0.07)     $11.07
9/30/02                            10.53      0.27 8        0.19             (0.45)            --             --       10.54
9/30/01                            10.69      0.39          0.71             (1.26)            --             --       10.53
9/30/00                            10.81      0.36          0.23             (0.39)            --          (0.32)      10.69
9/30/99                            11.24      0.13         (0.05)            (0.51)            --             --       10.81




                                                                              RATIO OF NET
                                                    NET                       EXPENSES TO      RATIO OF TOTAL
                                                  ASSETS     RATIO OF NET     AVERAGE NET    EXPENSES TO AVERAGE   RATIO OF NET
                                                  END OF      EXPENSES TO       ASSETS           NET ASSETS      INVESTMENT INCOME
                                     TOTAL        PERIOD      AVERAGE NET     (EXCLUDING         (EXCLUDING       TO AVERAGE NET
                                    RETURN         (000)        ASSETS     INTEREST EXPENSE)      WAIVERS)            ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
------------------------
MANAGED INCOME PORTFOLIO
------------------------
INSTITUTIONAL CLASS
9/30/03                               6.91%     $  810,453       0.65%            0.65%              0.82%              5.09%
9/30/02                               6.82         924,211       0.75             0.65               0.90               5.67
9/30/01                              13.39       1,042,238       1.07             0.65               1.19               5.98
9/30/00                               6.84       1,158,375       1.30             0.65               1.41               6.44
9/30/99                               0.57       1,252,991       1.45             0.65               1.57               6.11

SERVICE CLASS
9/30/03                               6.58%     $   92,336       0.96%            0.95%              1.13%              4.77%
9/30/02                               6.50         137,084       1.06             0.95               1.19               5.34
9/30/01                              13.05         238,117       1.37             0.95               1.48               5.68
9/30/00                               6.52         284,075       1.59             0.95               1.70               6.15
9/30/99                               0.26         270,943       1.76             0.95               1.88               5.81

INVESTOR A CLASS
9/30/03                               6.41% 3   $   49,870       1.13%            1.12%              1.30%              4.59%
9/30/02                               6.32 3        52,794       1.23             1.12               1.38               5.19
9/30/01                              12.86 3        20,196       1.50             1.13               1.61               5.46
9/30/00                               6.35 3        16,936       1.77             1.12               1.89               6.03
9/30/99                               0.09 3        15,092       1.93             1.12               2.04               5.62

INVESTOR B CLASS
9/30/03                               5.61% 4   $   10,425       1.87%            1.87%              2.05%              3.82%
9/30/02                               5.53 4         9,582       1.99             1.87               2.11               4.47
9/30/01                              12.03 4         7,981       2.21             1.87               2.33               4.70
9/30/00                               5.56 4         4,831       2.53             1.87               2.64               5.23
9/30/99                              (0.66) 4        5,818       2.68             1.87               2.80               4.88

INVESTOR C CLASS
9/30/03                               5.73% 4   $      763       1.87%            1.87%              2.05%              3.79%
9/30/02                               5.54 4           554       2.00             1.87               2.14               4.49
9/30/01                              11.84 4           345       2.03             1.86               2.14               4.59
11/22/99 6 through 9/30/00            4.91 4            31       2.36 2           1.78 2             2.47 2             5.25 2
5/19/99 1 through 9/30/99               --              -- 5     2.53 2           1.79 2             2.64 2             4.93 2

----------------------------
INTERNATIONAL BOND PORTFOLIO
----------------------------
INSTITUTIONAL CLASS
9/30/03                              10.78%     $   64,038       0.94%            0.94%              0.94%              2.69%
9/30/02                               5.79          35,425       1.05             0.90               1.05               3.89
9/30/01                              12.30          73,636       2.43             0.88               2.43               5.54
9/30/00                               7.04          69,172       1.38             0.92               1.38               4.69
9/30/99                               1.91          59,265       1.03             1.03               1.03               3.79

SERVICE CLASS
9/30/03                              10.55%     $   48,584       1.24%            1.24%              1.24%              2.41%
9/30/02                               5.47          27,131       1.30             1.20               1.30               3.55
9/30/01                              11.97          11,045       2.74             1.20               2.74               5.08
9/30/00                               6.72           4,092       1.66             1.22               1.66               4.36
9/30/99                               1.60           3,730       1.33             1.33               1.33               3.50

INVESTOR A CLASS
9/30/03                              10.27% 3   $   74,821       1.41%            1.41%              1.41%              2.21%
9/30/02                               5.29 3        39,727       1.47             1.37               1.47               3.36
9/30/01                              11.79 3        16,827       2.88             1.36               2.88               4.85
9/30/00                               6.54 3         5,435       1.89             1.38               1.89               4.20
9/30/99                               1.43 3         2,638       1.49             1.49               1.49               3.30

INVESTOR B CLASS
9/30/03                               9.45% 4   $   13,087       2.16%            2.16%              2.16%              1.51%
9/30/02                               4.51 4        11,470       2.25             2.11               2.25               2.64
9/30/01                              10.96 4         7,393       3.63             2.10               3.63               4.17
9/30/00                               5.74 4         3,283       2.59             2.13               2.59               3.45
9/30/99                               0.67 4         2,447       2.24             2.24               2.24               2.56





                                 RATIO OF NET
                              INVESTMENT INCOME
                                 TO AVERAGE
                                 NET ASSETS        PORTFOLIO
                                 (EXCLUDING        TURNOVER
                                  WAIVERS)           RATE
-------------------------------------------------------------
------------------------
MANAGED INCOME PORTFOLIO
------------------------
INSTITUTIONAL CLASS
9/30/03                             4.92%            613%
9/30/02                             5.54             290
9/30/01                             5.86             262
9/30/00                             6.33             205
9/30/99                             5.99             239

SERVICE CLASS
9/30/03                             4.59%            613%
9/30/02                             5.21             290
9/30/01                             5.56             262
9/30/00                             6.04             205
9/30/99                             5.69             239

INVESTOR A CLASS
9/30/03                             4.42%            613%
9/30/02                             5.05             290
9/30/01                             5.34             262
9/30/00                             5.92             205
9/30/99                             5.50             239

INVESTOR B CLASS
9/30/03                             3.65%            613%
9/30/02                             4.34             290
9/30/01                             4.59             262
9/30/00                             5.12             205
9/30/99                             4.77             239

INVESTOR C CLASS
9/30/03                             3.62%            613%
9/30/02                             4.35             290
9/30/01                             4.48             262
11/22/99 6 through 9/30/00          5.14 2           205
5/19/99 1 through 9/30/99           4.82 2           239

----------------------------
INTERNATIONAL BOND PORTFOLIO
----------------------------
INSTITUTIONAL CLASS
9/30/03                             2.69%            209%
9/30/02                             3.89             206
9/30/01                             5.54             111
9/30/00                             4.69             266
9/30/99                             3.79             317

SERVICE CLASS
9/30/03                             2.41%            209%
9/30/02                             3.55             206
9/30/01                             5.08             111
9/30/00                             4.36             266
9/30/99                             3.50             317

INVESTOR A CLASS
9/30/03                             2.21%            209%
9/30/02                             3.36             206
9/30/01                             4.85             111
9/30/00                             4.20             266
9/30/99                             3.30             317

INVESTOR B CLASS
9/30/03                             1.51%            209%
9/30/02                             2.64             206
9/30/01                             4.17             111
9/30/00                             3.45             266
9/30/99                             2.56             317


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

84 and 85

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            RATIO OF NET RATIO OF NET


                                    NET                   NET GAIN                                                      NET
                                   ASSET                  (LOSS) ON     DISTRIBUTIONS                 DISTRIBUTIONS    ASSET
                                   VALUE       NET       INVESTMENTS      FROM NET     DISTRIBUTIONS    FROM NET       VALUE
                                 BEGINNING INVESTMENT  (BOTH REALIZED    INVESTMENT        FROM         REALIZED      END OF
                                 OF PERIOD   INCOME    AND UNREALIZED)    INCOME 7        CAPITAL         GAINS       PERIOD
------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                           $10.56     $0.15 8      $ 0.83           $(0.20)        $(0.17)        $(0.07)      $11.10
9/30/02                            10.55      0.27 8        0.19            (0.45)             --             --       10.56
9/30/01                            10.69      0.39          0.73            (1.26)             --             --       10.55
9/30/00                            10.81      0.35          0.24            (0.39)             --         (0.32)       10.69
9/30/99                            11.24      0.13         (0.05)           (0.51)             --             --       10.81

-------------------------
HIGH YIELD BOND PORTFOLIO
-------------------------
BLACKROCK CLASS
9/30/03                           $ 6.75     $0.71        $ 1.03           $(0.75)        $    --        $    --      $ 7.74
9/30/02                             7.39      0.85         (0.66)           (0.83)             --             --        6.75
9/30/01                             8.92      0.99         (1.45)           (1.07)             --             --        7.39
9/30/00                             9.73      1.14         (0.82)           (1.13)             --             --        8.92
11/19/98 1 through 9/30/99         10.00      0.90         (0.32)           (0.85)             --             --        9.73

INSTITUTIONAL CLASS
9/30/03                           $ 6.75     $0.73        $ 1.00           $(0.74)        $    --        $    --      $ 7.74
9/30/02                             7.39      0.82         (0.64)           (0.82)             --             --        6.75
9/30/01                             8.92      0.94         (1.41)           (1.06)             --             --        7.39
9/30/00                             9.73      1.12         (0.82)           (1.11)             --             --        8.92
11/19/98 1 through 9/30/99         10.00      0.90         (0.31)           (0.86)             --             --        9.73

SERVICE CLASS
9/30/03                           $ 6.75     $0.73        $ 0.98           $(0.72)        $    --        $    --      $ 7.74
9/30/02                             7.39      0.86         (0.71)           (0.79)             --             --        6.75
9/30/01                             8.92      0.88         (1.38)           (1.03)             --             --        7.39
9.30/00                             9.73      1.08         (0.81)           (1.08)             --             --        8.92
11/19/98 1 through 9/30/99         10.00      0.85         (0.31)           (0.81)             --             --        9.73

INVESTOR A CLASS
9/30/03                           $ 6.75     $0.73        $ 0.96           $(0.71)        $    --        $    --      $ 7.73
9/30/02                             7.40      0.82         (0.69)           (0.78)             --             --        6.75
9/30/01                             8.92      0.90         (1.40)           (1.02)             --             --        7.40
9/30/00                             9.73      1.07         (0.81)           (1.07)             --             --        8.92
11/19/98 1 through 9/30/99         10.00      0.86         (0.31)           (0.82)             --             --        9.73

INVESTOR B CLASS
9/30/03                           $ 6.75     $0.65        $ 0.98           $(0.65)        $    --        $    --      $ 7.73
9/30/02                             7.39      0.74         (0.66)           (0.72)             --             --        6.75
9/30/01                             8.91      0.83         (1.40)           (0.95)             --             --        7.39
9/30/00                             9.73      0.99         (0.81)           (1.00)             --             --        8.91
11/19/98 1 through 9/30/99         10.00      0.79         (0.31)           (0.75)             --             --        9.73

INVESTOR C CLASS
9/30/03                           $ 6.75     $0.67        $ 0.97           $(0.65)        $    --        $    --      $ 7.74
9/30/02                             7.40      0.76         (0.69)           (0.72)             --             --        6.75
9/30/01                             8.92      0.83         (1.40)           (0.95)             --             --        7.40
9/30/00                             9.73      0.99         (0.80)           (1.00)             --             --        8.92
11/19/98 1 through 9/30/99         10.00      0.78         (0.31)           (0.74)             --             --        9.73




                                                NET                      EXPENSES TO      RATIO OF TOTAL
                                              ASSETS    RATIO OF NET     AVERAGE NET    EXPENSES TO AVERAGE   RATIO OF NET
                                              END OF     EXPENSES TO       ASSETS           NET ASSETS      INVESTMENT INCOME
                                  TOTAL       PERIOD     AVERAGE NET     (EXCLUDING         (EXCLUDING       TO AVERAGE NET
                                 RETURN        (000)       ASSETS     INTEREST EXPENSE)      WAIVERS)            ASSETS
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                          9.53% 4   $  17,777       2.15%            2.15%              2.15%              1.44%
9/30/02                          4.50 4        8,427       2.23             2.11               2.23               2.62
9/30/01                         11.15 4        4,182       3.64             2.10               3.64               4.20
9/30/00                          5.74 4        2,228       2.56             2.15               2.56               3.43
9/30/99                          0.67 4        2,269       2.24             2.24               2.24               2.55

-------------------------
HIGH YIELD BOND PORTFOLIO
-------------------------
BLACKROCK CLASS
9/30/03                         27.17%     $  57,207       0.61%            0.55%              0.77%              9.83%
9/30/02                          2.15         32,240       0.73             0.55               0.89              11.15
9/30/01                         (5.52)        27,766       0.84             0.55               1.10               5.54
9/30/00                          3.26             --       1.21             0.55               0.90              11.38
11/19/98 1 through 9/30/99       5.87             --       0.33 2           0.28 2             0.41 2            10.45 2

INSTITUTIONAL CLASS
9/30/03                         26.98%     $ 170,902       0.76%            0.70%              0.90%              9.63%
9/30/02                          2.00         94,065       0.87             0.70               1.01              10.94
9/30/01                         (5.66)        95,663       1.06             0.70               1.22              11.22
9/30/00                          3.11         72,839       1.24             0.70               1.41              11.95
11/19/98 1 through 9/30/99       5.93         63,860       1.02 2           0.71 2             1.67 2            10.49 2

SERVICE CLASS
9/30/03                         26.61%     $  85,247       1.06%            1.00%              1.20%              9.31%
9/30/02                          1.69         29,344       1.17             1.00               1.34              11.37
9/30/01                         (5.95)             9       1.36             1.00               1.52              11.82
9.30/00                          2.80             43       1.60             1.00               1.63              12.13
11/19/98 1 through 9/30/99       5.47             --       2.21 2           1.59 2             3.33 2             9.93 2

INVESTOR A CLASS
9/30/03                         26.25% 3   $  82,391       1.22%            1.17%              1.36%              8.81%
9/30/02                          1.38 3       18,932       1.33             1.17               1.48              10.42
9/30/01                         (5.98) 3       8,980       1.52             1.17               1.68              10.55
9/30/00                          2.63 3        5,094       1.70             1.17               1.88              11.41
11/19/98 1 through 9/30/99       5.50 3        4,412       1.54 2           1.15 2             2.21 2            10.17 2

INVESTOR B CLASS
9/30/03                         25.34% 4   $ 107,078       1.98%            1.92%              2.12%              8.39%
9/30/02                          0.75 4       57,612       2.09             1.92               2.23               9.81
9/30/01                         (6.71) 4      49,786       2.27             1.91               2.43              10.01
9/30/00                          1.74 4       39,897       2.47             1.92               2.57              10.84
11/19/98 1 through 9/30/99       4.78 4       12,407       2.27 2           1.88 2             2.94 2             9.41 2

INVESTOR C CLASS
9/30/03                         25.48% 4   $  73,246       1.97%            1.92%              2.11%              8.14%
9/30/02                          0.61 4       21,939       2.08             1.91               2.23               9.73
9/30/01                         (6.70) 4      11,319       2.25             1.91               2.41               9.63
9/30/00                          1.86 4        3,758       2.45             1.92               2.63              10.63
11/19/98 1 through 9/30/99       4.69 4        2,647       2.25 2           1.88 2             2.92 2             9.36 2




                                INVESTMENT INCOME
                                   TO AVERAGE
                                   NET ASSETS        PORTFOLIO
                                   (EXCLUDING        TURNOVER
                                    WAIVERS)           RATE
--------------------------------------------------------------
INVESTOR C CLASS
9/30/03                              1.44%            209%
9/30/02                              2.62             206
9/30/01                              4.20             111
9/30/00                              3.43             266
9/30/99                              2.55             317

-------------------------
HIGH YIELD BOND PORTFOLIO
-------------------------
BLACKROCK CLASS
9/30/03                              9.67%            212%
9/30/02                             11.01             301
9/30/01                              5.29             331
9/30/00                             11.11             235
11/19/98 1 through 9/30/99          10.38 2           185

INSTITUTIONAL CLASS
9/30/03                              9.49%            212%
9/30/02                             10.80             301
9/30/01                             11.06             331
9/30/00                             11.78             235
11/19/98 1 through 9/30/99           9.85 2           185

SERVICE CLASS
9/30/03                              9.17%            212%
9/30/02                             11.20             301
9/30/01                             11.66             331
9.30/00                             12.10             235
11/19/98 1 through 9/30/99           8.81 2           185

INVESTOR A CLASS
9/30/03                              8.68%            212%
9/30/02                             10.28             301
9/30/01                             10.39             331
9/30/00                             11.23             235
11/19/98 1 through 9/30/99           9.49 2           185

INVESTOR B CLASS
9/30/03                              8.25%            212%
9/30/02                              9.66             301
9/30/01                              9.85             331
9/30/00                             10.74             235
11/19/98 1 through 9/30/99           8.73 2           185

INVESTOR C CLASS
9/30/03                              8.00%            212%
9/30/02                              9.59             301
9/30/01                              9.47             331
9/30/00                             10.45             235
11/19/98 1 through 9/30/99           8.69 2           185

----------
1    Commencement of operations of share class.
2    Annualized.
3    Sales load not reflected in total return.
4    Contingent deferred sales load not reflected in total return.
5    There were no Investor C shares outstanding as of September 30, 1999.
6    Reissuance of shares.
7    Certain prior year amounts were reclassified to conform to current year presentation.
8    Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

86 and 87

                                 BLACKROCK FUNDS

                          NOTES TO FINANCIAL STATEMENTS

     BlackRock Funds SM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 registered portfolios, ten of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


--------------------------------------------------------------------------------------------------------------
          Portfolio                                             Share Classes
--------------------------------------------------------------------------------------------------------------
                                    BlackRock        Institutional          Service             Investor A
--------------------------------------------------------------------------------------------------------------
                              Contractual Actual Contractual  Actual Contractual  Actual  Contractual  Actual
                                 Fees     Fees(4)   Fees     Fees(4)   Fees(1)    Fees(4)   Fees(2)    Fees(4)
--------------------------------------------------------------------------------------------------------------
  Low Duration Bond              None      None     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond   N/A       N/A      None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  Intermediate Bond              None      None     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  Core Bond Total Return         None      None     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  Core PLUS Total Return         None      None     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  Government Income              None      None      N/A       N/A       N/A        N/A      0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  GNMA                           None      None     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  Managed Income                 N/A       N/A      None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  International Bond              N/A       N/A     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------
  High Yield Bond                None      None     None      None      0.30%      0.30%     0.50%     0.4045%
--------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
          Portfolio                        Share Classes
------------------------------------------------------------------------
                                   Investor B        Investor C
------------------------------------------------------------------------
                              Contractual Actual  Contractual  Actual
                                Fees(3)   Fees(4)  Fees(3)    Fees(4)
------------------------------------------------------------------------
  Low Duration Bond              1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  Intermediate Government Bond   1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  Intermediate Bond              1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  Core Bond Total Return         1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  Core PLUS Total Return         1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  Government Income              1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  GNMA                           1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  Managed Income                 1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  International Bond             1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------
  High Yield Bond                1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------

(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2)  -- the  maximum  annual   contractual   fees  are   comprised  of  a   .10%
        distribution fee, .25% service fee and .15% shareholder processing fee.
(3)  -- the  maximum  annual   contractual  fees  are   comprised   of   a  .75%
        distribution  fee, .25% service fee and .15% shareholder  processing fee.
(4)  -- the actual fees are as of September 30, 2003.

     In addition, BlackRock shares bear a Transfer Agent fee at an annual rate not to exceed .01%, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes.

     PFPC has contractually agreed to waive fees otherwise due to it under the Company's Transfer Agency Agreement in an amount equal to 0.07% of average daily net assets attributable to Investor A, B and C shares of the Low Duration Bond,Intermediate Bond, Core Bond Total Return and Core PLUS Total Return Portfolios until February 1, 2004.

(A)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     SECURITY VALUATION -- Valuation of securities held by each Bond Portfolio is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and, the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

                                 BLACKROCK FUNDS

     Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. As of September 30, 2003, there were four securities in the High Yield Bond Portfolio that were valued in accordance with such fair market value procedures. These securities had a total market value of $4,290,560 which represents 0.7% of the High Yield Bond Portfolio's net assets.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and
     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2003, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:



                                                                                                                     UNREALIZED
                                                                                                    VALUE AT          FOREIGN
SETTLEMENT        CURRENCY                       CURRENCY                         CONTRACT         SEPTEMBER 30,      EXCHANGE
   DATE            AMOUNT                          SOLD                            AMOUNT              2003            LOSS
---------        -----------        ------------------------------------        ------------       ------------     -----------
Low Duration Bond Portfolio
10/07/03         253,683,649        Swedish Krone ......................        $ 30,461,606       $ 32,700,041     $(2,238,435)
10/08/03          52,035,667        European Currency Unit .............          58,382,406         60,610,774      (2,228,368)
10/10/03          51,474,914        Canadian Dollar ....................          37,411,489         38,095,455        (683,966)
                                                                                ------------       ------------     -----------
                                                                                $126,255,501       $131,406,270     $(5,150,769)
                                                                                ============       ============     ===========

Core Bond Total Return Portfolio
10/07/03         181,442,286        Swedish Krone ......................        $ 22,340,157       $ 23,388,067     $(1,047,910)
10/08/03         140,071,387        European Currency Unit .............         157,779,971        163,154,152      (5,374,181)
10/10/03          86,213,035        Canadian Dollar ....................          62,664,287         63,804,376      (1,140,089)
                                                                                ------------       ------------     -----------
                                                                                $242,784,415       $250,346,595     $(7,562,180)
                                                                                ============       ============     ===========
Core PLUS Total Return Portfolio
10/07/03           8,632,185        Swedish Krone ......................        $  1,062,841       $  1,112,696     $   (49,855)
10/08/03          10,669,634        European Currency Unit .............          12,012,732         12,426,749        (414,017)
10/10/03           4,856,077        Canadian Dollar ....................           3,529,654          3,593,876         (64,222)
                                                                                ------------       ------------     -----------
                                                                                $ 16,605,227       $ 17,133,321     $  (528,094)
                                                                                ============       ============     ===========

                                 BLACKROCK FUNDS


                                                                                                                     UNREALIZED
                                                                                                     VALUE AT         FOREIGN
SETTLEMENT        CURRENCY                       CURRENCY                         CONTRACT         SEPTEMBER 30,      EXCHANGE
   DATE            AMOUNT                          SOLD                            AMOUNT              2003             LOSS
---------        -----------        ------------------------------------        ------------       ------------     -----------
Managed Income Portfolio
10/07/03         105,228,052        Swedish Krone ......................        $ 12,956,248       $ 13,563,987     $  (607,739)
10/08/03          58,777,576        European Currency Unit .............          66,223,635         68,463,705      (2,240,070)
10/10/03          41,535,391        Canadian Dollar ....................          30,192,344         30,741,652        (549,308)
                                                                                ------------       ------------     -----------
                                                                                $109,372,227       $112,769,344     $(3,397,117)
                                                                                ============       ============     ===========
International Bond Portfolio
10/02/03         239,870,000        Japanese Yen .......................        $  2,037,822       $  2,147,545     $  (109,723)
10/07/03         121,029,909        Swedish Krone ......................          14,685,375         15,642,598        (957,223)
10/08/03           3,802,000        European Currency Unit .............           4,329,215          4,426,870         (97,655)
10/09/03       2,175,720,000        Japanese Yen .......................          19,177,819         19,479,119        (301,300)
10/10/03          20,827,046        Canadian Dollar ....................          15,197,689         15,426,756        (229,067)
10/14/03          92,445,908        Danish Krone .......................          14,049,140         14,493,566        (444,426)
10/14/03          15,300,000        South African Rand .................           2,040,816          2,190,188        (149,372)
10/15/03           4,000,000        Australian Dollar ..................           2,580,000          2,703,915        (123,915)
10/15/03           3,130,935        Great British Pound ................           5,028,500          5,197,099        (168,599)
12/29/03           3,600,000        Singapore Dollar ...................           2,083,996          2,084,817            (821)
                                                                                ------------       ------------     -----------
                                                                                $ 81,210,372       $ 83,792,473     $(2,582,101)
                                                                                ============       ============     ===========



                                                                                                                     UNREALIZED
                                                                                                     VALUE AT         FOREIGN
SETTLEMENT        CURRENCY                       CURRENCY                         CONTRACT         SEPTEMBER 30,      EXCHANGE
   DATE            AMOUNT                          SOLD                            AMOUNT              2003             GAIN
---------        -----------        ------------------------------------        ------------       ------------     -----------
Low Duration Bond Portfolio
10/08/03          25,087,156        European Currency Unit .............        $ 28,523,129       $ 29,221,341     $   698,212
10/10/03          51,474,914        Canadian Dollar ....................          36,865,358         38,095,455       1,230,097
                                                                                ------------       ------------     -----------
                                                                                $ 65,388,487       $ 67,316,796     $ 1,928,309
                                                                                ============       ============     ===========
Core Bond Total Return Portfolio
10/08/03          56,418,859        European Currency Unit .............        $ 64,145,619       $ 65,716,285     $ 1,570,666
10/10/03          86,213,035        Canadian Dollar ....................          61,341,946         63,804,376       2,462,430
                                                                                ------------       ------------     -----------
                                                                                $125,487,565       $129,520,661     $ 4,033,096
                                                                                ============       ============     ===========
Core PLUS Total Return Portfolio
10/08/03           3,240,731        European Currency Unit .............        $  3,684,581       $ 3,774,780      $    90,199
10/10/03           4,856,077        Canadian Dollar ....................           3,457,433          3,593,876         136,443
                                                                                ------------       ------------     -----------
                                                                                $  7,142,014       $  7,368,656     $   226,642
                                                                                ============       ============     ===========
Managed Income Portfolio
10/08/03          26,344,062        European Currency Unit .............        $ 29,952,101       $ 30,685,377     $   733,276
10/10/03          41,538,391        Canadian Dollar ....................          29,555,906         30,741,652       1,185,746
                                                                                ------------       ------------     -----------
                                                                                $ 59,508,007       $ 61,427,029     $ 1,919,022
                                                                                ============       ============     ===========

                                 BLACKROCK FUNDS


                                                                                                                     UNREALIZED
                                                                                                     VALUE AT         FOREIGN
SETTLEMENT        CURRENCY                       CURRENCY                         CONTRACT         SEPTEMBER 30,     EXCHANGE
   DATE            AMOUNT                          SOLD                            AMOUNT              2003         GAIN/(LOSS)
---------        -----------        ------------------------------------        ------------       ------------     -----------
International Bond Portfolio
10/02/03         239,870,000        Japanese Yen .......................        $  2,005,720       $  2,147,545     $   141,825
10/07/03          32,600,000        Swedish Krone ......................           3,970,495          4,213,411         242,916
10/08/03          21,806,027        European Currency Unit .............          24,708,597         25,389,916         681,319
10/09/03       8,031,823,087        Japanese Yen .......................          68,034,957         71,908,535       3,873,578
10/10/03           9,137,765        Canadian Dollar ....................           6,575,496          6,768,414         192,918
10/14/03          47,500,000        Danish Krone .......................           7,190,186          7,446,997         256,811
10/15/03           2,200,000        Australian Dollar ..................           1,423,411          1,487,153          63,742
10/15/03           2,000,000        Swiss Francs .......................           1,458,789          1,514,887          56,098
10/15/03             325,000        Great British Pound ................             516,501            539,474          22,973
10/15/03           4,268,000        Norwegian Krone ....................             599,312            604,554           5,242
10/15/03           3,500,000        Polish Zloty .......................             892,971            888,517          (4,454)
                                                                                ------------       ------------     -----------
                                                                                $117,376,435       $122,909,403     $ 5,532,968
                                                                                ============       ============     ===========

     SWAP AGREEMENTS -- The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At September 30, 2003, the following Portfolios had swap agreements outstanding:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      UNREALIZED
                                                                INTEREST          INTEREST      NOTIONAL AMOUNT      APPRECIATION
PORTFOLIO            COUNTER-PARTY      TERMINATION DATE     RECEIVABLE RATE    PAYABLE RATE    (U.S. DOLLARS)      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Low Duration Bond   Union Bank of          08/14/06              2.64%             1.13%+        $ 49,000,000         $  480,535
                    Switzerland
---------------------------------------------------------------------------------------------------------------------------------
Intermediate        Union Bank of          08/14/06              2.64%             1.13%+          10,000,000             98,068
Government Bond     Switzerland
                    Union Bank of          09/26/08              3.52              1.14+            3,400,000             43,663
                    Switzerland
                    Deutsche Bank          08/15/23              1.14+             5.23             4,000,000            (66,316)
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond   Goldman Sachs          05/04/06              5.73%+++          N/A++           86,000,000          5,529,758
                    Union Bank of          08/14/06              2.64              1.13%+          26,000,000            254,978
                    Switzerland
                    Union Bank of          09/26/08              3.52              1.14+            7,600,000             95,129
                    Switzerland
                    Deutsche Bank          08/15/23              1.14+             5.23            13,000,000           (215,528)
---------------------------------------------------------------------------------------------------------------------------------
Core Bond           J.P. Morgan Chase      09/02/05              1.14%+            2.21%          279,000,000         (2,594,623)
Total Return        Goldman Sachs          05/04/06              5.73+++           N/A++          171,500,000         11,027,367
                    Union Bank of          08/14/06              2.64              1.13+           66,500,000            652,156
                    Switzerland
                    J.P. Morgan Chase      09/02/08              3.90              1.14+          121,000,000          3,801,393
                    Union Bank of          09/26/08              3.52              1.14+           30,300,000            379,263
                    Switzerland
                    Deutsche Bank          08/15/23              1.14+             5.23            27,000,000           (447,634)
---------------------------------------------------------------------------------------------------------------------------------

+Rate shown is based on the 3 month LIBOR as of the most recent payment date. ++Rate to be determined based on the 3 month LIBOR on August 4, 2004.
+++Per the terms of the agreement, rate becomes effective August 4, 2004.

                                 BLACKROCK FUNDS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                                                INTEREST          INTEREST      NOTIONAL AMOUNT     APPRECIATION
PORTFOLIO            COUNTER-PARTY      TERMINATION DATE     RECEIVABLE RATE    PAYABLE RATE    (U.S. DOLLARS)     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Core PLUS           Union Bank of          08/14/06              2.64%             1.13%+        $ 5,000,000          $ 49,034
Total Return        Switzerland
                    Union Bank of          09/26/08              3.52              1.14+           2,300,000            28,789
                    Switzerland
---------------------------------------------------------------------------------------------------------------------------------
Government Income   Deutsche Bank          06/24/05              1.14%+            1.38%          45,000,000           170,892
                    Union Bank of          08/14/06              2.64              1.13+           8,000,000            78,455
                    Switzerland
                    Deutsche Bank          10/17/07              1.10+             3.54           11,000,000          (286,767)
---------------------------------------------------------------------------------------------------------------------------------
GNMA                Deutsche Bank          06/24/05              1.14%+            1.38%          55,000,000           208,867
                    Union Bank of          08/14/06              2.64              1.13+          10,000,000            98,069
                    Switzerland
                    Deutsche Bank          10/17/07              1.10+             3.54           24,000,000          (625,674)
---------------------------------------------------------------------------------------------------------------------------------
Managed Income      J.P. Morgan Chase      09/02/05              1.14%+            2.21%         119,000,000        (1,106,667)
                    Goldman Sachs          05/04/06              5.73+++           N/A++         109,500,000         7,040,797
                    Union Bank of          08/14/06              2.64              1.13+          28,000,000           274,593
                    Switzerland
                    J.P. Morgan Chase      09/02/08              3.90              1.14+          51,500,000         1,617,948
                    Union Bank of          09/26/08              3.52              1.14+          13,300,000           166,475
                    Switzerland
                    Deutsche Bank          08/15/23              1.14+             5.23           18,000,000          (298,423)
---------------------------------------------------------------------------------------------------------------------------------

+Rate shown is based on the 3 month LIBOR as of the most recent payment date. ++Rate to be determined based on the 3 month LIBOR on August 4, 2004.
+++Per the terms of the agreement, rate becomes effective August 4, 2004.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     REVERSE REPURCHASE AGREEMENTS -- The Portfolios may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the statement of assets and liabilities. At the time the Portfolios enter into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     FUTURES TRANSACTIONS -- The Portfolios use futures and options on futures contracts to manage the overall duration, yield curve, and convexity risk of their fixed income securities. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities.

                                 BLACKROCK FUNDS

Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION WRITING/PURCHASING -- The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The
Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     SWAPTIONS WRITING -- The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts wirtten by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a Portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities or Statement of Net Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written Option and Swaption transactions entered into during the year ended September 30, 2003 are summarized as follows:


                                                                                                                  CORE BOND
                                                INTERMEDIATE GOVERNMENT BOND       INTERMEDIATE BOND             TOTAL RETURN
                                                ----------------------------   ------------------------   -------------------------
                                                NUMBER OF                      NUMBER OF                   NUMBER OF
                                                CONTRACTS         PREMIUM      CONTRACTS       PREMIUM     CONTRACTS      PREMIUM
                                                ---------------------------    ------------------------   -------------------------
   Balance at 9/30/02 ....................        1,467          $ 369,718      4,160      $ 1,019,133     13,996      $ 2,788,114
   Written ...............................        5,000            923,250     11,200        2,071,000     51,749       10,770,062
   Expired ...............................          (67)           (79,311)      (160)        (189,400)    (5,198)        (748,148)
   Closed ................................       (3,400)          (581,200)    (8,000)      (1,392,000)   (35,085)      (6,943,069)
   Exercised .............................         (700)          (132,207)    (2,000)        (377,733)    (4,498)      (1,068,166)
                                                -------          ---------     ------      -----------    --------     -----------
   Balance at 9/30/03 ....................        2,300          $ 500,250      5,200      $ 1,131,000      20,964     $ 4,798,793
                                                =======          =========     ======      ===========    ========     ===========

                                 BLACKROCK FUNDS


                                         CORE PLUS
                                        TOTAL RETURN               GOVERNMENT INCOME                GNMA
                                 ---------------------------   -------------------------  -------------------------
                                 NUMBER OF                     NUMBER OF                   NUMBER OF
                                 CONTRACTS         PREMIUM     CONTRACTS       PREMIUM     CONTRACTS      PREMIUM
                                 ---------------------------   -------------------------   -------------------------
   Balance at 9/30/02 ......          18          $  26,542         --      $        --         --      $        --
   Written .................       3,746            817,786      3,574        2,964,758      4,850        4,432,105
   Expired .................         (18)           (26,542)        --               --         --               --
   Closed ..................      (2,126)          (447,321)    (3,408)      (2,720,423)    (4,850)      (4,432,105)
   Exercised ...............          --                 --         --               --         --               --
                                  ------          ---------     ------      -----------     ------      -----------
   Balance at 9/30/03 ......       1,620          $ 370,465        166      $   244,335         --      $        --
                                  ======          =========     ======      ===========     ======      ===========


                                       MANAGED INCOME             INTERNATIONAL BOND
                                ----------------------------  --------------------------
                                 NUMBER OF                     NUMBER OF
                                 CONTRACTS         PREMIUM     CONTRACTS       PREMIUM
                                ----------------------------   -------------------------
   Balance at 9/30/02 ......       8,628        $ 1,683,754         38         $ 69,326
   Written .................      23,557          4,839,789         --               --
   Expired .................      (3,314)          (457,685)       (19)         (30,804)
   Closed ..................     (16,949)        (3,326,826)        --               --
   Exercised ...............      (2,714)          (638,469)       (19)         (38,522)
                                 -------        -----------     ------         --------
   Balance at 9/30/03 ......       9,208        $ 2,100,563         --         $     --
                                  ======        ===========     ======         ========

     TBA PURCHASE COMMITMENTS -- The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     MORTGAGE DOLLAR ROLLS -- The Portfolios may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation, in either "fee" or "drop", as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     FINANCING TRANSACTIONS -- The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     SECURITIES LENDING -- Through an agreement with PFPC Trust Co. the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral at least equal to 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending

                                 BLACKROCK FUNDS

activity. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust (the "Trust"), a portfolio of money market securities advised by BlackRock Capital Management, Inc., or high-quality, short-term instruments with a maturity date not to exceed 397 days. At September 30, 2003, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:


                                                      MARKET VALUE OF         MARKET VALUE           TOTAL MARKET
                                                         SECURITIES        OF CASH COLLATERAL          VALUE OF
                                                           ON LOAN        INVESTED IN THE TRUST   COLLATERAL RECEIVED
                                                      ---------------     ---------------------   -------------------
               Low Duration Bond Portfolio ........      $  462,000          $        --             $   518,000
               Intermediate Bond Portfolio ........       2,413,792              969,454               2,580,450
               Core Bond Total Return Portfolio ...      13,960,449            7,075,531              14,670,001
               Managed Income Portfolio ...........       6,380,465            3,620,689               6,711,770
               High Yield Bond Portfolio ..........      54,015,414           37,010,701              56,779,980

     BlackRock Capital Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Trust, but receives no fees for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust's average daily net assets.

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     TRANSFERS IN-KIND -- During the current fiscal year, September 30, 2003, certain shareholders of the Low Duration Bond Portfolio, the Intermediate Bond Portfolio, the Core Bond Total Return Portfolio and the Core PLUS Total Return Portfolio transferred cash and securities with a value of $12,785,206, $4,040,941, $16,686,623 and $28,745,036 respectively, in exchange for fund shares. During the fiscal year ended September 30, 2002, certain shareholders of the Intermediate Bond Portfolio and the Core Bond Total Return Portfolio transferred cash and securities with a value of $31,697,616 and $16,222,194, respectively, in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

     OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(B)    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc., ("BFM") a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the bond Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

                                 BLACKROCK FUNDS

     For its advisory services, BlackRock is entitled to receive fees, computed daily and paid monthly, at the following annual rates, based on each Portfolio's average daily net assets:


                                                                 EACH PORTFOLIO
                                                            EXCEPT THE INTERNATIONAL         INTERNATIONAL BOND PORTFOLIO
                                                         BOND PORTFOLIO & GNMA PORTFOLIO           & GNMA PORTFOLIO
                                                         -------------------------------     ----------------------------
                                                                   INVESTMENT                         INVESTMENT
               AVERAGE DAILY NET ASSETS                           ADVISORY FEE                       ADVISORY FEE
               ------------------------------------      -------------------------------     ----------------------------
               first $1 billion ...................                   .500%                              .550%
               $1 billion -- $2 billion ...........                   .450                               .500
               $2 billion -- $3 billion ...........                   .425                               .475
               greater than $3 billion ............                   .400                               .450

     For the year ended September 30, 2003, advisory fees and waivers for each Portfolio were as follows:


                                                           GROSS                             NET ADVISORY
                                                       ADVISORY FEE            WAIVER             FEE
                                                       ------------          ----------      ------------
     Low Duration Bond Portfolio ..................     $ 6,215,752          $3,190,661       $3,025,091
     Intermediate Government Bond Portfolio .......       1,717,008             851,507          865,501
     Intermediate Bond Portfolio ..................       4,078,066           1,809,243        2,268,823
     Core Bond Total Return Portfolio .............      10,062,526           4,809,012        5,253,514
     Core PLUS Total Return Portfolio .............         684,767             448,362          236,405
     Government Income Portfolio ..................       1,197,526             645,703          551,823
     GNMA Portfolio ...............................       1,777,773           1,007,985          769,788
     Managed Income Portfolio .....................       5,058,480           1,661,407        3,397,073
     International Bond Portfolio .................         903,367                  --          903,367
     High Yield Bond Portfolio ....................       2,242,283             620,504        1,621,779

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock on a quarterly basis.

     At September 30, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:


                                                   EXPENSE                                                           TOTAL WAIVERS
                                                 LIMITATION      EXPIRING          EXPIRING         EXPIRING          SUBJECT TO
                                                 PERCENTAGE  JANUARY 31, 2004  JANUARY 31, 2005   JANUARY 31, 2006   REIMBURSEMENT
                                                 ----------  ----------------  ----------------   ----------------   -------------
     Low Duration Bond Portfolio .............      0.385%      $  893,933        $1,912,708        $2,257,829       $ 5,064,470
     Intermediate Government Bond Portfolio ..      0.475%         575,882           655,308           435,136         1,666,326
     Intermediate Bond Portfolio .............      0.435%       1,724,043         1,861,005         1,127,298         4,712,346
     Core Bond Total Return Portfolio ........      0.380%       3,537,366         4,450,377         3,270,595        11,258,338
     Core PLUS Total Return Portfolio ........      0.375%          30,616           266,493           364,829           661,938
     Government Income Portfolio .............      0.550%          69,369           170,412           260,269           500,050
     GNMA Portfolio ..........................      0.485%         291,134           600,858           563,135         1,455,127
     Managed Income Portfolio ................      0.485%       1,439,933         1,721,558         1,083,127         4,244,618
     International Bond Portfolio ............      0.865%              --                --                --                --
     High Yield Bond Portfolio ...............      0.525%         279,530           425,847           463,891         1,169,268

     BlackRock pays BFM fees for its sub-advisory services.

                                 BLACKROCK FUNDS

     PFPC, Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes, except for the BlackRock Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million and .125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee of .035% of the first $500 million, .025% of the next $500 million and .015% of assets in excess of $1 billion based upon average daily net assets of its class. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     PFPC and BlackRock have contractually agreed to waive fees otherwise due to them under the Administration Agreement in an amount equal to 0.05% of average daily net assets attributable to Investor A, B and C Shares of Low Duration Bond, Intermediate Bond, Core Bond Total Return and Core PLUS Total Return Portfolios until February 1, 2004.

     For the year ended September 30, 2003, administration fees and waivers for each Portfolio were as follows:


                                                              GROSS                                   NET
                                                         ADMINISTRATION                         ADMINISTRATION
                                                               FEE                WAIVER               FEE
                                                         ---------------         --------       --------------
     Low Duration Bond Portfolio ....................       $2,435,328           $240,894         $2,194,434
     Intermediate Government Bond Portfolio .........          789,827                 --            789,827
     Intermediate Bond Portfolio ....................        1,456,643             95,379          1,361,264
     Core Bond Total Return Portfolio ...............        3,600,493            300,859          3,299,634
     Core PLUS Total Return Portfolio ...............          164,382             27,405            136,977
     Government Income Portfolio ....................          482,209             12,483            469,726
     GNMA Portfolio .................................          719,319              4,382            714,937
     Managed Income Portfolio .......................        2,242,590             53,824          2,188,766
     International Bond Portfolio ...................          377,590                 --            377,590
     High Yield Bond Portfolio ......................          951,787             13,845            937,942

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNCBank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

                                 BLACKROCK FUNDS

     As of the fiscal year ended September 30, 2003, affiliated payables were as follows:


                                                                          PNC BANK
                                           PFPC (1)     BLACKROCK (2)   AFFILIATES (3)
                                           --------     -------------   --------------
     Low Duration Bond ................    $ 89,877        $488,535        $363,222
     Intermediate Government Bond .....      37,087         100,986          47,197
     Intermediate Bond ................      75,961         275,571          49,354
     Core Bond ........................     130,983         663,072         212,413
     Core Plus Total Return ...........      28,364           5,622              78
     Government Income ................      30,497          58,850         107,272
     GNMA .............................      47,508          86,280          85,959
     Managed Income ...................      87,022         381,770          49,889
     High Yield Bond ..................      62,358         233,183         220,434
     International Bond ...............      37,516         110,125          63,340

(1) -- payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of September 30, 2003.
(2) -- payables to BlackRock are for Advisory and Administration services provided as of September 30, 2003.
(3) -- payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of September 30, 2003, was $2,965,301, a portion of which is paid to service organizations, including other PNC Bank affiliates.

     Effective October 1, 2002, BlackRock the Distributor and PFPC have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) (for Investor A Shares) and 1.65% (excluding interest expense) (for Investor B and C Shares) of average daily net assets for the Low Duration Bond, Core Bond Total Return and Core PLUS Total Return Portfolios.

     Effective October 1, 2002, BlackRock, the Distributor and PFPC have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .95% (excluding interest expense) (for Investor A Shares) and 1.70% (excluding interest expense) (for Investor B and C Shares) of average daily net assets for the Intermediate Bond Portfolio.

(C)    PURCHASES AND SALES OF SECURITIES

     For the year ended September 30, 2003, purchases and sales of securities, other than short-term and government securities, were as follows:


                                                         PURCHASES                SALES
                                                      ---------------       ---------------
     Low Duration Bond Portfolio .................    $ 1,372,218,404       $   910,309,230
     Intermediate Government Bond Portfolio ......        336,012,265           324,212,398
     Intermediate Bond Portfolio .................      1,026,467,430         1,090,101,331
     Core Bond Total Return Portfolio ............     11,472,940,561        11,247,363,653
     Core PLUS Total Return Portfolio ............      1,152,208,513         1,060,377,311
     Government Income Portfolio .................      4,733,413,283         4,824,152,807
     GNMA Portfolio ..............................      5,331,706,195         5,135,773,518
     Managed Income Portfolio ....................      6,009,981,715         6,076,460,455
     International Bond Portfolio ................        351,156,003           261,962,143
     High Yield Bond Portfolio ...................      1,148,486,102           943,800,031

     For the year ended September 30, 2003, purchases and sales of government securities were as follows:


                                                         PURCHASES               SALES
                                                       --------------        --------------
     Low Duration Bond Portfolio .................     $2,111,107,367        $1,560,713,246
     Intermediate Government Bond Portfolio ......        238,128,016           268,195,792
     Intermediate Bond Portfolio .................      1,089,061,821           987,257,885
     Core Bond Total Return Portfolio ............      4,451,706,466         4,035,215,166
     Core PLUS Total Return Portfolio ............        385,150,572           300,219,146
     Government Income Portfolio .................      1,159,514,165           756,710,339
     GNMA Portfolio ..............................      1,165,607,709         1,070,590,519
     Managed Income Portfolio ....................      1,719,511,760         1,651,539,980
     International Bond Portfolio ................         91,889,735            26,897,135
     High Yield Bond Portfolio ...................          5,998,798                    --

                                 BLACKROCK FUNDS

(D)    CAPITAL SHARES

     Transactions in capital shares for each period were as follows:


                                                                                LOW DURATION BOND PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                        9/30/03                                9/30/02
                                                            ---------------------------------      ------------------------------
                                                              SHARES              VALUE              SHARES             VALUE
                                                            -----------       ---------------      -----------      -------------
Shares sold:
     BlackRock Class ...................................     64,471,904       $ 659,645,241 1       31,009,431      $ 313,414,032
     Institutional Class ...............................     33,855,591         346,300,203         25,873,010        262,529,876
     Service Class .....................................     16,627,895         170,105,567          9,612,951         97,304,297
     Investor A Class ..................................     13,035,998         133,430,923         11,700,709        118,663,288
     Investor B Class ..................................      5,323,252          54,436,901          3,983,995         40,360,231
     Investor C Class ..................................     14,578,339         149,127,191         12,735,696        129,040,666
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................        548,645           5,605,823            414,066          4,195,444
     Institutional Class ...............................        135,039           1,382,033            116,331          1,181,157
     Service Class .....................................        389,302           3,983,178            209,486          2,122,192
     Investor A Class ..................................        136,962           1,401,789             76,611            776,262
     Investor B Class ..................................         50,221             513,941             43,394            439,648
     Investor C Class ..................................         88,194             902,366             33,225            336,369
Shares redeemed:
     BlackRock Class ...................................    (31,381,290)       (320,978,094)       (15,111,880)      (153,153,313)
     Institutional Class ...............................    (16,478,951)       (168,619,760)       (10,103,620)      (102,506,709)
     Service Class .....................................     (4,533,185)        (46,362,649)        (2,237,493)       (22,701,114)
     Investor A Class ..................................     (9,953,500)       (101,821,390)        (6,282,825)       (63,729,932)
     Investor B Class ..................................     (2,349,737)        (24,031,860)          (855,464)        (8,658,808)
     Investor C Class ..................................     (6,879,124)        (70,408,741)        (2,084,504)       (21,144,585)
                                                            -----------        ------------        -----------      -------------
Net increase ...........................................     77,665,555       $ 794,612,622         59,133,119      $ 598,469,001
                                                            ===========        ============        ===========      =============



                                                                            INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            -------------------------------        ------------------------------
                                                              SHARES              VALUE              SHARES              VALUE
                                                            -----------        ------------        -----------      -------------
Shares sold:
     Institutional Class ...............................      1,929,145        $ 20,584,491          4,084,690      $  42,805,936
     Service Class .....................................        119,756           1,286,543            472,837          4,975,421
     Investor A Class ..................................      6,749,202          72,423,892         17,591,609        185,282,414
     Investor B Class ..................................        796,971           8,541,701            577,962          6,095,846
     Investor C Class ..................................      2,297,250          24,695,791          1,129,632         11,929,777
Shares issued in reinvestment of dividends:
     Institutional Class ...............................         46,063             494,350             48,419            507,264
     Service Class .....................................          1,087              11,587                 71                741
     Investor A Class ..................................        192,236           2,064,457            146,754          1,537,782
     Investor B Class ..................................         20,855             223,280              9,337             97,802
     Investor C Class ..................................         17,791             190,280              3,020             31,656

Shares redeemed:
     Institutional Class ...............................     (6,333,075)        (67,549,103)        (7,397,416)       (77,361,218)
     Service Class .....................................       (170,298)         (1,821,306)        (3,352,632)       (35,313,396)
     Investor A Class ..................................     (6,647,232)        (71,264,288)       (14,223,461)      (149,589,424)
     Investor B Class ..................................       (416,526)         (4,440,567)          (163,042)        (1,713,701)
     Investor C Class ..................................     (1,301,563)        (13,992,530)          (609,017)        (6,410,318)
                                                            -----------        ------------        -----------      -------------
Net decrease ...........................................     (2,698,338)       $(28,551,422)        (1,681,237)     $ (17,123,418)
                                                            ===========        ============        ===========      =============

----------
1 Includes 1,251,524 shares issued in exchage for cash and securities transferred in-kind with a value of $12,785,206. See Note (A).

                                 BLACKROCK FUNDS


                                                                                INTERMEDIATE BOND PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            ----------------------------------     ------------------------------
                                                              SHARES               VALUE             SHARES             VALUE
                                                            -----------        ---------------     -----------      -------------
Shares sold:
     BlackRock Class ...................................     19,503,837        $ 193,323,808 1      16,517,119      $ 156,939,198 2
     Institutional Class ...............................     10,473,835          102,802,529        13,086,022        124,970,276
     Service Class .....................................      3,082,236           30,362,030         1,968,764         18,815,249
     Investor A Class ..................................      3,879,270           38,014,328         4,540,048         43,531,806
     Investor B Class ..................................        972,144            9,564,782           485,648          4,639,999
     Investor C Class ..................................      1,205,254           11,928,848           380,601          3,659,596
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................      1,124,240           11,046,141         1,665,699         15,965,185
     Institutional Class ...............................         87,932              860,227           467,705          4,519,981
     Service Class .....................................        183,828            1,809,170           136,449          1,306,965
     Investor A Class ..................................        134,272            1,320,336            93,883            895,560
     Investor B Class ..................................         14,751              145,099            10,800            103,352
     Investor C Class ..................................          7,548               74,294             3,260             31,256
Shares redeemed:
     BlackRock Class ...................................    (18,871,437)        (185,542,625)      (34,228,083)      (325,026,508)
     Institutional Class ...............................    (11,624,133)        (113,887,900)      (26,707,560)      (254,963,229)
     Service Class .....................................     (1,126,448)         (11,072,372)       (2,156,765)       (20,644,913)
     Investor A Class ..................................     (2,846,760)         (27,889,464)       (2,632,748)       (25,219,381)
     Investor B Class ..................................       (328,413)          (3,221,790)         (157,150)        (1,493,064)
     Investor C Class ..................................       (296,389)          (2,955,515)          (72,542)          (695,173)
                                                            -----------         ------------       -----------      -------------
Net increase (decrease) ................................      5,575,567        $  56,681,926       (26,598,850)     $(252,663,845)
                                                            ===========        =============       ===========      =============


                                                                             CORE BOND TOTAL RETURN PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            ----------------------------------     ------------------------------
                                                              SHARES              VALUE              SHARES              VALUE
                                                            -----------        ---------------     -----------      -------------
Shares sold:
     BlackRock Class ...................................     74,894,893        $ 751,294,652 3      57,993,680      $ 567,889,609 4
     Institutional Class ...............................     25,253,885          252,237,012        32,415,787        315,934,295
     Service Class .....................................      7,850,927           78,371,483         6,929,090         67,162,597
     Investor A Class ..................................     11,634,467          116,580,815        15,201,512        149,997,538
     Investor B Class ..................................      3,440,440           34,460,306         3,027,081         29,774,377
     Investor C Class ..................................      6,637,418           66,382,900         3,695,252         36,416,117
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................      3,639,142           36,422,062         3,051,716         29,987,278
     Institutional Class ...............................        949,350            9,469,076         1,599,441         15,870,274
     Service Class .....................................        332,452            3,319,627           239,846          2,365,025
     Investor A Class ..................................        490,967            4,908,140           336,381          3,296,610
     Investor B Class ..................................        124,229            1,241,556           107,780          1,059,613
     Investor C Class ..................................         46,087              460,865            31,345            308,319
Shares redeemed:
     BlackRock Class ...................................    (51,558,388)        (516,256,914)      (37,914,267)      (371,981,885)
     Institutional Class ...............................    (27,434,862)        (274,419,532)      (51,106,464)      (501,131,950)
     Service Class .....................................     (5,826,607)         (58,765,661)       (6,882,411)       (68,091,005)
     Investor A Class ..................................     (9,867,567)         (98,839,883)       (8,703,872)       (85,587,688)
     Investor B Class ..................................     (2,123,837)         (21,190,357)       (1,167,046)       (11,464,654)
     Investor C Class ..................................     (3,281,494)         (32,790,968)       (1,167,443)       (11,440,501)
                                                            -----------        -------------       -----------      -------------
Net increase ...........................................     35,201,502        $ 352,885,179        17,687,408      $ 170,363,969
                                                            ===========        =============       ===========      =============

----------
1 Includes 400,887 shares issued in exchange for cash and securities transferred in-kind with a value of $4,040,941. See Note (A).
2 Includes 3,375,410 shares issued in exchange for cash and securities transferred in-kind with a value of $31,697,616. See Note
  (A).
3 Includes 1,675,428 shares issued in exchange for cash and securities transferred in-kind with a value of $16,686,623. See Note
  (A).
4 Includes 1,688,053 shares issued in exchange for cash and securities transferred in-kind with a value of $16,222,194. See Note
  (A).

                                 BLACKROCK FUNDS


                                                                             CORE PLUS TOTAL RETURN PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                       FOR THE PERIOD
                                                                       9/30/03                       12/7/02 2 THROUGH 9/30/02
                                                            ---------------------------------      ------------------------------
                                                              SHARES              VALUE              SHARES             VALUE
                                                            -----------        --------------      -----------       ------------
Shares sold:
     BlackRock Class ...................................     20,697,640        $215,470,594 1       14,008,897       $141,252,280
     Institutional Class ...............................             --                  --            395,658          4,000,100
     Service Class .....................................             --                  --                 10                100
     Investor A Class ..................................            462               4,824              8,140             82,510
     Investor B Class ..................................          9,526              98,686                 10                100
     Investor C Class ..................................          1,871              20,094                 10                100
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................        635,078           6,598,242            158,468          1,603,995
     Institutional Class ...............................              1                   4              4,730             47,481
     Service Class .....................................              1                   5                 --                  3
     Investor A Class ..................................             16                 165                100              1,008
     Investor B Class ..................................            120               1,250                 --                  3
     Investor C Class ..................................              3                  28                 --                  3
Shares redeemed:
     BlackRock Class ...................................     (9,158,177)        (95,276,029)        (4,907,152)       (49,750,786)
     Institutional Class ...............................             --                  --           (400,378)        (4,027,798)
     Service Class .....................................             --                  --                 --                 --
     Investor A Class ..................................             --                  --             (7,997)           (80,315)
     Investor B Class ..................................         (1,976)            (20,466)                --                 --
     Investor C Class ..................................         (1,873)            (19,893)                --                 --
                                                            -----------        ------------        -----------       ------------
Net increase ...........................................     12,182,692        $126,877,504          9,260,496       $ 93,128,784
                                                            ===========        ============        ===========       ============


                                                                                GOVERNMENT INCOME PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            -------------------------------        ------------------------------
                                                              SHARES              VALUE              SHARES             VALUE
                                                            -----------       -------------        -----------       ------------
Shares sold:
     BlackRock Class ...................................      8,904,938       $ 100,358,688                 --       $         --
     Investor A Class ..................................     24,826,856         279,892,579          8,704,664         94,539,302
     Investor B Class ..................................      3,022,597          34,089,123          2,347,991         25,648,187
     Investor C Class ..................................      2,323,172          26,250,763          1,513,933         16,418,337
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................              4                  40                 --                 --
     Investor A Class ..................................        219,994           2,482,064             80,632            869,324
     Investor B Class ..................................        102,954           1,160,950            118,142          1,272,130
     Investor C Class ..................................         38,561             434,122             10,182            109,753
Shares redeemed:
     BlackRock Class ...................................     (8,904,720)       (100,089,047)                --                 --
     Investor A Class ..................................    (21,164,032)       (238,627,834)        (6,123,882)       (66,131,236)
     Investor B Class ..................................     (2,602,040)        (29,208,794)          (960,093)       (10,368,608)
     Investor C Class ..................................     (1,365,364)        (15,372,024)          (237,026)        (2,555,820)
                                                            -----------       -------------         ----------       ------------
Net increase ...........................................      5,402,920       $  61,370,630          5,454,543       $ 59,801,369
                                                            ===========       =============         ==========       ============

----------
1 Includes 2,774,617 shares issues in exchange for cash and securities transferred in-kind with a value of $28,745,036. See Note
  (A).
2 Commencement of operations.

                                 BLACKROCK FUNDS


                                                                                       GNMA PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            -------------------------------        ------------------------------
                                                              SHARES              VALUE              SHARES              VALUE
                                                            -----------        ------------        -----------       ------------
Shares sold:
     BlackRock Class ...................................      6,918,437        $ 70,050,732                 --       $         --
     Institutional Class ...............................      7,823,962          79,816,210          8,193,810         82,924,496
     Service Class .....................................        291,547           2,938,731            129,220          1,312,504
     Investor A Class ..................................      2,364,238          24,145,076          4,234,329         43,072,324
     Investor B Class ..................................      1,661,621          16,909,064          2,059,786         20,957,614
     Investor C Class ..................................      3,538,816          36,008,174          3,680,587         37,252,307
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................         78,475             787,966                 --                 --
     Institutional Class ...............................         47,701             486,858            217,612          2,202,406
     Service Class .....................................          5,735              58,111              1,398             14,204
     Investor A Class ..................................         51,894             528,487             29,378            298,905
     Investor B Class ..................................         70,945             720,127             36,094            366,157
     Investor C Class ..................................         46,287             468,439             10,401            105,475
Shares redeemed:
     BlackRock Class ...................................     (1,015,332)        (10,173,630)                --                 --
     Institutional Class ...............................     (8,588,520)        (87,028,407)        (1,925,264)       (19,535,767)
     Service Class .....................................       (246,625)         (2,459,843)           (47,878)          (487,591)
     Investor A Class ..................................     (1,855,641)        (18,923,220)        (3,293,488)       (33,513,330)
     Investor B Class ..................................       (829,953)         (8,381,346)          (238,319)        (2,424,577)
     Investor C Class ..................................     (2,023,665)        (20,435,418)          (268,375)        (2,721,412)
                                                             ----------        ------------         ----------       ------------
Net increase ...........................................      8,339,922        $ 85,516,111         12,819,291       $129,823,715
                                                             ==========        ============         ==========       ============




                                                                                  MANAGED INCOME PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            -------------------------------        ------------------------------
                                                              SHARES              VALUE              SHARES             VALUE
                                                            -----------       -------------        -----------      -------------
Shares sold:
     Institutional Class ...............................      5,447,882       $  58,460,885         10,207,300      $ 107,255,564
     Service Class .....................................      7,654,822          82,423,998         15,821,178        166,240,535
     Investor A Class ..................................      2,696,527          29,002,173          7,671,445         81,027,087
     Investor B Class ..................................        336,429           3,628,610            345,795          3,644,847
     Investor C Class ..................................         50,219             539,709             29,857            313,363
Shares issued in reinvestment of dividends:
     Institutional Class ...............................         65,436             704,199             58,814            618,946
     Service Class .....................................        132,655           1,427,147            268,519          2,825,304
     Investor A Class ..................................        234,161           2,520,090            193,059          2,027,960
     Investor B Class ..................................         20,339             218,890             19,890            209,272
     Investor C Class ..................................            168               1,800                179              1,873
Shares redeemed:
     Institutional Class ...............................    (16,805,512)       (180,753,013)       (22,296,084)      (234,179,453)
     Service Class .....................................    (12,043,022)       (129,528,997)       (25,752,173)      (272,020,004)
     Investor A Class ..................................     (3,244,123)        (34,859,884)        (4,840,132)       (51,018,396)
     Investor B Class ..................................       (286,695)         (3,075,910)          (223,975)        (2,356,409)
     Investor C Class ..................................        (31,445)           (334,605)           (10,840)          (114,648)
                                                            -----------       -------------        -----------      -------------
Net decrease ...........................................    (15,772,159)      $(169,624,908)       (18,507,168)     $(195,524,159)
                                                            ===========       =============        ===========      =============

                                 BLACKROCK FUNDS


                                                                               INTERNATIONAL BOND PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            -------------------------------        ------------------------------
                                                              SHARES              VALUE              SHARES              VALUE
                                                            -----------        ------------        -----------       ------------
Shares sold:
     Institutional Class ...............................      4,806,368        $ 51,708,847          2,510,773       $ 26,213,250
     Service Class .....................................      3,744,362          39,958,885          2,587,721         26,889,822
     Investor A Class ..................................      5,938,781          63,521,893          3,480,684         36,261,959
     Investor B Class ..................................        547,770           5,858,051            556,247          5,803,258
     Investor C Class ..................................      1,199,720          12,914,769            570,640          5,955,983
Shares issued in reinvestment of dividends:
     Institutional Class ...............................         85,232             902,502             51,998            541,213
     Service Class .....................................        138,412           1,468,698             63,311            657,692
     Investor A Class ..................................        209,728           2,220,133            115,132          1,196,855
     Investor B Class ..................................         31,735             335,434             22,767            236,941
     Investor C Class ..................................         28,662             303,886             16,606            173,064
Shares redeemed:
     Institutional Class ...............................     (2,467,998)        (26,176,507)        (6,193,478)       (64,914,493)
     Service Class .....................................     (2,070,210)        (22,163,110)        (1,125,862)       (11,758,494)
     Investor A Class ..................................     (3,160,528)        (33,654,736)        (1,424,775)       (14,820,929)
     Investor B Class ..................................       (486,076)         (5,166,103)          (192,901)        (2,006,143)
     Investor C Class ..................................       (424,406)         (4,554,133)          (185,807)        (1,948,552)
                                                             ----------        ------------          ---------       ------------
Net increase ...........................................      8,121,552        $ 87,478,509            853,056       $  8,481,426
                                                             ==========        ============          =========       ============



                                                                                 HIGH YIELD BOND PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                                       9/30/03                                9/30/02
                                                            -------------------------------        ------------------------------
                                                              SHARES              VALUE              SHARES              VALUE
                                                            -----------       -------------        -----------      -------------
Shares sold:
     BlackRock Class ...................................     10,158,381       $  71,572,618          4,139,269      $  31,132,893
     Institutional Class ...............................     21,425,272         154,644,394         16,787,615        125,855,426
     Service Class .....................................      8,411,060          61,247,173          4,748,215         33,555,924
     Investor A Class ..................................     27,287,012         201,330,595          3,058,732         22,578,924
     Investor B Class ..................................      7,657,034          55,563,971          3,875,188         28,822,679
     Investor C Class ..................................      8,478,281          61,877,392          2,427,667         18,086,783
Shares issued in reinvestment of dividends:
     BlackRock Class ...................................        762,655           5,510,063            373,322          2,759,657
     Institutional Class ...............................         68,522             506,641             14,550            107,312
     Service Class .....................................         19,912             143,025                219              1,573
     Investor A Class ..................................        299,671           2,199,179             85,436            628,656
     Investor B Class ..................................        335,907           2,434,668            234,337          1,732,399
     Investor C Class ..................................        177,500           1,301,709             68,290            504,028
Shares redeemed:
     BlackRock Class ...................................     (8,303,757)        (62,624,825)        (3,491,519)       (24,866,674)
     Institutional Class ...............................    (13,348,336)        (98,190,198)       (15,799,780)      (111,871,692)
     Service Class .....................................     (1,764,213)        (12,728,387)          (403,261)        (2,761,546)
     Investor A Class ..................................    (19,740,537)       (148,481,187)        (1,552,653)       (11,132,398)
     Investor B Class ..................................     (2,687,824)        (19,446,183)        (2,305,413)       (16,968,323)
     Investor C Class ..................................     (2,442,021)        (18,227,743)          (777,148)        (5,712,122)
                                                            -----------       -------------        -----------      -------------
Net increase ...........................................     36,794,519       $ 258,632,905         11,483,066      $  92,453,499
                                                            ===========       =============        ===========      =============

                                 BLACKROCK FUNDS

     On September 30, 2003, two shareholders held approximately 32% of the outstanding shares of the Low Duration Bond Portfolio, two shareholders held approximately 79% of the outstanding shares of the Intermediate Government Portfolio, one shareholder held approximately 39% of the outstanding shares of the Intermediate Bond Portfolio, one shareholder held approximately 30% of the outstanding shares of the Core Bond Total Return Portfolio, three shareholders held approximately 45% of the outstanding shares of the Core PLUS Total Return Portfolio, one shareholder held approximately 24% of the outstanding shares of the Government Income Portfolio, two shareholders held approximately 63% of the outstanding shares of the GNMA Portfolio, one shareholder held approximately 82% of the outstanding shares of the Managed Income Portfolio, one shareholder held approximately 17% of the outstanding shares of the International Bond Portfolio and two shareholders held approximately 37% of the outstanding shares of the High Yield Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:


                                                   LOW           INTERMEDIATE
                                                DURATION          GOVERNMENT      INTERMEDIATE      CORE BOND         CORE PLUS
                                                  BOND               BOND             BOND        TOTAL RETURN       TOTAL RETURN
                                                PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                              --------------     ------------     ------------    --------------     ------------
     Capital paid-in .......................  $1,720,346,803     $306,388,166     $835,713,372    $2,252,905,482     $220,006,288
     Undistributed (accumulated) net
       investment loss .....................      (3,948,238)        (439,110)      (1,261,215)       (9,880,808)        (764,953)
     Accumulated net realized gain
       on investment transactions
       futures, options, swaptions,
       swap contracts and foreign
       currency related transactions .......      10,084,065          139,155       19,796,383        64,791,679        3,278,538
     Net unrealized appreciation on
       investment transactions,
       futures, options, swaptions,
       swap contracts and foreign
       currency related transactions .......       8,944,314       11,001,474       30,017,733        40,225,423        1,816,311
                                              --------------     ------------     ------------    --------------     ------------
                                              $1,735,426,944     $317,089,685     $884,266,273    $2,348,041,776     $224,336,184
                                              ==============     ============     ============    ==============     ============



                                                GOVERNMENT                          MANAGED       INTERNATIONAL       HIGH YIELD
                                                  INCOME             GNMA           INCOME            BOND               BOND
                                                 PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO          PORTFOLIO
                                              --------------     ------------     ------------    --------------     ------------
     Capital paid-in .......................    $165,117,574     $336,889,859     $907,639,093      $205,666,621     $589,256,358
     Undistributed (accumulated)
       net investment income (loss) ........        (519,087)      (1,617,894)         611,589        (3,734,044)      (3,485,912)
     Accumulated net realized gain
       (loss) on investment
       transactions, futures, options,
       swaptions, swap contracts and
       foreign currency related
       transactions ........................       2,086,130       (3,964,757)      28,106,603           800,345      (24,816,564)
     Net unrealized appreciation
       on investment transactions,
       futures, options, swaptions,
       swap contracts and foreign
       currency related transactions .......       3,309,923        5,111,330       27,489,291        15,574,336       15,117,347
                                                ------------     ------------     ------------      ------------     ------------
                                                $169,994,540     $336,418,538     $963,846,576      $218,307,258     $576,071,229
                                                ============     ============     ============      ============     ============

                                 BLACKROCK FUNDS

(F)    FEDERAL TAX INFORMATION

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     Dividends from net investment  income and  distributions  from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), return of capital, bond bifurcation and paydown adjustments were reclassified to the following accounts:


                                                                          INCREASE/          INCREASE/
                                                                         (DECREASE)         (DECREASE)
                                                      INCREASE/          ACCUMULATED       UNDISTRIBUTED
                                                     (DECREASE)         NET REALIZED      NET INVESTMENT
                                                   PAID IN-CAPITAL       GAIN (LOSS)          INCOME
                                                   ---------------      -------------     --------------
     Low Duration Bond Portfolio ...............     $        --         $(6,279,860)        $6,279,860
     Intermediate Government Bond Portfolio ....              --            (280,254)           280,254
     Intermediate Bond Portfolio ...............              --            (118,696)           118,696
     Core Bond Total Return Portfolio ..........              --          (4,580,550)         4,580,550
     Core PLUS Total Return Portfolio ..........              --            (520,464)           520,464
     Government Income Portfolio ...............              --          (1,564,577)         1,564,577
     GNMA Portfolio ............................         (12,451)         (3,051,834)         3,064,285
     Managed Income Portfolio ..................              --          (1,669,299)         1,669,299
     International Bond Portfolio ..............      (3,269,758)           (535,935)         3,805,693

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:


                                                             ORDINARY           LONG-TERM        TAX RETURN             TOTAL
                                                              INCOME          CAPITAL GAIN       OF CAPITAL         DISTRIBUTIONS
                                                            ------------      ------------       ----------         -------------
     Low Duration Bond Portfolio
       9/30/03 ........................................     $ 33,783,752         $     --          $ --               $33,783,752
       9/30/02 ........................................       24,038,708          421,787            --                24,460,495
     Intermediate Government Bond Portfolio
       9/30/03 ........................................       15,981,354               --            --                15,981,354
       9/30/02 ........................................       17,712,764               --            --                17,712,764
     Intermediate Bond Portfolio
       9/30/03 ........................................       44,207,199           42,351            --                44,249,550
       9/30/02 ........................................       62,116,204          839,247            --                62,955,451
     Core Bond Total Return Portfolio
       9/30/03 ........................................      124,169,675               --            --               124,169,675
       9/30/02 ........................................      131,807,323               --            --               131,807,323
     Core PLUS Total Return Portfolio
       9/30/03 ........................................        6,848,966          111,468            --                 6,960,434
       9/30/02 ........................................        2,934,835               --            --                 2,934,835
     Government Income Portfolio
       9/30/03 ........................................       11,243,305           97,535            --                11,340,840
       9/30/02 ........................................        3,036,996          798,056            --                 3,835,052
     GNMA Portfolio
       9/30/03 ........................................       18,382,038               --            --                18,382,038
       9/30/02 ........................................       14,462,465               --            --                14,462,465

                                 BLACKROCK FUNDS

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


                                                              ORDINARY         LONG-TERM         TAX RETURN             TOTAL
                                                               INCOME         CAPITAL GAIN       OF CAPITAL         DISTRIBUTIONS
                                                            ------------      ------------       ----------         -------------
     Managed Income Portfolio
       9/30/03 ......................................       $ 59,054,657          $    --        $       --          $59,054,657
       9/30/02 ......................................         69,193,212               --                --           69,193,212
     International Bond Portfolio
       9/30/03 ......................................          4,281,693           89,094         3,269,758            7,640,545
       9/30/02 ......................................          7,399,929               --                --            7,399,929
     High Yield Bond Portfolio
       9/30/03 ......................................         42,672,477               --                --           42,672,477
       9/30/02 ......................................         27,988,824               --               --            27,988,824


     As   of   September   30,   2003,   the    components   of    distributable
earnings/(accumulated losses) were as follows:


                                                           UNDISTRIBUTED      UNDISTRIBUTED        CAPITAL           POST-
                                                             ORDINARY           LONG-TERM           LOSS            OCTOBER
                                                              INCOME          CAPITAL GAIN      CARRYFORWARDS       LOSSES
                                                           -------------      -------------     -------------     -----------
     Low Duration Bond Portfolio ....................       $ 8,075,760       $        --       $        --       $(6,091,598) 1
     Intermediate Government Bond Portfolio .........           745,384                --        (1,284,135)               --
     Intermediate Bond Portfolio ....................         4,501,068        14,556,941                --                --
     Core Bond Total Return Portfolio ...............        25,357,126        24,041,370                --        (3,869,412) 1
     Core PLUS Total Return Portfolio ...............         1,160,594         1,073,450                --          (363,895) 1
     Government Income Portfolio ....................         1,006,357         1,394,662                --                --
     GNMA Portfolio .................................                --                --        (2,180,253)       (3,851,784)
     Managed Income Portfolio .......................         8,591,988        16,554,716                --        (1,524,170) 1
     International Bond Portfolio ...................                --                --                --          (296,652)
     High Yield Bond Portfolio ......................            76,401                --       (18,006,379)       (4,354,958)

----------
1  Includes Post-October  currency losses of $3,946,225 for the BlackRock Low Duration Bond Portfolio,  $3,869,412 for the BlackRock
   Core Bond Total Return  Portfolio,  $363,895 for the BlackRock Core PLUS Total Return  Portfolio and $1,524,170 for the BlackRock
   Managed Income Portfolio.

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                            EXPIRING SEPTEMBER 30
                                              ----------------------------------------------------------------------------------
                                                2007         2008          2009           2010          2011            Total
                                              --------    ------------   ---------     ----------    -----------     -----------
     Intermediate Government
       Bond Portfolio ...................     $     --    $1,284,135     $      --     $       --    $        --     $ 1,284,135
     GNMA Portfolio .....................           --            --            --        603,989      1,576,264       2,180,253
     High Yield Bond Portfolio ..........      683,582       603,164     1,980,685      3,431,765     11,307,183      18,006,379

(G)    CONTINGENCIES

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                 BLACKROCK FUNDS

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF BLACKROCK FUNDS:


In our opinion, the accompanying statements of net assets of Low Duration Bond, and Intermediate Government Bond Portfolios and the statements of assets and liabilities, including the schedules of investments of Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, GNMA, Managed Income, International Bond and High Yield Bond Portfolios (constituting the taxable bond portfolios of BlackRock Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets, of cash flows of the Intermediate Government and Intermediate Bond Portfolios and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2003, the results of each of their operations and of changes in each of their net assets for the periods indicated, the cash flows of Intermediate Government and Intermediate Bond Portfolios for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
November 26, 2003

                                 BLACKROCK FUNDS

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink(1)   Trustee and   Since      Director, Chairman and Chief Executive        43        Director             N/A
BlackRock, Inc.       President     2000       Officer of BlackRock, Inc. since its                    BlackRock, Inc.
40 E. 52nd Street                              formation in 1998 and of BlackRock,
New York, NY 10022                             Inc.'s predecessor entities since 1988;
Age: 50                                        Chairman of the Management Committee;
                                               formerly, Managing Director of the
                                               First Boston Corporation, Member of
                                               its Management Committee, Co-head of
                                               its Taxable Fixed Income Division and
                                               Head of its Mortgage and Real Estate
                                               Products Group; formerly, Chairman of
                                               the Board and Director of each of the
                                               closed-end Trusts for which BlackRock
                                               Advisors, Inc. serves as investment
                                               advisor; Chairman of the Board of
                                               Nomura BlackRock Asset Management and
                                               several of BlackRock's alternative
                                               investment vehicles; Director of
                                               several of BlackRock's offshore funds;
                                               formerly, Director of the New York
                                               Stock Exchange; Co-Chairman of the
                                               Board of Trustees of Mount Sinai-NYU;
                                               Co-Chairman of the Board of Trustees of
                                               NYU Hospitals Center; and a Member of
                                               the Board of Trustees of NYU.
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.   Trustee       Since      Partner, Covington & Burling (law firm)       43        Director, Mirant     $77,400
Eizenstat                           2001       (2001-Present); Deputy Secretary of the                 Corporation;
Covington & Burling                            Treasury (1999-2001), Under Secretary of                Advisory Board
1201 Pennsylvania                              State for  Economic,  Business  and                     member, The
Avenue, NW                                     Agricultural Affairs (1997-1999); Advisory              Coca-Cola Company.
Washington, DC 20004                           Board member, Group Menatep; Chairman,
Age: 60                                        International Board of Governors, Weizmann
                                               Institute of Science.
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Trustee,      Since      Retired; Director of USX Corporation          43        Director, ACE        $82,400
c/o BlackRock Funds   Vice          1996       (a diversified company principally engaged              Limited (insurance
100 Bellevue Parkway  Chairman                 in energy and steel businesses), 1991 to                company); Director
Wilmington, DE 19809  of the                   2001; Vice Chairman and Chief Financial                 and Chairman of the
Age: 59               Board and                Officer 1994-2001, Executive Vice                       Board, RTI
                      Chairman of              President - Accounting and Finance and Chief            International
                      the Audit                Financial Officer from 1991 to 1994.                    Metals, Inc.;
                      Committee                                                                        Director, Eastman
                                                                                                       Chemical Company.
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Judith Rodin      Trustee       Since      President, Professor of Psychology (School    43        Director, Aetna      $77,400
President                           2001       of Arts and Sciences), and Professor of                 Inc.; Director, AMR
University of                                  Medicine and Psychiatry (School of Medicine),           Corporation;
Pennsylvania                                   University of Pennsylvania (1994-present);              Director, Comcast
Office of the                                  Brookings Institution Board of Trustees;                Corporation;
President                                      Catalyst Board of Directors; Philadelphia               Director, Electronic
100 College Hall                               Chamber of Commerce, Executive Committee;               Data Systems
Philadelphia, PA                               President Clinton's Committee of Advisors on            Corporation.
19104-6380                                     Science and Technology (PCAST); National
Age: 59                                        Infrastructure Assurance Council.
-----------------------------------------------------------------------------------------------------------------------------------
David R.              Trustee and   Since      Chairman, Wilmerding & Associates, Inc.       44(3)                          $87,400
Wilmerding, Jr.       Chairman of   1996       (investment advisers) since 1989; Director,
Rosemont Business     the Board                Beaver Management Corporation (land
Campus                                         management corporation); Managing General
Building One,                                  Partner, Chestnut Street Exchange Fund;
Suite 100                                      Director, Peoples First, The Peoples Bank of
919 Conestoga Road                             Oxford; Director Emeritus, The Mutual Fire,
Rosemont, PA 19010                             Marine and Inland Insurance Company.
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                           FUND MANAGEMENT (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL FUND
                                         TERM OF                                                                         COMPLEX
                       POSITION(S)       OFFICE (2)                        PRINCIPAL OCCUPATION(S)                     COMPENSATION
   NAME, ADDRESS,      HELD WITH        AND LENGTH                         DURING PAST FIVE YEARS                        FOR THE
        AGE              FUND            OF TIME                                                                       YEAR ENDING
                                         SERVED                                                                          9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Paul Audet             Treasurer        Since 2002    Managing Director and Chief Financial Officer of BlackRock, Inc.      N/A
BlackRock, Inc.                                       since 1998; Treasurer of BlackRock Provident Institutional Funds
40 E. 52nd Street                                     since 2001; Senior Vice President of PNC Bank Corp. from 1991
New York, NY 10022                                    to 1998.
Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley          Vice President   Since 2003    Managing Director, BlackRock, Inc. since May 2000; First              N/A
BlackRock, Inc.                         (previously   Vice President and Operating Officer, Mergers and Acquisitions
40 E. 52nd Street                       served as     Group (1997-2000), First Vice President and Operating Officer,
New York, NY 10022                      Assistant     Public Finance Group (1995-1997), and First Vice President,
Age: 41                                 Secretary     Emerging Markets Fixed Income Research (1994-1995),
                                        since 2000)   Merrill Lynch & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson        Assistant        Since 1998    Senior Director and Vice President of Fund Accounting and             N/A
PFPC Inc.              Treasurer                      Administration, PFPC since 2003. Vice President and Director of
301 Bellevue Parkway                                  Mutual Fund Accounting and Administration, PFPC Inc. since
Wilmington, DE 19809                                  November 1997; Assistant Vice President, PFPC Inc. from March 1997
Age: 39                                               to November 1997; Senior Accounting Officer, PFPC Inc. from
                                                      March 1993 to March 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan      Secretary        Since 1997    Director and Senior Counsel (since January 2001), and Vice            N/A
BlackRock Advisors,                                   President and Senior Counsel (1998-2000), BlackRock Advisors,
Inc.                                                  Senior Counsel, PNC Bank Corp. from May 1995 to April 1998.
100 Bellevue Parkway
Wilmington, DE 19809
Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Tritto         Assistant        Since 2003    Director and Assistant Secretary of BlackRock, Inc. since 2002.       N/A
BlackRock, Inc.        Secretary                      Formerly, Executive Director (2000-2002) and Vice President (1998-
40 E. 52nd Street                                     2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset
New York, NY 10022                                    Management Inc. and officer of various Morgan Stanley-sponsored
Age: 42                                               investment vehicles; Counsel (1998) and Associate (1988-1997),
                                                      Rogers & Wells LLP, New York, NY.
-----------------------------------------------------------------------------------------------------------------------------------


(1) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(3) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation.

                                 BLACKROCK FUNDS

                             ADDITIONAL INFORMATION

      PricewaterhouseCoopers LLP ("PwC"), the Fund's independent auditors, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain contemplated services to PNC and its affiliates in the future which would cause PwC to no longer be independent with respect to the Fund, PwC has declined to stand for re-election as independent auditors of the Fund after the completion of the fiscal 2003 audit.

      The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditors to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditors for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

                                 BLACKROCK FUNDS

Investment Adviser
   BlackRock Advisors,Inc.
   Wilmington, Delaware 19809

Sub-Adviser
   BlackRock Financial Management,Inc.
   New York, New York 10022

Custodian
   PFPC Trust Co.
   Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
   PFPC Inc.
   Wilmington, Delaware 19809

Distributor
   BlackRock Distributors, Inc.
   King of Prussia, Pennsylvania 19406

Co-Administrator
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Counsel
   Simpson Thacher & Bartlett LLP
   New York, New York 10017

Independent Auditors
   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania 19103


The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------
                                  FUND SPECTRUM

BLACKROCK FUNDS IS A LEADING MUTUAL FUND COMPANY CURRENTLY MANAGING IN EXCESS OF $18 BILLION IN THE FOLLOWING PORTFOLIOS DESIGNED TO FIT A BROAD RANGE OF INVESTMENT GOALS. EACH PORTFOLIO IS MANAGED BY RECOGNIZED EXPERTS IN EQUITY, FIXED INCOME, INTERNATIONAL, AND TAX-FREE INVESTING.

STOCK PORTFOLIOS
----------------
         Large Cap Value Equity
         Large Cap Growth Equity
         Mid-Cap Value Equity
         Mid-Cap Growth Equity
         Small Cap Value Equity
         Small Cap Core Equity
         Small Cap Growth Equity
         U.S. Opportunities
         Global Science & Technology Opportunities
         European Equity
         International Equity
         International Opportunities
         Asia Pacific Equity
         Select Equity
         Index Equity


STOCK & BOND PORTFOLIOS
-----------------------
         Balanced

BOND PORTFOLIOS
---------------
         Low Duration Bond
         Intermediate Government Bond
         Intermediate Bond
         Government Income
         GNMA
         Managed Income
         Core Bond Total Return
         Core PLUS Total Return
         International Bond
         High Yield Bond

TAX-FREE BOND PORTFOLIOS
------------------------
         Tax-Free Income
         Pennsylvania Tax-Free Income
         New Jersey Tax-Free Income
         Ohio Tax-Free Income
         Delaware Tax-Free Income
         Kentucky Tax-Free Income

MONEY MARKET PORTFOLIOS
-----------------------
         Money Market
         U.S. Treasury Money Market
         Municipal Money Market
         New Jersey Municipal Money Market
         North Carolina Municipal Money Market
         Ohio Municipal Money Market
         Pennsylvania Municipal Money Market
         Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share Class investors should call 1-800-441-7450. You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or
obligations of, or guaranteed or
endorsed by PNC Bank, National
Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.



BND-ANN1



                                                               [GRAPHIC OMITTED]
                                                                       BLACKROCK

FIXED INCOME     LIQUIDITY     EQUITIES     ALTERNATIVES     BLACKROCK SOLUTIONS
--------------------------------------------------------------------------------


BlackRock Funds
Tax-Free Bond Portfolios

Annual Report to Shareholders
September 30, 2003










NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


(LOGO)
BLACKROCK
[GRAPHIC OMITTED]

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            TAX-FREE BOND PORTFOLIOS

* Tax-Free Income
* Pennsylvania Tax-Free Income
* New Jersey Tax-Free Income
* Ohio Tax-Free Income
* Delaware Tax-Free Income
* Kentucky Tax-Free Income

                                TABLE OF CONTENTS

SHAREHOLDER LETTER......................................................... 1
PORTFOLIO SUMMARIES
      Tax-Free Income...................................................... 2
      Pennsylvania Tax-Free Income......................................... 3
      New Jersey Tax-Free Income........................................... 4
      Ohio Tax-Free Income................................................. 5
      Delaware Tax-Free Income............................................. 6
      Kentucky Tax-Free Income............................................. 7
      Note on Performance Information...................................... 8
STATEMENTS OF NET ASSETS ............................................... 9-26
PORTFOLIO FINANCIAL STATEMENTS
      Statements of Operations............................................ 27
      Statements of Changes in Net Assets.............................. 28-29
      Financial Highlights............................................. 30-37
NOTES TO FINANCIAL STATEMENTS.......................................... 38-47
REPORT OF INDEPENDENT AUDITORS............................................ 48
FUND MANAGEMENT........................................................ 49-51
ADDITIONAL INFORMATION.................................................... 52

--------------------------------------------------------------------------------
                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

 BLACKROCK FUNDS IS COMMITTED TO MAINTAINING THE PRIVACY OF ITS SHAREHOLDERS AND TO SAFEGUARDING THEIR NONPUBLIC PERSONAL INFORMATION. THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND WHAT PERSONAL INFORMATION BLACKROCK FUNDS COLLECTS, HOW WE PROTECT THAT INFORMATION, AND WHY IN CERTAIN CASES WE MAY SHARE SUCH INFORMATION WITH SELECT OTHER PARTIES.

 BLACKROCK FUNDS DOES NOT RECEIVE ANY NONPUBLIC PERSONAL INFORMATION RELATING TO ITS SHAREHOLDERS WHO PURCHASE SHARES THROUGH THEIR BROKER-DEALERS. IN THE CASE OF SHAREHOLDERS WHO ARE RECORD OWNERS OF BLACKROCK FUNDS, BLACKROCK FUNDS RECEIVES NONPUBLIC PERSONAL INFORMATION ON ACCOUNT APPLICATIONS OR OTHER FORMS. WITH RESPECT TO THESE SHAREHOLDERS, BLACKROCK FUNDS ALSO HAS ACCESS TO SPECIFIC INFORMATION REGARDING THEIR TRANSACTIONS IN BLACKROCK FUNDS.

 BLACKROCK FUNDS DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS OR FORMER SHAREHOLDERS TO ANYONE, EXCEPT AS PERMITTED BY LAW OR AS IS NECESSARY IN ORDER TO SERVICE OUR SHAREHOLDERS' ACCOUNTS (FOR EXAMPLE, TO A TRANSFER AGENT).

 BLACKROCK FUNDS RESTRICTS ACCESS TO NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO BLACKROCK EMPLOYEES WITH A LEGITIMATE BUSINESS NEED FOR THE INFORMATION. BLACKROCK FUNDS MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS DESIGNED TO PROTECT THE NONPUBLIC PERSONAL INFORMATION OF OUR SHAREHOLDERS.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

September 30, 2003

Dear Shareholder:

      We are pleased to present the Annual Report to Shareholders of the BlackRock Funds' Tax-Free Bond Portfolios for the year ended September 30, 2003. The Annual Report includes important information on each Portfolio, and is organized as follows:

o PORTFOLIO SUMMARY -- discusses recent portfolio management activity and highlights total returns.

o STATEMENT OF NET ASSETS -- lists portfolio holdings and includes each holding's market value and par amount/number of shares as of September 30, 2003. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio.

o STATEMENT OF OPERATIONS -- displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o STATEMENT OF CHANGES IN NET ASSETS -- compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o FINANCIAL HIGHLIGHTS -- include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

o NOTES TO FINANCIAL STATEMENTS -- provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o FUND MANAGEMENT TABLE -- lists information regarding BlackRock Funds' Trustees and Officers.

      In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

      We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.

Sincerely,


/s/  ANNE ACKERLEY

Anne Ackerley
MANAGING DIRECTOR
BLACKROCK ADVISORS, INC.

                            TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (9/30/03): $355.9 MILLION

INVESTMENT APPROACH

     SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS ISSUED BY OR ON BEHALF OF STATES AND POSSESSIONS OF THE UNITED STATES, THEIR POLITICAL SUBDIVISIONS AND THEIR AGENCIES AND AUTHORITIES (AND RELATED TAX-EXEMPT DERIVATIVE SECURITIES), THE INTEREST ON WHICH THE PORTFOLIO MANAGEMENT TEAM BELIEVES IS EXEMPT FROM FEDERAL INCOME TAX INCLUDING THE FEDERAL ALTERNATIVE MINIMUM TAX ("MUNICIPAL SECURITIES"). THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL SECURITIES, INCLUDING BOTH GENERAL OBLIGATION AND REVENUE BONDS, FROM A DIVERSE RANGE OF ISSUERS. THE PORTFOLIO EMPHASIZES MUNICIPAL SECURITIES IN THE TEN- TO TWENTY-YEAR MATURITY RANGE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o RECORD NEW ISSUE SUPPLY, ECONOMIC UNCERTAINTY, AND CONCERNS OVER THE GEOPOLITICAL SITUATION IN THE MIDDLE EAST WERE THE DOMINANT THEMES IN THE MUNICIPAL MARKET DURING THE FIRST HALF OF THE FISCAL YEAR. FOR THE SIX MONTHS ENDED MARCH 31, 2003, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 1.20%. RETURNS VARIED ACROSS MATURITIES, WITH THE 5-YEAR SECTOR RETURNING 1.97%, WHILE THE 10-YEAR SECTOR RETURNED 0.74%. A COMBINATION OF WIDENING BUDGET DEFICITS AT STATE AND LOCAL LEVELS AND LOW INTEREST RATES FUELED ISSUANCE DURING THE FIRST HALF OF THE FISCAL YEAR. ALTHOUGH RECORD SUPPLY PUT PRESSURE ON MUNICIPAL BONDS, HEAVY RETAIL AND INSTITUTIONAL INTEREST CONTINUED TO OFFSET ANY WEAKNESS GIVEN MUNICIPALS' HIGH LEVELS OF AFTER-TAX INCOME AND LOWER VOLATILITY.

     o PERFORMANCE EARLY IN THE FIRST HALF OF THE FISCAL YEAR WAS INFLUENCED BY THE PORTFOLIO'S ALLOCATION TO HIGH QUALITY SECURITIES, AS THESE SECURITIES WERE STRONG PERFORMERS IN 2002. LATER IN THE PERIOD, THE PORTFOLIO'S LOWER SENSITIVITY TO INTEREST RATE CHANGES WAS OFFSET BY ITS HIGH LEVEL OF INCOME AND A STRUCTURE THAT FOCUSED ON INTERMEDIATE MATURITIES. THE PORTFOLIO'S ALLOCATION TO INTERMEDIATE MATURITIES BENEFITED PERFORMANCE AS THE STRONGEST PERFORMING SEGMENT OF THE YIELD CURVE DURING THE SECOND QUARTER OF THE FISCAL YEAR WAS CONCENTRATED AROUND 15-YEAR MATURITIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, FIXED INCOME MARKETS WITNESSED SOME OF THE LOWEST INTEREST RATES IN DECADES AS THE FEDERAL RESERVE EXPRESSED INCREASING DEFLATION CONCERNS. AGAINST THIS BACKDROP, MUNICIPAL BONDS EXPERIENCED A SIMILAR DECLINE IN INTEREST RATES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 2.58% FOR THE QUARTER. FOR THE QUARTER, THE TWO BEST PERFORMING PORTIONS OF THE YIELD CURVE WERE THE 10-YEAR SECTOR AND 22+-YEAR SECTOR, RETURNING 3.13% AND 3.25%, RESPECTIVELY. DURING THE QUARTER, THE PORTFOLIO BENEFITED FROM A VARIETY OF FACTORS. THESE INCLUDED A RECOVERY IN THE PRICE OF HOLDINGS IN DALLAS FORT WORTH AIRPORT SECURITIES FOR AMERICAN AIRLINES AND CERTAIN ELECTRIC UTILITIES SECURITIES. THE PORTFOLIO'S POSITIONING ALONG THE YIELD CURVE ALSO BENEFITED PERFORMANCE.

     o THE MUNICIPAL SECTOR WAS ONE OF THE STRONGEST PERFORMING ASSET CLASSES IN THE FOURTH QUARTER OF THE FISCAL YEAR, RETURNING 0.08%, AS NEW ISSUE SUPPLY SUBSIDED AND INTEREST RATES TRENDED HIGHER. HOWEVER, INTRA-MONTH VOLATILITY WAS EXTREME ON A HISTORICAL BASIS. JULY, -3.50%, WAS THE LOWEST RETURN MONTH IN OVER NINE YEARS, WHILE SEPTEMBER, 2.94%, WAS THE HIGHEST IN OVER EIGHT YEARS. OVER THE QUARTER, THE PORTFOLIO BENEFITED FROM A VARIETY OF FACTORS, INCLUDING RECOVERING CREDIT SPREADS, NEUTRAL TO SLIGHTLY SHORT DURATION, AND FAIRLY HIGH LEVELS OF INCOME.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              THE TAX-FREE INCOME PORTFOLIO AND THE LEHMAN BROTHERS
        MUNICIPAL BOND INDEX FROM INCEPTION AND AT EACH FISCAL YEAR END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS       LEHMAN BROTHERS MUNICIPAL BOND INDEX
5/14/90               $10,000               $9,597                           $10,000
6/30/90               $10,118               $9,710                           $10,088
9/30/90               $10,140               $9,731                           $10,094
12/31/90              $10,514              $10,091                           $10,529
3/31/91               $10,721              $10,289                           $10,767
6/30/91               $10,920              $10,480                           $10,997
9/30/91               $11,297              $10,841                           $11,424
12/31/91              $11,709              $11,237                           $11,808
3/31/92               $11,835              $11,358                           $11,844
6/30/92               $12,217              $11,724                           $12,293
9/30/92               $12,506              $12,002                           $12,619
12/31/92              $12,744              $12,231                           $12,849
3/31/93               $13,247              $12,714                           $13,326
6/30/93               $13,709              $13,156                           $13,762
9/30/93               $14,200              $13,618                           $14,227
12/31/93              $14,418              $13,811                           $14,427
3/31/94               $13,436              $12,855                           $13,635
6/30/94               $13,620              $13,018                           $13,786
9/30/94               $13,666              $13,048                           $13,880
12/31/94              $13,457              $12,833                           $13,681
3/31/95               $14,558              $13,868                           $14,648
6/30/95               $14,811              $14,091                           $15,002
9/30/95               $15,243              $14,482                           $15,433
12/31/95              $15,941              $15,113                           $16,070
3/31/96               $15,806              $14,982                           $15,876
6/30/96               $15,953              $15,103                           $15,998
9/30/96               $16,378              $15,487                           $16,366
12/31/96              $16,853              $15,918                           $16,783
3/31/97               $16,839              $15,886                           $16,744
6/30/97               $17,445              $16,439                           $17,321
9/30/97               $18,031              $16,971                           $17,843
12/31/97              $18,559              $17,448                           $18,327
3/31/98               $18,804              $17,656                           $18,538
6/30/98               $19,077              $17,892                           $18,819
9/30/98               $19,627              $18,386                           $19,398
12/31/98              $19,751              $18,480                           $19,515
3/31/99               $19,853              $18,554                           $19,688
6/30/99               $19,507              $18,209                           $19,340
9/30/99               $19,298              $17,993                           $19,262
12/31/99              $18,928              $17,627                           $19,111
3/31/00               $19,471              $18,112                           $19,672
6/30/00               $19,722              $18,323                           $19,969
9/30/00               $20,225              $18,769                           $20,452
12/31/00              $21,001              $19,467                           $21,346
3/31/01               $21,410              $19,823                           $21,820
6/30/01               $21,598              $19,956                           $21,962
9/30/01               $22,208              $20,515                           $22,579
12/31/01              $22,005              $20,302                           $22,441
3/31/02               $22,213              $20,453                           $22,652
6/30/02               $22,783              $20,972                           $23,482
9/30/02               $23,337              $21,457                           $24,597
12/31/02              $23,324              $21,420                           $24,597
3/31/03               $23,329              $21,399                           $24,892
6/30/03               $24,156              $22,132                           $25,535
9/30/03               $24,130              $22,082                           $25,555


                                   FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                             1 Year (DIAMOND)   3 Year       5 Year       10 Year      From Inception
                             ----------------   ------       ------       -------      --------------
  Institutional Class                3.40%       6.06%        4.22%        5.44%            6.80%
  Service Class                      2.99%       5.71%        3.89%        5.13%            6.56%
  Investor A Class (Load Adjusted)  (1.17)%      4.13%        2.89%        4.53%            6.10%
  Investor A Class (NAV)             2.91%       5.57%        3.73%        4.95%            6.43%
  Investor B Class (Load Adjusted)  (2.29)%      3.71%        2.61%        4.39%            6.00%
  Investor B Class (NAV)             2.14%       4.78%        2.96%        4.39%            6.00%
  Investor C Class (Load Adjusted)   1.16%       4.75%        2.96%        4.39%            6.00%
  Investor C Class (NAV)             2.14%       4.75%        2.96%        4.39%            6.00%
-------------------------------------------------------------------------------------------------------



THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 1/21/93; SERVICE SHARES, 7/29/93; INVESTOR BSHARES, 7/18/96 AND INVESTOR C SHARES, 2/28/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE. PLEASE NOTE THAT BENCHMARK PERFORMANCE ON THE LINE GRAPH ABOVE BEGINS ON 5/31/90.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (9/30/03): $821.0 MILLION

INVESTMENT APPROACH

     SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND, TO THE EXTENT POSSIBLE, PENNSYLVANIA STATE INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS ISSUED BY OR ON BEHALF OF STATES AND POSSESSIONS OF THE UNITED STATES, THEIR POLITICAL SUBDIVISIONS AND THEIR AGENCIES OR AUTHORITIES (AND RELATED TAX-EXEMPT DERIVATIVE SECURITIES), THE INTEREST ON WHICH THE PORTFOLIO MANAGEMENT TEAM BELIEVES IS EXEMPT FROM FEDERAL INCOME TAX (INCLUDING THE FEDERAL ALTERNATIVE MINIMUM TAX) AND PENNSYLVANIA STATE INCOME TAX ("MUNICIPAL SECURITIES"). THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL SECURITIES, INCLUDING BOTH GENERAL OBLIGATION AND REVENUE BONDS, FROM A DIVERSE RANGE OF ISSUERS (INCLUDING ISSUERS LOCATED OUTSIDE OF PENNSYLVANIA). THE PORTFOLIO EMPHASIZES MUNICIPAL SECURITIES IN THE TEN- TO TWENTY-YEAR MATURITY RANGE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o RECORD NEW ISSUE SUPPLY, ECONOMIC UNCERTAINTY, AND CONCERNS OVER THE GEOPOLITICAL SITUATION IN THE MIDDLE EAST WERE THE DOMINANT THEMES IN THE MUNICIPAL MARKET DURING THE FIRST HALF OF THE FISCAL YEAR. FOR THE SIX MONTHS ENDED MARCH 31, 2003, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 1.20%. RETURNS VARIED ACROSS MATURITIES, WITH THE 5-YEAR SECTOR RETURNING 1.97%, WHILE THE 10-YEAR SECTOR RETURNED 0.74%. A COMBINATION OF WIDENING BUDGET DEFICITS AT STATE AND LOCAL LEVELS AND LOW INTEREST RATES FUELED ISSUANCE DURING THE FIRST HALF OF THE FISCAL YEAR. ALTHOUGH RECORD SUPPLY PUT PRESSURE ON MUNICIPAL BONDS, HEAVY RETAIL AND INSTITUTIONAL INTEREST CONTINUED TO OFFSET ANY WEAKNESS GIVEN MUNICIPALS' HIGH LEVELS OF AFTER-TAX INCOME AND LOWER VOLATILITY.

     o DURING THE FIRST QUARTER OF THE FISCAL YEAR, THE PORTFOLIO BENEFITED FROM ITS RELATIVELY LOW SENSITIVITY TO INTEREST RATE CHANGES. THE SHORTER DURATION OF THE PORTFOLIO WAS MAINLY A RESULT OF OWNING PRIMARILY HIGH COUPON SECURITIES, WHICH WERE PRICING TO THEIR CALL OPTIONS. DURING THE SECOND QUARTER OF THE FISCAL YEAR, THE PORTFOLIO WAS HEAVILY WEIGHTED IN 12- TO 20-YEAR MATURITIES. THIS HAD A POSITIVE EFFECT ON PERFORMANCE, AS THE STRONGEST PERFORMING SEGMENT OF THE YIELD CURVE DURING THE QUARTER WAS CONCENTRATED AROUND 15-YEAR MATURITIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, FIXED INCOME MARKETS WITNESSED SOME OF THE LOWEST INTEREST RATES IN DECADES AS THE FEDERAL RESERVE EXPRESSED INCREASING DEFLATION CONCERNS. AGAINST THIS BACKDROP, MUNICIPAL BONDS EXPERIENCED A SIMILAR DECLINE IN INTEREST RATES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 2.58% FOR THE QUARTER. FOR THE QUARTER, THE TWO BEST PERFORMING PORTIONS OF THE YIELD CURVE WERE THE 10-YEAR SECTOR AND 22+-YEAR SECTOR, RETURNING 3.13% AND 3.25%, RESPECTIVELY. THE PORTFOLIO BENEFITED FROM ITS EXPOSURE TO THE 10- TO 20-YEAR PORTION OF THE YIELD CURVE. THE PORTFOLIO'S BIAS CONTINUED TO FAVOR PREMIUM COUPON SECURITIES VERSUS PAR SECURITIES AND DISCOUNTS.

     o THE MUNICIPAL SECTOR WAS ONE OF THE STRONGEST PERFORMING ASSET CLASSES IN THE FOURTH QUARTER OF THE FISCAL YEAR, RETURNING 0.08%, AS NEW ISSUE SUPPLY SUBSIDED AND INTEREST RATES TRENDED HIGHER. HOWEVER, INTRA-MONTH VOLATILITY WAS EXTREME ON A HISTORICAL BASIS. JULY, -3.50%, WAS THE LOWEST RETURN MONTH IN OVER NINE YEARS, WHILE SEPTEMBER, 2.94%, WAS THE HIGHEST IN OVER EIGHT YEARS. WHILE THE PORTFOLIO MAINTAINED A NEUTRAL TO SLIGHTLY SHORT DURATION, AN ALLOCATION TO 10-YEAR SECURITIES CONTRIBUTED TO THE PORTFOLIO'S MODEST UNDERPERFORMANCE FOR THE QUARTER. THAT PORTION OF THE YIELD CURVE WAS THE WORST PERFORMING FOR THE QUARTER INSIDE OF 17-YEAR MATURITIES, WITH ONLY THE 22+-YEAR MATURITY SPECTRUM PERFORMING SIGNIFICANTLY WORSE.

     o CURRENTLY RATED AA2/AA, PENNSYLVANIA HAS MODEST OUTSTANDING DEBT ($451 PER CAPITA AND 1.7% OF ANNUAL PERSONAL INCOME). SLOWER ECONOMIC ACTIVITY IN FISCAL 2002 RESULTED IN THE USE OF THE ENTIRE STABILIZATION RESERVE FUND ($1.1 BILLION) AND THE COMMONWEALTH REPORTEDLY ENDED FISCAL 2003 WITH A VERY NARROW BUDGET BALANCE. ALTHOUGH THE FISCAL 2004 BUDGET HAS YET TO BE FINALIZED, AN INCREASE IN THE COMMONWEALTH'S PERSONAL INCOME TAX (TO 3.25% FROM 2.8%) IS EXPECTED TO RAISE AN ADDITIONAL $2 BILLION IN REVENUE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            THE PA TAX-FREE INCOME PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION AND AT EACH FISCAL YEAR END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS       LEHMAN BROTHERS MUNICIPAL BOND INDEX
12/1/92               $10,000               $9,597                           $10,000
12/31/92              $10,080               $9,674                           $10,102
3/31/93               $10,492              $10,063                           $10,477
6/30/93               $10,809              $10,361                           $10,820
9/30/93               $11,142              $10,704                           $11,185
12/31/93              $11,324              $10,878                           $11,342
3/31/94               $10,614              $10,196                           $10,720
6/30/94               $10,746              $10,324                           $10,838
9/30/94               $10,813              $10,376                           $10,912
12/31/94              $10,545              $10,107                           $10,756
3/31/95               $11,352              $10,870                           $11,516
6/30/95               $11,614              $11,107                           $11,794
9/30/95               $11,983              $11,447                           $12,134
12/31/95              $12,486              $11,913                           $12,634
3/31/96               $12,341              $11,762                           $12,482
6/30/96               $12,452              $11,853                           $12,577
9/30/96               $12,737              $12,112                           $12,867
12/31/96              $13,062              $12,407                           $13,195
3/31/97               $13,014              $12,348                           $13,164
6/30/97               $13,413              $12,713                           $13,618
9/30/97               $13,811              $13,075                           $14,028
12/31/97              $14,198              $13,428                           $14,409
3/31/98               $14,371              $13,577                           $14,575
6/30/98               $14,600              $13,778                           $14,796
9/30/98               $14,986              $14,127                           $15,251
12/31/98              $15,066              $14,186                           $15,343
3/31/99               $15,187              $14,285                           $15,479
6/30/99               $14,936              $14,033                           $15,205
9/30/99               $14,864              $13,950                           $15,144
12/31/99              $14,721              $13,800                           $15,026
3/31/00               $15,095              $14,135                           $15,466
6/30/00               $15,313              $14,323                           $15,700
9/30/00               $15,682              $14,651                           $16,079
12/31/00              $16,188              $15,106                           $16,783
3/31/01               $16,554              $15,416                           $17,155
6/30/01               $16,605              $15,446                           $17,267
9/30/01               $17,037              $15,844                           $17,751
12/31/01              $16,952              $15,731                           $17,643
3/31/02               $17,085              $15,836                           $17,809
6/30/02               $17,655              $16,361                           $18,461
9/30/02               $18,150              $16,800                           $19,338
12/31/02              $18,191              $16,803                           $19,338
3/31/03               $18,364              $16,959                           $19,571
6/30/03               $18,826              $17,350                           $20,075
9/30/03               $18,724              $17,235                           $20,091


                                 FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN
                             1 Year (DIAMOND)   3 Year       5 Year       10 Year      From Inception
                             ----------------   ------       ------       -------      --------------
  Institutional Class                3.16%       6.09%        4.55%        5.33%            5.96%
  Service Class                      2.86%       5.78%        4.23%        5.01%            5.69%
  Investor A Class (Load Adjusted)  (1.50)%      4.14%        3.22%        4.45%            5.16%
  Investor A Class (NAV)             2.59%       5.56%        4.06%        4.88%            5.56%
  Investor B Class (Load Adjusted)  (2.51)%      3.77%        2.95%        4.22%            4.95%
  Investor B Class (NAV)             1.93%       4.85%        3.29%        4.22%            4.95%
  Investor C Class (Load Adjusted)   0.94%       4.83%        3.34%        4.25%            4.97%
  Investor C Class (NAV)             1.92%       4.83%        3.34%        4.25%            4.97%
--------------------------------------------------------------------------------------------------------



THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94 AND INVESTOR C SHARES, 8/14/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                      NEW JERSEY TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (9/30/03): $161.5 MILLION

INVESTMENT APPROACH

     SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND, TO THE EXTENT POSSIBLE, NEW JERSEY STATE INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS ISSUED BY OR ON BEHALF OF STATES AND POSSESSIONS OF THE UNITED STATES, THEIR POLITICAL SUBDIVISIONS AND THEIR AGENCIES OR AUTHORITIES (AND RELATED TAX-EXEMPT DERIVATIVE SECURITIES), THE INTEREST ON WHICH THE PORTFOLIO MANAGEMENT TEAM BELIEVES IS EXEMPT FROM FEDERAL INCOME TAX (INCLUDING THE FEDERAL ALTERNATIVE MINIMUM TAX) AND NEW JERSEY STATE INCOME TAX ("MUNICIPAL SECURITIES"). THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL SECURITIES, INCLUDING BOTH GENERAL OBLIGATION AND REVENUE BONDS, FROM A DIVERSE RANGE OF ISSUERS. THE PORTFOLIO EMPHASIZES MUNICIPAL SECURITIES IN THE TEN- TO TWENTY-YEAR MATURITY RANGE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o RECORD NEW ISSUE SUPPLY, ECONOMIC UNCERTAINTY, AND CONCERNS OVER THE GEOPOLITICAL SITUATION IN THE MIDDLE EAST WERE THE DOMINANT THEMES IN THE MUNICIPAL MARKET DURING THE FIRST HALF OF THE FISCAL YEAR. FOR THE SIX MONTHS ENDED MARCH 31, 2003, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 1.20%. RETURNS VARIED ACROSS MATURITIES, WITH THE 5-YEAR SECTOR RETURNING 1.97%, WHILE THE 10-YEAR SECTOR RETURNED 0.74%. A COMBINATION OF WIDENING BUDGET DEFICITS AT STATE AND LOCAL LEVELS AND LOW INTEREST RATES FUELED ISSUANCE DURING THE FIRST HALF OF THE FISCAL YEAR. ALTHOUGH RECORD SUPPLY PUT PRESSURE ON MUNICIPAL BONDS, HEAVY RETAIL AND INSTITUTIONAL INTEREST CONTINUED TO OFFSET ANY WEAKNESS GIVEN MUNICIPALS' HIGH LEVELS OF AFTER-TAX INCOME AND LOWER VOLATILITY.

     o PERFORMANCE EARLY IN THE FIRST HALF OF THE FISCAL YEAR WAS INFLUENCED BY THE PORTFOLIO'S ALLOCATION TO HIGH QUALITY SECURITIES, AS THESE ISSUES WERE STRONG PERFORMERS IN 2002. LATER IN THE PERIOD, THE PORTFOLIO BENEFITED FROM ITS ALLOCATION TO SECURITIES IN THE 12- TO 17-YEAR MATURITY RANGE. DURING THE SECOND QUARTER OF THE FISCAL YEAR, THE STRONGEST PERFORMING SEGMENT OF THE YIELD CURVE WAS CONCENTRATED AROUND 15-YEAR MATURITIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, FIXED INCOME MARKETS WITNESSED SOME OF THE LOWEST INTEREST RATES IN DECADES AS THE FEDERAL RESERVE EXPRESSED INCREASING DEFLATION CONCERNS. AGAINST THIS BACKDROP, MUNICIPAL BONDS EXPERIENCED A SIMILAR DECLINE IN INTEREST RATES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 2.58% FOR THE QUARTER. FOR THE QUARTER, THE TWO BEST PERFORMING PORTIONS OF THE YIELD CURVE WERE THE 10-YEAR SECTOR AND 22+-YEAR SECTOR, RETURNING 3.13% AND 3.25%, RESPECTIVELY. THE PORTFOLIO BENEFITED FROM ITS CURVE STRUCTURE, AS IT CONTINUED TO BE INVESTED IN THE 12- TO 17-YEAR PORTION OF THE YIELD CURVE. THE PORTFOLIO'S BIAS CONTINUED TO FAVOR PREMIUM COUPON SECURITIES VERSUS PAR SECURITIES AND DISCOUNTS.

     o THE MUNICIPAL SECTOR WAS ONE OF THE STRONGEST PERFORMING ASSET CLASSES IN THE FOURTH QUARTER OF THE FISCAL YEAR, RETURNING 0.08%, AS NEW ISSUE SUPPLY SUBSIDED AND INTEREST RATES TRENDED HIGHER. HOWEVER, INTRA-MONTH VOLATILITY WAS EXTREME ON A HISTORICAL BASIS. JULY, -3.50%, WAS THE LOWEST RETURN MONTH IN OVER NINE YEARS, WHILE SEPTEMBER, 2.94%, WAS THE HIGHEST IN OVER EIGHT YEARS. WHILE THE PORTFOLIO MAINTAINED A NEUTRAL TO SLIGHTLY SHORT DURATION, AN ALLOCATION TO THE 10-YEAR BUCKET CONTRIBUTED TO THE PORTFOLIO'S UNDERPERFORMANCE FOR THE QUARTER. THAT PORTION OF THE YIELD CURVE WAS THE WORST PERFORMING FOR THE QUARTER INSIDE OF 17-YEAR MATURITIES, WITH ONLY THE 22+ -YEAR MATURITY SPECTRUM PERFORMING SIGNIFICANTLY WORSE.

     o NEW JERSEY'S HIGH STANDARD OF LIVING REFLECTS THE STATE'S STRONG AND DIVERSE ECONOMY. DURING 2002, HOWEVER, THE ECONOMY BECAME SLUGGISH, MIRRORING THE NATIONAL ECONOMIC SLOWDOWN. NEW JERSEY'S FINANCIAL POSITION HAS SUFFERED FROM TWO YEARS OF FISCAL IMBALANCE AS ITS EXPENDITURES GREW MORE RAPIDLY THAN REVENUES. CURRENTLY, NEW JERSEY IS RATED AA2/AA WITH A NEGATIVE OUTLOOK FROM MOODY'S. HOWEVER, TOTAL REVENUE COLLECTIONS FOR THE FIRST QUARTER OF FISCAL YEAR 2004 ARE ON BUDGET.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            THE NJ TAX-FREE INCOME PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION AND AT EACH FISCAL YEAR END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  SERVICE CLASS        INVESTOR A CLASS       LEHMAN BROTHERS MUNICIPAL BOND INDEX
7/1/91                $10,000               $9,597                           $10,000
9/30/91               $10,357               $9,940                           $10,389
12/31/91              $10,736              $10,303                           $10,738
3/31/92               $10,775              $10,340                           $10,770
6/30/92               $11,205              $10,754                           $11,179
9/30/92               $11,462              $11,000                           $11,475
12/31/92              $11,691              $11,220                           $11,684
3/31/93               $12,098              $11,610                           $12,118
6/30/93               $12,514              $12,009                           $12,514
9/30/93               $12,867              $12,349                           $12,937
12/31/93              $13,045              $12,519                           $13,119
3/31/94               $12,370              $11,871                           $12,399
6/30/94               $12,504              $12,000                           $12,536
9/30/94               $12,583              $12,076                           $12,622
12/31/94              $12,432              $11,931                           $12,440
3/31/95               $13,195              $12,663                           $13,320
6/30/95               $13,454              $12,911                           $13,642
9/30/95               $13,802              $13,246                           $14,034
12/31/95              $14,289              $13,713                           $14,613
3/31/96               $14,162              $13,579                           $14,437
6/30/96               $14,202              $13,611                           $14,547
9/30/96               $14,449              $13,842                           $14,882
12/31/96              $14,809              $14,183                           $15,262
3/31/97               $14,770              $14,140                           $15,226
6/30/97               $15,183              $14,529                           $15,751
9/30/97               $15,621              $14,942                           $16,226
12/31/97              $16,033              $15,329                           $16,666
3/31/98               $16,165              $15,449                           $16,858
6/30/98               $16,401              $15,668                           $17,113
9/30/98               $16,915              $16,152                           $17,640
12/31/98              $16,990              $16,217                           $17,746
3/31/99               $17,045              $16,263                           $17,903
6/30/99               $16,696              $15,923                           $17,587
9/30/99               $16,636              $15,859                           $17,516
12/31/99              $16,518              $15,739                           $17,379
3/31/00               $16,847              $16,046                           $17,888
6/30/00               $17,089              $16,270                           $18,159
9/30/00               $17,442              $16,599                           $18,598
12/31/00              $18,121              $17,238                           $19,411
3/31/01               $18,546              $17,635                           $19,842
6/30/01               $18,644              $17,706                           $19,971
9/30/01               $19,142              $18,186                           $20,532
12/31/01              $18,921              $17,969                           $20,407
3/31/02               $19,210              $18,219                           $20,599
6/30/02               $19,871              $18,855                           $21,353
9/30/02               $20,508              $19,436                           $22,367
12/31/02              $20,525              $19,459                           $22,367
3/31/03               $20,728              $19,627                           $22,636
6/30/03               $21,248              $20,128                           $23,220
9/30/03               $21,090              $19,969                           $23,238



                                   FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                             1 Year (DIAMOND)   3 Year       5 Year       10 Year      From Inception
                             ----------------  --------     --------     ---------     --------------
  Institutional Class                3.14%       6.85%        4.82%        5.23%            6.42%
  Service Class                      2.84%       6.53%        4.51%        5.06%            6.28%
  Investor A Class (Load Adjusted)  (1.35)%      4.92%        3.49%        4.50%            5.81%
  Investor A Class (NAV)             2.75%       6.36%        4.33%        4.92%            6.17%
  Investor B Class (Load Adjusted)  (2.43)%      4.51%        3.22%        4.36%            5.70%
  Investor B Class (NAV)             1.98%       5.57%        3.56%        4.36%            5.70%
  Investor C Class (Load Adjusted)   0.91%       5.62%        3.58%        4.37%            5.71%
  Investor C Class (NAV)             1.89%       5.62%        3.58%        4.37%            5.71%
-------------------------------------------------------------------------------------------------------



THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR A SHARES, 1/26/96; INVESTOR B SHARES, 7/2/96; INSTITUTIONAL SHARES, 5/4/98 AND INVESTOR C SHARES, 12/9/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH* ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         OHIO TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (9/30/03): $122.0 MILLION

INVESTMENT APPROACH

     SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND, TO THE EXTENT POSSIBLE, OHIO STATE INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS ISSUED BY OR ON BEHALF OF STATES AND POSSESSIONS OF THE UNITED STATES, THEIR POLITICAL SUBDIVISIONS AND THEIR AGENCIES OR AUTHORITIES (AND RELATED TAX-EXEMPT DERIVATIVE SECURITIES), THE INTEREST ON WHICH THE PORTFOLIO MANAGEMENT TEAM BELIEVES IS EXEMPT FROM FEDERAL INCOME TAX (INCLUDING THE FEDERAL ALTERNATIVE MINIMUM TAX) AND OHIO STATE INCOME TAX ("MUNICIPAL SECURITIES"). THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL SECURITIES, INCLUDING BOTH GENERAL OBLIGATION AND REVENUE BONDS, FROM A DIVERSE RANGE OF ISSUERS (INCLUDING ISSUERS LOCATED OUTSIDE OF OHIO). THE PORTFOLIO EMPHASIZES MUNICIPAL SECURITIES IN THE TEN- TO TWENTY-YEAR MATURITY RANGE. RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o RECORD NEW ISSUE SUPPLY, ECONOMIC UNCERTAINTY, AND CONCERNS OVER THE GEOPOLITICAL SITUATION IN THE MIDDLE EAST WERE THE DOMINANT THEMES IN THE MUNICIPAL MARKET DURING THE FIRST HALF OF THE FISCAL YEAR. FOR THE SIX MONTHS ENDED MARCH 31, 2003, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 1.20%. RETURNS VARIED ACROSS MATURITIES, WITH THE 5-YEAR SECTOR RETURNING 1.97%, WHILE THE 10-YEAR SECTOR RETURNED 0.74%. A COMBINATION OF WIDENING BUDGET DEFICITS AT STATE AND LOCAL LEVELS AND LOW INTEREST RATES FUELED ISSUANCE DURING THE FIRST HALF OF THE FISCAL YEAR. ALTHOUGH RECORD SUPPLY PUT PRESSURE ON MUNICIPAL BONDS, HEAVY RETAIL AND INSTITUTIONAL INTEREST CONTINUED TO OFFSET ANY WEAKNESS GIVEN MUNICIPALS' HIGH LEVELS OF AFTER-TAX INCOME AND LOWER VOLATILITY.

     o PERFORMANCE EARLY IN THE FIRST HALF OF THE FISCAL YEAR WAS INFLUENCED BY THE PORTFOLIO'S ALLOCATION TO HIGH QUALITY SECURITIES, AS THESE SECURITIES WERE STRONG PERFORMERS IN 2002. LATER IN THE PERIOD, THE PORTFOLIO'S LOWER SENSITIVITY TO INTEREST RATE CHANGES WAS OFFSET BY ITS ALLOCATION TO SECURITIES IN THE 12- TO 20-YEAR MATURITY RANGE. THE PORTFOLIO'S INVESTMENT IN THESE SECURITIES BENEFITED PERFORMANCE AS THE STRONGEST PERFORMING SEGMENT OF THE YIELD CURVE DURING THE SECOND QUARTER OF THE FISCAL YEAR WAS CONCENTRATED AROUND 15-YEAR MATURITIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, FIXED INCOME MARKETS WITNESSED SOME OF THE LOWEST INTEREST RATES IN DECADES AS THE FEDERAL RESERVE EXPRESSED INCREASING DEFLATION CONCERNS. AGAINST THIS BACKDROP, MUNICIPAL BONDS EXPERIENCED A SIMILAR DECLINE IN INTEREST RATES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 2.58% FOR THE QUARTER. FOR THE QUARTER, THE TWO BEST PERFORMING PORTIONS OF THE YIELD CURVE WERE THE 10-YEAR SECTOR AND 22+-YEAR SECTOR, RETURNING 3.13% AND 3.25%, RESPECTIVELY. THE PORTFOLIO BENEFITED FROM ITS EXPOSURE TO THE 10- TO 20-YEAR PORTION OF THE YIELD CURVE. THE PORTFOLIO'S BIAS CONTINUED TO FAVOR PREMIUM COUPON SECURITIES VERSUS PAR SECURITIES AND DISCOUNTS.

     o THE MUNICIPAL SECTOR WAS ONE OF THE STRONGEST PERFORMING ASSET CLASSES IN THE FOURTH QUARTER OF THE FISCAL YEAR, RETURNING 0.08%, AS NEW ISSUE SUPPLY SUBSIDED AND INTEREST RATES TRENDED HIGHER. HOWEVER, INTRA-MONTH VOLATILITY WAS EXTREME ON A HISTORICAL BASIS. JULY, -3.50%, WAS THE LOWEST RETURN MONTH IN OVER NINE YEARS, WHILE SEPTEMBER, 2.94%, WAS THE HIGHEST IN OVER EIGHT YEARS. WHILE THE PORTFOLIO MAINTAINED A NEUTRAL TO SLIGHTLY SHORT DURATION, AN ALLOCATION TO 10-YEAR SECURITIES CONTRIBUTED TO THE PORTFOLIO'S MODEST UNDERPERFORMANCE FOR THE QUARTER. THAT PORTION OF THE YIELD CURVE WAS THE WORST PERFORMING FOR THE QUARTER INSIDE OF 17-YEAR MATURITIES, WITH ONLY THE 22+ -YEAR MATURITY SPECTRUM PERFORMING SIGNIFICANTLY WORSE.

     o OHIO IS CURRENTLY RATED AA1/AA+ WITH A NEGATIVE CREDIT OUTLOOK FROM MOODY'S. THE ECONOMIC SLOWDOWN RESULTED IN SIZEABLE SHORTFALLS OVER THE 2002-03 BIENNIUM, CUMULATIVELY AMOUNTING TO OVER $2.6 BILLION. THE STATE RECENTLY ADOPTED A BALANCED BUDGET FOR THE 2004-05 BIENNIUM THAT RELIES ON A TWO-YEAR SALES TAX TO GENERATE $1.25 BILLION ANNUALLY. HOWEVER, CONTINUED ECONOMIC UNCERTAINTY IS EXPECTED TO CONTRIBUTE TO FISCAL STRESS IN THE CURRENT YEAR AND INTO THE NEXT BIENNIUM.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            THE OH TAX-FREE INCOME PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION AND AT EACH FISCAL YEAR END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS       LEHMAN BROTHERS MUNICIPAL BOND INDEX
12/1/92               $10,000               $9,597                           $10,000
12/31/92              $10,010               $9,607                           $10,102
3/31/93               $10,270               $9,856                           $10,477
6/30/93               $10,559              $10,134                           $10,820
9/30/93               $10,902              $10,469                           $11,185
12/31/93              $11,017              $10,577                           $11,342
3/31/94               $10,340               $9,929                           $10,720
6/30/94               $10,438              $10,022                           $10,838
9/30/94               $10,493              $10,076                           $10,912
12/31/94              $10,306               $9,891                           $10,756
3/31/95               $11,071              $10,619                           $11,516
6/30/95               $11,296              $10,827                           $11,794
9/30/95               $11,623              $11,131                           $12,134
12/31/95              $12,138              $11,616                           $12,634
3/31/96               $11,944              $11,416                           $12,482
6/30/96               $12,045              $11,499                           $12,577
9/30/96               $12,333              $11,761                           $12,867
12/31/96              $12,644              $12,043                           $13,195
3/31/97               $12,611              $11,997                           $13,164
6/30/97               $13,001              $12,354                           $13,618
9/30/97               $13,386              $12,705                           $14,028
12/31/97              $13,739              $13,025                           $14,409
3/31/98               $13,864              $13,128                           $14,575
6/30/98               $14,085              $13,322                           $14,796
9/30/98               $14,531              $13,728                           $15,251
12/31/98              $14,612              $13,788                           $15,343
3/31/99               $14,715              $13,869                           $15,479
6/30/99               $14,364              $13,522                           $15,205
9/30/99               $14,330              $13,474                           $15,144
12/31/99              $14,170              $13,308                           $15,026
3/31/00               $14,566              $13,664                           $15,466
6/30/00               $14,781              $13,863                           $15,700
9/30/00               $15,121              $14,152                           $16,079
12/31/00              $15,757              $14,729                           $16,783
3/31/01               $16,180              $15,108                           $17,155
6/30/01               $16,289              $15,192                           $17,267
9/30/01               $16,846              $15,693                           $17,751
12/31/01              $16,680              $15,520                           $17,643
3/31/02               $16,878              $15,686                           $17,809
6/30/02               $17,564              $16,305                           $18,461
9/30/02               $18,261              $16,932                           $19,338
12/31/02              $18,243              $16,880                           $19,338
3/31/03               $18,424              $17,043                           $19,571
6/30/03               $18,909              $17,472                           $20,075
9/30/03               $18,771              $17,323                           $20,091


                                   FOR PERIOD ENDING SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                              1 Year (DIAMOND)   3 Year      5 Year       10 Year      From Inception
                              ----------------  --------    --------      --------     --------------
  Institutional Class                2.79%       7.47%        5.25%        5.58%            5.99%
  Service Class                      2.48%       7.15%        4.94%        5.28%            5.67%
  Investor A Class (Load Adjusted)  (1.77)%      5.51%        3.92%        4.74%            5.20%
  Investor A Class (NAV)             2.31%       6.97%        4.76%        5.17%            5.60%
  Investor B Class (Load Adjusted)  (2.87)%      5.13%        3.64%        4.46%            4.95%
  Investor B Class (NAV)             1.54%       6.18%        3.98%        4.46%            4.95%
  Investor C Class (Load Adjusted)   0.56%       6.18%        3.98%        4.46%            4.95%
  Investor C Class (NAV)             1.54%       6.18%        3.98%        4.46%            4.95%
--------------------------------------------------------------------------------------------------------



THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/13/94 AND INVESTOR C SHARES, 8/26/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       DELAWARE TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (9/30/03): $86.2 MILLION

INVESTMENT APPROACH

     SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND, TO THE EXTENT POSSIBLE, DELAWARE STATE INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS ISSUED BY OR ON BEHALF OF STATES AND POSSESSIONS OF THE UNITED STATES, THEIR POLITICAL SUBDIVISIONS AND THEIR AGENCIES OR AUTHORITIES (AND RELATED TAX-EXEMPT DERIVATIVE SECURITIES), THE INTEREST ON WHICH THE PORTFOLIO MANAGEMENT TEAM BELIEVES IS EXEMPT FROM FEDERAL INCOME TAX (INCLUDING THE FEDERAL ALTERNATIVE MINIMUM TAX) AND DELAWARE STATE INCOME TAX ("MUNICIPAL SECURITIES"). THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL SECURITIES, INCLUDING BOTH GENERAL OBLIGATION AND REVENUE BONDS, FROM A DIVERSE RANGE OF ISSUERS (INCLUDING ISSUERS LOCATED OUTSIDE OF DELAWARE). THE PORTFOLIO EMPHASIZES MUNICIPAL SECURITIES IN THE TEN- TO TWENTY-YEAR MATURITY RANGE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o RECORD NEW ISSUE SUPPLY, ECONOMIC UNCERTAINTY, AND CONCERNS OVER THE GEOPOLITICAL SITUATION IN THE MIDDLE EAST WERE THE DOMINANT THEMES IN THE MUNICIPAL MARKET DURING THE FIRST HALF OF THE FISCAL YEAR. FOR THE SIX MONTHS ENDED MARCH 31, 2003, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 1.20%. RETURNS VARIED ACROSS MATURITIES, WITH THE 5-YEAR SECTOR RETURNING 1.97%, WHILE THE 10-YEAR SECTOR RETURNED 0.74%. A COMBINATION OF WIDENING BUDGET DEFICITS AT STATE AND LOCAL LEVELS AND LOW INTEREST RATES FUELED ISSUANCE DURING THE FIRST HALF OF THE FISCAL YEAR. ALTHOUGH RECORD SUPPLY PUT PRESSURE ON MUNICIPAL BONDS, HEAVY RETAIL AND INSTITUTIONAL INTEREST CONTINUED TO OFFSET ANY WEAKNESS GIVEN MUNICIPALS' HIGH LEVELS OF AFTER-TAX INCOME AND LOWER VOLATILITY.

     o PERFORMANCE EARLY IN THE FIRST QUARTER OF THE FISCAL YEAR WAS INFLUENCED BY THE PORTFOLIO'S ALLOCATION TO HIGH QUALITY SECURITIES, AS THESE SECURITIES WERE STRONG PERFORMERS IN 2002. LATER IN THE PERIOD, THE PORTFOLIO'S LOWER SENSITIVITY TO INTEREST RATE CHANGES WAS OFFSET BY ITS HIGH LEVEL OF INCOME AND A STRUCTURE THAT FOCUSED ON INTERMEDIATE MATURITIES. THE PORTFOLIO'S ALLOCATION TO INTERMEDIATE MATURITIES BENEFITED PERFORMANCE AS THE STRONGEST PERFORMING SEGMENT OF THE YIELD CURVE DURING THE SECOND QUARTER OF THE FISCAL YEAR WAS CONCENTRATED AROUND 15-YEAR MATURITIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, FIXED INCOME MARKETS WITNESSED SOME OF THE LOWEST INTEREST RATES IN DECADES AS THE FEDERAL RESERVE EXPRESSED INCREASING DEFLATION CONCERNS. AGAINST THIS BACKDROP, MUNICIPAL BONDS EXPERIENCED A SIMILAR DECLINE IN INTEREST RATES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 2.58% FOR THE QUARTER. FOR THE QUARTER, THE TWO BEST PERFORMING PORTIONS OF THE YIELD CURVE WERE THE 10-YEAR SECTOR AND 22+-YEAR SECTOR, RETURNING 3.13% AND 3.25%, RESPECTIVELY. THE PORTFOLIO BENEFITED FROM ITS YIELD CURVE EXPOSURE DURING THE QUARTER AS WELL AS A HIGH LEVEL OF INCOME FROM ITS EXISTING SECURITIES. THE PORTFOLIO'S BIAS CONTINUED TO FAVOR PREMIUM COUPON SECURITIES VERSUS PAR SECURITIES AND DISCOUNTS.

     o THE MUNICIPAL SECTOR WAS ONE OF THE STRONGEST PERFORMING ASSET CLASSES IN THE FOURTH QUARTER OF THE FISCAL YEAR, RETURNING 0.08%, AS NEW ISSUE SUPPLY SUBSIDED AND INTEREST RATES TRENDED HIGHER. HOWEVER, INTRA-MONTH VOLATILITY WAS EXTREME ON A HISTORICAL BASIS. JULY, -3.50%, WAS THE LOWEST RETURN MONTH IN OVER NINE YEARS, WHILE SEPTEMBER, 2.94%, WAS THE HIGHEST IN OVER EIGHT YEARS. WHILE THE PORTFOLIO MAINTAINED A NEUTRAL DURATION, AN ALLOCATION TO 10-YEAR SECURITIES CONTRIBUTED TO THE PORTFOLIO'S UNDERPERFORMANCE FOR THE QUARTER. THAT PORTION OF THE YIELD CURVE WAS THE WORST PERFORMING FOR THE QUARTER INSIDE OF 17-YEAR MATURITIES, WITH ONLY THE 22+-YEAR MATURITY SPECTRUM PERFORMING SIGNIFICANTLY WORSE.

     o THE STATE OF DELAWARE'S CREDITWORTHINESS HAS REMAINED STRONG, AS THE STATE'S ECONOMY WAS ABLE TO OUTPACE THE NATIONAL ECONOMY DURING THE EXPANSION OF THE 1990S. DESPITE THE PROLONGED ECONOMIC SLOWDOWN, THE STATE'S FINANCIAL POSITION APPEARS SOLID AND MANAGEMENT REMAINS CONSERVATIVE. FOR FISCAL YEAR ("FY") 2004, THE GOVERNOR INTRODUCED A REVENUE PACKAGE OF $180MM (CONSISTING OF RECURRING AND NON-RECURRING REVENUES SUCH AS INCORPORATION TAX AND FEE INCREASES) TO ADDRESS A PROJECTED STRUCTURAL GAP, THUS ENDING THE FISCAL YEAR WITH A REVENUE INCREASE OF 3.0% FROM FY2003. CONTINUED CONSERVATIVE FINANCIAL MANAGEMENT IS EXPECTED FOR FY2004 AND FY2005. SOUND FINANCIAL PERFORMANCE SUPPORTS THE STATE'S STABLE RATINGS OF AAA/AAA.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE DE TAX-FREE INCOME PORTFOLIO AND THE LEHMAN
             BROTHERS MUNICIPAL BOND INDEX AT EACH FISCAL YEAR END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS       LEHMAN BROTHERS MUNICIPAL BOND INDEX
9/30/86               $10,000               $9,600                           $10,000
12/31/86              $10,411               $9,984                           $10,345
3/31/87               $10,508              $10,064                           $10,595
6/30/87               $10,382               $9,932                           $10,308
9/30/87               $10,258               $9,802                           $10,052
12/31/87              $10,561              $10,080                           $10,500
3/31/88               $10,856              $10,349                           $10,862
6/30/88               $10,919              $10,397                           $11,072
9/30/88               $11,108              $10,564                           $11,356
12/31/88              $11,149              $10,592                           $11,566
3/31/89               $11,089              $10,522                           $11,643
6/30/89               $11,553              $10,950                           $12,332
9/30/89               $11,669              $11,046                           $12,340
12/31/89              $11,968              $11,317                           $12,814
3/31/90               $12,036              $11,368                           $12,871
6/30/90               $12,257              $11,562                           $13,172
9/30/90               $12,378              $11,663                           $13,180
12/31/90              $12,751              $12,000                           $13,748
3/31/91               $12,994              $12,215                           $14,059
6/30/91               $13,184              $12,379                           $14,359
9/30/91               $13,552              $12,710                           $14,917
12/31/91              $13,921              $13,041                           $15,418
3/31/92               $13,881              $12,988                           $15,464
6/30/92               $14,298              $13,362                           $16,051
9/30/92               $14,584              $13,614                           $16,477
12/31/92              $14,788              $13,787                           $16,777
3/31/93               $15,139              $14,099                           $17,400
6/30/93               $15,461              $14,382                           $17,969
9/30/93               $15,892              $14,765                           $18,576
12/31/93              $16,010              $14,857                           $18,837
3/31/94               $15,271              $14,156                           $17,803
6/30/94               $15,515              $14,364                           $18,000
9/30/94               $15,614              $14,439                           $18,123
12/31/94              $15,474              $14,293                           $17,863
3/31/95               $16,226              $14,970                           $19,126
6/30/95               $16,597              $15,294                           $19,588
9/30/95               $17,038              $15,682                           $20,151
12/31/95              $17,500              $16,089                           $20,982
3/31/96               $17,429              $16,004                           $20,729
6/30/96               $17,502              $16,053                           $20,888
9/30/96               $17,774              $16,283                           $21,369
12/31/96              $18,138              $16,597                           $21,913
3/31/97               $18,104              $16,547                           $21,862
6/30/97               $18,551              $16,936                           $22,616
9/30/97               $18,981              $17,308                           $23,298
12/31/97              $19,303              $17,580                           $23,930
3/31/98               $19,473              $17,715                           $24,205
6/30/98               $19,783              $17,977                           $24,572
9/30/98               $20,466              $18,575                           $25,328
12/31/98              $20,594              $18,670                           $25,481
3/31/99               $20,770              $18,808                           $25,706
6/30/99               $20,309              $18,368                           $25,252
9/30/99               $20,240              $18,284                           $25,150
12/31/99              $20,107              $18,143                           $24,954
3/31/00               $20,652              $18,612                           $25,685
6/30/00               $20,937              $18,847                           $26,074
9/30/00               $21,354              $19,200                           $26,704
12/31/00              $22,154              $19,897                           $27,872
3/31/01               $22,649              $20,318                           $28,491
6/30/01               $22,743              $20,379                           $28,676
9/30/01               $23,523              $21,053                           $29,481
12/31/01              $23,222              $20,760                           $29,301
3/31/02               $23,468              $20,954                           $29,577
6/30/02               $24,452              $21,807                           $30,660
9/30/02               $25,582              $22,790                           $32,116
12/31/02              $25,465              $22,637                           $32,116
3/31/03               $25,664              $22,809                           $32,502
6/30/03               $26,441              $23,473                           $33,341
9/30/03               $26,254              $23,279                           $33,367



                             FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURN
                              1 Year (DIAMOND)   3 Year      5 Year       10 Year      From Inception
                              ----------------  --------    --------      --------     --------------
  Institutional Class                2.63%       7.13%        5.11%        5.15%            5.84%
  Service Class                      2.32%       6.81%        4.79%        4.83%            5.53%
  Investor A Class (Load Adjusted)  (1.95)%      5.20%        3.77%        4.23%            5.10%
  Investor A Class (NAV)             2.15%       6.63%        4.62%        4.66%            5.35%
  Investor B Class (Load Adjusted)  (2.99)%      4.79%        3.50%        3.88%            4.56%
  Investor B Class (NAV)             1.38%       5.84%        3.84%        3.88%            4.56%
  Investor C Class (Load Adjusted)   0.41%       5.84%        3.84%        3.88%            4.56%
  Investor C Class (NAV)             1.38%       5.84%        3.84%        3.88%            4.56%
-------------------------------------------------------------------------------------------------------



IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE FUND BETWEEN MAY 1 AND MAY 15, 1998 (THE "CTF CONVERSION"), THE DELAWARE TAX-FREE INCOME PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE DE TAX-FREE INCOME FUND OF PNC-DE. PERFORMANCE INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE OF THE DE TAX-FREE INCOME FUND FOR PERIODS PRIOR TO THE CTF CONVERSION.

SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       KENTUCKY TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (9/30/03): $124.9 MILLION

INVESTMENT APPROACH

     SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND, TO THE EXTENT POSSIBLE, KENTUCKY STATE INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN BONDS ISSUED BY OR ON BEHALF OF STATES AND POSSESSIONS OF THE UNITED STATES, THEIR POLITICAL SUBDIVISIONS AND THEIR AGENCIES OR AUTHORITIES (AND RELATED TAX-EXEMPT DERIVATIVE SECURITIES), THE INTEREST ON WHICH THE PORTFOLIO MANAGEMENT TEAM BELIEVES IS EXEMPT FROM FEDERAL INCOME TAX (INCLUDING THE FEDERAL ALTERNATIVE MINIMUM TAX) AND KENTUCKY STATE INCOME TAX ("MUNICIPAL SECURITIES"). THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL SECURITIES, INCLUDING BOTH GENERAL OBLIGATION AND REVENUE BONDS, FROM A DIVERSE RANGE OF ISSUERS (INCLUDING ISSUERS LOCATED OUTSIDE OF KENTUCKY). THE PORTFOLIO EMPHASIZES MUNICIPAL SECURITIES IN THE TEN- TO TWENTY-YEAR MATURITY RANGE.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o RECORD NEW ISSUE SUPPLY, ECONOMIC UNCERTAINTY, AND CONCERNS OVER THE GEOPOLITICAL SITUATION IN THE MIDDLE EAST WERE THE DOMINANT THEMES IN THE MUNICIPAL MARKET DURING THE FIRST HALF OF THE FISCAL YEAR. FOR THE SIX MONTHS ENDED MARCH 31, 2003, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 1.20%. RETURNS VARIED ACROSS MATURITIES, WITH THE 5-YEAR SECTOR RETURNING 1.97%, WHILE THE 10-YEAR SECTOR RETURNED 0.74%. A COMBINATION OF WIDENING BUDGET DEFICITS AT STATE AND LOCAL LEVELS AND LOW INTEREST RATES FUELED ISSUANCE DURING THE FIRST HALF OF THE FISCAL YEAR. ALTHOUGH RECORD SUPPLY PUT PRESSURE ON MUNICIPAL BONDS, HEAVY RETAIL AND INSTITUTIONAL INTEREST CONTINUED TO OFFSET ANY WEAKNESS GIVEN MUNICIPALS' HIGH LEVELS OF AFTER-TAX INCOME AND LOWER VOLATILITY.

     o PERFORMANCE EARLY IN THE FIRST QUARTER OF THE FISCAL YEAR WAS INFLUENCED BY THE PORTFOLIO'S ALLOCATION TO HIGH QUALITY SECURITIES, AS THESE SECURITIES WERE STRONG PERFORMERS IN 2002. LATER IN THE PERIOD, THE PORTFOLIO'S LOWER SENSITIVITY TO INTEREST RATE CHANGES WAS OFFSET BY ITS HIGH LEVEL OF INCOME AND A STRUCTURE THAT FOCUSED ON INTERMEDIATE MATURITIES. THE PORTFOLIO'S ALLOCATION TO INTERMEDIATE MATURITIES BENEFITED PERFORMANCE AS THE STRONGEST PERFORMING SEGMENT OF THE YIELD CURVE DURING THE SECOND QUARTER OF THE FISCAL YEAR WAS CONCENTRATED AROUND 15-YEAR MATURITIES.

     o DURING THE THIRD QUARTER OF THE FISCAL YEAR, FIXED INCOME MARKETS WITNESSED SOME OF THE LOWEST INTEREST RATES IN DECADES AS THE FEDERAL RESERVE EXPRESSED INCREASING DEFLATION CONCERNS. AGAINST THIS BACKDROP, MUNICIPAL BONDS EXPERIENCED A SIMILAR DECLINE IN INTEREST RATES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 2.58% FOR THE QUARTER. FOR THE QUARTER, THE TWO BEST PERFORMING PORTIONS OF THE YIELD CURVE WERE THE 10-YEAR SECTOR AND 22+-YEAR SECTOR, RETURNING 3.13% AND 3.25%, RESPECTIVELY. THE PORTFOLIO'S BIAS CONTINUED TO FAVOR PREMIUM COUPON SECURITIES VERSUS PAR SECURITIES AND DISCOUNTS.

     o THE MUNICIPAL SECTOR WAS ONE OF THE STRONGEST PERFORMING ASSET CLASSES IN THE FOURTH QUARTER OF THE FISCAL YEAR, RETURNING 0.08%, AS NEW ISSUE SUPPLY SUBSIDED AND INTEREST RATES TRENDED HIGHER. HOWEVER, INTRA-MONTH VOLATILITY WAS EXTREME ON A HISTORICAL BASIS. JULY, -3.50%, WAS THE LOWEST RETURN MONTH IN OVER NINE YEARS, WHILE SEPTEMBER, 2.94%, WAS THE HIGHEST IN OVER EIGHT YEARS. WHILE THE PORTFOLIO MAINTAINED A NEUTRAL DURATION, AN ALLOCATION TO THE 10-YEAR AND LONGER PORTION OF THE YIELD CURVE CONTRIBUTED TO THE PORTFOLIO'S UNDERPERFORMANCE FOR THE QUARTER AS THAT PORTION OF THE YIELD CURVE UNDERPERFORMED SHORTER MATURITIES.

     o THE COMMONWEALTH OF KENTUCKY'S FISCAL CONDITION HAS WEAKENED AS A RESULT OF THE NATIONAL ECONOMY'S SLOWDOWN AND THE REVENUE SHORTFALLS AND BUDGET GAPS OF RECENT FISCAL YEARS. IN ADDITION, MANY OF THE ACTIONS TAKEN TO CLOSE THESE GAPS, SUCH AS SPENDING REDUCTIONS, FUND TRANSFERS, TOBACCO SETTLEMENT FUNDS AND ONE-TIME FEDERAL FISCAL RELIEF, HAVE POSTPONED PERMANENT SOLUTIONS TO THE STRUCTURAL IMBALANCE UNTIL THE 2004-06 BIENNIUM. THE STATE IS CURRENTLY RATED AA2/AA- WITH A NEGATIVE OUTLOOK FROM MOODY'S. THE COMMONWEALTH'S ECONOMIC RECOVERY IS EXPECTED TO TAKE ITS CUE FROM NATIONAL ECONOMIC PERFORMANCE.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE KY TAX-FREE INCOME PORTFOLIO AND THE LEHMAN
             BROTHERS MUNICIPAL BOND INDEX AT EACH FISCAL YEAR END.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL CLASS     INVESTOR A CLASS       LEHMAN BROTHERS MUNICIPAL BOND INDEX
11/30/87              $10,000               $9,599                           $10,000
12/31/87              $10,091               $9,683                           $10,145
3/31/88               $10,360               $9,929                           $10,494
6/30/88               $10,542              $10,092                           $10,697
9/30/88               $10,670              $10,202                           $10,972
12/31/88              $10,803              $10,318                           $11,175
3/31/89               $10,834              $10,335                           $11,249
6/30/89               $11,257              $10,726                           $11,915
9/30/89               $11,299              $10,753                           $11,923
12/31/89              $11,675              $11,098                           $12,380
3/31/90               $11,779              $11,184                           $12,436
6/30/90               $11,909              $11,294                           $12,726
9/30/90               $11,975              $11,343                           $12,734
12/31/90              $12,544              $11,869                           $13,283
3/31/91               $12,764              $12,063                           $13,583
6/30/91               $13,013              $12,284                           $13,873
9/30/91               $13,321              $12,560                           $14,412
12/31/91              $13,701              $12,903                           $14,896
3/31/92               $13,747              $12,931                           $14,941
6/30/92               $14,121              $13,267                           $15,508
9/30/92               $14,436              $13,547                           $15,920
12/31/92              $14,725              $13,802                           $16,209
3/31/93               $15,120              $14,156                           $16,811
6/30/93               $15,483              $14,479                           $17,361
9/30/93               $15,971              $14,918                           $17,947
12/31/93              $16,131              $15,050                           $18,199
3/31/94               $15,425              $14,375                           $17,200
6/30/94               $15,625              $14,543                           $17,391
9/30/94               $15,768              $14,659                           $17,510
12/31/94              $15,605              $14,491                           $17,258
3/31/95               $16,444              $15,252                           $18,479
6/30/95               $16,828              $15,590                           $18,925
9/30/95               $17,283              $15,992                           $19,469
12/31/95              $17,704              $16,363                           $20,272
3/31/96               $17,649              $16,294                           $20,028
6/30/96               $17,704              $16,325                           $20,181
9/30/96               $17,997              $16,576                           $20,646
12/31/96              $18,344              $16,876                           $21,172
3/31/97               $18,380              $16,889                           $21,123
6/30/97               $18,833              $17,285                           $21,851
9/30/97               $19,288              $17,682                           $22,510
12/31/97              $19,691              $18,030                           $23,120
3/31/98               $19,861              $18,164                           $23,386
6/30/98               $20,195              $18,448                           $23,741
9/30/98               $20,828              $19,005                           $24,471
12/31/98              $20,941              $19,085                           $24,618
3/31/99               $21,055              $19,167                           $24,837
6/30/99               $20,667              $18,792                           $24,398
9/30/99               $20,573              $18,684                           $24,299
12/31/99              $20,435              $18,537                           $24,110
3/31/00               $20,840              $18,882                           $24,816
6/30/00               $21,095              $19,111                           $25,192
9/30/00               $21,531              $19,463                           $25,801
12/31/00              $22,227              $20,068                           $26,929
3/31/01               $22,761              $20,527                           $27,527
6/30/01               $22,919              $20,645                           $27,706
9/30/01               $23,449              $21,098                           $28,484
12/31/01              $23,204              $20,853                           $28,310
3/31/02               $23,555              $21,122                           $28,577
6/30/02               $24,228              $21,723                           $29,623
9/30/02               $24,715              $22,134                           $31,030
12/31/02              $24,787              $22,172                           $31,030
3/31/03               $25,006              $22,342                           $31,402
6/30/03               $25,631              $22,851                           $32,213
9/30/03               $25,546              $22,770                           $32,238



                                 FOR PERIOD ENDING SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURN
                             1 Year (DIAMOND)   3 Year       5 Year       10 Year      From Inception
                             ----------------  --------     --------     ---------     --------------
  Institutional Class                3.36%       5.87%        4.17%        4.81%            6.10%
  Service Class                      3.15%       5.58%        3.88%        4.51%            5.79%
  Investor A Class (Load Adjusted)  (1.20)%      3.95%        2.84%        3.90%            5.33%
  Investor A Class (NAV)             2.87%       5.37%        3.68%        4.32%            5.61%
  Investor B Class (Load Adjusted)  (2.31)%      3.51%        2.57%        3.54%            4.82%
  Investor B Class (NAV)             2.11%       4.59%        2.91%        3.54%            4.82%
  Investor C Class (Load Adjusted)   1.12%       4.58%        2.94%        3.56%            4.83%
  Investor C Class (NAV)             2.10%       4.58%        2.94%        3.56%            4.83%
-------------------------------------------------------------------------------------------------------



IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE FUND BETWEEN MAY 1 AND MAY 15, 1998 (THE "CTF CONVERSION"), THE KENTUCKY TAX-FREE INCOME PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE KY TAX-FREE INCOME FUND OF PNC BANK. PERFORMANCE INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE OF THE KY TAX-FREE INCOME FUND FOR PERIODS PRIOR TO THE CTF CONVERSION.

SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH+ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                         NOTE ON PERFORMANCE INFORMATION

      The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

      Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares of all the portfolios is 4.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

      The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors Inc. and the Portfolio's service providers are under no obligation to waive or continue waiving their fees after February 1, 2004. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



(DIAMOND) The 1-year average annual total return may not equal the total return for financial reporting purposes as stated in the financial highlights due to financial reporting adjustments recorded in fiscal year 2003.

     + The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

     * The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

--------------------------------------------------------------------------------
                IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE
                 BLACKROCK TAX-FREE BOND PORTFOLIOS (UNAUDITED)

         During the fiscal year ended September 30, 2003, 100% of the income dividends paid by the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income and Delaware Tax-Free Income Portfolios were exempt-interest dividends for purposes of federal income taxes and accordingly, were exempt from such taxes. During the same period, 96% of the income dividends paid by the Kentucky Tax-Free Income Portfolio were exempt-interest dividends for purposes of federal income taxes and accordingly, were exempt from such taxes. However, the percentage of these dividends which must be included in federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax is as follows: Tax-Free Income Portfolio 13%, Pennsylvania Tax-Free Income Portfolio 3%, New Jersey Tax-Free Income Portfolio 9%, Ohio Tax-Free Income Portfolio 2%, Delaware Tax-Free Income Portfolio 14% and Kentucky Tax-Free Income Portfolio 12%.

         In January 2004, you will be furnished with a schedule showing the annual percentage breakdown by state or U.S. possession of the source of interest earned by each Portfolio in 2003.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                            TAX-FREE INCOME PORTFOLIO

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS -- 92.8%
ALABAMA -- 4.5%
   Alabama Hsg. Fin. Auth. Sgl. Fam. Mtg.
     Rev., Cltrl. Home Mtg. Bd. Prj.,
     Ser. 94B-1
     6.65%                         10/01/25     $   720             $    743,177
   Alabama Rev., Priv. Coll. & Tuskegee
     Univ. Prj., Ser. 96A
     5.90%(e)                      09/01/16       1,000                1,127,700
   Alabama St. Pub. Sch. & Coll. Auth.
     Cap. Imp. Rev., Ser. 99C
     5.75%                         07/01/18       3,000                3,394,860
   Courtland Ind. Dev. Solid Waste Disp.
     Rev., Champion Intl. Corp. Prj., Ref.
     Ser. 99 AMT
     6.00%                         08/01/29       1,500                1,506,330
   Jefferson Cnty. Swr. Rev., Ser. 03B-8 -
     Warrants
     5.25%                         02/01/13       7,725                8,490,161
   Shelby Cnty. Bd. of Ed. Rev., Ser. 95
     5.70%                         02/01/09         680                  731,007
                                                                    ------------
                                                                      15,993,235
                                                                    ------------
ALASKA -- 0.8%
   Alaska Ind. Dev. & Expt. Auth. Revolving
     Fd. Rev., Ser. 97A AMT
     6.00%                         04/01/07       2,500                2,823,250
                                                                    ------------
ARIZONA -- 0.0%
   Maricopa Cnty. Cmnty. Coll. Dist. Rev.,
     Unrefunded Ser. 95A
     6.00%                         07/01/06         15                   15,210
                                                                    ------------
CALIFORNIA -- 12.3%
   California St. G.O., Ser. 90
     6.50%                         11/01/06         340                  386,644
   Foothill Eastern Corridor Agcy. Toll Rd.
     Rev., Ref. Ser. 99
     5.75%                         01/15/40       8,500                8,680,285
   Golden St. Tobacco Securitization Corp.
     Rev., Ser. 03B
     5.00%                         06/01/13       2,675                2,730,934
     5.38%                         06/01/17       7,500                7,767,075
     5.75%                      06/21-06/23      20,000               21,050,870
   Los Altos Sch. Dist. Cap. Apprec. G.O.,
     Ser. 01B
     5.87%(c)                      08/01/21       3,380                1,299,137
   Los Angeles G.O., Prerefunded Ser. 94A
     5.80%                         09/01/04         340                  361,825
   Sacramento Mun. Util. Dist. Elec. Rev.,
     Prerefunded Ser. 92C
     5.75%                         11/15/09         430                  436,368
   Stockton-East Wtr. Dist. Rev., Ref.
     Ser. 02B
     6.12%(c)                      04/01/28       4,495                1,061,180
                                                                    ------------
                                                                      43,774,318
                                                                    ------------
COLORADO -- 0.5%
   Arapahoe Cnty. Cap. Imp. Tr. Fd. Hwy.
     Rev., Prerefunded Ser. 86E-470
     6.90%                         08/31/05         750                  855,622
   Arapahoe Cnty. Cap. Imp. Tr. Fd. Hwy.
     Rev., Ser. 86E-470
     7.16%(c)                      08/31/04         900                  891,054
                                                                    ------------
                                                                       1,746,676
                                                                    ------------

                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
DISTRICT OF COLUMBIA -- 0.0%
   District of Columbia G.O., Prerefunded
     Ser. 93A-1
     6.00%                         06/01/11     $    50             $     59,931
                                                                    ------------
FLORIDA -- 4.5%
   Florida St. Bd. of Ed. Cap. Outlay G.O.,
     Ref. Ser. 00D
     5.75%                         06/01/22       7,800                8,723,520
   Greater Orlando Aviation Auth. Arpt.
     Facs. Rev., Ser. 02A
     5.13%                         10/01/32         500                  511,130
   Hillsborough Cnty. Ind. Dev. Auth.
     Exempt Fac. Rev., Nat. Gypsum Prj.,
     Ser. 00A AMT
     7.13%                         04/01/30       2,000                2,055,900
   Santa Rosa Bay Bldg. Auth. Rev.,
     Ser. 96
     6.25%                         07/01/28       3,000                1,825,020
   Tampa Wtr. & Swr. Rev., Ref. Ser. 02
     6.00%                         10/14-10/16    2,455                2,975,984
                                                                    ------------
                                                                      16,091,554
                                                                    ------------
GEORGIA -- 1.8%
   Atlanta Arpt. Fac. Rev., Ser. 94A
     6.50%                         01/01/10       1,000                1,210,570
   Cobb Cnty. & Marietta Wtr. Auth. Rev.,
     Ser. 02
     5.50%                         11/01/14       1,000                1,167,710
   Forsyth Cnty. Sch. Dist. G.O., Ser. 92
     6.70%                         07/01/12       1,000                1,219,460
   Fulton Cnty. Fac. Corp. COP, Fulton
     Cnty. Pub. Purp. Prj., Ser. 99
     5.50%                         11/01/18       1,000                1,118,940
   Georgia G.O., Ser. 92A
     6.00%                         03/01/04         340                  347,052
   Georgia Mun. Elec. Auth. Pwr. Rev.,
     Ser. 93B
     5.70%                         01/01/19       1,000                1,154,040
                                                                    ------------
                                                                       6,217,772
                                                                    ------------
HAWAII -- 1.1%
   Hawaii St. Hbr. Cap. Imp. Rev., Ser. 97
     AMT
     5.50%                         07/01/27       3,750                3,931,087
                                                                    ------------
ILLINOIS -- 4.9%
   Chicago Wtr. Rev., Ref. Ser. 97
     5.50%                         11/01/22       9,905               10,677,095
   Cook Cnty. G.O., Prerefunded Ser. 96
     5.88%                         11/15/06       2,000                2,291,120
   Illinois G.O., Ser. 94
     5.50%                         08/01/06         680                  716,060
   Illinois Hsg. Dev. Auth. Rev., Multi-Family
     Prj., Ser. 94-5
     6.65%                         09/01/14       3,000                3,118,320
   Winnebago & Boone Cnty. G.O., Sch.
     Dist. No. 205 Prj., Prerefunded
     Ser. 92C
     5.90%                         02/01/05         500                  530,650
                                                                    ------------
                                                                      17,333,245
                                                                    ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                      TAX-FREE INCOME PORTFOLIO (CONTINUED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
LOUISIANA -- 0.8%
   Orleans Rev., Levee Dist. Pub. Imp. Prj.,
     Ser. 86
     5.95%                         11/01/15   $   2,415             $  2,711,659
                                                                    ------------
MASSACHUSETTS -- 1.5%
   Massachusetts Bay Trans. Auth. Rev.,
     Ser. 95B
     5.38%                         03/01/20       1,000                1,049,250
   Massachusetts St. Cons. Ln. G.O.,
     Ser. 01D
     5.50%                         11/01/20       1,000                1,142,830
   Massachusetts St. Hlth. & Edl. Facs.
     Auth. Rev., Newton-Wellesley Hosp.
     Prj., Ser. 97G
     6.13%                         07/01/15       1,000                1,140,780
   Massachusetts St. Wtr. Res. Auth. Rev.,
     Prerefunded Ser. 94A
     5.70%                         08/01/04         680                  716,972
   New England Ed. Ln. Mktg. Corp. Rev.,
     Stud. Ln. Redemption Prj., Ser. 93F
     AMT
     5.63%                         07/01/04       1,350                1,395,967
                                                                    ------------
                                                                       5,445,799
                                                                    ------------
MICHIGAN -- 0.6%
   Huron Vy. Sch. Dist. G.O., Prerefunded
     Ser. 96
     5.88%                         05/01/07       2,000                2,287,120
                                                                    ------------
MISSOURI -- 1.4%
   Lake of The Ozarks Cmnty. Bldg. Corp.
     Sys. Rev., Ser. 98
     5.25%                         12/01/14       4,915                4,877,744
                                                                    ------------
NEBRASKA -- 0.3%
   Omaha Pub. Pwr. Dist. Elec. Rev.,
     Unrefunded Ser. 92B
     6.15%                         02/01/12       1,000                1,189,170
                                                                    ------------
NEW JERSEY -- 6.6%
   Garden St. Preservation Tr. Rev.,
     Ser. 03B
     5.15%(c)                      11/01/25      10,000                3,207,000
   New Jersey Econ. Dev. Auth. Mkt.
     Transition Fac. Rev., Prerefunded
     Ser. 94A
     5.80%                         07/01/04         495                  522,784
   New Jersey St. Tpke. Auth. Rev.,
     Ser. 00A
     5.75%                         01/10-01/16    4,000                4,592,289
   New Jersey St. Trans. Tr. Fd. Auth. Trans.
     Sys. Rev., Prerefunded Ser. 00A
     6.00%                         06/15/10      10,000               11,942,100
   Port Auth. New York & New Jersey S.O.,
     JFK Intl. Arpt. Term. Prj.,
     Ser. 97-6 AMT
     6.25%                         12/01/09       2,680                3,081,786
                                                                    ------------
                                                                      23,345,959
                                                                    ------------
NEW MEXICO -- 0.4%
   Los Alamos Cnty. Util. Sys. Rev.,
     Ser. 94A
     5.80%                         07/01/06       1,500                1,579,065
                                                                    ------------



                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 8.0%
   New York City G.O., Prerefunded
     Ser. 94A
     6.00%                         08/01/05   $   1,000             $  1,051,420
   New York City G.O., Prerefunded
     Ser. 95B
     6.38%                         08/15/05       2,045                2,269,848
   New York City G.O., Ser. 96A
     6.00%                         08/01/05       2,000                2,156,700
   New York City G.O., Ser. 03I
     5.75%                         03/01/19       5,000                5,436,700
   New York City G.O., Unrefunded
     Ser. 95B
     6.38%                         08/15/09       1,795                1,954,737
   New York City Ind. Dev. Agcy. Rev.,
     Term. One Grp. Assoc. Prj., Ser. 94
     AMT
     6.00%                      01/08-01/19         860                  884,214
   New York City Transitional Fin. Auth.
     Rev., Ser. 02A
     5.25%                         11/01/11       3,300                3,748,833
   New York St. Hsg. Fin. Agcy. Rev.,
     Ser. 96A
     6.38%                         11/01/04       4,000                4,224,080
   New York St. Loc. Govt. Assistance
     Corp. Rev., Prerefunded Ser. 95A
     5.70%                         04/01/05         340                  370,614
   Tobacco Settlement Fin. Corp. Rev.,
     Ser. 03A-1
     5.50%                         06/01/14       6,075                6,540,588
                                                                    ------------
                                                                      28,637,734
                                                                    ------------
NORTH CAROLINA -- 0.8%
   Eastern Mun. Pwr. Agcy. Sys. Rev.,
     Ser. 93C
     5.25%                         01/01/04       1,000                1,010,580
     5.38%                         01/01/05       1,250                1,316,163
   North Carolina Mun. Pwr. Agcy. Rev.,
     Catawba Elec. Prj., Ser. 92A
     6.00%                         01/01/10         300                  353,505
                                                                    ------------
                                                                       2,680,248
                                                                    ------------
OHIO -- 0.4%
   Cleveland-Cuyahoga Cnty. Port Auth.
     Rev., Prerefunded Ser. 97 AMT
     6.00%                         03/01/07         565                  621,619
   Ohio Wtr. Dev. Auth. Rev., Clean Wtr.
     Prj., Ser. 92
     5.65%                         12/01/05         300                  305,256
   Olentangy Loc. Sch. Dist. G.O.,
     Prerefunded Ser. 95A
     5.85%                         12/01/04         340                  365,911
                                                                    ------------
                                                                       1,292,786
                                                                    ------------
OREGON -- 3.0%
   Clackamas Cnty. G.O., Sch. Dist. No. 62
     Oregon City Prj., Ser. 00C
     5.50%                         06/15/20       3,185                3,476,778
   Klamath Falls Elec. Sr. Lien Rev.,
     Klamath Cogen Prj., Ref. Ser. 99
     6.00%                         01/01/25       7,500                7,218,825
                                                                    ------------
                                                                      10,695,603
                                                                    ------------




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                      TAX-FREE INCOME PORTFOLIO (CONTINUED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 12.0%
   Beaver Cnty. G.O., Prerefunded
   Ser. 96A
     5.75%                         10/01/06   $   1,000             $  1,127,130
   Beaver Cnty. Ind. Dev. Auth. Poll. Ctrl.
     Rev., St. Joe Minerals Corp. Prj.,
     Ser. 77
     6.00%                         05/01/07       1,700                1,700,000
   Dauphin Cnty. Gen. Auth. Rev., Hotel &
     Conf. Ctr. Hyatt Regency Prj., Ser. 98
     6.20%                      01/19-01/29       6,500                5,983,035
   Delaware Cnty. Auth. Rev., Mercy Hlth.
     Corp. Prj., Ser. 96
     5.75%                         12/15/20       2,400                2,677,152
   Delaware Vy. Regl. Fin. Auth. Loc. Govt.
     Rev., Ser. 98A
     5.50%                         08/01/28       5,500                6,090,425
   Delaware Vy. Regl. Fin. Auth. Loc. Govt.
     RITES PA-1041 Rev., Ser. 02B
     45.25%(b)                     01/01/26       1,000                2,486,800
   Lehigh Cnty. Gen. Purp. Auth. Rev.,
     Kidspeace Oblig. Prj., Ser. 98
     6.00%                         11/01/23       2,650                2,815,201
   Pennsylvania Con. Ctr. Auth. Rev.,
     Ser. 94A
     6.60%                         09/01/09       4,250                4,540,955
   Pennsylvania St. Hgr. Ed. Fac. Auth. Hlth.
     Svcs. Rev., Univ. of Pennsylvania Hlth.
     Svcs. Prj., Ser. 96A
     5.88%                         01/01/15       3,450                3,581,893
     5.75%                         01/01/17       3,535                3,649,322
   Philadelphia Ind. Dev. Auth. Arpt. Fac.
     Rev., Aero Philadelphia LLC Prj.,
     Ser. 99 AMT
     5.25%                         01/01/09         870                  812,711
   Philadelphia Ind. Dev. Auth. Rev., PGH
     Dev. Corp. Prj., Ser. 93
     5.25%                         07/01/17       1,935                1,957,330
   Philadelphia Mun. Auth. Rev., Ref.
     Ser. 93D
     6.13%                         07/15/08       1,000                1,022,460
   Philadelphia Sch. Dist. G.O., Ser. 99C
     5.75%                         03/01/29       4,000                4,396,760
                                                                    ------------
                                                                      42,841,174
                                                                    ------------
PUERTO RICO -- 3.0%
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     Spec. RITES PA-782 Rev., Ser. 01G
     18.49%(b)                     10/01/40       3,985                5,419,839
   Puerto Rico Elec. Pwr. Auth. Rev.,
     Ser. 94S
     7.00%                         07/01/06       1,000                1,142,360
   Puerto Rico Pub. Fin. Corp. Cmwlth.
     Approp. Rev., Ser. 02E
     5.50%                         08/01/29       4,000                4,213,160
                                                                    ------------
                                                                      10,775,359
                                                                    ------------
RHODE ISLAND -- 0.9%
   Rhode Island Depositors Econ.
     Protection Corp. S.O., Prerefunded
     Ser. 93
     5.63%                         08/01/09         190                  221,671



                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
RHODE ISLAND (CONTINUED)
   Rhode Island Depositors Econ.
     Protection Corp. S.O., Unrefunded
     Ser. 93
     5.63%                         08/01/09     $   810             $    898,071
   Rhode Island St. Hlth. & Ed. Bldg. Corp.
     Rev., Hosp. Fin. Lifespan Oblig. Grp.
     Prj., Ser. 96
     5.50%                         05/15/16       2,000                2,197,300
                                                                    ------------
                                                                       3,317,042
                                                                    ------------
SOUTH DAKOTA -- 0.2%
   South Dakota St. Lease Rev., Trans.
     Cert. Prj., Ser. 93A
     6.38%                         09/01/05         500                  548,335
                                                                    ------------
TENNESSEE -- 0.5%
   Maury Cnty. Ind. Dev. Poll. Ctrl. Rev.,
     Saturn Corp. Prj., Ser. 94
     6.50%(b)                      09/01/24       1,800                1,863,630
                                                                    ------------
TEXAS -- 13.2%
   Brazos River Auth. Poll. Ctrl. Rev., Texas
     Util. Elec. Co. Prj., Prerefunded Ser.
     95C AMT
     5.55%                         04/01/08       5,000                5,796,700
   Dallas Cnty. Util. & Cap. Apprec. Rev.,
     Ref. Ser. 99A
     6.19%(c)                      02/15/21      17,225                6,362,743
     6.21%(c)                      02/15/22      18,405                6,365,921
   Dallas Ind. Dev. Corp. Rev., CR/PL, Inc.
     Prj., Ser. 87 AMT
     7.50%                         09/01/10       1,750                1,813,385
   Dallas-Fort Worth Intl. Arpt. Fac. Imp.
     Corp. Rev., Ser. 99 AMT
     6.38%                         05/01/35         120                   66,967
   Grand Prairie Indpt. Sch. Dist. G.O.,
     Prerefunded Ser. 00A
     5.80%                         08/15/11       4,925                5,858,140
   Grand Prairie Indpt. Sch. Dist. G.O.,
     Unrefunded Ser. 00A
     5.80%                         02/15/23          75                   86,357
   Port Corpus Christi Auth. Rev.,
     Celanese Prj., Ser. 02B AMT
     6.70%                         11/01/30       5,000                5,283,800
   Spring Branch Sch. Dist. G.O.,
     Prerefunded Ser. 95
     5.95%                         02/01/05       2,245                2,391,172
   Texas Affordable Hsg. Corp.
     Multi-Family Hsg. Rev., Ser. 01A
     4.75%                         11/01/11       6,635                6,905,642
   Texas Wtr. Fin. Assist. G.O., Ref. Ser. 00
     5.75%                         08/01/22       3,445                3,843,345
   Travis Cnty. Hlth. Fac. Dev. Corp. Rev.,
     Ascension Hlth. Credit Prj.,
     Prerefunded Ser. 99A
     5.88%                         11/15/09       1,980                2,370,060
                                                                    ------------
                                                                      47,144,232
                                                                    ------------
UTAH -- 0.0%
   Salt Lake City Hosp. Rev., Prerefunded
     Ser. 88A
     8.13%                         05/15/15       100                    133,742
                                                                    ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                      TAX-FREE INCOME PORTFOLIO (CONTINUED)

                                              PAR/SHARES
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
VIRGINIA -- 1.2%
   Hampton G.O., Prerefunded Ser. 95
     6.00%                         01/15/05     $   400             $    433,332
   Pocahontas Pkwy. Toll Rd. Rev.,
     Ser. 98B
     5.85%(c)                      08/15/23      14,300                2,630,914
   Virginia Hsg. Dev. Auth. Rev.,
     Multi-Family Prj., Ser. 95C
     6.70%                         11/01/15       1,000                1,045,910
                                                                    ------------
                                                                       4,110,156
                                                                    ------------
WASHINGTON -- 7.3%
   King Cnty. G.O., Sch. Dist. No. 414 Lake
     Washington Prj., Ser. 00
     5.75%                         12/01/14         500                  583,160
   Pierce Cnty. G.O., Sch. Dist. No. 416
     White River Prj., Ser. 00
     6.00%                         12/01/13       5,345                6,394,972
   Washington St. G.O., Ser. 00B
     6.00%                         01/01/25      14,000               15,729,000
   Washington St. Pub. Pwr. Sply. Sys.
     Rev., Nuclear Prj. No. 3, Ser. 96A
     6.00%                         07/01/06       3,000                3,358,980
                                                                    ------------
                                                                      26,066,112
                                                                    ------------
WEST VIRGINIA -- 0.1%
   West Virginia Pub. Energy Auth. Rev.,
     Morgantown Energy Assoc. Prj.,
     Ser. 90A AMT
     5.05%                         07/01/08         430                  448,103
                                                                    ------------
WISCONSIN -- 0.1%
   Milwaukee Met. Swr. Dist. G.O.,
     Ser. 92A
     6.13%                         10/01/03         250                  250,000
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Cost $310,079,064)                                                330,227,050
                                                                    ------------
CUMULATIVE PREFERRED STOCK -- 5.0%
   Charter Mac Equity Issue Tr.
     6.63%(d)                      06/30/49       3,000                3,234,210
     7.60%(d)                      11/30/50       9,000               10,043,010
   MuniMae TE Bond Subs., LLC
     6.88%(d)                      06/30/49       4,000                4,355,360
                                                                    ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $15,986,261)                                                  17,632,580
                                                                    ------------


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
SHORT TERM INVESTMENTS -- 3.5%
   Jackson Cnty. Poll. Ctrl. Rev., Chevron
     Inc. Prj., Ref. Ser. 93 DN
     1.20%(f)                      10/01/03     $   600             $    600,000
   Kansas Dept. Trans. Hwy. Rev.,
     Ser. 00B-2 DN
     1.14%(f)                      10/01/03         700                  700,000
   New York City G.O., Ser. 94H-3 DN
     1.20%(f)                      10/01/03       2,400                2,400,000
   Orange Cnty. California Sanit. Dist. COP,
     Ref. Ser. 00A DN
     1.20%(f)                      10/01/03       2,500                2,500,000
   Orange Cnty. Florida Sch. Bd. COP,
     Ser. 00B DN
     1.20%(f)                      10/01/03       3,900                3,900,000
   Orange Cnty. Florida Sch. Bd. COP,
     Ser. 02B DN
     1.20%(f)                      10/01/03       2,460                2,460,000
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $12,560,000)                                                  12,560,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $338,625,325(a))                         101.3%              360,419,630

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                    (1.3%)             (4,470,573)
                                                 ------             ------------
NET ASSETS (Applicable to 29,824,887
  Institutional shares, 265,051 Service
  shares, 763,910 Investor A shares,
  638,258 Investor B shares and 228,204
  Investor C shares outstanding)                 100.0%             $355,949,057
                                                 ======             ============







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                      TAX-FREE INCOME PORTFOLIO (CONCLUDED)


                                                      VALUE
                                                 ------------------

NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL AND
  INVESTOR A SHARE
  ($343,258,036 / 30,588,797)                           $11.22
                                                        ======
OFFERING PRICE PER INSTITUTIONAL
  SHARE                                                 $11.22
                                                        ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($11.22 / 0.960)                                      $11.69
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($2,970,931 / 265,051)                                $11.21
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($7,160,843 / 638,258)                                $11.22
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($2,559,247 / 228,204)                                $11.21
                                                        ======


------------------
(a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                $25,679,521
      Gross unrealized depreciation                 (3,885,216)
                                                   -----------
                                                   $21,794,305
                                                   ===========

(b) Rates shown are the rates as of September 30, 2003.

(c) The rate shown is the effective yield on the zero coupon bonds.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the fund held 5.0% of its net assets, with a current market value of $17,632,580 in securities restricted as to resale.

(e) Securities, or a portion thereof, pledged as collateral with a value of $1,124,330 on 314 short U.S. Treasury Note futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $35,992,250, with an unrealized loss of $1,799,605.

(f) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

                                               PAR/SHARES
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS -- 91.2%
PENNSYLVANIA -- 83.9%
   Allegheny Cnty. Hosp. Dev. Auth. Rev.,
     Hlth. Ctr. Univ. of Pittsburgh Med. Ctr.
     Prj., Ser. 97B
     6.00%                         07/01/25   $   7,000             $  8,179,500
   Allegheny Cnty. Hosp. Dev. Auth. Rev.,
     Prerefunded Ser. 95A
     6.00%                         09/01/07       5,000                5,785,450
     6.20%                         09/01/07       1,000                1,164,610
   Allegheny Cnty. Hosp. Dev. Auth. Rev.,
     Univ. of Pittsburgh Med. Ctr. Prj.,
     Ser. 95
     5.35%                         12/01/17      10,000               10,681,900
   Allegheny Cnty. Res. Fin. Auth. Mtg.
     Rev., Sgl. Fam. Mtg. Prj., Ser. 94Y
     6.25%                         05/01/17          15                   15,528
   Beaver Cnty. Hosp. Auth. Rev.,
     Prerefunded Ser. 96A
     5.80%                         10/01/06       5,830                6,579,680
   Berks Cnty. G.O., Ser. 98
     5.38%                         11/15/28       6,685                6,894,708
   Bradford Area Sch. Dist. G.O.,
     Prerefunded Ser. 95
     5.80%                         10/01/05       1,465                1,600,469
   Bucks Cnty. G.O., Prerefunded Ser. 95
     5.88%                         05/01/05       1,575                1,693,582
   Cambria & Blair Cntys. Rev., Bldg. Auth.
     Prj., Prerefunded Ser. 77
     6.38%                         02/01/04         825                  839,734
   Central Bucks Sch. Dist. G.O.,
     Prerefunded Ser. 94A
     6.45%                         11/15/04       1,000                1,060,360
     6.70%                         11/15/04         500                  531,560
   Crawford Central Sch. Dist. G.O.,
     Prerefunded Ser. 95
     5.75%                         02/15/05       1,585                1,686,915
   Crawford Central Sch. Dist. G.O.,
     Ser. 95
     7.00%                         02/15/05       1,765                1,904,576
   Dauphin Cnty. Gen. Auth. Hlth. Sys.
     Rev., Pinnacle Hlth. Sys. Prj., Ser. 97
     5.50%                         05/15/17       3,500                3,772,790
   Dauphin Cnty. Gen. Auth. Hosp. Rev.,
     Hapsco Western Pennsylvania Hosp.
     Prj., Ser. 92
     6.25%                         07/01/16       1,000                1,203,400
   Dauphin Cnty. Gen. Auth. Rev., Hotel &
     Conf. Ctr. Hyatt Regency Prj., Ser. 98
     6.20%                      01/19-01/29      20,575               18,398,413
   Dauphin Cnty. Gen. Auth. Rev., Ser. 86
     5.50%(b)                      06/01/26         550                  614,520
     5.60%(b)                      06/01/26         525                  598,285
     5.70%(b)                      06/01/26         660                  757,218
   Delaware Cnty. Auth. Coll. Rev.,
     Haverford Coll. Prj., Ser. 00
     5.75%                         11/15/25       6,795                7,518,600
   Delaware Cnty. Auth. Hosp. Rev., Ser. 95
     5.50%                         08/15/15       6,480                6,990,689
   Delaware Cnty. Auth. Rev., Mercy Hlth.
     Corp. Prj., Ser. 96
     5.75%                         12/15/20       3,735                4,166,318
   Delaware Cnty. Ind. Dev. Auth. Rev.,
     Ser. 99 AMT
     6.00%                         06/01/29       3,400                3,778,760


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Delaware Cnty. Mem. Hosp. Auth. Rev.,
     Ser. 95
     5.50%                         08/15/19   $   3,000             $  3,186,150
   Delaware Cnty. Rev., Prerefunded
     Ser. 95
     5.50%                         10/01/05       1,075                1,166,945
   Delaware River Port Auth. Pennsylvania
     & New Jersey Rev., Port Dist. Prj.,
     Ser. 99B
     5.70%                         01/01/22       8,930                9,874,437
   Delaware River Port Auth. Pennsylvania
     & New Jersey Rev., Ser. 99
     5.75%                         01/01/16       8,000                9,101,920
   Delaware River Port Auth. Pennsylvania
     & New Jersey RITES Rev., Ser. 99
     18.95%(b)                     01/01/22      10,000               14,365,799
   Delaware Vy. Regl. Fin. Auth. Loc. Govt.
     Rev., Ser. 96A
     5.90%                         04/15/16       2,540                2,784,145
   Delaware Vy. Regl. Fin. Auth. Loc. Govt.
     Rev., Ser. 97B
     5.60%                         07/01/17       2,000                2,347,120
   Delaware Vy. Regl. Fin. Auth. Loc. Govt.
     Rev., Ser. 98A
     5.50%                         08/01/28      33,050               36,597,917
   Delaware Vy. Regl. Fin. Auth. Loc. Govt.
     RITES PA-1041 Rev., Ser. 02A
     45.25%(b)                     01/01/26       2,000                4,973,600
   Dover Area Sch. Dist. G.O.,
     Prerefunded Ser. 96
     5.75%                         04/01/06       2,445                2,712,483
   East Whiteland-Tredyffrin Joint Trans.
     Auth. Rev., Hwy. Imp. Prj., Ser. 94
     6.30%(e)                      01/01/16         775                  779,751
   Fairview Sch. Dist. G.O., Prerefunded
     Ser. 95
     6.00%                         02/15/05       1,000                1,067,690
   Harrisburg Auth. Wtr. Rev., Ser. 94
     5.30%                         08/11/16      14,300               14,614,600
   Indiana Cnty. Ind. Dev. Auth. Poll. Ctrl.
     Rev., New York St. Elec. & Gas Corp.
     Prj., Ser. 95A
     6.00%                         06/01/06       1,000                1,120,280
   Kennett Cons. Sch. Dist. G.O., Ser. 02A
     5.50%                         02/15/14       1,245                1,407,199
   Lancaster Cnty. Hosp. Auth. Rev., Hlth.
     Ctr. Masonic Homes Prj., Ser. 94
     5.30%                         11/15/08         500                  521,175
   Lancaster Swr. Auth. Sply. S.O. , Ser. 98
     5.25%                         04/01/21       8,480                8,729,227
   Langhorne Manor Boro Hgr. Ed. & Hlth.
     Auth. Rev., Prerefunded Ser. 94
     6.90%                         11/15/04       1,000                1,065,920
   Lebanon Cnty. Hosp. Auth. Rev., Good
     Samaritan Hosp. Prj., Ser. 93
     5.55%                         11/15/04         355                  369,484
     5.65%                         11/15/05         760                  790,415
   Lehigh Cnty. Gen. Purp. Auth. Rev.,
     Kidspeace Oblig. Prj., Ser. 98
     5.70%                         11/01/09       3,000                3,382,560
     6.00%                         11/01/18       2,000                2,205,500
   Luzerne Cnty. Flood Prot. Auth. Gtd.
     Rev., Prerefunded Ser. 96
     5.60%                         07/15/06       4,720                5,275,686





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Lycoming Cnty. Auth. Hosp. Rev., Divine
     Providence Hosp. Prj., Ser. 95
     5.38%                         11/15/10   $   6,480             $  7,083,677
   McKeesport Area Sch. Dist. G.O.,
     Prerefunded Ser. 96A
     5.75%                         10/01/06       1,750                1,972,477
   Methacton Sch. Dist. Auth. Rev.,
     Prerefunded Ser. 78
     6.50%                         10/01/06         475                  545,043
   Montgomery Cnty. Hgr. Ed. & Hlth. Auth.
     Coll. Rev., Beaver Coll. Prj., Ser. 96
     5.75%                         04/01/12       1,690                1,880,463
   Montgomery Cnty. Hgr. Ed. & Hlth. Auth.
     Rev., Holy Redeemer Hosp. Prj.,
     Ser. 97A
     5.25%                         10/01/27       9,000                9,206,910
   Montgomery Cnty. Hgr. Ed. & Hlth. Auth.
     Rev., Pottstown Hlth. Care Corp. Prj.,
     Prerefunded Ser. 98
     5.00%                         01/01/09       6,235                7,143,315
   Northampton Cnty. Hgr. Ed. Auth. Rev.,
     Moravian Coll. Prj., Ser. 94
     6.10%                         07/01/12       1,950                2,054,832
   Northeastern Hosp. & Ed. Auth. Rev.,
     Luzerne Cnty. Coll. Prj., Ser. 97
     5.15%                         08/15/16       3,245                3,468,418
   Northeastern Hosp. & Ed. Auth. Rev.,
     Wyoming Vy. Hlth. Care Prj., Ser. 94A
     6.50%                         01/01/07       1,000                1,080,760
   Northgate Sch. Auth. Bldg. Rev., Ser. 78
     6.38%                         02/15/07         825                  950,078
   Parkland Sch. Dist. Rev., Prerefunded
     Ser. 96
     5.75%                         03/01/06       2,910                3,217,820
   Pennsbury Sch. Dist. G.O., Prerefunded
     Ser. 94
     6.65%                         08/15/04         685                  718,914
   Pennsbury Sch. Dist. G.O., Ser. 02
     5.50%                      01/18-01/19       4,625                5,118,142
   Pennsylvania Con. Ctr. Auth. Rev.,
     Ser. 89A
     6.70%                         09/01/16       1,000                1,244,220
   Pennsylvania Con. Ctr. Auth. Rev.,
     Ser. 94A
     6.60%                         09/01/09      12,465               13,318,354
   Pennsylvania Econ. Dev. Fin. Auth. Sch.
     Rev., Baldwin Sch. Prj., Ser. 94A
     6.35%                         04/01/04         105                  107,389
   Pennsylvania Fin. Auth. Rev., Mun. Cap.
     Imp. Prj., Ser. 93
     6.60%                         11/01/09      20,805               21,306,400
   Pennsylvania G.O., Prerefunded Ser. 94
     5.50%                         06/15/04       1,000                1,046,920
   Pennsylvania Hgr. Ed. Assistance Agcy.
     Rev., Cap. Acquisition Prj.,
     Prerefunded Ser. 00
     5.88%                         12/15/10      16,400               19,549,128
   Pennsylvania Hgr. Ed. Fac. Auth. Rev.,
     Univ. of Pennsylvania Prj., Ser. 98
     5.75%                         01/01/22      13,165               13,466,347
   Pennsylvania Hsg. Fin. Agcy.
     Multi-Family FHA Ins. Rev., Ref.
     Ser. 92
     8.10%                         07/01/13       2,000                2,016,680


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Pennsylvania Hsg. Fin. Agcy. Rev.,
     Ser. 56A AMT
     6.15%                         10/01/27   $   5,000             $  5,195,450
   Pennsylvania Hsg. Fin. Agcy. Rev.,
     Ser. 98 AMT
     5.50%(c)                      04/01/30      13,300                3,134,677
   Pennsylvania Hsg. Fin. Agcy. Rev.,
     Ser. 99 AMT
     5.85%                         10/01/18       1,000                1,058,340
   Pennsylvania Hsg. Fin. Agcy. Rev., Sgl.
     Fam. Mtg. Prj., Ref. Ser. 66A AMT
     5.65%                         04/01/29      10,000               10,270,000
   Pennsylvania Hsg. Fin. Agcy. Rev., Sgl.
     Fam. Mtg. Prj., Ser. 94A
     6.60%                         04/01/17       1,000                1,027,280
   Pennsylvania Hsg. Fin. Agcy. Rev., Sgl.
     Fam. Mtg. Prj., Ser. 94B AMT
     6.88%                         10/01/24         805                  825,149
   Pennsylvania Hsg. Fin. Agcy. Rev., Sgl.
     Fam. Mtg. Prj., Ser. 96A AMT
     6.05%                         10/01/16       2,500                2,627,750
   Pennsylvania Infra. Investment Auth.
     Rev., Pennvest Ln. Pool Prj. Ser. 94
     6.00%                         09/01/06       1,930                2,180,591
   Pennsylvania Intergovernmental Coop.
     Auth. Spec. Tax Rev., City of
     Philadelphia Fdg. Prj., Ser. 94
     7.00%                         06/15/04         500                  521,225
   Pennsylvania Intergovernmental Coop.
     Auth. Spec. Tax Rev., City of
     Philadelphia Fdg. Prj., Ser. 96
     5.60%                         06/15/12       1,000                1,097,180
     5.50%                      06/16-06/20      10,500               11,432,270
   Pennsylvania St. Dept. Gen. Svcs.
     COP, Ser. 01
     4.00%                      05/04-11/04       3,535                3,622,018
     4.25%                      05/05-11/05       3,685                3,889,248
     4.50%                      05/10-11/10       4,590                5,028,447
     5.00%                      05/11-11/14      18,695               20,549,106
     5.25%                      05/15-05/16       7,740                8,484,942
   Pennsylvania St. Fin. Auth. Cmnty. Coll.
     Rev., Beaver Cnty. Coll. Prj.,
     Prerefunded Ser. 94A
     5.88%                         12/01/04         825                  871,794
   Pennsylvania St. Hgr. Ed. Fac. Auth.
     Coll. & Univ. Rev., Bryn Mawr Coll.
     Prj., Prerefunded Ser. 95
     6.00%                         12/01/05       1,200                1,348,656
   Pennsylvania St. Hgr. Ed. Fac. Auth.
     Coll. & Univ. Rev., Lafayette Coll. Prj.,
     Ser. 00
     6.00%                         05/01/30         155                  174,580
   Pennsylvania St. Hgr. Ed. Fac. Auth.
     Coll. & Univ. Rev., Trustees Univ. Prj.,
     Ser. 98
     5.50%                         07/15/38       9,500                9,850,740
   Pennsylvania St. Hgr. Ed. Fac. Auth.
     Hlth. Svcs. Rev., Univ. of
     Pennsylvania Hlth. Svcs. Prj.,
     Ser. 96A
     5.75%                         01/01/17      12,250               12,646,165
   Pennsylvania St. Ind. Dev. Auth. Rev.,
     Econ. Dev. Prj., Ser. 94
     7.00%                         01/01/06       1,000                1,123,750
     6.00%                         01/01/12       4,000                4,126,280


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Pennsylvania St. Ind. Dev. Auth. Rev.,
     Econ. Dev. Prj., Ser. 02
     5.50%                         07/01/16   $   8,000             $  9,031,760
   Pennsylvania St. Infra. Investment Auth.
     Rev., Ser. 90
     6.45%                         09/01/04       1,600                1,621,648
   Pennsylvania St. Tpke. Comm. Rev.,
     Prerefunded Ser. 94A
     5.88%                         12/01/04         500                  538,250
   Pennsylvania St. Tpke. Comm. Rev.,
     Ref. Ser. 01
     5.00%                         06/01/10       2,100                2,362,668
     5.50%                         12/01/13       3,000                3,483,120
   Pennsylvania Trafford Dist. G.O.,
     Prerefunded Ser. 94
     5.85%                         05/01/04       1,000                1,028,450
   Philadelphia Auth. Dev. Lease Rev.
     Ser. 01B
     5.25%                         10/01/09       1,750                2,005,780
   Philadelphia G.O., Prerefunded
     Ser. 94B
     5.90%                         11/15/04       1,620                1,740,901
   Philadelphia G.O., Ser. 93A
     5.25%                         05/15/04         300                  306,810
   Philadelphia G.O., Unrefunded Ser. 94
     5.90%                         11/15/09         980                1,046,944
   Philadelphia Gas Works Rev., Ser. 93
     5.50%(e)                      07/01/04       5,000                5,167,150
   Philadelphia Gas Works Rev., Ser. 94
     5.25%                         08/01/24       2,900                2,971,659
   Philadelphia Gas Works Rev., Ser. 01
     5.50%                      08/14-08/18       7,415                8,295,676
   Philadelphia Hosp. & Hgr. Ed. Fac. Auth.
     Hosp. Rev., Frankford Hosp. Prj.,
     Ser. 95
     5.50%                         01/01/07       1,235                1,310,014
     5.60%                         01/01/08       1,245                1,325,352
   Philadelphia Hosp. & Hgr. Ed. Fac. Auth.
     Hosp. Rev., Nazareth Hosp.
     Franciscan Prj., Prerefunded
     Ser. 96B
     5.00%                         07/01/06       4,590                5,137,587
   Philadelphia Ind. Dev. Auth. Rev.,
     American Coll. of Physicians Prj.,
     Ser. 00
     5.50%                       06/20-06/25     14,685               15,779,066
   Philadelphia Ind. Dev. Auth. Rev., Girard
     Estate Coal Mining Prj., Ser. 96
     5.38%                         11/15/12       3,945                4,355,359
     5.50%                         11/15/16       1,650                1,825,197
   Philadelphia Ind. Dev. Auth. Rev., PGH
     Dev. Corp. Prj., Ser. 93
     5.50%                         07/01/10       1,035                1,057,698
   Philadelphia Mun. Auth. Rev., Ref.
     Ser. 93D
     6.13%                         07/15/08       2,650                2,709,519
   Philadelphia Mun. Auth. Rev., Ser. 93A
     5.20%                         11/15/04       4,000                4,099,800
     5.63%                         11/15/14       2,600                2,665,260
   Philadelphia Pk. Auth. Rev., Arpt. Pk.
     Prj., Ser. 99
     5.63%                         09/01/18       4,430                4,941,532
   Philadelphia Pk. Auth. Rev., Ser. 97
     5.40%                         09/01/15       5,900                6,350,996


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Philadelphia Pk. Auth. Rev., Ser. 99
     5.63%                      09/13-09/17   $   5,885             $  6,611,677
   Philadelphia Sch. Dist. G.O.,
     Prerefunded Ser. 94A
     5.80%                         07/01/04       1,910                1,998,223
     5.85%                         07/01/04       1,710                1,793,876
   Philadelphia Sch. Dist. G.O.,
     Prerefunded Ser. 95B
     5.50%                         09/01/05       4,500                4,961,520
   Philadelphia Sch. Dist. G.O., Ser. 95A
     6.25%                         09/01/06       2,255                2,563,800
   Philadelphia Sch. Dist. G.O., Ser. 95B
     5.50%                         09/01/18       4,890                5,307,508
   Philadelphia Sch. Dist. G.O., Ser. 99C
     5.75%                         03/01/29      11,000               12,091,090
   Philadelphia Sch. Dist. G.O., Ser. 00A
     5.75%                      02/12-02/13      10,215               11,734,273
   Philadelphia Wtr. & Swr. Rev., Ser. 92
     7.35%(e)                      09/01/04       2,895                3,064,010
   Philadelphia Wtr. & Waste Wtr. Rev.,
     Ser. 93
     5.50%                         06/15/07       6,780                7,666,078
   Pittsburgh G.O., Ser. 96A
     6.00%                         03/01/05       8,225                8,781,668
   Pittsburgh Sch. Dist. G.O., Prerefunded
     Ser. 97
     5.50%                         09/01/09       4,500                4,873,365
   Pleasant Vy. Sch. Dist. G.O.,
     Prerefunded Ser. 95
     5.60%                         11/15/05       1,180                1,290,778
   Pleasant Vy. Sch. Dist. G.O.,
     Unrefunded Ser. 95
     5.60%                         11/15/14         205                  222,577
   Pottstown Borough Auth. Swr. Rev.,
     Ser. 96
     5.50%                         11/01/16       1,360                1,503,956
   Punxsutawney Area Sch. Dist. G.O.,
     Prerefunded Ser. 95
     5.80%                         04/15/05       1,000                1,072,850
   Ringgold Sch. Dist. Rev., Prerefunded
     Ser. 95
     6.20%                         02/01/05         500                  534,200
   Riverside Beaver Cnty. Sch. Dist. Rev.,
     Prerefunded Ser. 96
     5.50%                         02/15/06       3,725                4,090,236
   Riverside Sch. Dist. G.O., Ser. 00
     5.50%                         10/15/25       3,300                3,525,720
   Scranton Lackawanna Hlth. & Welfare
     Auth. Rev., Hosp. Cmnty. Med. Ctr.
     Prj., Ref. Ser. 98A
     5.25%                         07/01/04       2,215                2,285,459
   Solanco Sch. Dist. G.O., Prerefunded
     Ser. 94
     6.30%                         02/15/04         500                  509,855
   South Fork Mun. Auth. Hosp. Rev.,
     Good Samaritan Med. Ctr. Prj.,
     Ser. 96B
     5.38%                         07/01/16       4,000                4,317,600
   Southeastern Pennsylvania Trans. Auth.
     Rev., Prerefunded Ser. 95
     5.75%                         03/01/05       1,285                1,382,968
     5.88%                         03/01/05       1,230                1,325,927






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Southeastern Pennsylvania Trans. Auth.
     Rev., Ser. 97
     5.55%                         03/01/13   $   3,500             $  3,918,565
     5.38%                         03/01/17       6,270                6,830,413
   Springford Sch. Dist. G.O., Ser. 97
     5.15%                         02/01/18      10,010               10,450,440
   Upper St. Clair Twp. Sch. Bldg. Auth.
     Rev., Ser. 78
     6.50%                         02/15/04           5                    5,100
   Washington Cnty. Auth. Rev., Ser. 99
     6.15%                         12/01/29      13,250               15,616,053
   Washington Cnty. Ind. Dev. Auth. Poll.
     Ctrl. Rev., West Penn Pwr. Co. Prj.,
     Ser. 95G
     6.05%                         04/01/14       2,500                2,705,825
   West Mifflin Sanit. Swr. Mun. Auth. Swr.
     Rev., Prerefunded Ser. 96
     5.70%                         08/01/06       1,445                1,621,796
   Westmoreland Cnty. Ind. Dev. Auth.
     Rev., Westmoreland Hlth. Sys. Prj.,
     Ser. 93A
     6.00%                         07/01/11         200                  204,468
   Westview Mun. Auth. S.O. Rev., Ser. 85
     9.25%                         11/15/05         750                  824,543
   Williamsport Area Sch. Dist. Auth. Rev.,
     Ser. 78
     6.00%                         03/01/07          90                  100,117
   Wilson Sch. Dist. G.O., Prerefunded
     Ser. 97
     5.50%                         05/15/07       8,015                9,072,740
                                                                    ------------
                                                                     688,456,963
                                                                    ------------
PUERTO RICO -- 6.7%
   Puerto Rico Cmwlth. G.O., Ref. Ser. 02
     5.50%                      07/11-07/12      22,000               25,565,640
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00A
     17.99%(b)                     10/01/16         400                  603,688
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00B
     18.49%(b)                     10/01/17         500                  766,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00C
     18.49%(b)                     10/01/18         500                  762,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00D
     18.49%(b)                     10/01/19         690                1,033,303
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00E
     18.49%(b)                     10/01/20         250                  367,805
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00F
     17.99%(b)                     10/01/24         250                  340,125
   Puerto Rico Elec. Pwr. Auth. Rev.,
     Prerefunded Ser. 95X
     6.00%                         07/01/05       5,000                5,529,450
   Puerto Rico Mun. Fin. Agy. Rev., Ser. 99
     5.50%                         08/01/18       6,500                7,235,540
   Puerto Rico Pub. Fin. Corp. Cmwlth.
     Approp. Rev., Ser. 02E
     5.50%                         08/01/29      12,500               13,166,125
                                                                    ------------
                                                                      55,369,736
                                                                    ------------


                                              PAR/SHARES
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
VIRGIN ISLANDS -- 0.6%
   Tobacco Settlement Fdg. Corp. Rev.,
     Ser. 01
     4.40%(c)                      05/15/09   $   1,030             $    794,388
     4.50%(c)                      05/15/10       1,100                  828,564
     4.60%(c)                      05/15/11       1,165                  856,158
     4.75%(c)                      05/15/12       1,240                  897,276
     4.85%(c)                      05/15/13       1,135                  807,973
     4.95%(c)                      05/15/14       1,205                  844,536
                                                                    ------------
                                                                       5,028,895
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Cost $686,598,912)                                                748,855,594
                                                                    ------------
CUMULATIVE PREFERRED STOCK -- 6.5%
   Charter Mac Equity Issue Tr.
     6.63%(d)                      06/30/49      25,000               26,951,750
     7.60%(d)                      11/30/50      10,000               11,158,900
   MuniMae TE Bond Subs., LLC
     6.88%(d)                      06/30/49       4,000                4,355,360
     7.75%(d)                      06/30/50      10,000               11,118,200
                                                                    ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $48,416,472)                                                  53,584,210
                                                                    ------------
SHORT TERM INVESTMENTS -- 1.5%
   Wilmington Trust Tax-Free Money
     Market Fund
   (Cost $11,919,170)                            11,919               11,919,170
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $746,934,554(a))                          99.2%              814,358,974

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                   0.8%                6,600,600
                                                 ------             ------------
NET ASSETS (Applicable to 69,012,519
  Institutional shares, 561,725 Service
  shares, 3,293,169 Investor A shares,
  2,292,529 Investor B shares and
  181,961 Investor C shares outstanding)         100.0%             $820,959,574
                                                 ======             ============




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONCLUDED)


                                                       VALUE
                                                      -------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($752,198,763 / 69,012,519)                           $10.90
                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SERVICE AND INVESTOR
  A SHARE
  ($41,991,103 / 3,854,894)                             $10.89
                                                        ======
OFFERING PRICE PER SERVICE SHARE                        $10.89
                                                        ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.89 / 0.960)                                      $11.34
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($24,795,293 / 2,292,529)                             $10.82
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($1,974,415 / 181,961)                                $10.85
                                                        ======

----------------
(a) Cost for Federal income tax purposes is $747,073,137. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                $69,519,283
      Gross unrealized depreciation                 (2,233,446)
                                                   -----------
                                                   $67,285,837
                                                   ===========

(b) Rates shown are the rates as of September 30, 2003.

(c) The rate shown is the effective yield on the zero coupon bonds.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the fund held 6.5% of its net assets, with a current market value of $53,584,210 in securities restricted as to resale.

(e) Securities, or a portion thereof, pledged as collateral with a value of $1,408,342 on 741 short U.S. Treasury Note futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $84,937,125, with an unrealized loss of $4,246,379.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS -- 87.4%
NEW JERSEY -- 73.8%
   Atlantic City COP, Pub. Fac. Lease
     Agreement Prj., Ser. 91
     7.30%                         03/01/04   $   1,535             $  1,574,496
   Delaware River Port Auth. Pennsylvania
     & New Jersey RITES PA-611 Rev.,
     Ser. 00
     14.58%(b)                     01/01/26       5,000                6,502,650
   Edison Twp. G.O., Ser. 91
     6.50%                         06/01/04         930                  963,736
   Essex Cnty. Imp. Auth. Lease Rev.,
     Jail & Yth. Hsg. Prj., Prerefunded
     Ser. 94
     6.90%                         12/01/04         500                  544,155
   Garden St. Preservation Tr. Cap.
     Apprec. Rev., Ser. 03B
     5.17%(c)                      11/01/24      10,000                3,404,500
   Gloucester Cnty. Srs. Hsg. Dev. Corp.
     Rev., Sect. 8 Colonial Pk. Prj.,
     Ser. 94A
     6.20%                         09/15/11       1,250                1,295,612
   Hopatcong Boro G.O., Ser. 03
     5.75%                         08/01/33       2,300                2,500,399
   Jersey City G.O., Ser. 96A
     6.00%                         10/01/05       1,655                1,810,752
   Knowlton Twp. Bd. of Ed. G.O., Ser. 91
     6.60%                         08/15/11         169                  209,753
   Lacey Twp. Wtr. Auth. Rev., Prerefunded
     Ser. 93
     6.00%                         12/01/03       1,000                1,028,150
   Middlesex Cnty. Imp. Auth. Rev., New
     Brunswick Apts. Rental Hsg. Prj.,
     Ser. 02 AMT
     5.15%                         02/01/24       3,000                3,055,170
   Middlesex Cnty. Imp. Auth. Rev., Ser. 96
     5.80%                         09/15/13       1,725                1,926,532
   Morristown Cnty. G.O., Ser. 95
     6.40%                         08/01/14         500                  554,015
   New Jersey Econ. Dev. Auth. Lease
     Rev., Ser. 00
     6.00%                         06/01/21       4,780                5,460,003
   New Jersey Econ. Dev. Auth. Mkt.
      Transition Fac. Rev., Prerefunded
     Ser. 94A
     5.80%(e)                      07/01/04       2,790                2,946,603
     5.88%                         07/01/04       4,000                4,226,720
   New Jersey Econ. Dev. Auth. Rev.,
     Kapkowski Rd. Landfill Prj., Ser. 02
     6.50%                         04/01/28       2,500                2,831,625
   New Jersey Econ. Dev. Auth. Rev.,
     Motor Vehicle Comm. Prj., Ser. 03A
     3.52%(c)                      07/01/12       4,000                2,817,040
   New Jersey Econ. Dev. Auth. Rev.,
     Performing Arts Ctr. Prj., Ser. 96C
     5.75%                         06/15/08       4,440                4,952,243
   New Jersey Econ. Dev. Auth. Rev.,
     Ser. 99
     6.20%                         12/01/24       3,000                3,333,720
   New Jersey Econ. Dev. Auth. Rev., St.
     Barnabas Med. Ctr. Prj., Ser. 97A
     5.63%(c)                      07/01/23       4,000                1,474,880
   New Jersey Ed. Auth. Rev., Rowan Coll.
     Prj., Prerefunded Ser. 96E
     5.88%                         07/01/06       2,185                2,475,955


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
   New Jersey Hlth. Care Fac. Fin. Auth.
     Rev., Kennedy Hlth Sys. Prj., Ser. 01
     5.50%                         07/01/21   $   2,000             $  2,051,920
     5.63%                         07/01/31         455                  463,695
   New Jersey Hlth. Care Fac. Fin. Auth.
     Rev., Robert Wood Johnson Univ.
     Prj., Ser. 96C
     5.75%                         07/01/07       2,595                2,882,526
   New Jersey Sports & Expo. Auth. Rev.,
     Ser. 00A
     5.50%                         03/01/20       5,000                5,402,250
   New Jersey St. Edl. Facs. Auth. Rev.,
     Ser. 02
     5.25%                         07/01/32       3,000                2,998,260
   New Jersey St. G.O., Ser. 86B
     6.25%                         01/15/04         860                  872,874
   New Jersey St. G.O., Ser. 00
     5.75%                         05/01/12       2,500                2,924,650
   New Jersey St. Hsg. & Mtg. Fin. Agcy.
     Rev., Ser. 00B
     6.25%                         11/01/26       2,000                2,135,580
   New Jersey St. Hwy. Auth. Rev., Garden
     St. Pkwy. Prj., Ser. 92
     6.20%                         01/01/10         750                  883,267
   New Jersey St. Tpke. Auth. Rev.,
     Ser. 91C
     6.50%                         01/01/16       4,000                4,914,664
   New Jersey St. Trans. Tr. Fd. Admin.
     Grant Rev., Prerefunded Ser. 00A
     6.13%                         09/15/09       2,500                2,978,300
   New Jersey St. Trans. Tr. Fd. Auth. Trans.
     Sys. Rev., Prerefunded Ser. 94A
     6.25%(e)                      12/15/03       1,000                1,010,650
   New Jersey St. Trans. Tr. Fd. Auth. Trans.
     Sys. Rev., Prerefunded Ser. 00A
     6.00%                         06/15/10       2,500                2,985,525
   New Jersey St. Trans. Tr. Fd. Auth. Trans.
     Sys. Rev., Prerefunded Ser. 01B
     6.00%                         12/15/11       2,500                3,007,225
   New Jersey St. Trans. Tr. Fd. Auth. Trans.
     Sys. Rev., Ser. 99A
     5.75%                         06/15/20       2,820                3,307,324
   New Jersey St. Waste Wtr. Trtmnt. Tr.
     Rev., Ser. 96C
     6.25%                         05/15/06       3,455                3,876,406
   Newark Bd. of Ed. G.O., Prerefunded
     Ser. 94
     5.88%                         12/15/04       1,000                1,078,380
   North Hudson Swr. Auth. Rev., Ser. 01A
     5.41%(c)                      08/01/21       5,000                2,106,850
   Northwest Bergen Cnty. Rev., Ser. 92
     5.90%                         07/15/06         755                  772,644
   Northwest Bergen Cnty. Util. Auth. Sys.
     Rev., Ser. 92
     6.00%                         07/15/07         860                  880,158
   Ocean Cnty. Util. Auth. Rev.,
     Prerefunded Ser. 95A
     6.30%                         01/01/05       1,005                1,079,963
   Point Pleasant G.O., Ser. 95
     5.70%                         12/01/03         500                  503,820
   Port Auth. New York & New Jersey Rev.,
     Ser. 95 AMT
     5.75%                         11/01/09       3,275                3,492,788






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                NEW JERSEY TAX-FREE INCOME PORTFOLIO (CONCLUDED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
   Port Auth. New York & New Jersey S.O.
     JFK Intl. Arpt. Term. Prj.,
     Ser. 97-6 AMT
     6.25%                         12/01/09   $   7,000             $  8,049,440
     5.75%                         12/01/22       2,000                2,157,820
   Warren Cnty. Poll. Ctrl. Fin. Auth. Rev.,
     Ser. 92B
     5.70%                         12/01/03         500                  503,805
                                                                    ------------
                                                                     119,209,493
                                                                    ------------
PUERTO RICO -- 13.6%
   Puerto Rico Cmwlth. Hwy. & Trans.
     Auth. Rev., Prerefunded Ser. 00B
     6.00%                         07/01/10       3,000                3,611,010
   Puerto Rico Cmwlth. Hwy. & Trans.
     Auth. Rev., Ser. 00C
     6.00%                         07/01/29       2,000                2,191,120
   Puerto Rico Cmwlth. Hwy. & Trans.
     Auth. Rev., Ser. 02D
     5.38%                         07/01/36       1,000                1,030,690
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00A
     17.99%(b)                     10/01/16         400                  603,688
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00B
     18.49%(b)                     10/01/17         500                  766,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00C
     18.49%(b)                     10/01/18         500                  762,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00D
     18.49%(b)                     10/01/19         650                  973,401
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00E
     18.49%(b)                     10/01/20         250                  367,805
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00F
     17.99%(b)                     10/01/24         250                  340,125
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     Spec. RITES PA-569 Rev., Ser. 99
     12.61%(b)                     07/01/07       2,000                2,577,900
   Puerto Rico Cmwlth. Pub. Imp. G.O.,
     Prerefunded Ser. 00
     5.75%                         07/01/10       3,000                3,550,440
   Puerto Rico Pub. Fin. Corp. Cmwlth.
     Approp. Rev., Ser. 02E
     5.50%                         08/01/29       5,000                5,266,450
                                                                    ------------
                                                                      22,040,689
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Cost $126,880,998)                                                141,250,182
                                                                    ------------
CUMULATIVE PREFERRED STOCK -- 7.5%
   Charter Mac Equity Issue Tr.
     6.63%(d)                      06/30/49       1,000                1,078,070
     7.60%(d)                      11/30/50       4,000                4,463,560
   MuniMae TE Bond Subs., LLC
     6.88%(d)                      06/30/49       4,000                4,355,360
     7.75%(d)                      06/30/50       2,000                2,223,640
                                                                    ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $10,991,757)                                                  12,120,630
                                                                    ------------


                                               NUMBER OF
                                  MATURITY      SHARES                  VALUE
                                  --------     ----------           ------------
SHORT TERM INVESTMENTS -- 3.8%
   Wilmington Trust Tax-Free Money
     Market Fund
   (Cost $6,136,565)                          6,136,565             $  6,136,565
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $144,009,320(a))                          98.7%              159,507,377

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                   1.3%                2,022,169
                                                 ------             ------------
NET ASSETS (Applicable to 10,568,122
  Institutional shares, 1,401,151 Service
  shares, 508,186 Investor A shares,
  1,051,723 Investor B shares and
  158,724 Investor C shares outstanding)         100.0%             $161,529,546
                                                 ======             ============

NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND INVESTOR A SHARE
  ($147,241,362 / 12,477,459)                                             $11.80
                                                                          ======
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                                       $11.80
                                                                          ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($11.80 / 0.960)                                                        $12.29
                                                                          ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($12,411,411 / 1,051,723)                                               $11.80
                                                                          ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($1,876,773 / 158,724)                                                  $11.82
                                                                          ======

-----------
(a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                $15,633,398
      Gross unrealized depreciation                   (135,341)
                                                   -----------
                                                   $15,498,057
                                                   ===========

(b) Rates shown are the rates as of September 30, 2003.

(c) The rate shown is the effective yield on the zero coupon bonds.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the fund held 7.5% of its net assets, with a current market value of $12,120,630 in securities restricted as to resale.

(e) Securities, or a portion thereof, pledged as collateral with a value of $413,338 on 141 short U.S. Treasury Note futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $16,162,125, with an unrealized loss of $807,528.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
                         OHIO TAX-FREE INCOME PORTFOLIO

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS -- 93.3%
OHIO -- 73.7%
   Akron G.O., Ser. 01
     5.50%                         12/01/21   $   1,000             $  1,101,450
   Akron Swr. Sys. Rev., Ser. 96
     5.88%                         12/01/16         500                  561,445
   Brunswick G.O., Ser. 94
     6.30%                         12/01/14         210                  225,351
   Butler Cnty. Trans. Imp. Dist. Rev.,
     Ser. 97A
     6.00%(d)                      04/01/11         600                  694,824
   Cleveland Apt. Sys. Rev., Prerefunded
     Ser. 94B
     5.70%                         01/01/04         150                  154,744
   Cleveland COP, Cleveland Stadium Prj.,
     Ser. 97
     5.25%                         11/15/10       2,500                2,826,175
   Cleveland G.O., Prerefunded Ser. 94
     6.25%                         11/15/04       1,915                2,065,347
   Cleveland Pkg. Fac. Rev., Ser. 96
     6.00%                         09/15/06       1,275                1,441,132
   Cleveland Pub. Pwr. Sys. Rev., First
     Mtg. Prj., Prerefunded Ser. 94A
     6.30%                         11/15/04       4,000                4,316,240
   Cleveland-Cuyahoga Cnty. Port Auth.
     Rev., Prerefunded Ser. 97 AMT
     6.00%                         03/01/07         375                  412,579
   Columbus G.O., Ser. 86
     7.38%                         07/01/06       1,000                1,157,060
   Columbus G.O., Ser. 94-2
     5.60%                         05/15/05       1,000                1,047,620
   Columbus G.O., Ser. 02
     5.00%                         06/15/12       2,975                3,297,609
   Columbus Mun. Arpt. Auth. Rev.,
     Columbus Intl. Arpt. Prj., Ser. 94A
     AMT
     6.00%                         01/01/09         150                  154,552
   Cuyahoga Cnty. Hosp. Rev., Univ. Hlth.
     Sys. Prj., Ser. 96B
     6.00%                         01/15/04       3,125                3,162,250
   Cuyahoga Cnty. Multi-Family Rev.,
     Ser. 02 AMT
     5.35%                         09/20/27       1,000                1,024,150
   Fairfield City Sch. Dist. G.O., Ser. 94
     7.45%                         12/01/14       1,000                1,302,330
   Greater Cleveland Regl. Trans. Auth.
     Cap. Imp. Rev., Ser. 01A
     5.13%                         12/01/21       1,000                1,048,650
   Greater Cleveland Regl. Trans. Auth.
     G.O., Ser. 96
     6.25%                         12/01/06       2,935                3,366,709
   Hamilton Cnty. Sales Tax Rev., Ser. 01B
     5.25%                         12/01/32       5,000                5,137,550
   Kings Sch. Dist. G.O., Ser. 94
     7.60%                         12/01/10         200                  222,664
   Lucas Cnty. G.O., Ser. 96
     6.00%                         12/01/05         500                  551,265
   Marysville Sch. Dist. G.O., Ser. 98
     6.00%                         12/01/10       1,910                2,305,847
   Mason City Sch. Dist. G.O., Ser. 01
     5.38%                         12/01/18       3,000                3,287,460
   Medina Cnty. G.O., Ser. 86
     7.25%                         12/01/03          50                   50,500
   New Albany Cmnty. Auth. Fac. Rev.,
     Ser. 01B
     5.13%                         10/01/21       2,750                2,888,600


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   North Royalton City Sch. Dist. G.O.,
     Ser. 94
     6.63%                         12/01/06     $   100             $    115,863
   Northwestern Sch. Dist. Rev., Wayne &
     Ashland Cntys. Prj., Ser. 94
     7.20%                         12/01/10         300                  379,377
   Ohio G.O., Prerefunded Ser. 95
     6.00%                         08/01/05         225                  249,741
   Ohio Hsg. Fin. Agcy. Rev., Wind River
     Prj., Ser. 94A AMT
     5.55%                         11/01/18         300                  312,852
   Ohio St. Bldg. Auth. Adult Corr. Fac.
     Rev., Ser. 94
     5.90%                         10/01/04       2,000                2,138,420
   Ohio St. Bldg. Auth. Disalle Govt. Ctr.
     Rev., Ser. 96A
     6.00%                         10/01/05       1,000                1,094,520
   Ohio St. Bldg. Data Ctr. Rev., Ser. 93A
     5.90%                         10/01/07         450                  518,922
   Ohio St. Comm. Sch. Cap. Fac. Rev.,
     Ser. 94A
     5.75%                         06/15/14       1,000                1,143,490
   Ohio St. Env. Imp. Rev., USX Corp. Prj.,
     Ref. Ser. 99
     5.63%                         05/01/29       1,000                1,005,730
   Ohio St. Hgr. Ed. Fac. Denison Univ.
     Rev., Ser. 01
     5.13%                         11/01/21       3,000                3,139,170
   Ohio St. Nat. Res. Cap. Fac. G.O.,
     Ser. 94A
     5.40%                         10/01/04       1,000                1,044,450
   Ohio St. Univ. G.O., Ser. 02A
     5.25%                         12/01/18       3,290                3,595,904
   Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Fac.
     Rev., Republic Steel Prj., Ser. 95
     6.38%                         06/01/07       1,680                1,846,841
   Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Rev.,
     Ser. 02
     5.25%                         12/01/15       3,415                3,794,407
   Ohio St. Wtr. Dev. Auth. Rev., Pure Wtr.
     Prj., Ser. 92
     5.75%                         06/01/04         305                  310,392
   Ohio St. Wtr. Dev. Auth. Rev.,
     Steel-Cargill North Star Broken Hill
     Prj., Ser. 95 AMT
     6.30%                         09/01/20         500                  520,870
   Ohio St. Wtr. Dev. Poll. Ctrl. Fac. Rev.,
     Wtr. Ctrl. St. Match Prj.,
     Prerefunded Ser. 95
     5.70%                         06/01/05       1,300                1,413,178
   Olentangy Sch. Dist. G.O., Prerefunded
     Ser. 95A
     6.00%                         12/01/04         225                  242,537
   Pickerington Loc. Sch. Dist. Fac. Constr.
     & Imp. Rev., Ser. 01
     5.25%                         12/01/20       1,000                1,068,470
   Reynoldsburg City Sch. Dist. G.O.,
     Ser. 03
     5.00%                         12/01/30       2,250                2,279,768
   Scioto Cnty. Rev., Marine Term. Norfolk
     Southern Corp. Prj., Ser. 98
     5.30%                         08/15/13       3,000                3,110,640
   Springboro Wtr. Sys. Rev., Ser. 98
     5.00%                         12/01/18       2,500                2,649,475





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                   OHIO TAX-FREE INCOME PORTFOLIO (CONCLUDED)

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Summit Cnty. Hosp. Rev., Cuyahoga
     Falls Gen. Hosp. Prj., Ser. 94
     6.65%                         07/01/14     $   200             $    203,120
   Toledo G.O., Ser. 96
     6.00%                         12/01/06         500                  569,700
   Trotwood-Madison City Sch. Dist. G.O.,
     Ser. 02
     5.00%                         12/01/30       4,000                4,050,520
   Univ. of Cincinnati Rev., Ser. 01A
     5.00%                         06/01/31       2,000                2,024,020
   Univ. of Toledo Rev., Ser. 02
     5.25%                         06/01/18       1,195                1,286,261
   West Muskingum Loc. Sch. Dist. Sch.
     Fac. Constr. & Imp. G.O. , Ser. 03
     5.00%                         12/01/24       3,000                3,070,560
   Westerville City Sch. Dist. G.O., Ser. 87
     6.25%                         12/01/05       1,000                1,107,390
   Westlake G.O., Ser. 96
     6.40%                         12/01/08       1,560                1,813,734
                                                                    ------------
                                                                      89,904,425
                                                                    ------------
PUERTO RICO -- 19.6%
   Puerto Rico Cmwlth. G.O., Ref. Ser. 02
     5.50%                         07/01/11       5,000                5,806,600
   Puerto Rico Cmwlth. Hwy. & Trans.
     Auth. RITES Rev., Ser. 98
     10.82%(b)                     07/01/18       5,000                5,901,150
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00A
     17.99%(b)                     10/01/16         400                  603,688
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00B
     18.49%(b)                     10/01/17         500                  766,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00C
     18.49%(b)                     10/01/18         500                  762,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00D
     18.49%(b)                     10/01/19         650                  973,401
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00E
     18.49%(b)                     10/01/20         250                  367,805
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00F
     17.99%(b)                     10/01/24         250                  340,125
   Puerto Rico Pub. Bldgs. Auth. RITES
     PA-577 Rev., Ser. 99
     12.67%(b)                     07/01/27       4,000                4,223,040
   Puerto Rico Pub. Fin. Corp. Cmwlth.
     Approp. Rev., Ser. 02E
     5.50%                         08/01/29       4,000                4,213,160
                                                                    ------------
                                                                      23,957,029
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Cost $103,972,745)                                                113,861,454
                                                                    ------------



                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
CUMULATIVE PREFERRED STOCK -- 5.4%
   Charter Mac Equity Issue Tr.
     6.63%(c)                      06/30/49   $   1,000             $  1,078,070
     7.60%(c)                      11/30/50       1,000                1,115,890
   MuniMae TE Bond Subs., LLC
     6.88%(c)                      06/30/49       2,000                2,177,680
     7.75%(c)                      06/30/50       2,000                2,223,640
                                                                    ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $5,997,252)                                                    6,595,280
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $109,969,997(a))                          98.7%              120,456,734

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                   1.3%                1,546,635
                                                 ------             ------------
NET ASSETS (Applicable to 8,977,028
  Institutional shares, 66,886 Service
  shares, 689,243 Investor A shares,
  961,487 Investor B shares and 527,851
  Investor C shares outstanding)                 100.0%             $122,003,369
                                                 ======             ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND INVESTOR A SHARE
  ($105,810,249 / 9,733,157)                                              $10.87
                                                                          ======
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                                       $10.87
                                                                          ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.87 / 0.960)                                                        $11.32
                                                                          ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($10,452,860 / 961,487)                                                 $10.87
                                                                          ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($5,740,260 / 527,851)                                                  $10.87
                                                                          ======

---------------------
(a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                $10,539,418
      Gross unrealized depreciation                    (52,681)
                                                   -----------
                                                   $10,486,737
                                                   ===========

(b) Rates shown are the rates as of September 30, 2003.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the fund held 5.4% of its net assets, with a current market value of $6,595,280 in securities restricted as to resale.

(d) Securities, or a portion thereof, pledged as collateral with a value of $701,028 on 117 short U.S. Treasury Note futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $13,411,125, with an unrealized loss of $670,064.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                       DELAWARE TAX-FREE INCOME PORTFOLIO

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS -- 84.0%
DELAWARE -- 60.8%
   Delaware Econ. Dev. Auth. Rev., Del.
     Tech. Pk. Univ. Del. Prj., Ser. 00
     6.00%                         02/01/21   $   1,000             $  1,143,850
   Delaware River & Bay Auth. Rev.,
     Ser. 96
     6.00%                      01/05-01/06       2,620                2,825,393
   Delaware River & Bay Auth. Rev.,
     Ser. 03
     5.25%                         01/01/22       1,000                1,068,940
   Delaware St. Econ. Dev. Auth. Poll. Ctrl.
     Rev., Delmarva Pwr. Prj., Ser. 02B
     5.20%                         02/01/19       1,000                1,069,810
   Delaware St. Econ. Dev. Auth. Rev.,
     Delmarva Pwr. Prj., Ref.
     Ser. 00 AMT
     5.65%                         07/01/28       3,850                4,058,477
   Delaware St. Econ. Dev. Auth. Rev.,
     First Mtg. Gilpin ACA CBI Prj.,
     Ser. 98
     5.63%                         07/01/19       2,000                2,141,460
   Delaware St. Econ. Dev. Auth. Rev.,
     United Wtr. Delaware, Inc. Prj.,
     Ser. 95 AMT
     6.20%(d)                      06/01/25       2,000                2,156,260
   Delaware St. Econ. Dev. Auth. Rev., Wtr.
     Dev. Prj., Ser. 92B
     6.45%                         12/01/07       1,165                1,362,899
   Delaware St. G.O., Ref. Ser. 03B
     5.00%                      07/08-07/11       2,600                2,931,724
   Delaware St. G.O., Ser. 03A
     5.00%                         01/01/10       1,000                1,121,930
   Delaware St. Hlth. Fac. Auth. Rev.,
     Christiana Care Hlth. Svcs. Prj.,
     Ser. 03
     5.25%                         10/01/12       3,000                3,383,550
   Delaware St. Hlth. Fac. Auth. Rev., Med.
     Ctr. of Delaware Prj., Ser. 92
     6.25%                         10/01/05       1,875                2,064,975
   Delaware St. Hlth. Fac. Auth. Rev., Med.
     Ctr. of Delaware Prj., Unrefunded
     Ser. 92
     6.25%                         10/01/04       1,885                1,984,622
   Delaware St. Hsg. Auth. Rev.,
     Multi-Family Mtg. Prj., Ser. 92C
     7.38%                         01/01/15       2,000                2,033,580
   Delaware St. Hsg. Auth. Rev.,
     Multi-Family Mtg. Prj., Ser. 01A
     5.40%                         07/01/24       4,000                4,058,120
   Delaware St. Hsg. Auth. Rev., Sr. Sgl.
     Fam. Mtg. Prj., Ser. 00 AMT
     5.90%                         07/01/20       2,545                2,696,937
   Delaware St. Hsg. Auth. Rev., Sr. Sgl.
     Fam. Mtg. Prj., Ser. 02A AMT
     5.40%                         01/01/34       3,000                3,060,570
   Delaware Trans. Auth. Trans. Sys. Rev.,
     Prerefunded Ser. 94
     6.10%                         07/01/04       1,000                1,058,350
   Delaware Trans. Auth. Trans. Sys. Rev.,
     Ser. 93
     5.10%                         07/01/04       1,500                1,545,585
   Dover Elec. Rev., Ser. 93
     6.00%                         07/01/07         500                  511,130
   New Castle Cnty. G.O., Ser. 02A
     5.25%                         10/01/12       1,745                2,001,375


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
DELAWARE (CONTINUED)
   Sussex Cnty. G.O., Prerefunded Ser. 93
     5.60%                         04/15/05    $    225             $    230,092
     5.70%                         04/15/05         230                  235,216
   Sussex Cnty. G.O., Ref. Ser. 03
     5.00%                         10/15/08       2,270                2,560,333
   Wilmington G.O., Ser. 02
     5.38%                         06/01/17       1,500                1,674,540
   Wilmington Pk. Auth. Gtd. Pk. Rev.,
     Ser. 92A
     6.00%                         09/15/06          25                   25,330
   Wilmington Pk. Auth. Gtd. Pk. Rev.,
     Ser. 02
     5.25%                      09/14-09/15       2,965                3,374,930
                                                                    ------------
                                                                      52,379,978
                                                                    ------------
PUERTO RICO -- 23.2%
   Puerto Rico Cmwlth. G.O., Ref. Ser. 02
     5.50%                         07/01/11       3,000                3,483,960
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00A
     17.99%(b)                     10/01/16         400                  603,688
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00B
     18.49%(b)                     10/01/17         500                  766,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00C
     18.49%(b)                     10/01/18         500                  762,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00D
     18.49%(b)                     10/01/19         650                  973,401
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00E
     18.49%(b)                     10/01/20         250                  367,805
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00F
     17.99%(b)                     10/01/24         250                  340,125
   Puerto Rico Pub. Fin. Corp. Cmwlth.
     Approp. Rev., Ser. 98A
     5.38%                         06/01/14          50                   57,735
   Puerto Rico Pub. Fin. Corp. RITES
     Rev., Ser. 98
     11.32%(b)                     06/01/09       5,000                6,850,700
   Puerto Rico Pub. Fin. Corp. RITES
     Rev., Ser. 99
     12.97%(b)                     06/01/14       4,025                5,808,276
                                                                    ------------
                                                                      20,013,750
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Cost $66,184,901)                                                  72,393,728
                                                                    ------------
CUMULATIVE PREFERRED STOCK -- 7.6%
   Charter Mac Equity Issue Tr.
     6.63%(c)                      06/30/49       1,000                1,078,070
     7.60%(c)                      11/30/50       1,000                1,115,890
   MuniMae TE Bond Subs., LLC
     6.88%(c)                      06/30/49       2,000                2,177,680
     7.75%(c)                      06/30/50       2,000                2,223,640
                                                                    ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $5,954,813)                                                    6,595,280
                                                                    ------------






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
                 DELAWARE TAX-FREE INCOME PORTFOLIO (CONCLUDED)

                                             NUMBER OF
AS OF SEPTEMBER 30, 2003                       SHARES                   VALUE
                                           ------------             ------------

SHORT TERM INVESTMENTS -- 5.0%
   Wilmington Trust Tax-Free Money
     Market Fund
   (Cost $4,315,864)                          4,315,864             $  4,315,864
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $76,455,578(a))                           96.6%               83,304,872

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                   3.4%                2,898,488
                                                 ------             ------------
NET ASSETS (Applicable to 5,326,086
  Institutional shares, 843,298 Investor A
  shares, 832,885 Investor B shares and
  1,419,353 Investor C shares outstanding)       100.0%             $ 86,203,360
                                                 ======             ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($54,511,567 / 5,326,086)                                               $10.23
                                                                          ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($8,634,374 / 843,298)                                                  $10.24
                                                                          ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.24 / 0.960)                                                        $10.67
                                                                          ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($8,527,977 / 832,885)                                                  $10.24
                                                                          ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($14,529,442 / 1,419,353)                                               $10.24
                                                                          ======


(a) Cost for Federal income tax purposes is $76,518,518. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                 $6,900,059
      Gross unrealized depreciation                   (113,705)
                                                    ----------
                                                    $6,786,354
                                                    ==========

(b) Rates shown are the rates as of September 30, 2003.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the fund held 7.7% of its net assets, with a current market value of $6,595,280 in securities restricted as to resale.

(d) Securities, or a portion thereof, pledged as collateral with a value of $1,086,540 on 75 short U.S. Treasury Note futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $8,596,875, with an unrealized loss of $429,971.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
                       KENTUCKY TAX-FREE INCOME PORTFOLIO

                                                  PAR
AS OF SEPTEMBER 30, 2003          MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS -- 87.8%
KENTUCKY -- 65.8%
   Boone Cnty. Sch. Dist. Fin. Corp. Sch.
     Bldg. Rev., Ser. 00B
     5.38%                         08/01/20   $   2,500             $  2,705,375
   Bowling Green Sch. Dist. Fin. Corp.
     Rev., Ser. 00
     5.75%                      01/18-01/20       2,185                2,448,589
   Frankfort Elec. & Wtr. Plant Bd. Rev.,
     Ser. 99
     5.60%                         12/01/19       1,045                1,161,695
   Grayson Cnty. Sch. Dist. Fin. Corp. Sch.
     Bldg. Rev., Prerefunded Ser. 95B
     5.95%                         01/01/05       1,290                1,394,232
   Hardin Cnty. Sch. Dist. Fin. Corp. Sch.
     Bldg. Rev., Ser. 00
     5.50%                         02/01/16       1,675                1,867,859
   Hopkins Cnty. G.O., Detention Fac. Prj.,
     Ser. 00
     5.75%                         02/01/20       1,800                2,022,732
   Jefferson Cnty. Sch. Dist. Fin. Corp.
     Sch. Bldg. Rev., Ser. 99A
     5.25%                         01/01/14       2,000                2,204,380
   Kenton Cnty. Arpt. Brd. Arpt. Rev., Delta
     Airlines Prj., Ser. 92A AMT
     7.50%                         02/01/20       1,400                1,346,632
   Kenton Cnty. Arpt. Rev., Cincinnati
     Northern Kentucky Prj., Ser. 97A
     AMT
     5.95%                         03/01/07       1,730                1,942,029
     6.30%                         03/01/15       1,000                1,130,570
   Kentucky Asset & Liab. Comm. Gen.
     Fd. Rev., Ref. Ser. 03A
     5.00%                         07/15/06       5,000                5,480,950
   Kentucky Econ. Dev. Fin. Auth. Hlth.
     Sys. Rev., Norton Healthcare, Inc.
     Prj., Ser. 00A
     6.63%                         10/01/28       1,750                1,832,372
   Kentucky Econ. Dev. Fin. Auth. Hlth.
     Sys. Rev., Norton Healthcare, Inc.
     Prj., Ser. 00B
     5.03%                         10/01/28       5,000                1,313,750
   Kentucky Hsg. Corp. Hsg. Rev., Ser. 96D
     5.80%                         07/01/13       3,350                3,538,136
   Kentucky Hsg. Corp. Hsg. Rev.,
     Ser. 96E AMT
     6.30%                         01/01/28         800                  831,056
   Kentucky Hsg. Corp. Hsg. Rev.,
     Ser. 01F AMT
     5.45%                         01/01/32       2,990                3,044,538
   Kentucky Hsg. Corp. Hsg. Rev.,
     Ser. 03D AMT
     5.10%                         07/01/33       4,000                4,024,240
   Kentucky St. Property & Bldg. Comm.
     Rev., Prj. 65, Prerefunded Ser. 00
     5.95%                         02/01/10       2,325                2,746,894
   Kentucky St. Property & Bldg. Comm.
     Rev., Prj. 79, Ser. 03
     5.13%                         10/01/19       3,000                3,238,650
   Kentucky St. Tpke. Auth. Econ. Dev.
     Rev., Revitalization Prj., Ref. Ser. 95
     6.50%                         07/01/08       3,000                3,568,320
   Kentucky St. Tpke. Auth. Econ. Dev.
     Rev., Revitalization Prj., Ref. Ser. 01A
     5.50%                      07/11-07/15       5,905                6,829,181
   Lexington Ctr. Corp. Mtg. Rev., Ser. 93A
     5.20%                         10/01/04       1,790                1,807,900


                                                  PAR
                                  MATURITY       (000)                  VALUE
                                  --------      -------             ------------
MUNICIPAL BONDS (CONTINUED)
KENTUCKY (CONTINUED)
   Lexington-Fayette Urban Cnty. Govt.
     G.O., Ser. 00A
     5.75%                         02/01/20   $   1,500             $  1,685,610
   Lexington-Fayette Urban Cnty. Govt.
     Pub. Fac. Corp. Mtg. Rev., Ref.
     Ser. 93
     4.50%(e)                      02/01/06       2,100                2,163,609
   Lexington-Fayette Urban Cnty. Govt.
     Rev., Univ. of Kentucky Alumni
     Assoc., Inc. Prj., Prerefunded Ser. 94
     6.50%                         11/01/04         660                  712,246
   Lexington-Fayette Urban Cnty. Govt.
     Swr. Sys. Rev., Ser. 01A
     5.00%                      07/20-07/21       3,775                3,947,752
   Louisville & Jefferson Cnty. Met. Swr. &
     Drain Sys. Rev., Ser. 97A
     6.25%                         05/15/26       1,015                1,158,115
   Louisville & Jefferson Cnty. Met. Swr. &
     Drain Sys. Rev., Ser. 99A
     5.75%                         05/15/33       3,750                4,157,700
   Louisville & Jefferson Cnty. Regl. Arpt.
     Auth. Arpt. Sys. Rev., Ser. 01A AMT
     5.75%                         07/01/15       1,755                1,962,178
   Louisville & Jefferson Cnty. Regl. Arpt.
     Auth. Spec. Fac. Rev., Ser. 99 AMT
     5.50%                         03/01/19       4,285                3,999,191
   Louisville Wtrwks. Brd. Wtr. Sys. Rev.,
     Louisville Wtr. Co. Prj., Ser. 00
     5.25%                         11/15/16       2,590                2,839,210
   McCracken Cnty. Hosp. Rev., Mercy
     Hlth. Sys. Prj., Ser. 94A
     6.10%                         11/01/04         400                  421,364
   Univ. of Kentucky Rev., Cons. Edl. Bldg.
     Prj., Ser. 94
     4.60%                         05/01/07       2,540                2,632,151
                                                                    ------------
                                                                      82,159,206
                                                                    ------------
PUERTO RICO -- 22.0%
   Puerto Rico Cmwlth. Hwy. & Trans.
     Auth. Rev., Ser. 00C
     6.00%                         07/01/29       5,000                5,477,800
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00A
     17.99%(b)                     10/01/16         400                  603,688
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00B
     18.49%(b)                     10/01/17         500                  766,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00C
     18.49%(b)                     10/01/18         500                  762,030
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00D
     18.49%(b)                     10/01/19         650                  973,400
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00E
     18.49%(b)                     10/01/20         250                  367,805
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     S.O. RITES, Ser. 00F
     17.99%(b)                     10/01/24         250                  340,125
   Puerto Rico Cmwlth. Infra. Fin. Auth.
     Spec. RITES PA-569, Rev., Ser. 99
     12.61%(b)                     07/01/07       1,335                1,720,748
   Puerto Rico Cmwlth. Pub. Imp. G.O.,
     Prerefunded Ser. 00
     5.75%                         07/01/10       6,000                7,100,880


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                 KENTUCKY TAX-FREE INCOME PORTFOLIO (CONCLUDED)

                                             PAR/SHARES
AS OF SEPTEMBER 30, 2003          MATURITY      (000)                 VALUE
                                 ---------   ----------            ------------



MUNICIPAL BONDS (CONTINUED)
PUERTO RICO (CONTINUED)
   Puerto Rico Mun. Fin. Agcy. Rev.,
     Ser. 02A
     5.00%                         08/01/27   $   4,000            $  4,103,920
   Puerto Rico Pub. Fin. Corp. Cmwlth.
     Approp. Rev., Ser. 02E
     5.50%                         08/01/29       5,000               5,266,450
                                                                   ------------
                                                                     27,482,876
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $101,331,171)                                               109,642,082
                                                                   ------------
CUMULATIVE PREFERRED STOCK -- 9.7%
   Charter Mac Equity Issue Tr.
     6.63%(c)                      06/30/49       1,000               1,078,070
     7.60%(c)                      11/30/50       4,000               4,463,560
   MuniMae TE Bond Subs., LLC
     6.88%(c)                      06/30/49       4,000               4,355,360
     7.75%(c)                      06/30/50       2,000               2,223,640
                                                                   ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $10,968,030)                                                 12,120,630
                                                                   ------------

SHORT TERM INVESTMENTS -- 7.6%
   Mecklenburg Cnty. COP, Ser. 00 DN
     1.10%(d)                      10/07/03       5,000               5,000,000
   Puerto Rico Cmwlth. Hwy. & Trans.
     Auth. Rev., Ser. 98A DN
     1.05%(d)                      10/07/03       2,500               2,500,000
   Wilmington Trust Tax-Free Money
     Market Fund                                  2,007               2,007,277
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $9,507,277)                                                   9,507,277
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $121,806,478(a))                         105.1%             131,269,989

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including $7,179,040
  of investments purchased payable)               (5.1%)             (6,387,605)
                                                 ------            ------------
NET ASSETS (Applicable to 11,780,098
  Institutional shares, 10,546 Service
  shares, 481,242 Investor A shares,
  388,489 Investor B shares and 120,427
  Investor C shares outstanding)                 100.0%            $124,882,384
                                                 ======            ============


                                                                       VALUE
                                                                   ------------
NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL AND
  INVESTOR A SHARE
  ($119,804,692 / 12,261,340)                                            $ 9.77
                                                                         ======
OFFERING PRICE PER INSTITUTIONAL
  SHARE                                                                  $ 9.77
                                                                         ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.77 / 0.960)                                                        $10.18
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SERVICE
  SHARE
  ($103,125 / 10,546)                                                    $ 9.78
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE (SUBJECT TO A
  MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE OF 4.5%) PER INVESTOR B
  SHARE
  ($3,795,172 / 388,489)                                                 $ 9.77
                                                                         ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE (SUBJECT TO A
  MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE OF 1.0%) PER INVESTOR C
  SHARE
  ($1,179,395 / 120,427)                                                 $ 9.79
                                                                         ======

------------------
(a) Cost for Federal income tax purposes is $121,834,195. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                 $9,968,587
      Gross unrealized depreciation                   (532,793)
                                                    ----------
                                                    $9,435,794
                                                    ==========

(b) Rates shown are the rates as of September 30, 2003.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2003, the fund held 9.7% of its net assets, with a current market value of $12,120,630 in securities restricted as to resale.

(d) Rates shown are the rates as of September 30, 2003 and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.

(e) Securities, or a portion thereof, pledged as collateral with a value of $309,186 on 112 short U.S. Treasury Note futures contracts expiring December 2003. The value of such contracts on September 30, 2003 was $12,838,000, with an unrealized loss of $642,239.

-----------------------------------------------------------
                   INVESTMENT ABBREVIATIONS

   AMT      Alternative Minimum Tax
   COP      Certificates of Participation
   DN       Demand Notes
   G.O.     General Obligations
   RITES    Residual Interest Tax-Exempt Security - Note A
   S.O.     Special Obligations
-----------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                          PENNSYLVANIA    NEW JERSEY         OHIO        DELAWARE       KENTUCKY
                                           TAX-FREE         TAX-FREE       TAX-FREE        TAX-FREE      TAX-FREE       TAX-FREE
                                            INCOME           INCOME         INCOME          INCOME        INCOME         INCOME
FOR THE YEAR ENDED SEPTEMBER 30, 2003      PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                          -----------     ------------    -----------     -----------   -----------     -----------
Investment income:
   Interest ...........................   $20,113,885     $ 48,272,446    $ 9,276,989     $ 7,037,908   $ 4,615,141     $ 7,403,567
                                          -----------     ------------    -----------     -----------   -----------     -----------
Expenses:
   Investment advisory fee ............     1,861,593        4,464,628        804,154         654,162       444,118         722,388
   Administration fee .................       856,432        1,982,368        369,930         300,886       185,734         302,122
   Custodian fee ......................        61,972          119,934         26,101          22,727        15,265          23,073
   Transfer agent fee .................       127,339          322,777         65,512          63,056        38,739          46,439
   Shareholder servicing fees .........        56,763          173,139         72,643          79,363        47,781          20,537
   Shareholder processing fees ........        38,552          107,342         53,600          47,863        28,669          12,382
   Distribution fees ..................        72,602          217,878         93,878         112,652        95,544          30,645
   Legal and audit ....................        44,793           98,701         17,138          13,550        12,897          17,067
   Printing ...........................        57,661          135,945         20,196          20,409         4,824          19,878
   Registration fees and
     expenses .........................        54,664           27,109         19,609          16,684        16,689          17,524
   Trustees' fees .....................         6,733           15,587          2,839           2,344         1,411           2,259
   Other ..............................        34,054           63,598         18,898          16,621        11,955          15,640
                                          -----------     ------------    -----------     -----------   -----------     -----------
     Total expenses ...................     3,273,158        7,729,006      1,564,498       1,350,317       903,626       1,229,954
                                          -----------     ------------    -----------     -----------   -----------     -----------
   Less fees waived ...................      (858,459)      (1,809,308)      (366,040)       (303,294)     (152,995)       (241,241)
                                          -----------     ------------    -----------     -----------   -----------     -----------
     Net expenses .....................     2,414,699        5,919,698      1,198,458       1,047,023       750,631         988,713
                                          -----------     ------------    -----------     -----------   -----------     -----------
   Net investment income ..............    17,699,186       42,352,748      8,078,531       5,990,885     3,864,510       6,414,854
                                          -----------     ------------    -----------     -----------   -----------     -----------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from:
     Investment transactions ..........    (6,553,139)       2,497,513       (762,924)       (669,779)     (444,559)        272,232
     Futures contracts ................       225,898          403,542         95,998         125,312        81,640           6,847
     Swap contracts ...................       209,636          488,783         86,505          71,625        43,184          70,267
                                          -----------     ------------    -----------     -----------   -----------     -----------
                                           (6,117,605)       3,389,838       (580,421)       (472,842)     (319,735)        349,346
                                          -----------     ------------    -----------     -----------   -----------     -----------
Changes in unrealized
  appreciation (depreciation) from:
     Investments ......................     2,120,717      (16,528,464)    (2,703,437)     (1,552,992)   (1,687,294)     (2,890,708)
     Futures contracts ................    (1,368,625)      (3,050,133)      (596,663)       (555,338)     (342,823)       (390,297)
     Swap contracts ...................        51,151          122,238         22,556          18,772        10,090          17,729
                                          -----------     ------------    -----------     -----------   -----------     -----------
                                              803,243      (19,456,359)    (3,277,544)     (2,089,558)   (2,020,027)     (3,263,276)
                                          -----------     ------------    -----------     -----------   -----------     -----------
Net loss on investments ...............    (5,314,362)     (16,066,521)    (3,857,965)     (2,562,400)   (2,339,762)     (2,913,930)
                                          -----------     ------------    -----------     -----------   -----------     -----------
Net increase in net assets
   resulting from operations ..........   $12,384,824     $ 26,286,227    $ 4,220,566     $ 3,428,485   $ 1,524,748     $ 3,500,924
                                          ===========     ============    ===========     ===========   ===========     ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           TAX-FREE                    PENNSYLVANIA TAX-FREE
                                                                       INCOME PORTFOLIO                   INCOME PORTFOLIO
                                                                ------------------------------     --------------------------------
                                                                   FOR THE           FOR THE           FOR THE            FOR THE
                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                                   9/30/03           9/30/02           9/30/03            9/30/02
                                                                ------------      ------------     ------------        ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................    $ 17,699,186      $ 18,318,914     $ 42,352,748        $ 45,713,199
    Net realized gain (loss) on investments,
      futures contracts and swap contracts .................      (6,117,605)       (3,139,857)       3,389,838         (13,598,012)
    Net unrealized gain (loss) on investments,
      futures contracts and swap contracts .................         803,243         3,375,173      (19,456,359)         27,953,541
                                                                ------------      ------------     ------------        ------------
    Net increase in net assets resulting
      from operations ......................................      12,384,824        18,554,230       26,286,227          60,068,728
                                                                ------------      ------------     ------------        ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ....................................     (16,494,033)      (17,246,951)     (37,568,815)        (42,225,052)
    Service Class ..........................................        (336,214)         (171,370)        (246,299)           (321,393)
    Investor A Class .......................................        (367,077)         (354,266)      (1,519,728)         (1,670,777)
    Investor B Class .......................................        (242,460)         (207,540)        (917,628)           (970,717)
    Investor C Class .......................................         (98,286)         (109,508)         (56,725)            (57,779)
                                                                ------------      ------------     ------------        ------------
    Total distributions from net investment income .........     (17,538,070)      (18,089,635)     (40,309,195)        (45,245,718)
                                                                ------------      ------------     ------------        ------------
Capital share transactions .................................     (19,639,609)       10,278,184     (128,397,728)        (27,821,243)
                                                                ------------      ------------     ------------        ------------
    Total increase (decrease) in net assets ................     (24,792,855)       10,742,779     (142,420,696)        (12,998,233)
                                                                ------------      ------------     ------------        ------------
Net assets:
    Beginning of period ....................................     380,741,912       369,999,133      963,380,270         976,378,503
                                                                ------------      ------------     ------------        ------------
    End of period ..........................................    $355,949,057      $380,741,912     $820,959,574        $963,380,270
                                                                ============      ============     ============        ============



                                                                  NEW JERSEY TAX-FREE                  OHIO TAX-FREE
                                                                    INCOME PORTFOLIO                  INCOME PORTFOLIO
                                                              -----------------------------     ----------------------------
                                                                  FOR THE         FOR THE          FOR THE         FOR THE
                                                                YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                  9/30/03         9/30/02          9/30/03         9/30/02
                                                              ------------     ------------     ------------    ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................    $ 8,078,531      $ 7,881,747      $ 5,990,885     $ 5,288,204
    Net realized gain (loss) on investments,
      futures contracts and swap contracts ................       (580,421)      (2,540,288)        (472,842)     (1,534,991)
    Net unrealized gain (loss) on investments,
      futures contracts and swap contracts ................     (3,277,544)       6,410,935       (2,089,558)      5,350,863
                                                              ------------     ------------     ------------    ------------
    Net increase in net assets resulting
      from operations .....................................      4,220,566       11,752,394        3,428,485       9,104,076
                                                              ------------     ------------     ------------    ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ...................................     (6,603,686)      (6,763,154)      (4,699,575)     (5,095,449)
    Service Class .........................................       (830,791)        (855,028)         (17,245)         (6,166)
    Investor A Class ......................................       (316,091)        (193,284)        (711,114)       (460,997)
    Investor B Class ......................................       (441,412)        (280,470)        (347,856)       (246,116)
    Investor C Class ......................................        (62,760)         (19,231)        (170,413)        (97,815)
                                                              ------------     ------------     ------------    ------------
    Total distributions from net investment income ........     (8,254,740)      (8,111,167)      (5,946,203)     (5,906,543)
                                                              ------------     ------------     ------------    ------------
Capital share transactions ................................      3,520,473        3,165,654         (616,897)     20,406,772
                                                              ------------     ------------     ------------    ------------
    Total increase (decrease) in net assets ...............       (513,701)       6,806,881       (3,134,615)     23,604,305
                                                              ------------     ------------     ------------    ------------
Net assets:
    Beginning of period ...................................    162,043,247      155,236,366      125,137,984     101,533,679
                                                              ------------     ------------     ------------    ------------
    End of period .........................................   $161,529,546     $162,043,247     $122,003,369    $125,137,984
                                                              ============     ============     ============    ============


                                                                 DELAWARE TAX-FREE                KENTUCKY TAX-FREE
                                                                  INCOME PORTFOLIO                 INCOME PORTFOLIO
                                                             ---------------------------     ----------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               9/30/03         9/30/02         9/30/03         9/30/02
                                                             -----------     -----------     ------------    ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ................................   $ 3,864,510     $ 4,333,576      $ 6,414,854     $ 7,117,825
    Net realized gain (loss) on investments,
      futures contracts and swap contracts ...............      (319,735)       (953,406)         349,346      (2,501,468)
    Net unrealized gain (loss) on investments,
      futures contracts and swap contracts ...............    (2,020,027)      3,342,775       (3,263,276)      3,422,418
                                                             -----------     -----------     ------------    ------------
    Net increase in net assets resulting
      from operations ....................................     1,524,748       6,722,945        3,500,924       8,038,775
                                                             -----------     -----------     ------------    ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ..................................    (3,381,109)     (3,796,962)      (6,322,551)     (7,206,558)
    Service Class ........................................            --          (1,066)          (4,891)         (4,400)
    Investor A Class .....................................      (320,564)       (200,438)        (190,432)       (160,100)
    Investor B Class .....................................      (230,922)       (103,334)        (114,879)        (67,884)
    Investor C Class .....................................      (304,971)        (59,950)         (42,847)        (21,639)
                                                             -----------     -----------     ------------    ------------
    Total distributions from net investment income .......    (4,237,566)     (4,161,750)      (6,675,600)     (7,460,581)
                                                             -----------     -----------     ------------    ------------
Capital share transactions ...............................     6,015,424      (6,642,805)     (14,932,118)     (8,727,826)
                                                             -----------     -----------     ------------    ------------
    Total increase (decrease) in net assets ..............     3,302,606      (4,081,610)     (18,106,794)     (8,149,632)
                                                             -----------     -----------     ------------    ------------
Net assets:
    Beginning of period ..................................    82,900,754      86,982,364      142,989,178     151,138,810
                                                             -----------     -----------     ------------    ------------
    End of period ........................................   $86,203,360     $82,900,754     $124,882,384    $142,989,178
                                                             ===========     ===========     ============    ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



28 & 29

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                    NET GAIN                                 NET
                                      ASSET                  (LOSS) ON   DISTRIBUTIONS DISTRIBUTIONS  ASSET
                                      VALUE      NET        INVESTMENTS    FROM NET      FROM NET     VALUE
                                    BEGINNING INVESTMENT  (BOTH REALIZED  INVESTMENT     REALIZED    END OF        TOTAL
                                    OF PERIOD   INCOME    AND UNREALIZED)   INCOME         GAINS     PERIOD       RETURN
---------------------------------------------------------------------------------------------------------------------------
-------------------------
TAX-FREE INCOME PORTFOLIO
-------------------------
INSTITUTIONAL CLASS
9/30/03                              $11.38     $0.54        $(0.17)        $(0.53)      $   --       $11.22       3.40%
9/30/02                               11.38      0.57         (0.01)         (0.56)          --        11.38       5.08
9/30/01                               10.92      0.57          0.48          (0.59)          --        11.38       9.81
9/30/00                               10.96      0.57         (0.07)         (0.54)          --        10.92       4.80
9/30/99                               11.73      0.52         (0.71)         (0.52)       (0.06)       10.96      (1.68)

SERVICE CLASS
9/30/03                              $11.38     $0.49        $(0.16)        $(0.50)      $   --       $11.21       2.99%
9/30/02                               11.38      0.54         (0.01)         (0.53)          --        11.38       4.77
9/30/01                               10.92      0.54          0.47          (0.55)          --        11.38       9.49
9/30/00                               10.96      0.54         (0.07)         (0.51)          --        10.92       4.49
9/30/99                               11.73      0.49         (0.71)         (0.49)       (0.06)       10.96      (1.97)

INVESTOR A CLASS
9/30/03                              $11.38     $0.48        $(0.16)        $(0.48)      $   --       $11.22       2.91% 3
9/30/02                               11.38      0.52         (0.01)         (0.51)          --        11.38       4.59 3
9/30/01                               10.92      0.52          0.48          (0.54)          --        11.38       9.30 3
9/30/00                               10.96      0.51         (0.06)         (0.49)          --        10.92       4.31 3
9/30/99                               11.73      0.47         (0.71)         (0.47)       (0.06)       10.96      (2.14) 3

INVESTOR B CLASS
9/30/03                              $11.38     $0.40        $(0.16)        $(0.40)      $   --       $11.22       2.14% 4
9/30/02                               11.38      0.43         (0.01)         (0.42)          --        11.38       3.81 4
9/30/01                               10.92      0.42          0.49          (0.45)          --        11.38       8.49 4
9/30/00                               10.96      0.44         (0.07)         (0.41)          --        10.92       3.54 4
9/30/99                               11.73      0.38         (0.71)         (0.38)       (0.06)       10.96      (2.87) 4

INVESTOR C CLASS
9/30/03                              $11.38     $0.41        $(0.18)        $(0.40)      $   --       $11.21       2.05% 4
9/30/02                               11.38      0.43         (0.01)         (0.42)          --        11.38       3.81 4
9/30/01                               10.93      0.41          0.49          (0.45)          --        11.38       8.39 4
9/30/00                               10.96      0.46         (0.08)         (0.41)          --        10.93       3.63 4
9/30/99                               11.73      0.38         (0.71)         (0.38)       (0.06)       10.96      (2.87) 4

--------------------------------------
PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
--------------------------------------
INSTITUTIONAL CLASS
9/30/03                              $11.06     $0.53        $(0.19)        $(0.50)      $   --       $10.90       3.16%
9/30/02                               10.89      0.53          0.16          (0.52)          --        11.06       6.53
9/30/01                               10.56      0.55          0.34          (0.56)          --        10.89       8.65
9/30/00                               10.52      0.54          0.02          (0.52)          --        10.56       5.50
9/30/99                               11.15      0.51         (0.59)         (0.52)       (0.03)       10.52      (0.82)

SERVICE CLASS
9/30/03                              $11.05     $0.49        $(0.18)        $(0.47)      $   --       $10.89       2.86%
9/30/02                               10.88      0.50          0.16          (0.49)          --        11.05       6.22
9/30/01                               10.55      0.52          0.34          (0.53)          --        10.88       8.33
9/30/00                               10.52      0.51          0.01          (0.49)          --        10.55       5.09
9/30/99                               11.15      0.47         (0.59)         (0.48)       (0.03)       10.52      (1.11)

INVESTOR A CLASS
9/30/03                              $11.06     $0.48        $(0.20)        $(0.45)      $   --       $10.89       2.59% 3
9/30/02                               10.89      0.48          0.16          (0.47)          --        11.06       6.04 3
9/30/01                               10.56      0.49          0.35          (0.51)          --        10.89       8.14 3
9/30/00                               10.52      0.49          0.02          (0.47)          --        10.56       5.03 3
9/30/99                               11.15      0.46         (0.59)         (0.47)       (0.03)       10.52      (1.25) 3

INVESTOR B CLASS
9/30/03                              $10.98     $0.40        $(0.19)        $(0.37)      $   --       $10.82       1.93% 4
9/30/02                               10.81      0.40          0.16          (0.39)          --        10.98       5.28 4
9/30/01                               10.48      0.42          0.34          (0.43)          --        10.81       7.40 4
9/30/00                               10.44      0.42          0.02          (0.40)          --        10.48       4.33 4
9/30/99                               11.15      0.38         (0.62)         (0.44)       (0.03)       10.44      (2.21) 4



                                                                                                        RATIO OF NET
                                      NET                        RATIO OF                             INVESTMENT INCOME
                                    ASSETS    RATIO OF NET   TOTAL EXPENSES TO      RATIO OF NET         TO AVERAGE
                                    END OF     EXPENSES TO  AVERAGE NET ASSETS    INVESTMENT INCOME      NET ASSETS        PORTFOLIO
                                    PERIOD     AVERAGE NET      (EXCLUDING         TO AVERAGE NET        (EXCLUDING        TURNOVER
                                     (000)       ASSETS          WAIVERS)              ASSETS             WAIVERS)           RATE
------------------------------------------------------------------------------------------------------------------------------------
-------------------------
TAX-FREE INCOME PORTFOLIO
-------------------------
INSTITUTIONAL CLASS
9/30/03                            $334,685       0.60%            0.83%                4.80%               4.57%              76%
9/30/02                             360,392       0.60             0.81                 5.02                4.81               47
9/30/01                             351,551       0.60             0.81                 5.06                4.85               38
9/30/00                             318,300       0.60             0.82                 5.32                5.10               43
9/30/99                             302,319       0.60             0.82                 4.57                4.35              104

SERVICE CLASS
9/30/03                            $  2,971       0.90%            1.13%                4.46%               4.23%              76%
9/30/02                               3,103       0.90             1.11                 4.74                4.53               47
9/30/01                               3,651       0.90             1.11                 4.77                4.55               38
9/30/00                               5,347       0.90             1.12                 5.02                4.80               43
9/30/99                               5,754       0.90             1.12                 4.27                4.05              104

INVESTOR A CLASS
9/30/03                            $  8,573       1.07%            1.30%                4.31%               4.08%              76%
9/30/02                               8,179       1.07             1.29                 4.55                4.34               47
9/30/01                               7,309       1.07             1.28                 4.61                4.39               38
9/30/00                               8,751       1.07             1.29                 4.85                4.63               43
9/30/99                               6,591       1.07             1.29                 4.10                3.88              104

INVESTOR B CLASS
9/30/03                            $  7,161       1.82%            2.05%                3.57%               3.34%              76%
9/30/02                               6,211       1.82             2.03                 3.80                3.59               47
9/30/01                               4,884       1.81             2.02                 3.82                3.60               38
9/30/00                               2,723       1.82             2.04                 4.09                3.87               43
9/30/99                               3,434       1.82             2.04                 3.35                3.13              104

INVESTOR C CLASS
9/30/03                            $  2,559       1.82%            2.05%                3.59%               3.36%              76%
9/30/02                               2,857       1.82             2.03                 3.82                3.61               47
9/30/01                               2,604       1.81             2.02                 3.80                3.59               38
9/30/00                               1,129       1.82             2.04                 4.13                3.91               43
9/30/99                               2,868       1.82             2.04                 3.35                3.13              104

--------------------------------------
PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
--------------------------------------
INSTITUTIONAL CLASS
9/30/03                            $752,199       0.60%            0.80%                4.80%               4.60%               3%
9/30/02                             890,070       0.60             0.79                 4.84                4.65               22
9/30/01                             903,225       0.60             0.79                 5.10                4.91               13
9/30/00                             884,678       0.60             0.79                 5.19                5.00               31
9/30/99                             994,381       0.60             0.79                 4.67                4.48               28

SERVICE CLASS
9/30/03                            $  6,118       0.90%            1.11%                4.51%               4.30%               3%
9/30/02                               6,005       0.90             1.09                 4.56                4.37               22
9/30/01                               6,911       0.90             1.09                 4.81                4.62               13
9/30/00                              12,646       0.90             1.09                 4.90                4.71               31
9/30/99                              14,132       0.90             1.09                 4.37                4.18               28

INVESTOR A CLASS
9/30/03                            $ 35,874       1.08%            1.28%                4.34%               4.13%               3%
9/30/02                              37,344       1.08             1.27                 4.38                4.19               22
9/30/01                              39,306       1.07             1.26                 4.62                4.43               13
9/30/00                              30,770       1.07             1.26                 4.74                4.55               31
9/30/99                              36,634       1.04             1.23                 4.23                4.04               28

INVESTOR B CLASS
9/30/03                            $ 24,795       1.82%            2.03%                3.63%               3.42%               3%
9/30/02                              28,346       1.82             2.02                 3.65                3.46               22
9/30/01                              26,062       1.82             2.01                 3.90                3.72               13
9/30/00                              21,584       1.82             2.01                 4.01                3.82               31
9/30/99                              23,602       1.82             2.00                 3.45                3.26               28



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30 & 31

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                    NET GAIN                                 NET                   NET
                                      ASSET                  (LOSS) ON   DISTRIBUTIONS DISTRIBUTIONS  ASSET                ASSETS
                                      VALUE      NET        INVESTMENTS    FROM NET      FROM NET     VALUE                END OF
                                    BEGINNING INVESTMENT  (BOTH REALIZED  INVESTMENT     REALIZED    END OF      TOTAL     PERIOD
                                    OF PERIOD   INCOME    AND UNREALIZED)   INCOME         GAINS     PERIOD     RETURN      (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                              $11.01     $0.39        $(0.18)        $(0.37)      $   --      $10.85      1.92% 4  $  1,974
9/30/02                               10.84      0.40          0.16          (0.39)          --       11.01      5.27 4      1,615
9/30/01                               10.51      0.41          0.35          (0.43)          --       10.84      7.38 4        875
9/30/00                               10.48      0.42          0.01          (0.40)          --       10.51      4.32 4        388
9/30/99                               11.15      0.39         (0.59)         (0.44)       (0.03)      10.48     (1.93) 4       907

------------------------------------
NEW JERSEY TAX-FREE INCOME PORTFOLIO
------------------------------------
INSTITUTIONAL CLASS
9/30/03                              $12.10     $0.62        $(0.29)        $(0.63)      $   --      $11.80      2.80%    $124,713
9/30/02                               11.83      0.60          0.29          (0.62)          --       12.10      7.82      128,553
9/30/01                               11.31      0.60          0.52          (0.60)          --       11.83     10.07      129,635
9/30/00                               11.30      0.58         (0.02)         (0.55)          --       11.31      5.15      130,463
9/30/99                               12.07      0.54         (0.70)         (0.55)       (0.06)      11.30     (1.35)     134,046

SERVICE CLASS
9/30/03                              $12.10     $0.58        $(0.29)        $(0.59)      $   --      $11.80      2.50%    $ 16,534
9/30/02                               11.83      0.57          0.29          (0.59)          --       12.10      7.49       17,506
9/30/01                               11.31      0.57          0.51          (0.56)          --       11.83      9.75       16,530
9/30/00                               11.30      0.56         (0.03)         (0.52)          --       11.31      4.84       18,673
9/30/99                               12.07      0.51         (0.70)         (0.52)       (0.06)      11.30     (1.65)      24,626

INVESTOR A CLASS
9/30/03                              $12.10     $0.56        $(0.29)        $(0.57)      $   --      $11.80      2.32% 3  $  5,995
9/30/02                               11.83      0.54          0.30          (0.57)          --       12.10      7.31 3      5,812
9/30/01                               11.31      0.53          0.53          (0.54)          --       11.83      9.56 3      3,207
9/30/00                               11.30      0.53         (0.02)         (0.50)          --       11.31      4.67 3      1,723
9/30/99                               12.07      0.48         (0.69)         (0.50)       (0.06)      11.30     (1.82) 3     1,328

INVESTOR B CLASS
9/30/03                              $12.10     $0.47        $(0.29)        $(0.48)      $   --      $11.80      1.55% 4  $ 12,411
9/30/02                               11.83      0.45          0.30          (0.48)          --       12.10      6.52 4      9,066
9/30/01                               11.31      0.43          0.54          (0.45)          --       11.83      8.75 4      5,707
9/30/00                               11.30      0.45         (0.02)         (0.42)          --       11.31      3.89 4      1,614
9/30/99                               12.07      0.40         (0.70)         (0.41)       (0.06)      11.30     (2.55) 4     1,440

INVESTOR C CLASS
9/30/03                              $12.13     $0.46        $(0.29)        $(0.48)      $   --      $11.82      1.47% 4  $  1,877
9/30/02                               11.85      0.44          0.32          (0.48)          --       12.13      6.59 4      1,106
2/06/01 6 through 9/30/01             11.70      0.29          0.15          (0.29)          --       11.85      3.80 4        157
10/1/99 through 3/3/00                11.30      0.18         (0.26)         (0.18)          --       11.04     (0.73) 4        -- 5
12/9/98 1 through 9/30/99             11.98      0.32         (0.67)         (0.33)          --       11.30     (3.02) 4        19

------------------------------
OHIO TAX-FREE INCOME PORTFOLIO
------------------------------
INSTITUTIONAL CLASS
9/30/03                              $11.09     $0.52        $(0.22)        $(0.52)      $   --      $10.87      2.79%    $ 97,589
9/30/02                               10.80      0.52          0.35          (0.58)          --       11.09      8.40       96,974
9/30/01                               10.22      0.57          0.57          (0.56)          --       10.80     11.41       92,047
9/30/00                               10.19      0.54            --          (0.51)          --       10.22      5.52       89,239
9/30/99                               10.88      0.47         (0.65)         (0.47)       (0.04)      10.19     (1.38)      92,455

SERVICE CLASS
9/30/03                              $11.09     $0.52        $(0.26)        $(0.48)      $   --      $10.87      2.48%    $    727
9/30/02                               10.80      0.47          0.37          (0.55)          --       11.09      8.08          205
9/30/01                               10.22      0.54          0.57          (0.53)          --       10.80     11.08           40
9/30/00                               10.19      0.51            --          (0.48)          --       10.22      5.20           38
9/30/99                               10.88      0.47         (0.65)         (0.47)       (0.04)      10.19     (1.68)         254

INVESTOR A CLASS
9/30/03                              $11.09     $0.46        $(0.21)        $(0.47)      $   --      $10.87      2.31% 3  $  7,494
9/30/02                               10.80      0.46          0.36          (0.53)          --       11.09      7.90 3     15,587
9/30/01                               10.22      0.52          0.57          (0.51)          --       10.80     10.89 3      3,674
9/30/00                               10.19      0.49            --          (0.46)          --       10.22      5.03 3      3,243
9/30/99                               10.88      0.45         (0.65)         (0.45)       (0.04)      10.19     (1.85) 3     3,036


                                                                                               RATIO OF NET
                                                        RATIO OF                             INVESTMENT INCOME
                                     RATIO OF NET   TOTAL EXPENSES TO      RATIO OF NET         TO AVERAGE
                                      EXPENSES TO  AVERAGE NET ASSETS    INVESTMENT INCOME      NET ASSETS        PORTFOLIO
                                      AVERAGE NET      (EXCLUDING         TO AVERAGE NET        (EXCLUDING        TURNOVER
                                        ASSETS          WAIVERS)              ASSETS             WAIVERS)           RATE
----------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
9/30/03                                  1.82%            2.03%                3.61%               3.40%               3%
9/30/02                                  1.81             2.00                 3.62                3.43               22
9/30/01                                  1.81             2.00                 3.84                3.66               13
9/30/00                                  1.82             2.01                 4.01                3.82               31
9/30/99                                  1.82             1.97                 3.45                3.26               28

------------------------------------
NEW JERSEY TAX-FREE INCOME PORTFOLIO
------------------------------------
INSTITUTIONAL CLASS
9/30/03                                  0.60%            0.83%                5.17%               4.94%              22%
9/30/02                                  0.60             0.82                 5.14                4.92               14
9/30/01                                  0.60             0.82                 5.12                4.90               28
9/30/00                                  0.60             0.82                 5.24                5.02               77
9/30/99                                  0.60             0.81                 4.59                4.37               43

SERVICE CLASS
9/30/03                                  0.90%            1.13%                4.87%               4.64%              22%
9/30/02                                  0.90             1.12                 4.84                4.62               14
9/30/01                                  0.90             1.12                 4.82                4.60               28
9/30/00                                  0.90             1.12                 4.92                4.70               77
9/30/99                                  0.90             1.11                 4.28                4.07               43

INVESTOR A CLASS
9/30/03                                  1.08%            1.30%                4.70%               4.48%              22%
9/30/02                                  1.07             1.29                 4.61                4.39               14
9/30/01                                  1.07             1.29                 4.64                4.42               28
9/30/00                                  1.07             1.29                 4.81                4.59               77
9/30/99                                  1.07             1.28                 4.11                3.90               43

INVESTOR B CLASS
9/30/03                                  1.82%            2.04%                3.93%               3.71%              22%
9/30/02                                  1.81             2.03                 3.87                3.66               14
9/30/01                                  1.79             2.01                 3.85                3.64               28
9/30/00                                  1.82             2.04                 4.02                3.80               77
9/30/99                                  1.82             2.03                 3.36                3.15               43

INVESTOR C CLASS
9/30/03                                  1.82%            2.04%                3.91%               3.69%              22%
9/30/02                                  1.80             2.01                 3.70                3.49               14
2/06/01 6 through 9/30/01                1.78 2           2.00 2               3.82 2              3.62 2             28
10/1/99 through 3/3/00                   1.82 2           2.04 2               3.90 2              3.68 2             77
12/9/98 1 through 9/30/99                1.82 2           2.03 2               3.36 2              3.15 2             43

------------------------------
OHIO TAX-FREE INCOME PORTFOLIO
------------------------------
INSTITUTIONAL CLASS
9/30/03                                  0.60%            0.83%                4.78%               4.55%              18%
9/30/02                                  0.60             0.81                 4.89                4.67               28
9/30/01                                  0.60             0.84                 5.42                5.18               19
9/30/00                                  0.60             0.85                 5.41                5.16               23
9/30/99                                  0.60             0.81                 4.75                4.54               23

SERVICE CLASS
9/30/03                                  0.90%            1.12%                4.58%               4.36%              18%
9/30/02                                  0.90             1.12                 4.54                4.32               28
9/30/01                                  0.89             1.13                 5.13                4.89               19
9/30/00                                  0.90             1.15                 5.09                4.84               23
9/30/99                                  0.90             1.11                 4.45                4.24               23

INVESTOR A CLASS
9/30/03                                  1.08%            1.31%                4.32%               4.09%              18%
9/30/02                                  1.06             1.28                 4.32                4.11               28
9/30/01                                  1.07             1.31                 4.97                4.73               19
9/30/00                                  1.07             1.32                 4.94                4.69               23
9/30/99                                  1.07             1.28                 4.28                4.07               23



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 & 33

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                    NET GAIN                                 NET
                                      ASSET                  (LOSS) ON   DISTRIBUTIONS DISTRIBUTIONS  ASSET
                                      VALUE      NET        INVESTMENTS    FROM NET      FROM NET     VALUE
                                    BEGINNING INVESTMENT  (BOTH REALIZED  INVESTMENT     REALIZED    END OF      TOTAL
                                    OF PERIOD   INCOME    AND UNREALIZED)   INCOME         GAINS     PERIOD     RETURN
---------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                              $11.09     $0.39        $(0.23)        $(0.38)      $   --       $10.87      1.54% 4
9/30/02                               10.80      0.38          0.36          (0.45)          --        11.09      7.10 4
9/30/01                               10.22      0.42          0.59          (0.43)          --        10.80     10.08 4
9/30/00                               10.19      0.42            --          (0.39)          --        10.22      4.25 4
9/30/99                               10.88      0.37         (0.65)         (0.37)       (0.04)       10.19     (2.58) 4

INVESTOR C CLASS
9/30/03                              $11.09     $0.40        $(0.24)        $(0.38)      $   --       $10.87      1.54% 4
9/30/02                               10.80      0.38          0.36          (0.45)          --        11.09      7.09 4
9/30/01                               10.22      0.41          0.60          (0.43)          --        10.80     10.08 4
9/30/00                               10.19      0.42            --          (0.39)          --        10.22      4.25 4
9/30/99                               10.88      0.37         (0.65)         (0.37)       (0.04)       10.19     (2.58) 4

----------------------------------
DELAWARE TAX-FREE INCOME PORTFOLIO
----------------------------------
INSTITUTIONAL CLASS
9/30/03                              $10.54     $0.52        $(0.27)        $(0.56)      $   --       $10.23      2.53%
9/30/02                               10.20      0.55          0.31          (0.52)          --        10.54      8.75
9/30/01                                9.68      0.50          0.46          (0.44)          --        10.20     10.16
9/30/00                                9.62      0.47          0.04          (0.45)          --         9.68      5.50
9/30/99                               10.33      0.44         (0.54)         (0.47)       (0.14)        9.62     (1.10)

SERVICE CLASS
10/01/01 through 5/2/02              $10.20     $0.29        $(0.09)        $(0.28)      $   --       $10.12      1.95%
9/30/01                                9.68      0.48          0.45          (0.41)          --        10.20      9.83
9/30/00                                9.62      0.44          0.04          (0.42)          --         9.68      5.19
9/30/99                               10.33      0.44         (0.57)         (0.44)       (0.14)        9.62     (1.40)

INVESTOR A CLASS
9/30/03                              $10.54     $0.45        $(0.24)        $(0.51)      $   --       $10.24      2.15%  3
9/30/02                               10.20      0.48          0.33          (0.47)          --        10.54      8.25 3
9/30/01                                9.68      0.45          0.47          (0.40)          --        10.20      9.65 3
9/30/00                                9.62      0.43          0.04          (0.41)          --         9.68      5.01 3
9/30/99                               10.33      0.39         (0.54)         (0.42)       (0.14)        9.62     (1.57) 3

INVESTOR B CLASS
9/30/03                              $10.54     $0.37        $(0.23)        $(0.44)      $   --       $10.24      1.38% 4
9/30/02                               10.20      0.41          0.33          (0.40)          --        10.54      7.45 4
9/30/01                                9.68      0.37          0.47          (0.32)          --        10.20      8.84 4
9/30/00                                9.62      0.35          0.05          (0.34)          --         9.68      4.23 4
9/30/99                               10.33      0.32         (0.54)         (0.35)       (0.14)        9.62     (2.31) 4

INVESTOR C CLASS
9/30/03                              $10.54     $0.37        $(0.23)        $(0.44)      $   --       $10.24      1.38% 4
9/30/02                               10.20      0.38          0.36          (0.40)          --        10.54      7.45 4
9/30/01                                9.68      0.36          0.48          (0.32)          --        10.20      8.84 4
9/30/00                                9.62      0.35          0.05          (0.34)          --         9.68      4.23 4
9/30/99                               10.33      0.32         (0.54)         (0.35)       (0.14)        9.62     (2.31) 4

----------------------------------
KENTUCKY TAX-FREE INCOME PORTFOLIO
----------------------------------
INSTITUTIONAL CLASS
9/30/03                              $ 9.99     $0.48        $(0.20)        $(0.50)      $   --       $ 9.77      2.95%
9/30/02                                9.94      0.49          0.07          (0.51)          --         9.99      5.82
9/30/01                                9.60      0.50          0.34          (0.50)          --         9.94      8.91
9/30/00                                9.63      0.48         (0.05)         (0.46)          --         9.60      4.66
9/30/99                               10.31      0.45         (0.57)         (0.46)       (0.10)        9.63     (1.23)

SERVICE CLASS
9/30/03                              $ 9.99     $0.45        $(0.19)        $(0.47)      $   --       $ 9.78      2.74%
9/30/02                                9.95      0.46          0.06          (0.48)          --         9.99      5.40
9/30/01                                9.60      0.47          0.35          (0.47)          --         9.95      8.69
9/30/00                                9.63      0.44         (0.04)         (0.43)          --         9.60      4.35
9/30/99                               10.31      0.44         (0.59)         (0.43)       (0.10)        9.63     (1.52)

INVESTOR A CLASS
9/30/03                              $ 9.99     $0.44        $(0.20)        $(0.46)      $   --       $ 9.77      2.46% 3
9/30/02                                9.94      0.44          0.07          (0.46)          --         9.99      5.33 3
9/30/01                                9.60      0.45          0.34          (0.45)          --         9.94      8.40 3
9/30/00                                9.63      0.44         (0.05)         (0.42)          --         9.60      4.17 3
9/30/99                               10.31      0.40         (0.57)         (0.41)       (0.10)        9.63     (1.69) 3



                                                                                                       RATIO OF NET
                                      NET                       RATIO OF                             INVESTMENT INCOME
                                    ASSETS   RATIO OF NET   TOTAL EXPENSES TO      RATIO OF NET         TO AVERAGE
                                    END OF    EXPENSES TO  AVERAGE NET ASSETS    INVESTMENT INCOME      NET ASSETS        PORTFOLIO
                                    PERIOD    AVERAGE NET      (EXCLUDING         TO AVERAGE NET        (EXCLUDING        TURNOVER
                                     (000)      ASSETS          WAIVERS)              ASSETS             WAIVERS)           RATE
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                             $ 10,453     1.82%            2.05%                3.55%               3.32%              18%
9/30/02                                8,740     1.81             2.03                 3.60                3.39               28
9/30/01                                4,277     1.80             2.04                 4.20                3.97               19
9/30/00                                1,668     1.82             2.07                 4.19                3.94               23
9/30/99                                1,426     1.82             2.03                 3.53                3.32               23

INVESTOR C CLASS
9/30/03                             $  5,740     1.82%            2.05%                3.55%               3.32%              18%
9/30/02                                3,632     1.80             2.01                 3.55                3.34               28
9/30/01                                1,496     1.80             2.04                 4.05                3.82               19
9/30/00                                  412     1.82             2.07                 4.19                3.94               23
9/30/99                                  192     1.82             2.03                 3.53                3.32               23

----------------------------------
DELAWARE TAX-FREE INCOME PORTFOLIO
----------------------------------
INSTITUTIONAL CLASS
9/30/03                             $ 54,512     0.70%            0.90%                5.06%               4.86%              34%
9/30/02                               71,516     0.70             0.89                 5.34                5.16               17
9/30/01                               79,535     0.70             0.90                 4.99                4.79               14
9/30/00                               94,865     0.70             0.91                 4.90                4.69               27
9/30/99                              104,683     0.70             0.86                 4.38                4.22               31

SERVICE CLASS
10/01/01 through 5/2/02             $     -- 7   1.00% 2          1.17% 2              5.26% 2             5.08% 2            17%
9/30/01                                   --     0.87             1.02                 4.83                4.68               14
9/30/00                                   --     1.00             1.21                 4.60                4.39               27
9/30/99                                   --     1.00             1.16                 4.08                3.92               31

INVESTOR A CLASS
9/30/03                             $  8,634     1.17%            1.36%                4.48%               4.30%              34%
9/30/02                                5,106     1.18             1.36                 4.85                4.66               17
9/30/01                                4,304     1.17             1.37                 4.53                4.34               14
9/30/00                                3,741     1.17             1.38                 4.45                4.24               27
9/30/99                                4,468     1.17             1.33                 3.91                3.75               31

INVESTOR B CLASS
9/30/03                             $  8,528     1.92%            2.09%                3.70%               3.52%              34%
9/30/02                                3,130     1.92             2.11                 4.08                3.90               17
9/30/01                                2,505     1.91             2.11                 3.79                3.60               14
9/30/00                                1,769     1.92             2.13                 3.67                3.46               27
9/30/99                                3,149     1.92             2.08                 3.16                3.00               31

INVESTOR C CLASS
9/30/03                             $ 14,529     1.91%            2.08%                3.56%               3.40%              34%
9/30/02                                3,149     1.90             2.09                 3.91                3.72               17
9/30/01                                  638     1.92             2.12                 3.78                3.59               14
9/30/00                                  371     1.92             2.13                 3.67                3.46               27
9/30/99                                  889     1.92             2.08                 3.16                3.00               31

----------------------------------
KENTUCKY TAX-FREE INCOME PORTFOLIO
----------------------------------
INSTITUTIONAL CLASS
9/30/03                             $115,104     0.70%            0.88%                4.94%               4.76%              37%
9/30/02                              135,938     0.70             0.87                 4.94                4.76               12
9/30/01                              146,620     0.70             0.86                 5.09                4.93               32
9/30/00                              150,646     0.70             0.88                 5.06                4.88               55
9/30/99                              167,799     0.70             0.88                 4.56                4.38               25

SERVICE CLASS
9/30/03                             $    103     1.00%            1.18%                4.57%               4.39%              37%
9/30/02                                   92     1.00             1.17                 4.63                4.46               12
9/30/01                                   91     1.00             1.16                 4.79                4.63               32
9/30/00                                   88     1.00             1.18                 4.76                4.58               55
9/30/99                                   --     1.00             1.18                 4.26                4.08               25

INVESTOR A CLASS
9/30/03                             $  4,701     1.17%            1.35%                4.42%               4.24%              37%
9/30/02                                3,612     1.18             1.35                 4.46                4.29               12
9/30/01                                3,214     1.17             1.33                 4.64                4.47               32
9/30/00                                3,686     1.17             1.35                 4.63                4.45               55
9/30/99                                1,856     1.17             1.35                 4.09                3.91               25

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34 & 35

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                    NET GAIN                                 NET                   NET
                                      ASSET                  (LOSS) ON   DISTRIBUTIONS DISTRIBUTIONS  ASSET                ASSETS
                                      VALUE      NET        INVESTMENTS    FROM NET      FROM NET     VALUE                END OF
                                    BEGINNING INVESTMENT  (BOTH REALIZED  INVESTMENT     REALIZED    END OF      TOTAL     PERIOD
                                    OF PERIOD   INCOME    AND UNREALIZED)   INCOME         GAINS     PERIOD     RETURN      (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                              $ 9.99     $0.36        $(0.20)        $(0.38)      $   --      $ 9.77      1.70% 4   $ 3,795
9/30/02                                9.94      0.36          0.08          (0.39)          --        9.99      4.55 4      2,311
9/30/01                                9.60      0.37          0.35          (0.38)          --        9.94      7.60 4        978
9/30/00                                9.63      0.37         (0.05)         (0.35)          --        9.60      3.40 4        279
9/30/99                               10.31      0.34         (0.58)         (0.34)       (0.10)       9.63     (2.43) 4       203

INVESTOR C CLASS
9/30/03                              $10.02     $0.36        $(0.21)        $(0.38)      $   --      $ 9.79      1.59% 4   $ 1,179
9/30/02                                9.97      0.36          0.08          (0.39)          --       10.02      4.53 4      1,036
9/30/01                                9.62      0.37          0.36          (0.38)          --        9.97      7.69 4        236
9/30/00                                9.63      0.41         (0.07)         (0.35)          --        9.62      3.61 4         69
9/30/99                               10.31      0.33         (0.57)         (0.34)       (0.10)       9.63     (2.43) 4       571


                                                                                               RATIO OF NET
                                                        RATIO OF                             INVESTMENT INCOME
                                     RATIO OF NET   TOTAL EXPENSES TO      RATIO OF NET         TO AVERAGE
                                      EXPENSES TO  AVERAGE NET ASSETS    INVESTMENT INCOME      NET ASSETS        PORTFOLIO
                                      AVERAGE NET      (EXCLUDING         TO AVERAGE NET        (EXCLUDING        TURNOVER
                                        ASSETS          WAIVERS)              ASSETS             WAIVERS)           RATE
----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
9/30/03                                 1.92%            2.09%                3.64%               3.46%              37%
9/30/02                                 1.91             2.08                 3.65                3.48               12
9/30/01                                 1.89             2.05                 3.79                3.62               32
9/30/00                                 1.92             2.10                 3.86                3.68               55
9/30/99                                 1.92             2.10                 3.34                3.16               25

INVESTOR C CLASS
9/30/03                                 1.92%            2.10%                3.69%               3.50%              37%
9/30/02                                 1.90             2.08                 3.55                3.38               12
9/30/01                                 1.91             2.07                 3.75                3.57               32
9/30/00                                 1.92             2.10                 3.78                3.60               55
9/30/99                                 1.92             2.10                 3.34                3.16               25

1    Commencement of operations of share class.
2    Annualized.
3    Sales load not reflected in total return.
4    Contingent deferred sales load not reflected in total return.
5    There were no Investor C shares outstanding as of September 30, 2000.
6    Reissuance of shares.
7    There were no Service shares outstanding as of September 30, 2002.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 & 37

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 registered portfolios, six of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


------------------------------------------------------------------------------------------------------------------------------------
          Portfolio                                                       Share Classes
------------------------------------------------------------------------------------------------------------------------------------
                              Institutional           Service            Investor A            Investor B            Investor C
------------------------------------------------------------------------------------------------------------------------------------
                          Contractual  Actual   Contractual Actual   Contractual Actual    Contractual Actual  Contractual  Actual
                             Fees      Fees(4)    Fees(1)   Fees(4)    Fees(2)   Fees(4)     Fees(3)   Fees(4)   Fees(3)    Fees(4)
------------------------------------------------------------------------------------------------------------------------------------
  Tax-Free Income            None       None       0.30%     0.30%      0.50%    0.4045%      1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Pennsylvania Tax-Free
   Income                    None       None       0.30%     0.30%      0.50%    0.4045%      1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
  New Jersey Tax-Free Income None       None       0.30%     0.30%      0.50%    0.4045%      1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Ohio Tax-Free Income       None       None       0.30%     0.30%      0.50%    0.4045%      1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Delaware Tax-Free Income   None       None       0.30%      N/A       0.50%    0.4045%      1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Kentucky Tax-Free Income   None       None       0.30%     0.30%      0.50%    0.4045%      1.15%     1.15%     1.15%      1.15%
------------------------------------------------------------------------------------------------------------------------------------

(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.

(2) -- the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.

(3) -- the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.

(4) -- the actual fees are as of September 30, 2003.

     In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes.

(A)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     SECURITY VALUATION -- Valuation of securities is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. As of September 30, 2003, there were no securities valued in accordance with such fair value procedures.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     SWAP AGREEMENTS -- The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At September 30, 2003, the following Portfolios had swap agreements outstanding:

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INTEREST          INTEREST       NOTIONAL AMOUNT    UNREALIZED
  PORTFOLIO            COUNTER-PARTY     TERMINATION DATE     RECEIVABLE RATE    PAYABLE RATE     (U.S. DOLLARS)    APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
  Tax-Free Income      J.P. Morgan
                       Chase Bank            11/16/08               NA+              NA++         $ 52,725,000         $ 51,151
------------------------------------------------------------------------------------------------------------------------------------
  Pennsylvania         J.P. Morgan
  Tax-Free Income      Chase Bank            11/16/08               NA+              NA++          126,000,000          122,238
------------------------------------------------------------------------------------------------------------------------------------
  New Jersey           J.P. Morgan
  Tax-Free Income      Chase Bank            11/16/08               NA+              NA++           23,250,000           22,556
------------------------------------------------------------------------------------------------------------------------------------
  Ohio Tax-Free        J.P. Morgan
  Income               Chase Bank            11/16/08               NA+              NA++           19,350,000           18,772
------------------------------------------------------------------------------------------------------------------------------------
  Delaware             J.P. Morgan
  Tax-Free Income      Chase Bank            11/16/08               NA+              NA++           10,400,000           10,090
------------------------------------------------------------------------------------------------------------------------------------
  Kentucky             J.P. Morgan
  Tax-Free Income      Chase Bank            11/16/08               NA+              NA++           18,275,000           17,729
------------------------------------------------------------------------------------------------------------------------------------

+ Rate to be determined based on the 3 month LIBOR on November 16, 2003.

++ Rate to be determined based on the 1 week BMA Municipal Swap Index on November 16, 2003.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     FUTURES TRANSACTIONS -- The Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     TENDER OPTION BONDS -- A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the primary or secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered to be derivatives. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     OPTION WRITING/PURCHASING -- The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The
Portfolios as writers of options, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of unfavorable changes in the price of the security underlying the written options. There were no options held by the Portfolios at September 30, 2003.

     OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(B)    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc. ("BFM"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and paid monthly, at the following annual rates, based on each Portfolio's average daily net assets:

                                                 TAX-FREE INCOME, PENNSYLVANIA                     DELAWARE TAX-FREE
                                        TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME AND           INCOME AND KENTUCKY
                                                OHIO TAX-FREE INCOME PORTFOLIOS               TAX-FREE INCOME PORTFOLIOS
                                        -----------------------------------------------       --------------------------
                                                          INVESTMENT                                  INVESTMENT
         AVERAGE DAILY NET ASSETS                        ADVISORY FEE                                ADVISORY FEE
         --------------------------     -----------------------------------------------       --------------------------
         first $1 billion                                    .500%                                      .550%
         $1 billion-- $2 billion                             .450                                       .500
         $2 billion-- $3 billion                             .425                                       .475
         greater than $3 billion                             .400                                       .450

     For the year ended September 30, 2003, advisory fees and waivers for each Portfolio were as follows:

                                                                      GROSS                           NET ADVISORY
                                                                  ADVISORY FEE          WAIVER            FEE
                                                                  ------------        ----------      ------------
     Tax-Free Income Portfolio .............................       $1,861,593         $  858,459        $1,003,134
     Pennsylvania Tax-Free Income Portfolio ................        4,464,628          1,805,515         2,659,113
     New Jersey Tax-Free Income Portfolio ..................          804,154            366,040           438,114
     Ohio Tax-Free Income Portfolio ........................          654,162            303,294           350,868
     Delaware Tax-Free Income Portfolio ....................          444,118            152,995           291,123
     Kentucky Tax-Free Income Portfolio ....................          722,388            241,241           481,147

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain operating expenses of each Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock on a quarterly basis.

     At September 30, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                  EXPENSE
                                                LIMITATION     EXPIRING         EXPIRING         EXPIRING     TOTAL WAIVERS SUBJECT
                                                PERCENTAGE JANUARY 31, 2004 JANUARY 31, 2005 JANUARY 31, 2006   TO REIMBURSEMENT
                                                ---------- ---------------- ---------------- ---------------- ---------------------
   Tax-Free Income Portfolio ..................   0.485%      $  520,614      $  610,832         $413,713           $1,545,159
   Pennsylvania Tax-Free Income Portfolio .....   0.470%       1,400,908       1,493,625          939,122            3,833,655
   New Jersey Tax-Free Income Portfolio .......   0.475%         242,839         281,833          181,944              706,616
   Ohio Tax-Free Income Portfolio .............   0.515%         121,622         167,924          115,662              405,208
   Delaware Tax-Free Income Portfolio .........   0.585%         106,237         124,793           54,801              285,831
   Kentucky Tax-Free Income Portfolio .........   0.585%         166,578         185,455           89,723              441,756

     BlackRock pays BFM fees for its sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million and .125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     For the year ended September 30, 2003, administration fees and waivers for each Portfolio were as follows:

                                                                       GROSS               NET
                                                                ADMINISTRATION FEE        WAIVER    ADMINISTRATION FEE
                                                                ------------------        ------    ------------------
     Tax-Free Income Portfolio .............................       $  856,432             $   --        $  856,432
     Pennsylvania Tax-Free Income Portfolio ................        1,982,368              3,793         1,978,575
     New Jersey Tax-Free Income Portfolio ..................          369,930                 --           369,930
     Ohio Tax-Free Income Portfolio ........................          300,886                 --           300,886
     Delaware Tax-Free Income Portfolio ....................          185,734                 --           185,734
     Kentucky Tax-Free Income Portfolio ....................          302,122                 --           302,122

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNCBank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

                                BLACKROCK FUNDS
--------------------------------------------------------------------------------


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of the fiscal year ended September 30, 2003, affiliated payables were as follows:

                                                                                                 PNC BANK
                                                                  PFPC(1)      BLACKROCK(2)    AFFILIATES(3)
                                                                  -------      ------------    -------------
     Tax-Free Income Portfolio ............................       $36,439         $117,771        $12,672
     Pennsylvania Tax-Free Income Portfolio ...............        68,748          304,047         38,623
     New Jersey Tax-Free Income Portfolio .................        20,556           51,936         19,155
     Ohio Tax-Free Income Portfolio .......................        16,249           42,400         19,301
     Delaware Tax-Free Income Portfolio ...................        11,413           35,410         23,967
     Kentucky Tax-Free Income Portfolio ...................        15,959           50,478          6,200

(1) -- payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of September 30, 2003.
(2) -- payables to BlackRock are for Advisory and Administration services provided as of September 30, 2003.
(3) -- payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of September 30, 2003, was $2,965,301, a portion of which is paid to service organizations, including other PNC Bank affiliates.

(C)    PURCHASES AND SALES OF SECURITIES

     For the year ended September 30, 2003, purchases and sales of securities, other than short-term and U.S. government securities, were as follows:

                                                                           PURCHASES               SALES
                                                                          ------------          ------------
     Tax-Free Income Portfolio ............................               $274,866,163          $293,530,825
     Pennsylvania Tax-Free Income Portfolio ...............                 27,501,250           154,242,891
     New Jersey Tax-Free Income Portfolio .................                 37,017,934            34,428,964
     Ohio Tax-Free Income Portfolio .......................                 27,991,152            22,718,025
     Delaware Tax-Free Income Portfolio ...................                 27,194,393            22,687,593
     Kentucky Tax-Free Income Portfolio ...................                 46,370,982            35,205,241

(D)    CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                                       TAX-FREE INCOME PORTFOLIO
                                                  ----------------------------------------------------------------------
                                                        FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              9/30/03                               9/30/02
                                                  --------------------------------        ------------------------------
                                                     SHARES                VALUE             SHARES             VALUE
                                                  -----------        -------------        ----------        ------------
Shares sold:
     Institutional Class .......................    8,147,704        $  90,997,576         9,546,098        $107,358,932
     Service Class .............................    1,330,301           14,815,637            75,012             839,131
     Investor A Class ..........................      755,301            8,402,385           888,913           9,998,806
     Investor B Class ..........................      207,446            2,322,545           177,365           1,999,421
     Investor C Class ..........................      840,028            9,433,483           433,677           4,888,016
Shares issued in reinvestment of dividends:
     Institutional Class .......................       50,644              566,565            44,307             498,645
     Service Class .............................       25,229              281,715             9,094             102,448
     Investor A Class ..........................       19,768              220,967            19,702             221,772
     Investor B Class ..........................        9,552              106,722             8,997             101,305
     Investor C Class ..........................        3,402               38,016             2,410              27,083
Shares redeemed:
     Institutional Class .......................  (10,028,609)        (112,231,760)       (8,824,531)        (99,456,950)
     Service Class .............................   (1,363,033)         (15,302,986)         (132,318)         (1,485,844)
     Investor A Class ..........................     (729,757)          (8,169,634)         (832,440)         (9,374,683)
     Investor B Class ..........................     (124,473)          (1,388,017)          (69,906)           (786,590)
     Investor C Class ..........................     (866,195)          (9,732,823)         (414,020)         (4,653,308)
                                                  -----------        -------------        ----------        ------------
Net increase (decrease) ........................   (1,722,692)       $ (19,639,609)          932,360        $ 10,278,184
                                                  ===========        =============        ==========        ============

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------


                                                                            PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                        9/30/03                               9/30/02
                                                            --------------------------------      --------------------------------
                                                               SHARES             VALUE             SHARES              VALUE
                                                            -----------        -------------      -----------        -------------
Shares sold:
     Institutional Class ...............................      5,040,401        $  54,989,036        8,980,903        $  97,440,894
     Service Class .....................................      2,643,787           28,812,237          851,390            9,246,291
     Investor A Class ..................................        543,721            5,930,593          633,292            6,865,129
     Investor B Class ..................................        317,680            3,431,080          488,502            5,263,472
     Investor C Class ..................................        123,877            1,347,540          105,748            1,141,366
Shares issued in reinvestment of dividends:
     Institutional Class ...............................         37,640              412,661           18,780              203,743
     Service Class .....................................         11,789              128,586           18,687              202,512
     Investor A Class ..................................         91,726            1,001,392          106,321            1,152,577
     Investor B Class ..................................         54,316              588,656           58,793              632,790
     Investor C Class ..................................          2,822               30,663            1,944               20,982
Shares redeemed:
     Institutional Class ...............................    (16,516,068)        (180,312,497)     (11,476,593)        (124,451,514)
     Service Class .....................................     (2,637,107)         (28,797,453)        (961,806)         (10,456,170)
     Investor A Class ..................................       (719,368)          (7,803,450)        (973,001)         (10,573,962)
     Investor B Class ..................................       (661,528)          (7,164,415)        (376,873)          (4,053,515)
     Investor C Class ..................................        (91,356)            (992,357)         (41,820)            (455,838)
                                                            -----------        -------------      -----------        -------------
Net decrease ...........................................    (11,757,668)       $(128,397,728)      (2,565,733)       $ (27,821,243)
                                                            ===========        =============      ===========        ==============


                                                                            NEW JERSEY TAX-FREE INCOME PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                        9/30/03                               9/30/02
                                                            --------------------------------      --------------------------------
                                                               SHARES              VALUE            SHARES               VALUE
                                                            -----------        -------------      -----------        -------------
Shares sold:
     Institutional Class ...............................      1,886,637         $ 22,338,004        1,890,385         $ 22,257,928
     Service Class .....................................         89,734            1,072,447          209,872            2,454,360
     Investor A Class ..................................        283,877            3,375,720          288,966            3,407,843
     Investor B Class ..................................        391,765            4,645,110          316,361            3,738,749
     Investor C Class ..................................        105,191            1,248,017           77,801              919,229
Shares issued in reinvestment of dividends:
     Institutional Class ...............................          2,030               24,102            2,061               24,269
     Service Class .....................................         43,851              519,831           48,232              568,029
     Investor A Class ..................................         17,300              205,094           11,010              129,666
     Investor B Class ..................................         21,773              257,856           16,505              194,210
     Investor C Class ..................................          2,412               28,699              700                8,261
Shares redeemed:
     Institutional Class ...............................     (1,940,656)         (23,026,539)      (2,226,536)         (26,225,514)
     Service Class .....................................       (178,727)          (2,124,194)        (208,663)          (2,461,506)
     Investor A Class ..................................       (273,239)          (3,234,703)         (90,763)          (1,070,677)
     Investor B Class ..................................       (111,429)          (1,324,629)         (65,615)            (772,340)
     Investor C Class ..................................        (40,031)            (484,342)            (582)              (6,853)
                                                            -----------         ------------      -----------         ------------
Net increase ...........................................        300,488         $  3,520,473          269,734         $  3,165,654
                                                            ===========         ============      ===========         =============

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                                                               OHIO TAX-FREE INCOME PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                        9/30/03                               9/30/02
                                                            --------------------------------      --------------------------------
                                                               SHARES              VALUE             SHARES              VALUE
                                                            -----------        -------------      -----------        -------------
Shares sold:
     Institutional Class ...............................      2,343,552         $ 25,416,855        1,390,487         $ 15,003,887
     Service Class .....................................         94,485            1,026,267           16,557              179,874
     Investor A Class ..................................        403,985            4,392,900        1,172,129           12,658,215
     Investor B Class ..................................        344,417            3,754,669          424,374            4,595,741
     Investor C Class ..................................        289,559            3,155,906          287,598            3,082,163
Shares issued in reinvestment of dividends:
     Institutional Class ...............................          2,532               27,561            1,009               10,853
     Service Class .....................................            366                3,980                8                   86
     Investor A Class ..................................         19,947              217,642           12,607              135,484
     Investor B Class ..................................          6,549               71,262            6,004               64,568
     Investor C Class ..................................          3,706               40,368            2,586               27,825
Shares redeemed:
     Institutional Class ...............................     (2,116,370)         (22,994,550)      (1,164,122)         (12,550,025)
     Service Class .....................................        (46,458)            (502,702)          (1,811)             (19,694)
     Investor A Class ..................................     (1,140,670)         (12,282,294)        (118,769)          (1,276,272)
     Investor B Class ..................................       (177,798)          (1,924,567)         (37,885)            (403,489)
     Investor C Class ..................................        (92,962)          (1,020,194)        (101,133)          (1,102,444)
                                                            -----------         ------------      -----------         -------------
Net increase (decrease) ................................        (65,160)        $   (616,897)       1,889,639         $ 20,406,772
                                                            ===========         ============      ===========         =============


                                                                             DELAWARE TAX-FREE INCOME PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                        9/30/03                               9/30/02
                                                            --------------------------------      --------------------------------
                                                              SHARES               VALUE            SHARES              VALUE
                                                            -----------        -------------      -----------        -------------
Shares sold:
     Institutional Class ...............................      1,063,362        $  10,862,999          823,183        $  8,370,943
     Service Class .....................................          --                     --             5,133              52,766
     Investor A Class ..................................        447,494            4,645,100          170,602           1,735,098
     Investor B Class ..................................        562,639            5,796,442           82,967             846,851
     Investor C Class ..................................      1,280,407           13,297,842          241,391           2,464,308
Shares issued in reinvestment of dividends:
     Institutional Class ...............................          8,427               86,565            3,194              32,517
     Service Class .....................................             --                   --               --                   2
     Investor A Class ..................................         14,814              151,941            9,233              93,789
     Investor B Class ..................................          5,485               56,245            2,789              28,317
     Investor C Class ..................................          3,937               40,382            1,618              16,428
Shares redeemed:
     Institutional Class ...............................     (2,531,138)         (25,858,736)      (1,835,826)        (18,637,745)
     Service Class .....................................             --                   --           (5,144)            (51,238)
     Investor A Class ..................................       (103,553)          (1,060,038)        (117,162)         (1,180,455)
     Investor B Class ..................................        (32,236)            (329,963)         (34,265)           (346,685)
     Investor C Class ..................................       (163,801)          (1,673,355)          (6,708)            (67,701)
                                                            -----------        -------------      -----------        -------------
Net increase (decrease) ................................        555,837        $   6,015,424         (658,995)       $ (6,642,805)
                                                            ===========        =============      ===========        ==============

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------


                                                                             KENTUCKY TAX-FREE INCOME PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                        9/30/02                               9/30/02
                                                            --------------------------------      --------------------------------
                                                              SHARES               VALUE            SHARES               VALUE
                                                            -----------        -------------      -----------        -------------
Shares sold:
     Institutional Class ...............................     1,379,560          $ 13,488,527        2,823,237         $ 27,884,510
     Service Class .....................................         9,174                90,424               --                   --
     Investor A Class ..................................       142,998             1,404,002          123,446            1,215,127
     Investor B Class ..................................       194,794             1,918,462          136,169            1,341,541
     Investor C Class ..................................        16,426               162,377           83,428              821,448
Shares issued in reinvestment of dividends:
     Institutional Class ...............................        17,797               174,452           17,467              172,177
     Service Class .....................................             6                    59               --                    2
     Investor A Class ..................................         9,732                95,303            9,897               97,537
     Investor B Class ..................................         7,683                75,219            5,272               51,934
     Investor C Class ..................................         2,904                28,507              719                7,111
Shares redeemed:
     Institutional Class ...............................    (3,221,522)          (31,504,971)      (3,979,689)         (39,257,211)
     Service Class .....................................        (7,795)              (76,153)             (10)                (100)
     Investor A Class ..................................       (33,086)             (324,720)         (94,951)            (935,266)
     Investor B Class ..................................       (45,250)             (440,356)          (8,496)             (83,737)
     Investor C Class ..................................        (2,377)              (23,248)          (4,364)             (42,899)
                                                            -----------        -------------      -----------         -------------
Net decrease ...........................................    (1,528,956)         $(14,932,118)        (887,875)        $ (8,727,826)
                                                            ===========         ============      ===========         =============

     On September 30, 2003, one shareholder held approximately 91% of the Tax-Free Income Portfolio, one shareholder held approximately 88% of the Pennsylvania Tax-Free Income Portfolio, one shareholder held approximately 76% of the New Jersey Tax-Free Income Portfolio, one shareholder held approximately 74% of the Ohio Tax-Free Income Portfolio, one shareholder held approximately 69% of the Delaware Tax-Free Income Portfolio and one shareholder held approximately 84% of the Kentucky Tax-Free Income Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) AT SEPTEMBER 30, 2003 NET ASSETS CONSISTED OF:

                                                      PENNSYLVANIA     NEW JERSEY         OHIO         DELAWARE        KENTUCKY
                                       TAX-FREE         TAX-FREE        TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE
                                        INCOME           INCOME          INCOME          INCOME         INCOME          INCOME
                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO
                                     ------------     ------------    ------------    ------------    -----------     ------------
     Capital paid-in ..............  $350,544,169     $788,769,015    $153,359,368    $114,624,976    $81,481,541     $121,353,088
     Undistributed
       (accumulated)
       net investment
       income (loss) ..............       648,275        2,194,742         (38,867)       (152,291)           298         (478,999)
     Accumulated net
       realized loss
       on investment
       transactions,
       futures contracts
       and swap contracts .........   (15,290,228)     (33,306,796)     (6,504,484)     (2,305,130)    (1,708,129)      (4,831,059)
     Net unrealized
       appreciation
       on investment
       transactions and
       futures contracts ..........    20,046,841       63,302,613      14,713,529       9,835,814      6,429,650        8,839,354
                                     ------------     ------------    ------------    ------------    -----------     ------------
                                     $355,949,057     $820,959,574    $161,529,546    $122,003,369    $86,203,360     $124,882,384
                                     ============     ============    ============    ============    ===========     ============

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F)    FEDERAL TAX INFORMATION

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gains distributions for the year ended September 30, 2003.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003 attributable to market discount were reclassified to the following accounts:

                                                                                             INCREASE                DECREASE
                                                                                            ACCUMULATED            UNDISTRIBUTED
                                                                       DECREASE            NET REALIZED           NET INVESTMENT
                                                                    PAID IN CAPITAL            GAIN                   INCOME
                                                                    ---------------        ------------           --------------
     Tax-Free Income Portfolio ..................................       $     --               $    242              $    (242)
     Pennsylvania Tax-Free Income Portfolio .....................             --                 12,137                (12,137)
     New Jersey Tax-Free Income Portfolio .......................             --                  1,844                 (1,844)
     Ohio Tax-Free Income Portfolio .............................             --                  1,222                 (1,222)
     Kentucky Tax-Free Income Portfolio .........................       (117,119)               221,290               (104,171)

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                                         TAX-FREE               ORDINARY               TOTAL
                                                                          INCOME                 INCOME            DISTRIBUTIONS
                                                                        -----------             --------           -------------
     Tax-Free Income Portfolio
        9/30/03 .................................................       $17,537,914             $    156            $17,538,070
        9/30/02 .................................................        17,908,446              181,189             18,089,635
     Pennsylvania Tax-Free Income Portfolio
        9/30/03 .................................................        40,283,335               25,860             40,309,195
        9/30/02 .................................................        44,784,293              461,425             45,245,718
     New Jersey Tax-Free Income Portfolio
        9/30/03 .................................................         8,236,488               18,252              8,254,740
        9/30/02 .................................................         8,029,622               81,545              8,111,167
     Ohio Tax-Free Income Portfolio
        9/30/03 .................................................         5,946,203                   --              5,946,203
        9/30/02 .................................................         5,852,830               53,713              5,906,543
     Delaware Tax-Free Income Portfolio
        9/30/03 .................................................         4,237,566                   --              4,237,566
        9/30/02 .................................................         4,116,844               44,906              4,161,750
     Kentucky Tax-Free Income Portfolio
        9/30/03 .................................................         6,401,898              273,702              6,675,600
        9/30/02 .................................................         7,379,848               80,733              7,460,581

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     As   of   September   30,   2003,   the    components   of    distributable
earnings/(accumulated losses) were as follows:

                                                                     UNDISTRIBUTED            CAPITAL                  POST-
                                                                       TAX-FREE                LOSS                   OCTOBER
                                                                        INCOME             CARRYFORWARDS              LOSSES
                                                                     -------------         -------------            -----------
     Tax-Free Income Portfolio ...................................     $2,033,896          $  (9,457,807)           $(7,632,026)
     Pennsylvania Tax-Free Income Portfolio ......................      5,171,997            (37,414,592)                    --
     New Jersey Tax-Free Income Portfolio ........................        572,246             (6,078,884)            (1,233,128)
     Ohio Tax-Free Income Portfolio ..............................        222,634             (1,925,549)            (1,049,645)
     Delaware Tax-Free Income Portfolio ..........................        365,276             (1,395,404)              (679,756)
     Kentucky Tax-Free Income Portfolio ..........................             --             (5,445,581)                    --

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                                  EXPIRING SEPTEMBER 30
                                                         -----------------------------------------------------------------------
                                                             2008          2009          2010           2011           TOTAL
                                                         ------------   ------------ ------------   -------------  -------------
     Tax-Free Income Portfolio ........................    $3,717,571    $1,756,215    $       --    $ 3,984,021     $ 9,457,807
     Pennsylvania Tax-Free Income Portfolio ...........     5,817,038     7,641,061     8,626,794     15,329,699      37,414,592
     New Jersey Tax-Free Income Portfolio .............       733,444     2,652,175       162,686      2,530,579       6,078,884
     Ohio Tax-Free Income Portfolio ...................        41,989            --            --      1,883,560       1,925,549
     Delaware Tax-Free Income Portfolio ...............        83,140            --            --      1,312,264       1,395,404
     Kentucky Tax-Free Income Portfolio ...............     1,316,142     1,556,368       129,603      2,443,468       5,445,581

G.     CONTINGENCIES

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF BLACKROCK FUNDS:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios (constituting the tax-free bond portfolios of BlackRock Funds, hereafter referred to as the "Funds") at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 26, 2003

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.



------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                         OTHER           TOTAL FUND
                                      OFFICE (2)                                    NUMBER OF        DIRECTORSHIPS       COMPLEX
                      POSITION(S)    AND LENGTH                                   PORTFOLIOS IN    OF PUBLIC COMPANIES  COMPENSATION
NAME, ADDRESS,         HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S)         FUND COMPLEX         HELD BY          FOR THE YEAR
     AGE                 FUND           SERVED    DURING PAST FIVE YEARS       OVERSEEN BY TRUSTEE     TRUSTEE        ENDING 9/30/03
------------------------------------------------------------------------------------------------------------------------------------
                                                              INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink (1)  Trustee and    Since        Director, Chairman and               43            Director,               N/A
BlackRock, Inc.       President      2000         Chief Executive Officer of                         BlackRock, Inc.
40 E. 52nd Street                                 BlackRock, Inc. since its
New York, NY 10022                                formation in 1998 and of
Age: 50                                           BlackRock, Inc.'s
                                                  predecessor entities since
                                                  1988; Chairman of the
                                                  Management Committee;
                                                  formerly, Managing
                                                  Director of the First
                                                  Boston Corporation, Member
                                                  of its Management
                                                  Committee, Co-head of its
                                                  Taxable Fixed Income
                                                  Division and Head of its
                                                  Mortgage and Real Estate
                                                  Products Group; formerly,
                                                  Chairman of the Board and
                                                  Director of each of the
                                                  closed-end Trusts for
                                                  which BlackRock Advisors,
                                                  Inc. serves as investment
                                                  advisor; Chairman of the
                                                  Board of Nomura BlackRock
                                                  Asset Management and
                                                  several of BlackRock's
                                                  alternative investment
                                                  vehicles; Director of
                                                  several of BlackRock's
                                                  offshore funds; formerly,
                                                  Director of the New York
                                                  Stock Exchange;
                                                  Co-Chairman of the Board
                                                  of Trustees of Mount
                                                  Sinai-NYU; Co-Chairman of
                                                  the Board of Trustees of
                                                  NYU Hospitals Center; and
                                                  a Member of the Board of
                                                  Trustees of NYU.
------------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                           FUND MANAGEMENT (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                         OTHER           TOTAL FUND
                                      OFFICE (2)                                    NUMBER OF        DIRECTORSHIPS       COMPLEX
                      POSITION(S)    AND LENGTH                                   PORTFOLIOS IN    OF PUBLIC COMPANIES  COMPENSATION
NAME, ADDRESS,         HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S)         FUND COMPLEX         HELD BY          FOR THE YEAR
     AGE                 FUND           SERVED    DURING PAST FIVE YEARS       OVERSEEN BY TRUSTEE     TRUSTEE        ENDING 9/30/03
------------------------------------------------------------------------------------------------------------------------------------
                                                            DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart      Trustee        Since 2001   Partner, Covington &                  43          Director, Mirant      $77,400
E. Eizenstat                                      Burling (law firm)                                Corporation;
Covington & Burling                               (2001-Present); Deputy                            Advisory Board
1201 Pennsylvania                                 Secretary of the Treasury                         member, The
Avenue, NW                                        (1999-2001), Under                                Coca-Cola
Washington, DC  20004                             Secretary of State for                            Company.
Age: 60                                           Economic, Business and
                                                  Agricultural Affairs
                                                  (1997-1999); Advisory
                                                  Board member, Group
                                                  Menatep; Chairman,
                                                  International Board of
                                                  Governors, Weizmann
                                                  Institute of Science.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Trustee,       Since 1996   Retired; Director of USX              43          Director, ACE         $82,400
c/o BlackRock Funds   Vice                        Corporation (a diversified                        Limited (insurance
100 Bellevue Parkway  Chairman of                 company principally                               company); Director
Wilmington, DE 19809  the Board                   engaged in energy and                             and Chairman of
Age: 59               and                         steel businesses), 1991 to                        the Board, RTI
                      Chairman of                 2001; Vice Chairman and                           International
                      the Audit                   Chief Financial Officer                           Metals, Inc.;
                      Committee                   1994-2001, Executive Vice                         Director,
                                                  President - Accounting and                        Eastman Chemical
                                                  Finance and Chief                                 Company.
                                                  Financial Officer from
                                                  1991 to 1994.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith Rodin      Trustee        Since 2001   President, Professor of               43          Director, Aetna        $77,400
President                                         Psychology (School of Arts                        Inc.; Director,
University of                                     and Sciences), and                                AMR Corporation;
Pennsylvania                                      Professor of Medicine and                         Director, Comcast
Office of the                                     Psychiatry (School of                             Corporation;
President                                         Medicine), University of                          Director,
100 College Hall                                  Pennsylvania                                      Electronic Data
Philadelphia, PA                                  (1994-present); Brookings                         Systems
19104-6380                                        Institution Board of                              Corporation.
Age: 59                                           Trustees; Catalyst Board
                                                  of Directors; Philadelphia
                                                  Chamber of Commerce,
                                                  Executive Committee;
                                                  President Clinton's
                                                  Committee of Advisors on
                                                  Science and Technology
                                                  (PCAST); National
                                                  Infrastructure Assurance
                                                  Council.
------------------------------------------------------------------------------------------------------------------------------------
David R.              Trustee and    Since 1996   Chairman, Wilmerding &                44 (3)                            $87,400
Wilmerding, Jr.       Chairman of                 Associates, Inc.
Rosemont Business     the Board                   (investment advisers)
Campus                                            since 1989; Director,
Building One,                                     Beaver Management
Suite 100                                         Corporation (land
919 Conestoga Road                                management corporation);
Rosemont, PA 19010                                Managing General Partner,
Age: 68                                           Chestnut Street Exchange
                                                  Fund; Director, Peoples
                                                  First, The Peoples Bank of
                                                  Oxford; Director Emeritus,
                                                  The Mutual Fire, Marine
                                                  and Inland Insurance
                                                  Company.
------------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                           FUND MANAGEMENT (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                                 TOTAL FUND
                                      OFFICE (2)                                                                 COMPLEX
                      POSITION(S)    AND LENGTH                                                                COMPENSATION
NAME, ADDRESS,         HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S)                                      FOR THE YEAR
     AGE                 FUND           SERVED    DURING PAST FIVE YEARS                                      ENDING 9/30/03
------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Paul Audet            Treasurer      Since 2002   Managing Director and Chief Financial Officer of                  N/A
BlackRock, Inc.                                   BlackRock, Inc. since 1998; Treasurer of BlackRock
40 E. 52nd Street                                 Provident Institutional Funds since 2001; Senior
New York, NY 10022                                Vice President of PNC Bank Corp. from 1991 to
Age: 50                                           1998.
------------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley         Vice President Since 2003   Managing Director, BlackRock, Inc. since May 2000;                N/A
BlackRock, Inc.                      (previously  First Vice President and Operating Officer,
40 E. 52nd Street                    served as    Mergers and Acquisitions Group (1997-2000), First
New York, NY 10022                   Assistant    Vice President and Operating Officer, Public
Age: 41                              Secretary    Finance Group (1995-1997), and First Vice
                                     since 2000)  President, Emerging Markets Fixed Income Research
                                                  (1994-1995), Merrill Lynch & Co.
------------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson       Assistant      Since 1998   Senior Director and Vice President of Fund                        N/A
PFPC Inc.             Treasurer                   Accounting and Administration, PFPC since 2003.
301 Bellevue Parkway                              Vice President and Director of Mutual Fund
Wilmington, DE 19809                              Accounting and Administration, PFPC Inc. since
Age: 39                                           November 1997; Assistant Vice President, PFPC Inc.
                                                  from March 1997 to November 1997; Senior
                                                  Accounting Officer, PFPC Inc. from March 1993 to
                                                  March 1997.
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan     Secretary      Since 1997   Director and Senior Counsel (since January 2001),                 N/A
BlackRock Advisors,                               and Vice President and Senior Counsel (1998-2000),
Inc.                                              BlackRock Advisors, Inc.; Senior Counsel, PNC Bank
100 Bellevue Parkway                              Corp. from May 1995 to April 1998.
Wilmington, DE 19809
Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Vincent Tritto        Assistant      Since 2003   Director and Assistant Secretary of BlackRock,                    N/A
BlackRock, Inc.       Secretary                   Inc. since 2002. Formerly, Executive Director
40 E. 52nd Street                                 (2000-2002) and Vice President (1998-2000), Morgan
New York, NY 10022                                Stanley & Co. Incorporated and Morgan Stanley
Age: 42                                           Asset Management Inc. and officer of various
                                                  Morgan Stanley-sponsored investment vehicles;
                                                  Counsel (1998) and Associate (1988-1997), Rogers &
                                                  Wells LLP, New York, NY.
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(3) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

      PricewaterhouseCoopers LLP ("PwC"), the Fund's independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain contemplated services to PNC and its affiliates in the future which would cause PwC to no longer be independent with respect to the Fund, PwC has declined to stand for re-election as independent auditors of the Fund after the completion of the fiscal 2003 audit.

      The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditors to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditors for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

Investment Adviser
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Sub-Adviser
   BlackRock Financial Management, Inc.
   New York, New York 10022

Custodian
   PFPC Trust Co.
   Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
   PFPC Inc.
   Wilmington, Delaware 19809

Distributor
   BlackRock Distributors, Inc.
   King of Prussia, Pennsylvania 19406

Co-Administrator
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Counsel
   Simpson Thacher & Bartlett LLP
   New York, New York 10017

Independent Auditors
   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania 19103


The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

--------------------------------------------------------------------------------
                                 BLACKROCK FUNDS

                                  FUND SPECTRUM

BLACKROCK FUNDS IS A LEADING MUTUAL FUND COMPANY CURRENTLY MANAGING IN EXCESS OF $18 BILLION IN THE FOLLOWING PORTFOLIOS DESIGNED TO FIT A BROAD RANGE OF INVESTMENT GOALS. EACH PORTFOLIO IS MANAGED BY RECOGNIZED EXPERTS IN EQUITY, FIXED INCOME, INTERNATIONAL, AND TAX-FREE INVESTING.

STOCK PORTFOLIOS
----------------
         Large Cap Value Equity
         Large Cap Growth Equity
         Mid-Cap Value Equity
         Mid-Cap Growth Equity
         Small Cap Value Equity
         Small Cap Core Equity
         Small Cap Growth Equity
         U.S. Opportunities
         Global Science & Technology Opportunities
         European Equity
         International Equity
         International Opportunities
         Asia Pacific Equity
         Select Equity
         Index Equity


STOCK & BOND PORTFOLIOS
-----------------------
         Balanced

BOND PORTFOLIOS
---------------
         Low Duration Bond
         Intermediate Government Bond
         Intermediate Bond
         Government Income
         GNMA
         Managed Income
         Core Bond Total Return
         Core PLUS Total Return
         International Bond
         High Yield Bond

TAX-FREE BOND PORTFOLIOS
------------------------
         Tax-Free Income
         Pennsylvania Tax-Free Income
         New Jersey Tax-Free Income
         Ohio Tax-Free Income
         Delaware Tax-Free Income
         Kentucky Tax-Free Income

MONEY MARKET PORTFOLIOS
-----------------------
         Money Market
         U.S. Treasury Money Market
         Municipal Money Market
         New Jersey Municipal Money Market
         North Carolina Municipal Money Market
         Ohio Municipal Money Market
         Pennsylvania Municipal Money Market
         Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share Class investors should call 1-800-441-7450. You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.




BND-ANN2


(LOGO)
BLACKROCK
[GRAPHIC OMITTED]

FIXED INCOME     LIQUIDITY     EQUITIES     ALTERNATIVES     BLACKROCK SOLUTIONS


BlackRock Funds
Money Market Portfolios

Annual Report to Shareholders
September 30, 2003

[GRAPHIC OMITTED]

NOT FDIC INSURED                                               (LOGO)
MAY LOSE VALUE                                                 BLACKROCK
NO BANK GUARANTEE                                              [GRAPHIC OMITTED]

                                 BLACKROCK FUNDS

                             MONEY MARKET PORTFOLIOS

* Money Market                         * Ohio Municipal Money Market
* U.S. Treasury Money Market           * Pennsylvania Municipal Money
* Municipal Money Market                   Market
* New Jersey Municipal Money           * Virginia Municipal Money
    Market                                 Market
* North Carolina
    Municipal Money Market


                                TABLE of CONTENTS

SHAREHOLDER LETTER.............................................................1
STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS
      Money Market.............................................................2
      U.S. Treasury Money Market...............................................4
      Municipal Money Market...................................................5
      New Jersey Municipal Money Market.......................................13
      North Carolina Municipal Money Market...................................16
      Ohio Municipal Money Market.............................................20
      Pennsylvania Municipal Money Market.....................................23
      Virginia Municipal Money Market.........................................28
      Virginia Municipal Money Market Statement of Assets & Liabilities.......30
      Key to Investment Abbreviations.........................................31
PORTFOLIO FINANCIAL STATEMENTS
      Statements of Operations.............................................32-33
      Statements of Changes in Net Assets..................................34-35
      Financial Highlights.................................................36-43
NOTES TO FINANCIAL STATEMENTS..............................................44-53
REPORT OF INDEPENDENT AUDITORS................................................54
FUND MANAGEMENT............................................................55-57
ADDITIONAL INFORMATION........................................................58

--------------------------------------------------------------------------------
                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

 BLACKROCK FUNDS IS COMMITTED TO MAINTAINING THE PRIVACY OF ITS SHAREHOLDERS AND TO SAFEGUARDING THEIR NONPUBLIC PERSONAL INFORMATION. THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND WHAT PERSONAL INFORMATION BLACKROCK FUNDS COLLECTS, HOW WE PROTECT THAT INFORMATION AND WHY, IN CERTAIN CASES, WE MAY SHARE SUCH INFORMATION WITH SELECT OTHER PARTIES.

 BLACKROCK FUNDS DOES NOT RECEIVE ANY NONPUBLIC PERSONAL INFORMATION RELATING TO ITS SHAREHOLDERS WHO PURCHASE SHARES THROUGH THEIR BROKER-DEALERS. IN THE CASE OF SHAREHOLDERS WHO ARE RECORD OWNERS OF BLACKROCK FUNDS, BLACKROCK FUNDS RECEIVES NONPUBLIC PERSONAL INFORMATION ON ACCOUNT APPLICATIONS OR OTHER FORMS. WITH RESPECT TO THESE SHAREHOLDERS, BLACKROCK FUNDS ALSO HAS ACCESS TO SPECIFIC INFORMATION REGARDING THEIR TRANSACTIONS IN BLACKROCK FUNDS.

 BLACKROCK FUNDS DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS OR FORMER SHAREHOLDERS TO ANYONE, EXCEPT AS PERMITTED BY LAW OR AS IS NECESSARY IN ORDER TO SERVICE OUR SHAREHOLDERS' ACCOUNTS (FOR EXAMPLE, TO A TRANSFER AGENT).

 BLACKROCK FUNDS RESTRICTS ACCESS TO NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO BLACKROCK EMPLOYEES WITH A LEGITIMATE BUSINESS NEED FOR THE INFORMATION. BLACKROCK FUNDS MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS DESIGNED TO PROTECT THE NONPUBLIC PERSONAL INFORMATION OF OUR SHAREHOLDERS.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

September 30, 2003

Dear Shareholder:

      We are pleased to present the Annual Report to Shareholders of the BlackRock Funds' Money Market Portfolios for the year ended September 30, 2003. The Annual Report includes important information on each Portfolio, and is organized as follows:

o STATEMENT OF NET ASSETS (OR SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES) -- lists portfolio holdings and includes each holding's market value and par amount/number of shares as of September 30, 2003. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o STATEMENT OF OPERATIONS -- displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o STATEMENT OF CHANGES IN NET ASSETS -- compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o FINANCIAL HIGHLIGHTS -- include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and net investment income per share for the last five years or since inception.

o NOTES TO FINANCIAL STATEMENTS -- provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o FUND MANAGEMENT TABLE -- lists information regarding BlackRock Funds' Trustees and Officers.

      In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

      We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.

Sincerely,

/s/  ANNE ACKERLEY

Anne Ackerley
MANAGING DIRECTOR
BLACKROCK ADVISORS, INC.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                             MONEY MARKET PORTFOLIO

                                                        PAR
AS OF SEPTEMBER 30, 2003                 MATURITY      (000)          VALUE
                                         --------    --------    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 23.2%
FEDERAL HOME LOAN BANK -- 2.4%
   Federal Home Loan Bank
     4.88%                               04/16/04    $ 39,100    $   39,846,224
     1.40%                               05/14/04      35,000        35,000,000
                                                                 --------------
                                                                     74,846,224
                                                                 --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 10.6%
   Federal Home Loan Mortgage Corp.,
     Discount Notes
     1.61%                               10/09/03     132,000       131,952,920
     1.06%                               10/30/03      87,000        86,925,712
     1.03%                               12/31/03      75,000        74,805,677
     1.06%                               12/31/03      30,000        29,919,617
                                                                 --------------
                                                                    323,603,926
                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.2%
   Federal National Mortgage Association
     1.25%                               07/07/04      50,000        50,000,000
     1.20%                               08/13/04     100,000       100,000,000
   Federal National Mortgage Association
     Benchmark Notes
     4.75%                               11/14/03       7,150         7,180,411
     1.05%(b)                            11/18/03      82,000        81,971,914
     5.13%                               02/13/04      70,000        70,968,563
                                                                 --------------
                                                                    310,120,888
                                                                 --------------
TOTAL U.S. GOVERNMENT &
   AGENCY OBLIGATIONS
   (Cost $708,571,038)                                              708,571,038
                                                                 --------------
CERTIFICATES OF DEPOSIT -- 12.2%
DOMESTIC -- 7.5%
   Toronto Dominion Bank of New York
     (A-1, P-1)
     1.27%                               04/13/04      68,000        67,998,183
Washington Mutual Bank (A-2, P-1)
     1.11%                               11/21/03     160,000       160,000,000
                                                                 --------------
                                                                    227,998,183
                                                                 --------------
EURO DOLLAR -- 4.2%
   DEPFA Bank Europe PLC (A-1+, P-1)
     1.05%                               10/24/03      25,000        25,000,000
     1.07%                               11/20/03      25,000        25,000,000
   UBS AG Stamford (A-1+, P-1)
     1.39%                               08/05/04      40,000        39,996,597
   Westdeutsche Landesbank
     Gironzentrale (A-1+, P-1)
     1.40%                               08/05/04      40,000        40,000,000
                                                                 --------------
                                                                    129,996,597
                                                                 --------------
YANKEE DOLLAR -- 0.5%
   Natexis Banques (A-1)
     1.08%                               12/11/03      15,000        14,999,841
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $372,994,621)                                              372,994,621
                                                                 --------------
COMMERCIAL PAPER -- 23.3%
ASSET BACKED SECURITIES -- 20.7%
   Amstel Funding Corp. (A-1+, P-1)
     1.09%                               11/04/03      98,000        97,899,114
   Beta Finance Corp. (A-1+, P-1)
     1.07%                               10/01/03      23,000        23,000,000


                                                        PAR
                                         MATURITY      (000)          VALUE
                                         --------    --------    --------------
COMMERCIAL PAPER (CONTINUED)
ASSET BACKED SECURITIES (CONTINUED)
   Concord Minutemen Capital Co. (A-1)
     1.11%                               10/24/03    $ 57,000    $   56,959,578
     1.10%                               11/18/03      60,000        59,912,000
     1.10%                               11/21/03      41,000        40,936,108
   Crown Point Capital Co. (A-1)
     1.06%                               10/10/03      27,000        26,992,845
     1.10%                               11/18/03      69,556        69,453,985
     1.10%                               11/20/03      61,000        60,906,806
   Dorada Finance, Inc. (A-1+, P-1)
     1.10%                               01/15/04      13,000        12,957,894
   Grampian Funding LLC (A-1+, P-1)
     1.07%                               11/24/03      50,000        49,919,750
   Ness LLC (A-1, P-1)
     1.06%                               11/12/03       2,094         2,091,410
     1.09%                               12/02/03      26,532        26,482,194
     1.09%                               12/08/03      35,102        35,029,729
   Tannehill Capital Co. LLC (A-1)
     1.09%                               10/20/03       8,043         8,038,373
     1.10%                               11/14/03      19,107        19,081,312
     1.10%                               11/17/03      20,769        20,739,173
   Ticonderoga Funding LLC (A-1+, P-1)
     1.08%                               10/20/03      20,000        19,988,600
                                                                 --------------
                                                                    630,388,871
                                                                 --------------
BANKS -- 0.7%
   DEPFA Bank Europe PLC (A-1+, P-1)
     1.08%                               12/15/03      11,861        11,834,313
   Nordea Bank North America N.A.,
     Inc. (A-1, P-1)
     1.05%                               11/03/03      10,000         9,990,375
                                                                 --------------
                                                                     21,824,688
                                                                 --------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS -- 1.2%
   General Electric Capital Corp.
     (A-1+, P-1)
     1.08%                               12/15/03      36,000        35,919,000
                                                                 --------------
SUGAR & CONFECTIONERY PRODUCTS -- 0.7%
   Nestle Capital Corp. (A-1+, P-1)
     1.12%                               10/02/03      22,000        21,999,315
                                                                 --------------
TOTAL COMMERCIAL PAPER
   (Cost $710,131,874)                                              710,131,874
                                                                 --------------
GUARANTEED INVESTMENT CONTRACTS -- 4.9%
   Monumental Life Insurance Co.
     (A-1+, P-1)
     1.29%(b)                            10/01/03      60,000       60,000,000
   Transamerica Life Insurance & Annuity
     Co. (AA+, Aa3)
     1.28%(b)                            12/01/03      90,000        90,000,000
                                                                 --------------
TOTAL GUARANTEED INVESTMENT CONTRACTS
   (Cost $150,000,000)                                              150,000,000
                                                                 --------------
MASTER NOTES -- 4.6%
SECURITY BROKERS & DEALERS -- 4.6%
   Merrill Lynch Mortgage Capital, Inc.
     1.31%                               10/01/03      40,000        40,000,000
   Morgan Stanley Mortgage Capital, Inc.
     (A-1, P-1)
     1.36%                               10/01/03     100,000       100,000,000
                                                                 --------------
TOTAL MASTER NOTES
   (Cost $140,000,000)                                              140,000,000
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                       MONEY MARKET PORTFOLIO (CONCLUDED)

                                                        PAR
AS OF SEPTEMBER 30, 2003                 MATURITY      (000)          VALUE
                                         --------    --------    --------------
MEDIUM TERM NOTES -- 5.2%
SECURITY BROKERS & DEALERS -- 5.2%
   Goldman Sachs Group, Inc. (A+, Aa3)
     1.12%                               10/03/03    $ 60,000    $   60,000,000
     1.14%                               11/20/03     100,000       100,000,000
                                                                 --------------
TOTAL MEDIUM TERM NOTES
   (Cost $160,000,000)                                              160,000,000
                                                                 --------------
VARIABLE RATE OBLIGATIONS -- 26.0%
BANKS -- 16.1%
   Banque Nationale de Paribas
     (A-1+, P-1)
     1.03%(b)                            10/01/03      87,000        86,987,541
   Canadian Imperial Bank of New York
     (A-1, P-1)
     1.06%(b)                            10/01/03      60,000        59,998,007
   HBOs Treasury Services PLC
     (AA, Aa2)
     1.13%(b)                            12/05/03      80,000        80,000,000
   National City Bank of Indiana
     (A-1, P-1)
     1.04%(b)                            10/01/03      64,000        63,990,834
   Nordea Bank Finland PLC (A-1, P-1)
     1.06%(b)                            10/01/03     100,000        99,998,406
   U.S. Bank N.A. (A-1, P-1)
     1.05%(b)                            10/01/03     100,000        99,996,790
                                                                 --------------
                                                                    490,971,578
                                                                 --------------
INSURANCE -- 5.1%
   John Hancock Global Funding II
     (AA, Aa3)
     1.24%(b)                            12/01/03      30,700        30,739,812
     1.19%(b)                            12/11/03     109,000       109,089,412
   Metlife Global Funding (AA, Aa2)
     1.13%(b)                            10/28/03      15,000        15,000,000
                                                                 --------------
                                                                    154,829,224
                                                                 --------------
SECURITY BROKERS & DEALERS -- 2.7%
   Lehman Brothers Holdings, Inc.
     (A-1, P-1)
     1.07%(b)                            10/01/03      32,000        32,000,000
   Merrill Lynch & Co., Inc. (AA-, Aa3)
     1.25%(b)                            10/13/03      50,000        50,000,000
                                                                 --------------
                                                                     82,000,000
                                                                 --------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS -- 2.1%
   General Electric Capital Corp.
     (AAA, Aaa)
     1.15%(b)                            10/17/03      45,000        45,000,000
     1.21%(b)                            10/22/03      18,000        18,013,921
                                                                 --------------
                                                                     63,013,921
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $790,814,723)                                              790,814,723
                                                                 --------------


                                                    PAR/SHARES
AS OF SEPTEMBER 30, 2003                 MATURITY      (000)          VALUE
                                         --------   ----------   --------------
MUNICIPAL BONDS -- 0.6%
GEORGIA -- 0.1%
   De Kalb County Development
     Authority University RB Series
     1995B DN (A-1+, VMIG-1)
     1.05%(b)                            10/07/03    $  4,575    $    4,575,000
                                                                 --------------
TEXAS -- 0.5%
   South Central Texas IDRB Series
     1990 DN (Bank One N.A. LOC) (P-1)
     1.14%(b)                            10/07/03      14,800        14,800,000
                                                                 --------------
TOTAL MUNICIPAL BONDS
   (Cost $19,375,000)                                                19,375,000
                                                                 --------------
SHORT TERM INVESTMENTS -- 0.00%
   Brinson Advisors-UBS
     Liquid Institutional Reserves
   (Cost $504,981)                                        505           504,981
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $3,052,392,237(a))                            100.0%     3,052,392,237

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                        0.0%         1,303,989
                                                       ------    --------------
NET ASSETS (Equivalent to $1.00
   per share based on 2,006,343,922
   Institutional shares,  431,907,295
   Service shares, 148,285,013 Hilliard
   Lyons shares, 451,722,738 Investor A
   shares, 13,490,886 Investor B shares
   and 2,197,554 Investor C shares
   outstanding)                                        100.0%    $3,053,696,226
                                                       ======    ==============
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
    INSTITUTIONAL, SERVICE, HILLIARD
   LYONS, INVESTOR A, INVESTOR B
   AND INVESTOR C SHARE
   ($3,053,696,226 / 3,053,947,408)                                       $1.00
                                                                          =====
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003 and maturities shown are the next interest readjustment date.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                      U.S. TREASURY MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
U.S. TREASURY OBLIGATIONS -- 35.3%
   U.S. Treasury Bills
     0.73%                                 10/02/03     $50,000    $ 49,998,983
     1.02%                                 12/04/03      20,000      19,963,911
     0.99%                                 01/29/04      20,000      19,934,333
     0.98%                                 03/25/04      20,000      19,904,667
   U.S. Treasury Notes
     4.25%                                 11/15/03      27,000      27,081,716
     3.63%                                 03/31/04      45,000      45,549,347
     3.38%                                 04/30/04      20,000      20,241,657
     3.25%                                 05/31/04       8,000       8,105,846
     2.13%                                 08/31/04      10,000      10,068,926
     1.88%                                 09/30/04      10,000      10,068,805
   U.S. Treasury Strip Notes
     1.16%(c)                              08/15/04       9,000       8,907,564
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $239,825,755)                                              239,825,755
                                                                   ------------
REPURCHASE AGREEMENTS -- 64.7%
   Bear Stearns & Co., Inc.
     0.95%                                 10/01/03      30,000      30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,792.
     Collateralized by $30,935,000
     U.S. Treasury Bills 0.00% due
     10/09/03. The value of the collateral
     is $30,931,907.)
   Deutsche Bank Securities, Inc.
     0.95%                                 10/01/03      30,000      30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,792.
     Collateralized by $14,188,000
     U.S. Treasury Notes 5.875% due
     02/15/04 and $11,912,000 U.S.
     Treasury Bonds 7.50% due
     11/15/24. The value of the collateral
     is $30,600,771.)
   Goldman Sachs & Co.
     0.92%                                 10/01/03      30,000      30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,767.
     Collateralized  by $30,134,000
     U.S. Treasury Notes 2.75%-5.25%
     due 10/31/03 to 05/15/04. The value
     of the collateral is $30,600,518.)
   Greenwich Capital Markets, Inc.
     0.95%                                 10/01/03      80,000      80,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $80,002,111.
     Collateralized  by $194,528,306 U.S.
     Treasury Strips 0.00% due 11/15/13
     to 05/15/30. The value of the
     collateral is $81,602,089.)
   J.P. Morgan Chase Bank
     0.95%                                 10/01/03      30,000      30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,792.
     Collateralized  by $30,286,000 U.S.
     Treasury Notes 1.63%-2.00% due
     04/30/05 to 08/31/05. The value of
     the collateral is $30,604,837.)


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
   REPURCHASE AGREEMENTS (CONTINUED)
   Lehman Brothers, Inc.
     0.96%                                 10/01/03     $30,000    $ 30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,800.
     Collateralized by $28,010,000
     U.S. Treasury Notes 5.00% due
     02/15/11. The value of the collateral
     is $30,600,924.)
   Merrill Lynch & Co.
     0.94%                                 10/01/03      30,000      30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,783.
     Collateralized  by $81,195,375
     U.S. Treasury Strips 0.00% due
     02/15/18 to 02/15/25. The value of
     the collateral is $30,600,839.)
   Morgan Stanley & Co., Inc.
     0.95%                                 10/01/03      99,300      99,300,000
     (Agreement dated 09/30/03 to be
     repurchased at $99,302,620.
     Collateralized  by $199,467,000
     U.S. Treasury Strips 0.00% due
     05/15/17 to 08/15/17. The value of
     the collateral is $101,286,164.)
   UBS Warburg LLC
     0.96%                                 10/01/03      30,000      30,000,000
     (Agreement dated 09/30/03 to be
     repurchased at $30,000,800.
     Collateralized by $45,895,000
     U.S. Treasury Strips 0.00% due
     02/15/13. The value of the collateral
     is $30,602,327.)
   UBS Warburg LLC
     0.97%                              12/18/03(b)      50,000      50,000,000
     (Agreement dated 09/18/03 to be                               ------------
     repurchased at $50,121,250.
     Collateralized by $25,000 U.S.
     Treasury Bills 0.00% due 11/28/03
     and $109,051,000 U.S. Treasury
     Strips 0.00% due 02/15/18 to
     11/15/22. The value of the collateral
     is $51,025,900.)

TOTAL REPURCHASE AGREEMENTS
   (Cost $439,300,000)                                              439,300,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $679,125,755(a))                                100.0%     679,125,755

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                          0.0%         334,492
                                                         ------    ------------
NET ASSETS (Equivalent to $1.00
   per share  based on 379,266,762
   Institutional shares, 250,365,329
   Service shares and 49,893,266
   Investor A shares outstanding)                        100.0%    $679,460,247
                                                         ======    ============
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE AND
   INVESTOR A SHARE
   ($679,460,247 / 679,525,357)                                           $1.00
                                                                          =====
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Agreement has a putable option where principal and interest owed can be recovered through demand in seven days.
(c) The rate shown is the effective yield on the zero coupon bonds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                        MUNICIPAL MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS -- 99.8%
ALABAMA -- 2.5%
   Alexander City Industrial Board IDRB
     Series 2000 DN (Southtrust Bank
     LOC) (A-1, P-1)
     1.23%(b)                              10/07/03     $ 1,040    $  1,040,000
   Columbia Industrial Development
     Board PCRB (Alabama Power Co.
     Project) Series 1995B DN
     (A-1, VMIG-1)
     1.25%(b)                              10/01/03       2,600       2,600,000
   Columbia Industrial Development
     Board PCRB (Alabama Power Co.
     Project) Series 1999A DN (A-1)
     1.25%(b)                              10/01/03       1,600       1,600,000
   Geneva County Health Care Authority
     RB Series 2001 DN (Southtrust
     Bank LOC)
     1.23%(b)                              10/07/03       2,833       2,833,000
   Jefferson County Warrants GO Series
     2001B DN (Morgan Guaranty Trust
     LOC) (A-1+, VMIG-1)
     1.25%(b)                              10/01/03       9,200       9,200,000
                                                                   ------------
                                                                     17,273,000
                                                                   ------------
ARKANSAS -- 0.5%
   Little Rock Residential Housing and
     Public Facilities Board Capital
     Improvement RB (Park Systems
     Project) Series 2001 DN (Bank of
     America N.A. LOC) (A-1+)
     1.18%(b)                              10/07/03       3,085       3,085,000
                                                                   ------------
CALIFORNIA -- 8.4%
   California GO Series 2003A RAN
     (Citibank LOC) (SP-1, MIG-1, F-1)
     2.00%                                 06/16/04      27,000      27,174,675
   California Statewide Communities
     Development Authority Multi-Family
     P-Float PT-1268 RB Series 2000
     DN (Merrill Lynch Capital Services
     Liquidity Facility) (A-1+)
     1.20%(b)                              10/07/03      10,000      10,000,000
   Metropolitan Water District RB
     (Southern California Waterworks
     Project) Series 2000B-1 DN
     (Westdeutsche Landesbank LOC)
     (A-1+)
     1.20%(b)                              10/01/03       2,400       2,400,000
   Metropolitan Water District RB
     (Southern California Waterworks
     Project) Series 2001C-2 DN (Lloyds
     Bank SBPA) (A-1+, VMIG-1)
     1.10%(b)                              10/01/03       6,200       6,200,000
   Orange County Sanitation Districts
     Certificates of Participation Series
     2000A DN (Dexia Public Finance
     SBPA) (A-1+, VMIG-1)
     1.20%(b)                              10/01/03       5,685       5,685,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
   Regional Airports Import Corporation
     Los Angeles Terminal Facilities
     Complex RB (Los Angeles
     International Airport Project) Series
     1989 AMT DN (Societe Generale
     LOC) (A1)
     1.20%(b)                              10/01/03     $ 5,200    $  5,200,000
                                                                   ------------
                                                                     56,659,675
                                                                   ------------
DELAWARE -- 0.8%
   Delaware Economic Development
     Authority RB (St. Anne's Episcopal
     School Project) Series 2001 DN
     (Wilmington Trust Co. LOC) (A-1)
     1.25%(b)                              10/07/03       2,000       2,000,000
   Sussex County IDRB (Rehoboth Mall
     Project) Series 2001A DN (All First
     Bank LOC) (A-1)
     1.23%(b)                              10/07/03       3,345       3,345,000
                                                                   ------------
                                                                      5,345,000
                                                                   ------------
DISTRICT OF COLUMBIA -- 0.6%
   District of Columbia RB (Arts &
     Technology Academy Project)
     Series 2002 DN (All First Bank
     LOC) (VMIG-1)
     1.23%(b)                              10/07/03       3,900       3,900,000
                                                                   ------------
FLORIDA -- 4.3%
   Florida Housing Finance Corporation
     Multi-Family RB Series 2000-1234
     DN (Merrill Lynch Capital Services
     SBPA) (A-1C+)
     1.22%(b)                              10/07/03       1,490       1,490,000
   Greater Orlando Aviation Authority
     RB (Special Purpose Cessna
     Aircraft Project) Series 2001 AMT
     DN (Textron, Inc. Guaranty)
     (A-1, P-1)
     2.25%(b)                              10/07/03       4,000       4,000,000
   Lee County IDRB Series 1997 AMT
     DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       2,040       2,040,000
   Municipal Securities Trust Certificates
     RB Series 2002A DN (Bear Stearns
     Capital Market Liquidity Facility and
     AMBAC Insurance) (A-1)
     1.17%(b)                              10/07/03       8,760       8,760,000
   Putnam County Development
     Authority PCRB (Seminole Electric
     Co-op Project) Series 1984D MB
     (A-1)
     1.05%                                 12/15/03       4,650       4,650,000
   Putnam County Development
     Authority PCRB (Seminole Electric
     Co-op Project) Series 1984H-4
     MB (A-1)
     1.02%                                 03/15/04       8,490       8,490,000
                                                                   ------------
                                                                     29,430,000
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA -- 1.0%
   Clayton County Development
     Authority RB (Delta Airlines
     Project) Series 2000B DN
     (Commerzbank LOC) (A-2, VMIG-1)
     1.17%(b)                              10/07/03     $ 3,800    $  3,800,000
   Dougherty County GO Series 2000
     MB (FSA Insurance) (Aaa)
     5.25%                                 10/01/03         930         930,000
   Emanuel County Development
     Authority RB (Jabo Metal
     Fabrication Project) Series 2001
     AMT DN (Suntrust Bank LOC)
     (VMIG-1)
     1.25%(b)                              10/07/03       2,105       2,105,000
                                                                   ------------
                                                                      6,835,000
                                                                   ------------
HAWAII -- 0.2%
   Municipal Securities Trust Certificates
     RB Series 2001A-9011 AMT DN
     (FGIC Insurance) (A-1)
     1.20%(b)(c)                           10/07/03       1,190       1,190,000
                                                                   ------------
IDAHO -- 1.0%
   Blaine County School District GO
     (No. 61 Hailey Project) Series 2003
     RAN (MIG-1)
     2.00%                                 07/30/04       6,600       6,653,106
                                                                   ------------
ILLINOIS -- 9.4%
   Chicago O'Hare International Airport
     Municipal Trust Certificates RB
     Series 2001A DN (Wachovia Bank
     N.A. LOC) (VMIG-1)
     1.33%(b)                              10/07/03       9,900       9,900,000
   Chicago O'Hare International Airport
     RB (General Airport Second Lien
     Project) Series 1988A DN
     (Bayerische Landesbank
     Girozentrale LOC) (VMIG-1)
     1.11%(b)                              10/07/03       4,300       4,300,000
   Illinois Development Finance Authority
     IDRB Series 1996 AMT DN (Bank
     One N.A. LOC)
     1.35%(b)                              10/07/03       1,245       1,245,000
   Illinois Development Finance Authority
     IDRB (Royal Continental Box Co.
     Project) Series 1995A AMT DN
     (ABN-AMRO Bank N.V. LOC) (A-1+)
     1.18%(b)                              10/07/03         300         300,000
   Illinois Development Finance Authority
     Multi-Family RB Series 2001 DN
     (Federal Home Loan Bank
     Guaranty) (A-1C+)
     1.22%(b)                              10/07/03      11,105      11,105,000
   Illinois GO Series 2002 MB (AA, Aa2)
     3.00%                                 10/01/03       1,000       1,000,000
   Illinois GO Series 2003 MB
     2.00%                                 04/15/04      10,000      10,054,849
   Illinois Health Facilities Authority RB
     (Northwestern Memorial Hospital
     Project) Series 1995 DN (A-1+,
     VMIG-1)
     1.20%(b)                              10/01/03       8,000       8,000,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
   Municipal Securities Trust Certificates
     GO Series 2001-9021A DN (Bear
     Stearns LOC) (A-1)
     1.17%(b)(c)                           10/07/03     $ 5,500    $  5,500,000
   Municipal Securities Trust Certificates
     RB Series 2002-2028A DN (MBIA
     Insurance and Bear Stearns Capital
     Market Liquidity Facility) (A-1)
     1.17%(b)(c)                           10/07/03       4,640       4,640,000
   Quad Cities Regional Economic
     Development Authority RB (Whitey's
     Ice Cream Manufacturing Project)
     Series 1995 AMT DN (Bank One
     N.A. LOC)
     1.35%(b)                              10/07/03       1,075       1,075,000
   Regional Transportation Authority GO
     (Merlots Project) Series 2001A-86
     DN (First Union Bank LOC)
     (VMIG-1)
     1.15%(b)                              10/07/03       1,500      1,500,000
   Rockford RB (Fairhaven Christian
     Center Project) Series 2000 DN
     (Bank One N.A. LOC)
     1.25%(b)                              10/07/03       2,050       2,050,000
   Roselle Village IDRB (Abrasive-Form,
     Inc. Project) Series 1995 AMT DN
     (ABN-AMRO Bank N.V. LOC)
     1.33%(b)                              10/07/03       1,100       1,100,000
   Schaumburg IDRB (Termax Corp.
     Project) Series 2000 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03       1,900       1,900,000
   Winnebago County RB (Mill Project)
     Series 1996 DN (Bank One N.A.
     LOC)
     1.20%(b)                              10/07/03          80          80,000
                                                                   ------------
                                                                     63,749,849
                                                                   ------------
INDIANA -- 5.2%
   Dekko Foundation Educational
     Facilities RB Series 2001 DN (Bank
     One N.A. LOC)
     1.30%(b)                              10/07/03       3,000       3,000,000
   Gary Redevelopment District Economic
     Growth RB Series 2001A DN
     (American National Bank & Trust
     Co. LOC) (A-1)
     1.15%(b)                              10/07/03         895         895,000
   Hendricks County Industrial
     Redevelopment Commission Tax
     Increment RB (Heartland Crossing
     Project) Series 2000A DN
     (Huntington National Bank LOC)
     1.20%(b)                              10/07/03       1,100       1,100,000
   Indiana Bond Bank RB Series
     2001-9019 DN (Bear Stearns
     Capital Market Liquidity Facility)
     (A-1)
     1.17%(b)                              10/07/03       5,115       5,115,000
   Indiana Bond Bank RB Series 2001A
     DN (MBIA Insurance and UBS
     Guaranty) (VMIG-1)
     1.28%(b)                              10/07/03      15,605      15,605,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
   Indiana Development Finance Authority
     IDRB Series 2000 AMT DN (Bank
     One N.A. LOC)
     1.35%(b)                              10/07/03     $ 6,600    $  6,600,000
   Knox Economic Development RB (J.W.
     Hicks Project) Series 1998 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03       1,650       1,650,000
   Monroe County IDRB (Griner
     Engineering, Inc. Project) Series
     1997 AMT DN (National City Bank
     N.A. LOC)
     1.23%(b)                              10/07/03       1,013       1,013,000
                                                                   ------------
                                                                     34,978,000
                                                                   ------------
IOWA -- 0.1%
   Iowa Financial Authority Economic
     Development RB (West Liberty
     Foods Project) Series 2002 DN
     (American National Bank & Trust
     Co. LOC)
     1.32%(b)                              10/07/03         940         940,000
                                                                   ------------
KENTUCKY -- 1.7%
   Calvert City PCRB (Air Products &
     Chemicals, Inc. Project) Series
     1993A DN (A-1)
     1.24%(b)                              10/07/03       3,000       3,000,000
   Calvert City PCRB Series 1993B DN
     (A-1)
     1.24%(b)                              10/07/03       1,000       1,000,000
   Clark County PCRB (Eastern Kentucky
     Power Project) Series 1984J-2 MB
     (National Rural Utilities Guaranty)
     (A-1, MIG-1)
     1.15%                                 10/15/03       2,500       2,500,000
   Newport Industrial Building RB
     (Newport Holdings Project) Series
     2001A AMT DN (Huntington
     National Bank LOC)
     1.22%(b)                              10/07/03       1,795       1,795,000
   Pulaski County Solid Waste Disposal
     RB (National Rural Utilities for East
     Kentucky Power Project) Series
     1993B AMT MB (MIG-1)
     1.10%                                 02/17/04       2,900       2,900,000
                                                                   ------------
                                                                     11,195,000
                                                                   ------------
LOUISIANA -- 1.2%
   Iberville Parish PCRB (Air Products &
     Chemicals Project) Series 1992 DN
     (A-1)
     1.24%(b)                              10/07/03       4,000       4,000,000
   Louisiana Public Facilities Authority RB
     (Air Products & Chemicals Project)
     Series 2002 AMT DN (A-1, P-1)
     1.26%(b)                              10/07/03       4,000       4,000,000
                                                                   ------------
                                                                      8,000,000
                                                                   ------------
MARYLAND -- 9.3%
   Baltimore County RB (Odyssey School
     Facility Project) Series 2001 DN
     (M&T Bank Corp. LOC) (A-1)
     1.23%(b)                              10/07/03       4,755       4,755,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
MARYLAND (CONTINUED)
   Baltimore County RB (St. James
     Academy Facility Project) Series
     1999 DN (M & T Bank Corp. LOC)
     (A-1)
     1.18%(b)                              10/07/03     $ 4,410    $  4,410,000
   Baltimore County RB (St. Paul's School
     for Girls Facility Project) Series
     2000 DN (M & T Bank Corp. LOC)
     (A-2)
     1.18%(b)                              10/07/03       2,400       2,400,000
   Frederick County RB (Homewood, Inc.
     Facility Project) Series 1997 DN
     (M & T Bank Corp. LOC) (A-1)
     1.23%(b)                              10/07/03       5,000       5,000,000
   Howard County Economic Development
     RB (Pace, Inc. Project) Series 1995
     DN (M & T Bank Corp. LOC)
     1.23%(b)                              10/07/03       4,000       4,000,000
   Howard County RB (Glenelg Country
     School Project) Series 2001 DN
     (M & T Bank Corp. LOC) (A-1)
     1.18%(b)                              10/07/03       3,380       3,380,000
   Maryland Economic Development
     Authority RB (Association of
     Catholic Charities Project) Series
     1999A DN (First National Bank of
     Maryland LOC) (A-1)
     1.18%(b)                              10/07/03       2,655       2,655,000
   Maryland Economic Development
     Authority RB (Association of
     Catholic Charities Project) Series
     1999B DN (First National Bank of
     Maryland LOC) (A-1)
     1.18%(b)                              10/07/03       1,575       1,575,000
   Maryland Economic Development
     Corporation RB (American Health
     Assistance Foundation Facility
     Project) Series 2001 DN (M & T
     Bank Corp. LOC) (A-1)
     1.23%(b)                              10/07/03       3,620       3,620,000
   Maryland Economic Development
     Corporation RB (Mirage-Tucker LLC
     Facility Project) Series 2002 DN
     (M & T Bank Corp. LOC) (VMIG-1)
     1.28%(b)                              10/07/03       1,425       1,425,000
   Maryland Health & Higher Educational
     Facilities Authority RB (Doctors'
     Community Hospital Issue Project)
     Series 1999 DN (First National
     Bank of Maryland LOC) (A-1)
     1.09%(b)                              10/07/03       4,865       4,865,000
   Maryland Health & Higher Educational
     Facilities Authority RB (Roland Park
     Country School Project) Series 2001
     DN (M & T Bank Corp. LOC) (A-2)
     1.18%(b)                              10/07/03       5,950       5,950,000
Montgomery County Economic
  Development RB (Brooke Grove
  Foundation, Inc. Project) Series
  1998 DN (First National Bank of
  Maryland LOC) (A-1)
     1.22%(b)                              10/07/03       4,905       4,905,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
MARYLAND (CONTINUED)
   Montgomery County Housing Finance
     Authority RB Series 2001-1276 DN
     (Merrill Lynch & Co. Guaranty)
     (A-1C+)
     1.27%(b)                              10/07/03     $ 6,000    $  6,000,000
   Montgomery County RB (Imagination
     Stage, Inc. Facility Project) Series
     2002 DN (M&T Bank Corp. LOC)
     (A-1)
     1.23%(b)                              10/07/03       4,000       4,000,000
   Ocean City RB (Harrison Inn 58 L.P.
     Project) Series 1997 DN (M&T Bank
     Corp. LOC) (A-1)
     1.34%(b)                              10/07/03       3,870       3,870,000
                                                                   ------------
                                                                     62,810,000
                                                                   ------------
MASSACHUSETTS -- 8.3%
   Chelmsford GO Series 2003 BAN
     1.63%                                 04/22/04       2,000       2,005,672
   Leicester Water District GO Series
     2003 BAN
     2.00%                                 06/03/04       1,500       1,508,769
   Marlborough GO Series 2003 RAN
     1.20%                                 06/17/04       2,000       2,004,071
   Massachusetts Development Finance
     Agency RB (Boston University
     Project) Series 2002R-2 DN (XL
     Capital Markets Insurance and
     Societe Generale SBPA)
     (A-1+, VMIG-1)
     1.08%(b)                              10/01/03       4,550       4,550,000
   Massachusetts Development Finance
     Agency RB (Boston University
     Project) Series 2002R-4 DN (XL
     Capital Markets Insurance and
     Societe Generale SBPA)
     (A-1+, VMIG-1)
     1.08%(b)                              10/01/03       3,600       3,600,000
   Massachusetts GO Series 2002A-09
     DN (FSA Insurance and First Union
     Bank SBPA) (A-1)
     1.11%(b)                              10/07/03       1,495       1,495,000
   Scituate GO Series 2003 BAN (MIG-1)
     2.00%                                 03/04/04       5,000       5,018,843
   Wellesley GO Series 2003 BAN
     1.15%                                 06/03/04       6,250       6,256,209
   Westborough GO Series 2003 BAN
     1.38%                                 05/21/04      15,000      15,028,325
   Weston GO Series 2003 BAN
     1.10%                                 02/13/04      10,000      10,003,622
   Winthrop GO Series 2003 BAN (MIG-1)
     1.55%                                 03/18/04       5,000       5,011,421
                                                                   ------------
                                                                     56,481,932
                                                                   ------------
MICHIGAN -- 1.1%
   Detroit Economic Development
     Corporation RB (EH Association
     Ltd. Project) Series 2002 DN
     (Charter One Bank LOC)
     1.20%(b)                              10/07/03       3,630       3,630,000
   Michigan Strategic Fund Limited
     Obligation RB (Horizons of Michigan
     Project) Series 2001 DN (Huntington
     National Bank LOC)
     1.18%(b)                              10/07/03       1,675       1,675,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
   Michigan Strategic Fund Limited
     Obligation RB (Kay Screen Printing,
     Inc. Project) Series 2000 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03     $ 2,400    $  2,400,000
                                                                   ------------
                                                                      7,705,000
                                                                   ------------
MINNESOTA -- 0.4%
   Hennepin County GO Series 1997C
     DN (Westdeutsche Landesbank
     Gironzentrale LOC) (A-1+, VMIG-1)
     0.95%(b)                              10/07/03         400         400,000
   Minneapolis GO Series 1998B DN
     (Bayerische Landesbank
     Gironzentrale LOC) (A-1+, VMIG-1)
     0.95%(b)                              10/07/03       1,000       1,000,000
   Minnesota Higher Education Facilities
     Authority RB (Carleton College
     Project) Series 2000G DN (Wells
     Fargo Bank LOC) (VMIG-1)
     0.95%(b)                              10/07/03       1,400       1,400,000
                                                                   ------------
                                                                       2,800,000
                                                                   ------------
MISSISSIPPI -- 0.6%
   Mississippi Development Bank Special
     Obligation Bonds RB (Correctional
     Facilities Project) Series 2002 DN
     (Amsouth Bank of Alabama LOC)
     (A-1)
     1.18%(b)                              10/07/03       3,985       3,985,000
                                                                   ------------
MISSOURI -- 2.1%
   Maries County Solid Waste
     Management IDRB (Kingsford
     Products Co. Project) Series 1993
     AMT DN (Clorox Co., Inc. Guaranty)
     (A-1)
     1.20%(b)                              10/07/03       4,400       4,400,000
   Missouri Health & Educational
     Facilities Authority Educational
     Facilities RB (Drury College Project)
     Series 1999 DN (U.S. Bank N.A.
     LOC) (VMIG-1)
     1.25%(b)                              10/01/03       9,800       9,800,000
                                                                   ------------
                                                                     14,200,000
                                                                   ------------
NEVADA -- 1.3%
   Clark County Economic Development
     RB (Lutheran Secondary School
     Association Project) Series 2000
     DN (M&T Bank Corp. LOC) (VMIG-1)
     1.35%(b)                              10/07/03       1,600       1,600,000
   Municipal Securities Trust Certificates
     GO Series 2001A-9013 DN (FGIC
     Insurance and Bear Stearns SBPA)
     (A-1+)
     1.17%(b)(c)                           10/07/03       4,500       4,500,000
   Municipal Securities Trust Certificates
     RB Series 2002-9038A DN (FGIC
     Insurance) (A-1)
     1.17%(b)                              10/07/03       2,990       2,990,000
                                                                   ------------
                                                                      9,090,000
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NEW HAMPSHIRE -- 0.3%
   New Hampshire Health and Education
     Facilities Authority RB (Tilton School
     Project) Series 1999 DN (KeyBank
     N.A. LOC)
     1.15%(b)                              10/07/03     $ 2,355    $  2,355,000
                                                                   ------------
NEW JERSEY -- 2.9%
   Brick Township GO Series 2003B BAN
     1.10%                                 02/13/04       5,000       5,005,100
   Jackson Township GO Series 2003
     BAN
     1.50%                                 12/11/03       1,500       1,501,851
   Montclair GO Series 2003 MB
     (AAA, Aaa)
     1.50%                                 05/28/04      10,847      10,878,667
   New Jersey Housing and Mortgage
     Finance Agency RB (Home Buyer
     Project) Series 2003DD RAN
     1.05%                                 04/01/04       2,500       2,500,000
                                                                   ------------
                                                                     19,885,618
                                                                   ------------
NEW MEXICO -- 0.3%
   New Mexico Mortgage Financing
     Authority P-Float PT-836 RB Series
     2003 AMT DN (Merrill Lynch & Co.
     SBPA and AIG Matched Funding
     Group Guaranty)
     1.22%(b)                              10/07/03       2,150       2,150,000
                                                                   ------------
NEW YORK -- 3.6%
   Auburn IDRB (Fat Tire LLC Project)
     Series 1997 DN (KeyBank N.A.
     LOC)
     1.25%(b)                              10/07/03       1,285       1,285,000
   New York City Transitional Finance
     Authority RB Series 1998C DN
     (Bayerische Landesbank
     Gironzentrale LOC) (A-1+, VMIG-1)
     1.15%(b)                              10/01/03       3,000       3,000,000
   New York City Transitional Finance
     Authority RB Series 2003-7 DN
     (Banque Nationale de Paribas SBPA)
     1.16%(b)                              10/07/03       3,595       3,595,000
   New York Energy Research &
     Development Authority PCRB (New
     York Electric & Gas Project) Series
     1994B DN (Mellon Bank LOC)
     (A-1+, VMIG-1)
     1.15%(b)                              10/01/03       1,700       1,700,000
   New York Energy Research &
     Development Authority PCRB (New
     York Electric & Gas Project) Series
     1994C DN (Morgan Guaranty Trust
     LOC) (A-1+, VMIG-1)
     1.15%(b)                              10/01/03       2,100       2,100,000
   New York GO Series 1994H-H2 DN
     (Commerzbank LOC and MBIA
     Insurance) (A-1, VMIG-1)
     1.15%(b)                              10/01/03       6,900       6,900,000
   New York Housing Finance Agency RB
     (East 84th Street Project) Series
     1995A DN (Bayerische Landesbank
     Girozentrale LOC) (VMIG-1)
     1.25%(b)                              10/07/03       1,800       1,800,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
   New York Housing Finance Agency RB
     (Worth Street Housing Project)
     Series 2001A AMT DN (Bayerische
     Landesbank Girozentrale LOC)
     (VMIG-1)
     1.30%(b)                              10/07/03     $ 2,500    $  2,500,000
   New York Medical Care Facilities
     Finance Agency RB Series 1998
     DN (Mellon Bank LOC) (A-1)
     1.09%(b)                              10/07/03       1,700       1,700,000
                                                                   ------------
                                                                     24,580,000
                                                                   ------------
NORTH CAROLINA -- 3.7%
   Greensboro Certificates of Participation
     (Equipment Acquisition Project)
     Series 2000 DN (Wachovia Bank
     N.A. LOC) (A-1+, VMIG-1)
     1.10%(b)                              10/07/03       1,900       1,900,000
   North Carolina Capital Facilities
     Finance Agency Educational
     Facilities RB (Cannon School
     Project) Series 2002 DN (Suntrust
     Bank LOC) (A-1+)
     1.08%(b)                              10/07/03       1,500       1,500,000
   North Carolina Medical Care
     Commission Hospital RB (Park
     Ridge Hospital Project) Series 1988
     DN (Suntrust Bank LOC) (A-1+)
     1.08%(b)                              10/07/03       3,535       3,535,000
   North Carolina Municipal Power Agency
     RB (Catawba Electric Co. Project)
     Series 2003 DN (MBIA Insurance
     and Bank of New York SBPA) (A-1)
     1.12%(b)                              10/07/03       1,700       1,700,000
   North Carolina State GO (Merlots
     Project) Series 2003A-23 DN
     (Wachovia Bank N.A. SBPA)
     (AAA, A-1)
     1.15%(b)                              10/07/03         300         300,000
   North Carolina State GO Series 2002D
     DN (Landesbank Baden SPBA)
     (A-1+, VMIG-1)
     1.00%(b)                              10/07/03       1,500       1,500,000
   North Carolina State GO Series 2002F
     DN (Wachovia Bank N.A. SBPA)
     (A-1+, VMIG-1)
     1.08%(b)                              10/07/03       3,200       3,200,000
   Raleigh County Certificates of
     Participation (Packaging Facilities
     Project) Series 2000A DN (Bank of
     America N.A. SBPA) (A-1+, VMIG-1)
     1.10%(b)                              10/07/03       2,975       2,975,000
   Raleigh Durham Airport Authority RB
     Series 2002 AMT DN (FGIC
     Insurance) (F-1+, VMIG-1)
     1.05%(b)                              10/07/03       6,100       6,100,000
   Rockingham County Industrial Facilities
     and Pollution Control Financing
     Authority RB (Whiteridge, Inc.
     Project) Series 1998 AMT DN
     (Branch Banking & Trust Co. LOC)
     1.20%(b)                              10/07/03          90          90,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   Wake County GO (Public Improvement
     Project) Series 2003A MB (Aaa)
     3.00%                                 04/01/04     $ 2,555    $  2,579,720
                                                                   ------------
                                                                     25,379,720
                                                                   ------------
NORTH DAKOTA -- 0.2%
   Fargo IDRB (Owen Industries, Inc.
     Project) Series 1997 AMT DN
     (Mellon Bank LOC) (A-1)
     1.15%(b)                              10/07/03         600         600,000
   North Dakota Housing Finance Agency
     RB Series 2001A-19 DN (First
     Union Bank LOC) (VMIG-1)
     1.20%(b)                              10/07/03         500         500,000
                                                                   ------------
                                                                      1,100,000
                                                                   ------------
OHIO -- 4.4%
   Cuyahoga County IDRB (Trio
     Diversified Co. Project) Series 2000
     AMT DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       2,195       2,195,000
   Fairfield County GO Series 2003 BAN
     1.52%                                 03/25/04       1,000       1,001,852
   Galion GO Series 2003 BAN
     1.63%                                 06/03/04       1,000       1,002,818
   Greene County GO Series 2003 BAN
     (MIG-1)
     1.30%                                 08/20/04         500         501,003
   Lorain County Hospital Finance
     Authority GO Series 2003 MB
     (A-1+, MIG-1)
     0.95%                                 11/10/03       3,000       3,000,000
   Lucas County Economic Development
     Authority RB (Maumee Valley
     Country Day School Project) Series
     1998 AMT DN (Londesbank NRW
     LOC)
     2.04%(b)                              10/07/03       1,205       1,205,000
   Marysville GO Series 2002 BAN
     2.01%                                 11/13/03       3,494       3,495,049
   Ohio Air Quality Development Authority
     RB (JMG Funding Ltd. Partnership
     Project) Series 1995B AMT DN
     (Societe Generale LOC) (A-1+)
     1.10%(b)                              10/07/03         300         300,000
   Ohio Higher Educational Facility
     Community RB Series 2000C DN
     (Fifth Third Bank N.A. LOC)
     1.25%(b)                              10/07/03       1,615       1,615,000
   Ohio PCRB (Ross Incineration Project)
     Series 2000-1 AMT DN (Bank One
     N.A. LOC)
     1.35%(b)                              10/07/03       1,395       1,395,000
   Powell GO Series 2002 BAN (SP-1+)
     2.04%                                 11/05/03       1,000       1,000,320
   Princeton City School District GO
     Series 2003 BAN
     1.35%                                 01/15/04      10,000      10,012,902
   Richland County GO Series 2002 BAN
     (MIG-1)
     2.10%                                 11/12/03       1,000       1,000,396
   Strongville GO Series 2003 BAN
     1.40%                                 02/12/04         500         500,398


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Summit County Civic Facility RB (Akron
     Area Electrical Joint Apprenticeship
     and Training Trust Project) Series
     2001 DN (KeyBank N.A. LOC)
     1.15%(b)                              10/07/03     $   180    $    180,000
   Wood County IDRB (Aluminite, Inc.
     Project) Series 1997 AMT DN
     (Sky Bank LOC)
     2.04%(b)                              10/07/03       1,470       1,470,000
                                                                   ------------
                                                                     29,874,738
                                                                   ------------
OKLAHOMA -- 0.4%
   Canadian County Home Financing
     Authority P-Float PT-1885 RB
     (Multi-Family Housing Project)
     Series 2003 AMT DN (Merrill Lynch
     & Co. LOC)
     1.27%(b)                              10/07/03       2,650       2,650,000
                                                                   ------------
PENNSYLVANIA -- 2.7%
   Harrisburg Authority RB Series 2001
     DN (Hypovereins Bank LOC) (A-1)
     1.48%(b)                              10/07/03       8,000       8,000,000
   Lancaster County Hospital Authority
     RB (Landis Homes Retirement
     Community Project) Series 2002
     DN (M & T Bank Corp. LOC) (A-2)
     1.18%(b)                              10/07/03       5,000       5,000,000
   Montgomery County Higher Education
     and Health Authority RB
     (Pennsylvania Higher Education and
     Health Loan Project) Series 1996A
     DN (M & T Bank Corp. LOC) (A-1)
     1.09%(b)                              10/07/03         385         385,000
   Philadelphia GO Series 2003 TRAN
     2.00%                                 06/30/04       5,000       5,038,426
                                                                   ------------
                                                                     18,423,426
                                                                   ------------
PUERTO RICO -- 1.0%
   Puerto Rico Commonwealth Highway
     and Transportation Authority P-Float
     PA-1052 RB Series 2002 DN (Merrill
     Lynch & Co. SBPA) (A-1)
     1.13%(b)                              10/07/03       4,500       4,500,000
   Puerto Rico Commonwealth Public
     Improvement GO Series
     2002-II-R-185 DN (FGIC Insurance
     and Salomon Smith Barney SBPA)
     (VMIG-1)
     1.11%(b)                              10/07/03       2,600       2,600,000
                                                                   ------------
                                                                      7,100,000
                                                                   ------------
SOUTH CAROLINA -- 0.5%
   South Carolina Economic Development
     Authority IDRB (Lakeshore Leasing
     Project) Series 2000 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03       1,875       1,875,000
   South Carolina Housing Finance and
     Development RB (Arrington Place
     Apartment Project) Series 2001
     AMT DN (Suntrust Bank LOC)
     (VMIG-1)
     1.25%(b)                              10/07/03       1,300       1,300,000
                                                                   ------------
                                                                      3,175,000
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
TENNESSEE -- 0.3%
   Williamson County IDRB (Numatics,
     Inc. Project) Series 1996 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03     $ 1,800    $  1,800,000
                                                                   ------------
TEXAS -- 11.2%
   Austin Airport Systems RB Series
     2000J AMT DN (MBIA Insurance)
     (VMIG-1)
     1.20%(b)                              10/07/03       2,000       2,000,000
   Brazos Industrial Development
     Corporation Environmental Facilities
     RB (Conocophillips Co. Project)
     Series 2003 AMT MB (A-2, MIG-2)
     1.38%                                 08/01/04       2,000       2,000,000
   Collin County Housing Finance
     Corporation Multi-Family RB
     Series 1999 DN (Merrill Lynch & Co.
     Guaranty) (A-1C+)
     1.20%(b)                              10/07/03       2,355       2,355,000
   Guadalupe-Blanco River Authority
     PCRB (Central Power & Light Co.
     Project) Series 1995 DN (Barclays
     Bank LOC) (A-1+, VMIG-1)
     1.15%(b)                              10/01/03      11,100      11,100,000
   Gulf Coast Waste Disposal Authority
     PCRB (Amoco Oil Co. Project)
     Series 1992 DN (A-1+, P-1)
     1.10%(b)                              10/01/03      12,000      12,000,000
   Gulf Coast Waste Disposal Authority
     PCRB (Exxon Project) Series
     1995 DN (A-1+, VMIG-1)
     1.11%(b)                              10/01/03       6,800       6,800,000
   Houston GO Series 1997A MB
     (AA-, Aa3)
     5.50%                                 03/01/04       1,500       1,527,025
   Lower Colorado River Authority RB
     (Merlots Project) Series 2000RRR
     DN (FSA Insurance and Wachovia
     Bank N.A. SBPA) (VMIG-1)
     1.15%(b)                              10/07/03       1,900       1,900,000
   Texas GO Series 2003 TRAN (SP-1+,
     MIG-1)
     2.00%                                 08/31/04      28,000      28,217,379
   Texas RB Series 2000 DN (VMIG-1)
     1.33%(b)                              10/07/03       8,200       8,200,000
                                                                   ------------
                                                                     76,099,404
                                                                   ------------
VIRGINIA -- 4.6%
   Alexandria IDRB (Association for
     Supervision & Curriculum
     Development Project) Series 1997
     DN (First Union Bank LOC) (A-1)
     1.05%(b)                              10/07/03         300         300,000
   Alexandria IDRB (Young Men's
     Christian Association of Billings
     Project) Series 1998 DN (First
     National Bank of Maryland LOC)
     (A-1+)
     1.23%(b)                              10/07/03       1,000       1,000,000
   Fairfax County Economic Development
     Authority RB (NISH Project) Series
     2002 501-C-3 DN (Suntrust Bank
     LOC) (VMIG-1)
     1.10%(b)                              10/07/03       1,200       1,200,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (CONTINUED)
   Fairfax County IDRB (Fairfax Hospital
     System Project) Series 1988C DN
     (Inova Health System Liquidity
     Facility) (A-1+, VMIG-1)
     1.05%(b)                              10/07/03     $    20    $     20,000
   Fairfax County IDRB (Inova Health
     Systems Project) Series 2000 DN
     (A-1+, VMIG-1)
     1.04%(b)                              10/07/03         500         500,000
   Halifax County GO (Vepco Project)
     Series 2003 TECP (A-1, MIG-1)
     1.24%                                 11/07/03       2,500       2,500,000
   Harrisonburg Redevelopment and
     Housing Authority Lease Purchase
     RB Series 2001A DN (Societe
     Generale LOC) (A-1+)
     1.20%(b)                              10/07/03       1,000       1,000,000
   Henrico County Economic
     Development Authority Residential
     Care Facility RB (Westminster
     Centerbury Project) Series 2003B
     (KBC Bank LOC) DN (VMIG-1)
     1.05%(b)                              10/07/03       3,000       3,000,000
   Loudoun County Educational Facilities
     IDRB (Hill School Project) Series
     2002 DN (Suntrust Bank LOC)
     1.10%(b)                              10/07/03       2,000       2,000,000
   Loudoun County IDRB (Howard
     Hughes Medical Institute Project)
     Series 2003D DN (A-1+, VMIG-1)
     1.02%(b)                              10/07/03       1,500       1,500,000
   Loudoun County IDRB (Howard
     Hughes Medical Institute Project)
     Series 2003F DN (A-1+, VMIG-1)
     1.05%(b)                              10/07/03       1,500       1,500,000
   Norfolk Redevelopment and Housing
     Authority Multi-Family Housing RB
     (Residential Rental Project) Series
     2003 AMT DN (Suntrust Bank LOC)
     1.30%(b)                              10/07/03       2,130       2,130,000
   University of Virginia RB Series 2003A
     DN (A-1+, VMIG-1)
     1.02%(b)                              10/07/03       2,510       2,510,000
   University of Virgnia RB Series
     2003B-31 DN (Wachovia Bank N.A.
     SBPA) (VMIG-1)
     1.15%(b)                              10/07/03         900         900,000
   Virginia Beach Development Authority
     Multi-Family Housing RB Series
     1999-1146 DN (Merrill Lynch & Co.
     SBPA)
     1.14%(b)                              10/07/03       2,700       2,700,000
   Virginia College Building Authority
     Educational Facilities RB (University
     of Richmond Project) Series 1996
     DN (Crestar Bank N.A. SBPA)
     (VMIG-1)
     1.05%(b)                              10/07/03       1,750       1,750,000
   Virginia College Building Authority
     Educational Facilities RB (University
     of Richmond Project) Series 1999
     DN (Crestar Bank N.A. SBPA)
     (VMIG-1)
     1.05%(b)                              10/07/03       3,395       3,395,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (CONTINUED)
   Virginia Commonwealth Transportation
     Board Transportation RB Series 2000
     SG-134 DN (Societe Generale SBPA)
     (A-1C+)
     1.13%(b)                              10/07/03     $ 2,300    $  2,300,000
   Virginia Resource Authority Clean
     Water State Revolving Fund RB
     Series 2000 DN (Merrill Lynch &
     Co. SBPA) (A-1)
     1.13%(b)                              10/07/03         405         405,000
   Virginia Small Business Financing
     Authority IDRB (Ennstone Project)
     Series 1999 AMT DN (Wachovia
     Bank N.A. LOC) (Aa2)
     1.15%(b)                              10/07/03         620         620,000
                                                                   ------------
                                                                     31,230,000
                                                                   ------------
WASHINGTON -- 0.3%
   Chelan County Public Utility District RB
     Series 2001B DN (MBIA Insurance)
     (A-1)
     1.20%(b)                              10/07/03       1,150       1,150,000
   Yakima County Public Corp. RB
     (Michelson Packaging Co. Project)
     Series 2000 AMT DN (Bank of
     America N.A. LOC) (A-1+)
     1.25%(b)                              10/07/03         805         805,000
                                                                   ------------
                                                                      1,955,000
                                                                   ------------
WEST VIRGINIA -- 0.7%
   Municipal Securities Trust Certificates
     RB Series 2002A-9026 DN (MBIA
     Insurance and Bear Stearns
     Liquidity Facility) (A-1)
     1.17%(b)(c)                           10/07/03       4,990       4,990,000
                                                                   ------------
WISCONSIN -- 2.0%
   Amery IDRB (Plastech Corp. Project)
     Series 1997 AMT DN (U.S. Bank
     N.A. LOC)
     1.30%(b)                              10/07/03       2,000       2,000,000
   Germantown IDRB (Cambridge Major
     Labs Project) Series 2003 AMT DN
     (Bank One N.A. LOC)
     1.29%(b)                              10/07/03       6,000       6,000,000
   Mequon IDRB (Johnson Level GRW
     Investment Project) Series 1995
     AMT DN (Bank One N.A. LOC)
     1.35%(b)                              10/01/03         750         750,000
   Southeast Wisconsin Professional
     Baseball Park RB Series 2000Y
     DN (MBIA Insurance) (VMIG-1)
     1.15%(b)                              10/07/03       2,280       2,280,000
   Watertown GO Series 2003A BAN
     1.50%                                 03/24/04       1,950       1,951,545
   Whitewater IDRB (Husco International,
     Inc. Project) Series 1997 AMT DN
     (LaSalle National Bank LOC) (A-1+)
     1.18%(b)                              10/07/03         500         500,000
                                                                   ------------
                                                                     13,481,545
                                                                   ------------


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
MULTI-STATES -- 0.7%
   ABN-AMRO Munitops Certificates RB
     Series 2002-23 AMT MB
     1.90%                                 10/08/03     $ 2,000    $  2,000,000
   MuniMae Trust P-Float PT 617 RB
     Series 2002 AMT DN (FHLMC
     Insurance and Merrill Lynch & Co.
     SBPA) (A-1+)
     1.22%(b)                              10/07/03       3,000       3,000,000
                                                                   ------------
                                                                      5,000,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $677,535,013(a))                                 99.8%     677,535,013

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                          0.2%       1,170,622
                                                         ------    ------------
NET ASSETS (Equivalent to $1.00 per
   share based on 437,595,888
   Institutional shares, 88,795,480
   Service shares, 143,301,060 Hilliard
   Lyons shares and 9,018,871 Investor
   A shares outstanding)                                 100.0%    $678,705,635
                                                         ======    ============

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE,
   HILLIARD LYONS AND INVESTOR
   A SHARE
   ($678,705,635 / 678,711,299)                                           $1.00
                                                                          =====

----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2003, the fund held 3.1% of its net assets, with a current market value of $20,820,000, in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                   NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS -- 99.7%
NEW JERSEY -- 96.2%
   Bergen County Utilities Authority Water
     PCRB Series 1992B MB (FGIC
     Insurance) (AAA, Aaa)
     5.60%                                 12/15/03     $   500    $    504,540
   Bernards Township Sewer Authority RB
     Series 1985 MB (Wachovia Bank
     N.A. LOC) (A-1)
     1.70%                                 12/15/03       1,575       1,575,000
   Bloomfield Township GO Series 2002
     MB (FGIC Insurance) (AAA)
     3.50%                                 11/01/03         500         500,982
   Camden County Improvement
     Authority RB (Congregation Beth-El
     Project) Series 2001 DN (Commerce
     Bank N.A. LOC)
     1.13%(b)                              10/07/03       2,430       2,430,000
   Cape May County Municipal Utilities
     and Sewer Authority RB Series
     2002A MB (FSA Insurance)
     (AAA, Aaa)
     5.60%                                 01/01/04         505         510,483
   East Hanover Township GO Series
     2003 BAN
     2.00%                                 03/26/04         500         502,102
   Freehold Regional High School GO
     Series 2000 MB (FGIC Insurance)
     (AAA, Aaa)
     5.50%                                 03/01/04         600         610,770
   Gloucester County GO Series 2003
     MB (MBIA Insurance) (AAA, Aaa)
     2.00%                                 07/15/04         940         947,360
   Green Brook Township GO Series 2003
     BAN
     2.00%                                 03/12/04       1,670       1,676,250
   Haddonfield School District GO Series
     2003 MB
     2.00%                                 02/05/04       4,500       4,512,843
   Highland Park GO Series 2002 MB
     (MBIA Insurance) (Aaa)
     2.00%                                 10/15/03         430         430,065
   Hopewell Township GO Series 2002 MB
     (AMBAC Insurance) (AAA)
     4.00%                                 11/01/03         325         325,643
   Hudson County Certificates of
     Participation Series 2001A-35 DN
     (MBIA Insurance) (VMIG-1)
     1.12%(b)                              10/07/03       4,960       4,960,000
   Jackson Township GO Series 2003
     BAN
     1.50%                                 12/11/03       3,238       3,241,995
   Kearny GO Series 2003 MB (FSA
     Insurance) (Aaa)
     2.00%                                 02/01/04         700         701,795
   Manchester Township GO Series 2003
     BAN
     2.00%                                 03/26/04       1,055       1,059,487
   Manchester Township GO Series 2003
     MB (MBIA Insurance) (AAA)
     2.00%                                 10/01/03         600         600,000
   Middlesex County GO Series 2003 MB
     (AAA, Aa1)
     2.00%                                 06/15/04       1,440       1,451,095


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
   Middlesex County Improvement
    Authority RB Series 2003 MB
     (AAA, Aa1)
     2.00%                                 09/15/04     $ 2,660    $  2,683,080
   Monmouth County GO Series 2002
     MB (AAA, Aaa)
     3.25%                                 07/15/04         450         457,895
   Monmouth County Improvement
     Authority RB (Capital Equipment
     Pooled Lease Project) Series 1999
     MB (AAA, Aaa)
     4.20%                                 10/01/03         330         330,000
   Montclair GO Series 2003 BAN
     1.50%                                 05/28/04       6,000       6,017,517
   New Jersey Economic Development
     Authority Market Transition Facilities
     RB Series 1994A MB (MBIA
     Insurance) (AAA, Aaa)
     5.80%                                 07/01/04       1,000       1,056,462
   New Jersey Economic Development
     Authority Multi-Mode IDRB (V & S
     Amboy Galvanizing LLC Project)
     Series 1999 AMT DN (KeyBank
     N.A. LOC)
     1.25%(b)                              10/07/03       2,830       2,830,000
   New Jersey Economic Development
     Authority RB (Beldar Business Form
     Manufacturing Project) Series 1999
     AMT DN (First Union Bank LOC)
     1.22%(b)                              10/07/03         900         900,000
   New Jersey Economic Development
     Authority RB (Bethany Baptist
     Church Project) Series 1998 DN
     (First Union Bank LOC)
     1.12%(b)                              10/07/03         360         360,000
   New Jersey Economic Development
     Authority RB (Denglas Technologies
     Project) Series 2000 AMT DN
     (Commerce Bank N.A. LOC)
     1.23%(b)                              10/07/03       3,700       3,700,000
   New Jersey Economic Development
     Authority RB (Hamilton Industrial
     Development Project) Series 1998
     DN (First Union Bank LOC)
     1.17%(b)                              10/07/03       1,785       1,785,000
   New Jersey Economic Development
     Authority RB (J. James Realty Co.
     Project) Series 1998 AMT DN (First
     Union Bank LOC)
     1.22%(b)                              10/07/03         600         600,000
   New Jersey Economic Development
     Authority RB (Nandan Co. Project)
     Series 2000 AMT DN (M&T Bank
     Corp. LOC) (A-1)
     1.13%(b)                              10/07/03       3,015       3,015,000
   New Jersey Economic Development
     Authority RB (Nandan Co. Project)
     Series 2001 DN (M&T Bank Corp.
     LOC) (A-1)
     1.13%(b)                              10/07/03       2,100       2,100,000
   New Jersey Economic Development
     Authority RB (Newark Fibers, Inc.
     Project) Series 1998 AMT DN (Bank
     of New York LOC)
     1.10%(b)                              10/07/03       1,133       1,132,500


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
             NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
   New Jersey Economic Development
     Authority RB (Parke Place
     Association Project) Series 2000
     AMT DN (Commerce Bank N.A.
     LOC)
     1.23%(b)                              10/07/03     $ 7,725    $  7,725,000
   New Jersey Economic Development
     Authority RB (Pennington Montessori
     School Project) Series 1998 AMT
     DN (First Union Bank LOC)
     1.22%(b)                              10/07/03       1,205       1,205,000
   New Jersey Economic Development
     Authority RB (Somerset Hills YMCA
     Project) Series 2003 DN
     1.13%(b)                              10/01/03       2,000       2,000,000
   New Jersey Economic Development
     Authority RB (Stuart Country Day
     School Project) Series 2002 DN
     (M&T Bank Corp. LOC) (VMIG-1)
     1.15%(b)                              10/07/03       2,600       2,600,000
   New Jersey Economic Development
     Authority RB (Thermal Energy LP
     Project) Series 1995 AMT DN (Bank
     One N.A. LOC) (VMIG-1)
     1.10%(b)                              10/07/03       4,000       4,000,000
   New Jersey Economic Development
     Authority Special Facilities RB (Port
     Newark Container LLC Project)
     Series 2003 AMT DN (Citibank LOC)
     (A-1+, Aa)
     1.12%(b)                              10/07/03       5,600       5,600,000
   New Jersey Health Care Facilities
     Financing Authority RB (Meridian
     Health Systems Project) Series 2003
     DN (J.P. Morgan Chase LOC)
     (A-1+, VMIG-1)
     1.05%(b)                              10/07/03         500         500,000
   New Jersey Health Care Facilities
     Financing Authority RB (Merlots
     Project) Series 2001A DN (First
     Union Bank LOC and AMBAC
     Insurance) (VMIG-1)
     1.12%(b)                              10/07/03       2,300       2,300,000
   New Jersey Health Care Facilities
     Financing Authority RB (St. Joseph's
     Project) Series 2003A-6 DN (Valley
     National Bank LOC) (A2, VMIG-1)
     1.07%(b)                              10/07/03       3,250       3,250,000
   New Jersey Housing and Mortgage
     Finance Agency RB (Merlots Project)
     Series 2000A-2 DN (MBIA Insurance
     and Wachovia Bank N.A. SBPA)
     (Aaa)
     1.17%(b)                              10/07/03       2,210       2,210,000
   New Jersey Housing and Mortgage
     Finance Agency RB (Single Family
     Housing Project) Series 2003B AMT
     MB (SP-1+, MIG-1)
     1.10%                                 10/01/04       3,185       3,185,000
   New Jersey State GO Series 1992D
     MB (AA, Aa2)
     5.50%                                 02/15/04         750         762,498
   New Jersey State GO Series 1998 MB
     (AA, Aa2)
     5.25%                                 03/01/04         225         228,816


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
   New Jersey State Municipal Trust
     Certificates GO Series 2001A
     ZTC-37 DN (UBS SBPA) (VMIG-1)
     1.18%(b)                              10/07/03     $ 1,200    $  1,200,000
   New Jersey State Municipal Trust
     Certificates GO Series 2001A
     ZTC-39 DN (UBS SBPA) (VMIG-1)
     1.18%(b)                              10/07/03      10,000      10,000,000
   New Jersey State Municipal Trust
     Receipts Series 2002-L42J DN
     (Lehman Brothers, Inc. Liquidity
     Facility) (VMIG-1)
     1.12%(b)                              10/07/03       9,910       9,910,000
   New Jersey State Transportation
     Certificates of Participation Series
     2003 MB (FSA Insurance) (AAA)
     2.00%                                 10/01/03         500         500,000
   New Jersey State Transportation
     Corporation RB (Capital Grant
     Anticipation Notes Project) Series
     2000C MB (AMBAC Insurance)
     (AAA, Aaa)
     5.25%                                 02/01/04       2,050       2,078,291
   New Jersey State Transportation Trust
     Fund Authority RB Series
     2002-II-R-149 MB (Citibank LOC
     and AMBAC Insurance) (MIG-1)
     1.20%                                 11/13/03       3,495       3,495,000
   New Jersey State Turnpike Authority
     RB Series 1991D DN (Society
     General LOC and FGIC Insurance)
     (A-1+, VMIG-1)
     1.10%(b)                              10/07/03       5,100       5,100,000
   Ocean Township GO Series 2003 BAN
     1.75%                                 01/16/04       1,000       1,001,734
   Port Authority of New York and New
     Jersey GO Series 2003 RAN
     (SP-1+, MIG-1)
     2.00%                                 10/15/03       3,000       3,001,113
   Port Authority of New York and New
     Jersey Special Obligation RB Series
     2003 PT-1755 DN (MBIA Insurance
     and Merrill Lynch & Co. SBPA)
     (AAA, F-1+)
     1.15%(b)                              10/07/03       6,000       6,000,000
   Port Authority of New York and New
     Jersey Special Obligation RB Series
     2003 PT-1847 AMT DN (MBIA Insurance
     and Merrill Lynch & Co. SBPA)
     1.20%(b)                              10/07/03       3,995       3,995,000
   Red Bank GO Series 2003 BAN
     1.50%                                 06/25/04       3,468       3,483,090
   Rockaway Township GO Series 2004
     MB (MBIA Insurance) (AAA, Aaa)
     2.10%                                 07/15/04         470         474,043
   Salem County Pollution Control
     Financing Authority PCRB (E.I.
     DuPont de Nemours Project) Series
     1982A DN (A-1+, P-1)
     1.00%(b)                              10/07/03       9,600       9,600,000
   Vernon Township GO Series 2003 TAN
     2.50%                                 02/02/04       2,000       2,009,652


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
             NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
   Warren Hills Regional School
     Certificates of Participation Series
     2003 MB (FSA Insurance)
     (AAA, Aaa)
     2.00%                                 12/15/03     $   410    $    410,832
   West Long Branch GO Series 2003
     BAN
     2.00%                                 02/12/04       2,013       2,019,037
                                                                   ------------
                                                                    153,351,970
                                                                   ------------
PUERTO RICO -- 3.5%
   ABN-AMRO Munitops Trust Certificates
     Series 2000-17 MB (ABN-AMRO
     Bank N.V. LOC) (MIG-1)
     1.70%                                 10/22/03       3,000       3,000,000
   Puerto Rico Commonwealth Highway
     and Transportation Authority P-Float
     PA-1052 RB Series 2002 DN (Merrill
     Lynch & Co. SBPA) (A-1)
     1.13%(b)                              10/07/03       2,200       2,200,000
   Puerto Rico Commonwealth Public
     Improvement GO Series
     2002-II-R-185 DN (FGIC Insurance
     and Salomon Smith Barney SBPA)
     (VMIG-1)
     1.11%(b)                              10/07/03         300         300,000
                                                                   ------------
                                                                      5,500,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $158,851,970(a))                                 99.7%     158,851,970

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                          0.3%         511,069
                                                         ------    ------------
NET ASSETS (Equivalent to $1.00
   per share based on 77,263,487
   Institutional shares, 64,334,415
   Service shares and 17,777,757
   Investor A shares outstanding)                        100.0%    $159,363,039
                                                         ======    ============

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE AND
   INVESTOR A SHARE
   ($159,363,039 / 159,375,659)                                           $1.00
                                                                          =====
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                 NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS -- 99.7%
NORTH CAROLINA -- 92.9%
   Appalachian State University RB
     Series 2003A MB (FGIC Insurance)
     (AAA)
     2.00%                                 05/01/04     $   620    $    623,038
   Buncombe County Industrial Facilities
     and Pollution Control Financing
     Authority RB (Lustar Dyeing, Inc.
     Project) Series 1998 AMT DN
     (First Union Bank LOC)
     1.25%(b)                              10/07/03       2,325       2,325,000
   Buncombe County Public Improvement
     GO Series 2002A MB (AA, Aa2)
     2.25%                                 12/01/03         420         420,817
   Carteret County Certificates of
     Participation (Public Facilites
     Project) Series 2002 MB (AMBAC
     Insurance) (AAA, Aaa)
     2.50%                                 06/01/04       1,160       1,171,501
   Cary Public Improvement GO Series
     2003 MB (AAA)
     2.00%                                 06/01/04       2,000       2,012,959
   Charlotte Airport P-Float PT 719 RB
     Series 2003 AMT DN (MBIA
     Insurance and Banque Nationale
     de Paribas SBPA)
     (AAA, A-1+)
     1.20%(b)                              10/07/03       3,335       3,335,000
   Charlotte Airport RB Series 1993A
     DN (MBIA  Insurance and
     Commerzbank SBPA)
     (A-2, VMIG-1, AAA, Aaa)
     1.25%(b)                              10/07/03       7,575       7,575,000
   Charlotte Certificates of Participation
     (Convention Facilities Project)
     Series 2003A MB (AA+, Aa2)
     5.00%                                 08/01/04         760         784,539
   Charlotte Certificates of Participation
     (Convention Facilities Project)
     Series 2003B DN (A-1, VMIG-1)
     1.10%(b)                              10/01/03       5,000       5,000,000
   Charlotte Certificates of Participation
     (Equipment Acquisition Project)
     Series 2003 MB (Aa1)
     2.25%                                 03/01/04       1,220       1,225,667
   Charlotte Certificates of Participation
     (Governmental Facilities Project)
     Series 2003F MB (Bank of America
     N.A. SBPA) (A-1+, MIG-1)
     1.03%                                 06/01/04       3,000       3,000,000
   Charlotte Certificates of Participation
     (Law Enforcement Center Project)
     Series 2003E MB (AA+, Aa2)
     2.00%                                 06/01/04         795         799,978
   Charlotte Water and Sewer GO Series
     1994 MB (AAA, Aaa)
     5.90%                                 02/01/04         250         258,968
     5.70%                                 02/01/04         200         207,147
   Charlotte-Mecklenburg Hospital
     Authority RB (Health Care Systems
     Project) Series 1996D DN
     (NationsBank LOC) (A-1+, VMIG-1)
     1.07%(b)                              10/07/03         400         400,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   Charlotte-Mecklenberg Hospital
     Authority RB (Health Care Systems
     Project) Series 2003A MB
     (Aa3, AA)
     2.00%                                 01/15/04     $   500    $    501,217
   Cleveland County Industrial Facilities
     and Pollution Control Financing
     Authority RB (PPG Industries, Inc.
     Project) Series 1994 DN (A-1)
     1.28%(b)                              10/07/03       3,300       3,300,000
   Cleveland County Industrial Facilities
     and Pollution Control Financing
     Authority RB (Blachford Rubber
     Corp. Project) Series 2003 DN
     (Bank One N.A. LOC)
     1.20%(b)                              10/07/03       5,000       5,000,000
   Dare County GO Series 2003 MB
     (MBIA Insurance) (AAA, Aaa)
     2.00%                                 05/01/04       1,665       1,675,112
   Durham County GO Series 2002-643
     DN (Morgan Stanley Group LOC)
     (VMIG-1)
     1.15%(b)                              10/07/03       5,000       5,000,000
   Forsyth County Certificates of
     Participation (Public Facilities and
     Equipment Project) Series 2001
     MB (AA+, Aa1)
     4.00%                                 10/01/03         760         760,000
   Greensboro Certificates of Participation
     (Parking Facilities Project) Series
     2002 MB (AA+, Aa2)
     3.00%                                 12/01/03       2,010       2,016,383
   Guilford County GO Series 2002A MB
     (AAA, Aa1)
     3.50%                                 10/01/03         130         130,000
   Guilford County GO Series 2002D MB
      (AAA, Aa1)
     2.50%                                 04/01/04       2,070       2,084,439
   Guilford County Industrial Facilities and
     Pollution Control Financing Authority
     RB (Quantum Group, Inc. Project)
     Series 2000 AMT DN (Bank of
     America N.A. LOC) (F-1+, AA)
     1.20%(b)                              10/07/03         830         830,000
   Iredell County Industrial Facilities and
     Pollution Control Financing Authority
     RB (B & B Fabricators Project)
     Series 1999 AMT DN (Bank of
     America N.A. LOC) (F-1+, AA)
     1.20%(b)                              10/07/03       2,300       2,300,000
   Lee County Industrial Facilities and
     Pollution Control Financing Authority
     RB (Trion, Inc. Project) Series 1995
     DN (Wachovia Bank N.A. LOC)
     1.15%(b)                              10/07/03         100         100,000
   Lee County Industrial Facilities and
     Pollution Control Financing Authority
     RB (Var-Arden Corp. Project) Series
     1999 AMT DN (Comerica Bank N.A.
     LOC)
     1.25%(b)                              10/07/03       4,800       4,800,000
   Mecklenburg County GO Series 2000E
     DN (Bank of America N.A. LOC)
     (A-1+, VMIG-1)
     1.10%(b)                              10/07/03         700         700,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
           NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   Mecklenburg County Industrial
     Facilities and Pollution Control
     Financing Authority IDRB (Griffith
     Micro Science Project) Series 1995
     AMT DN (ABN-AMRO Bank N.V.
     LOC) (A-1+)
     1.20%(b)                              10/07/03     $ 3,000    $  3,000,000
   Mecklenburg County Industrial
     Facilities and Pollution Control
     Financing Authority IDRB (Otto
     Industries, Inc. Project) Series 1988
     DN (Bank of America N.A. LOC)
     1.20%(b)                              10/07/03       2,285       2,285,000
   Mecklenburg County Industrial
     Facilities and Pollution Control
     Financing Authority IDRB (Piedmont
     Plastics Project) Series 1997 AMT
     DN (Branch Banking & Trust Co.
     LOC)
     1.20%(b)                              10/07/03       3,180       3,180,000
   Mecklenburg County Public
     Improvement GO Series 2000D
     MB (AAA, Aaa)
     4.75%                                 04/01/04         730         743,243
   Mecklenburg County Public
     Improvement GO Series 2001D
     MB (AAA, Aaa)
     4.00%                                 02/01/04         100         100,953
   Moore County Public Improvement
     GO Series 2003 MB (FGIC
     Insurance) (AAA, Aaa)
     5.00%                                 06/01/04         400         410,018
   New Hanover County Certificates of
     Participation (New Hanover County
     Project) Series 2003 MB (AMBAC
     Insurance) (AAA, Aaa)
     2.00%                                 03/01/04         300         301,035
   New Hanover County Public
     Improvement GO Series 2000 MB
     (AA-, Aa2)
     5.30%                                 11/01/03         600         601,925
   North Carolina Capital Facilities
     Finance Agency Educational
     Facilities RB (Cannon School
     Project) Series 2002 DN (Suntrust
     Bank LOC) (A-1+)
     1.08%(b)                              10/07/03       1,500       1,500,000
   North Carolina Educational Facilities
     Financing Agency RB (Gaston Day
     School Project) Series 2000 DN
     (Bank of America N.A. LOC) (F-1+)
     1.10%(b)                              10/07/03         100         100,000
   North Carolina Housing Finance
     Agency RB (Merlots Project) Series
     2000A-37 AMT DN (First Union
     Bank LOC) (VMIG-1)
     1.20%(b)                              10/07/03       2,635       2,635,000
   North Carolina Housing Finance
     Agency RB (Merlots Project) Series
     2001A-70 AMT DN (First Union
     Bank LOC) (VMIG-1)
     1.20%(b)                              10/07/03       2,085       2,085,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   North Carolina Housing Finance
     Agency RB (Municipal Securities
     Trust Certificates Project) Series
     2002A-9034 AMT DN (Bear Stearns
     SBPA) (A-1)
     1.20%(b)                              10/07/03     $ 9,240    $  9,240,000
   North Carolina Housing Finance
     Agency RB Series 2002 II-R-175
     DN (Salomon Smith Barney SBPA)
     (Aa2, VMIG-1)
     1.20%(b)                              10/07/03       6,695       6,695,000
   North Carolina Medical Care
     Commission Health Care Facilities
     RB (Lutheran Services for the Aging
     Project) Series 1998 DN (Branch
     Banking & Trust Co. LOC) (A-1)
     1.10%(b)                              10/07/03         100         100,000
   North Carolina Medical Care
     Commission Hospital RB
     (Aces-Pooled Equipment Financing
     Project) Series 1985 DN (MBIA
     Insurance and KBC Bank SBPA)
     (A-1+, VMIG-1)
     1.05%(b)                              10/07/03         200         200,000
   North Carolina Medical Care
     Commission Hospital RB (Angel
     Medical Center, Inc. Project) Series
     1997 DN (First Union Bank LOC) (A-1)
     1.05%(b)                              10/07/03         600         600,000
   North Carolina Medical Care
     Commission Hospital RB (Baptist
     Hospital Project) Series 1992B DN
     (Wachovia Bank N.A. LOC)
     (A-1+, VMIG-1)
     1.04%(b)                              10/07/03         500         500,000
   North Carolina Medical Care
     Commission Hospital RB (Baptist
     Hospital Project) Series 1996 DN
     (Wachovia Bank N.A. LOC)
     (A-1+, VMIG-1)
     1.04%(b)                              10/07/03         200         200,000
   North Carolina Medical Care
     Commission Hospital RB (Baptist
     Hospital Project) Series 2000 DN
     (Wachovia Bank N.A. LOC)
     (A-1+, VMIG-1)
     1.04%(b)                              10/07/03         500         500,000
   North Carolina Medical Care
     Commission Hospital RB (Lincoln
     Health System Project) Series
     1996A DN (Bank of America N.A.
     LOC) (A-1, VMIG-1)
     1.10%(b)                              10/07/03         700         700,000
   North Carolina Medical Care
     Commission Hospital RB (Lutheran
     Retirement Project) Series 1999
     DN (Bank of America N.A. LOC)
     (VMIG-1)
     1.10%(b)                              10/07/03       2,170       2,170,000
   North Carolina Medical Care
     Commission Hospital RB
     (McDowell Hospital, Inc. Project)
     Series 1999 DN (Wachovia Bank
     N.A. SBPA) (A-1)
     1.05%(b)                              10/07/03         900         900,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
           NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   North Carolina Medical Care
     Commission Hospital RB (Moses
     H. Cone Memorial Hospital Project)
     Series 1993 DN (Wachovia Bank
     N.A. LOC) (A-1)
     1.05%(b)                              10/07/03     $   300    $    300,000
   North Carolina Medical Care
     Commission Hospital RB (Moses
     H. Cone Memorial Hospital Project)
     Series 1998 DN (Wachovia Bank
     N.A. LOC) (A-1)
     1.05%(b)                              10/07/03         200         200,000
   North Carolina Medical Care
     Commission Hospital RB (Moses H.
     Cone Memorial Hospital Project)
     Series 2001A DN (Chase
     Manhattan LOC) (A-1+)
     1.05%(b)                              10/07/03       2,500       2,500,000
   North Carolina Medical Care
     Commission Hospital RB (Park
     Ridge Hospital Project) Series
     1988 DN (Suntrust Bank LOC)
     (A-1+)
     1.08%(b)                              10/07/03       4,690       4,690,000
   North Carolina Medical Care
     Commission Retirement Facilities
     RB (Aldersgate Project) Series
     2001 DN (Branch Banking & Trust
     Co. LOC) (A-1)
     1.15%(b)                              10/07/03       1,200       1,200,000
   North Carolina Medical Care
     Commission Retirement Facilities
     RB (Brookwood Project) Series
     2001C DN (Branch Banking &
     Trust Co. LOC) (A-1)
     1.15%(b)                              10/07/03       2,500       2,500,000
   North Carolina Municipal Power
     Agency P-Float PT 757 RB
     (Catawba Electric Co. Project)
     Series 2003 DN (AMBAC Insurance
     and Merrill Lynch & Co. SPBA)
     (AAA, F-1+)
     1.13%(b)                              10/07/03       4,500       4,500,000
   North Carolina Municipal Power
     Agency RB (Catawba Electric Co.
     Project) Series 1993 MB (MBIA
     Insurance) (AAA, Aaa)
     5.00%                                 01/01/04         545         550,362
   North Carolina Ports Authority Exempt
     Facilities RB (Wilmington Bulk LLC
     Project) Series 2001A AMT DN
     (Branch Banking & Trust Co. LOC)
     1.20%(b)                              10/07/03       2,805       2,805,000
   North Carolina State Clean Water GO
     Series 1995A MB (AAA, Aa1)
     5.20%                                 06/01/04         250         256,677
   North Carolina State GO (Merlots
     Project) Series 2003A-23 DN
     (Wachovia Bank N.A. SBPA) (AAA,
     A-1)
     1.15%(b)                              10/07/03       6,300       6,300,000
   North Carolina State GO Series 1997A
     MB (AAA, Aa1)
     5.10%                                 03/01/04       1,260       1,281,566


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   North Carolina State GO Series
     2002D DN (Landesbank Baden
     SPBA) (A-1+, VMIG-1)
     1.00%(b)                              10/07/03     $   400    $    400,000
   North Carolina State GO Series
     2002F DN (Wachovia Bank N.A.
     SBPA) (A-1+, VMIG-1)
     1.08%(b)                              10/07/03       1,100       1,100,000
   North Carolina State Public
     Improvement GO Series 2001A MB
     (AAA, Aa1)
     4.50%                                 03/01/04         875         887,191
   Raleigh Durham Airport Authority RB
     Series 2002 AMT DN (FGIC
     Insurance) (F-1+, VMIG-1)
     1.05%(b)                              10/07/03         800         800,000
   Rockingham County Industrial Facilities
     and Pollution Control Financing
     Authority RB (Medibeg, Inc. Project)
     Series 1997 AMT DN (Wachovia
     Bank N.A. LOC) (Aa2)
     1.20%(b)                              10/07/03       1,500       1,500,000
   Rockingham County Industrial
     Facilities and Pollution Control
     Financing Authority RB (Whiteridge,
     Inc. Project) Series 1998 AMT DN
     (Branch Banking & Trust Co. LOC)
     1.20%(b)                              10/07/03         810         810,000
   Rutherford County Industrial Facilities
     and Pollution Control Financing
     Authority RB (All American Homes
     Project) Series 1996 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03       1,200       1,200,000
   Rutherford County Industrial Facilities
     and Pollution Control Financing
     Authority RB (Thieman Metal
     Technologies LLC Project) Series
     1998 AMT DN (Branch Banking &
     Trust Co. LOC)
     1.20%(b)                              10/07/03       2,250       2,250,000
   Sampson County Industrial Facilities
     and Pollution Control Financing
     Authority IDRB (Dubose Strapping,
     Inc. Project) Series 1997 DN (First
     Union Bank LOC) (A-1)
     1.25%(b)                              10/07/03       1,240       1,240,000
   Union County Industrial Facilities and
     Pollution Control Financing Authority
     IDRB (Rock-Tenn Converting Co.
     Project) Series 1997 AMT DN
     (Suntrust Bank LOC) (Aa2)
     1.20%(b)                              10/07/03       1,750       1,750,000
   University Hospital Chapel Hill RB
     Series 2001B DN (Landesbank
     Hessen-Thuringen Girozentrale
     LOC) (A-1+, VMIG-1)
     1.22%(b)                              10/07/03         300         300,000
   University of North Carolina Ashville RB
     Series 2002A MB (AMBAC
     Insurance) (AAA, Aaa)
     2.50%                                 06/01/04         385         388,971


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
           NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   Wake County Casa Melvid
     Multi-Family Housing RB Series
     2001A AMT DN (Suntrust Bank
     LOC) (VMIG-1)
     1.25%(b)                              10/07/03   $    2,500   $  2,500,000
   Wake County GO (Public Improvement
     Project) Series 2002 MB (AAA, Aaa)
     4.50%                                 03/01/04       1,145       1,161,110
   Wake County GO (Public Improvement
     Project) Series 2003A MB (Aaa)
     3.00%                                 04/01/04       2,000       2,019,350
   Wake County GO (Public Improvement
     Project Series 2003B MB (SunTrust
     Bank LOC) (A-1+, MIG-1)
     1.75%                                 04/01/04       2,500       2,508,169
   Wake County GO (Public Improvement
     Project) Series 2003C MB (Lloyds
     Bank SBPA) (A-1+, MIG-1)
     1.75%                                 04/01/04         500         502,106
   Wake County GO Series 2001B MB
     (AAA, Aaa)
     4.50%                                 02/01/04         200         202,362
   Warren County Industrial Facilities and
     Pollution Control Financing Authority
     RB (Glen Raven Mills, Inc. Project)
     Series 1997 AMT DN (Wachovia
     Bank N.A. LOC) (Aa2)
     1.15%(b)                              10/07/03       1,500       1,500,000
   Washington County Industrial Facilities
     PCRB (Mackeys Ferry Sawmill, Inc.
     Project) Series 1997 AMT DN
     (Wachovia Bank N.A. LOC) (Aa2)
     1.20%(b)                              10/07/03       2,600       2,600,000
   Winston-Salem Certificates of
     Participation (Risk Acceptance
     Management Corp. Project) Series
     1988 DN (National Westminster
     Bank LOC) (A-1+)
     1.07%(b)                              10/07/03         550         550,000
   Winston-Salem GO Series 1990 DN
     (Wachovia Bank N.A. LOC)
     (A-1+, VMIG-1)
     1.10%(b)                              10/07/03         420         420,000
   Winston-Salem GO Series 1993B MB
     (AAA, Aaa)
     4.10%                                 06/01/04         650         663,375
                                                                   ------------
                                                                    151,420,178
                                                                   ------------


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PUERTO RICO -- 6.8%
   ABN-AMRO Munitops Trust Certificates
     Series 2000-17 MB (ABN-AMRO
     Bank N.V. LOC) (MIG-1)
     1.70%                                 10/22/03     $ 9,000    $  9,000,000
   Puerto Rico Commonwealth Highway
     and Transportation Authority Highway
     RB Series 1999 DN (MBIA Insurance
     and Salomon Smith Barney Liquidity
     Facility) (A-1+)
     1.11%(b)                              10/07/03       1,000       1,000,000
   Puerto Rico Commonwealth Highway
     and Transportation Authority P-Float
     PA 1052 RB Series 2002 DN (Merrill
     Lynch & Co. SBPA) (A-1)
     1.13%(b)                              10/07/03         700         700,000
   Puerto Rico Commonwealth P-Float
     PA 931 GO Series 2001 DN (XLCA
     Insurance and Merrill Lynch & Co.
     SBPA) (A-1)
     1.07%(b)                              10/07/03         500         500,000
                                                                   ------------
                                                                     11,200,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $162,620,178(a))                                 99.7%     162,620,178

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                          0.3%         409,520
                                                         ------    ------------
NET ASSETS (Equivalent to $1.00
   per share based on 162,466,097
   Institutional shares, 226,648
   Service shares and 337,858
   Investor A shares outstanding)                        100.0%    $163,029,698
                                                         ======    ============

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE AND
   INVESTOR A SHARE
   ($163,029,698 / 163,030,603)                                           $1.00
                                                                          =====
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                      OHIO MUNICIPAL MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS -- 99.7%
OHIO -- 99.7%
   American Municipal Power, Inc.
     Electric System Improvement RB
     (Amherst City Project) Series 2002
     BAN
     1.60%                                 12/04/03     $   670    $    670,000
   American Municipal Power, Inc.
     Electric System Improvement RB
     (City of Bryan Project) Series 2003
     BAN
     1.20%                                 08/20/04       2,500       2,500,000
   American Municipal Power, Inc.
     Electric System Improvement RB
     (City of Columbus Project) Series
     2003 BAN
     1.10%                                 07/15/04       1,025       1,025,000
   American Municipal Power, Inc.
     Electric System Improvement RB
     (Village of Montpelier Project)
     Series 2003 BAN
     1.10%                                 07/08/04       1,950       1,950,000
   American Municipal Power, Inc. RB
     (Brewster Village Project) Series
     2003 BAN
     1.30%                                 01/15/04         795         795,000
   American Municipal Power, Inc. RB
     (Gorsuch Station Improvement
     Project) Series 2003A RAN
     1.10%                                 04/01/04       1,000       1,000,000
   American Municipal Power, Inc. RB
     (Hubbard Project) Series 2002 BAN
     1.45%                                 12/19/03         420         420,000
   American Municipal Power, Inc. RB
     (Oberlin Project) Series 2002 BAN
     1.60%                                 12/11/03         650         650,000
   American Municipal Power, Inc. RB
     (Plymouth Project) Series 2002 BAN
     2.00%                                 11/13/03         470         470,000
   American Municipal Power, Inc. RB
     (St. Mary's City Project) Series
     2002 BAN
     1.70%                                 10/09/03         870         870,000
   American Municipal Power, Inc. RB
     Series 2002 BAN
     1.90%                                 11/06/03       2,610       2,610,000
   Ashland GO Series 2002 Water
     System Improvement Notes
     2.00%                                 12/18/03       2,000       2,002,867
   Ashtabula County IDRB (Brighton
     Manor, Inc. Project) Series 1986
     AMT DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       2,500       2,500,000
   Avon GO Series 2003-2 BAN
     1.25%                                 04/15/04         670         671,073
   Bedford Heights GO Series 2003-2
     BAN
     1.30%                                 04/15/04         800         801,493
   Belmont County GO Series 2003 BAN
     1.40%                                 03/17/04       1,560       1,561,836
   Belmont County Water Supply
     Improvement GO Series 2003 BAN
     1.50%                                 03/17/04         500         500,680
   Blue Ash Recreational Facilities GO
     Series 2003 BAN
     1.35%                                 02/05/04       1,000       1,000,583


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Brooklyn IDRB (Dylon Industries, Inc.
     Project) Series 1999 AMT DN
     (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03     $   940    $    940,000
   Champaign County IDRB (Allied
     Signal, Inc. Project) Series 1998
     DN (A-1)
     1.40%(b)                              10/07/03       1,000       1,000,000
   Cincinnati School District GO Series
     2003 BAN
     1.30%                                 01/20/04       8,000       8,010,814
   Cuyahoga County Economic
     Development RB (Berea Children's
     Home Project) Series 2000 DN
     (Huntington National Bank LOC)
     1.18%(b)                              10/07/03       3,100       3,100,000
   Cuyahoga County IDRB (Actron
     Manufacturing Project) Series 1998
     AMT DN (National City Bank N.A.
     LOC)
     1.23%(b)                              10/07/03         550         550,000
   Cuyahoga County IDRB (Great Lakes
     Brewing Co. Project) Series 2001
     AMT DN (Huntington National Bank
     LOC)
     1.28%(b)                              10/07/03       1,340       1,340,000
   Cuyahoga County IDRB (Marine
     Mechanical Corp. Project) Series
     2000 AMT DN (Charter One Bank
     LOC)
     1.28%(b)                              10/07/03       3,420       3,420,000
   Dayton-Montgomery County Port
     Authority RB Series 2003 BAN
     1.85%                                 05/14/04         500         501,981
   Delaware County IDRB (Air Waves,
     Inc. Project) Series 1995 DN
     (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03         575         575,000
   Dover GO Series 2003 Municipal
     Electric System Improvement
     Notes
     1.75%                                 01/15/04       1,900       1,902,451
   Erie County IDRB (Brighton Manor
     Co. Project) Series 1986 AMT DN
     (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       4,200       4,200,000
   Fairfield County GO Series 2003 BAN
     1.62%                                 06/10/04         600         602,214
   Franklin County Economic
     Development RB (Ferguson Steel
     Co., Inc. Project) Series 1999 AMT
     DN (Bank One N.A. LOC)
     1.35%(b)                              10/07/03       1,200       1,200,000
   Fulton County IDRB (Haas Door Co.
     & Nofziger Doors International, Inc.
     Project) Series 1999 AMT DN
     (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03       1,375       1,375,000
   Galion GO Series 2003 BAN
     1.63%                                 06/03/04       1,000       1,002,818
   Geauga County RB (Thistle Lane
     Project) Series 2000 AMT DN
     (Huntington National Bank LOC)
     1.28%(b)                              10/07/03       2,400       2,400,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Greene County GO Series 2003 BAN
     (MIG-1)
     1.46%                                 02/26/04     $   700    $    700,783
     1.30%                                 08/20/04         680         681,364
   Greene County IDRB (AFC Stamping
     & Production, Inc., Barsplice
     Products Project) Series 1995 AMT
     DN (National City Bank N.A. LOC)
     1.25%(b)                              10/07/03         440         440,000
   Guernsey County GO Series 2003
     Refunding and Improvement Bonds
     2.00%                                 12/01/03         590         590,828
   Hamilton GO Series 2003 BAN
     1.49%                                 01/29/04         550         550,482
     1.16%                                 06/03/04       1,000       1,000,000
   Hebron Water Works Systems
     Improvement GO Series 2002 BAN
     2.30%                                 10/01/03       1,650       1,650,000
   Lorain County IDRB (Ohio
     Metallurgical Services Project)
     Series 2001 AMT DN (First Merit
     Bank N.A. LOC)
     1.40%(b)                              10/07/03       2,440       2,440,000
   Mahoning County IDRB (M & J
     Development Ltd. Project) Series
     2002 AMT DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       2,760       2,760,000
   Mahoning County IDRB (Serra Land
     Project) Series 1997 AMT DN
     (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       1,475       1,475,000
   Mahoning County RB (Youngstown
     Iron & Metal, Inc. Project) Series
     1997 AMT DN (National City Bank
     N.A. LOC)
     1.23%(b)                              10/07/03         960         960,000
   Mount Vernon GO Series 2003 MB
     (FGIC Insurance)
     2.00%                                 12/01/03         390         390,578
   Napoleon GO Series 2002 BAN
     2.00%                                 10/30/03       1,000       1,000,234
   North Canton GO Series 2003 Water
     System Improvement Notes
     1.45%                                 02/17/04         875         875,889
   North Canton GO Series 2003-2 Water
     System Improvement Notes
     1.45%                                 02/17/04       1,000       1,000,931
   Ohio Air Quality Development Authority
     RB (JMG Funding Ltd. Partnership
     Project) Series 1994B AMT DN
     (Westdeutsche Landesbank
     Gironzentrale LOC) (A-1+, VMIG-1)
     1.10%(b)                              10/07/03         550         550,000
   Ohio Higher Educational Facility
     Community RB Series 2000C DN
     (Fifth Third Bank N.A. LOC)
     1.25%(b)                              10/07/03         930         930,000
   Ohio Housing Finance Agency
     Multi-Family Housing RB (Lincoln
     Park Association Project) Series
     1985 MB (Bank One N.A. LOC)
     (MIG-1)
     1.75%                                 11/01/03         640         640,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Ohio Housing Finance Agency RB
     (Merlots Project) Series 2001A-78
     DN (First Union Bank LOC)
     (VMIG-1)
     1.20%(b)                              10/07/03     $   490    $    490,000
   Ohio Housing Finance Authority RB
     Series 2000AA DN (Government
     National Mortgage Association
     Guaranty) (VMIG-1)
     1.20%(b)                              10/07/03         985         985,000
   Ohio IDRB (Ashley Ward, Inc. Project)
     Series 1997 AMT DN (Fifth Third
     Bank N.A. LOC)
     1.19%(b)                              10/07/03         910         910,000
   Ohio PCRB (Ross Incineration Project)
     Series 2000-1 AMT DN (Bank One
     N.A. LOC)
     1.35%(b)                              10/07/03       3,105       3,105,000
   Ohio State Common Schools GO
     Series 2003A MB
     3.00%                                 03/15/04         500         504,190
   Ohio State Higher Education Facility
     RB Series 1999 DN (Fifth Third
     Bank N.A. LOC)
     1.25%(b)                              10/07/03         285         285,000
   Ohio State Macon Trust I RB Series
     2001 AMT DN (Bank of America
     N.A. LOC) (VMIG-1)
     1.20%(b)                              10/07/03       1,900       1,900,000
   Ohio State Solid Waste Facilities RB
     (Pel Technologies LLC Project)
     Series 2002 AMT DN (KeyBank
     N.A. LOC) (VMIG-1)
     1.15%(b)                              10/07/03         700         700,000
   Painesville IDRB (Core System LLC
     Project) Series 2000 AMT DN
     (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03         815         815,000
   Portage County IDRB (Action Super
     Abrasive Project) Series 1996 AMT
     DN (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03         900         900,000
   Portage County IDRB (Bauer/Hibbard
     Properties Ltd. Project) Series 1998
     DN (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03         600         600,000
   Ravenna GO Series 2002 BAN
     2.00%                                 10/30/03         590         590,092
   Ross County Regional Justice Center
     GO Series 2003 BAN
     1.44%                                 03/18/04       1,250       1,251,538
   Sandusky County IDRB (Brighton
     Manor Co. Project) Series 1986
     AMT DN (Bank One N.A. LOC)
     (VMIG-1)
     1.25%(b)                              10/07/03       2,800       2,800,000
   Shaker Heights GO Series 2002 BAN
     1.65%                                 12/17/03       1,000       1,000,416
   Springboro GO Series 2003 BAN
     1.75%                                 05/27/04       1,650       1,656,067
   St. Marys GO Series 2003 BAN
     1.50%                                 09/16/04         675         676,276


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Stark County GO Series 2003 BAN
     1.40%                                 04/22/04     $ 1,310    $  1,311,799
   Stark County IDRB (Thakar Properties
     LLC Project) Series 2002 AMT DN
     (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03       4,000       4,000,000
   Strongsville IDRB (Web Plastics Co.
     Project) Series 1997 DN (National
     City Bank N.A. LOC)
     1.23%(b)                              10/07/03         700         700,000
   Summit County IDRB (Austin Printing
     Co., Inc. Project) Series 1994 AMT
     DN (Bank One N.A. LOC)
     1.23%(b)                              10/07/03         195         195,000
   Summit County IDRB (Flutes LLC
     Project) Series 2002 AMT DN
     (Marshall & Ilsley Bank LOC)
     1.23%(b)                              10/07/03       3,090       3,090,000
   Summit County IDRB (Jendrisak
     Properties Project) Series 2001
     AMT DN (First Merit Bank N.A.
     LOC)
     1.40%(b)                              10/07/03       2,440       2,440,000
   Summit County IDRB (JRB. Co., Inc.
     Project) Series 1997 DN (National
     City Bank N.A. LOC)
     1.23%(b)                              10/07/03       2,535       2,535,000
   Summit County IDRB (KB Compost
     Services, Inc. Project) Series 2001
     AMT DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       2,400       2,400,000
   Summit County IDRB (Sigma
     Properties Project) Series 2000A
     AMT DN (National City Bank N.A.
     LOC)
     1.23%(b)                              10/07/03       1,505       1,505,000
   Summit County IDRB (Waltco Truck
     Equipment Project) Series 1988
     AMT MB (Skandinaviska Enskilda
     LOC)
     2.00%                                 01/15/04        540         540,000
   Summit County Port Authority RB
     (Meadow Lane Building LLC
     Project) Series 2003A AMT DN
     (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       2,500       2,500,000
   Tiffin GO Series 2002-2 Sanitation &
     Sewer Improvement Notes
     2.00%                                 12/11/03       1,350       1,351,422
   Tipp City GO Series 2003 BAN
     1.25%                                 05/06/04         950         950,390
   Toledo Multi-Family Housing RB
     (Cherrywood Apartments Project)
     Series 2001 AMT DN (KeyBank
     N.A. LOC)
     1.25%(b)                              10/07/03       2,960       2,960,000
   Trumbull County IDRB (ATD Corp.
     Project) Series 1995 AMT DN
     (Society National Bank LOC)
     1.25%(b)                              10/07/03       1,855       1,855,000
   Trumbull County IDRB Series 2000B
     AMT DN (Bank One N.A. LOC)
     1.40%(b)                              10/07/03         510         510,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
   Union County GO Series 2003
     Memorial Hospital Improvement
     Notes
     1.75%                                 04/15/04     $ 1,725    $  1,730,041
   Vermilion GO Series 2002 BAN
     1.75%                                 11/20/03         250         250,067
   Wapakoneta GO Series 2002 BAN
     1.90%                                 10/09/03         465         465,025
   Warren County GO Series 2002 BAN
     2.01%                                 11/06/03         465         465,095
   Western Reserve Housing
     Development Corp. Economic RB
     (Trumbull Metropolitan Housing
     Authority Project) Series 2003 DN
     (KeyBank N.A. LOC)
     1.22%(b)                              10/07/03       3,630       3,630,000
   Wood County Economic Development
     RB (Hammill Manufacturing Co.
     Project) Series 2000 AMT DN
     (Sky Financial Bank LOC)
     2.04%(b)                              10/07/03       1,805       1,805,000
   Wood County Economic Development
     RB (Precision Aggregate II Project)
     Series 1996 AMT DN (Mid
     American National Banking & Trust
     LOC)
     2.04%(b)                              10/07/03       2,000       2,000,000
   Wood County Economic Development
     RB (Toledo Electrical Joint
     Apprenticeship and Training Fund
     Project) Series 2000 DN (Mid
     American National Banking & Trust
     LOC)
     2.04%(b)                              10/07/03         330         330,000
   Wood County Economic Development
     RB (Sun Seed Holding Co., Inc.
     Project) Series 2001A AMT DN
     (Sky Financial Bank LOC)
     2.04%(b)                              10/07/03       2,300       2,300,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $133,742,317(a))                                 99.7%     133,742,317

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                          0.3%         409,121
                                                         ------    ------------
NET ASSETS (Equivalent to $1.00
   per share based on 94,951,432
   Institutional shares, 13,063,538
   Service shares and 26,163,665
   Investor A shares outstanding)                        100.0%    $134,151,438
                                                         ======    ============
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE AND
   INVESTOR A SHARE
   ($134,151,438 / 134,178,635)                                           $1.00
                                                                          =====
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                  PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS -- 99.8%
PENNSYLVANIA -- 98.8%
   ABN-AMRO Munitops Certificates
     (North Pocono Project) Series
     2003-8 MB (ABN-AMRO Bank N.V.
     SBPA)
     1.12%                                 12/20/03     $ 9,995    $  9,995,000
   Albert Gallatin Area School District GO
     Series 1995 MB (MBIA Insurance)
     (AAA, Aaa)
     6.30%                                 09/01/04       1,000       1,047,977
   Allegheny County IDRB (UPMC Health
     System Project) Series 2002C DN
     (Comerica Bank N.A. LOC) (A-1)
     1.15%(b)                              10/07/03       2,000       2,000,000
   Berks County GO Series 2002A MB
     (Kredietbank LOC) (AAA, Aaa)
     6.05%                                 11/15/03       3,390       3,409,480
   Berks County IDRB (Backman Co.
     Project) Series 1994 AMT DN
     (M&T Bank Corp. LOC) (P-1)
     1.24%(b)                              10/07/03       1,880       1,880,000
   Berks County IDRB (Beacon Container
     Corp. Project) Series 1997A AMT DN
     (First Union Bank LOC) (P-1)
     1.25%(b)                              10/07/03       1,165       1,165,000
   Berks County IDRB (Tray Pak Co.
     Project) RB Series 2001A AMT DN
     (First Union Bank LOC)
     1.25%(b)                              10/07/03       4,070       4,070,000
   Berks County Municipal Authority RB
     Series 1994 MB (FGIC Insurance)
     (AAA, Aaa)
     7.10%                                 05/15/04       1,330       1,379,780
   Blair County IDRB Series 2003 AMT
     DN (Fulton Bank LOC) (A-1,
     VMIG-1)
     1.25%(b)                              10/07/03       2,325       2,325,000
   Bradford Area School District GO
     Series 2003 MB (FGIC Insurance)
     (AAA, Aaa)
     2.00%                                 10/01/03         140         140,000
   Bucks County IDRB (LTL Color
     Compounders Project) Series 1999B
     DN (First Union Bank LOC)
     1.25%(b)                              10/07/03       2,285       2,285,000
   Bucks County IDRB (Law School
     Admission Council Project)
     Series 2003 DN (A-1)
     1.10%(b)                              10/07/03       3,000       3,000,000
   Bucks County GO Series 2003 TRAN
     2.00%                                 12/31/03       8,000       8,016,755
   Carlisle Boro GO Series 2003 MB
     (AAA)
     2.13%                                 12/15/03         660         661,372
   Chester County Health and Education
     Facilities Retirement Community
     RB (Kendal Crosslands Community
     Project) Series 2003 DN (M&T
     Bank Corp. LOC) (A-1)
     1.15%(b)                              10/07/03       2,000       2,000,000
   Chester County IDRB (RV Industrial,
     Inc. Project) Series 2001AMT DN
     (M & T Bank Corp. LOC) (A-1)
     1.23%(b)                              10/07/03       4,950       4,950,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Chester County IDA Student Housing
     RB (University Student Housing
     Limited Project) Series 2003 DN
     (VMIG-1)
     1.16%(b)                              10/07/03     $ 5,500    $  5,500,000
   Chester Water Authority RB Series
     2003 MB (FSA Insurance) (Aaa)
     2.00%                                 12/01/03         455         455,722
   Cornwall & Lebanon School District
     GO Series 2003 MB (AAA)
     2.00%                                 02/15/04         130         130,433
   Cornwall & Lebanon Suburban Joint
     School Authority RB Series 1994
     MB (Aaa)
     5.90%                                 03/01/04         750         764,653
   Cornwall & Lebanon Suburban Joint
     School Authority RB Series 1994
     MB (FGIC Insurance) (AAA, Aaa)
     5.50%                                 03/01/04         500         508,967
   Crawford County IDRB Series 2000
     AMT DN (National City Bank N.A.
     LOC)
     1.23%(b)                              10/07/03       1,400       1,400,000
   Cumberland County IDRB (Lane
     Enterprises, Inc. Project) Series
     1994 AMT DN (First Union Bank
     LOC) (P-1)
     1.20%(b)                              10/07/03         210         210,000
   Cumberland County IDRB (Lawrence
     Schiff Silk Co. Project) Series 1998
     AMT DN (First Union Bank LOC)
     1.25%(b)                              10/07/03       1,210       1,210,000
   Cumberland County Municipal Authority
     Retirement Community RB (Wesley
     Affliated Services, Inc. Project) Series
     2002C DN (A-1+)
     1.10%(b)                              10/07/03       6,700       6,700,000
   Donegal School District GO Series
     2003A MB (MBIA Insurance)
     2.00%                                 04/01/04         470         472,208
   East Hempfield Township IDRB (Herley
     Industrial, Inc. Project) Series 2001
     AMT DN (M & T Bank Corp. LOC)
     (A-1)
     1.23%(b)                              10/07/03       2,905       2,905,000
   Emmaus General Authority RB Series
     1996 DN (FSA Insurance) (A-1+)
     1.05%(b)                              10/07/03       1,700       1,700,000
   Erie County IDRB (American Turned
     Products Project) Series 1997 AMT
     DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       1,550       1,550,000
   Erie County IDRB (Reed Manufacturing
     Project) Series 1997 AMT DN
     (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03         600         600,000
   Fayette County IDRB (Dynamic
     Material Corp. Project) Series 1998
     AMT DN (KeyBank N.A. LOC)
     1.25%(b)                              10/07/03       3,855       3,855,000
   Franklin County IDA Health Care RB
     Series 2000 DN (AMBAC Insurance
     and First Union Bank SBPA) (A-1)
     1.18%(b)                              10/07/03       2,830       2,830,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Franklin County IDRB (Menno Haven
     Project) Series 2001 DN (National
     Westminster Bank LOC) (A-1)
     1.18%(b)                              10/07/03     $ 1,655    $  1,655,000
   Franklin County IDRB (Precast System
     Project) Series 2001A AMT DN
     (M & T Bank Corp. LOC) (A-2)
     1.23%(b)                              10/07/03       1,865       1,865,000
   Glendale School Distict GO Series
     2003 MB (FSA Insurance) (AAA)
     2.00%                                 04/15/04         240         241,087
   Grove City Area School District GO
     Series 2003 MB (FSA Insurance)
     (Aaa)
     2.00%                                 10/15/03       1,525       1,525,629
   Harrisburg Authority Haverford School
     District RB Series 2001A DN (FSA
     Insurance)
     1.13%(b)                              10/07/03       1,200       1,200,000
   Harrisburg Authority RB Series 2001
     DN (Hypovereins Bank LOC) (A-1)
     1.48%(b)                              10/07/03      43,645      43,645,000
   Haverford Township School District GO
     Series 1994B MB (FGIC Insurance)
     (AAA, Aaa)
     6.25%                                 06/01/04       2,300       2,379,811
   Holidaysburg Area School District GO
     Series 1994 MB (AMBAC Insurance)
     (AAA, Aaa)
     6.05%                                 06/01/04         240         248,176
   Horizon Hospital System Authority
     Health & Housing Facility RB (St.
     Paul Homes Project) Series 2002
     DN (M & T Bank Corp. LOC)
     1.23%(b)                              10/07/03       7,455       7,455,000
   Indiana County IDRB (Conemaugh
     Project) Series 1997A AMT DN
     (Union Bank of Switzerland LOC)
     (VMIG-1)
     1.20%(b)                              10/07/03       2,500       2,500,000
   Lackawanna County IDRB (Herff Jones,
     Inc. Project) Series 2001 AMT DN
     (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03       2,800       2,800,000
   Lancaster County Hospital Authority
     RB (Lancaster General Hospital
     Project) Series 2002 DN (Fulton
     Bank LOC) (VMIG-1)
     1.20%(b)                              10/07/03       4,000       4,000,000
   Lancaster IDRB (Clean Creek Partners
     Project) Series 2000 AMT DN (M & T
     Bank Corp. LOC) (A-1)
     1.23%(b)                              10/07/03       5,635       5,635,000
   Lancaster IDRB (D&P Skibo LLC
     Project) Series 2001 AMT DN
     (Wachovia Bank N.A. LOC)
     1.25%(b)                              10/07/03       2,110       2,110,000
   Lancaster IDRB (John F. Martin & Sons
     Project) Series 2001 AMT DN
     (Fulton Bank LOC) (A-2)
     1.30%(b)                              10/07/03         900         900,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Lancaster IDRB (Oakfront LP Project)
     Series 2001 AMT DN (M & T Bank
     Corp. LOC) (A-2, P-1, F-1)
     1.23%(b)                              10/07/03     $ 2,580    $  2,580,000
   Lancaster IDRB Series 1998 AMT DN
     (Bank One N.A. LOC)
     1.35%(b)                              10/07/03       2,000       2,000,000
   Langhorne Manor Boro Higher
     Education & Health Authority RB
     (Woods Services Project) Series
     2003 MB (AA)
     2.00%                                 11/15/03         930         930,910
   Lawrence County IDRB (L&N
     Metallurgical Products Project)
     Series 1996 AMT DN (Banque
     Nationale de Paribas LOC)
     1.38%(b)                              10/07/03       4,455       4,455,000
   Lebanon Authority Sewer RB Series
     1995 MB
     5.50%                                 12/15/03         250         252,185
   Lebanon County Health Facility RB
     Series 2000 DN (Northern Trust
     LOC) (A-1+)
     1.13%(b)                              10/07/03         700         700,000
   Lebanon County Health Facility RB
     Series 2002 DN (Fleet National Bank
     SPBA and Radian Insurance) (A-1)
     1.18%(b)                              10/07/03       5,400       5,400,000
   Lycoming County IDRB (Brodart Co.
     Project) Series 1998A AMT DN (First
     Union Bank LOC)
     1.25%(b)                              10/07/03       1,905       1,905,000
   Lycoming County IDRB (Brodart Co.
     Project) Series 1998C AMT DN (First
     Union Bank LOC)
     1.25%(b)                              10/07/03       1,000       1,000,000
   Manheim Central School District GO
     Series 1994 MB (FGIC Insurance)
     (AAA, Aaa)
     5.40%                                 05/15/04         650         668,047
   Monroe County GO Series 2003 TRAN
     1.40%                                 12/31/03       2,810       2,811,039
   Montgomery County IDA Manufacturing
     Facilities RB (H.P. Cadwallander, Inc.
     Project) Series 1995 AMT DN (First
     Union Bank LOC) (VMIG-1)
     1.25%(b)                              10/07/03         270         270,000
   Montgomery County IDA PCRB Series
     2003 TECP (Wachovia Bank N.A.
     LOC) (A-1, P-1)
     0.85%                                 10/08/03       3,600       3,600,000
   Montgomery County IDRB (Apple
     Fresh Foods Ltd. Project) Series
     1996 AMT DN (First Union Bank
     LOC) (VMIG-1)
     1.35%(b)                              10/07/03         780         780,000
   Montgomery County IDRB (Laneko
     Engineering Co. Project) Series
     1999A AMT DN (First Union Bank
     LOC) (VMIG-1)
     1.20%(b)                              10/07/03       1,730       1,730,000
   Morrisville Boro Municipal Authority RB
     Series 2003 MB (AMBAC Insurance)
     (AAA, Aaa)
     2.00%                                 11/01/03         175         175,146


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Northampton County IDRB (Trent
     Family Partnership Project) Series
     2002 AMT DN (Wachovia Bank N.A.
     LOC)
     1.25%(b)                              10/07/03     $ 2,230    $  2,230,000
   Northampton County IDRB (Accu
     Machining Center, Inc. Project)
     Series 1998B AMT DN (First Union
     Bank LOC)
     1.25%(b)                              10/07/03       1,670       1,670,000
   Northampton County IDRB (Accu
     Machining Center, Inc. Project)
     Series 1998C AMT DN (First Union
     Bank LOC)
     1.25%(b)                              10/07/03         465         465,000
   Northampton County IDRB (Bethlehem
     Contracting Project) Series 2001A
     AMT DN (M & T Bank Corp. LOC)
     (A-2)
     1.23%(b)                              10/07/03       3,900       3,900,000
   Northern York County School District
     GO Series 1999 MB (FSA Insurance)
     (AAA, Aaa)
     4.85%                                 05/15/04         200         204,526
     5.15%                                 05/15/04         880         902,142
     5.25%                                 05/15/04         500         512,960
   Norwin School District GO Series
     2001-12 MB (MBIA Insurance and
     ABN-AMRO Bank N.V. SBPA)
     (MIG-1)
     1.15%                                 12/03/03      12,500      12,500,000
   Penn Trafford School District GO
     Series 1994 MB (MBIA Insurance)
     (AAA, Aaa)
     5.90%                                 05/01/04         300         308,342
   Pennsylvania Economic Development
     Financing Authority RB (Homewood
     Retirement Project) Series 1992E
     DN (M & T Bank Corp. LOC) (A-2)
     1.13%(b)                              10/07/03         100         100,000
   Pennsylvania Economic Development
     Financing Authority RB (Material
     Technology Project) Series 2000D
     AMT DN (First Union Bank LOC)
     1.20%(b)                              10/07/03       1,175       1,175,000
   Pennsylvania Economic Development
     Financing Authority RB (Reliant
     Energy Seward Project) Series
     2003A AMT DN (Barclays Bank LOC)
     1.10%(b)                              10/01/03      10,700      10,700,000
   Pennsylvania Economic Development
     Financing Authority RB Series
     1999D AMT DN (First Union Bank
     LOC)
     1.25%(b)                              10/07/03       2,100       2,100,000
   Pennsylvania Economic Development
     Financing Authority RB (Wengers
     Feed Mill, Inc. Project) Series
     1999B-1 AMT DN (First Union Bank
     LOC)
     1.20%(b)                              10/07/03       1,300       1,300,000
   Pennsylvania Higher Educational
     Assistance Agency Student Loan
     RB Series 1988A AMT DN (Sallie
     Mae LOC) (VMIG-1)
     1.05%(b)                              10/07/03      20,000      20,000,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Pennsylvania Higher Educational
     Assistance Agency Student Loan
     RB Series 1988C DN (Sallie Mae
     LOC) (A-1+, VMIG-1)
     1.05%(b)                              10/07/03     $ 2,000    $  2,000,000
   Pennsylvania Higher Educational
     Assistance Agency Student Loan
     RB Series 1988E AMT DN (Student
     Loan Marketing Association
     Guaranty) (A-1+, VMIG-1)
     1.05%(b)                              10/07/03         100         100,000
   Pennsylvania Higher Educational
     Assistance Agency Student Loan
     RB Series 2001A AMT DN (AMBAC
     Insurance) (A-1+, VMIG-1)
     1.15%(b)                              10/07/03       1,000       1,000,000
   Pennsylvania Higher Educational
     Assistance Agency Student Loan
     RB Series 2001B AMT DN (FSA
     Insurance, Lloyds Bank LOC and
     Bayerische Landesbank Girozentrale
     LOC) (AAA, VMIG-1)
     1.13%(b)                              10/07/03      10,000      10,000,000
   Pennsylvania Higher Educational
     Assistance Agency Student Loan
     RB Series 2002A AMT DN (State
     Street Banking & Trust SBPA,
     Baverische Landesbank Girozentrale
     SBPA, Lloyds Bank SBPA,
     Westdeutsche Landesbank
     Gironzentrale SBPA and FSA
     Insurance) (AAA, A-1)
     1.15%(b)                              10/07/03       3,900       3,900,000
   Pennsylvania Higher Educational
     Facilities Authority RB Series 1997O
     MB (AMBAC Insurance) (Aaa)
     5.00%                                 06/15/04       1,000       1,027,988
   Pennsylvania Higher Educational
     Facilities Authority RB Series 2002A
     DN (Commerce Bank N.A. LOC)
     (VMIG-1)
     1.13%(b)                              10/07/03       3,625       3,625,000
   Pennsylvania Higher Educational
     Facilities Authority RB Series 2002B
     DN (Commerce Bank N.A. LOC)
     (VMIG-1)
     1.16%(b)                              10/07/03       1,500       1,500,000
   Pennsylvania Higher Educational
     Facilities Authority RB (Trustees
     University of Pennsylvania Project)
     Series 2002A MB (AA, A-1)
     5.00%                                 07/01/04         500         514,766
   Pennsylvania Housing Financing
     Agency GO Series 2003 TRAN
     1.15%                                 10/01/03       2,665       2,665,000
   Pennsylvania Municipal Trust
     Certificates GO Series 2001 ZTC-12
     DN (UBS SBPA) (A-1+, VMIG-1)
     1.28%(b)                              10/07/03       7,735       7,735,000
   Pennsylvania State GO Second Series
     1994 MB (MBIA Insurance)
     (AAA, Aaa)
     5.20%                                 06/15/04         100         102,859


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Pennsylvania State GO Series 1999-2
     MB (MBIA Insurance) (AA, Aa2)
     4.50%                                 10/01/03     $   250    $    250,000
   Pennsylvania State GO Series 2003
     DN (Wachovia Bank N.A. LOC)
     (VMIG-1)
     1.15%(b)                              10/07/03       3,015       3,015,000
   Pennsylvania State Public School
     Building Authority RB (Lehigh
     Career & Technical Institute Project)
     Series 2003 MB (AAA)
     2.00%                                 10/01/03         555         555,000
   Perkiomen Valley School District GO
     Series 2003 TRAN
     1.50%                                 06/30/04       2,000       2,005,909
   Philadelphia Authority for Industrial
     Development Airport RB Series
     1998P-1 AMT DN (FGIC Insurance
     and Bank of America N.A. SBPA)
     (A-1C+)
     1.23%(b)                              10/07/03       5,000       5,000,000
   Philadelphia Authority for Industrial
     Development RB (Performing Arts
     Center Project) Series 2000 DN
     (VMIG-1)
     1.05%(b)                              10/07/03       1,800       1,800,000
   Philadelphia Authority for Industrial
     Development RB (Universal
     Community Homes Project) Series
     2003 DN (Wachovia Bank N.A. LOC)
     1.15%(b)                              10/07/03       3,000       3,000,000
   Philadelphia GO Series 1995 MB
     (MBIA Insurance) (AAA, Aaa)
     6.00%                                 05/15/04         250         257,577
   Philadelphia GO Series 2003 TRAN
     2.00%                                 06/30/04      30,000      30,230,559
   Philadelphia IDA Municipal Securities
     Trust Certificates RB Series
     2001-9022 DN (FSA Insurance and
     Bear Stearns SBPA) (A-1)
     1.17%(b)(c)                           10/07/03       4,600       4,600,000
   Philadelphia IDRB (30th Street Station
     Project) Series 1987 AMT DN (MBIA
     Insurance and Bank of New York
     SBPA) (A-1+, VMIG-1)
     1.00%(b)                              10/07/03      14,900      14,900,000
   Philadelphia Water & Waste Water RB
     Series 1995 MB (MBIA Insurance)
     (AAA, Aaa)
     6.75%                                 08/01/04         750         785,441
   Pleasant Valley School District GO
     Series 2003A MB (FSA Insurance)
     (AAA, Aaa)
     2.00%                                 11/15/03         250         250,272
   Pocono Mountain School District GO
     Series 2003 MB (FGIC Insurance)
     2.50%                                 02/15/04         670         673,523
   Reading Regional Airport Authority RB
     Series 1998A AMT DN (First Union
     Bank LOC)
     1.25%(b)                              10/07/03       1,500       1,500,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Scranton Lackawanna Health & Welfare
     Authority RB (Merlots Project) Series
     2002A-18 DN (First Union Bank LOC)
     (VMIG-1)
     1.15%(b)                              10/07/03     $ 3,345    $  3,345,000
   Selingsgrove Area School District GO
     Series 2003 MB (FSA Insurance)
     (AAA)
     1.30%                                 04/01/04         425         425,313
   Septa Municipal Section Trust RB
     Series 2001-9016 DN (FGIC
     Insurance and Bear Stearns SBPA)
     (A-1)
     1.12%(b)                              10/07/03       5,900       5,900,000
   South Butler County School District
     GO Series 2003 TRAN
     1.75%                                 06/30/04       2,300       2,304,699
   Southcentral General Authority RB
     (York Cerebral Palsy Home Project)
     Series 2000 DN (Fulton Bank LOC)
     (A-1)
     1.20%(b)                              10/07/03       3,800       3,800,000
   State Public School Building Authority
     College RB (Allegheny County
     Community College Project) Series
     2003 MB (FGIC Insurance) (Aaa)
     2.00%                                 07/15/04         560         564,371
   Strasburg Boro GO Series 2003 MB
     2.50%                                 12/01/03         235         235,523
   Union County IDRB (Playworld
     Systems, Inc. Project) Series 1999
     AMT DN (First Union Bank LOC)
     1.25%(b)                              10/07/03       1,000       1,000,000
   Union County IDRB (Stabler Cos., Inc.
     Project) Series 2001 AMT DN (M & T
     Bank Corp. LOC) (A-1)
     1.23%(b)                              10/07/03       8,045       8,045,000
   University of Pittsburgh of The
     Commonwealth System of Higher
     Education GO Series 2002 TRAN
     (SP-1, MIG-1)
     2.50%                                 01/09/04      10,000      10,033,725
   University of Pittsburgh of The
     Commonwealth System of Higher
     Education RB (University Capital
     Project) Series 2000C DN
     (A-1+, VMIG-1)
     1.07%(b)                              10/07/03       6,600       6,600,000
   Upper Darby School District GO Series
     1994 MB (AMBAC Insurance)
     (AAA, Aaa)
     5.25%                                 02/15/04       1,450       1,473,913
   Upper Dauphin IDRB (United Church
     Christ Homes Project) Series 2001
     DN (First Tennessee Bank LOC) (A-1)
     1.18%(b)                              10/07/03       2,500       2,500,000
   Upper Merion General Authority Lease
     RB Series 2003 DN (Commerce
     Bank N.A. LOC) (VMIG-1)
     1.25%(b)                              10/07/03       5,890       5,890,000
   Upper Merion Municipal Utility Authority
     RB Series 2003 DN (Commerce
     Bank N.A. LOC) (VMIG-1)
     1.11%(b)                              10/07/03      14,390      14,390,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Upper St. Clair Township GO Series
     2002 MB (FSA Insurance and
     ABN-AMRO Bank N.V. SBPA)
     (AAA, VMIG-1)
     1.65%                                 10/07/03     $ 9,650    $  9,650,000
   Venango TECP Series 2003 MB
     (Dexia Bank LOC) (A-1, P-1)
     0.95%                                 12/11/03      35,950      35,950,000
   Warwick School District RB (Zurich
     Capital Markets Trust Receipts
     Project) Series 2001A ZTC-29 DN
     (FGIC Insurance and UBS LOC)
     1.28%(b)                              10/07/03      11,325      11,325,000
   Washington County GO Series 2003
     TRAN
     1.75%                                 12/31/03       2,000       2,001,474
   Weatherly Area School District GO
     Series 2003 MB (MBIA Insurance)
     2.00%                                 10/01/03         540         540,000
   West Shore School District GO Series
     2003 MB (Aaa)
     2.00%                                 11/15/03       1,195       1,196,070
   Western Berks Water Authority RB
     Series 2003 MB (MBIA Insurance)
     (Aaa)
     2.00%                                 04/01/04         555         557,610
   Westmoreland County GO Series 2000
     MB (AAA, Aaa)
     4.45%                                 12/01/03         350         351,963
   Westmoreland County IDRB (Industrial
     Development McCutcheon
     Enterprise Project) Series 1999 AMT
     DN (National City Bank N.A. LOC)
     1.23%(b)                              10/07/03       2,180       2,180,000
   Wilson School District GO Series 2003
     MB (FSA Insurance)
     2.00%                                 05/15/04         200         201,168
   Windsor Township GO Series 2003 MB
     (MBIA Insurance) (AAA)
     2.00%                                 12/15/03         200         200,346
   York County Hospital Authority RB
     (Homewood Retirement Centers of
     The United Church of Christ, Inc.
     Project) Series 1990 DN (First
     National Bank LOC) (VMIG-1)
     1.13%(b)                              10/07/03         850         850,000
   York County IDA Economic
     Development RB (Fypon Limited
     Project) Series 2000 AMT DN
     (M & T Bank Corp. LOC)
     1.28%(b)                              10/07/03       2,700       2,700,000
   York County IDRB (Allied-Signal, Inc.
     Project) Series 1993 DN (FGIC
     Insurance) (A-1)
     1.25%(b)                              10/07/03       1,000       1,000,000
   York County IDRB (York Sheet Metal,
     Inc. Project) Series 1998 DN (First
     Union Bank LOC)
     1.25%(b)                              10/07/03       2,790       2,790,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------    ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   York County IDRB Series 2000 AMT
     DN (M & T Bank Corp. LOC) (A-2)
     1.23%(b)                              10/07/03     $ 3,070    $  3,070,000
                                                                   ------------
                                                                    488,667,416
                                                                   ------------
PUERTO RICO -- 1.0%
   ABN-AMRO Munitops Trust Certificates
     Series 2000-17 MB (ABN-AMRO
     Bank N.V. LOC) (MIG-1)
     1.70%                                 10/22/03       2,000       2,000,000
   Puerto Rico Commonwealth Highway &
     Transportation Authority RB Series
     1998A DN (A-1+, VMIG-1)
     1.05%(b)                              10/07/03       2,750       2,750,000
                                                                   ------------
                                                                      4,750,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $493,417,416(a))                                 99.8%     493,417,416

OTHER ASSETS IN EXCESS
   OF LIABILITIES                                          0.2%         884,947
                                                         ------    ------------
NET ASSETS (Equivalent to $1.00
   per share  based on  416,425,329
   Institutional shares, 44,176,709
   Service shares and 33,729,761
   Investor A shares outstanding)                        100.0%    $494,302,363
                                                         ======    ============

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   INSTITUTIONAL, SERVICE AND
   INVESTOR A SHARE
   ($494,302,363 / 494,331,799)                                           $1.00
                                                                          =====
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from  registration  under Rule 144A of the Securities Act of
    1933.   These   securities  may  be  resold  in   transactions   exempt from
    registration, normally to qualified institutional investors. As of September 30, 2003, the fund held .9% of its net assets, with a current market value of $4,600,000, in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                    VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------     -----------
MUNICIPAL BONDS -- 100.0%
VIRGINIA-- 95.4%
   Alexandria IDRB (Young Men's
     Christian Association of Billings
     Project) Series 1998 DN (M&T
     Bank Corp. LOC) (A-1+)
     1.23%(b)                              10/07/03     $ 2,875     $ 2,875,000
   Arlington County Public Improvement
     GO Series 2003 MB (AAA, Aaa)
     2.00%                                 01/15/04       1,750       1,754,509
   Chesapeake Bay Bridge & Tunnel
     Commonwealth District RB
     (Merlots-A 39 Project) Series 2003
     DN (MBIA Insurance and Wachovia
     Bank N.A. LOC)
     1.15%(b)                              10/07/03       1,600       1,600,000
   Commonwealth of Virginia
     Transportation Authority RB Series
     1999 DN (Citibank LOC) (A-1+)
     1.15%(b)                              10/07/03       2,000       2,000,000
   Fairfax County Economic Development
     Authority RB Series 2003
     ROCS-RR-II-R 4024 DN (Citigroup
     Liquidity Facility) (VMIG-1)
     1.15%(b)                              10/07/03       5,500       5,500,000
   Fairfax County IDRB (Fairfax Hospital
     System Project) Series 1988C DN
     (Inova Health System Liquidity
     Facility) (A-1+, VMIG-1)
     1.05%(b)                              10/07/03          80          80,000
   Harrisonburg Redevelopment and
     Housing Authority Lease Purchase
     RB Series 2001A DN (Societe
     Generale LOC) (A-1+)
     1.20%(b)                              10/07/03       1,300       1,300,000
   Loudoun County Public Improvement
     GO Series 2001B MB (AA+, Aa1)
     5.00%                                 01/01/04       1,540       1,555,125
   Loudoun County Public Improvement
     GO Series 2002A MB (AA+, Aa1)
     5.00%                                 05/01/04         280         286,434
   Louisa County IDRB (Pooled
     Financing Project) Series 1995 DN
     (Bank of America N.A. LOC) (A-1)
     1.10%(b)                              10/07/03         100         100,000
   Norfolk Water RB Series 1995 MB
     (MBIA Insurance) (AAA, Aaa)
     5.00%                                 11/01/03         500         501,642
   Peninsula Port Authority of Virginia
     IDRB (Allied-Signal, Inc. Project)
     Series 1993 DN (A-1)
     1.25%(b)                              10/07/03       1,000       1,000,000
   Prince William County IDA PCRB
     (Virginia Electric & Power Co.
     Project) Series 2003 MB (A-1,
     MIG-1)
     1.19%                                 11/07/03       1,400       1,400,000
   Richmond GO Series 1993B MB
     (FGIC Insurance)
     5.50%                                 01/15/04         500         506,286
   Richmond IDRB (Diocese of Virginia
     Church School Project) Series 2001
     DN (Suntrust Bank LOC) (VMIG-1)
     1.23%(b)                              10/07/03         200         200,000
   University of Virginia RB Series
     2003B-31 DN (Wachovia Bank N.A.
     SBPA) (VMIG-1)
     1.15%(b)                              10/07/03       2,700       2,700,000


                                                          PAR
                                           MATURITY      (000)         VALUE
                                           --------     -------     -----------
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (CONTINUED)
   Virginia Beach Development Authority
     IDRB (Ocean Ranch Motel Corp.
     Project) Series 1998 DN (Branch
     Banking & Trust Co. LOC)
     (A-1, P-1)
     1.10%(b)                              10/07/03     $   900     $   900,000
   Virginia Beach Development Authority
     Multi-Family Housing RB Series
     1999-1146 DN (Merrill Lynch & Co.
     SBPA)
     1.14%(b)                              10/07/03       4,380       4,380,000
   Virginia Commonwealth Transportation
     Board Transportation RB Series
     2000 SG-134 DN (Societe
     Generale SBPA) (A-1C+)
     1.13%(b)                              10/07/03       2,700       2,700,000
   Virginia Commonwealth Transportation
     Board Federal Highway
     Reimbursement Notes RB Series
     2002 MB (AA, Aa2)
     4.00%                                 10/01/03       2,000       2,000,000
   Virginia Commonwealth Transportation
     Board Federal Highway
     Reimbursement Notes RB Series
     2002-1013 DN (Salomon Smith
     Barney Liquidity Facility) (A-1+)
     1.15%(b)                              10/07/03       6,495       6,495,000
   Virginia Housing Development Authority
     Commonwealth Mortgage RB Series
     2003B-3 MB (AA+, Aa1)
     1.00%                                 07/01/04         550         550,000
   Virginia Public Building Authority RB
     Series 1987 MB (AAA, Aaa)
     6.25%                                 03/01/04         550         562,111
   Virginia Public Building Authority RB
     Series 1994A MB (AA+, Aa1)
     5.90%                                 08/01/04       1,000       1,050,520
     6.00%                                 08/01/04       1,055       1,109,627
   Virginia Public School Authority School
     Educational Technology Notes RB
     Series 2003 MB (AA+, Aa1)
     1.75%                                 04/15/04       5,000       5,017,962
   Virginia  Resource  Authority Clean
     Water State Revolving Fund RB
     Series 2000 DN (Merrill Lynch & Co.
     SBPA) (A-1)
     1.13%(b)                              10/07/03         400         400,000
   Virginia Resource Authority Clean
     Water State Revolving Fund RB
     Series 2000 MB (AAA, Aaa)
     5.25%                                 10/01/03         450         450,000
   Virginia Resource Authority
     Infrastructure RB Series 2002 MB
     (AA, Aa2)
     3.00%                                 05/01/04         500         505,864
   Virginia Resource Authority RB
     (Henrico County Project) Series
     1997 DN (Suntrust Bank SBPA)
     (A-1+)
     1.10%(b)                              10/07/03         100         100,000
                                                                    -----------
                                                                     49,580,080
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
             VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

                                                          PAR
AS OF SEPTEMBER 30, 2003                   MATURITY      (000)         VALUE
                                           --------     -------     -----------
MUNICIPAL BONDS (CONTINUED)
PUERTO RICO -- 4.6%
   ABN-AMRO Munitops Trust Certificates
     Series 2000-17 MB (ABN-AMRO
     Bank N.V. LOC) (F-1+, MIG-1)
     1.70%                                 10/22/03     $ 1,000     $ 1,000,000
   Puerto Rico Public Improvement GO
     Series 2002-II-R-185 DN (FGIC
     Insurance and Salomon Smith
     Barney SBPA) (VMIG-1)
     1.11%(b)                              10/07/03         600         600,000
   Puerto Rico Public Improvement GO
     Series 2001-2 TICS/TOCS DN
     (FSA Insurance) (A-1)
     1.04%(b)                              10/07/03         800         800,000
                                                                    -----------
                                                                      2,400,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $51,980,080(a))                                 100.0%     $51,980,080
                                                         ======     ===========
----------------
(a) Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of September 30, 2003, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                    VIRGINIA MUNICIPAL MONEY MARKET Portfolio

AS OF SEPTEMBER 30, 2003

ASSETS
   Investments at value ............................................................................       $51,980,080
   Cash ............................................................................................            34,946
   Interest receivable .............................................................................           281,901
   Investments sold receivable .....................................................................        10,736,865
   Prepaid expenses ................................................................................            10,363
                                                                                                           -----------
          TOTAL ASSETS .............................................................................        63,044,155
                                                                                                           -----------
LIABILITIES
   Distributions payable ...........................................................................            36,727
   Advisory fees payable ...........................................................................             4,386
   Administrative fees payable .....................................................................            10,130
   Transfer agent fees payable .....................................................................             2,255
   Other accrued expenses payable ..................................................................            16,776
                                                                                                           -----------
          TOTAL LIABILITIES ........................................................................            70,274
                                                                                                           -----------
NET ASSETS (Equivalent to $1.00 per share based on 21,964,246 Institutional shares and
   41,010,487 Service shares outstanding) ..........................................................       $62,973,881
                                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   INSTITUTIONAL AND SERVICE SHARE ($62,973,881 / 62,974,733) ......................................             $1.00
                                                                                                                 =====

                                 BLACKROCK FUNDS

                         KEY TO INVESTMENT ABBREVIATIONS

   AMBAC.................................American Municipal Bond Assurance Corp.
   AMT...................................................Alternative Minimum Tax
   BAN....................................................Bond Anticipation Note
   DN...............................................................Demand Notes
   FGIC.....................................Financial Guaranty Insurance Company
   FSA..............................................Financial Security Assurance
   GO.........................................................General Obligation
   IDA..........................................Industrial Development Authority
   IDRB......................................Industrial Development Revenue Bond
   LOC..........................................................Letter of Credit
   MB.............................................................Municipal Bond
   MBIA.....................................Municipal Bond Insurance Association
   PCRB...........................................Pollution Control Revenue Bond
   RAN.................................................Revenue Anticipation Note
   RB...............................................................Revenue Bond
   SBPA.........................................Stand-by Bond Purchase Agreement
   TAN....................................................Tax Anticipation Notes
   TECP..............................................Tax-Exempt Commercial Paper
   TRAN........................................Tax and Revenue Anticipation Note
   XLCA.....................................................XL Capital Assurance
   ZCM.................................................Zurich Capital Management

The ratings provided by Moody's Investors Service, Inc. and Standard & Poor's Ratings Service of the investments in the various Portfolios are believed to be the most recent ratings available at September 30, 2003. The ratings have not been audited by the Independent Accountants and, therefore, are not covered by the Report of the Independent Accountants.

                            STATEMENTS OF OPERATIONS

                                                                                                                        NEW JERSEY
                                                                                    U.S. TREASURY       MUNICIPAL        MUNICIPAL
                                                                   MONEY MARKET     MONEY MARKET      MONEY MARKET     MONEY MARKET
FOR THE YEAR ENDED SEPTEMBER 30, 2003                                PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                   ------------     -------------     ------------     ------------
INVESTMENT INCOME:
Interest .......................................................    $50,492,354      $10,696,951       $ 9,408,464      $2,233,375
                                                                    -----------      -----------       -----------      ----------
EXPENSES:
Investment advisory fee ........................................     13,824,013        3,600,156         3,152,272         785,989
Administration fee .............................................      5,367,643        1,407,677         1,240,761         314,397
Custodian fee ..................................................        391,784          117,166            95,576          35,929
Transfer agent fee .............................................      1,532,125          284,062           329,316          67,486
Shareholder servicing fees .....................................      2,507,303          527,773           174,484         139,413
Shareholder processing fees ....................................      1,830,822          471,188           404,337         123,114
Distribution fees ..............................................        198,278               --                --              --
Legal and audit ................................................        294,724           75,626            62,547          19,056
Printing .......................................................        423,646           87,371            83,411          20,233
Registration fees and expenses .................................        136,440           54,493            61,642          19,517
Trustees' fees .................................................         60,559           15,502            11,659           3,095
Other ..........................................................         59,185           33,335            35,016          10,969
                                                                    -----------      -----------       -----------      ----------
   Total expenses ..............................................     26,626,522        6,674,349         5,651,021       1,539,198
     Less investment advisory and administration fees waived ...     (7,124,987)      (2,347,108)       (2,014,341)       (584,075)
     Less transfer agent fee waived ............................         (3,464)              --                --              --
     Less shareholder servicing fees waived ....................        (22,836)              --                --              --
     Less shareholder processing fees waived ...................        (39,656)              --            (2,965)         (6,511)
                                                                    -----------      -----------       -----------      ----------
   Net expenses ............................................         19,435,579        4,327,241         3,633,715         948,612
                                                                    -----------      -----------       -----------      ----------
Net investment income ......................................         31,056,775        6,369,710         5,774,749       1,284,763
                                                                    -----------      -----------       -----------      ----------
Net realized gain on investments ...........................             12,679              378             9,734              --
                                                                    -----------      -----------       -----------      ----------
Net increase in net assets resulting from
   operations ..............................................        $31,069,454      $ 6,370,088       $ 5,784,483      $1,284,763
                                                                    ===========      ===========       ===========      ==========

                                                                  NORTH CAROLINA        OHIO        PENNSYLVANIA       VIRGINIA
                                                                     MUNICIPAL        MUNICIPAL       MUNICIPAL        MUNICIPAL
                                                                   MONEY MARKET     MONEY MARKET    MONEY MARKET     MONEY MARKET
FOR THE YEAR ENDED SEPTEMBER 30, 2003                                PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  --------------    ------------    ------------     ------------
INVESTMENT INCOME:
Interest .......................................................    $2,045,972       $2,239,404      $ 7,386,757      $ 904,451
                                                                    ----------       ----------      -----------      ---------
EXPENSES:
Investment advisory fee ........................................       728,989          700,743        2,448,913        327,624
Administration fee .............................................       291,596          280,296          974,804        131,050
Custodian fee ..................................................        31,759           32,518           94,815          8,096
Transfer agent fee .............................................        60,359           76,856          221,065         28,781
Shareholder servicing fees .....................................         1,288           93,750          229,783         75,372
Shareholder processing fees ....................................           919           63,748          168,041         75,372
Distribution fees ..............................................            --               --               --             --
Legal and audit ................................................        27,378           14,812           53,451         11,003
Printing .......................................................        21,294           18,138           58,365         10,142
Registration fees and expenses .................................        18,937           16,478           26,842         22,220
Trustees' fees .................................................         2,989            3,030            9,323          1,331
Other ..........................................................        10,062            6,669           24,772          7,510
                                                                    ----------       ----------      -----------      ---------
   Total expenses ..............................................     1,195,570        1,307,038        4,310,174        698,501
     Less investment advisory and administration fees waived....      (707,104)        (521,228)      (1,583,467)      (329,334)
     Less transfer agent fee waived ............................            --               --               --             --
     Less shareholder servicing fees waived ....................            --               --               --        (75,372)
     Less shareholder processing fees waived ...................          (120)              --          (15,044)       (25,124)
                                                                    ----------       ----------      -----------      ---------
   Net expenses ............................................           488,346          785,810        2,711,663        268,671
                                                                    ----------       ----------      -----------      ---------
Net investment income ......................................         1,557,626        1,453,594        4,675,094        635,780
                                                                    ----------       ----------      -----------      ---------
Net realized gain on investments ...........................                --               --            1,159             --
                                                                    ----------       ----------      -----------      ---------
Net increase in net assets resulting from
   operations ..............................................        $1,557,626       $1,453,594      $ 4,676,253      $ 635,780
                                                                    ==========       ==========      ===========      =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


32 & 33

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              U.S. TREASURY
                                                           MONEY MARKET PORTFOLIO         MONEY MARKET PORTFOLIO
                                                     -------------------------------   ----------------------------
                                                        FOR THE          FOR THE          FOR THE         FOR THE
                                                      YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        9/30/03           9/30/02         9/30/03         9/30/02
                                                     --------------   --------------   -------------   ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ....................       $   31,056,775   $   70,457,841   $   6,369,710   $ 15,388,338
    Net realized gain (loss) on investments ..               12,679          (97,955)            378        (12,758)
                                                     --------------   --------------   -------------   ------------
    Net increase in net assets resulting
      from operations ........................           31,069,454       70,359,886       6,370,088     15,375,580
                                                     --------------   --------------   -------------   ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ......................          (23,276,050)     (49,908,779)     (4,527,100)   (10,342,163)
    Service Class ............................           (4,035,277)     (11,160,640)     (1,579,280)    (4,472,519)
    Hilliard Lyons Class .....................             (840,699)      (2,143,960)             --             --
    Investor A Class .........................           (2,866,013)      (7,058,140)       (263,330)      (573,656)
    Investor B Class .........................              (28,994)        (126,756)             --             --
    Investor C Class .........................               (9,742)         (59,566)             --             --
                                                     --------------   --------------   -------------   ------------
    Total distributions from net
      investment income ......................          (31,056,775)     (70,457,841)     (6,369,710)   (15,388,338)
                                                     --------------   --------------   -------------   ------------
Capital share transactions ...................         (689,744,955)    (337,284,051)   (181,023,763)    46,988,199
                                                     --------------   --------------   -------------   ------------
    Total increase (decrease) in net assets ..         (689,732,276)    (337,382,006)   (181,023,385)    46,975,441

Net assets:
    Beginning of period ......................        3,743,428,502    4,080,810,508     860,483,632    813,508,191
                                                     --------------   --------------   -------------   ------------
    End of period ............................       $3,053,696,226   $3,743,428,502   $ 679,460,247   $860,483,632
                                                     ==============   ==============   =============   ============

                                                               MUNICIPAL                 NEW JERSEY MUNICIPAL
                                                        MONEY MARKET PORTFOLIO         MONEY MARKET PORTFOLIO
                                                     ----------------------------   ---------------------------
                                                       FOR THE         FOR THE         FOR THE       FOR THE
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        9/30/03         9/30/02        9/30/03        9/30/02
                                                     ------------    ------------   ------------   ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ....................       $  5,774,749    $  9,827,759   $  1,284,763   $  2,073,226
    Net realized gain (loss) on investments ..              9,734          27,753             --          1,818
                                                     ------------    ------------   ------------   ------------
    Net increase in net assets resulting
      from operations ........................          5,784,483       9,855,512      1,284,763      2,075,044
                                                     ------------    ------------   ------------   ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ......................         (3,984,565)     (6,987,803)      (823,960)    (1,294,479)
    Service Class ............................           (651,980)     (1,336,962)      (388,878)      (639,629)
    Hilliard Lyons Class .....................         (1,103,413)     (1,431,109)            --             --
    Investor A Class .........................            (34,791)        (71,885)       (71,925)      (139,118)
    Investor B Class .........................                 --              --             --             --
    Investor C Class .........................                 --              --             --             --
                                                     ------------    ------------   ------------   ------------
    Total distributions from net
      investment income ......................         (5,774,749)     (9,827,759)    (1,284,763)    (2,073,226)
                                                     ------------    ------------   ------------   ------------
Capital share transactions ...................         (8,863,150)    (52,441,360)    (6,528,126)    (7,830,623)
                                                     ------------    ------------   ------------   ------------
    Total increase (decrease) in net assets ..         (8,853,416)    (52,413,607)    (6,528,126)    (7,828,805)

Net assets:
    Beginning of period ......................        687,559,051     739,972,658    165,891,165    173,719,970
                                                     ------------    ------------   ------------   ------------
    End of period ............................       $678,705,635    $687,559,051   $159,363,039   $165,891,165
                                                     ============    ============   ============   ============

                                                       NORTH CAROLINA MUNICIPAL           OHIO MUNICIPAL
                                                        MONEY MARKET PORTFOLIO        MONEY MARKET PORTFOLIO
                                                     ---------------------------   ---------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        9/30/03        9/30/02        9/30/03        9/30/02
                                                     ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ....................       $  1,557,626   $  1,804,145   $  1,453,594   $  1,998,035
    Net realized gain (loss) on investments...                 --             --             --         (1,396)
                                                     ------------   ------------   ------------   ------------
    Net increase in net assets resulting
      from operations ........................          1,557,626      1,804,145      1,453,594      1,996,639
                                                     ------------   ------------   ------------   ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ......................         (1,554,109)    (1,795,533)    (1,184,600)    (1,442,460)
    Service Class ............................             (1,545)        (4,996)       (93,438)      (154,084)
    Hilliard Lyons Class .....................                 --             --             --             --
    Investor A Class .........................             (1,972)        (3,609)      (175,556)      (401,491)
    Investor B Class .........................                 --             (7)            --             --
    Investor C Class .........................                 --             --             --             --
                                                     ------------   ------------   ------------   ------------
    Total distributions from net
      investment income ......................         (1,557,626)    (1,804,145)    (1,453,594)    (1,998,035)
                                                     ------------   ------------   ------------   ------------
Capital share transactions ...................          5,973,563     40,977,024    (12,636,827)    12,452,493
                                                     ------------   ------------   ------------   ------------
    Total increase (decrease) in net assets ..          5,973,563     40,977,024    (12,636,827)    12,451,097

Net assets:
    Beginning of period ......................        157,056,135    116,079,111    146,788,265    134,337,168
                                                     ------------   ------------   ------------   ------------
    End of period ............................       $163,029,698   $157,056,135   $134,151,438   $146,788,265
                                                     ============   ============   ============   ============

                                                        PENNSYLVANIA MUNICIPAL           VIRGINIA MUNICIPAL
                                                        MONEY MARKET PORTFOLIO        MONEY MARKET PORTFOLIO
                                                     ---------------------------    --------------------------
                                                       FOR THE        FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                        9/30/03        9/30/02        9/30/03         9/30/02
                                                     ------------   ------------    -----------    -----------
Increase (decrease) in net assets:
  Operations:
    Net investment income ....................       $  4,675,094   $  8,033,116    $   635,780    $   823,177
    Net realized gain (loss) on investments ..              1,159             --             --             --
                                                     ------------   ------------    -----------    -----------
    Net increase in net assets resulting
      from operations ........................          4,676,253      8,033,116        635,780        823,177
                                                     ------------   ------------    -----------    -----------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ......................         (4,040,379)    (6,646,193)      (209,774)      (580,658)
    Service Class ............................           (322,428)      (776,955)      (426,006)      (228,857)
    Hilliard Lyons Class .....................                 --             --             --             --
    Investor A Class .........................           (312,287)      (609,944)            --        (13,662)
    Investor B Class .........................                 --            (24)            --             --
    Investor C Class .........................                 --             --             --             --
                                                     ------------   ------------    -----------    -----------
    Total distributions from net
      investment income ......................         (4,675,094)    (8,033,116)      (635,780)      (823,177)
                                                     ------------   ------------    -----------    -----------
Capital share transactions ...................        (94,515,945)   (21,830,601)      (977,482)     6,509,391
                                                     ------------   ------------    -----------    -----------
    Total increase (decrease) in net assets ..        (94,514,786)   (21,830,601)      (977,482)     6,509,391

Net assets:
    Beginning of period ......................        588,817,149    610,647,750     63,951,363     57,441,972
                                                     ------------   ------------    -----------    -----------
    End of period ............................       $494,302,363   $588,817,149    $62,973,881    $63,951,363
                                                     ============   ============    ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34 & 35

                                 BLACKROCK FUNDS

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                      NET                                                       NET
                                     ASSET                                DISTRIBUTIONS        ASSET
                                     VALUE                NET               FROM NET           VALUE
                                   BEGINNING          INVESTMENT           INVESTMENT          END OF
                                   OF PERIOD            INCOME               INCOME            PERIOD
-------------------------------------------------------------------------------------------------------------
      ----------------------
      MONEY MARKET PORTFOLIO
      ----------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0103             $(0.0103)           $1.00
      9/30/02                         1.00               0.0186              (0.0186)            1.00
      9/30/01                         1.00               0.0496              (0.0496)            1.00
      9/30/00                         1.00               0.0582              (0.0582)            1.00
      9/30/99                         1.00               0.0478              (0.0478)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0073             $(0.0073)           $1.00
      9/30/02                         1.00               0.0156              (0.0156)            1.00
      9/30/01                         1.00               0.0466              (0.0466)            1.00
      9/30/00                         1.00               0.0552              (0.0552)            1.00
      9/30/99                         1.00               0.0448              (0.0448)            1.00

      HILLIARD LYONS CLASS
      9/30/03                        $1.00              $0.0056             $(0.0056)           $1.00
      9/30/02                         1.00               0.0139              (0.0139)            1.00
      9/30/01                         1.00               0.0450              (0.0450)            1.00
      10/18/99 1 through 9/30/00      1.00               0.0518              (0.0518)            1.00

      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0056             $(0.0056)           $1.00
      9/30/02                         1.00               0.0139              (0.0139)            1.00
      9/30/01                         1.00               0.0449              (0.0449)            1.00
      9/30/00                         1.00               0.0539              (0.0539)            1.00
      9/30/99                         1.00               0.0441              (0.0441)            1.00

      INVESTOR B CLASS
      9/30/03                        $1.00              $0.0014             $(0.0014)           $1.00
      9/30/02                         1.00               0.0079              (0.0079)            1.00
      9/30/01                         1.00               0.0389              (0.0389)            1.00
      9/30/00                         1.00               0.0475              (0.0475)            1.00
      9/30/99                         1.00               0.0371              (0.0371)            1.00

      INVESTOR C CLASS
      9/30/03                        $1.00              $0.0014             $(0.0014)           $1.00
      9/30/02                         1.00               0.0078              (0.0078)            1.00
      9/30/01                         1.00               0.0389              (0.0389)            1.00
      9/30/00                         1.00               0.0475              (0.0475)            1.00
      9/30/99                         1.00               0.0371              (0.0371)            1.00

      ------------------------------------
      U.S. TREASURY MONEY MARKET PORTFOLIO
      ------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0091             $(0.0091)           $1.00
      9/30/02                         1.00               0.0166              (0.0166)            1.00
      9/30/01                         1.00               0.0464              (0.0464)            1.00
      9/30/00                         1.00               0.0543              (0.0543)            1.00
      9/30/99                         1.00               0.0453              (0.0453)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0061             $(0.0061)           $1.00
      9/30/02                         1.00               0.0136              (0.0136)            1.00
      9/30/01                         1.00               0.0435              (0.0435)            1.00
      9/30/00                         1.00               0.0513              (0.0513)            1.00
      9/30/99                         1.00               0.0423              (0.0423)            1.00

      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0044             $(0.0044)           $1.00
      9/30/02                         1.00               0.0119              (0.0119)            1.00
      9/30/01                         1.00               0.0417              (0.0417)            1.00
      9/30/00                         1.00               0.0497              (0.0497)            1.00
      9/30/99                         1.00               0.0412              (0.0412)            1.00

                                 BLACKROCK FUNDS



                                                                NET                                RATIO OF TOTAL
                                                               ASSETS            RATIO OF       EXPENSES TO AVERAGE
                                                               END OF         NET EXPENSES TO        NET  ASSETS
                                               TOTAL           PERIOD           AVERAGE NET          (EXCLUDING
                                              RETURN           (000)              ASSETS              WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
      ----------------------
      MONEY MARKET PORTFOLIO
      ----------------------
      INSTITUTIONAL CLASS
      9/30/03                                  1.04%         $2,006,202            0.42%               0.62%
      9/30/02                                  1.87           2,462,579            0.42                0.61
      9/30/01                                  5.08           2,507,649            0.42                0.60
      9/30/00                                  5.98           2,231,404            0.42                0.60
      9/30/99                                  4.89           2,076,083            0.42                0.61

      SERVICE CLASS
      9/30/03                                  0.74%         $  431,854            0.72%               0.94%
      9/30/02                                  1.57             567,574            0.72                0.91
      9/30/01                                  4.77             853,306            0.72                0.90
      9/30/00                                  5.66             629,769            0.72                0.90
      9/30/99                                  4.58             748,191            0.72                0.91

      HILLIARD LYONS CLASS
      9/30/03                                  0.57%         $  148,277            0.89%               1.10%
      9/30/02                                  1.40             144,271            0.89                1.08
      9/30/01                                  4.59             163,056            0.89                1.07
      10/18/99 1 through 9/30/00               5.30             154,279            0.91 2              1.09 2

      INVESTOR A CLASS
      9/30/03                                  0.57%         $  451,676            0.89%               1.11%
      9/30/02                                  1.39             539,268            0.89                1.08
      9/30/01                                  4.59             531,518            0.89                1.07
      9/30/00                                  5.53             405,740            0.85                1.03
      9/30/99                                  4.50             486,578            0.80                0.99

      INVESTOR B CLASS
      9/30/03                                  0.14%         $   13,490            1.34%               1.86%
      9/30/02                                  0.79              21,864            1.49                1.83 10
      9/30/01                                  3.96              15,853            1.49                1.82 10
      9/30/00                                  4.85               6,371            1.49                1.82 10
      9/30/99                                  3.77               5,414            1.49                1.83 10

      INVESTOR C CLASS
      9/30/03                                  0.14%         $    2,197            1.35%               1.86%
      9/30/02                                  0.79               7,873            1.49                1.83 10
      9/30/01                                  3.96               9,429            1.49                1.82 10
      9/30/00                                  4.85               4,134            1.49                1.82 10
      9/30/99                                  3.77               4,268            1.49                1.83 10

      ------------------------------------
      U.S. TREASURY MONEY MARKET PORTFOLIO
      ------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                  0.92%         $  379,240            0.41%               0.70%
      9/30/02                                  1.68             526,344            0.41                0.68
      9/30/01                                  4.74             380,200            0.41                0.68
      9/30/00                                  5.56             317,272            0.41                0.68
      9/30/99                                  4.63             324,879            0.41                0.68

      SERVICE CLASS
      9/30/03                                  0.62%         $  250,314            0.71%               1.00%
      9/30/02                                  1.37             265,841            0.71                0.98
      9/30/01                                  4.43             398,130            0.71                0.98
      9/30/00                                  5.25             412,321            0.71                0.98
      9/30/99                                  4.31             524,122            0.71                0.98

      INVESTOR A CLASS
      9/30/03                                  0.44%         $   49,906            0.88%               1.17%
      9/30/02                                  1.20              68,299            0.88                1.16
      9/30/01                                  4.26              35,178            0.88                1.15
      9/30/00                                  5.09              31,808            0.86                1.13
      9/30/99                                  4.20              45,224            0.82                1.09

                                                                     RATIO OF NET
                                                                   INVESTMENT INCOME
                                               RATIO OF NET           TO AVERAGE
                                             INVESTMENT INCOME        NET ASSETS
                                              TO AVERAGE NET         (EXCLUDING
                                                   ASSETS              WAIVERS)
-------------------------------------------------------------------------------------
      ----------------------
      MONEY MARKET PORTFOLIO
      ----------------------
      INSTITUTIONAL CLASS
      9/30/03                                      1.04%                0.84%
      9/30/02                                      1.86                 1.67
      9/30/01                                      4.96                 4.79
      9/30/00                                      5.83                 5.65
      9/30/99                                      4.78                 4.59

      SERVICE CLASS
      9/30/03                                      0.74%                0.53%
      9/30/02                                      1.60                 1.41
      9/30/01                                      4.66                 4.49
      9/30/00                                      5.49                 5.31
      9/30/99                                      4.48                 4.29

      HILLIARD LYONS CLASS
      9/30/03                                      0.56%                0.34%
      9/30/02                                      1.40                 1.21
      9/30/01                                      4.49                 4.31
      10/18/99 1 through 9/30/00                   5.43 2               5.25 2

      INVESTOR A CLASS
      9/30/03                                      0.57%                0.36%
      9/30/02                                      1.38                 1.19
      9/30/01                                      4.43                 4.25
      9/30/00                                      5.37                 5.19
      9/30/99                                      4.40                 4.21

      INVESTOR B CLASS
      9/30/03                                      0.15%               (0.37)%
      9/30/02                                      0.77                 0.42 10
      9/30/01                                      3.64                 3.31 10
      9/30/00                                      4.84                 4.51 10
      9/30/99                                      3.71                 3.37 10

      INVESTOR C CLASS
      9/30/03                                      0.15%               (0.35)%
      9/30/02                                      0.79                 0.45 10
      9/30/01                                      3.68                 3.35 10
      9/30/00                                      4.77                 4.44 10
      9/30/99                                      3.71                 3.37 10

      ------------------------------------
      U.S. TREASURY MONEY MARKET PORTFOLIO
      ------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                      0.93%                0.64%
      9/30/02                                      1.62                 1.35
      9/30/01                                      4.61                 4.34
      9/30/00                                      5.43                 5.16
      9/30/99                                      4.53                 4.26

      SERVICE CLASS
      9/30/03                                      0.61%                0.32%
      9/30/02                                      1.39                 1.11
      9/30/01                                      4.39                 4.12
      9/30/00                                      5.10                 4.83
      9/30/99                                      4.23                 3.96

      INVESTOR A CLASS
      9/30/03                                      0.47%                0.17%
      9/30/02                                      1.15                 0.87
      9/30/01                                      4.17                 3.90
      9/30/00                                      4.91                 4.64
      9/30/99                                      4.12                 3.85

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 & 37

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                                                       NET
                                     ASSET                                DISTRIBUTIONS        ASSET
                                     VALUE                NET               FROM NET           VALUE
                                   BEGINNING          INVESTMENT           INVESTMENT          END OF
                                   OF PERIOD            INCOME               INCOME            PERIOD
-------------------------------------------------------------------------------------------------------------
      INVESTOR B CLASS
      1/10/00 1 through 2/7/00       $1.00              $0.0037             $(0.0037)           $1.00

      INVESTOR C CLASS
      1/22/02 4 through 2/6/02       $1.00              $0.0003             $(0.0003)           $1.00
      12/8/98 1 through 5/25/99       1.00               0.0138              (0.0138)            1.00

      --------------------------------
      MUNICIPAL MONEY MARKET PORTFOLIO
      --------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0092             $(0.0092)           $1.00
      9/30/02                         1.00               0.0142              (0.0142)            1.00
      9/30/01                         1.00               0.0315              (0.0315)            1.00
      9/30/00                         1.00               0.0356              (0.0356)            1.00
      9/30/99                         1.00               0.0281              (0.0281)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0062             $(0.0062)           $1.00
      9/30/02                         1.00               0.0112              (0.0112)            1.00
      9/30/01                         1.00               0.0285              (0.0285)            1.00
      9/30/00                         1.00               0.0326              (0.0326)            1.00
      9/30/99                         1.00               0.0252              (0.0252)            1.00

      HILLIARD LYONS CLASS
      9/30/03                        $1.00              $0.0070             $(0.0070)           $1.00
      9/30/02                         1.00               0.0120              (0.0120)            1.00
      9/30/01                         1.00               0.0292              (0.0292)            1.00
      10/26/99 1 through 9/30/00      1.00               0.0316              (0.0316)            1.00

      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0048             $(0.0048)           $1.00
      9/30/02                         1.00               0.0095              (0.0095)            1.00
      9/30/01                         1.00               0.0268              (0.0268)            1.00
      9/30/00                         1.00               0.0309              (0.0309)            1.00
      9/30/99                         1.00               0.0235              (0.0235)            1.00

      INVESTOR C CLASS
      10/1/98 through 12/18/98       $1.00              $0.0040             $(0.0040)           $1.00

      -------------------------------------------
      NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
      -------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0089             $(0.0089)           $1.00
      9/30/02                         1.00               0.0134              (0.0134)            1.00
      9/30/01                         1.00               0.0305              (0.0305)            1.00
      9/30/00                         1.00               0.0347              (0.0347)            1.00
      9/30/99                         1.00               0.0279              (0.0279)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0059             $(0.0059)           $1.00
      9/30/02                         1.00               0.0104              (0.0104)            1.00
      9/30/01                         1.00               0.0275              (0.0275)            1.00
      9/30/00                         1.00               0.0317              (0.0317)            1.00
      9/30/99                         1.00               0.0249              (0.0249)            1.00

      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0045             $(0.0045)           $1.00
      9/30/02                         1.00               0.0087              (0.0087)            1.00
      9/30/01                         1.00               0.0258              (0.0258)            1.00
      9/30/00                         1.00               0.0292              (0.0292)            1.00
      9/30/99                         1.00               0.0227              (0.0227)            1.00

      INVESTOR B CLASS
      10/1/99 through 2/8/00         $1.00              $0.0077             $(0.0077)           $1.00
      9/30/99                         1.00               0.0094              (0.0094)            1.00

                                 BLACKROCK FUNDS


                                                                NET                                RATIO OF TOTAL
                                                               ASSETS            RATIO OF       EXPENSES TO AVERAGE
                                                               END OF         NET EXPENSES TO        NET  ASSETS
                                               TOTAL           PERIOD           AVERAGE NET          (EXCLUDING
                                              RETURN           (000)              ASSETS              WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
      INVESTOR B CLASS
      1/10/00 1 through 2/7/00                 0.37%         $       -- 5         1.48% 2               1.75% 2

      INVESTOR C CLASS
      1/22/02 4 through 2/6/02                 0.03%         $       -- 9         1.48% 2               1.76% 2
      12/8/98 1 through 5/25/99                1.39                  -- 3         1.48 2                1.75 2

      --------------------------------
      MUNICIPAL MONEY MARKET PORTFOLIO
      --------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                  0.92%         $  437,613           0.42%                 0.71%
      9/30/02                                  1.43             428,743           0.42                  0.70
      9/30/01                                  3.19             491,052           0.42                  0.69
      9/30/00                                  3.62             314,307           0.42                  0.70
      9/30/99                                  2.85             238,281           0.42                  0.70

      SERVICE CLASS
      9/30/03                                  0.62%         $   88,769           0.72%                 1.01%
      9/30/02                                  1.12             104,474           0.72                  1.00
      9/30/01                                  2.88             138,402           0.72                  0.99
      9/30/00                                  3.31             112,807           0.72                  1.00
      9/30/99                                  2.54             151,261           0.72                  1.00

      HILLIARD LYONS CLASS
      9/30/03                                  0.70%         $  143,305           0.64%                 0.93%
      9/30/02                                  1.20             147,755           0.64                  0.92
      9/30/01                                  2.96             101,506           0.64                  0.94
      10/26/99 1 through 9/30/00               3.21             105,572           0.66 2                0.94 2

      INVESTOR A CLASS
      9/30/03                                  0.49%         $    9,019           0.85%                 1.18%
      9/30/02                                  0.95               6,587           0.89                  1.17
      9/30/01                                  2.71               9,013           0.89                  1.16
      9/30/00                                  3.13               7,396           0.89                  1.17
      9/30/99                                  2.37               4,705           0.89                  1.17

      INVESTOR C CLASS
      10/1/98 through 12/18/98                 0.40%         $       -- 3         1.49% 2               1.77% 2

      --------------------------------------------
      NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
      --------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                  0.89%        $    77,267           0.39%                 0.72%
      9/30/02                                  1.35              86,573           0.39                  0.71
      9/30/01                                  3.10              97,007           0.39                  0.70
      9/30/00                                  3.52              82,080           0.39                  0.70
      9/30/99                                  2.83              79,568           0.39                  0.71

      SERVICE CLASS
      9/30/03                                  0.59%        $    64,313           0.69%                 1.02%
      9/30/02                                  1.04              65,074           0.69                  1.01
      9/30/01                                  2.79              60,296           0.69                  1.00
      9/30/00                                  3.21              55,177           0.69                  1.00
      9/30/99                                  2.52              37,120           0.69                  1.01

      INVESTOR A CLASS
      9/30/03                                  0.45%         $   17,783           0.82%                 1.19%
      9/30/02                                  0.87              14,244           0.86                  1.18
      9/30/01                                  2.61              16,417           0.86                  1.17
      9/30/00                                  2.96               6,421           0.93                  1.24
      9/30/99                                  2.30              22,370           0.91                  1.23

      INVESTOR B CLASS
      10/1/99 through 2/8/00                   0.77%         $       -- 5         1.46% 2               1.77% 2
      9/30/99                                  0.94                  --           1.46                  1.78

                                                                     RATIO OF NET
                                                                   INVESTMENT INCOME
                                               RATIO OF NET           TO AVERAGE
                                             INVESTMENT INCOME        NET ASSETS
                                              TO AVERAGE NET         (EXCLUDING
                                                   ASSETS              WAIVERS)
-------------------------------------------------------------------------------------
      INVESTOR B CLASS
      1/10/00 1 through 2/7/00                     4.70% 2              4.43% 2

      INVESTOR C CLASS
      1/22/02 4 through 2/6/02                     0.72% 2              0.44% 2
      12/8/98 1 through 5/25/99                    3.46 2               3.19 2

      --------------------------------
      MUNICIPAL MONEY MARKET PORTFOLIO
      --------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                      0.92%                0.64%
      9/30/02                                      1.41                 1.13
      9/30/01                                      3.11                 2.83
      9/30/00                                      3.63                 3.35
      9/30/99                                      2.80                 2.52

      SERVICE CLASS
      9/30/03                                      0.63%                0.34%
      9/30/02                                      1.13                 0.85
      9/30/01                                      2.82                 2.54
      9/30/00                                      3.23                 2.95
      9/30/99                                      2.50                 2.22

      HILLIARD LYONS CLASS
      9/30/03                                      0.70%                0.41%
      9/30/02                                      1.17                 0.89
      9/30/01                                      2.92                 2.63
      10/26/99 1  through 9/30/00                  3.42 2               3.14 2

      INVESTOR A CLASS
      9/30/03                                      0.47%                0.15%
      9/30/02                                      0.96                 0.68
      9/30/01                                      2.65                 2.37
      9/30/00                                      3.09                 2.81
      9/30/99                                      2.33                 2.05

      INVESTOR C CLASS
      10/1/98 through 12/18/98                     1.73% 2              1.45% 2

      -------------------------------------------
      NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
      -------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                      0.89%                0.56%
      9/30/02                                      1.34                 1.02
      9/30/01                                      3.03                 2.72
      9/30/00                                      3.45                 3.14
      9/30/99                                      2.79                 2.47

      SERVICE CLASS
      9/30/03                                      0.59%                0.26%
      9/30/02                                      1.04                 0.71
      9/30/01                                      2.75                 2.44
      9/30/00                                      3.23                 2.92
      9/30/99                                      2.49                 2.17

      INVESTOR A CLASS
      9/30/03                                      0.44%                0.07%
      9/30/02                                      0.87                 0.54
      9/30/01                                      2.40                 2.09
      9/30/00                                      2.86                 2.55
      9/30/99                                      2.27                 1.95

      INVESTOR B CLASS
      10/1/99 through 2/8/00                       2.33% 2              2.02% 2
      9/30/99                                      1.72                 1.40

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38 & 39

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                                                       NET
                                     ASSET                                DISTRIBUTIONS        ASSET
                                     VALUE                NET               FROM NET           VALUE
                                   BEGINNING          INVESTMENT           INVESTMENT          END OF
                                   OF PERIOD            INCOME               INCOME            PERIOD
-------------------------------------------------------------------------------------------------------------
      -----------------------------------------------
      NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
      -----------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0097             $(0.0097)           $1.00
      9/30/02                         1.00               0.0134              (0.0134)            1.00
      9/30/01                         1.00               0.0313              (0.0313)            1.00
      9/30/00                         1.00               0.0362              (0.0362)            1.00
      9/30/99                         1.00               0.0288              (0.0288)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0067             $(0.0067)           $1.00
      9/30/02                         1.00               0.0104              (0.0104)            1.00
      9/30/01                         1.00               0.0283              (0.0283)            1.00
      9/30/00                         1.00               0.0332              (0.0332)            1.00
      9/30/99                         1.00               0.0258              (0.0258)            1.00

      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0053             $(0.0053)           $1.00
      9/30/02                         1.00               0.0082              (0.0082)            1.00
      9/30/01                         1.00               0.0266              (0.0266)            1.00
      9/30/00                         1.00               0.0315              (0.0315)            1.00
      9/30/99                         1.00               0.0241              (0.0241)            1.00

      INVESTOR B CLASS
      10/1/01 through 12/14/01       $1.00              $0.0012             $(0.0012)           $1.00
      9/30/01                         1.00               0.0203              (0.0203)            1.00
      1/12/00 1 through 9/30/00       1.00               0.0185              (0.0185)            1.00

      -------------------------------------
      OHIO MUNICIPAL MONEY MARKET PORTFOLIO
      -------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0105             $(0.0105)           $1.00
      9/30/02                         1.00               0.0154              (0.0154)            1.00
      9/30/01                         1.00               0.0331              (0.0331)            1.00
      9/30/00                         1.00               0.0361              (0.0361)            1.00
      9/30/99                         1.00               0.0294              (0.0294)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0075             $(0.0075)           $1.00
      9/30/02                         1.00               0.0124              (0.0124)            1.00
      9/30/01                         1.00               0.0301              (0.0301)            1.00
      9/30/00                         1.00               0.0331              (0.0331)            1.00
      9/30/99                         1.00               0.0264              (0.0264)            1.00

      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0058             $(0.0058)           $1.00
      9/30/02                         1.00               0.0107              (0.0107)            1.00
      9/30/01                         1.00               0.0284              (0.0284)            1.00
      9/30/00                         1.00               0.0313              (0.0313)            1.00
      9/30/99                         1.00               0.0246              (0.0246)            1.00

      ---------------------------------------------
      PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
      ---------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0093             $(0.0093)           $1.00
      9/30/02                         1.00               0.0131              (0.0131)            1.00
      9/30/01                         1.00               0.0299              (0.0299)            1.00
      9/30/00                         1.00               0.0354              (0.0354)            1.00
      9/30/99                         1.00               0.0280              (0.0280)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0063             $(0.0063)           $1.00
      9/30/02                         1.00               0.0101              (0.0101)            1.00
      9/30/01                         1.00               0.0269              (0.0269)            1.00
      9/30/00                         1.00               0.0324              (0.0324)            1.00
      9/30/99                         1.00               0.0250              (0.0250)            1.00

                                                                NET                                RATIO OF TOTAL
                                                               ASSETS            RATIO OF       EXPENSES TO AVERAGE
                                                               END OF         NET EXPENSES TO        NET  ASSETS
                                               TOTAL           PERIOD           AVERAGE NET          (EXCLUDING
                                              RETURN           (000)              ASSETS              WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
      -----------------------------------------------
      NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
      -----------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                  0.97%         $ 162,465             0.30%                 0.74%
      9/30/02                                  1.35            156,476             0.30                  0.72
      9/30/01                                  3.18            115,139             0.30                  0.70
      9/30/00                                  3.68            102,155             0.30                  0.72
      9/30/99                                  2.92            178,059             0.30                  0.70

      SERVICE CLASS
      9/30/03                                  0.67%         $     227             0.60%                 1.04%
      9/30/02                                  1.05                205             0.60                  1.02
      9/30/01                                  2.87                519             0.60                  1.00
      9/30/00                                  3.37                649             0.60                  1.02
      9/30/99                                  2.61              1,639             0.60                  1.00

      INVESTOR A CLASS
      9/30/03                                  0.53%         $     338             0.74%                 1.21%
      9/30/02                                  0.88                375             0.77                  1.19
      9/30/01                                  2.70                415             0.77                  1.17
      9/30/00                                  3.20                358             0.77                  1.19
      9/30/99                                  2.44                369             0.77                  1.17

      INVESTOR B CLASS
      10/1/01 through 12/14/01                 0.12%         $      -- 7           1.37% 2               1.79% 2
      9/30/01                                  2.05                  6             1.37                  1.77
      1/12/00 1 through 9/30/00                1.86                  6             1.37 2                1.79 2

      -------------------------------------
      OHIO MUNICIPAL MONEY MARKET PORTFOLIO
      -------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                  1.06%         $  94,936             0.39%                 0.72%
      9/30/02                                  1.55            104,426             0.39                  0.72
      9/30/01                                  3.36             77,620             0.39                  0.71
      9/30/00                                  3.67             52,095             0.39                  0.71
      9/30/99                                  2.98             49,237             0.39                  0.71

      SERVICE CLASS
      9/30/03                                  0.75%         $  13,061             0.69%                 1.03%
      9/30/02                                  1.25             11,511             0.69                  1.02
      9/30/01                                  3.05             12,667             0.69                  1.01
      9/30/00                                  3.36             10,284             0.69                  1.01
      9/30/99                                  2.67             11,284             0.69                  1.01

      INVESTOR A CLASS
      9/30/03                                  0.58%         $  26,154             0.86%                 1.19%
      9/30/02                                  1.07             30,851             0.86                  1.18
      9/30/01                                  2.88             44,050             0.86                  1.18
      9/30/00                                  3.18             41,010             0.87                  1.19
      9/30/99                                  2.49             44,929             0.87                  1.19

      ---------------------------------------------
      PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
      ---------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                  0.93%         $ 416,412             0.42%                 0.71%
      9/30/02                                  1.31            466,039             0.42                  0.70
      9/30/01                                  3.03            459,885             0.42                  0.69
      9/30/00                                  3.60            400,378             0.42                  0.68
      9/30/99                                  2.84            376,402             0.42                  0.70

      SERVICE CLASS
      9/30/03                                  0.63%         $  44,164             0.72%                 1.01%
      9/30/02                                  1.01             54,574             0.72                  1.01
      9/30/01                                  2.72             75,431             0.72                  0.99
      9/30/00                                  3.29             83,474             0.72                  0.98
      9/30/99                                  2.53             76,173             0.72                  1.00



                                                                     RATIO OF NET
                                                                   INVESTMENT INCOME
                                               RATIO OF NET           TO AVERAGE
                                             INVESTMENT INCOME        NET ASSETS
                                              TO AVERAGE NET         (EXCLUDING
                                                   ASSETS              WAIVERS)
-------------------------------------------------------------------------------------
      -----------------------------------------------
      NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
      -----------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                      0.96%                0.53%
      9/30/02                                      1.32                 0.90
      9/30/01                                      3.10                 2.70
      9/30/00                                      3.62                 3.20
      9/30/99                                      2.87                 2.47

      SERVICE CLASS
      9/30/03                                      0.63%                0.20%
      9/30/02                                      1.14                 0.71
      9/30/01                                      2.80                 2.40
      9/30/00                                      3.20                 2.78
      9/30/99                                      2.57                 2.17

      INVESTOR A CLASS
      9/30/03                                      0.53%                0.06%
      9/30/02                                      0.88                 0.46
      9/30/01                                      2.52                 2.12
      9/30/00                                      3.15                 2.73
      9/30/99                                      2.40                 2.00

      INVESTOR B CLASS
      10/1/01 through 12/14/01                     0.60% 2              0.18% 2
      9/30/01                                      2.02                 1.62
      1/12/00 1 through 9/30/00                    2.61 2               2.19 2

      -------------------------------------
      OHIO MUNICIPAL MONEY MARKET PORTFOLIO
      -------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                      1.05%                0.71%
      9/30/02                                      1.52                 1.19
      9/30/01                                      3.31                 2.98
      9/30/00                                      3.60                 3.28
      9/30/99                                      2.95                 2.63

      SERVICE CLASS
      9/30/03                                      0.75%                0.41%
      9/30/02                                      1.19                 0.87
      9/30/01                                      2.95                 2.63
      9/30/00                                      3.29                 2.97
      9/30/99                                      2.65                 2.33

      INVESTOR A CLASS
      9/30/03                                      0.59%                0.25%
      9/30/02                                      1.09                 0.77
      9/30/01                                      2.84                 2.51
      9/30/00                                      3.13                 2.81
      9/30/99                                      2.47                 2.15

      ---------------------------------------------
      PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
      ---------------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                      0.93%                0.64%
      9/30/02                                      1.30                 1.02
      9/30/01                                      2.97                 2.70
      9/30/00                                      3.53                 3.27
      9/30/99                                      2.80                 2.52

      SERVICE CLASS
      9/30/03                                      0.64%                0.35%
      9/30/02                                      1.01                 0.73
      9/30/01                                      2.73                 2.46
      9/30/00                                      3.25                 2.99
      9/30/99                                      2.50                 2.22

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40 & 41

                                 BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                                                       NET
                                     ASSET                                DISTRIBUTIONS        ASSET
                                     VALUE                NET               FROM NET           VALUE
                                   BEGINNING          INVESTMENT           INVESTMENT          END OF
                                   OF PERIOD            INCOME               INCOME            PERIOD
-------------------------------------------------------------------------------------------------------------
      INVESTOR A CLASS
      9/30/03                        $1.00              $0.0049             $(0.0049)           $1.00
      9/30/02                         1.00               0.0084              (0.0084)            1.00
      9/30/01                         1.00               0.0252              (0.0252)            1.00
      9/30/00                         1.00               0.0304              (0.0304)            1.00
      9/30/99                         1.00               0.0235              (0.0235)            1.00

      INVESTOR CLASS B
      12/12/01 1  through 4/9/02     $1.00              $0.0003             $(0.0003)           $1.00

      -----------------------------------------
      VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
      -----------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                        $1.00              $0.0094             $(0.0094)           $1.00
      9/30/02                         1.00               0.0144              (0.0144)            1.00
      9/30/01                         1.00               0.0323              (0.0323)            1.00
      9/30/00                         1.00               0.0367              (0.0367)            1.00
      9/30/99                         1.00               0.0294              (0.0294)            1.00

      SERVICE CLASS
      9/30/03                        $1.00              $0.0084             $(0.0084)           $1.00
      9/30/02                         1.00               0.0124              (0.0124)            1.00
      9/30/01                         1.00               0.0293              (0.0293)            1.00
      9/30/00                         1.00               0.0337              (0.0337)            1.00
      9/30/99                         1.00               0.0264              (0.0264)            1.00

      INVESTOR A CLASS
      10/1/01 through 3/12/02        $1.00              $0.0051             $(0.0051)           $1.00
      9/30/01                         1.00               0.0276              (0.0276)            1.00
      9/30/00 6                       1.00               0.0288              (0.0288)            1.00
      9/30/99                         1.00               0.0237              (0.0237)            1.00

                                                                  NET                           RATIO OF TOTAL
                                                                ASSETS         RATIO OF       EXPENSES TO AVERAGE
                                                                END OF      NET EXPENSES TO       NET  ASSETS
                                                    TOTAL       PERIOD        AVERAGE NET         (EXCLUDING
                                                   RETURN        (000)          ASSETS             WAIVERS)
-------------------------------------------------------------------------------------------------------------------
      INVESTOR A CLASS
      9/30/03                                       0.49%      $  33,726         0.87%              1.18%
      9/30/02                                       0.84          68,204         0.88               1.16
      9/30/01                                       2.54          75,332         0.89               1.16
      9/30/00                                       3.08          62,421         0.92               1.18
      9/30/99                                       2.37         135,341         0.88               1.16

      INVESTOR CLASS B
      12/12/01 1 through 4/9/02                     0.05%      $      -- 7       1.49% 2            1.76% 2

      -----------------------------------------
      VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
      -----------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                       0.95%      $  21,963         0.30%              0.75%
      9/30/02                                       1.45          19,808         0.30               0.75
      9/30/01                                       3.28          53,823         0.30               0.73
      9/30/00                                       3.73          61,561         0.30               0.74
      9/30/99                                       2.98          51,301         0.30               0.75

      SERVICE CLASS
      9/30/03                                       0.85%      $  41,011         0.40%              1.05%
      9/30/02                                       1.25          44,143         0.40               1.00 10
      9/30/01                                       2.97             611         0.60               1.03
      9/30/00                                       3.42             458         0.60               1.04
      9/30/99                                       2.68           2,786         0.60               1.05

      INVESTOR A CLASS
      10/1/01 through 3/12/02                       0.51%      $      -- 8       0.77% 2            1.20% 2
      9/30/01                                       2.80           3,008         0.77               1.20
      9/30/00 6                                     2.92           3,020         0.87               1.31
      9/30/99                                       2.40           1,261         0.87               1.32

                                                                         RATIO OF NET
                                                                      INVESTMENT INCOME
                                                    RATIO OF NET         TO AVERAGE
                                                  INVESTMENT INCOME      NET ASSETS
                                                   TO AVERAGE NET        (EXCLUDING
                                                       ASSETS             WAIVERS)
-------------------------------------------------------------------------------------------------
      INVESTOR A CLASS
      9/30/03                                           0.51%                0.19%
      9/30/02                                           0.83                 0.55
      9/30/01                                           2.46                 2.19
      9/30/00                                           3.00                 2.74
      9/30/99                                           2.34                 2.06

      INVESTOR CLASS B
      12/12/01 1 through 4/9/02                         0.14% 2             (0.13)% 2

      -----------------------------------------
      VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
      -----------------------------------------
      INSTITUTIONAL CLASS
      9/30/03                                           0.93%                0.48%
      9/30/02                                           1.50                 1.06
      9/30/01                                           3.26                 2.83
      9/30/00                                           3.65                 3.21
      9/30/99                                           2.95                 2.50

      SERVICE CLASS
      9/30/03                                           0.85%                0.19%
      9/30/02                                           1.19                 0.60 10
      9/30/01                                           2.94                 2.51
      9/30/00                                           3.17                 2.73
      9/30/99                                           2.65                 2.20

      INVESTOR A CLASS
      10/1/01 through 3/12/02                           1.21% 2              0.77% 2
      9/30/01                                           2.72                 2.28
      9/30/00 6                                         3.11                 2.67
      9/30/99                                           2.38                 1.93


      1    Commencement of operations of share class.

      2    Annualized.

      3    There were no Investor C shares outstanding as of September 30, 1999.

      4    Reissuance of shares.

      5    There were no Investor B shares outstanding as of September 30, 2000.

      6 This class has opened, closed and then reopened during the fiscal year. The financial highlights are reflective of the cumulative periods that the class was opened.

      7    There were no Investor B shares outstanding as of September 30, 2002.

      8    There were no Investor A shares outstanding as of September 30, 2002.

      9    There were no Investor C shares outstanding as of September 30, 2002.

     10 Certain prior year amounts were reclassified to conform to current year presentation.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42 & 43

                                BLACKROCK FUNDS

                         NOTES TO FINANCIAL STATEMENTS

     BlackRock Funds SM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 registered portfolios, eight of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

------------------------------------------------------------------------------------------------------------------------
           Portfolio                                                      Share Classes
------------------------------------------------------------------------------------------------------------------------
                                               Institutional                 Service                Hilliard Lyons
------------------------------------------------------------------------------------------------------------------------
                                          Contractual    Actual      Contractual     Actual     Contractual     Actual
                                             Fees        Fees(4)       Fees(1)       Fees(4)      Fees(2)       Fees(4)
------------------------------------------------------------------------------------------------------------------------
  Money Market                               None         None          0.30%         0.30%         0.50%        0.40%
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Money Market                 None         None          0.30%         0.30%          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
  Municipal Money Market                     None         None          0.30%         0.30%         0.50%        0.15%
------------------------------------------------------------------------------------------------------------------------
  New Jersey Municipal Money Market          None         None          0.30%         0.30%          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
  North Carolina Municipal Money Market      None         None          0.30%         0.30%          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
  Ohio Municipal Money Market                None         None          0.30%         0.30%          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
  Pennsylvania Municipal Money Market        None         None          0.30%         0.30%          N/A          N/A
------------------------------------------------------------------------------------------------------------------------
  Virginia Municipal Money Market            None         None          0.30%         0.10%          N/A          N/A
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
           Portfolio                                                      Share Classes
------------------------------------------------------------------------------------------------------------------------
                                               Investor A                   Investor B                 Investor C
------------------------------------------------------------------------------------------------------------------------
                                          Contractual    Actual      Contractual     Actual     Contractual     Actual
                                             Fees(2)     Fees(4)       Fees(3)       Fees(4)      Fees(3)       Fees(4)
------------------------------------------------------------------------------------------------------------------------
  Money Market                              0.50%        0.40%          1.15%         0.75%         1.15%         0.75%
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Money Market                0.50%        0.40%          1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------
  Municipal Money Market                    0.50%        0.25%          1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------
  New Jersey Municipal Money Market         0.50%        0.25%          1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------
  North Carolina Municipal Money Market     0.50%        0.25%          1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------
  Ohio Municipal Money Market               0.50%        0.40%          1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------
  Pennsylvania Municipal Money Market       0.50%        0.25%          1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------
  Virginia Municipal Money Market           0.50%         N/A           1.15%          N/A          1.15%          N/A
------------------------------------------------------------------------------------------------------------------------

(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee. During the period a portion of the service fee and shareholder processing fee with respect to the Service shares of the Virginia Municipal Money Market Portfolio were waived.

(2) -- the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee. During the period a portion of the shareholder processing fees with respect to the Investor A shares of the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market and Pennsylvania Municipal Money Market portfolios were waived.

(3) -- the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee. During the period a portion of the shareholder servicing fees with respect to the Investor B and Investor C shares of the Money Market Portfolio were waived.

(4) -- the actual fees are as of September 30, 2003.

In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Hilliard Lyons, Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. During the period, PFPC Inc., the Fund's transfer agent waived a portion of the transfer agent fees with respect to the Investor B and Investor C shares of the Money Market Portfolio.

(A) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the  security.  Regular  review and  monitoring  of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00.

                                BLACKROCK FUNDS

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

(B) TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Institutional Management Corporation ("BIMC"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly at the following annual rates, based on each Portfolio's average daily net assets: .45% of the first $1 billion, .40% of the next $1 billion, .375% of the next $1 billion and .35% of net assets in excess of $3 billion.


     For the year ended September 30, 2003, advisory fees and waivers for each Portfolio were as follows:

                                                                  GROSS                            NET
                                                               ADVISORY FEE       WAIVER      ADVISORY FEE
                                                               ------------     ----------    ------------
     Money Market Portfolio.............................        $13,824,013     $6,912,046      $6,911,967
     U.S. Treasury Money Market Portfolio...............          3,600,156      2,318,008       1,282,148
     Municipal Money Market Portfolio...................          3,152,272      2,014,341       1,137,931
     New Jersey Municipal Money Market Portfolio........            785,989        584,075         201,914
     North Carolina Municipal Money Market Portfolio....            728,989        707,104          21,885
     Ohio Municipal Money Market Portfolio..............            700,743        521,228         179,515
     Pennsylvania Municipal Money Market Portfolio......          2,448,913      1,583,467         865,446
     Virginia Municipal Money Market Portfolio..........            327,624        325,965           1,659

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock on a quarterly basis.

                                BLACKROCK FUNDS

     At September 30, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                            EXPENSE
                                           LIMITATION      EXPIRING          EXPIRING          EXPIRING      TOTAL WAIVERS SUBJECT
                                           PERCENTAGE  JANUARY 31, 2004  JANUARY 31, 2005  JANUARY 31, 2006     TO REIMBURSEMENT
                                           ----------  ----------------  ----------------  ----------------  ---------------------
     Money Market Portfolio                  0.310%       $7,218,952        $7,697,755        $4,449,765        $19,366,472
     U.S. Treasury Money Market Portfolio    0.295%        2,236,065         2,639,070         1,468,700          6,343,835
     Municipal Money Market Portfolio        0.295%        2,008,270         2,114,002         1,289,096          5,411,368
     New Jersey Municipal Money
         Market Portfolio                    0.265%          527,887           582,682           372,797          1,483,366
     North Carolina Municipal Money
         Market Portfolio                    0.195%          433,442           611,462           454,392          1,499,296
     Ohio Municipal Money Market Portfolio   0.265%          412,678           506,362           336,564          1,255,604
     Pennsylvania Municipal Money
         Market Portfolio                    0.295%        1,762,114         1,845,254         1,004,319          4,611,687
     Virginia Municipal Money
         Market Portfolio                    0.205%          235,172           282,198           194,127            711,497

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .095% of the first $500 million, .085% of the next $500 million and .075% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     During the period PFPC and BlackRock waived a portion of the administration fees otherwise due to them with respect to the Investor B and Investor C Shares of the Money Market Portfolio.

     For the year ended September 30, 2003, administration fees and waivers for each Portfolio were as follows:

                                                                  GROSS                             NET
                                                              ADMINISTRATION                  ADMINISTRATION
                                                                   FEE            WAIVER            FEE
                                                              --------------    ----------    --------------
     Money Market Portfolio............................          $5,367,643       $212,941       $5,154,702
     U.S. Treasury Money Market Portfolio..............           1,407,677         29,100        1,378,577
     Municipal Money Market Portfolio..................           1,240,761             --        1,240,761
     New Jersey Municipal Money Market Portfolio.......             314,397             --          314,397
     North Carolina Municipal Money Market Portfolio...             291,596             --          291,596
     Ohio Municipal Money Market Portfolio.............             280,296             --          280,296
     Pennsylvania Municipal Money Market Portfolio.....             974,804             --          974,804
     Virginia Municipal Money Market Portfolio.........             131,050          3,369          127,681

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNC Bank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

                                BLACKROCK FUNDS



     As of the fiscal year ended September 30, 2003, affiliated payables were as follows:

                                                                                                  PNC BANK
                                                                  PFPC(1)       BLACKROCK(2)    AFFILIATES(3)
                                                              --------------    ------------    -------------
     Money Market Portfolio............................           $177,422         $846,807        $322,792
     U.S. Treasury Money Market Portfolio..............             63,385          159,021          77,885
     Municipal Money Market Portfolio..................             54,176          164,511          41,775
     New Jersey Municipal Money Market Portfolio.......             20,496           29,153          19,734
     North Carolina Municipal Money Market Portfolio...             20,752           11,468            _131
     Ohio Municipal Money Market Portfolio.............             19,405           24,709          11,931
     Pennsylvania Municipal Money Market Portfolio.....             53,111          117,298          18,696
     Virginia Municipal Money Market Portfolio.........              9,644            8,066           3,705

(1) -- payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of September 30, 2003.

(2) -- payables to BlackRock are for Advisory and Administration services provided as of September 30, 2003.

(3) -- payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of September 30, 2003, was $2,965,301, a portion of which is paid to service organizations, including other PNC Bank affiliates.

(C) CAPITAL SHARES

     Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar amounts shown below for such transactions.

     Transactions in capital shares for each period were as follows:

                                                                                  MONEY MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $ 2,601,501,549    $ 3,831,687,453
     Service Class......................................................      1,508,229,922      1,828,334,932
     Hilliard Lyons Class...............................................        525,159,045        219,258,190
     Investor A Class...................................................      1,281,528,590      1,496,362,000
     Investor B Class...................................................         14,204,786         22,470,306
     Investor C Class...................................................         68,746,632        135,217,846
Shares issued in reinvestment of dividends:
     Institutional Class................................................             19,712            154,086
     Service Class......................................................            689,789          1,713,634
     Hilliard Lyons Class...............................................            928,685          2,405,038
     Investor A Class...................................................          3,152,332          7,666,181
     Investor B Class...................................................             31,835            122,750
     Investor C Class...................................................              9,961             53,725
Shares redeemed:
     Institutional Class................................................     (3,057,907,259)    (3,876,843,528)
     Service Class......................................................     (1,644,640,626)    (2,115,763,256)
     Hilliard Lyons Class...............................................       (522,082,513)      (240,444,474)
     Investor A Class...................................................     (1,372,274,269)    (1,496,269,399)
     Investor B Class...................................................        (22,610,179)       (16,581,952)
     Investor C Class...................................................        (74,432,947)      (136,827,583)
                                                                            ---------------    ---------------
Net decrease............................................................    $  (689,744,955)   $  (337,284,051)
                                                                            ===============    ===============

                                 BLACKROCK FUNDS

                                                                                    U.S. TREASURY MONEY
                                                                                     MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $   617,737,925    $ 2,528,791,243
     Service Class......................................................      1,149,394,222      1,483,706,113
     Investor A Class...................................................         97,110,160        128,481,971
     Investor C Class...................................................                 --              1,617
Shares issued in reinvestment of dividends:
     Institutional Class................................................              1,142              3,899
     Service Class......................................................             40,358             93,800
     Investor A Class...................................................            308,404            585,017
Shares redeemed:
     Institutional Class................................................       (764,842,515)    (2,382,642,413)
     Service Class......................................................     (1,164,961,087)    (1,616,085,310)
     Investor A Class...................................................      (115,812,372)       (95,946,121)
     Investor C Class...................................................                 --             (1,617)
                                                                            ---------------    ---------------
Net increase (decrease).................................................    $  (181,023,763)   $    46,988,199
                                                                            ===============    ===============
                                                                                     MUNICIPAL MONEY
                                                                                     MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $   637,841,883    $   915,837,260
     Service Class .....................................................        287,219,165        295,813,775
     Hilliard Lyons Class...............................................        611,402,393        239,300,766
     Investor A Class...................................................         50,884,902         22,879,418
Shares issued in reinvestment of dividends:
     Institutional Class................................................                 --                 --
     Service Class......................................................             89,274            184,759
     Hilliard Lyons Class...............................................          1,179,821          1,463,993
     Investor A Class...................................................             36,724             79,914
Shares redeemed:
     Institutional Class................................................       (628,978,058)      (978,164,772)
     Service Class......................................................       (303,015,842)      (329,929,960)
     Hilliard Lyons Class...............................................       (617,033,658)      (194,521,270)
     Investor A Class...................................................        (48,489,754)       (25,385,243)
                                                                            ---------------    ---------------
Net decrease............................................................    $    (8,863,150)   $   (52,441,360)
                                                                            ===============    ===============

                                 BLACKROCK FUNDS

                                                                                   NEW JERSEY MUNICIPAL
                                                                                  MONEY MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $   202,723,999    $   202,143,149
     Service Class......................................................         40,494,924         59,745,408
     Investor A Class...................................................         86,120,417         78,551,992
Shares issued in reinvestment of dividends:
     Institutional Class................................................             33,056             43,115
     Service Class......................................................             20,174             31,448
     Investor A Class...................................................             68,967            143,574
Shares redeemed:
     Institutional Class................................................       (212,062,757)      (212,622,184)
     Service Class......................................................        (41,275,903)       (54,999,285)
     Investor A Class...................................................        (82,651,003)       (80,867,840)
                                                                            ---------------    ---------------
Net decrease............................................................    $    (6,528,126)   $    (7,830,623)
                                                                            ===============    ===============
                                                                                 NORTH CAROLINA MUNICIPAL
                                                                                  MONEY MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $   185,899,631    $   175,082,524
     Service Class......................................................            515,818          8,621,047
     Investor A Class...................................................             45,449             35,500
     Investor B Class...................................................                 --                 --
Shares issued in reinvestment of dividends:
     Institutional Class................................................                 --                 --
     Service Class......................................................                118              2,370
     Investor A Class...................................................              1,922              3,720
     Investor B Class...................................................                 --                 11
Shares redeemed:
     Institutional Class................................................       (179,910,659)      (133,745,412)
     Service Class......................................................           (494,140)        (8,937,786)
     Investor A Class...................................................            (84,576)           (79,290)
     Investor B Class...................................................                 --             (5,660)
                                                                            ---------------    ---------------
Net increase............................................................    $     5,973,563    $    40,977,024
                                                                            ===============    ===============

                                BLACKROCK FUNDS

                                                                                      OHIO MUNICIPAL
                                                                                  MONEY MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $   218,069,254    $   274,531,724
     Service Class......................................................         99,804,900         96,257,220
     Investor A Class...................................................        108,725,662         77,370,595
Shares issued in reinvestment of dividends:
     Institutional Class................................................            179,029             31,777
     Service Class......................................................             27,788             60,033
     Investor A Class...................................................            174,443            416,901
Shares redeemed:
     Institutional Class................................................       (227,738,879)      (247,756,137)
     Service Class......................................................        (98,282,331)       (97,473,111)
     Investor A Class...................................................       (113,596,693)       (90,986,509)
                                                                            ---------------    ---------------
Net increase (decrease).................................................    $   (12,636,827)   $    12,452,493
                                                                            ===============    ===============
                                                                                  PENNSYLVANIA MUNICIPAL
                                                                                  MONEY MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $   583,434,949    $   731,827,579
     Service Class......................................................         76,638,075        160,255,101
     Investor A Class...................................................        309,367,165        135,150,311
     Investor B Class...................................................                 --             99,871
Shares issued in reinvestment of dividends:
     Institutional Class................................................             70,954            130,770
     Service Class......................................................             93,350            147,415
     Investor A Class...................................................            312,192            629,122
     Investor B Class...................................................                 --                 23
Shares redeemed:
     Institutional Class................................................       (633,134,366)      (725,803,706)
     Service Class......................................................        (87,141,248)      (181,259,588)
     Investor A Class...................................................       (344,157,016)      (142,907,605)
     Investor B Class...................................................                 --            (99,894)
                                                                            ---------------    ---------------
Net decrease............................................................    $   (94,515,945)   $   (21,830,601)
                                                                            ===============    ===============

                                BLACKROCK FUNDS



                                                                                    VIRGINIA MUNICIPAL
                                                                                  MONEY MARKET PORTFOLIO
                                                                            ----------------------------------
                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                                9/30/03            9/30/02
                                                                            ---------------    ---------------
Shares sold:
     Institutional Class................................................    $    67,717,158    $    70,564,949
     Service Class......................................................        101,574,864         77,765,171
     Investor A Class...................................................                 --            800,315
Shares issued in reinvestment of dividends:
     Institutional Class................................................                 --                 --
     Service Class......................................................                 --              4,018
     Investor A Class...................................................                 --                 --
Shares redeemed:
     Institutional Class................................................        (65,562,037)      (104,579,683)
     Service Class......................................................       (104,707,467)       (34,236,388)
     Investor A Class...................................................                 --         (3,808,991)
                                                                            ---------------    ---------------
Net increase (decrease) ................................................    $      (977,482)   $     6,509,391
                                                                            ===============    ===============

     On September 30, 2003, two shareholders held approximately 86% of the outstanding shares of the Money Market Portfolio, two shareholders held approximately 86% of the outstanding shares of the U.S. Treasury Money Market Portfolio, two shareholders held approximately 85% of the outstanding shares of the Municipal Money Market Portfolio, two shareholders held approximately 78% of the outstanding shares of the New Jersey Municipal Money Market Portfolio, two shareholders held approximately 84% of the outstanding shares of the North Carolina Municipal Money Market Portfolio, three shareholders held approximately 73% of the outstanding shares of the Ohio Municipal Money Market Portfolio, one shareholder held approximately 77% of the outstanding shares of the Pennsylvania Municipal Money Market Portfolio and three shareholders held approximately 86% of the outstanding shares of the Virginia Municipal Money Market Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

     (D) AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:

                                                                        U.S.                           NEW JERSEY
                                                                      TREASURY        MUNICIPAL        MUNICIPAL
                                                  MONEY MARKET      MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 --------------     ------------     ------------     ------------
Capital paid-in.............................     $3,053,891,425     $679,459,694     $678,716,616     $159,364,334
Undistributed net investment income.........             64,239           46,591             ----             ----
Accumulated net realized loss on
   investment transactions..................           (259,438)         (46,038)         (10,981)          (1,295)
                                                 --------------     ------------     ------------     ------------
                                                 $3,053,696,226     $679,460,247     $678,705,635     $159,363,039
                                                 ==============     ============     ============     ============
                                                    NORTH
                                                   CAROLINA             OHIO         PENNSYLVANIA       VIRGINIA
                                                   MUNICIPAL         MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                  MONEY MARKET      MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  ------------      ------------     ------------     -----------
Capital paid-in.............................       $163,030,482     $134,178,636     $494,325,108     $62,974,542
Accumulated net realized loss on
   investment transactions..................               (784)         (27,198)         (22,745)           (661)
                                                   ------------     ------------     ------------     -----------
                                                   $163,029,698     $134,151,438     $494,302,363     $62,973,881
                                                   ============     ============     ============     ===========

                                BLACKROCK FUNDS

(E) FEDERAL TAX INFORMATION

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gain distributions for the year ended September 30, 2003.

     Dividends from net investment  income and  distributions  from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to capital loss carryforwards expiring, were reclassified to the following accounts:

                                                                                                     INCREASE
                                                                                   INCREASE         (DECREASE)
                                                                                  ACCUMULATED      UNDISTRIBUTED
                                                                 DECREASE        NET REALIZED     NET INVESTMENT
                                                             PAID-IN CAPITAL      GAIN (LOSS)         INCOME
                                                             ---------------    --------------    --------------
     North Carolina Municipal Money Market Portfolio             $  (121)           $  121             $--
     Pennsylvania Municipal Money Market Portfolio                (3,403)            3,403              --
     Virginia Municipal Money Market Portfolio                      (171)              171              --

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                                                      TAX-FREE           ORDINARY
                                                                                       INCOME             INCOME
                                                                                     ----------         -----------
     Money Market Portfolio
        9/30/03.........................................................             $       --         $31,056,775
        9/30/02.........................................................                     --          70,457,841
     U.S. Treasury Money Market Portfolio
        9/30/03.........................................................                     --           6,369,710
        9/30/02.........................................................                     --          15,388,338
     Municipal Money Market Portfolio
        9/30/03.........................................................              5,774,749                  --
        9/30/02.........................................................              9,827,759                  --
     New Jersey Municipal Money Market Portfolio
        9/30/03.........................................................              1,284,763                  --
        9/30/02.........................................................              2,073,226                  --
     North Carolina Municipal Money Market Portfolio
        9/30/03.........................................................              1,557,626                  --
        9/30/02.........................................................              1,804,145                  --
     Ohio Municipal Money Market Portfolio
        9/30/03.........................................................              1,453,594                  --
        9/30/02.........................................................              1,998,035                  --
     Pennsylvania Municipal Money Market Portfolio
        9/30/03.........................................................              4,675,094                  --
        9/30/02.........................................................              8,033,116                  --
     Virginia Municipal Money Market Portfolio
        9/30/03.........................................................                635,780                  --
        9/30/02.........................................................                823,177                  --

                                BLACKROCK FUNDS


     As   of   September   30,   2003,   the    components   of    distributable
earnings/(accumulated losses) were as follows:

                                                               UNDISTRIBUTED      UNDISTRIBUTED         CAPITAL            POST-
                                                                 TAX-FREE           ORDINARY             LOSS             OCTOBER
                                                                  INCOME             INCOME          CARRYFORWARDS         LOSSES
                                                                 --------          ----------        -------------        --------
     Money Market Portfolio................................      $     --          $1,604,890           $(259,438)          $ --
     U.S. Treasury Money Market Portfolio..................            --             325,964             (46,038)            --
     Municipal Money Market Portfolio......................       316,695                  --             (10,981)            --
     New Jersey Municipal Money Market Portfolio...........        70,441                  --              (1,295)            --
     North Carolina Municipal Money Market Portfolio.......       101,361                  --                (784)            --
     Ohio Municipal Money Market Portfolio.................        77,616                  --             (27,198)            --
     Pennsylvania Municipal Money Market Portfolio.........       259,853                  --             (22,745)            --
     Virginia Municipal Money Market Portfolio.............        36,727                  --                (661)            --

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                            EXPIRING SEPTEMBER 30
                                         ----------------------------------------------------------------------------------------
                                           2005       2006       2007       2008       2009        2010        2011       TOTAL
                                         -------    -------    -------    -------    --------    -------     -------    --------
     Money Market Portfolio.............  $   --    $   --     $23,015    $44,610    $106,537    $    --     $85,276    $259,438
     U.S. Treasury Money Market
         Portfolio......................      --        --          --      4,849      16,898     11,911      12,380      46,038
     Municipal Money Market Portfolio...      --        --          --         --      10,981         --          --      10,981
     New Jersey Municipal Money
         Market Portfolio...............      --        --          --      1,295          --         --          --       1,295
     North Carolina Municipal Money
         Market Portfolio...............      --        --          --        784          --         --          --         784
     Ohio Municipal Money Market
         Portfolio......................      --     3,203      16,541      6,193          --         --       1,261      27,198
     Pennsylvania Municipal Money
         Market Portfolio...............   1,626     3,403          --         --      17,716         --          --      22,745
     Virginia Municipal Money
         Market Portfolio...............      --        --         401         --          --        260          --         661

(F)    CONTINGENCIES

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                 BLACKROCK FUNDS

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF BLACKROCK FUNDS:

In our opinion, the accompanying statements of net assets of the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market and Pennsylvania Municipal Money Market Portfolios and the statement of assets and liabilities, including the schedule of investments, of the Virginia Municipal MoneyMarket Portfolio (constituting the money market portfolios of BlackRock Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds of September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 26, 2003

                                 BLACKROCK FUNDS

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink(1)   Trustee and   Since      Director, Chairman and Chief Executive        43        Director             N/A
BlackRock, Inc.       President     2000       Officer of BlackRock, Inc. since its                    BlackRock, Inc.
40 E. 52nd Street                              formation in 1998 and of BlackRock,
New York, NY 10022                             Inc.'s predecessor entities since 1988;
Age: 50                                        Chairman of the Management Committee;
                                               formerly, Managing Director of the
                                               First Boston Corporation, Member of
                                               its Management Committee, Co-head of
                                               its Taxable Fixed Income Division and
                                               Head of its Mortgage and Real Estate
                                               Products Group; formerly, Chairman of
                                               the Board and Director of each of the
                                               closed-end Trusts for which BlackRock
                                               Advisors, Inc. serves as investment
                                               advisor; Chairman of the Board of
                                               Nomura BlackRock Asset Management and
                                               several of BlackRock's alternative
                                               investment vehicles; Director of
                                               several of BlackRock's offshore funds;
                                               formerly, Director of the New York
                                               Stock Exchange; Co-Chairman of the
                                               Board of Trustees of Mount Sinai-NYU;
                                               Co-Chairman of the Board of Trustees of
                                               NYU Hospitals Center; and a Member of
                                               the Board of Trustees of NYU.
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.   Trustee       Since      Partner, Covington & Burling (law firm)       43        Director, Mirant     $77,400
Eizenstat                           2001       (2001-Present); Deputy Secretary of the                 Corporation;
Covington & Burling                            Treasury (1999-2001), Under Secretary of                Advisory Board
1201 Pennsylvania                              State for  Economic,  Business  and                     member, The
Avenue, NW                                     Agricultural Affairs (1997-1999); Advisory              Coca-Cola Company.
Washington, DC 20004                           Board member, Group Menatep; Chairman,
Age: 60                                        International Board of Governors, Weizmann
                                               Institute of Science.
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Trustee,      Since      Retired; Director of USX Corporation          43        Director, ACE        $82,400
c/o BlackRock Funds   Vice          1996       (a diversified company principally engaged              Limited (insurance
100 Bellevue Parkway  Chairman                 in energy and steel businesses), 1991 to                company); Director
Wilmington, DE 19809  of the                   2001; Vice Chairman and Chief Financial                 and Chairman of the
Age: 59               Board and                Officer 1994-2001, Executive Vice                       Board, RTI
                      Chairman of              President - Accounting and Finance and Chief            International Metals,
                      the Audit                Financial Officer from 1991 to 1994.                    Inc.; Director,
                      Committee                                                                        Eastman Chemical
                                                                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Judith Rodin      Trustee       Since      President, Professor of Psychology (School    43        Director, Aetna      $77,400
President                           2001       of Arts and Sciences), and Professor of                 Inc.; Director, AMR
University of                                  Medicine and Psychiatry (School of Medicine),           Corporation;
Pennsylvania                                   University of Pennsylvania (1994-present);              Director, Comcast
Office of the                                  Brookings Institution Board of Trustees;                Corporation;
President                                      Catalyst Board of Directors; Philadelphia               Director, Electronic
100 College Hall                               Chamber of Commerce, Executive Committee;               Data Systems
Philadelphia, PA                               President Clinton's Committee of Advisors on            Corporation.
19104-6380                                     Science and Technology (PCAST); National
Age: 59                                        Infrastructure Assurance Council.
-----------------------------------------------------------------------------------------------------------------------------------
David R.              Trustee and   Since      Chairman, Wilmerding & Associates, Inc.       44(3)                          $87,400
Wilmerding, Jr.       Chairman of   1996       (investment advisers) since 1989; Director,
Rosemont Business     the Board                Beaver Management Corporation (land
Campus                                         management corporation); Managing General
Building One,                                  Partner, Chestnut Street Exchange Fund;
Suite 100                                      Director, Peoples First, The Peoples Bank of
919 Conestoga Road                             Oxford; Director Emeritus, The Mutual Fire,
Rosemont, PA 19010                             Marine and Inland Insurance Company.
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                           FUND MANAGEMENT (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL FUND
                                         TERM OF                                                                         COMPLEX
                       POSITION(S)       OFFICE (2)                        PRINCIPAL OCCUPATION(S)                     COMPENSATION
   NAME, ADDRESS,      HELD WITH        AND LENGTH                         DURING PAST FIVE YEARS                        FOR THE
        AGE              FUND            OF TIME                                                                       YEAR ENDING
                                         SERVED                                                                          9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Paul Audet             Treasurer        Since 2002    Managing Director and Chief Financial Officer of BlackRock, Inc.      N/A
BlackRock, Inc.                                       since 1998; Treasurer of BlackRock Provident Institutional Funds
40 E. 52nd Street                                     since 2001; Senior Vice President of PNC Bank Corp. from 1991
New York, NY 10022                                    to 1998.
Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley          Vice President   Since 2003    Managing Director, BlackRock, Inc. since May 2000; First              N/A
BlackRock, Inc.                         (previously   Vice President and Operating Officer, Mergers and Acquisitions
40 E. 52nd Street                       served as     Group (1997-2000), First Vice President and Operating Officer,
New York, NY 10022                      Assistant     Public Finance Group (1995-1997), and First Vice President,
Age: 41                                 Secretary     Emerging Markets Fixed Income Research (1994-1995),
                                        since 2000)   Merrill Lynch & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson        Assistant        Since 1998    Senior Director and Vice President of Fund Accounting and             N/A
PFPC Inc.              Treasurer                      Administration, PFPC since 2003. Vice President and Director of
301 Bellevue Parkway                                  Mutual Fund Accounting and Administration, PFPC Inc. since
Wilmington, DE 19809                                  November 1997; Assistant Vice President, PFPC Inc. from March 1997
Age: 39                                               to November 1997; Senior Accounting Officer, PFPC Inc. from
                                                      March 1993 to March 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan      Secretary        Since 1997    Director and Senior Counsel (since January 2001), and Vice            N/A
BlackRock Advisors,                                   President and Senior Counsel (1998-2000), BlackRock Advisors,
Inc.                                                  Senior Counsel, PNC Bank Corp. from May 1995 to April 1998.
100 Bellevue Parkway
Wilmington, DE 19809
Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Tritto         Assistant        Since 2003    Director and Assistant Secretary of BlackRock, Inc. since 2002.       N/A
BlackRock, Inc.        Secretary                      Formerly, Executive Director (2000-2002) and Vice President (1998-
40 E. 52nd Street                                     2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset
New York, NY 10022                                    Management Inc. and officer of various Morgan Stanley-sponsored
Age: 42                                               investment vehicles; Counsel (1998) and Associate (1988-1997),
                                                      Rogers & Wells LLP, New York, NY.
-----------------------------------------------------------------------------------------------------------------------------------




(1) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(3) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation.

                                BLACKROCK FUNDS

                              ADDITIONAL INFORMATION

      PricewaterhouseCoopers LLP ("PwC"), the Fund's independent auditors, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain contemplated services to PNC and its affiliates in the future which would cause PwC to no longer be independent with respect to the Fund, PwC has declined to stand for re-election as independent auditors of the Fund after the completion of the fiscal 2003 audit.

      The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditors to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditors for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS





Investment Adviser                      Distributor
   BlackRock Advisors, Inc.                BlackRock Distributors, Inc.
   Wilmington, Delaware 19809              King of Prussia, Pennsylvania 19406

Sub-Adviser                             Co-Administrator
   BlackRock Institutional Management      BlackRock Advisors, Inc.
     Corporation                           Wilmington, Delaware 19809
   Wilmington, Delaware 19809
                                        Counsel
Custodian                                  Simpson Thacher & Bartlett LLP
   PFPC Trust Co.                          New York, New York 10017
   Philadelphia, Pennsylvania 19153
                                        Independent Auditors
Co-Administrator and Transfer Agent        PricewaterhouseCoopers LLP
   PFPC Inc.                               Philadelphia, Pennsylvania 19103
   Wilmington, Delaware 19809















The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

                                 BLACKROCK FUNDS

                                  FUND SPECTRUM

BLACKROCK FUNDS IS A LEADING MUTUAL FUND COMPANY CURRENTLY MANAGING IN EXCESS OF $18 BILLION IN THE FOLLOWING PORTFOLIOS DESIGNED TO FIT A BROAD RANGE OF INVESTMENT GOALS. EACH PORTFOLIO IS MANAGED BY RECOGNIZED EXPERTS IN EQUITY, FIXED INCOME, INTERNATIONAL, AND TAX-FREE INVESTING.

STOCK PORTFOLIOS
----------------
    Large Cap Value Equity             Global Science & Technology Opportunities
    Large Cap Growth Equity            European Equity
    Mid-Cap Value Equity               International Equity
    Mid-Cap Growth Equity              International Opportunities
    Small Cap Value Equity             Asia Pacific Equity
    Small Cap Core Equity              Select Equity
    Small Cap Growth Equity            Index Equity
    U.S. Opportunities

STOCK & BOND PORTFOLIOS
-----------------------
    Balanced

BOND PORTFOLIOS
---------------
    Low Duration Bond                  Managed Income
    Intermediate Government Bond       Core Bond Total Return
    Intermediate Bond                  Core PLUS Total Return
    Government Income                  International Bond
    GNMA                               High Yield Bond

TAX-FREE BOND PORTFOLIOS
------------------------
    Tax-Free Income                    Ohio Tax-Free Income
    Pennsylvania Tax-Free Income       Delaware Tax-Free Income
    New Jersey Tax-Free Income         Kentucky Tax-Free Income

MONEY MARKET PORTFOLIOS
-----------------------
    Money Market                       North Carolina Municipal Money Market
    U.S. Treasury Money Market         Ohio Municipal Money Market
    Municipal Money Market             Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market  Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices.
Note: Institutional and Service Share Class investors should call
1-800-441-7450.
You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

MM-ANN                                                            (LOGO)
                                                                BLACKROCK
                                                            [GRAPHIC OMITTED]

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
ANNUAL REPORT TO SHAREHOLDERS
SEPTEMBER 30, 2003

                         BLACKROCK STRATEGIC PORTFOLIO I

TOTAL NET ASSETS (9/30/03)             $56.1 million

PERFORMANCE BENCHMARK:                 Lehman Brothers U.S. Aggregate Index

INVESTMENT APPROACH:                   Seeks to maximize total return through
                                       the investment in a portfolio of
                                       investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

o Economic growth in Europe and Japan remained generally sluggish over the first half of the semi-annual period, with stronger growth in Canada and Australia. In Canada, the unemployment rate remained low and inflationary pressures took hold. The Bank of Canada accordingly shifted to a tightening bias during the quarter. In early December, the European Central Bank ("ECB") cut rates by 50 basis points ("bps"), as expected. During the quarter, the Portfolio benefited from a significant allocation to Euro-denominated agency bonds as European bonds outperformed U.S. bonds. The Portfolio continued to find the fixed income environment in Europe attractive owing to a slowing economy and declining inflation readings. With inflationary data at approximately 2.3% and the euro appreciating vis-a-vis the dollar, the ECB signaled the potential for further rate cuts should the economy and inflation show continued decline. Consequently, the Portfolio took the opportunity to deploy some of its cash reserves and take a position in short maturity Danish government bonds. The Portfolio also sold its positions in New Zealand.

o In light of the economic and geopolitical concerns that continued to afflict global markets during the second quarter of the annual period, the central banks of many nations elected to reduce interest rates over the quarter, including the ECB, Denmark, Switzerland, Sweden, the UK, and Norway. During the quarter, the Portfolio maintained a significant allocation to Euro- and Danish Kroner-denominated bonds. While the U.S. had been the epicenter of the global economic downturn, it was at this point significantly farther along than Europe in the recovery cycle. Additionally, the Portfolio took the opportunity to sell out of its positions in U.S. Treasuries in favor of Canadian bonds, which were considered more attractive on a relative basis.

o During the third quarter of the annual period, the ECB cut interest rates by 50 bps. In reducing rates, the ECB cited concerns over growth as well as the economic impact of the Euro's appreciation. The Portfolio maintained a significant position in European bonds through an allocation to Euro-denominated bonds and two-year Danish bonds. Euro-U.S. yield spreads remained relatively stable during the quarter, with Europe outperforming. The Portfolio also maintained a position in Canadian bonds.

o During the fourth quarter of the annual period, the Portfolio reduced its position in Canadian bonds, following their strong outperformance versus U.S. bonds. After a prolonged period of rate hikes by the Bank of Canada, rapidly receding inflation and escalating unemployment triggered a reassessment of monetary policy in Canada. Following a 25 bps rate cut on July 15, the Bank of Canada cut rates again to 2.75% on September 3. In Europe, despite 50 bps of additional easing in short rates on June 5, GDP growth continued to drift lower. Based on the dampening effect of a stronger Euro and the continued prospect for stronger growth in the U.S., the Portfolio remained overweight European bonds, focusing on the five-year section of the curve. This was beneficial to performance as European bonds posted strong relative performance versus their U.S. counterparts. Outside the European Monetary Union ("EMU"), the Swedish Riksbank cut rates in June and July in an effort to help encourage economic growth, which has lagged with the rest of Europe. In mid-September, the Swedes voted resoundingly to reject entry into the euro-zone. The outcome, widely expected, resulted in a modest cheapening of bond valuations and, surprisingly, a stronger Swedish krona. The Portfolio maintained positions in Swedish and Danish Treasuries.



     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC PORTFOLIO I AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION AND AT
                              EACH ANNUAL PERIOD.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            Strategic Portfolio I      Lehman Brothers U.S. Aggregate Index
10/6/97            $10,000                          $10,000
12/31/97           $10,141                          $10,214
3/31/98            $10,303                          $10,371
6/30/98            $10,515                          $10,614
9/30/98            $11,084                          $11,062
12/31/98           $11,136                          $11,099
3/31/99            $11,131                          $11,043
6/30/99            $11,164                          $10,946
9/30/99            $11,290                          $11,021
12/31/99           $11,349                          $11,007
3/31/00            $11,478                          $11,250
6/30/00            $11,786                          $11,446
9/30/00            $12,245                          $11,791
12/31/00           $13,268                          $12,287
3/31/01            $13,709                          $12,660
6/30/01            $13,542                          $12,731
9/30/01            $14,144                          $13,318
12/31/01           $14,448                          $13,324
3/31/02            $14,484                          $13,337
6/30/02            $15,350                          $13,829
9/30/02            $15,521                          $14,463
12/31/02           $16,037                          $14,691
3/31/03            $16,070                          $14,895
6/30/03            $16,490                          $15,268
9/30/03            $16,512                          $15,246



                            Performance as of 9/30/03
--------------------------------------------------------------------------------
                  STRATEGIC PORTFOLIO I - AVERAGE ANNUAL RETURN
               1 Yr*             3 Yr             5 Year        From Inception
               6.39%            10.48%             8.30%             8.74%
--------------------------------------------------------------------------------

* The 1-year average annual total return may not equal the total return for financial reporting purposes as stated in the financial highlights due to financial reporting adjustments recorded in fiscal year 2003.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                BLACKROCK FUNDS

                             SCHEDULE OF INVESTMENTS
                         BLACKROCK STRATEGIC PORTFOLIO I

AS OF SEPTEMBER 30, 2003


                                                                      PAR
                                                   MATURITY          (000)               VALUE
                                                   --------         -------           -----------

   U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 62.9%
Federal Home Loan Mortgage Corporation
   4.63%                                           02/15/07         $25,000           $30,600,879
U.S. Treasury Notes
   3.63%                                           05/15/13           3,965             3,891,739
   4.25%                                           08/15/13           3,600             3,690,421
                                                                                      -----------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $35,206,140)                                                                   38,183,039
                                                                                      -----------

   FOREIGN BONDS -- 32.7%

   DENMARK -- 6.3%
Kingdom of Denmark
   5.00%                                           08/15/05          23,450(b)          3,846,210
                                                                                      -----------

   GERMANY -- 19.0%
Bundesobligation
   5.00%                                           08/19/05           2,585(b)          3,157,572
   3.00%                                           04/11/08           7,200(b)          8,349,887
                                                                                      -----------
                                                                                       11,507,459
                                                                                      -----------

   SWEDEN -- 7.4%
Kingdom of Sweden
   3.50%                                           04/20/06          34,595(b)          4,494,389
                                                                                      -----------

TOTAL FOREIGN BONDS
   (Cost $18,624,404)                                                                  19,848,058
                                                                                      -----------

                                                                   NUMBER
                                                                     OF
                                                                   SHARES                VALUE
                                                                  ---------           -----------

   SHORT TERM INVESTMENTS -- 4.4%
Galileo Money Market Fund
(Cost $2,681,070)                                                 2,681,070             2,681,070
                                                                                      -----------

TOTAL INVESTMENTS IN
   SECURITIES -- 100.0%
   (Cost $56,511,614(a))                                                              $60,712,167
                                                                                      ===========

----------
(a)   Cost for Federal income tax purposes is $56,532,832. The gross unrealized appreciation on a tax basis is $4,179,335.
(b)   In local currency.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                         BLACKROCK STRATEGIC PORTFOLIO I

SEPTEMBER 30, 2003


ASSETS
   Investments at value (Cost $ 56,511,614 )                                       $   60,712,167
   Cash denominated in foreign currencies (Cost $ 46,341)                                  47,871
   Interest receivable                                                                  1,168,102
   Investments sold receivable                                                         18,192,994
   Prepaid expenses                                                                         1,079
   Unrealized appreciation on foreign currency spot contracts                                 290
   Unrealized appreciation of forward foreign currency contracts                          640,482
                                                                                   --------------
        TOTAL ASSETS                                                                   80,762,985
                                                                                   --------------

LIABILITIES
   Investments purchased payable                                                       18,875,227
   Distributions payable                                                                  123,029
   Administrative fees payable                                                              7,567
   Transfer agent fees payable                                                              1,158
   Other accrued expenses payable                                                          13,219
   Payable for financing transactions                                                   3,647,412
   Unrealized depreciation on forward foreign currency contracts                        1,973,021
                                                                                   --------------
        TOTAL LIABILITIES                                                              24,640,633
                                                                                   --------------


NET ASSETS ( Applicable to 6,343,725 Institutional shares outstanding)             $   56,122,352
                                                                                   ==============



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
($ 56,122,352 / 6,343,725)                                                         $         8.85
                                                                                   ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                              STRATEGIC PORTFOLIO I
                             STATEMENT OF OPERATIONS


                                                                     For the
                                                                       Year
                                                                      Ended
                                                                     09/30/03
                                                                ---------------
INVESTMENT INCOME:
   Interest                                                     $     1,483,251
                                                                ---------------

EXPENSES:
   Investment advisory fee                                               71,491
   Administration fee                                                    82,215
   Custodian fee                                                             88
   Transfer agent fee                                                    11,917
   Legal and audit                                                        1,556
   Printing                                                               5,120
   Trustees' fees                                                           331
   Other                                                                  5,781
                                                                ---------------

        Total expenses excluding interest expense                       178,499
   Interest expense                                                         269
                                                                ---------------
        Total expenses                                                  178,768
                                                                ---------------

   Less investment advisory and administration fees waived              (84,850)
                                                                ---------------
        Net expenses                                                     93,918
                                                                ---------------
   Net investment income                                              1,389,333
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
        Investment transactions (net of foreign taxes)                  783,952
        Futures contracts                                               (67,815)
        Foreign currency related transactions                        (1,428,848)
                                                                ---------------
                                                                       (712,711)
                                                                ---------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
        Investments (net of foreign taxes)                            2,552,753
        Futures contracts                                               335,727
        Foreign currency related transactions                        (1,228,963)
                                                                ---------------
                                                                      1,659,517
                                                                ---------------

   Net gain on investments and foreign currency transactions            946,806
                                                                ---------------

   Net increase in net assets resulting from operations         $     2,336,139
                                                                ===============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                              STRATEGIC PORTFOLIO I
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                   For the           For the
                                                                     Year              Year
                                                                    Ended             Ended
                                                                  09/30/03           09/30/02 1
                                                               --------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
   OPERATIONS:
     Net investment income                                     $    1,389,333     $     1,551,989
     Net realized gain (loss) on investments, futures
     contracts and foreign currency related transactions            (712,711)           1,476,694
     Net unrealized gain on investments, futures contracts
     and foreign currency related transactions                      1,659,517              91,138
                                                               --------------     ---------------

     Net increase in net assets resulting from operations           2,336,139           3,119,821
                                                               --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                        (2,261,168)         (4,077,762)
                                                               --------------     ---------------

Capital share transactions
     Shares sold                                                   30,283,765           3,262,731
     Shares issued in reinvestment of dividends                     2,265,732           4,076,276
     Shares sold                                                  (7,755,256)         (8,425,331)
                                                               --------------     ---------------
                                                                   24,794,241         (1,086,324)
                                                               --------------     ---------------

     Total increase (decrease) in net assets                       24,869,212         (2,044,265)
                                                               --------------     ---------------

NET ASSETS:
     Beginning of period                                           31,253,140          33,297,405
                                                               --------------     ---------------
     End of period                                             $   56,122,352     $    31,253,140
                                                               ==============     ===============

------------------

1 Certain prior year amounts were reclassified to conform to current year presentation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                For the       For the          For the       For the     For the
                                                               Year Ended    Year Ended      Year Ended    Year Ended   Year Ended
                                                                 9/30/03      9/30/02         9/30/01       9/30/00       9/30/99
                                                             -------------- ------------    ------------  ------------ -----------

PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                                 $8.87        $9.20           $8.63         $8.51      $10.46
                                                             -------------- ------------    ------------  ------------ -----------

     Net investment income                                            0.42         0.42 (c)        0.72          0.57        0.43
     Net realized and unrealized gain (loss) on investments           0.13         0.40            0.58          0.12       (0.28)
                                                             -------------- ------------    ------------  ------------ -----------
         Net increase from investment operations                      0.55         0.82            1.30          0.69        0.15
                                                             -------------- ------------    ------------  ------------ -----------

     Distributions from net investment income                        (0.57)       (1.15)          (0.65)        (0.57)      (0.43)
     Distributions from net realized gains                              --           --           (0.08)           --       (1.67)
                                                             -------------- ------------    ------------  ------------ -----------
          Total distributions                                        (0.57)       (1.15)          (0.73)        (0.57)      (2.10)
                                                             -------------- ------------    ------------  ------------ -----------

     Net asset value, end of period                                  $8.85        $8.87           $9.20         $8.63       $8.51
                                                             ============== ============    ============  ============ ===========

TOTAL  RETURN                                                        6.39%        9.74%          15.51%         8.46%       1.86%

RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                           $56,122      $31,253         $33,297       $29,367      $7,214

Ratio of expenses to average net assets                              0.26%        0.85%           0.27%         0.26%       0.31%(b)
Ratio of expenses to average net assets
     (excluding interest expense)                                    0.26%        0.26%           0.26%         0.26%       0.26%(b)
Ratio of expenses to average net assets
     (excluding waivers)                                             0.50%        1.15%           0.60%         0.68%       0.68%(b)

Ratio of net investment income to average net assets                 3.89%        4.73%           5.82%         6.67%       4.94%(b)
Ratio of net investment income to average net assets
     (excluding waivers)                                             3.65%        4.43%           5.49%         6.25%       4.57%(b)

Portfolio turnover                                                    235%         180%            189%          324%         78%

--------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Annualized.
(c) Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     BlackRock Funds SM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION: Valuation of securities held by the Portfolio is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern
Time); and the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. As of September 30, 2003, there were no securities valued in accordance with such fair value procedures.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2003, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:


                                                                               Unrealized
                                                                Value At         Foreign
Settlement   Currency      Currency             Contract      September 30,     Exchange
 Date        Amount         Sold                 Amount            2003           Loss
-----------------------------------------------------------------------------------------
10/07/03    35,000,000 Swedish Krona            $4,351,374      $4,511,530     $(160,156)
10/08/03    37,729,329 European Currency Unit   42,614,008      43,946,853    (1,332,845)
10/10/03    15,153,641 Canadian Dollar          11,016,824      11,214,878      (198,054)
10/14/03    53,781,000 Danish Krone              8,154,017       8,435,983      (281,966)
                                               -----------     -----------   -----------
                                               $66,136,223     $68,109,244   $(1,973,021)
                                               ===========     ===========   ===========

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                   Unrealized
                                                                    Value At         Foreign
Settlement   Currency      Currency             Contract          September 30,     Exchange
 Date        Amount         Bought               Amount                2003           Gain
---------------------------------------------------------------------------------------------
10/08/03     1,275,000 European Currency Unit   $1,439,744          $1,485,111       $45,367
10/10/03    15,153,641 Canadian Dollar          10,760,014          11,214,877       454,863
10/14/03    30,200,000 Danish Krone              4,596,861           4,737,113       140,252
                                               -----------          ----------      --------
                                               $16,796,619         $17,437,101      $640,482
                                               ===========         ===========      ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

REVERSE REPURCHASE AGREEMENTS: The Portfolio may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

FUTURES TRANSACTIONS: The Portfolio invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     OPTION WRITING/PURCHASING: The Portfolio may write or purchase financial options contracts for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at September 30, 2003.

    FINANCING TRANSACTIONS: The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Financial Management, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services, BlackRock, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock has contractually agreed to waive all of its advisory fees for the Portfolio until February 1, 2004, and may reimburse the Portfolio for certain operating expenses. For the year ended September 30, 2003, advisory fees and waiver for the Portfolio were as follows:

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                         GROSS                                      NET
                       ADVISORY                                  ADVISORY
                          FEE                WAIVER                 FEE
                          ---                ------                 ---

                        $71,491              $71,491                 $0

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the year ended September 30, 2003, administration fees and waivers for the Portfolio were as follows:

                         GROSS                                   NET
                    ADMINISTRATION                          ADMINISTRATION
                         FEE                 WAIVER              FEE
                         ---                 ------              ---

                        $82,215              $13,359            $68,856

     In addition, PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc. serves as transfer and dividend disbursing agent.

As of the fiscal Year Ended September 30, 2003, affiliated payables were as follows:

                                                                   STRATEGIC
                                                                   ---------
                                         PFPC(1)                     $5,926
                                         BlackRock(2)                 5,328

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of September 30, 2003.
(2) - payables to BlackRock are for Administration services provided as of September 30, 2003.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(C)  PURCHASE AND SALES OF SECURITIES

     For the year ended September 30, 2003, purchases and sales of investment securities, other than short-term investments and government securities, were $89,781,529 and $63,289,420 respectively. For the year ended September 30, 2003, purchases and sales of government securities were $18,611,908 and $12,695,044 respectively.


(D)  CAPITAL SHARES

Transactions in capital shares for each period were as follows:

                                                    For the             For the
                                                     Ended               Ended
                                                     Year                Year
                                                    9/30/03             9/30/02
                                                    -------             -------

Shares sold .................................      3,440,828            369,196
Shares issued in reinvestment
of dividends ................................        256,206            471,388
Shares redeemed .............................       (875,984)          (935,298)
                                                   ---------           ---------
Net increase/(decrease) .....................      2,821,050            (94,714)
                                                   =========            ========

On September 30, 2003, one shareholder held approximately 38% of the outstanding shares of the Fund.


(E)  AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:

Capital paid-in                                                      $54,877,290

Undistributed (accumulated) net investment income (loss)             (1,032,186)
Accumulated net realized loss on investment transactions,
futures contracts and foreign currency related transactions            (611,961)

Net unrealized appreciation on investment transactions,
futures contracts and foreign currency related transactions            2,889,209
                                                                     -----------
                                                                     $56,122,352
                                                                     ===========

BLACKROCK FUNDS
STRAATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(F)  FEDERAL TAX INFORMATION

     No provision is made for Federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for Federal tax purposes. There were no long-term capital gain distributions for the year ended September 30, 2003.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to realized foreign currency gains/(losses), bond bifurcation, and foreign futures realized gains/(losses) were reclassified to the following accounts:


                                                   INCREASE/        INCREASE/
                                                  (DECREASE)       (DECREASE)
                                INCREASE/         ACCUMULATED     UNDISTRIBUTED
                               (DECREASE)        NET REALIZED     NET INVESTMENT
                             PAID IN-CAPITAL      GAIN (LOSS)         INCOME
                             ---------------      -----------         ------

Strategic Portfolio I                --            $1,338,873      $(1,338,873)

These reclassifications had no effect on net assets or net asset value per share.

The tax character of distributions paid during the last two fiscal years were as follows:


                                                 ORDINARY
                                                  INCOME
                                                ----------
     Strategic Portfolio I

     9/30/03                                    $2,261,168
     9/30/02                                     4,077,762

As of September 30, 2003, the components of distributable earnings/(accumulated losses) were as follows:


                              UNDISTRIBUTED    UNDISTRIBUTED       CAPITAL         POST-
                                ORDINARY         LONG-TERM          LOSS          OCTOBER
                                 INCOME        CAPITAL GAIN     CARRYFOWARDS      LOSSES
                                 ------        ------------     ------------      ------

Strategic Portfolio I            $69,771             --           $(590,743)    $(2,169,752) 1

1 Includes Post-October currency losses of $2,169,752.

BLACKROCK FUNDS
STRAATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.


At September 30, 2003, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates.

                                            EXPIRING SEPTEMBER 30
                                ---------------------------------------------
                                  2009        2010        2011        TOTAL
                                  ----        ----        ----        -----
Strategic Portfolio I           $276,180     $95,501     219,062     $590,743

(G)  CONTINGENCIES

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of BlackRock Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Strategic Portfolio I (a portfolio of BlackRock Funds, hereafter referred to as the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 26, 2003

                                 BLACKROCK FUNDS

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink(1)   Trustee and   Since      Director, Chairman and Chief Executive        43        Director             N/A
BlackRock, Inc.       President     2000       Officer of BlackRock, Inc. since its                    BlackRock, Inc.
40 E. 52nd Street                              formation in 1998 and of BlackRock,
New York, NY 10022                             Inc.'s predecessor entities since 1988;
Age: 50                                        Chairman of the Management Committee;
                                               formerly, Managing Director of the
                                               First Boston Corporation, Member of
                                               its Management Committee, Co-head of
                                               its Taxable Fixed Income Division and
                                               Head of its Mortgage and Real Estate
                                               Products Group; formerly, Chairman of
                                               the Board and Director of each of the
                                               closed-end Trusts for which BlackRock
                                               Advisors, Inc. serves as investment
                                               advisor; Chairman of the Board of
                                               Nomura BlackRock Asset Management and
                                               several of BlackRock's alternative
                                               investment vehicles; Director of
                                               several of BlackRock's offshore funds;
                                               formerly, Director of the New York
                                               Stock Exchange; Co-Chairman of the
                                               Board of Trustees of Mount Sinai-NYU;
                                               Co-Chairman of the Board of Trustees of
                                               NYU Hospitals Center; and a Member of
                                               the Board of Trustees of NYU.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      OTHER          TOTAL FUND
                                     TERM OF                                             PORTFOLIOS   DIRECTORSHIPS      COMPLEX
                     POSITION(S)   OFFICE (2)          PRINCIPAL OCCUPATION(S)            IN FUND      OF PUBLIC       COMPENSATION
   NAME, ADDRESS,    HELD WITH     AND LENGTH          DURING PAST FIVE YEARS             COMPLEX      COMPANIES          FOR THE
        AGE            FUND         OF TIME                                               OVERSEEN      HELD BY         YEAR ENDING
                                    SERVED                                               BY TRUSTEE     TRUSTEE           9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.   Trustee       Since      Partner, Covington & Burling (law firm)       43        Director, Mirant     $77,400
Eizenstat                           2001       (2001-Present); Deputy Secretary of the                 Corporation;
Covington & Burling                            Treasury (1999-2001), Under Secretary of                Advisory Board
1201 Pennsylvania                              State for  Economic,  Business  and                     member, The
Avenue, NW                                     Agricultural Affairs (1997-1999); Advisory              Coca-Cola Company.
Washington, DC 20004                           Board member, Group Menatep; Chairman,
Age: 60                                        International Board of Governors, Weizmann
                                               Institute of Science.
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Trustee,      Since      Retired; Director of USX Corporation          43        Director, ACE        $82,400
c/o BlackRock Funds   Vice          1996       (a diversified company principally engaged              Limited (insurance
100 Bellevue Parkway  Chairman                 in energy and steel businesses), 1991 to                company); Director
Wilmington, DE 19809  of the                   2001; Vice Chairman and Chief Financial                 and Chairman of the
Age: 59               Board and                Officer 1994-2001, Executive Vice                       Board, RTI
                      Chairman of              President - Accounting and Finance and Chief            International Metals,
                      the Audit                Financial Officer from 1991 to 1994.                    Inc.; Director,
                      Committee                                                                        Eastman Chemical
                                                                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Judith Rodin      Trustee       Since      President, Professor of Psychology (School    43        Director, Aetna      $77,400
President                           2001       of Arts and Sciences), and Professor of                 Inc.; Director, AMR
University of                                  Medicine and Psychiatry (School of Medicine),           Corporation;
Pennsylvania                                   University of Pennsylvania (1994-present);              Director, Comcast
Office of the                                  Brookings Institution Board of Trustees;                Corporation;
President                                      Catalyst Board of Directors; Philadelphia               Director, Electronic
100 College Hall                               Chamber of Commerce, Executive Committee;               Data Systems
Philadelphia, PA                               President Clinton's Committee of Advisors on            Corporation.
19104-6380                                     Science and Technology (PCAST); National
Age: 59                                        Infrastructure Assurance Council.
-----------------------------------------------------------------------------------------------------------------------------------
David R.              Trustee and   Since      Chairman, Wilmerding & Associates, Inc.       44(3)                          $87,400
Wilmerding, Jr.       Chairman of   1996       (investment advisers) since 1989; Director,
Rosemont Business     the Board                Beaver Management Corporation (land
Campus                                         management corporation); Managing General
Building One,                                  Partner, Chestnut Street Exchange Fund;
Suite 100                                      Director, Peoples First, The Peoples Bank of
919 Conestoga Road                             Oxford; Director Emeritus, The Mutual Fire,
Rosemont, PA 19010                             Marine and Inland Insurance Company.
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------

                                 BLACKROCK FUNDS

                           FUND MANAGEMENT (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL FUND
                                         TERM OF                                                                         COMPLEX
                       POSITION(S)       OFFICE (2)                        PRINCIPAL OCCUPATION(S)                     COMPENSATION
   NAME, ADDRESS,      HELD WITH        AND LENGTH                         DURING PAST FIVE YEARS                        FOR THE
        AGE              FUND            OF TIME                                                                       YEAR ENDING
                                         SERVED                                                                          9/30/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Paul Audet             Treasurer        Since 2002    Managing Director and Chief Financial Officer of BlackRock, Inc.      N/A
BlackRock, Inc.                                       since 1998; Treasurer of BlackRock Provident Institutional Funds
40 E. 52nd Street                                     since 2001; Senior Vice President of PNC Bank Corp. from 1991
New York, NY 10022                                    to 1998.
Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley          Vice President   Since 2003    Managing Director, BlackRock, Inc. since May 2000; First              N/A
BlackRock, Inc.                         (previously   Vice President and Operating Officer, Mergers and Acquisitions
40 E. 52nd Street                       served as     Group (1997-2000), First Vice President and Operating Officer,
New York, NY 10022                      Assistant     Public Finance Group (1995-1997), and First Vice President,
Age: 41                                 Secretary     Emerging Markets Fixed Income Research (1994-1995),
                                        since 2000)   Merrill Lynch & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson        Assistant        Since 1998    Senior Director and Vice President of Fund Accounting and             N/A
PFPC Inc.              Treasurer                      Administration, PFPC since 2003. Vice President and Director of
301 Bellevue Parkway                                  Mutual Fund Accounting and Administration, PFPC Inc. since
Wilmington, DE 19809                                  November 1997; Assistant Vice President, PFPC Inc. from March 1997
Age: 39                                               to November 1997; Senior Accounting Officer, PFPC Inc. from
                                                      March 1993 to March 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan      Secretary        Since 1997    Director and Senior Counsel (since January 2001), and Vice            N/A
BlackRock Advisors,                                   President and Senior Counsel (1998-2000), BlackRock Advisors,
Inc.                                                  Senior Counsel, PNC Bank Corp. from May 1995 to April 1998.
100 Bellevue Parkway
Wilmington, DE 19809
Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
Vincent Tritto         Assistant        Since 2003    Director and Assistant Secretary of BlackRock, Inc. since 2002.       N/A
BlackRock, Inc.        Secretary                      Formerly, Executive Director (2000-2002) and Vice President (1998-
40 E. 52nd Street                                     2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset
New York, NY 10022                                    Management Inc. and officer of various Morgan Stanley-sponsored
Age: 42                                               investment vehicles; Counsel (1998) and Associate (1988-1997),
                                                      Rogers & Wells LLP, New York, NY.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(3) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

PricewaterhouseCoopers LLP ("PwC"), the Fund's independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain contemplated services to PNC and its affiliates in the future which would cause PwC to no longer be independent with respect to the Fund, PwC has declined to stand for re-election as independent auditors of the Fund after the completion of the fiscal 2003 audit.

The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditors to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditors for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
--------------------------------------------------------------------------------

INVESTMENT ADVISER
BlackRock Advisors, Inc.
Wilmington, Delaware 19809

CUSTODIAN
PFPC Trust Co.
Philadelphia, Pennsylvania 19153

CO-ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware 19809

DISTRIBUTOR
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania 19406

CO-ADMINISTRATOR
BlackRock Financial Management, Inc.
Wilmington, Delaware 19809

COUNSEL
Simpson Thacher & Bartlett LLP
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania 19103



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
301 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------



ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that it has one audit committee financial expert serving on its audit committee, which Trustee is an "independent" Trustee: Robert M. Hernandez. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable -- only effective for annual reports for fiscal years ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  RESERVED.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.


ITEM 9.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant's disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     BLACKROCK FUNDS SM
            -----------------------------------------------------------

By (Signature and Title)*  /S/ LAURENCE D. FINK
                         ----------------------------------------------
                           Laurence D. Fink, President and Principal
                           Executive Officer

Date                   DECEMBER 5, 2003
    -------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ LAURENCE D. FINK
                         ----------------------------------------------
                           Laurence D. Fink, President and Principal
                           Executive Officer

Date                   DECEMBER 5, 2003
    -------------------------------------------------------------------


By (Signature and Title)*  /S/ PAUL L. AUDET
                         ----------------------------------------------
                           Paul L. Audet, Treasurer and Principal
                           Financial Officer

Date                   DECEMBER 5, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.